Filed pursuant to Rule 497(b)
File No. 333-218333

SENTINEL GROUP FUNDS, INC.

One National Life Drive
Montpelier, Vermont 05604
 800-282-3863
July 27, 2017

Dear Shareholder:

The Board of Directors of Sentinel Group Funds, Inc., a Maryland corporation (“Sentinel Funds”), has called a joint special meeting of shareholders (the “Special Meeting”) of the series of Sentinel Funds listed in the table below under the heading Target Funds (each a “Target Fund” and collectively, the “Target Funds”) to be held at the offices of Sentinel Funds, One National Life Drive, Montpelier, Vermont 05604, on September 13, 2017 at 11:00 a.m., Eastern time. The purpose of the Special Meeting is to vote on an important proposal that affects your investment in your Target Fund.

On April 18, 2017, Sentinel Asset Management, Inc. (“Sentinel”) entered into an agreement to sell its mutual fund asset management business to Touchstone Advisors, Inc. (“Touchstone Advisors”), investment advisor to the Touchstone family of mutual funds and an indirect, wholly-owned subsidiary of Western & Southern Mutual Holding Company (the “Transaction”). Currently, Touchstone Advisors’ retail mutual fund platform includes 35 separate mutual funds that are managed by Touchstone Advisors and sub-advised by various institutional investment managers (the “Touchstone Funds”).

In connection with Sentinel’s decision to exit the mutual fund asset management business, Sentinel recommended and the Board of Directors of Sentinel Funds approved an Agreement and Plan of Reorganization with respect to each Target Fund pursuant to which the Target Fund would be reorganized (each, a “Reorganization” and collectively, the “Reorganizations”) into a corresponding Touchstone Fund as set forth in the table below under the heading Acquiring Funds (each, an “Acquiring Fund” and collectively, the “Acquiring Funds”).

Target Funds	Acquiring Funds
Sentinel Government Securities Fund	Touchstone Active Bond Fund, a series of Touchstone Funds Group Trust
Sentinel Total Return Bond Fund	Touchstone Active Bond Fund, a series of Touchstone Funds Group Trust
Sentinel Low Duration Bond Fund	Touchstone Ultra Short Duration Fixed Income Fund, a series of Touchstone Funds Group Trust
Sentinel Multi-Asset Income Fund	Touchstone Flexible Income Fund, a series of Touchstone Strategic Trust
Sentinel Sustainable Core Opportunities Fund	Touchstone Sustainability and Impact Equity Fund, a series of Touchstone Strategic Trust
Sentinel Balanced Fund	Touchstone Balanced Fund, a newly created series of Touchstone Strategic Trust
Sentinel Common Stock Fund	Touchstone Large Cap Focused Fund, a newly created series of Touchstone Strategic Trust
Sentinel International Equity Fund	Touchstone International Equity Fund, a newly created series of Touchstone Strategic Trust
Sentinel Small Company Fund	Touchstone Small Company Fund, a newly created series of Touchstone Strategic Trust

The Board of Directors of Sentinel Funds believes that the proposed Reorganizations are in the best interests of the Target Funds and recommends that you vote FOR the proposed Reorganization of your Target Fund.

We have enclosed a Joint Proxy Statement/Prospectus that describes each Reorganization proposal in greater detail, as well as important information about the Acquiring Funds. Your vote is extremely important, so please read the entire Joint Proxy Statement/Prospectus. Please contact our proxy solicitor, Broadridge Financial Solutions, Inc., at 855-928-4492 with any questions.

Thank you for your consideration of this important proposal.

Sincerely, Lisa F. Muller Secretary, Sentinel Group Funds, Inc.
2

SENTINEL GROUP FUNDS, INC.

One National Life Drive
Montpelier, Vermont 05604
 800-282-3863

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON SEPTEMBER 13, 2017

To the Shareholders:

Notice is hereby given that a joint special meeting of shareholders of the series of Sentinel Group Funds, Inc., a Maryland corporation, identified in the table below (each, a “Target Fund” and collectively, the “Target Funds”) will be held at the offices of Sentinel Group Funds, Inc., One National Life Drive, Montpelier, Vermont 05604, on September 13, 2017 at 11:00 a.m., Eastern time, and any adjournment or postponement thereof (the “Special Meeting”).

At the Special Meeting, shareholders of each Target Fund will be asked to consider a proposal to approve an Agreement and Plan of Reorganization (the “Plan”) between Touchstone Strategic Trust or Touchstone Funds Group Trust, as applicable, on behalf of the applicable series thereof identified in the table below (each, an “Acquiring Fund” and collectively, the “Acquiring Funds”) and Sentinel Group Funds, Inc., on behalf of the applicable Target Fund, providing for (i) the transfer of all the assets of the Target Fund to the Acquiring Fund in exchange solely for shares of the Acquiring Fund as set forth in the table below and the assumption by the Acquiring Fund of the liabilities (other than certain excluded liabilities) of the Target Fund, as described in the Plan; (ii) the pro rata distribution, by class, to the Target Fund’s shareholders of the shares of the Acquiring Fund as set forth in the table below; and (iii) the termination of the Target Fund (each, a “Reorganization” and collectively, the “Reorganizations”).

Target Funds and Share Classes	Acquiring Funds and Corresponding Share Classes
Sentinel Government Securities Fund	Touchstone Active Bond Fund
Class A	Class A
Class C	Class C
Class I	Class Y
Class T	Class T
Sentinel Total Return Bond Fund	Touchstone Active Bond Fund
Class A	Class A
Class C	Class C
Class I	Class Y
Class R3	Class A
Class R6	Class Y
Class T	Class T
Sentinel Low Duration Bond Fund	Touchstone Ultra Short Duration Fixed Income Fund
Class A	Class A
Class I	Class Y
Class S	Class S
Class T	Class T
Sentinel Multi-Asset Income Fund	Touchstone Flexible Income Fund
Class A	Class A
Class C	Class C
Class I	Class Y
Class T	Class T

Target Funds and Share Classes	Acquiring Funds and Corresponding Share Classes
Sentinel Sustainable Core Opportunities Fund	Touchstone Sustainability and Impact Equity Fund
Class A	Class A
Class I	Class Y
Class T	Class T
Sentinel Balanced Fund	Touchstone Balanced Fund
Class A	Class A
Class C	Class C
Class I	Class Y
Class T	Class T
Sentinel Common Stock Fund	Touchstone Large Cap Focused Fund
Class A	Class A
Class C	Class C
Class I	Class Y
Class R6	Institutional Class
Class T	Class T
Sentinel International Equity Fund	Touchstone International Equity Fund
Class A	Class A
Class C	Class C
Class I	Class Y
Class T	Class T
Sentinel Small Company Fund	Touchstone Small Company Fund
Class A	Class A
Class C	Class C
Class I	Class Y
Class R6	Class R6
Class T	Class T

The Board of Directors of Sentinel Group Funds, Inc. has fixed the close of business on June 21, 2017 as the record date for the determination of shareholders entitled to notice of and eligible to vote at the Special Meeting.

Please complete, sign, date and return your proxy card in the postage paid return envelope or otherwise vote promptly regardless of the number of shares owned.

Even if you expect to attend the Special Meeting, shareholders are requested to complete, sign, date and return the enclosed proxy card in the enclosed envelope, which needs no postage if mailed in the United States. Shareholders may also authorize a proxy by telephone or via the Internet. Instructions for the proper execution of the proxy card are set forth immediately following this notice or, with respect to telephone or Internet voting, on the proxy card. It is important that you vote promptly.
2

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be held on September 13, 2017: The Notice of Joint Special Meeting of Shareholders, Joint Proxy Statement/Prospectus, annual and semi-annual reports and form of proxy are available on the Internet at www.sentinelinvestments.com. For more information, shareholders may contact Sentinel Funds at P.O. Box 55929-5929, Boston, Massachusetts 02205 or 1-800-282-3863.

Sincerely, Lisa F. Muller Secretary, Sentinel Group Funds, Inc.
3

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp.
(2) ABC Corp	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee
Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe
Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

Every shareholder’s vote is important!

Please complete, sign, date and return your proxy card today!

Your proxy vote is important!

JOINT PROXY STATEMENT

OF

SENTINEL GROUP FUNDS, INC.
One National Life Drive
Montpelier, Vermont 05604
 800-282-3863

and

JOINT PROSPECTUS

OF

TOUCHSTONE STRATEGIC TRUST
and
TOUCHSTONE FUNDS GROUP TRUST
303 Broadway, Suite 1100
Cincinnati, Ohio 45202
 800.543.0407

July 27, 2017

This Joint Proxy Statement/Prospectus is being furnished to shareholders of the series of Sentinel Group Funds, Inc., a Maryland corporation (“Sentinel Funds”), listed below (each, a “Target Fund” and collectively, the “Target Funds”). The Board of Directors of Sentinel Funds (the “Sentinel Funds Board”) has called a joint special meeting of shareholders of the Target Funds to be held at the offices of Sentinel Funds, One National Life Drive, Montpelier, Vermont 05604, on September 13, 2017 at 11:00 a.m., Eastern time, and any adjournment or postponement thereof (the “Special Meeting”). This Joint Proxy Statement/Prospectus and the enclosed proxy are first being sent to shareholders of the Target Funds on or about August 2, 2017.

Shareholders of record of each Target Fund as of the close of business on June 21, 2017 (the “Record Date”) are entitled to notice of and eligible to vote at the Special Meeting. At the Special Meeting, shareholders of each Target Fund will be asked to consider a proposal to approve an Agreement and Plan of Reorganization (the “Plan”) between Touchstone Strategic Trust or Touchstone Funds Group Trust, as applicable, on behalf of the applicable series thereof identified in the table below (each, an “Acquiring Fund” and collectively, the “Acquiring Funds”), and Sentinel Funds, on behalf of the applicable Target Fund, providing for (i) the transfer of all the assets of the Target Fund to the Acquiring Fund in exchange solely for shares of the Acquiring Fund as set forth in the table below and the assumption by the Acquiring Fund of the liabilities (other than certain excluded liabilities) of the Target Fund, as described in the Plan; (ii) the pro rata distribution, by class, to the Target Fund’s shareholders of such shares of the Acquiring Fund; and (iii) the termination of the Target Fund (each, a “Reorganization” and collectively, the “Reorganizations”).

The following table shows each Target Fund and the corresponding Acquiring Fund, as well as the share class of the Acquiring Fund that will be issued to holders of each share class of the Target Fund.

Target Funds and Share Classes	Acquiring Funds and Corresponding Share Classes
Sentinel Government Securities Fund	Touchstone Active Bond Fund, a series of Touchstone Funds Group Trust
Class A	Class A
Class C	Class C
Class I	Class Y
Class T	Class T
Sentinel Total Return Bond Fund	Touchstone Active Bond Fund, a series of Touchstone Funds Group Trust
Class A	Class A
Class C	Class C
Class I	Class Y
Class R3	Class A
Class R6	Class Y
Class T	Class T
Sentinel Low Duration Bond Fund	Touchstone Ultra Short Duration Fixed Income Fund, a series of Touchstone Funds Group Trust
Class A	Class A
Class I	Class Y
Class S	Class S
Class T	Class T
Sentinel Multi-Asset Income Fund	Touchstone Flexible Income Fund, a series of Touchstone Strategic Trust
Class A	Class A
Class C	Class C
Class I	Class Y
Class T	Class T
Sentinel Sustainable Core Opportunities Fund	Touchstone Sustainability and Impact Equity Fund, a series of Touchstone Strategic Trust
Class A	Class A
Class I	Class Y
Class T	Class T
Sentinel Balanced Fund	Touchstone Balanced Fund, a newly created series of Touchstone Strategic Trust
Class A	Class A
Class C	Class C
Class I	Class Y
Class T	Class T
Sentinel Common Stock Fund	Touchstone Large Cap Focused Fund, a newly created series of Touchstone Strategic Trust
Class A	Class A
Class C	Class C
Class I	Class Y
Class R6	Institutional Class
Class T	Class T

Target Funds and Share Classes	Acquiring Funds and Corresponding Share Classes
Sentinel International Equity Fund	Touchstone International Equity Fund, a newly created series of Touchstone Strategic Trust
Class A	Class A
Class C	Class C
Class I	Class Y
Class T	Class T
Sentinel Small Company Fund	Touchstone Small Company Fund, a newly created series of Touchstone Strategic Trust
Class A	Class A
Class C	Class C
Class I	Class Y
Class R6	Class R6
Class T	Class T

The Reorganizations are expected to be completed on October 13, 2017, or as soon as practicable thereafter.

Each Target Fund and each Acquiring Fund is a series of a registered open-end management investment company (mutual funds). The following Acquiring Funds are each currently operating mutual funds: Touchstone Active Bond Fund, Touchstone Ultra Short Duration Fixed Income Fund, Touchstone Flexible Income Fund and Touchstone Sustainability and Impact Equity Fund (each, an “Operating Fund” and collectively, the “Operating Funds”). Touchstone Balanced Fund, Touchstone Large Cap Focused Fund, Touchstone International Equity Fund and Touchstone Small Company Fund (each, a “Shell Fund” and collectively, the “Shell Funds”) are each newly organized series of Touchstone Strategic Trust that have been created solely for the purpose of completing the applicable Reorganization and will not commence operations prior to the closing of the Reorganization. Touchstone Strategic Trust and Touchstone Funds Group Trust are sometimes referred to in this Joint Proxy Statement/ Prospectus individually as an “Acquiring Trust” and collectively as the “Acquiring Trusts.” The Board of Trustees of each Acquiring Trust is comprised of the same individual board members (the “Touchstone Funds Board”). The Target Funds and the Acquiring Funds are sometimes referred to in this Joint Proxy Statement/Prospectus individually as a “Fund” and collectively as the “Funds.”

This Joint Proxy Statement/Prospectus, which you should read carefully and retain for future reference, presents the information that you should know about the Funds and the Reorganizations. This document also serves as a prospectus for the offering and issuance of the shares of each Acquiring Fund to be issued in the Reorganizations. Statements of Additional Information (“SAIs”) dated July 27, 2017 relating to this Joint Proxy Statement/Prospectus and the Reorganizations have been filed with the U.S. Securities and Exchange Commission (the “SEC”) and are incorporated by reference into this Joint Proxy Statement/Prospectus (meaning that they are legally considered to be part of this Joint Proxy Statement/Prospectus).

Additional information concerning the Target Funds and the Operating Funds is contained in the documents described below, all of which have been filed with the SEC. Each document is incorporated by reference into this Joint Proxy Statement/Prospectus only insofar as it relates to the Target Funds and the Operating Funds. No other parts of such documents are incorporated by reference herein. Because the Shell Funds have not yet commenced operations as of the date of this Joint Proxy Statement/Prospectus, no prospectuses, SAIs or annual or semi-annual reports are available for the Shell Funds at this time.

Information About the Target Funds:	How to Obtain this Information:
Prospectus for Sentinel Group Funds, Inc., dated March 30, 2017, as supplemented through the date of this Joint Proxy Statement/Prospectus (File Nos. 811-00214; 002-10685)	On file with the SEC (www.sec.gov) (Accession No. 0001144204-17-017719 filed March 30, 2017)

Information About the Target Funds:	How to Obtain this Information:
Statement of Additional Information for Sentinel Group Funds, Inc., March 30, 2017, as supplemented through the date of this Joint Proxy Statement/Prospectus (File Nos. 811-00214; 002-10685)	On file with the SEC (www.sec.gov) (Accession No. 0001144204-17-017719 filed March 30, 2017)
Annual Report for Sentinel Group Funds, Inc., for the fiscal year ended November 30, 2016 (File Nos. 811-00214; 002-10685)	On file with the SEC (www.sec.gov) (Accession No. 0001144204-17-006110 filed February 6, 2017)

Information About the Operating Funds:	How to Obtain this Information:
Prospectus for Touchstone Strategic Trust, dated July 30, 2016, as supplemented through the date of this Joint Proxy Statement/Prospectus (File Nos. 811-03651; 002-80859)	On file with the SEC (www.sec.gov) (Accession No. 0000711080-16-000093 filed July 28, 2016)
Statement of Additional Information for Touchstone Strategic Trust, dated July 30, 2016, as supplemented through the date of this Joint Proxy Statement/Prospectus (File Nos. 811-03651; 002-80859)	On file with the SEC (www.sec.gov) (Accession No. 0000711080-16-000093 filed July 28, 2016)
Annual Report for Touchstone Strategic Trust, for the fiscal year ended March 31, 2017 (File Nos. 811-03651; 002-80859)	On file with the SEC (www.sec.gov) (Accession No. 0001144204-17-030423)
Prospectus for Touchstone Funds Group Trust, dated January 30, 2017, as supplemented through the date of this Joint Proxy Statement/Prospectus (File Nos. 811-08104; 033-70958)	On file with the SEC (www.sec.gov) (Accession No. 0000914243-17-000005 filed January 27, 2017)
Statement of Additional Information for Touchstone Funds Group Trust, dated January 30, 2017, as supplemented through the date of this Joint Proxy Statement/Prospectus (File Nos. 811-08104; 033-70958)	On file with the SEC (www.sec.gov) (Accession No. 0000914243-17-000005 filed January 27, 2017)
Annual Report for Touchstone Funds Group Trust, for the fiscal year ended September 30, 2016 (File Nos. 811-08104; 033-70958)	On file with the SEC (www.sec.gov) (Accession No. 0001144204-16-137153 filed November 30, 2016)
Semi-Annual Report for Touchstone Funds Group Trust, for the period ended March 31, 2017 (File Nos. 811-08104; 033-70958)	On file with the SEC (www.sec.gov) (Accession No. 0001144204-17-030425)
Annual Report for Touchstone Investment Trust for the fiscal year ended September 30, 2016 (File Nos. 811-02538; 002-52242	On file with the SEC (www.sec.gov) (Accession No. 0001144204-16-137138 filed November 30, 2016)

You can also obtain copies of any of the above-referenced documents without charge on the EDGAR database on the SEC’s Internet site at http://www.sec.gov. Copies are available for a fee by electronic request at the following e-mail address: publicinfo@sec.gov, or from the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-1520. Copies of above-referenced documents relating to the Target Funds may also be obtained upon oral or written request without charge by calling 800.282.3863, on the Target Funds’ website at www.sentinelinvestments.com or by writing to Sentinel Investments at P.O. Box 55929, Boston, Massachusetts 02205. Copies of above-referenced documents relating to the Acquiring Funds may also be obtained upon oral or written request without charge by calling 800.543.0407, on the Acquiring Funds’ website at TouchstoneInvestments.com or by writing to Touchstone Strategic Trust or Touchstone Funds Group Trust, as applicable, at P.O. Box 9878, Providence, Rhode Island 02940.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT DETERMINED THAT THE INFORMATION IN THIS JOINT PROXY STATEMENT/PROSPECTUS IS ACCURATE OR ADEQUATE, NOR HAS IT APPROVED OR DISAPPROVED THESE SECURITIES. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.

An investment in the Acquiring Funds:

•	is not a deposit of, or guaranteed by, any bank

•	is not insured by the FDIC, the Federal Reserve Board or any other government agency

•	is not endorsed by any bank or government agency

•	involves investment risk, including possible loss of your original investment
v

-i-

SYNOPSIS: BACKGROUND AND GENERAL SUMMARY

These questions and answers provide a brief overview of the key features of the Reorganizations and other matters typically of concern to shareholders considering a proposed combination of mutual funds. These questions and answers are qualified in their entirety by the more detailed information contained in the remainder of this Joint Proxy Statement/Prospectus, which you should read carefully and retain for future reference. The description of the Reorganizations is qualified by reference to the full texts of the Agreements and Plans of Reorganization. A form of Agreement and Plan of Reorganization is attached as Exhibit A to this Joint Proxy Statement/Prospectus.

Q.	What is being proposed?

A.
Sentinel Asset Management, Inc. (“Sentinel”), the current investor advisor of your Fund, informed the Sentinel Funds Board of its intent to exit the mutual fund advisory business. Sentinel engaged an investment bank to help identify parties interested in acquiring Sentinel’s mutual fund advisory business. As a result of that search, Sentinel and Touchstone Advisors, Inc. (“Touchstone Advisors”), investment advisor to the Touchstone family of mutual funds, entered into a Purchase Agreement pursuant to which Sentinel has agreed to sell its mutual fund advisory business to Touchstone Advisors in exchange for cash consideration, which consideration is subject to adjustment if assets under management of the Sentinel Funds fall below certain levels as of the closing time (the “Transaction”). In connection with the Transaction, Sentinel recommended and the Sentinel Funds Board approved the integration of each of the Target Funds into the Touchstone family of mutual funds (the “Touchstone Funds”). At the Joint Special Meeting of Shareholders on September 13, 2017, shareholders of each Target Fund are being asked to vote on a proposal to reorganize their Fund into a Touchstone Fund with a similar investment goal and principal investment policies (each, a “Reorganization” and collectively, the “Reorganizations”). The completion of the Transaction is subject to the satisfaction or waiver of certain conditions including that (1) shareholders of the Sentinel Common Stock Fund and Sentinel Small Company Fund shall have approved their respective Reorganization and such Target Funds shall have a minimum amount of assets at closing as agreed between Sentinel and Touchstone Advisors, and (2) shareholders of the Sentinel Funds representing a minimum amount of assets under management, as agreed between Sentinel and Touchstone Advisors, at closing shall have approved their respective Reorganizations.

Shareholders of record of each Target Fund as of the close of business on June 21, 2017 are entitled to notice of and are eligible to vote at the September 13, 2017 Special Meeting. Subject to the satisfaction or waiver of all closing conditions, the Reorganizations are expected to be completed on October 13, 2017, or as soon as practicable thereafter.

Q.	What is the recommendation of the Sentinel Funds Board?

A.
After considering the proposed Reorganizations as well as various alternatives to the Reorganizations, including alternative buyers and the potential liquidation of the Sentinel Funds, the Sentinel Funds Board determined, at a meeting held on April 24, 2017, that each Reorganization was in the best interests of the applicable Target Fund and its shareholders. Based on information provided by Sentinel and Touchstone Advisors, the Sentinel Funds Board believes that the Reorganizations will provide shareholders with access to a larger and more diverse family of mutual funds managed by Touchstone Advisors and that the larger distribution platform of the Touchstone family of funds may provide opportunities for asset growth. If realized, these asset growth opportunities may result in greater efficiencies and economies of scale, which in turn could lead to lower overall costs over time. In addition, each Reorganization will provide Target Fund shareholders with an opportunity to continue their investment in a Touchstone Fund with an investment goal and principal investment policies similar to those of their Target Fund through a tax-free reorganization of the Target Fund into the corresponding Acquiring Fund. The Board of Directors of Sentinel Funds recommends that shareholders of each Target Fund approve the Reorganization of their Fund.

See “Information About the Reorganizations—Sentinel Funds Board Approval of the Reorganizations” for additional information regarding the Sentinel Funds Board’s considerations.

Q.	How do the fees and expenses of the Funds compare?

A.
Touchstone Advisors has contractually agreed to waive fees and reimburse expenses in order to maintain the total annual operating expense ratio (excluding dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transactions and investment related expenses; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses,” if any; and other extraordinary expenses not incurred in the ordinary course of business) for each class of shares of each Acquiring Fund offered hereby (other than Class T shares) to an amount no greater than the total annual operating expense ratio of the corresponding class of shares of the corresponding Target Fund for the fiscal year ended November 30, 2016 (after giving effect to any fees waived and expenses reimbursed for the Target Fund). For Class T shares, Touchstone Advisors has contractually agreed to waive fees and reimburse expenses in order to similarly maintain the total annual operating expense ratio of each Acquiring Fund's Class T shares to an amount no greater than the total annual operating expense ratio of the Acquiring Fund's Class A shares. These contractual expense limitations will remain in place for a period of at least two years from the closing date of the Reorganization. Absent these expense limitations, and after giving effect to existing Touchstone expense limitation arrangements, the pro forma total annual fund operating expense ratio of certain classes of the Acquiring Funds in the Reorganizations involving each of Sentinel Sustainable Core Opportunities Fund, Sentinel Balanced Fund, Sentinel Common Stock Fund, Sentinel International Equity Fund and Sentinel Small Company Fund would be higher than the total annual fund operating expense ratio before any waivers and reimbursements of the corresponding class of the corresponding Target Fund. Additional information regarding the pro forma fees and expenses for the Funds involved in each Reorganization can be found under the Synopsis for your Target Fund’s Reorganization. Additional information regarding the terms of the expense limitation agreements can be found under “The Funds’ Management—Expense Limitation Agreement.”

Q.	How do the Funds’ investment goals and principal investment strategies compare?

A.
Although each Target Fund and the corresponding Acquiring Fund have similar investment goals and principal investment strategies, there are some differences. In addition, the analytical tools, techniques and investment selection process used by the sub-advisors of the Acquiring Funds to select investments may be different from those used by Sentinel. The section of this Joint Proxy Statement/Prospectus entitled “Synopsis” for your Target Fund’s Reorganization describes in detail the differences between the investment goals and principal investment strategies of each Target Fund and the corresponding Acquiring Fund.

Q.	Who will manage the Acquiring Funds after the Reorganizations?

A.
Touchstone Advisors currently serves as investment advisor to the existing Touchstone Funds and will serve as the investment advisor to each Acquiring Fund. With respect to each Acquiring Fund, Touchstone Advisors will employ a sub-advisor to provide portfolio management services. The sub-advisors are overseen by Touchstone Advisors and by the Touchstone Funds Board. The Target Funds are managed by Sentinel and do not employ sub-advisors. With respect to the Acquiring Funds into which the Sentinel International Equity Fund and Sentinel Small Company Fund will be reorganized, Fort Washington Investment Advisors, Inc. (“Fort Washington”), an affiliate of Touchstone Advisors, has been appointed to serve as sub-advisor following the completion of the Reorganizations, and the current portfolio management teams of those Target Funds are expected to remain in place after the Reorganizations as employees of Fort Washington. For all other Reorganizations, the portfolio management team of the Acquiring Fund will differ from the current portfolio manager(s) of the corresponding Target Fund. Touchstone Advisors and the Touchstone Funds operate pursuant to a manager-of –managers exemptive order, which allows Touchstone Advisors to recommend and engage unaffiliated sub-advisors subject to approval of the Touchstone Funds Board but not shareholders. For more information on Touchstone Advisors and each of the sub-advisors, please see the sections of the Joint Proxy Statement/Prospectus entitled “Synopsis” for your Target Fund’s Reorganization and “The Funds’ Management.”

Q.	What will happen to my existing shares?

A.
At the closing, your Target Fund will transfer all of its assets to the Acquiring Fund in exchange for (i)the Acquiring Fund’s assumption of the liabilities (other than certain excluded liabilities) of the Target Fund, as described in the Plan, and (ii) newly issued shares of the Acquiring Fund having a value equal to the aggregate net assets of the Target Fund. Immediately after the Reorganization of your Target Fund, you will own shares of the corresponding Acquiring Fund with an aggregate net asset value equal to the aggregate net asset value of the shares of the Target Fund that you held immediately prior to the closing of the Reorganization (although the number of shares and the net asset value per share may be different).

Q.	Will I have to pay federal income taxes as a result of my Target Fund’s Reorganization?

A.
Each Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes. Accordingly, shareholders are not expected to recognize any gain or loss for federal income tax purposes as a direct result of the exchange of their Target Fund shares for shares of the corresponding Acquiring Fund in their Target Fund’s Reorganization. While it is unlikely a Fund holds stock in a foreign corporation classified as a passive foreign investment company (“PFIC”), if a Fund does hold stock in a PFIC, the Reorganization of the Fund may result in it having to pay a “deferred tax amount” that cannot be reduced or eliminated by distributing an equivalent amount to shareholders. Because any deferred tax amounts would be payable at the Fund level, the shareholders would effectively bear that cost.

Shareholders may receive a higher level of taxable distributions as a result of the Reorganization. Prior to the closing of each Reorganization, the Target Fund may distribute all of its net investment income and net capital gains, if any. All or a portion of such distribution may be taxable to the shareholders of such Target Fund and will generally be taxed as ordinary income or capital gains for federal income tax purposes, unless the shareholders are tax-advantaged accounts such as an individual retirement account or 401(k) plan (in which case the owners of such accounts may be taxed upon withdrawal of their investment from such accounts). The tax character of such distributions will be the same regardless of whether they are paid in cash or reinvested in additional shares.

In addition, a significant portion of the portfolio securities of each Target Fund, other than Sentinel International Equity Fund and Sentinel Small Company Fund, are expected to be sold following the Reorganization. To the extent that portfolio investments received by an Acquiring Fund from a Target Fund in a Reorganization are sold after the Reorganization, the combined Fund will incur transaction costs related to the purchase and sale of securities and may recognize gains or losses, which may result in taxable distributions to shareholders holding shares of the combined Fund (including former Target Fund shareholders who hold shares of the Acquiring Fund following the Reorganization). The section of this Joint Proxy Statement/Prospectus entitled “Information About the Reorganizations—Material Federal Income Tax Consequences” provides additional information regarding the federal income tax consequences of the Reorganizations.

Q.	Will I have to pay any sales load, commission or other similar fee in connection with the Reorganization?

A.
No, you will not pay any sales load, commission or other similar fee in connection with the receipt of Acquiring Fund shares in the Reorganization of your Target Fund, and otherwise applicable investment minimums will not apply with regard to your receipt of Acquiring Fund shares in a Reorganization. If you hold Target Fund shares that are subject to contingent deferred sales charges (certain load-waived Class A shares or Class C shares), the Acquiring Funds will look to the date of purchase of your Target Fund shares for purposes of assessing such contingent deferred sales charges.

Q.	What if I redeem my shares before the Reorganization of my Target Fund takes place?

A.
If you choose to redeem your Target Fund shares before the Reorganization takes place, then the redemption will be treated as a normal sale of shares and, generally, will be a taxable transaction and may be subject to any applicable redemption fee applied by your Target Fund.

Q.	How do the distribution policies of the Funds compare?

A.
Like the Target Funds, the Acquiring Funds intend to distribute substantially all of their income and capital gains to their shareholders annually. After the Reorganizations, any income and capital gains will be reinvested in the class of shares of the Acquiring Fund you receive in your Target Fund’s Reorganization or, if you have so elected, distributed in cash. For more information, see the section entitled “Share Classes of the Target Funds and Acquiring Funds—Distribution Policy.”

Q.	How do I purchase, exchange and redeem shares after the Reorganizations?

A.
Shares of the Target Funds may currently be purchased and redeemed in accordance with the policies of the Sentinel Funds family of funds (the “Sentinel Funds”), and you may exchange shares of the Target Funds for shares of other series of Sentinel Funds, subject to applicable policies and procedures. In connection with the Reorganizations, you will become a shareholder of a Fund that is part of the Touchstone family of funds. You will be able to purchase and redeem shares of your Fund in accordance with the policies of the Touchstone Funds. You may also exchange shares of your Acquiring Fund for shares of other Touchstone Funds, including the other Acquiring Funds, subject to applicable policies and procedures of the Touchstone Funds. For more information, see the section entitled “Share Classes of the Target Funds and Acquiring Funds—Distribution Policy.” The Sentinel Funds’ policies and procedures applicable to purchases, exchanges and redemptions are generally comparable to those of the Touchstone Funds; however, following the Reorganizations, purchases, exchanges and redemptions of Touchstone Fund shares may be subject to fees, charges, expenses and limitations that differ from those applicable to the Target Funds. See “Investing with Touchstone.”

Q.	Who will pay the costs of the Reorganizations?

A.
Touchstone Advisors and Sentinel or their respective affiliates will pay the costs of the Reorganizations (other than transaction costs related to the purchase or sale of portfolio securities), including the costs relating to the Special Meeting and this Joint Proxy Statement/Prospectus. The costs of the Reorganizations (other than transaction costs related to the purchase or sale of portfolio securities) are estimated to be approximately $1.7 million in the aggregate. Additional information regarding expected portfolio repositioning and related transaction costs in connection with purchases and sales of securities for each Reorganization is included in the Synopsis for your Target Fund. Because any repositioning will occur following the Reorganizations, shareholders of the combined Fund (including Target Fund shareholders who receive shares in a Reorganization) will bear such costs.

Q.	What is the required vote to approve each Reorganization?

A.
In order to take action at the Special Meeting, a quorum of shareholders of a Target Fund must be present. The presence in person or by proxy of the shareholders entitled to cast one-third of all the votes entitled to be cast at such meeting shall constitute a quorum for the purpose of voting on the proposal to approve each Reorganization. Approval of each Reorganization requires the affirmative vote of the holders of a majority of the outstanding voting securities, as defined under the 1940 Act. Under Section 2(a)(42) of the 1940 Act, the vote of a majority of outstanding voting securities of a Target Fund means the vote, at the special meeting of the shareholders of such Target Fund duly called (A) of 67% or more of the voting securities present or represented by proxy at such meeting, if the holders of more than 50% of the outstanding voting securities of such Target Fund are present in person or by proxy or (B)of more than 50% of the outstanding voting securities of such Target Fund, whichever is less.

Q.	What will happen if shareholders of one or more Target Funds do not approve the Reorganization or the Transaction is not completed?

A.
If the shareholders of a Target Fund do not approve the Reorganization, or other closing conditions are not satisfied or waived, the Reorganization of that Target Fund will not be completed and the Sentinel Funds Board will consider other possible courses of action for that Target Fund, including continuing to operate the Target Fund as a stand-alone fund, reorganizing the Target Fund into another mutual fund or liquidating the Target Fund. The closing of each Reorganization is subject to the satisfaction or waiver of all conditions under the Plan and with respect to the closing of the Transaction, which include, among other conditions, that (i) shareholders of the Sentinel Common Stock Fund and Sentinel Small Company Fund shall have approved their respective Reorganization and such Target Funds shall have a minimum amount of assets at closing as agreed between Sentinel and Touchstone Advisors, and (ii) shareholders of the Sentinel Funds representing a minimum amount of assets under management, as agreed between Sentinel and Touchstone Advisors, shall have approved their respective Reorganizations. If these and any other closing conditions are not met, then Touchstone Advisors is not obligated to close the Transaction, and absent a waiver from Touchstone Advisors, none of the Reorganizations would be consummated. In that event, the Sentinel Funds Board will consider other possible courses of action for the Target Funds.

Q.	What will happen to my account options, such as my automatic investment plan?

A.
Your current election with respect to automatic investment plans and systematic withdrawal plans and distributions will be automatically enacted on your new account at Touchstone Funds. Your current bank instructions on file with Sentinel Funds also will be enacted on your Touchstone Funds account.

Q.	For Class A shares, will my NAV purchase privileges (eligibility for sales load waivers) be converted or do I need to re-enroll?

A.
For the majority of shareholders with NAV privileges those elections will carry over and no action will be required to maintain that election. There are some isolated circumstances which may result in changes to NAV privileges. If this affects your account you will receive a separate communication alerting you to this change.

Q.	When will the Reorganizations occur?

A.	The Reorganizations are expected to be completed on October 13, 2017, or as soon as practicable thereafter.

Q.	Whom should I contact for more information?

A.	You can contact our proxy solicitor, Broadridge Financial Solutions, Inc., at 855-928-4492.

SYNOPSIS: REORGANIZATION OF SENTINEL GOVERNMENT SECURITIES FUND INTO TOUCHSTONE ACTIVE BOND FUND

What class of shares of the Acquiring Fund will I receive in the Reorganization?

Shareholders of the Sentinel Government Securities Fund will receive shares of the Touchstone Active Bond Fund, as follows:

Sentinel Government Securities Fund	Touchstone Active Bond Fund
Class A	Class A
Class C	Class C
Class I	Class Y
Class T	Class T

How do the fees and expenses of the Target Fund and the Acquiring Fund compare?

The tables below describe the fees and expenses that you pay if you buy and hold shares of your Sentinel Fund and the pro forma fees and expenses that you may pay if you buy and hold shares of the corresponding Touchstone Fund under the following two scenarios: (i)assuming that only the Reorganization of the Sentinel Government Securities Fund into the Touchstone Active Bond Fund takes place and (ii)assuming that both the Reorganization of the Sentinel Government Securities Fund into the Touchstone Active Bond Fund and the Reorganization of the Sentinel Total Return Bond Fund into the Touchstone Active Bond Fund (which is also described in this Joint Proxy Statement Prospectus) take place. The two scenarios are presented because the Reorganizations of the Sentinel Government Securities Fund and Sentinel Total Return Bond Fund are not contingent on each other, and it is possible that one Reorganization takes place but the other Reorganization does not. However, each Reorganization is subject to the closing of the Purchase Agreement between Sentinel and Touchstone Advisors. The pro forma expense ratios project anticipated expenses of the Acquiring Fund following the Reorganizations, but actual expenses may be greater or less than those shown. Expenses for the Class A, Class C and Class I shares of the Sentinel Government Securities Fund are based on the operating expenses incurred by each class of shares of the Fund for the fiscal year ended November 30, 2016. Expenses for the Class A, Class C and Class Y shares of the Touchstone Active Bond Fund are based on the operating expenses incurred by each class of shares of the Fund for the 12-month period ended March 31, 2017. Class T shares of each Fund have not commenced operations as of the date of this Joint Proxy Statement/Prospectus, and therefore expenses for each Fund’s Class T shares are estimated based on the operating expenses incurred by the Fund during its most recent fiscal year. The pro forma fees and expenses for the Class A, Class C, Class Y and Class T shares of the Touchstone Active Bond Fund reflect the fees and expenses of the Acquiring Fund and assume that the Reorganization(s) had been completed at the beginning of the 12-month period ended March 31, 2017.

The Sentinel Funds’ policies and procedures applicable to purchases, exchanges and redemptions are generally comparable to those of the Touchstone Funds; however, following the Reorganizations, purchases, exchanges and redemptions of Touchstone Fund shares may be subject to fees, charges, expenses and limitations that differ from those applicable to the Target Funds. See generally “Investing with Touchstone” on page 149. No sales charge will be imposed on the Class A and Class T shares of the Acquiring Fund received in connection with the Reorganization. In addition, you may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 or more in the Sentinel Funds or $50,000 or more in the Touchstone Funds. You may qualify for sales charge discounts if you invest at least $250,000 in a single transaction in Class T shares of the Target Fund or Acquiring Fund. For the Target Fund, more information about these and other discounts is available from your financial professional and in the section entitled “Share Classes” on page 82 of the Target Fund’s prospectus and “How to Purchase Shares and Reduce Sales Charges” on page 44 of the Target Fund’s SAI. For the Acquiring Fund, more information about these and other discounts is available from your financial professional and in the section entitled “Investing with Touchstone—Class A Shares—Letter of Intent” on page 152 of this Joint Proxy Statement/Prospectus and in the Acquiring Fund’s SAI on page 80.

SHAREHOLDER FEES
 (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	Wire Redemption Fee
Sentinel Government Securities Fund – Class A Shares	2.25%	None	None
Touchstone Active Bond Fund – Class A Shares	4.75%	None(2)	up to $15
Touchstone Active Bond Fund – Class A Shares Pro Forma	4.75%(1)	None(2)	up to $15
Sentinel Government Securities Fund – Class C Shares	None	1.00%(2)	None
Touchstone Active Bond Fund – Class C Shares	None	1.00%(2)	up to $15
Touchstone Active Bond Fund – Class C Shares Pro Forma	None	1.00%(2)	up to $15
Sentinel Government Securities Fund – Class I Shares	None	None	None
Touchstone Active Bond Fund – Class Y Shares	None	None	up to $15
Touchstone Active Bond Fund – Class Y Shares Pro Forma	None	None	up to $15
Sentinel Government Securities Fund – Class T Shares	2.50%	None	None
Touchstone Active Bond Fund – Class T Shares	2.50%	None	up to $15
Touchstone Active Bond Fund – Class T Shares Pro Forma	2.50%	None	up to $15

(1)	No sales charge will be imposed on the Class A and Class T shares of the Acquiring Fund received in connection with the Reorganization.

(2)
A deferred sales charge of 1% applies to certain redemptions of Class A shares made within twelve months of purchase if the shares were purchased without an initial sales charge as part of an investment of $1 million or more. If you hold load-waived Class A shares or Class C shares of the Target Fund, the Acquiring Fund will look to the date of purchase of your Target Fund shares for purposes of assessing deferred sales charges on shares received in the Reorganization.

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)

	Sentinel Government Securities Fund (Class A Shares)	Touchstone Active Bond Fund (Class A Shares)	Touchstone Active Bond Fund Pro Forma (Class A Shares)	Touchstone Active Bond Fund Pro Forma (Class A Shares) (both Reorganizations)(1)
Management Fees	0.45%	0.40%	0.40%	0.37%
Distribution/Service (12b-1) Fees	0.20%	0.25%	0.25%	0.25%
Other Expenses	0.26%	0.52%	0.36%(2)	0.38%(2)
Acquired Fund Fees and Expenses(3)	0.01%	0.01%	0.01%(2)	0.01%(2)
Total Annual Fund Operating Expenses	0.92%	1.18%	1.02%	1.01%
Fee Waiver	None	(0.27%)(4)	(0.11%)(5)	(0.10%)(5)
Total Annual Fund Operating Expenses After Fee Waiver	0.92%	0.91%	0.91%	0.91%

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)

	Sentinel Government Securities Fund (Class C Shares)	Touchstone Active Bond Fund (Class C Shares)	Touchstone Active Bond Fund Pro Forma (Class C Shares)	Touchstone Active Bond Fund Pro Forma (Class C Shares) (both Reorganizations)(1)
Management Fees	0.45%	0.40%	0.40%	0.37%
Distribution/Service (12b-1) Fees	1.00%	1.00%	1.00%	1.00%
Other Expenses	0.27%	0.64%	0.38%(2)	0.32%(2)
Acquired Fund Fees and Expenses(3)	0.01%	0.01%	0.01%(2)	0.01%(2)
Total Annual Fund Operating Expenses	1.73%	2.05%	1.79%	1.70%
Fee Waiver	None	(0.39%)(4)	(0.13%)(5)	(0.04%)(5)
Total Annual Fund Operating Expenses After Fee Waiver	1.73%	1.66%	1.66%	1.66%

ANNUAL FUND OPERATING EXPENSES
 (expenses that you pay each year as a percentage of the value of your investment)

	Sentinel Government Securities Fund (Class I Shares)	Touchstone Active Bond Fund (Class Y Shares)	Touchstone Active Bond Fund Pro Forma (Class Y Shares)	Touchstone Active Bond Fund Pro Forma (Class Y Shares) (both Reorganizations)(1)
Management Fees	0.45%	0.40%	0.40%	0.37%
Distribution/Service (12b-1) Fees	None	None	None	None
Other Expenses	0.23%	0.48%	0.35%(2)	0.32%(2)
Acquired Fund Fees and Expenses(3)	0.01%	0.01%	0.01%(2)	0.01%(2)
Total Annual Fund Operating Expenses	0.69%	0.89%	0.76%	0.70%
Fee Waiver	—(6)	(0.23%)(4)	(0.10%)(5)	(0.04%)(5)
Total Annual Fund Operating Expenses After Fee Waiver	0.69%	0.66%	0.66%	0.66%

ANNUAL FUND OPERATING EXPENSES
 (expenses that you pay each year as a percentage of the value of your investment)

	Sentinel Government Securities Fund (Class T Shares)	Touchstone Active Bond Fund (Class T Shares)	Touchstone Active Bond Fund Pro Forma (Class T Shares)	Touchstone Active Bond Fund Pro Forma (Class T Shares) (both Reorganizations)(1)
Management Fees	0.45%	0.40%	0.40%	0.37%
Distribution/Service (12b-1) Fees	0.25%	0.25%	0.25%	0.25%
Other Expenses (7)	2.40%	0.52%	0.36%	0.38%
Acquired Fund Fees and Expenses (7)	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	3.11%	1.18%	1.02%	1.01%
Fee Waiver	(2.20)%(8)	(0.27%)(4)	(0.11%)(5)	(0.10%)(5)
Total Annual Fund Operating Expenses After Fee Waiver	0.91%	0.91%	0.91%	0.91%

(1)
Represents Pro Forma information if both Sentinel Government Securities Fund and Sentinel Total Return Bond Fund reorganize into the Touchstone Active Bond Fund. The Reorganizations of the Sentinel Government Securities Fund and Sentinel Total Return Bond Fund are not contingent on each other; however, each Reorganization is subject to the closing of the Purchase Agreement between Sentinel and Touchstone Advisors.

(2)
Other Expenses and Acquired Fund Fees and Expenses are estimated based on fees and expenses of the Acquiring Fund, assuming the Reorganization(s) had been consummated as of the beginning of the 12-month period ended March 31, 2017.

(3)
Acquired Fund Fees and Expenses are expenses indirectly incurred by the Fund through its investments in one or more underlying funds, including money market funds. Because these costs are indirect, the Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets in the Fund’s most recent annual report.

(4)
Touchstone Advisors has agreed to waive a portion of its fees or reimburse certain Fund expenses (excluding dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transactions and investment related expenses; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses,” if any; and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual Fund operating expenses to 0.90%, 1.65%, 0.65% and 0.90% of average daily net assets for Classes A, C, Y and T shares, respectively. This contractual expense limitation is effective through January 29, 2018 for Classes A, C and Y shares and is effective through July 29, 2018 for Class T shares, but can be terminated by a vote of the Touchstone Funds Board if it deems the termination to be beneficial to the Fund’s shareholders. The terms of the contractual expense limitation agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Touchstone Funds Board, such amounts waived or reimbursed for a period of up to three years from the date of reimbursement or waiver. The Fund will make repayments to Touchstone Advisors only if such repayment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed both (1) the expense limitation in place when such amounts were waived and (2) the Fund’s current expense limitation. Additional information regarding the expense limit is provided under the section entitled “The Funds’ Management—Expense Limitation Agreement.”

(5)
Effective upon consummation of the Reorganization(s), Touchstone Advisors has contractually agreed to waive fees and/or reimburse certain expenses in order to limit total annual fund operating expenses of each class of shares of the Acquiring Fund to 0.90%, 1.65%, 0.65%, and 0.90% of average daily net assets for Classes A, C, Y, and T shares, respectively. The contractual expense limitation agreement will have the terms described above in Footnote 4, including recoupment provisions, and will remain in effect for at least two years following the closing of the Reorganization(s). Additional information regarding the expense limit is provided under the section entitled “The Funds’ Management—Expense Limitation Agreement.”

(6)
Sentinel has contractually agreed to reimburse certain expenses paid by the Class I shares of the Target Funds to the extent necessary to prevent the total annual fund operating expense ratio of the Class I shares of the Target Funds, on an annualized basis, from exceeding the total annual fund operating expense ratio of the Class A shares of the same Fund. This agreement will continue through March 31, 2018. This agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Sentinel Funds. Additional information regarding the expense limit is provided under the section entitled “The Funds’ Management—Expense Limitation Agreement.” Fees waived and expenses reimbursed by Sentinel prior to the closing of the Reorganization may not be recouped by Sentinel or Touchstone Advisors following the closing of the Reorganization.

(7)
Class T shares of the Target Fund and Acquiring Fund have not commenced operations as of the date of this Joint Proxy Statement/Prospectus. For Class T shares of each Fund, Other Expenses and Acquired Fund Fees and Expenses are estimated based on fees and expenses incurred by the Fund during its most recent fiscal year and, for the Acquiring Fund Pro Forma, assuming the Reorganization had been consummated as of the beginning of the 12-month period ended March 31, 2017. Other Expenses for Class T shares of the Target Fund are based on actual expenses of an existing share class, adjusted to reflect the anticipated assets of the Class T shares at inception.

(8)
Sentinel has contractually agreed to waive fees and/or reimburse certain expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding Acquired Fund Fees and Expenses) for Class T shares, on an annualized basis, to 0.90% of average daily net assets attributable to Class T shares through March 31, 2018. This agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund.

Expense Examples. The examples below are intended to help you compare the cost of investing in the Target Fund with cost of investing the Acquiring Fund under the following two scenarios (i) assuming that only the Reorganization of the Sentinel Government Securities Fund into the Touchstone Active Bond Fund takes place and (ii) assuming that both the Reorganization of Sentinel Government Securities Fund into Touchstone Active Bond Fund and the Reorganization of Sentinel Total Return Bond Fund (which is also described in this Joint Proxy Statement/Prospectus) take place. The examples assume that you invest $10,000 in each Fund and then either (i) sell all of your shares at the end of each period indicated below or (ii) keep all of your shares at the end of each period indicated below. The examples also assume that your investment has a 5% annual return and that operating expenses (before fee waivers and expense reimbursements) remain the same. The examples also assume that the expense limitation agreements reflected in the Annual Fund Operating Expenses tables above for the Sentinel Government Securities Fund and the Touchstone Active Bond Fund will remain in place for one year and the expense limitation agreement that takes effect upon closing of the Reorganization(s) will be in place for two years following the closing of the Reorganization(s). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares
Sentinel Government Securities Fund	$317	$512	$723	$1,331
Touchstone Active Bond Fund	$563	$806	$1,068	$1,816
Touchstone Active Bond Fund Pro Forma	$563	$763	$991	$1,644
Touchstone Active Bond Fund Pro Forma (both Reorganizations)	$563	$762	$987	$1,635
Class C Shares
Sentinel Government Securities Fund	$276	$545	$939	$2,041
Touchstone Active Bond Fund	$269	$605	$1,067	$2,348
Touchstone Active Bond Fund Pro Forma	$269	$537	$945	$2,083
Touchstone Active Bond Fund Pro Forma (both Reorganizations)	$269	$528	$915	$2,002
Class I Shares/Class Y Shares
Sentinel Government Securities Fund	$70	$221	$384	$859
Touchstone Active Bond Fund	$67	$261	$471	$1,075
Touchstone Active Bond Fund Pro Forma	$67	$222	$402	$923
Touchstone Active Bond Fund Pro Forma (both Reorganizations)	$67	$216	$382	$863
Class T Shares
Sentinel Government Securities Fund	$341	$984	$1,652	$3,435
Touchstone Active Bond Fund	$341	$589	$857	$1,623
Touchstone Active Bond Fund Pro Forma	$341	$545	$778	$1,447

If shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Touchstone Active Bond Fund Pro Forma (both Reorganizations)	$341	$544	$774	$1,437

If shares are not redeemed:(1)	1 Year	3 Years	5 Years	10 Years
Class C Shares
Sentinel Government Securities Fund	$176	$545	$939	$2,041
Touchstone Active Bond Fund	$169	$605	$1,067	$2,348
Touchstone Active Bond Fund Pro Forma	$169	$537	$945	$2,083
Touchstone Active Bond Fund Pro Forma (both Reorganizations)	$169	$528	$915	$2,002

(1)	For holders of all other classes, the costs are the same as set forth above.

How do the performance records of the Target Fund and the Acquiring Fund compare?

The bar charts and the performance tables below provide some indication of the risks of an investment in each of the Target Fund and the Acquiring Fund by showing how each Fund’s performance has varied from year to year and by showing how each Fund’s average annual returns compare with a broad measure of market performance. Class A returns of the Target Fund shown are based on the 2.25% maximum sales charge currently in effect and are not adjusted to reflect a maximum 4% sales charge in effect from inception through April 10, 2005 and from June 1, 2006 through July 31, 2010. If historical sales charges were reflected, the returns would be lower. Class I share performance of the Target Fund prior to May 4, 2007 (the inception date for the Class I shares) is based on the Target Fund’s Class A share performance, restated to reflect that Class I shares are offered without a sales charge. Class Y share performance of the Acquiring Fund prior to April 12, 2012 (the inception date for the Class Y shares) is based on the Acquiring Fund's Class A share performance, restated to reflect the impact of the fees and expenses applicable to the Acquiring Fund's Class Y shares. Past performance of the Target Fund and the Acquiring Fund, before and after taxes, does not necessarily represent how either Fund will perform in the future. Performance information for Class T shares of the Target Fund and the Acquiring Fund is not available because they have not commenced operations as of the date of the Joint Proxy Statement/Prospectus. Updated performance information for the Target Fund is available on the Target Fund’s website at www.sentinelinvestments.com or by calling 800.282.3863. Updated performance information for the Acquiring Fund is available on the Acquiring Fund’s website at TouchstoneInvestments.com or by calling 800.543.0407.

Sentinel Government Securities Fund—Class A Shares

Best Quarter: 2nd Quarter, 2010 4.13%	Worst Quarter: 2nd Quarter, 2013 (2.88%)

The Sentinel Government Securities Fund’s calendar year-to-date total return for Class A shares as of June 30, 2017 was 1.15%.

Touchstone Active Bond Fund—Class A Shares

Best Quarter: Third Quarter, 2009 7.14%	Worst Quarter: Third Quarter, 2008 (2.68%)

The Touchstone Active Bond Fund’s calendar year-to-date total return for Class A shares as of June 30, 2017 was 2.39%.

Average Annual Total Returns
 For the periods ended December 31, 2016

Sentinel Government Securities Fund	Inception Date	1 Year	5 Years	10 Years
Class A (return before taxes)	09/02/1986	(1.91%)	0.06%	3.22%
Class A (return after taxes on distributions)	09/02/1986	(2.97%)	(1.00%)	1.78%
Class A (return after taxes on distributions and sale of fund shares)	09/02/1986	(1.07%)	(0.40%)	1.95%
Class C (return before taxes)	06/01/2006	(1.42%)	(0.28%)	2.56%
Class I (return before taxes)	05/04/2007	0.67%	0.77%	3.72%
Bloomberg Barclays US Government/Mortgage Backed Securities Index(1) (reflects no deduction for fees, expenses or taxes)	N/A	1.31%	1.57%	4.04%

Touchstone Active Bond Fund	Inception Date	1 Year	5 Years	10 Years
Class A (return before taxes)	10/03/1994	0.14%	1.70%	4.10%
Class A (return after taxes on distributions)	10/03/1994	(1.00%)	0.36%	2.61%
Class A (return after taxes on distributions and sale of fund shares)	10/03/1994	0.08%	0.72%	2.57%
Class C (return before taxes)	10/03/1994	3.32%	1.94%	3.83%
Class Y (return before taxes)(2)	04/12/2012	5.28%	2.94%	4.73%
Bloomberg Barclays US Aggregate Bond Index(3) (reflects no deduction for fees, expenses or taxes)	N/A	2.65%	2.23%	4.34%

(1)
The Bloomberg Barclays US Government/Mortgage Backed Securities Index is a is an unmanaged index comprising U.S. Treasuries and agency debentures with maturities of one year or longer and agency mortgage-backed pass-through securities issued by Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and Federal Home Loan Mortgage Corporation (FHLMC).

(2)
Class Y shares performance information of the Acquiring Fund was calculated using the historical performance of the Acquiring Fund’s Class A shares for the periods prior to April 12, 2012. Performance for these periods has been restated to reflect the impact of the fees and expenses applicable to the Acquiring Fund’s Class Y.

(3)
The Bloomberg Barclays US Aggregate Bond Index measures the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. If you hold your Fund shares through a tax-advantaged arrangement, such as an individual retirement account or a 401(k) plan, the after-tax returns do not apply to your situation.

How do the investment goals and principal investment strategies of the Funds compare?

The investment goals and principal investment strategies of the Sentinel Government Securities Fund and the Touchstone Active Bond Fund, along with descriptions of certain differences between the Funds’ investment goals and principal investment policies, are set forth in the table below. Although the Funds have similar investment goals, the Acquiring Fund may invest in a broad range of corporate and government debt securities, while the Target Fund invests mainly in U.S. government securities. Additionally, the analytical tools, techniques and investment selection process used by the sub-advisor to the Acquiring Fund may differ from those used by Sentinel.

Each Fund’s investment goal is non-fundamental, and may be changed by the applicable Board without shareholder approval. Shareholders of the Sentinel Government Securities Fund will be given at least 30 days’ notice before any such change is made, and shareholders of the Touchstone Active Bond Fund will be notified at least 60 days before any such change takes effect.

In addition, while the Sentinel Government Securities Fund and the Touchstone Active Bond Fund have generally similar investment goals, there are certain key differences. While both Funds seek as high a level of current income as is consistent with the preservation of capital, the Touchstone Active Bond Fund, unlike the Sentinel Government Securities Fund, also has a secondary investment goal of capital appreciation. Additionally, the Touchstone Active Bond Fund may invest in a broader range of debt securities, including below-investment-grade debt securities (“junk bonds”).

	Sentinel Government Securities Fund	Touchstone Active Bond Fund	Differences
Investment Goal(s):	The Fund seeks a high level of current income consistent with the preservation of principal.	The Fund seeks to provide as high a level of current income as is consistent with the preservation of capital. Capital appreciation is a secondary goal.	The Acquiring Fund has a secondary investment goal of capital appreciation.
Principal Investment Strategy:
The Fund normally invests at least 80% of its net assets in U.S. government securities and related derivatives. The Fund invests mainly in U.S. government bonds. These bonds include direct obligations of the U.S. Treasury, obligations guaranteed by the U.S. government, and obligations of U.S. government agencies and instrumentalities.

Under normal circumstances, the Fund invests at least 80% of its assets in bonds. Bonds include mortgage-related securities, asset-backed securities, government securities (both U.S. government securities and foreign sovereign debt), and corporate debt securities.
The Target Fund focuses on investments in U.S. government securities and related derivatives. The Acquiring Fund may invest broadly in bonds, including both government and corporate debt securities.

	Sentinel Government Securities Fund	Touchstone Active Bond Fund	Differences
Credit Quality:	While the Fund invests mainly in U.S. government bonds, the Fund has no stated credit quality policy.
Up to 30% of the Fund’s total assets may be invested in non-investment-grade debt securities rated as low as B by a Nationally Recognized Statistical Rating Organization. Non-investment-grade debt securities are often referred to as “junk bonds” and are considered speculative.

The Acquiring Fund may invest in non-investment-grade debt securities. While the Target Fund has no stated credit quality policy, it generally does not invest in non-investment-grade debt securities. As of June 30, 2017, the Target Fund and Acquiring Fund held 0.0% and 7.38% of their assets in non-investment-grade debt securities, respectively (i.e., “junk bonds”).

Non-U.S. Investments:	The Fund does not invest in securities of non-U.S. issuers.
The Fund may invest up to 20% of its total assets in foreign-issued debt securities denominated in either the U.S. dollar or a foreign currency. Foreign-issued debt securities may include debt securities of emerging market countries.
The Acquiring Fund has exposure to non-U.S. issuers; the Target Fund does not. As of June 30, 2017, the Acquiring Fund held 5.97% of its total assets in non-U.S. issuers.
Derivatives and Other Investments:
The Fund may use derivative instruments (e.g., exchange-traded derivatives such as futures and options, and other derivatives such as swap agreements, options on swaps and interest rate caps and floors) for investment purposes, such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks.

In order to implement its investment strategy, the Fund may invest in mortgage dollar-roll transactions and reverse repurchase agreements, and in derivatives, including forwards, futures contracts, interest rate and credit default swap agreements, and options.

While there are certain differences, each Fund may invest in a broad range of derivative instruments. The Target Fund has a stated policy that its use of derivatives may not result in leverage, while the Acquiring Fund's use of derivatives may have the effect of creating leverage.

Hedging:	The Fund may also use derivative instruments in order to hedge various risks, such as interest rate, credit and currency risk. The Fund is not required to use hedging and may choose not to do so.
The Fund may use mortgage dollar-roll transactions, reverse repurchase agreements and derivatives to gain or hedge market exposure, to adjust the Fund’s duration, to manage interest rate risk, and for any other purposes consistent with the Fund’s investment strategies and limitations.
While there are certain differences, each Fund may, but is not required to, hedge risks using a variety of derivatives.
Active Trading:	The Fund utilizes an active trading approach, which is expected to result in portfolio turnover greater than 100%.	The Fund may engage in frequent and active trading as part of its principal investment strategies.	—

Additional Information About the Funds’ Principal Investment Policies

Target Fund. The Target Fund is not required to invest set amounts in any of the various types of U.S. government securities described above. The Target Fund’s investment advisor, Sentinel, will choose the types of U.S. government securities that it believes will provide capital preservation and the best return with the least risk in light of its analysis of current market conditions and its outlook for interest rates and the economy.

The Target Fund invests substantially in U.S. government mortgage-backed securities (“MBS”) issued and/or guaranteed by the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”) and the Government National Mortgage Association (“GNMA” or “Ginnie Mae”). The MBS in which the Target Fund invests are residential MBS rather than commercial MBS. The Target Fund may also purchase or sell agency MBS on a “to be announced” or “TBA” basis, where the Target Fund buys or sells agency MBS on a forward commitment basis. In a TBA securities transaction, the seller of the agency MBS agrees on a sale price, but does not specify which particular securities will be delivered to the buyer on settlement day. Instead, only a few basic characteristics of the securities are agreed upon, such as the coupon rate and the face value. The Target Fund may engage in short sales of agency MBS that the Target Fund does not own, primarily as part of a TBA swap transaction. A TBA swap transaction involves an agreement to purchase one agency MBS and a simultaneous agreement to sell a different agency MBS.

The Target Fund may sell a security if the security is overvalued on a relative basis compared to other securities available in the market or for duration management purposes. The Target Fund may also sell a security to meet redemptions.

Acquiring Fund.In deciding what securities to buy and sell for the Acquiring Fund, the Acquiring Fund’s sub-advisor, Fort Washington, analyzes the overall investment opportunities and risks in different sectors of the debt securities markets by focusing on maximizing total return while reducing volatility of the Acquiring Fund’s portfolio. Fort Washington follows a disciplined sector allocation process in order to build a diversified portfolio of investments.

How do the principal risks of investing in the Funds compare?

An investment in each Fund is subject to derivatives risk, fixed-income securities risk and portfolio turnover risk. An investment in the Sentinel Government Securities Fund is also subject to short sales risk and TBA securities risk. An investment in the Touchstone Active Bond Fund is also subject to foreign securities risk including emerging markets risk, leverage risk, management risk and mortgage dollar roll risk, as well as additional fixed-income securities risks including non-investment-grade debt securities risk. For more information on the Funds’ principal risks, see “Comparison of Principal Risks.”

Who will be the Advisor, Sub-Advisor and Portfolio Managers of my Fund after the Reorganization?

Sentinel is the investment advisor to Sentinel Government Securities Fund. The portfolio managers of Sentinel Government Securities Fund are Jason Doiron and Peter Hassler.

After the Reorganization, Touchstone Advisors will serve as the investment advisor and Fort Washington will serve as the sub-advisor to Touchstone Active Bond Fund. The portfolio managers of Touchstone Active Bond Fund are Timothy J. Policinski and Daniel J. Carter. For additional information regarding the advisor, sub-advisor and portfolio managers listed above, please see the section entitled “The Funds’ Management—Investment Advisor” and “The Funds’ Management—Sub-Advisors and Portfolio Managers.”

What are the portfolio turnover rates of the Funds?

A Fund pays transaction costs, such as brokerage commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect a Fund’s performance. During the fiscal year ended November 30, 2016, the Target Fund’s portfolio turnover rate was 59% of the average value of its portfolio. During the fiscal year ended September 30, 2016, the portfolio turnover rate of the Acquiring Fund was 590% of the average value of its portfolio.

Will there be any repositioning of the portfolio after the Reorganization?

It is expected that a significant portion (approximately two-thirds) of the portfolio investments of the Target Fund may be sold by the Acquiring Fund following the Reorganization. The timing of any repositioning and its resulting impact on capital gains distributions in 2017 and beyond is uncertain. It is intended that at least one-third of the portfolio investments of the Target Fund will be held for at least the first year following the Reorganization. In addition, additional securities may be sold over time in the ordinary course of business. The amounts per share of any capital gains distributions resulting from the repositioning will depend on a number of factors, including the proportion of portfolio holdings that are actually sold, the timing of portfolio sales, the performance of the bond market in general, the availability of offsetting capital losses and the scale of purchase and redemption activity in the Funds’ shares. The timing of portfolio sales will also be subject to market conditions existing after the closing of the Reorganization. Accordingly, the per share amounts of any capital gains distributions resulting from the repositioning cannot be estimated at this time. Touchstone Advisors publishes estimates of capital gains distributions for the Touchstone Funds on its website (https://www.touchstoneinvestments.com/literature-center/taxplanning.htm), generally in October of each year. The Acquiring Fund will also bear brokerage costs in connection with the repositioning. For illustration purposes only, if the Reorganization had been completed as of March 31, 2017 and the Acquiring Fund had sold on a pro rata basis two-thirds of the investments held in the Target Fund’s portfolio as of March 31, 2017, the resulting realized capital gains estimate would be expected to total $0.02 per share of the combined fund and the spreads and other transaction costs would be expected to total approximately $145,000 in the aggregate, or $0.005 per share of the combined fund, based on average transaction costs of the Acquiring Fund. Under the same circumstances, if only one-third of the investments held in the Target Fund’s portfolio had been repositioned as of March 31, 2017, the resulting realized capital gains and transaction cost estimates would be reduced by half, to $0.01 and $0.003 per share of the combined fund, respectively. The brokerage costs to be borne by the Acquiring Fund will be borne by both Acquiring Fund shareholders and continuing Target Fund shareholders (as shareholders of the Acquiring Fund following the Reorganization).

SYNOPSIS:  REORGANIZATION OF SENTINEL TOTAL RETURN BOND FUND INTO TOUCHSTONE ACTIVE BOND FUND

What class of shares of the Acquiring Fund will I receive in the Reorganization?

Shareholders of the Sentinel Total Return Bond Fund will receive shares of the Touchstone Active Bond Fund, as follows:

Sentinel Total Return Bond Fund	Touchstone Active Bond Fund
Class A	Class A
Class C	Class C
Class I	Class Y
Class R3	Class A
Class R6	Class Y
Class T	Class T

How do the fees and expenses of the Target Fund and the Acquiring Fund compare?

The tables below describe the fees and expenses that you pay if you buy and hold shares of your Sentinel Fund and the pro forma fees and expenses that you may pay if you buy and hold shares of the corresponding Touchstone Fund under the following two scenarios (i) assuming that only the Reorganization of the Sentinel Total Return Bond Fund into the Touchstone Active Bond Fund takes places and (ii) assuming that both the Reorganization of the Sentinel Total Return Bond Fund into the Touchstone Active Bond Fund and the Reorganization of the Sentinel Government Securities Fund into the Touchstone Active Bond Fund (which is also described in this Joint Proxy Statement/Prospectus) take place. The two scenarios are presented because the Reorganizations of the Sentinel Government Securities Fund and Sentinel Total Return Bond Fund are not contingent on each other, and it is possible that one Reorganization takes place but the other Reorganization does not. However, each Reorganization is subject to the closing of the Purchase Agreement between Sentinel and Touchstone Advisors.The pro forma expense ratios project anticipated expenses of the Acquiring Fund following Reorganizations, but actual expenses may be greater or less than those shown.  Expenses for the Class A, Class C, Class I, Class R3 and Class R6 shares of the Sentinel Total Return Bond Fund are based on the operating expenses incurred by each class of shares of the Fund for the fiscal year ended November 30, 2016.  Expenses for the Class A, Class C and Class Y shares of the Touchstone Active Bond Fund are based on the operating expenses incurred by each class of shares of the Fund for the 12-month period ended March 31, 2017.  Class T shares of each Fund have not commenced operations as of the date of this Joint Proxy Statement/Prospectus, and therefore expenses for each Fund’s Class T shares are estimated based on the operating expenses incurred by the Fund during its most recent fiscal year.  The pro forma fees and expenses for the Class A, Class C, Class Y and Class T shares of the Touchstone Active Bond Fund reflect the fees and expenses of the Acquiring Fund and assume that the Reorganization(s) had been completed at the beginning of the 12-month period ended March 31, 2017.

The Sentinel Funds’ policies and procedures applicable to purchases, exchanges and redemptions are generally comparable to those of the Touchstone Funds; however, following the Reorganizations, purchases, exchanges and redemptions of Touchstone Fund shares may be subject to fees, charges, expenses and limitations that differ from those applicable to the Target Funds. See generally “Investing with Touchstone” on page 149.  No sales charge will be imposed on the Class A and Class T shares of the Acquiring Fund received in connection with the Reorganization.  In addition, you may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 or more in the Sentinel Funds or $50,000 or more in the Touchstone Funds.  You may qualify for sales charge discounts if you invest at least $250,000 in a single transaction in Class T shares of the Target Fund or Acquiring Fund.  For the Target Fund, more information about these and other discounts is available from your financial professional and in the section entitled “Share Classes” on page 82 of the Target Fund’s prospectus and “How to Purchase Shares and Reduce Sales Charges” on page 44 of the Target Fund’s SAI.  For the Acquiring Fund, more information about these and other discounts is available from your financial professional and in the section entitled “Investing with Touchstone—Class A Shares—Letter of Intent” on page 152 of this Joint Proxy Statement/Prospectus and in the Acquiring Fund’s SAI on page 80.

SHAREHOLDER FEES
(fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	Wire Redemption Fee
Sentinel Total Return Bond Fund – Class A Shares	2.25%	None	None
Touchstone Active Bond Fund – Class A Shares	4.75%	None(2)	up to $15
Touchstone Active Bond Fund – Class A Shares Pro Forma	4.75%(1)	None(2)	up to $15
Sentinel Total Return Bond Fund – Class C Shares	None	1.00%(2)	None
Touchstone Active Bond Fund – Class C Shares	None	1.00%(2)	up to $15
Touchstone Active Bond Fund – Class C Shares Pro Forma	None	1.00%(2)	up to $15
Sentinel Total Return Bond Fund – Class I Shares	None	None	None
Touchstone Active Bond Fund – Class Y Shares	None	None	up to $15
Touchstone Active Bond Fund – Class Y Shares Pro Forma	None	None	up to $15
Sentinel Total Return Bond Fund – Class R3 Shares	None	None	None
Touchstone Active Bond Fund – Class A Shares	4.75%	None	up to $15
Touchstone Active Bond Fund – Class A Shares Pro Forma	4.75%(1)(2)	None	up to $15
Sentinel Total Return Bond Fund – Class R6 Shares	None	None	None
Touchstone Active Bond Fund – Class Y Shares	None	None	up to $15
Touchstone Active Bond Fund – Class Y Shares Pro Forma	None	None	up to $15
Sentinel Total Return Bond Fund – Class T Shares	2.50%	None	None
Touchstone Active Bond Fund – Class T Shares	2.50%	None	up to $15
Touchstone Active Bond Fund – Class T Shares Pro Forma	2.50%	None	up to $15

(1)	No sales charge will be imposed on the Class A and Class T shares of the Acquiring Fund received in connection with the Reorganization.

(2)
A deferred sales charge of 1% applies to certain redemptions of Class A shares made within twelve months of purchase if the shares were purchased without an initial sales charge as part of an investment of $1 million or more.  If you hold load-waived Class A shares or Class C shares of the Target Fund, the Acquiring Fund will look to the date of purchase of your Target Fund shares for purposes of assessing deferred sales charges on shares received in the Reorganization.

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)

	Sentinel Total Return Bond Fund (Class A Shares)	Touchstone Active Bond Fund (Class A Shares)	Touchstone Active Bond Fund Pro Forma (Class A Shares)	Touchstone Active Bond Fund Pro Forma (Class A Shares) (both Reorganizations)(1)
Management Fees	0.53%	0.40%	0.38%	0.37%
Distribution/Service (12b-1) Fees	0.20%	0.25%	0.25%	0.25%
Other Expenses	0.37%	0.52%	0.47%(2)	0.38%(2)
Acquired Fund Fees and Expenses(3)	0.07%	0.01%	0.01%(2)	0.01%(2)
Total Annual Fund Operating Expenses	1.17%(4)	1.18%	1.11%	1.01%
Fee Waiver	(0.21%)(5)	(0.27%)(6)	(0.20%)(7)	(0.10%)(7)
Total Annual Fund Operating Expenses After Fee Waiver	0.96%	0.91%	0.91%	0.91%

ANNUAL FUND OPERATING EXPENSES
 (expenses that you pay each year as a percentage of the value of your investment)

	Sentinel Total Return Bond Fund (Class C Shares)	Touchstone Active Bond Fund (Class C Shares)	Touchstone Active Bond Fund Pro Forma (Class C Shares)	Touchstone Active Bond Fund Pro Forma (Class C Shares) (both Reorganizations)(1)
Management Fees	0.53%	0.40%	0.38%	0.37%
Distribution/Service (12b-1) Fees	1.00%	1.00%	1.00%	1.00%
Other Expenses	0.23%	0.64%	0.33%(2)	0.32%(2)
Acquired Fund Fees and Expenses(3)	0.07%	0.01%	0.01%(2)	0.01%(2)
Total Annual Fund Operating Expenses	1.83%(4)	2.05%	1.72%	1.70%
Fee Waiver	None	(0.39%)(6)	(0.06%)(7)	(0.04%)(7)
Total Annual Fund Operating Expenses After Fee Waiver	1.83%	1.66%	1.66%	1.66%

ANNUAL FUND OPERATING EXPENSES
 (expenses that you pay each year as a percentage of the value of your investment)

	Sentinel Total Return Bond Fund (Class I Shares)	Touchstone Active Bond Fund (Class Y Shares)	Touchstone Active Bond Fund Pro Forma (Class Y Shares)	Touchstone Active Bond Fund Pro Forma (Class Y Shares) (both Reorganizations)(1)
Management Fees	0.53%	0.40%	0.38%	0.37%
Distribution/Service (12b-1) Fees	None	None	None	None
Other Expenses	0.24%	0.48%	0.33%(2)	0.32%(2)
Acquired Fund Fees and Expenses(3)	0.07%	0.01%	0.01%(2)	0.01%(2)
Total Annual Fund Operating Expenses	0.84%(4)	0.89%	0.72%	0.70%
Fee Waiver	—(8)	(0.23%)(6)	(0.06%)(7)	(0.04%)(7)
Total Annual Fund Operating Expenses After Fee Waiver	0.84%	0.66%	0.66%	0.66%

ANNUAL FUND OPERATING EXPENSES
 (expenses that you pay each year as a percentage of the value of your investment)

	Sentinel Total Return Bond Fund (Class R3 Shares)	Touchstone Active Bond Fund (Class A Shares)	Touchstone Active Bond Fund Pro Forma (Class A Shares)	Touchstone Active Bond Fund Pro Forma (Class A Shares) (both Reorganizations)(1)
Management Fees	0.53%	0.40%	0.38%	0.37%
Distribution/Service (12b-1) Fees	0.50%(9)	0.25%	0.25%	0.25%
Other Expenses	2.41%	0.52%	0.47%(2)	0.38%(2)
Acquired Fund Fees and Expenses(3)	0.07%	0.01%	0.01%(2)	0.01%(2)
Total Annual Fund Operating Expenses	3.51%(4)	1.18%	1.11%	1.01%
Fee Waiver	(2.25%)(5)	(0.27%)(6)	(0.20%)(7)	(0.10%)(7)
Total Annual Fund Operating Expenses After Fee Waiver	1.26%	0.91%	0.91%	0.91%

ANNUAL FUND OPERATING EXPENSES
 (expenses that you pay each year as a percentage of the value of your investment)

	Sentinel Total Return Bond Fund (Class R6 Shares)	Touchstone Active Bond Fund (Class Y Shares)	Touchstone Active Bond Fund Pro Forma (Class Y Shares)	Touchstone Active Bond Fund Pro Forma (Class Y Shares) (both Reorganizations)(1)
Management Fees	0.53%	0.40%	0.38%	0.37%
Distribution/Service (12b-1) Fees	None	None	None	None
Other Expenses	2.40%	0.48%	0.33%(2)	0.32%(2)
Acquired Fund Fees and Expenses(3)	0.07%	0.01%	0.01%(2)	0.01%(2)
Total Annual Fund Operating Expenses	3.00%(4)	0.89%	0.72%	0.70%
Fee Waiver	(2.24%)(5)	(0.23%)(6)	(0.06%)(7)	(0.04%)(7)
Total Annual Fund Operating Expenses After Fee Waiver	0.76%	0.66%	0.66%	0.66%

ANNUAL FUND OPERATING EXPENSES
 (expenses that you pay each year as a percentage of the value of your investment)

	Sentinel Total Return Bond Fund (Class T Shares)	Touchstone Active Bond Fund (Class T Shares)	Touchstone Active Bond Fund Pro Forma (Class T Shares)	Touchstone Active Bond Fund Pro Forma (Class T Shares) (both Reorganizations)(1)
Management Fees	0.53%	0.40%	0.38%	0.37%
Distribution/Service (12b-1) Fees	0.25%	0.25%	0.25%	0.25%
Other Expenses(10)	2.40%	0.52%	0.47%	0.38%
Acquired Fund Fees and Expenses(10)	0.07%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	3.25%	1.18%	1.11%	1.01%
Fee Waiver	(2.33%)(11)	(0.27%)(6)	(0.20%)(7)	(0.10%)(7)
Total Annual Fund Operating Expenses After Fee Waiver	0.92%	0.91%	0.91%	0.91%

(1)
Represents Pro Forma information if both the Sentinel Government Securities Fund and the Sentinel Total Return Bond Fund reorganize into the Touchstone Active Bond Fund.  The Reorganizations of the Sentinel Government Securities Fund and Sentinel Total Return Bond Fund are not contingent on each other; however, each Reorganization is subject to the closing of the Purchase Agreement between Sentinel and Touchstone Advisors.

(2)
Other Expenses and Acquired Fund Fees and Expenses are estimated based on fees and expenses of the Acquiring Fund, assuming the Reorganization(s) had been consummated as of the beginning of the 12-month period ended March 31, 2017.

(3)
Acquired Fund Fees and Expenses are expenses indirectly incurred by the Fund through its investments in one or more underlying funds, including money market funds. Because these costs are indirect, the Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets in the Fund’s most recent annual report.

(4)	Total Annual Fund Operating Expenses of Sentinel Total Return Bond Fund have been restated to reflect current fee rates.

(5)
Sentinel has contractually agreed to waive fees and/or reimburse certain expenses in order to limit Total Annual Fund Operating Expenses. After Fee Waiver and/or Expense Reimbursement for Classes A, R3, R6, and T shares on an annualized basis, to 0.89%, 1.19%, 0.69%, and 0.95% respectively of average daily net assets through March 31, 2018.  Each of these agreements may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Sentinel Funds.  Additional information regarding the expense limit is provided under the section entitled “The Funds’ Management—Expense Limitation Agreement.” Fees waived and expenses reimbursed by Sentinel prior to the closing of the Reorganization may not be recouped by Sentinel or Touchstone Advisors following the closing of the Reorganization.

(6)
Touchstone Advisors has agreed to waive a portion of its fees or reimburse certain Fund expenses (excluding dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transactions and investment related expenses; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses,” if any; and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual Fund operating expenses to 0.90%, 1.65%, 0.65% and 0.90% of average daily net assets for Classes A, C, Y and T shares, respectively. This contractual expense limitation is effective through January 29, 2018 for Classes A, C and Y shares and is effective through July 29, 2018 for Class T shares, but can be terminated by a vote of the Touchstone Funds Board if it deems the termination to be beneficial to the Fund’s shareholders. The terms of the contractual expense limitation agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Touchstone Funds Board, such amounts waived or reimbursed for a period of up to three years from the date of reimbursement or waiver. The Fund will make repayments to Touchstone Advisors only if such repayment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed both (1) the expense limitation in place when such amounts were waived and (2) the Fund’s current expense limitation. Additional information regarding the expense limit is provided under the section entitled “The Funds’ Management—Expense Limitation Agreement.”

(7)
Effective upon consummation of the Reorganization(s), Touchstone Advisors has contractually agreed to waive fees and/or reimburse certain expenses in order to limit total annual fund operating expenses of each class of shares of the Acquiring Fund to 0.90%, 1.65%, 0.65%, and 0.90% of average daily net assets for Classes A, C, Y, and T shares, respectively. The contractual expense limitation agreement will have the terms described above in Footnote 6, including recoupment provisions, and will remain in effect for at least two years following the closing of the Reorganization(s).  Additional information regarding the expense limit is provided under the section entitled “The Funds’ Management—Expense Limitation Agreement.”

(8)
Sentinel has contractually agreed to reimburse certain expenses paid by the Class I shares of the Target Funds to the extent necessary to prevent the total annual fund operating expense ratio of the Class I shares of the Target Funds, on an annualized basis, from exceeding the total annual fund operating expense ratio of the Class A shares of the same Fund. This agreement will continue through March 31, 2018. This agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Sentinel Funds.  Additional information regarding the expense limit is provided under the section entitled “The Funds’ Management—Expense Limitation Agreement.” No right that Sentinel may have to recoup previously waived fees and/or reimbursed expenses under certain circumstances will survive the closing of the Reorganization.

(9)	Rule 12b-1 fees of Sentinel Total Return Bond Fund have been restated from actual fiscal year amounts to reflect the maximum fee payable under the applicable distribution plan for such share class.

(10)
Class T shares of the Target Fund and Acquiring Fund have not commenced operations as of the date of this Joint Proxy Statement/Prospectus. For Class T shares each Fund, Other Expenses and Acquired Fund Fees and Expenses are estimated based on fees and expenses incurred by the Fund  during its most recent fiscal year and, for the Acquiring Fund Pro Forma, assuming the Reorganization had been consummated as of the beginning of the 12-month period ended March 31, 2017. Other Expenses for Class T shares of the Target Fund are based on actual expenses of an existing share class, adjusted to reflect the anticipated assets of the Class T shares at inception.

(11)
Sentinel has contractually agreed to waive fees and/or reimburse certain expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding Acquired Fund Fees and Expenses) for Class T shares, on an annualized basis, to 0.85% of average daily net assets attributable to Class T shares through March 31, 2018. This agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund.

Expense Examples.  The examples below are intended to help you compare the cost of investing in the Target Fund with the Acquiring Fund and pro forma cost of investing in the Acquiring Fund under the following two scenarios (i) assuming that only the Reorganization of the Sentinel Total Return Bond Fund into the Touchstone Active Bond Fund takes place and (ii) assuming that both the Reorganization of the Sentinel Total Return Bond Fund into the Touchstone Active Bond Fund and the Reorganization of the Sentinel Government Securities Fund into the Touchstone Active Bond Fund (which is also described in this Joint Proxy Statement/Prospectus) take place.  The examples assume that you invest $10,000 in each Fund and then either (i) sell all of your shares at the end of each period indicated below or (ii) keep all of your shares at the end of each period indicated below.  The examples also assume that your investment has a 5% annual return and that operating expenses (before fee waivers and expense reimbursements) remain the same. The examples also assume that the expense limitation agreements reflected in the Annual Fund Operating Expenses tables above for the Sentinel Total Return Bond Fund and the Touchstone Active Bond Fund will remain in place for one year and the expense limitation agreement that will take effect as of the closing of the Reorganization(s) will remain in place for two years following the closing of the Reorganization(s). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares
Sentinel Total Return Bond Fund	$321	$568	$834	$1,595
Touchstone Active Bond Fund	$563	$806	$1,068	$1,816
Touchstone Active Bond Fund Pro Forma	$563	$772	$1,020	$1,727
Touchstone Active Bond Fund Pro Forma (both Reorganizations)	$563	$762	$987	$1,635
Class C Shares
Sentinel Total Return Bond Fund	$286	$576	$990	$2,148
Touchstone Active Bond Fund	$269	$605	$1,067	$2,348
Touchstone Active Bond Fund Pro Forma	$269	$530	$922	$2,020
Touchstone Active Bond Fund Pro Forma (both Reorganizations)	$269	$528	$915	$2,002
Class I Shares/Class Y Shares
Sentinel Total Return Bond Fund	$86	$268	$466	$1,037
Touchstone Active Bond Fund	$67	$261	$471	$1,075
Touchstone Active Bond Fund Pro Forma	$67	$218	$388	$883
Touchstone Active Bond Fund Pro Forma (both Reorganizations)	$67	$216	$382	$863
Class R3/Class A Shares
Sentinel Total Return Bond Fund	$128	$868	$1,629	$3,634
Touchstone Active Bond Fund	$563	$806	$1,068	$1,816
Touchstone Active Bond Fund Pro Forma	$563	$772	$1,020	$1,727
Touchstone Active Bond Fund Pro Forma (both Reorganizations)	$563	$762	$987	$1,635
Class R6/Class Y Shares
Sentinel Total Return Bond Fund	$78	$716	$1,379	$3,159
Touchstone Active Bond Fund	$67	$261	$471	$1,075
Touchstone Active Bond Fund Pro Forma	$67	$218	$388	$883
Touchstone Active Bond Fund Pro Forma (both Reorganizations)	$67	$216	$382	$863
Class T Shares
Sentinel Total Return Bond Fund	$342	$1,013	$1,708	$3,554
Touchstone Active Bond Fund	$341	$589	$857	$1,623
Touchstone Active Bond Fund Pro Forma	$341	$554	$808	$1,532
Touchstone Active Bond Fund Pro Forma (both Reorganizations)	$341	$544	$774	$1,437

If shares are not redeemed:(1)	1 Year	3 Years	5 Years	10 Years
Class C Shares
Sentinel Total Return Bond Fund	$186	$576	$990	$2,148
Touchstone Active Bond Fund	$169	$605	$1,067	$2,348
Touchstone Active Bond Fund Pro Forma	$169	$530	$922	$2,020
Touchstone Active Bond Fund Pro Forma (both Reorganizations)	$169	$528	$915	$2,002

(1)	For holders of all other classes, the costs are the same as set forth above.

How do the performance records of the Target Fund and the Acquiring Fund compare?

The bar charts and the performance tables below provide some indication of the risks of an investment in each of the Target Fund and the Acquiring Fund by showing how each Fund’s performance has varied from year to year and by showing how each Fund’s average annual returns compare with a broad measure of market performance.  Performance of the Target Fund’s Class R3 shares prior to December 23, 2014 (the inception date for the Class R3 shares) is based on the Fund’s Class A share performance, restated to reflect that Class R3 shares are offered without a sales charge and adjusted for Class R3’s estimated higher expenses. Performance of the Target Fund’s Class R6 shares prior to December 23, 2014 (the inception date for the Class R6 shares) is based on the Target Fund’s Class A share performance, restated to reflect that Class R6 shares are offered without a sales charge. Class Y share performance of the Acquiring Fund prior to April 12, 2012 (the inception date for the Class Y shares) is based on the Acquiring Fund's Class A share performance, restated to reflect the impact of the fees and expenses applicable to the Acquiring Fund's Class Y shares. Past performance of the Target Fund and the Acquiring Fund, before and after taxes, does not necessarily represent how either Fund will perform in the future.  Performance information for Class T shares of the Target Fund and the Acquiring Fund is not available because they have not commenced operations as of the date of the Joint Proxy Statement/Prospectus.  Updated performance information for the Target Fund is available on the Target Fund’s website at www.sentinelinvestments.com or by calling 800.282.3863.  Updated performance information for the Acquiring Fund is available on the Acquiring Fund’s website at TouchstoneInvestments.com or by calling 800.543.0407.

Sentinel Total Return Bond Fund—Class A Shares

Best Quarter: Third Quarter, 2012 3.61%	Worst Quarter: Fourth Quarter, 2016 (2.35%)

The Sentinel Total Return Bond Fund’s calendar year-to-date total return for Class A shares as of June 30, 2017 was 2.80%.

Touchstone Active Bond Fund—Class A Shares

Best Quarter: Third Quarter, 2009 7.14%	Worst Quarter: Third Quarter, 2008 (2.68%)

The Touchstone Active Bond Fund’s calendar year-to-date total return for Class A shares as of June 30, 2017 was 2.39%.

Average Annual Total Returns
 For the periods ended December 31, 2016

Sentinel Total Return Bond Fund	Inception Date	1 Year	5 Years	10 Years	Since Inception
Class A (return before taxes)	12/17/2010	0.14%	2.83%	N/A	3.40%
Class A (return after taxes on distributions)	12/17/2010	(0.84%)	1.62%	N/A	2.10%
Class A (return after taxes on distributions and sale of fund shares)	12/17/2010	0.08%	1.69%	N/A	2.10%
Class C (return before taxes)	12/17/2010	0.62%	2.64%	N/A	3.21%
Class I (return before taxes)	12/17/2010	2.63%	3.46%	N/A	3.94%
Class R3 (return before taxes)	12/23/2014	2.49%	3.02%	N/A	3.49%
Class R6 (return before taxes)	12/23/2014	2.69%	3.40%	N/A	3.87%
Bloomberg Barclays US Aggregate Bond Index(1) (reflects no deduction for fees, expenses or taxes)	N/A	2.65%	2.23%	N/A	3.31%

Touchstone Active Bond Fund	Inception Date	1 Year	5 Years	10 Years	Since Inception
Class A (return before taxes)	10/03/1994	0.14%	1.70%	4.10%	N/A
Class A (return after taxes on distributions)	10/03/1994	(1.00%)	0.36%	2.61%	N/A
Class A (return after taxes on distributions and sale of fund shares)	10/03/1994	0.08%	0.72%	2.57%	N/A
Class C (return before taxes)	10/03/1994	3.32%	1.94%	3.83%	N/A
Class Y (return before taxes)(2)	04/12/2012	5.28%	2.94%	4.73%	N/A
Bloomberg Barclays US Aggregate Bond Index(1) (reflects no deduction for fees, expenses or taxes)	N/A	2.65%	2.23%	4.34%	N/A

(1)
The Bloomberg Barclays US Aggregate Bond Index measures the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

(2)
Class Y shares performance information of the Acquiring Fund was calculated using the historical performance of Class A shares of the Acquiring Fund for the periods prior to April 12, 2012. Performance for these periods has been restated to reflect the impact of the fees and expenses applicable to the Acquiring Fund’s Class Y shares.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.  If you hold your Fund shares through a tax-advantaged arrangement, such as an individual retirement account or a 401(k) plan, the after-tax returns do not apply to your situation.

How do the investment goals and principal investment policies of the Funds compare?

The investment goals and principal investment policies of the Sentinel Total Return Bond Fund and the Touchstone Active Bond Fund, along with descriptions of certain differences between the Funds’ investment goals and principal investment policies, are set forth in the table below.  Although the Funds have similar investment goals and principal policies, the analytical tools, techniques and investment selection process used by the sub-advisor to the Acquiring Fund may differ from those used by Sentinel.

Each Fund’s investment goal is non-fundamental, and may be changed by the applicable Board without shareholder approval. Shareholders of the Sentinel Total Return Bond Fund will be given at least 30 days’ notice before any such change is made, and shareholders of the Touchstone Active Bond Fund will be notified at least 60 days before any such change takes effect.

	Sentinel Total Return Bond Fund	Touchstone Active Bond Fund	Differences
Investment Goal(s):	The Fund seeks maximum investment return through a combination of current income and capital appreciation.	The Fund seeks to provide as high a level of current income as is consistent with the preservation of capital. Capital appreciation is a secondary goal.	Each Fund seeks current income and capital appreciation. For the Acquiring Fund, capital appreciation as a secondary goal.
Principal Investment Strategy:
At least 80% of the Fund’s assets will normally be invested in corporate bonds, government debt securities, including mortgage-backed securities, taxable or tax-exempt municipal securities and derivatives related to such securities.

Under normal circumstances, the Fund invests at least 80% of its assets in bonds.  Bonds include mortgage-related securities, asset-backed securities, government securities, and corporate debt securities.

Each Fund invests in a broad range of corporate and government bonds, including mortgage-backed securities. The Target Fund’s principal investment strategy includes derivatives related to such securities.

Credit Quality:	The Fund invests primarily in investment-grade bonds. The Fund may invest up to 50% of its assets in below investment-grade bonds.
The Fund primarily invests in investment-grade debt securities, but may invest up to 30% of the Fund’s total assets in non-investment-grade debt securities rated as low as B by a Nationally Recognized Statistical Rating Organization (i.e., “junk bonds”).

The Target Fund may invest to a greater degree in non-investment-grade debt securities.  As of June 30, 2017, the Target Fund and Acquiring Fund held 5.7% and 7.38% of their assets in non-investment-grade debt securities, respectively (i.e., “junk bonds”).

Non-U.S. Investments:
The Fund may invest in debt securities issued by U.S. and non-U.S. private-sector entities denominated in U.S. dollars and foreign currencies. The Fund may also invest in debt securities issued by non-U.S. sovereign and quasi-sovereign entities.

The Fund may invest up to 20% of its total assets in foreign-issued debt securities denominated in either the U.S. dollar or a foreign currency. Foreign-issued debt securities may include debt securities of emerging market countries.

Each Fund may invest in non-U.S. debt securities.  While the Acquiring Fund has a stated limitation on such investments equal to 20% of its total assets, the Target Fund has no such limitation.  As of June 30, 2017, the Target Fund and Acquiring Fund held 4.7% and 5.97% of their assets in non-U.S. securities, respectively.

Sector or Industry Focus:	Up to 25% of the Fund’s net assets may be invested in securities within a single industry.	Up to 25% of the Fund’s net assets may be invested in securities within a single industry.	—

	Sentinel Total Return Bond Fund	Touchstone Active Bond Fund	Differences
Derivatives and Other Instruments:
The Fund may use derivative instruments (e.g., exchange-traded derivatives such as futures and options, and other derivatives such as swap agreements, options on swaps and interest rate caps and floors) for investment purposes, such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks.

In order to implement its investment strategy, the Fund may invest in mortgage dollar-roll transactions and reverse repurchase agreements, and in derivatives, including forwards, futures contracts, interest rate and credit default swap agreements, and options.

While there are certain differences, each Fund may invest in a broad range of derivative instruments. The Target Fund has a stated policy that its use of derivatives may not result in leverage, while the Acquiring Fund's use of derivatives may have the effect of creating leverage.

Hedging:	The Fund may also use derivative instruments in order to hedge various risks, such as interest rate, credit and currency risk. The Fund is not required to use hedging and may choose not to do so.
The Fund may use mortgage dollar-roll transactions, reverse repurchase agreements and derivatives to gain or hedge market exposure, to adjust the Fund’s duration, to manage interest rate risk, and for any other purposes consistent with the Fund’s investment strategies and limitations.
While there are certain differences, each Fund may, but is not required to, hedge risks using a variety of derivatives.
Active Trading:	The Fund utilizes an active trading approach, which is expected to result in portfolio turnover greater than 100%.	The Fund may engage in frequent and active trading as part of its principal investment strategies.	—

Additional Information About the Funds’ Principal Investment Strategies

Target Fund.  The Target Fund may invest in exchange-traded funds (“ETFs”) in carrying out its investment strategies. The Fund considers investments in bond ETFs (ETFs whose underlying portfolio consists of debt instruments) as investments in fixed income instruments. At times, the Fund may have considerable exposure to ETFs. The Target Fund may invest in securities of any duration.

The Target Fund may also purchase or sell “to be announced” or “TBA” securities, which usually are transactions in which the Fund buys or sells agency mortgage-backed securities (“MBS”) on a forward commitment basis. In a TBA transaction, the seller of the agency MBS agrees on a sale price, but does not specify which particular securities will be delivered to the buyer on settlement day. Instead, only a few basic characteristics of the securities are agreed upon, such as the coupon rate and the face value. The Fund may engage in short sales of agency MBS that the Fund does not own, primarily as part of a TBA swap transaction. A TBA swap transaction involves an agreement to purchase one agency MBS and a simultaneous agreement to sell a different agency MBS.

The Target Fund may sell a security if the security is overvalued on a relative basis compared to other securities available in the market, if the fundamentals of the company are deteriorating, or for duration management purposes. The Fund may also sell a security to meet redemptions.

Acquiring Fund.  In deciding what securities to buy and sell for the Fund, the Acquiring Fund’s sub-advisor analyzes the overall investment opportunities and risks in different sectors of the debt securities markets by focusing on maximizing total return while reducing volatility of the Fund’s portfolio. The sub-advisor follows a disciplined sector allocation process in order to build a diversified portfolio of investments.

How do the principal risks of investing in the Funds compare?

An investment in each Fund is subject to derivatives risk, fixed-income securities risk including non-investment-grade debt securities risk, foreign securities risk and portfolio turnover risk.  An investment in the Sentinel Total Return Bond Fund is also subject to other investment companies and ETFs risk, short sales risk and TBA securities risk.  An investment in the Touchstone Active Bond Fund is also subject to leverage risk, management risk and mortgage dollar roll risk, as well as additional foreign securities risk including emerging markets risk.  For more information on the Funds’ principal risks, see “Comparison of Principal Risks.”

Who will be the Advisor, Sub-Advisor and Portfolio Managers of my Fund after the Reorganization?

Sentinel is the investment advisor to Sentinel Total Return Bond Fund. The portfolio manager of Sentinel Total Return Bond Fund is Jason Doiron.

After the Reorganization, Touchstone Advisors will serve as the investment advisor and Fort Washington will serve as the sub-advisor to Touchstone Active Bond Fund.  The portfolio managers of Touchstone Active Bond Fund are Timothy J. Policinski and Daniel J. Carter.  For additional information regarding the advisor, sub-advisor and portfolio managers listed above, please see the section entitled “The Funds’ Management—Investment Advisor” and “The Funds’ Management—Sub-Advisors and Portfolio Managers.”

What are the portfolio turnover rates of the Funds?

A Fund pays transaction costs, such as brokerage commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect a Fund’s performance.  During the fiscal year ended November 30, 2016, the Target Fund’s portfolio turnover rate was 240% of the average value of its portfolio.  During the fiscal year ended September 30, 2016, the portfolio turnover rate of the Acquiring Fund was 590% of the average value of its portfolio.

Will there be any repositioning of the portfolio after the Reorganization?

It is expected that a significant portion (approximately two-thirds) of the portfolio investments of the Target Fund may be sold by the Acquiring Fund following the Reorganization.  However, the timing of any repositioning and its resulting impact on capital gains distributions in 2017 and beyond is uncertain.  It is intended that at least one-third of the portfolio investments of the Target Fund will be held for at least the first year following the Reorganization.  In addition, additional securities may be sold over time in the ordinary course of business. The amounts per share of any capital gains distributions resulting from the repositioning will depend on a number of factors, including the proportion of portfolio holdings that are actually sold, the timing of portfolio sales, the performance of the bond market in general, the availability of offsetting capital losses and the scale of purchase and redemption activity in the Funds’ shares.  The timing of portfolio sales will also be subject to market conditions existing after the closing of the Reorganization.  Accordingly, the per share amounts of any capital gains distributions resulting from the repositioning cannot be estimated at this time.  Touchstone Advisors publishes estimates of capital gains distributions for the Touchstone Funds on its website (https://www.touchstoneinvestments.com/literature-center/taxplanning.htm), generally in October of each year.  The Acquiring Fund will also bear brokerage costs in connection with the repositioning.  For illustration purposes only, if the Reorganization had been completed as of March 31, 2017 and the Acquiring Fund had sold on a pro rata basis two-thirds of the investments held in the Target Fund’s portfolio as of March 31, 2017, the resulting realized capital gains estimate would be expected to total $0.02 per share of the combined fund and the brokerage commissions, spreads and other transaction costs would be expected to total approximately $226,000 in the aggregate, or $0.006 per share of the combined fund, based on average transaction costs of the Acquiring Fund.  Under the same circumstances, if only one-third of the investments held in the Target Fund’s portfolio had been repositioned as of March 31, 2017, the resulting realized capital gains and transaction cost estimates would be reduced by half, to $0.01 and $0.003 per share of the combined fund, respectively. The brokerage costs to be borne by the Acquiring Fund will be borne by both Acquiring Fund shareholders and continuing Target Fund shareholders (as shareholders of the Acquiring Fund following the Reorganization).

SYNOPSIS:  REORGANIZATION OF SENTINEL LOW DURATION BOND FUND INTO TOUCHSTONE ULTRA SHORT DURATION FIXED INCOME FUND

What class of shares of the Acquiring Fund will I receive in the Reorganization?

Shareholders of the Sentinel Low Duration Bond Fund will receive shares of the Touchstone Ultra Short Duration Fixed Income Fund, as follows:

Sentinel Low Duration Bond Fund	Touchstone Ultra Short Duration Fixed Income Fund
Class A	Class A
Class I	Class Y
Class S	Class S
Class T	Class T

How do the fees and expenses of the Target Fund and the Acquiring Fund compare?

The tables below describe the fees and expenses that you pay if you buy and hold shares of your Sentinel Fund and the pro forma fees and expenses that you may pay if you buy and hold shares of the corresponding Touchstone Fund after giving effect to the Reorganization.  The pro forma expense ratios project anticipated expenses of the Acquiring Fund following the Reorganization, but actual expenses may be greater or less than those shown.  Expenses for the Class A, Class I and Class S shares of the Sentinel Low Duration Bond Fund are based on the operating expenses incurred by each class of shares of the Fund for the fiscal year ended November 30, 2016.  Expenses for the Class A, Class Y and Class S shares of the Touchstone Ultra Short Duration Fixed Income Fund are based on the operating expenses incurred by each class of shares of the Fund for the 12-month period ended March 31, 2017.  Class T shares of each Fund have not commenced operations as of the date of this Joint Proxy Statement/Prospectus, and therefore expenses for each Fund’s Class T shares are estimated based on the operating expenses incurred by the Fund during its most recent fiscal year.  The pro forma fees and expenses for the Class A, Class Y, Class S and Class T shares of the Touchstone Ultra Short Duration Fixed Income Fund reflect the fees and expenses of the Acquiring Fund and assume that the Reorganization had been completed at the beginning of the 12-month period ended March 31, 2017.

The Sentinel Funds’ policies and procedures applicable to purchases, exchanges and redemptions are generally comparable to those of the Touchstone Funds; however, following the Reorganizations, purchases, exchanges and redemptions of Touchstone Fund shares may be subject to fees, charges, expenses and limitations that differ from those applicable to the Target Funds. See generally “Investing with Touchstone” on page 149.  No sales charge will be imposed on the Class A and Class T shares of the Acquiring Fund received in connection with the Reorganization.  In addition, you may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 or more in the Sentinel Funds or $50,000 or more in the Touchstone Funds.  You may qualify for sales charge discounts if you invest at least $250,000 in a single transaction in Class T shares of the Target Fund or Acquiring Fund.  For the Target Fund, more information about these and other discounts is available from your financial professional and in the section entitled “Share Classes” on page 82 of the Target Fund’s prospectus and “How to Purchase Shares and Reduce Sales Charges” on page 44 of the Target Fund’s SAI.  For the Acquiring Fund, more information about these and other discounts is available from your financial professional and in the section entitled “Investing with Touchstone—Class A Shares—Letter of Intent” on page 152 of this Joint Proxy Statement/Prospectus and in the Acquiring Fund’s SAI on page 80.

SHAREHOLDER FEES
 (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	Wire Redemption Fee
Sentinel Low Duration Bond Fund – Class A Shares	1.00%	None	None
Touchstone Ultra Short Duration Fixed Income Fund – Class A Shares	2.00%	None(2)	up to $15
Touchstone Ultra Short Duration Fixed Income Fund – Class A Shares Pro Forma	2.00%(1)	None(2)	up to $15
Sentinel Low Duration Bond Fund – Class I Shares	None	None	None
Touchstone Ultra Short Duration Fixed Income Fund – Class Y Shares	None	None	up to $15
Touchstone Ultra Short Duration Fixed Income Fund – Class Y Shares Pro Forma	None	None	up to $15
Sentinel Low Duration Bond Fund – Class S Shares	None	None	None
Touchstone Ultra Short Duration Fixed Income Fund – Class S Shares	None	None	up to $15
Touchstone Ultra Short Duration Fixed Income Fund – Class S Shares Pro Forma	None	None	up to $15
Sentinel Low Duration Bond Fund – Class T Shares	2.50%	None	None
Touchstone Ultra Short Duration Fixed Income Fund – Class T Shares	2.50%	None	up to $15
Touchstone Ultra Short Duration Fixed Income Fund – Class T Shares Pro Forma	2.50%	None	up to $15

(1)	No sales charge will be imposed on the Class A and Class T shares of the Acquiring Fund received in connection with the Reorganization.

(2)
A deferred sales charge of 1% applies to certain redemptions of Class A shares made within twelve months of purchase if the shares were purchased without an initial sales charge as part of an investment of $1 million or more.  If you hold load-waived Class A shares of the Target Fund, the Acquiring Fund will look to the date of purchase of your Target Fund shares for purposes of assessing deferred sales charges on shares received in the Reorganization.

ANNUAL FUND OPERATING EXPENSES
 (expenses that you pay each year as a percentage of the value of your investment)

	Sentinel Low Duration Bond Fund (Class A Shares)	Touchstone Ultra Short Duration Fixed Income Fund (Class A Shares)	Touchstone Ultra Short Duration Fixed Income Fund Pro Forma (Class A Shares)
Management Fees	0.45%	0.25%	0.25%
Distribution/Service (12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses	0.24%	0.41%(1)	0.32%(1)
Acquired Fund Fees and Expenses(2)	0.08%	0.00%	0.00%
Total Annual Fund Operating Expenses	1.02%	0.91%	0.82%
Fee Waiver	None	(0.22%)(3)	(0.13%)(4)
Total Annual Fund Operating Expenses After Fee Waiver	1.02%	0.69%	0.69%

ANNUAL FUND OPERATING EXPENSES
 (expenses that you pay each year as a percentage of the value of your investment)

	Sentinel Low Duration Bond Fund (Class I Shares)	Touchstone Ultra Short Duration Fixed Income Fund (Class Y Shares)	Touchstone Ultra Short Duration Fixed Income Fund Pro Forma (Class Y Shares)
Management Fees	0.45%	0.25%	0.25%
Distribution/Service (12b-1) Fees	None	None	None
Other Expenses	0.15%	0.28%(1)	0.26%(1)
Acquired Fund Fees and Expenses(2)	0.08%	0.00%	0.00%
Total Annual Fund Operating Expenses	0.68%	0.53%	0.51%
Fee Waiver	—(5)	(0.09%)(3)	(0.07%)(4)
Total Annual Fund Operating Expenses After Fee Waiver	0.68%	0.44%	0.44%

ANNUAL FUND OPERATING EXPENSES
 (expenses that you pay each year as a percentage of the value of your investment)

	Sentinel Low Duration Bond Fund (Class S Shares)	Touchstone Ultra Short Duration Fixed Income Fund (Class S Shares)	Touchstone Ultra Short Duration Fixed Income Fund Pro Forma (Class S Shares)
Management Fees	0.45%	N/A	0.25%
Distribution/Service (12b-1) Fees	0.50%	N/A	0.50%
Other Expenses	0.13%	N/A	0.21%(1)
Acquired Fund Fees and Expenses(2)	0.08%	N/A	0.00%
Total Annual Fund Operating Expenses	1.16%	N/A	0.96%
Fee Waiver	None	N/A	(0.02%)(4)
Total Annual Fund Operating Expenses After Fee Waiver	1.16%	N/A	0.94%

ANNUAL FUND OPERATING EXPENSES
 (expenses that you pay each year as a percentage of the value of your investment)

	Sentinel Low Duration Bond Fund (Class T Shares)	Touchstone Ultra Short Duration Fixed Income Fund (Class T Shares)	Touchstone Ultra Short Duration Fixed Income Fund Pro Forma (Class T Shares)
Management Fees	0.45%	0.25%	0.25%
Distribution/Service (12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses(6)	2.40%	0.41%	0.32%
Acquired Fund Fees and Expenses(6)	0.08%	0.00%	0.00%
Total Annual Fund Operating Expenses	3.18%	0.91%	0.82%
Fee Waiver	(2.20%)(7)	(0.22%)(3)	(0.13%)(4)
Total Annual Fund Operating Expenses After Fee Waiver	0.98%	0.69%	0.69%

(1)	Other Expenses are estimated based on fees and expenses of the Acquiring Fund, assuming the Reorganization had been consummated as of the beginning of the 12-month period ended March 31, 2017.

(2)
Acquired Fund Fees and Expenses are expenses indirectly incurred by the Fund through its investments in one or more underlying funds, including money market funds. Because these costs are indirect, the Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets in the Fund’s most recent annual report.

(3)
Touchstone Advisors has agreed to waive a portion of its fees or reimburse certain Fund expenses (excluding dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transactions and investment related expenses; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses,” if any; and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual Fund operating expenses to 0.69%, 0.44% and 0.69% of average daily net assets for Classes A, Y and T shares, respectively. This contractual expense limitation is effective through January 29, 2018 for Classes A and Y shares and is effective through July 29, 2018 for Class T shares, but can be terminated by a vote of the Touchstone Funds Board if it deems the termination to be beneficial to the Fund’s shareholders. The terms of the contractual expense limitation agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Touchstone Funds Board, such amounts waived or reimbursed for a period of up to three years from the date of reimbursement or waiver. The Fund will make repayments to Touchstone Advisors only if such repayment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed both (1) the expense limitation in place when such amounts were waived and (2) the Fund’s current expense limitation. Additional information regarding the expense limit is provided under the section entitled “The Funds’ Management—Expense Limitation Agreement.”

(4)
Effective upon consummation of the Reorganization, Touchstone Advisors has contractually agreed to waive fees and/or reimburse certain expenses in order to limit total annual fund operating expenses of each class of shares of the Acquiring Fund to 0.69%, 0.44%, 0.94%, and 0.69% of average daily net assets for Classes A, Y, S, and T shares, respectively. The contractual expense limitation agreement will have the terms described above in Footnote 3, including recoupment provisions, and will remain in effect for at least two years following the closing of the Reorganization.  Class S shares will commence operations upon the closing of the Reorganization.  Additional information regarding the expense limit is provided under the section entitled “The Funds’ Management --Expense Limitation Agreement.”

(5)
Sentinel has contractually agreed to reimburse certain expenses paid by the Class I shares of the Target Funds to the extent necessary to prevent the total annual fund operating expense ratio of the Class I shares of the Target Funds, on an annualized basis, from exceeding the total annual fund operating expense ratio of the Class A shares of the same Fund. This agreement will continue through March 31, 2018. This agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Sentinel Funds.  Additional information regarding the expense limit is provided under the section entitled “The Funds’ Management—Expense Limitation Agreement.” Fees waived and expenses reimbursed by Sentinel prior to the closing of the Reorganization may not be recouped by Sentinel or Touchstone Advisors following the closing of the Reorganization.

(6)
Class T shares of the Target Fund and the Acquiring Fund have not commenced operations as of the date of this Joint Proxy Statement/Prospectus. For Class T shares of each Fund, Other Expenses and Acquired Fund Fees and Expenses are estimated based on fees and expenses incurred by the Fund during its most recent fiscal year and, for the Acquiring Fund Pro Forma, assuming the Reorganization had been consummated as of the beginning of the 12-month period ended March 31, 2017. Other Expenses for Class T shares of the Target Fund are based on actual expenses of an existing share class, adjusted to reflect the anticipated assets of the Class T shares at inception.

(7)
Sentinel has contractually agreed to waive fees and/or reimburse certain expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding Acquired Fund Fees and Expenses) for Class T shares, on an annualized basis, to 0.90% of average daily net assets attributable to Class T shares through March 31, 2018. This agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund.

Expense Examples.  The examples below are intended to help you compare the cost of investing in the Target Fund with the Acquiring Fund pro forma cost of investing in the Acquiring Fund following the Reorganization.  The examples assume that you invest $10,000 in each Fund and then sell all of your shares at the end of each period indicated below or (ii) keep all of your shares at the end of each period indicated below.  The examples also assume that your investment has a 5% annual return and that operating expenses (before fee waivers and expense reimbursements) remain the same. The examples also assume that the expense limitation agreements reflected in the Annual Fund Operating Expenses tables above for the Sentinel Low Duration Bond Fund and the Touchstone Ultra Short Duration Fixed Income Fund will remain in place for one year and the expense limitation agreement that takes effect as of the closing of the Reorganization will be in place for two years following the closing of the Reorganization.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed:(1)	1 Year	3 Years	5 Years	10 Years
Class A Shares
Sentinel Low Duration Bond Fund	$203	$421	$658	$1,335
Touchstone Ultra Short Duration Fixed Income Fund	$269	$463	$673	$1,277
Touchstone Ultra Short Duration Fixed Income Fund Pro Forma	$269	$430	$620	$1,169
Class I Shares/Class Y Shares
Sentinel Low Duration Bond Fund	$69	$218	$379	$847
Touchstone Ultra Short Duration Fixed Income Fund	$45	$161	$287	$656
Touchstone Ultra Short Duration Fixed Income Fund Pro Forma	$45	$149	$271	$627
Class S Shares
Sentinel Low Duration Bond Fund	$118	$368	$638	$1,409
Touchstone Ultra Short Duration Fixed Income Fund	N/A	N/A	N/A	N/A
Touchstone Ultra Short Duration Fixed Income Fund Pro Forma	$96	$302	$527	$1,174
Class T Shares
Sentinel Low Duration Bond Fund	$347	$1,004	$1,685	$3,499
Touchstone Ultra Short Duration Fixed Income Fund	$319	$511	$720	$1,322
Touchstone Ultra Short Duration Fixed Income Fund Pro Forma	$319	$479	$668	$1,214

(1)	For holders of all classes, costs are the same if you held your shares.

How do the performance records of the Target Fund  and the Acquiring Fund compare?

The bar charts and the performance tables below provide some indication of the risks of an investment in each of the Target Fund and the Acquiring Fund by showing how each Fund’s performance has varied from year to year and by showing how each Fund’s average annual returns compare with a broad measure of market performance.  Performance of the Class I shares of the Target Fund prior to January 31, 2014 (the inception date for Class I shares) is based on the Target Fund’s Class A share performance, restated to reflect that Class I shares are offered without a sales charge. Effective January 31, 2014, the Target Fund changed its investment strategies from investing primarily in U.S. government securities to investing in a variety of fixed income instruments. The performance information provided below for periods prior to January 31, 2014 relates to the Target Fund’s investment strategies that were in effect during such periods. Performance of the Class A and Class Y shares of the Acquiring Fund prior to April 12, 2012 (the inception date for Class A and Class Y shares) is based on the Acquiring Fund’s Class Z share performance, restated to reflect the impact of the fees and expenses applicable to Class A and Class Y shares of the Acquiring Fund. Past performance of the Target Fund and the Acquiring Fund, before and after taxes, does not necessarily represent how either Fund will perform in the future.  Performance information for Class T shares of the Target Fund and the Acquiring Fund is not available because they have not commenced operations as of the date of the Joint Proxy Statement/Prospectus.  Updated performance information for the Target Fund is available on the Target Fund’s website at www.sentinelinvestments.com or by calling 800.282.3863. Updated performance information for the Acquiring Fund is available on the Acquiring Fund’s website at TouchstoneInvestments.com or by calling 800.543.0407.

Sentinel Low Duration Bond Fund—Class A Shares

Best Quarter: Third Quarter, 2007 1.97%	Worst Quarter: Fourth Quarter, 2016 (1.14%)

The Sentinel Low Duration Bond Fund’s calendar year-to-date total return for Class A shares as of June 30, 2017 was 1.22%.

Touchstone Ultra Short Duration Fixed Income Fund—Class A Shares

Best Quarter: Third Quarter, 2012 0.62%	Worst Quarter: Second Quarter, 2013 (0.18%)

The Touchstone Ultra Short Duration Fixed Income Fund’s calendar year-to-date total return for Class A shares as of June 30, 2017 was 0.62%.

Average Annual Total Returns
 For the periods ended December 31, 2016

Sentinel Low Duration Bond Fund	Inception Date	1 Year	5 Years	10 Years
Class A (return before taxes)	03/27/1995	0.43%	(0.03%)	1.94%
Class A (return after taxes on distributions)	03/27/1995	(0.37%)	(0.82%)	0.93%
Class A (return after taxes on distributions and sale of fund shares)	03/27/1995	0.24%	(0.36%)	1.11%
Class I (return before taxes)	01/31/2014	1.91%	0.37%	2.14%
Class S (return before taxes)	03/04/2005	1.46%	(0.01%)	1.73%
Bloomberg Barclays 1-3 Year US Government/Credit Index(1) (reflects no deduction for fees, expenses or taxes)	N/A	1.28%	0.92%	2.44%

Touchstone Ultra Short Duration Fixed Income Fund	Inception Date	1 Year	5 Years	10 Years
Class A (return before taxes)(5)	04/12/2012	(0.53%)	0.53%	1.44%
Class A (return after taxes on distributions)(5)	04/12/2012	(1.08%)	(0.08%)	0.53%
Class A (return after taxes on distributions and sale of fund shares)(5)	04/12/2012	(0.30)%	0.14%	0.76%
Class Y (return before taxes)(5)	04/12/2012	1.67%	1.17%	1.76%
Class S (return before taxes)(2)	N/A	N/A	N/A	N/A
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index(3) (reflects no deduction for fees, expenses or taxes)	N/A	0.33%	0.12%	0.12%
BofA Merrill Lynch 1-Year U.S. Treasury Note Index(4) (reflects no deduction for taxes or certain expenses)	N/A	0.76%	0.32%	0.43%

(1)
The Bloomberg Barclays 1-3 Year US Government/Credit Index is an index which consists of U.S. government, government agency and investment grade corporate securities with maturities of one to three years.

(2)	No returns are included for Class S shares since the class has not commenced operations.

(3)
The BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date.

(4)
The BofA Merrill Lynch 1-Year U.S. Treasury Note Index is an unmanaged index comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding two-year Treasury note that matures closest to, but not beyond, one year from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date.

(5)
Class A shares and Class Y shares performance of the Acquiring Fund was calculated using the historical performance of Class Z shares of the Acquiring Fund for the periods prior to April 12, 2012. Performance for these periods has been restated to reflect the impact of the fees and expenses applicable to Class A and Class Y shares of the Acquiring Fund.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.  If you hold your Fund shares through a tax-advantaged arrangement, such as an individual retirement account or a 401(k) plan, the after-tax returns do not apply to your situation.

How do the investment goals and principal investment strategies of the Funds compare?

The investment goals and principal investment strategies of the Sentinel Low Duration Bond Fund and the Touchstone Ultra Short Duration Fixed Income Fund, along with descriptions of certain differences between the Funds’ investment goals and principal investment strategies, are set forth in the table below.  Although the Funds have similar investment goals and principal strategies, the analytical tools, techniques and investment selection process used by the sub-advisor to the Acquiring Fund may differ from those used by Sentinel. In addition, the Target Fund may invest in below-investment-grade debt securities, while the Acquiring Fund invests only in investment-grade debt securities. The Target Fund may invest in derivatives as a principal strategy, while the Acquiring Fund does not invest in derivatives as a principal strategy.

The investment goal of the Sentinel Low Duration Bond Fund is a fundamental investment policy of the Fund that cannot be changed without the consent of the holders of a majority of the outstanding shares of the Fund. The term “majority of the outstanding shares” means the vote of (i) 67% or more of a Fund’s shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of a Fund’s outstanding shares, whichever is less.  The investment goal of the Touchstone Ultra Short Duration Fixed Income Fund is non-fundamental, and may be changed by the Touchstone Funds Board without shareholder approval. Shareholders of the Touchstone Fund will be notified at least 60 days before any such change takes effect.

	Sentinel Low Duration Bond Fund	Touchstone Ultra Short Duration Fixed Income Fund	Differences
Investment Goal(s):	The Fund seeks high current income and limited fluctuations in principal value.	The Fund seeks maximum total return consistent with the preservation of capital.	The Target Fund’s investment goal focuses on current income while the Acquiring Fund’s investment goal focuses on total return.
Principal Investment Strategy:	The Fund normally invests at least 80% of its net assets in fixed income instruments and related derivatives.
The Fund invests, under normal market conditions, at least 80% of its assets in fixed-income securities.

The Fund invests in a diversified portfolio of securities of different maturities including U.S. Treasury securities, U.S. government agency securities, securities of U.S. government-sponsored enterprises, corporate bonds (including those of foreign issuers), mortgage-backed securities, commercial mortgage-backed securities, asset-backed securities, municipal bonds and cash equivalent securities including repurchase agreements, commercial paper and variable rate demand notes.

While there are certain differences, each Fund may invest in a broad range of fixed-income securities.  The Target Fund may invest in derivatives while the Acquiring Fund does not expect to invest in derivatives.

	Sentinel Low Duration Bond Fund	Touchstone Ultra Short Duration Fixed Income Fund	Differences
Credit Quality:	Under normal market conditions, the Fund expects to invest no more than 50% of its total assets in below investment-grade debt securities (sometimes called “junk bonds”).
The Fund invests only in investment-grade debt securities and does not invest in non-investment-grade debt securities. Investment-grade debt securities are those having a rating of BBB-/Baa3 or higher from a nationally recognized statistical rating organization or, if a rating is not available, deemed to be of comparable quality by the Fund’s sub-advisor.  Non-investment-grade debt securities are often referred to as “junk bonds” and are considered speculative.

The Target Fund may invest in non-investment-grade debt securities while the Acquiring Fund does not invest in non-investment-grade debt securities. As of June 30, 2017, the Target Fund held 6.6% of its assets in securities rated below investment grade (i.e., “junk bonds”).

Duration:(1)
The Target Fund attempts to manage interest rate risk through its management of the average duration of the securities it holds in its portfolio.

Under normal market conditions, the Fund expects to maintain its average duration range between zero and three years.

While the Acquiring Fund may invest in securities with any maturity or duration, Fort Washington seeks to maintain an effective duration(2) for the Fund of one year or less under normal market conditions.

While there are certain differences, both Funds expect to maintain relatively short durations. As of June 30, 2017, the effective duration of the Target Fund and Acquiring Fund was 2.84 years and 0.72 years, respectively.

Non-U.S. Investments:	The Fund expects to invest in debt securities of U.S. and non-U.S. (including emerging market) issuers denominated in U.S. dollars or foreign currencies.	—
The Target Fund expects to invest in debt securities of U.S. and non-U.S. (including emerging market) issuers while the Acquiring Fund has no stated policy regarding investments in non-U.S. securities.

	Sentinel Low Duration Bond Fund	Touchstone Ultra Short Duration Fixed Income Fund	Differences
Derivatives and Hedging:
The Fund may use derivative instruments in order to hedge various risks and manage the average duration of the Fund’s portfolio.

The Fund’s investments in derivatives include exchange-traded futures on U.S. Treasury notes and bonds and equity indexes, and options on these futures, and other derivatives intended to hedge interest rate risk and credit risk, such as interest rate caps and floors, swaps and options on swaps.

The Fund may use derivative instruments for other investment purposes, such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks.
		—	The Target Fund may use derivative instruments for various purposes, including hedging, while the Acquiring Fund does not invest in derivative instruments as a principal strategy.
Active Trading:	The Fund utilizes an active trading approach which is expected to result in portfolio turnover greater than 100%.	The Fund may engage in frequent and active trading of securities as a part of its principal investment strategy.	—

(1)
Duration is a mathematical concept that measures a portfolio’s sensitivity to interest rate changes. The longer a portfolio’s duration, the more sensitive it is to changes in interest rates. The shorter a portfolio’s duration, the less sensitive it is to changes in interest rates. For example, the price of a portfolio with a duration of five years would be expected to fall approximately five percent if interest rates rose by one percentage point and a portfolio with a duration of two years would be expected to fall  approximately two percent if interest rates rose by one percentage point..

(2)	Effective duration is a measure of a security’s price volatility or the risk associated with changes in interest rates.

Additional Information About the Funds’ Principal Investment Strategies

Target Fund.  Under normal market conditions, the Fund expects to invest no more than 50% of its total assets in any one or combination of the following types of fixed income securities and other instruments:

•	Below investment-grade debt securities (sometimes called “junk bonds”);
•	Debt securities of non-U.S. (including emerging markets) issuers that are denominated in foreign currencies;
•	Senior bank loans, including participations; and
•	Convertible securities, including convertible bonds and preferred stocks.

The Target Fund may invest in exchange-traded funds (“ETFs”) and considers investments in bond ETFs (ETFs whose underlying portfolio consists of debt instruments) as investments in fixed income instruments. At times, the Fund may have considerable exposure to ETFs.

The Target Fund may also purchase or sell “to be announced” or “TBA” securities, which usually are transactions in which the Fund buys or sells agency mortgage-backed securities (“MBS”) on a forward commitment basis. In a TBA transaction, the seller of the agency MBS agrees on a sale price, but does not specify which particular securities will be delivered to the buyer on settlement day. Instead, only a few basic characteristics of the securities are agreed upon, such as the coupon rate and the face value. The Fund may engage in short sales of agency MBS that the Fund does not own, primarily as part of a TBA swap transaction. A TBA swap transaction involves an agreement to purchase one agency MBS and a simultaneous agreement to sell a different agency MBS.

The Target Fund may sell a security if it no longer meets the Fund’s investment criteria, or for a variety of other reasons, such as to secure gains, limit losses, maintain its duration, redeploy assets into opportunities believed to be more promising, or satisfy redemption requests, among others.

Acquiring Fund.  In selecting investments for the Fund, in addition to considering effective duration, the Fund’s sub-advisor, Fort Washington, chooses fixed-income securities that it believes are attractively priced relative to the market or to similar instruments.

How do the principal risks of investing in the Funds compare?

An investment in each Fund is subject to fixed-income securities risk, foreign securities risk and portfolio turnover risk.  An investment in the Sentinel Low Duration Bond Fund is also subject to derivatives risk, inflation-linked investments risk, other investment companies and ETFs risk, short sales risk and TBA securities risk, as well as additional fixed-income securities risks including corporate loan risk and non-investment-grade debt securities risk.  An investment in the Touchstone Ultra Short Duration Fixed Income Fund is also subject to management risk and repurchase agreement risk.  For more information on the Funds’ principal risks, see “Comparison of Principal Risks.”

Who will be the Advisor, Sub-Advisor and Portfolio Managers of my Fund after the Reorganization?

Sentinel is the investment advisor to Sentinel Low Duration Bond Fund. The portfolio manager of Sentinel Low Duration Bond Fund is Jason Doiron.

After the Reorganization, Touchstone Advisors will serve as the investment advisor and Fort Washington will serve as the sub-advisor to Touchstone Ultra Short Duration Fixed Income Fund.   The portfolio managers of Touchstone Ultra Short Duration Fixed Income Fund are Scott D. Weston and Brent A. Miller.  For additional information regarding the advisor, sub-advisor and portfolio managers listed above, please see the section entitled “The Funds’ Management—Investment Advisor” and “The Funds’ Management—Sub-Advisors and Portfolio Managers.”

What are the portfolio turnover rates of the Funds?

A Fund pays transaction costs, such as brokerage commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect a Fund’s performance.  During the fiscal year ended November 30, 2016, the Target Fund’s portfolio turnover rate was 117% of the average value of its portfolio.  During the fiscal year ended September 30, 2016, the portfolio turnover rate of the Acquiring Fund was 169% of the average value of its portfolio.

Will there be any repositioning of the portfolio after the Reorganization?

It is expected that a significant portion (approximately two-thirds) of the portfolio investments of the Target Fund may be sold by the Acquiring Fund following the Reorganization.  However, the timing of any repositioning and its resulting impact on capital gains distributions in 2017 and beyond is uncertain.  It is intended that at least one-third of the portfolio investments of the Target Fund will be held for at least the first year following the Reorganization.  In addition, additional securities may be sold over time in the ordinary course of business.  The amounts per share of any capital gains distributions resulting from the repositioning will depend on a number of factors, including the proportion of portfolio holdings that are actually sold, the timing of portfolio sales, the performance of the bond market in general, the availability of offsetting capital losses and the scale of purchase and redemption activity in the Funds’ shares.  The timing of portfolio sales will also be subject to market conditions existing after the closing of the Reorganization.  Accordingly, the per share amounts of any capital gains distributions resulting from the repositioning cannot be estimated at this time.  Touchstone Advisors publishes estimates of capital gains distributions for the Touchstone Funds on its website (https://www.touchstoneinvestments.com/literature-center/taxplanning.htm), generally in October of each year.  The Acquiring Fund will also bear brokerage costs in connection with the repositioning.  For illustration purposes only, if the Reorganization had been completed as of March 31, 2017 and the Acquiring Fund had sold on a pro rata basis two-thirds of the investments held in the Target Fund’s portfolio as of March 31, 2017, the resulting realized capital gains estimate would be expected to total $0.003 per share of the combined fund and the brokerage commissions would be expected to total approximately $471,000 in the aggregate, or $0.005 per share of the combined fund, based on average commission costs of the Acquiring Fund.  Under the same circumstances, if only one-third of the investments held in the Target Fund’s portfolio had been repositioned as of March 31, 2017, the resulting realized capital gains and brokerage cost estimates would be reduced by half, to $0.002 and $0.002 per share of the combined fund, respectively. The brokerage costs to be borne by the Acquiring Fund will be borne by both Acquiring Fund shareholders and continuing Target Fund shareholders (as shareholders of the Acquiring Fund following the Reorganization).

SYNOPSIS:  REORGANIZATION OF SENTINEL MULTI-ASSET INCOME FUND INTO TOUCHSTONE FLEXIBLE INCOME FUND

What class of shares of the Acquiring Fund will I receive in the Reorganization?

Shareholders of the Sentinel Multi-Asset Income Fund will receive shares of the Touchstone Flexible Income Fund, as follows:

Sentinel Multi-Asset Income Fund	Touchstone Flexible Income Fund
Class A	Class A
Class C	Class C
Class I	Class Y
Class T	Class T

How do the fees and expenses of the Target Fund and the Acquiring Fund compare?

The tables below describe the fees and expenses that you pay if you buy and hold shares of your Sentinel Fund and the pro forma fees and expenses that you may pay if you buy and hold shares of the corresponding Touchstone Fund after giving effect to the Reorganization.  The pro forma expense ratios project anticipated expenses of the Acquiring Fund following the Reorganization, but actual expenses may be greater or less than those shown.  Expenses for the Class A, Class C and Class I shares of the Sentinel Multi-Asset Income Fund are based on the operating expenses incurred by each class of shares of the Fund for the fiscal year ended November 30, 2016.  Expenses for the Class A, Class C and Class Y shares of the Touchstone Flexible Income Fund are based on the operating expenses incurred by each class of shares of the Fund for the fiscal year ended March 31, 2017.  Class T shares of each Fund have not commenced operations as of the date of this Joint Proxy Statement/Prospectus, and therefore expenses for each Fund’s Class T shares are estimated based on the operating expenses incurred by the Fund during its most recent fiscal year.  The pro forma fees and expenses for the Class A, Class C, Class Y and Class T shares of the Touchstone Flexible Income Fund reflect the fees and expenses of the Acquiring Fund and assume that the Reorganization had been completed at the beginning of the 12-month period ended March 31, 2017.

The Sentinel Funds’ policies and procedures applicable to purchases, exchanges and redemptions are generally comparable to those of the Touchstone Funds; however, following the Reorganizations, purchases, exchanges and redemptions of Touchstone Fund shares may be subject to fees, charges, expenses and limitations that differ from those applicable to the Target Funds. See generally “Investing with Touchstone” on page 149.  No sales charge will be imposed on the Class A shares of the Acquiring Fund received in connection with the Reorganization.  In addition, you may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 or more in the Sentinel Funds or $50,000 or more in the Touchstone Funds.  You may qualify for sales charge discounts if you invest at least $250,000 in a single transaction in Class T shares of the Target Fund or Acquiring Fund.  For the Target Fund, more information about these and other discounts is available from your financial professional and in the section entitled “Share Classes” on page 82 of the Target Fund’s prospectus and “How to Purchase Shares and Reduce Sales Charges” on page 44 of the Target Fund’s SAI.  For the Acquiring Fund, more information about these and other discounts is available from your financial professional and in the section entitled “Investing with Touchstone—Class A Shares—Letter of Intent” on page 152 of this Joint Proxy Statement/Prospectus and in the Acquiring Fund’s SAI on page 63.

SHAREHOLDER FEES
 (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	Wire Redemption Fee
Sentinel Multi-Asset Income Fund – Class A Shares	5.00%	None	None
Touchstone Flexible Income Fund – Class A Shares	5.75%	None(2)	up to $15
Touchstone Flexible Income Fund – Class A Shares Pro Forma	5.75%(1)	None(2)	up to $15
Sentinel Multi-Asset Income Fund – Class C Shares	None	1.00%(2)	None
Touchstone Flexible Income Fund – Class C Shares	None	1.00%(2)	up to $15
Touchstone Flexible Income Fund – Class C Shares Pro Forma	None	1.00%(2)	up to $15
Sentinel Multi-Asset Income Fund – Class I Shares	None	None	None
Touchstone Flexible Income Fund – Class Y Shares	None	None	up to $15
Touchstone Flexible Income Fund – Class Y Shares Pro Forma	None	None	up to $15
Sentinel Multi-Asset Income Fund – Class T Shares	2.50%	None	None
Touchstone Flexible Income Fund – Class T Shares	2.50%	None	up to $15
Touchstone Flexible Income Fund – Class T Shares Pro Forma	2.50%	None	up to $15

(1)	No sales charge will be imposed on the Class A and Class T shares of the Acquiring Fund received in connection with the Reorganization.

(2)
A deferred sales charge of 1% applies to certain redemptions of Class A shares made within twelve months of purchase if the shares were purchased without an initial sales charge as part of an investment of $1 million or more.  If you hold load-waived Class A shares or Class C shares of the Target Fund, the Acquiring Fund will look to the date of purchase of your Target Fund shares for purposes of assessing deferred sales charges on shares received in the Reorganization.

ANNUAL FUND OPERATING EXPENSES
 (expenses that you pay each year as a percentage of the value of your investment)

	Sentinel Multi-Asset Income Fund (Class A Shares)	Touchstone Flexible Income Fund (Class A Shares)	Touchstone Flexible Income Fund Pro Forma (Class A Shares)
Management Fees	0.53%	0.68%	0.55%(1)
Distribution/Service (12b-1) Fees	0.25%	0.25%	0.25%

	Sentinel Multi-Asset Income Fund (Class A Shares)	Touchstone Flexible Income Fund (Class A Shares)	Touchstone Flexible Income Fund Pro Forma (Class A Shares)
Dividend and Interest Expenses on Securities Sold Short	None	0.01%	0.01%(2)
Other Expenses	0.23%	0.36%	0.31%(2)
Acquired Fund Fees and Expenses(3)	0.19%	0.02%	0.02%(2)
Total Annual Fund Operating Expenses	1.20%	1.32%	1.14%
Fee Waiver	None	(0.20%)(4)	(0.07%)(5)
Total Annual Fund Operating Expenses After Fee Waiver	1.20%	1.12%	1.07%

ANNUAL FUND OPERATING EXPENSES
 (expenses that you pay each year as a percentage of the value of your investment)

	Sentinel Multi-Asset Income Fund (Class C Shares)	Touchstone Flexible Income Fund (Class C Shares)	Touchstone Flexible Income Fund Pro Forma (Class C Shares)
Management Fees	0.53%	0.68%	0.55%(1)
Distribution/Service (12b-1) Fees	1.00%	1.00%	1.00%
Dividend and Interest Expenses on Securities Sold Short	None	0.01%	0.01%(2)
Other Expenses	0.22%	0.31%	0.29%(2)
Acquired Fund Fees and Expenses(3)	0.19%	0.02%	0.02%(2)
Total Annual Fund Operating Expenses	1.94%	2.02%	1.87%
Fee Waiver	None	(0.15%)(4)	(0.05%)(5)
Total Annual Fund Operating Expenses After Fee Waiver	1.94%	1.87%	1.82%

ANNUAL FUND OPERATING EXPENSES
 (expenses that you pay each year as a percentage of the value of your investment)

	Sentinel Multi-Asset Income Fund (Class I Shares)	Touchstone Flexible Income Fund (Class Y Shares)	Touchstone Flexible Income Fund Pro Forma (Class Y Shares)
Management Fees	0.53%	0.68%	0.55%(1)
Distribution/Service (12b-1) Fees	None	None	None
Dividend and Interest Expenses on Securities Sold Short	None	0.01%	0.01%(2)
Other Expenses	0.26%	0.31%	0.31%(2)
Acquired Fund Fees and Expenses(3)	0.19%	0.02%	0.02%(2)
Total Annual Fund Operating Expenses	0.98%	1.02%	0.89%
Fee Waiver	—(6)	(0.15%)(4)	(0.07%)(5)
Total Annual Fund Operating Expenses After Fee Waiver	0.98%	0.87%	0.82%

ANNUAL FUND OPERATING EXPENSES
 (expenses that you pay each year as a percentage of the value of your investment)

	Sentinel Multi-Asset Income Fund (Class T Shares)	Touchstone Flexible Income Fund (Class T Shares)	Touchstone Flexible Income Fund Pro Forma (Class T Shares)
Management Fees	0.53%	0.68%	0.55%(1)
Distribution/Service (12b-1) Fees	0.25%	0.25%	0.25%
Dividend and Interest Expenses on Securities Sold Short	0.00%	0.01%	0.01%
Other Expenses(7)	2.40%	0.36%	0.31%
Acquired Fund Fees and Expenses(7)	0.19%	0.02%	0.02%
Total Annual Fund Operating Expenses	3.37%	1.32%	1.14%
Fee Waiver	(2.18%)(8)	(0.20%)(4)	(0.07)%(5)
Total Annual Fund Operating Expenses After Fee Waiver	1.19%	1.12%	1.07%

(1)	Restated to reflect the management fee schedule that will take effect upon consummation of the Reorganization.

(2)
Other Expenses, Dividend and Interest Expenses on Securities Sold Short and Acquired Fund Fees and Expenses are estimated based on fees and expenses of the Acquiring Fund, assuming the Reorganization had been consummated as of the beginning of the 12-month period ended March 31, 2017.

(3)
Acquired Fund Fees and Expenses are expenses indirectly incurred by the Fund through its investments in one or more underlying funds, including money market funds. Because these costs are indirect, the Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets in the Fund’s most recent annual report.

(4)
Touchstone Advisors has agreed to waive a portion of its fees or reimburse certain Fund expenses (excluding dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transactions and investment related expenses; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses,” if any; and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual Fund operating expenses to 1.09%, 1.84%, 0.84% and 1.09% of average daily net assets for Classes A, C, Y and T shares, respectively. This contractual expense limitation is effective through July 29, 2018, but can be terminated by a vote of the Touchstone Funds Board if it deems the termination to be beneficial to the Fund’s shareholders. The terms of the contractual expense limitation agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Touchstone Funds Board, such amounts waived or reimbursed for a period of up to three years from the date of reimbursement or waiver. The Fund will make repayments to Touchstone Advisors only if such repayment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed both (1) the expense limitation in place when such amounts were waived and (2) the Fund’s current expense limitation. Additional information regarding the expense limit is provided under the section entitled “The Funds’ Management—Expense Limitation Agreement”

(5)
Effective upon consummation of the Reorganization, Touchstone Advisors has contractually agreed to waive fees and/or reimburse certain expenses in order to limit total annual fund operating expenses of each class of shares of the Acquiring Fund to 1.04%, 1.79%, 0.79%, and 1.04% of average daily net assets for Classes A, C, Y, and T shares, respectively. The contractual expense limitation agreement will have the terms described above in Footnote 4, including recoupment provisions, and will remain in effect for at least two years following the closing of the Reorganization.  Additional information regarding the expense limit is provided under the section entitled “The Funds’ Management—Expense Limitation Agreement.”

(6)
Sentinel has contractually agreed to reimburse certain expenses paid by the Class I shares of the Target Funds to the extent necessary to prevent the total annual fund operating expense ratio of the Class I shares of the Target Funds, on an annualized basis, from exceeding the total annual fund operating expense ratio of the Class A shares of the same Fund. This agreement will continue through March 31, 2018. This agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Sentinel Funds.  Additional information regarding the expense limit is provided under the section entitled “The Funds’ Management—Expense Limitation Agreement.” Fees waived and expenses reimbursed by Sentinel prior to the closing of the Reorganization may not be recouped by Sentinel or Touchstone Advisors following the closing of the Reorganization.

(7)
Class T shares have not commenced operations as of the date of this Joint Proxy Statement/Prospectus for the Target Fund or Acquiring Fund. For Class T shares of each Fund, Other Expenses and Acquired Fund Fees and Expenses are estimated based on fees and expenses incurred by the Fund during its most recent fiscal year and, for the Acquiring Fund Pro Forma, assuming the Reorganization had been consummated as of the beginning of the 12-month period ended March 31, 2017. Other Expenses for Class T shares of the Target Fund are based on actual expenses of an existing share class, adjusted to reflect the anticipated assets of the Class T shares at inception.

(8)
Sentinel has contractually agreed to waive fees and/or reimburse certain expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding Acquired Fund Fees and Expenses) for Class T shares, on an annualized basis, to 1.00% of average daily net assets attributable to Class T shares through March 31, 2018. This agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund.

Expense Examples.  The examples below are intended to help you compare the cost of investing in the Target Fund with the cost of investing in the Acquiring Fund.  The examples assume that you invest $10,000 in each Fund and then either (i) sell all of your shares at the end of each period indicated below or (ii) keep all of your shares at the end of each period indicated below.  The examples also assume that your investment has a 5% annual return and that operating expenses (before fee waivers and expense reimbursements) remain the same.  The examples also assume that the expense limitation agreements reflected in the Annual Fund Operating Expenses tables above for the Sentinel Multi-Asset Income Fund and the Touchstone Flexible Income Fund will remain in place for one year and the expense limitation agreement that will take effect as of the Closing to the Reorganization will be in place for two years following the closing of the Reorganization.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares
Sentinel Multi-Asset Income Fund	$616	$862	$1,127	$1,882
Touchstone Flexible Income Fund	$683	$951	$1,239	$2,057
Touchstone Flexible Income Fund Pro Forma	$678	$903	$1,153	$1,869
Class C Shares
Sentinel Multi-Asset Income Fund	$297	$609	$1,047	$2,264
Touchstone Flexible Income Fund	$290	$619	$1,074	$2,336
Touchstone Flexible Income Fund Pro Forma	$285	$578	$1,001	$2,182
Class I Shares/Class Y Shares
Sentinel Multi-Asset Income Fund	$100	$312	$542	$1,201
Touchstone Flexible Income Fund	$89	$310	$549	$1,234
Touchstone Flexible Income Fund Pro Forma	$84	$270	$479	$1,083
Class T Shares
Sentinel Multi-Asset Income Fund	$368	$1,062	$1,778	$3,673
Touchstone Flexible Income Fund	$361	$639	$937	$1,783
Touchstone Flexible Income Fund Pro Forma	$356	$589	$848	$1,589

If shares are not redeemed:(1)	1 Year	3 Years	5 Years	10 Years
Class C Shares
Sentinel Multi-Asset Income Fund	$197	$609	$1,047	$2,264
Touchstone Flexible Income Fund	$190	$619	$1,074	$2,236
Touchstone Flexible Income Fund Pro Forma	$185	$578	$1,001	$2,182

(1)	For holders of all other classes, the costs are the same as set forth above.

How do the performance records of the Target Fund and the Acquiring Fund compare?

The bar charts and the performance tables below provide some indication of the risks of an investment in each of the Target Fund and the Acquiring Fund by showing how each Fund’s performance has varied from year to year and by showing how each Fund’s average annual returns compare with a broad measure of market performance.  Performance of the Class A shares of the Target Fund prior to June 30, 2012, has not been adjusted to reflect the decrease in the maximum 12b-1 fee from 0.30% to 0.25%. If it had, those returns would be higher.  Performance of the Class I shares of the Target Fund prior to December 17, 2010 (the inception date for the Class I shares) is based on the Fund’s Class A share performance, restated to reflect that Class I shares are offered without a sales charge. Effective July 1, 2014, the Target Fund changed its investment strategies. The performance information provided below for periods prior to July 1, 2014 relates to the Target Fund’s investment strategies that were in effect during such periods.  Past performance of the Target Fund and the Acquiring Fund, before and after taxes, does not necessarily represent how either Fund will perform in the future.  Performance information for Class T shares of the Target Fund and the Acquiring Fund is not available because they have not commenced operations as of the date of the Joint Proxy Statement/Prospectus.  Updated performance information for the Target Fund is available on the Target Fund’s website at www.sentinelinvestments.com or by calling 800.282.3863. Updated performance information for the Acquiring Fund is available on the Acquiring Fund’s website at TouchstoneInvestments.com or by calling 800.543.0407.

Sentinel Multi-Asset Income Fund—Class A Shares

Best Quarter: Third Quarter, 2009 7.66%	Worst Quarter: Fourth Quarter, 2008 (10.97%)

The Sentinel Multi-Asset Income Fund’s calendar year-to-date total return for Class A shares as of June 30, 2017 was 3.68%.

Touchstone Flexible Income Fund—Class A Shares

Best Quarter: Second Quarter, 2009 21.98%	Worst Quarter: Third Quarter, 2008 (18.48%)

The Touchstone Flexible Income Fund’s calendar year-to-date total return for Class A shares as of June 30, 2017 was 4.45%.

Average Annual Total Returns
 For the periods ended December 31, 2016

Sentinel Multi-Asset Income Fund	Inception Date	1 Year	5 Years	10 Years
Class A (return before taxes)	03/10/2003	2.21%	4.93%	4.29%
Class A (return after taxes on distributions)	03/10/2003	0.60%	3.27%	3.03%
Class A (return after taxes on distributions and sale of fund shares)	03/10/2003	1.33%	3.39%	3.02%
Class C (return before taxes)	03/10/2003	5.88%	5.24%	4.03%
Class I (return before taxes)	12/17/2010	7.85%	6.25%	4.95%
S&P 500® Index(1) (reflects no deduction for fees, expenses or taxes)	N/A	11.96%	14.66%	6.95%
Bloomberg Barclays US Aggregate Bond Index(2) (reflects no deduction for taxes or certain expenses)	N/A	2.65%	2.23%	4.34%

Touchstone Flexible Income Fund	Inception Date	1 Year	5 Years	10 Years
Class A (return before taxes)	04/01/2004	(2.23%)	3.26%	3.90%
Class A (return after taxes on distributions)	04/01/2004	(3.35%)	1.80%	2.04%
Class A (return after taxes on distributions and sale of fund shares)	04/01/2004	(1.24%)	1.96%	2.28%
Class C (return before taxes)	10/29/2001	1.84%	3.72%	3.74%
Class Y (return before taxes)	09/01/1998	3.90%	4.77%	4.77%
Bloomberg Barclays US Aggregate Bond Index(2) (reflects no deduction for fees, expenses or taxes)	N/A	2.65%	2.23%	4.34%

(1)	The S&P 500® Index consists of approximately 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation.

(2)
The Bloomberg Barclays US Aggregate Bond Index measures the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.  If you hold your Fund shares through a tax-advantaged arrangement, such as an individual retirement account  or a 401(k) plan, the after-tax returns do not apply to your situation.

How do the investment goals and principal investment strategies of the Funds compare?

The investment goals and principal investment strategies of the Sentinel Multi-Asset Income Fund and the Touchstone Flexible Income Fund, along with descriptions of certain differences between the Funds’ investment goals and principal investment strategies, are set forth in the table below.  Although the Funds have similar investment goals and principal strategies, the analytical tools, techniques and investment selection process used by the sub-advisor to the Acquiring Fund may differ from those used by Sentinel.

The investment goal of the Sentinel Multi-Asset Income Fund is a fundamental investment policy of the Fund that cannot be changed without the consent of the holders of a majority of the outstanding shares of the Fund. The term “majority of the outstanding shares” means the vote of (i) 67% or more of a Fund’s shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of a Fund’s outstanding shares, whichever is less.  The investment goal of the Touchstone Flexible Income Fund is non-fundamental, and may be changed by the Touchstone Funds Board without shareholder approval. Shareholders of the Touchstone Fund will be notified at least 60 days before any such change takes effect.

	Sentinel Multi-Asset Income Fund	Touchstone Flexible Income Fund	Differences
Investment Goal(s):	The Fund seeks a high level of current income, with a secondary objective of long-term capital appreciation.	The Fund seeks a high level of income consistent with reasonable risk. The Fund seeks capital appreciation as a secondary goal.	While there are certain differences, each Fund seeks a high level of income and has a secondary goal of capital appreciation.
Principal Investment Strategy:	The Fund normally invests in a broad range of debt instruments and equity securities.	Under normal circumstances, the Fund invests at least 80% of its assets in income-producing securities such as debt securities, common stocks, and preferred stocks.	While there are certain differences, each Fund may invest in a broad range of debt and equity securities.
Credit Quality:	The debt instruments may be of any credit quality, including high-yield (below investment-grade) bonds (sometimes called “junk bonds”).
In selecting corporate debt securities for the Fund, the Fund’s sub-advisor intends to invest principally in securities rated Baa or better by Moody’s Investors Service, Inc. (“Moody’s”) (or the equivalent using Standard & Poor’s Ratings Services (“S&P”)), but may invest in non-investment-grade debt securities rated as low as Ba, B, Caa, or Ca by Moody’s, or unrated securities.

The Fund will not invest more than 20% of its assets in either (i) securities rated Ba or lower by Moody’s or (ii) unrated securities which, in the opinion of the Fund’s sub-advisor, are of quality comparable to those rated Ba or lower.  Non-investment-grade debt securities are often referred to as “junk bonds” and are considered speculative.
The Target Fund may invest in non-investment-grade debt securities to a greater degree than the Acquiring Fund.

	Sentinel Multi-Asset Income Fund	Touchstone Flexible Income Fund	Differences
Market Capitalization:	The Fund may invest in stocks of any size or any market capitalization.	The Fund normally invests in equity securities of companies with a market capitalization of approximately $400 million or higher.
The Target Fund may invest in stocks of any market capitalization while the Acquiring Fund normally invests in equity securities of companies with a market capitalization of approximately $400 million or higher.

Non-U.S. Investments:	The Fund may invest no more than 70% of its assets in equity securities of non-U.S. companies. Assets in which the Fund invests may be denominated in U.S. dollars or foreign currencies.	The Fund may invest in both domestic and foreign securities.	The Target Fund may invest no more than 70% of its assets in equity securities of non-U.S. companies while the Acquiring Fund has no stated limitation on investments in foreign securities.
Derivatives and Hedging:
The Fund may attempt to hedge various risks, such as interest rate, equity, credit and currency risk, using derivative instruments (e.g., exchange-traded futures and options, and other derivatives such as swaps, options on swaps, and interest rate caps and floors), and may use derivative instruments for other investment purposes such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks.
		In order to efficiently seek certain exposures or to hedge certain risks, the Fund may invest in derivative instruments, such as currency forwards, options, futures contracts or swap agreements.	While there are certain differences, each Fund may utilize derivatives instruments in order to hedge certain risks and obtain certain exposures.
Active Trading:	The Fund utilizes an active trading approach, which is expected to result in portfolio turnover greater than 100%.	The Fund may utilize active trading and have portfolio turnover greater than 100%.	—

Additional Information About the Funds’ Principal Investment Strategies

Target Fund.  Sentinel has broad discretion to allocate assets among asset classes in order to pursue the Target Fund’s investment objective, and may shift the Fund’s investments from one asset class to another based on Sentinel’s analysis of the best opportunities for the Fund in a given market. The Fund may invest up to 100% of its assets in equity securities, including common stocks, preferred stock, utility stocks, publicly-traded real estate investment trusts (“REITs”) securities and other equity trusts and partnership interests, including master limited partnerships.  Currently, the Fund expects to invest no more than 40% of its assets in equity securities.

The Target Fund may invest in exchange-traded funds (“ETFs”) in carrying out its investment strategies. At times, the Fund may have considerable exposure to ETFs, potentially a majority of the Fund’s assets may be invested in a combination of different ETFs. The Fund may purchase or sell “to be announced” or “TBA” securities, which usually are transactions in which the Fund buys or sells agency mortgage-backed securities (“MBS”) on a forward commitment basis. In a TBA transaction, the seller of the agency MBS agrees on a sale price, but does not specify which particular securities will be delivered to the buyer on settlement day. Instead, only a few basic characteristics of the securities are agreed upon, such as the coupon rate and the face value. The Fund may engage in short sales of agency MBS that the Fund does not own, primarily as part of a TBA swap transaction. A TBA swap transaction involves an agreement to purchase one agency MBS and a simultaneous agreement to sell a different agency MBS.

The debt instruments in which the Fund may invest may be of any maturity and may include  all varieties of fixed and floating rate instruments, including, without limitation, secured and unsecured bonds and mortgage-backed or other asset-backed securities. The Fund may invest up to 100% of its assets in debt instruments, and has the flexibility to invest exclusively in any one type of debt instrument or in any combination of debt instruments.

The Target Fund may sell a security if it no longer meets the Fund’s investment criteria, or for a variety of other reasons, such as to secure gains, limit losses, redeploy assets into opportunities believed to be more promising, or satisfy redemption requests, among others.

Acquiring Fund.  The Acquiring Fund’s sub-advisor, ClearArc Capital, Inc. (“ClearArc Capital”), seeks to provide value by investing in asset classes that appear to be attractive based on their risks and in companies with attractive price-to-cash flow ratios. The Fund seeks returns by investing across a broader array of investments than traditional investment-grade fixed-income funds, and the Fund’s sub-advisor believes that a low correlation between various asset classes leads to stability of expected returns. The Acquiring Fund will increase its investment in short-term debt securities during periods when the Fund’s sub-advisor believes interest rates will rise and will increase its investment in long-term debt securities during periods when the sub-advisor believes interest rates will decline.  Debt securities in which the Fund may invest may be of any maturity and include, but are not limited to, U.S. government agency securities, variable and floating-rate instruments, and mortgage- and asset-backed securities. Certain of the debt securities and preferred stocks in which the Fund may invest may be convertible into common shares.

The Acquiring Fund’s sub-advisor may consider selling a portfolio holding when it detects deterioration in a company’s strategic position, growth prospects, or financial reporting; an individual security comprises too large a position in the portfolio; a company has declining financial fundamentals and unacceptable risk volatility as determined by the sub-advisor’s credit risk model; a company’s valuations are no longer attractive; or a better opportunity arises.

How do the principal risks of investing in the Funds compare?

An investment in each Fund is subject to derivatives risk, equity securities (stock market) risk, fixed-income securities risk including non-investment-grade securities risk, foreign securities risk, other investment companies and ETFs risk and portfolio turnover risk.  An investment in the Sentinel Multi-Asset Income Fund is also subject to asset allocation risk, income risk, sector risk, short sales risk, TBA securities risk and utilities industry risk.  An investment in the Touchstone Flexible Income Fund is also subject to convertible securities risk, foreign securities risk and management risk, as well as additional equity securities risks including small cap risk.  For more information on the Funds’ principal risks, see “Comparison of Principal Risks.”

Who will be the Advisor, Sub-Advisor and Portfolio Managers of my Fund after the Reorganization?

Sentinel is the investment advisor to Sentinel Multi-Asset Income Fund. The portfolio manager of Sentinel Multi-Asset Income Fund is Jason Doiron.

After the Reorganization, Touchstone Advisors will serve as the investment advisor and ClearArc Capital will serve as the sub-advisor to Touchstone Flexible Income Fund.  The portfolio managers of Touchstone Flexible Income Fund are Peter Kwiatkowski, David Withrow, Mitchell Stapley and John Cassady.  For additional information regarding the advisor, sub-advisor and portfolio managers listed above, please see the section entitled “The Funds’ Management—Investment Advisor” and “The Funds’ Management—Sub-Advisors and Portfolio Managers.”

What are the portfolio turnover rates of the Funds?

A Fund pays transaction costs, such as brokerage commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect a Fund’s performance.  During the fiscal year ended November 30, 2016, the Target Fund’s portfolio turnover rate was 228% of the average value of its portfolio.  During the fiscal year ended March 31, 2017, the portfolio turnover rate of the Acquiring Fund was 127% of the average value of its portfolio.

Will there be any repositioning of the portfolio after the Reorganization?

It is expected that a significant portion (approximately two-thirds) of the portfolio investments of the Target Fund may be sold by the Acquiring Fund following the Reorganization.  However, the timing of any repositioning and its resulting impact on capital gains distributions in 2017 and beyond is uncertain.  It is intended that at least one-third of the portfolio investments of the Target Fund will be held for at least the first year following the Reorganization.  In addition, additional securities may be sold over time in the ordinary course of business. The amounts per share of any capital gains distributions resulting from the repositioning will depend on a number of factors, including the proportion of portfolio holdings that are actually sold, the timing of portfolio sales, the performance of the stock and bond markets in general, the availability of offsetting capital losses and the scale of purchase and redemption activity in the Funds’ shares.  The timing of portfolio sales will also be subject to market conditions existing after the closing of the Reorganization.  Accordingly, the per share amounts of any capital gains distributions resulting from the repositioning cannot be estimated at this time.  Touchstone Advisors publishes estimates of capital gains distributions for the Touchstone Funds on its website (https://www.touchstoneinvestments.com/literature-center/taxplanning.htm), generally in October of each year.  The Acquiring Fund will also bear brokerage costs in connection with the repositioning.  For illustration purposes only, if the Reorganization had been completed as of March 31, 2017 and the Acquiring Fund had sold on a pro rata basis two-thirds of the investments held in the Target Fund’s portfolio as of March 31, 2017, the resulting realized capital gains estimate would be expected to total $0.03 per share of the combined fund and the brokerage commissions would be expected to total approximately $295,000 in the aggregate, or $0.003 per share of the combined fund, based on average commission costs of the Acquiring Fund.  Under the same circumstances, if only one-third of the investments held in the Target Fund’s portfolio had been repositioned as of March 31, 2017, the resulting realized capital gains and brokerage cost estimates would be reduced by half, to $0.02 and $0.002 per share of the combined fund, respectively. The brokerage costs to be borne by the Acquiring Fund will be borne by both Acquiring Fund shareholders and continuing Target Fund shareholders (as shareholders of the Acquiring Fund following the Reorganization).

SYNOPSIS:  REORGANIZATION OF SENTINEL SUSTAINABLE CORE OPPORTUNITIES FUND INTO TOUCHSTONE SUSTAINABILITY AND IMPACT EQUITY FUND

What class of shares of the Acquiring Fund will I receive in the Reorganization?

Shareholders of the Sentinel Sustainable Core Opportunities Fund will receive shares of the Touchstone Sustainability and Impact Equity Fund, as follows:

Sentinel Sustainable Core Opportunities Fund	Touchstone Sustainability and Impact Equity Fund
Class A	Class A
Class I	Class Y
Class T	Class T

How do the fees and expenses of the Target Fund and the Acquiring Fund compare?

The tables below describe the fees and expenses that you pay if you buy and hold shares of your Sentinel Fund and the pro forma fees and expenses that you may pay if you buy and hold shares of the corresponding Touchstone Fund after giving effect to the Reorganization.  The pro forma expense ratios project anticipated expenses of the Acquiring Fund following the Reorganization, but actual expenses may be greater or less than those shown.  Expenses for the Class A and Class I shares of the Sentinel Sustainable Core Opportunities Fund are based on the operating expenses incurred by each class of shares of the Fund as of the fiscal year ended November 30, 2016.  Expenses for the Class A and Class Y shares of the Touchstone Sustainability and Impact Equity Fund are based on the operating expenses incurred by each class of shares of the Fund as of the fiscal year ended March 31, 2017.  Class T shares of each Fund have not commenced operations as of the date of this Joint Proxy Statement/Prospectus, and therefore expenses for each Fund’s Class T shares are estimated based on the operating expenses incurred by the Fund during its most recent fiscal year.  The pro forma fees and expenses for the Class A, Class Y and Class T shares of the Touchstone Sustainability and Impact Equity Fund reflect the fees and expenses of the Acquiring Fund and assume that the Reorganization had been completed at the beginning of the 12-month period ended March 31, 2017.

The Sentinel Funds’ policies and procedures applicable to purchases, exchanges and redemptions are generally comparable to those of the Touchstone Funds; however, following the Reorganizations, purchases, exchanges and redemptions of Touchstone Fund shares may be subject to fees, charges, expenses and limitations that differ from those applicable to the Target Funds. See generally “Investing with Touchstone” on page 149.  No sales charge will be imposed on the Class A and Class T shares of the Acquiring Fund received in connection with the Reorganization.  In addition, you may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 or more in the Sentinel Funds or $50,000 or more in the Touchstone Funds.  You may qualify for sales charge discounts if you invest at least $250,000 in a single transaction in Class T shares of the Target Fund or Acquiring Fund.  For the Target Fund, more information about these and other discounts is available from your financial professional and in the section entitled “Share Classes” on page 82 of the Target Fund’s prospectus and “How to Purchase Shares and Reduce Sales Charges” on page 44 of the Target Fund’s SAI.  For the Acquiring Fund, more information about these and other discounts is available from your financial professional and in the section entitled “Investing with Touchstone—Class A Shares—Letter of Intent” on page 152 of this Joint Proxy Statement/Prospectus and in the Acquiring Fund’s SAI on page 63.

SHAREHOLDER FEES
(fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	Wire Redemption Fee
Sentinel Sustainable Core Opportunities Fund – Class A Shares	5.00%	None	None
Touchstone Sustainability and Impact Equity Fund – Class A Shares	5.75%	None(2)	up to $15
Touchstone Sustainability and Impact Equity Fund – Class A Shares Pro Forma	5.75%(1)	None(2)	up to $15
Sentinel Sustainable Core Opportunities Fund – Class I Shares	None	None	None
Touchstone Sustainability and Impact Equity Fund – Class Y Shares	None	None	up to $15
Touchstone Sustainability and Impact Equity Fund – Class Y Shares Pro Forma	None	None	up to $15
Sentinel Sustainable Core Opportunities Fund – Class T Shares	2.50%	None	None
Touchstone Sustainability and Impact Equity Fund – Class T Shares	2.50%	None	up to $15
Touchstone Sustainability and Impact Equity Fund – Class T Shares Pro Forma	2.50%	None	up to $15

(1)	No sales charge will be imposed on the Class A and Class T shares of the Acquiring Fund received in connection with the Reorganization.

(2)
A deferred sales charge of 1% applies to certain redemptions of Class A shares made within twelve months of purchase if the shares were purchased without an initial sales charge as part of an investment of $1 million or more.  If you hold load-waived Class A shares of the Target Fund, the Acquiring Fund will look to the date of purchase of your Target Fund shares for purposes of assessing deferred sales charges on shares received in the Reorganization.

ANNUAL FUND OPERATING EXPENSES
 (expenses that you pay each year as a percentage of the value of your investment)

	Sentinel Sustainable Core Opportunities Fund (Class A Shares)	Touchstone Sustainability and Impact Equity Fund (Class A Shares)	Touchstone Sustainability and Impact Equity Fund Pro Forma (Class A Shares)
Management Fees	0.70%	0.74%	0.65%(1)
Distribution/Service (12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses	0.23%	0.37%	0.33%(2)
Acquired Fund Fees and Expenses(3)	None	0.01%	0.01%(2)
Total Annual Fund Operating Expenses	1.18%	1.37%	1.24%
Fee Waiver	None	(0.12%)(4)	(0.06%)(5)
Total Annual Fund Operating Expenses After Fee Waiver	1.18%	1.25%	1.18%

ANNUAL FUND OPERATING EXPENSES
 (expenses that you pay each year as a percentage of the value of your investment)

	Sentinel Sustainable Core Opportunities Fund (Class I Shares)	Touchstone Sustainability and Impact Equity Fund (Class Y Shares)	Touchstone Sustainability and Impact Equity Fund Pro Forma (Class Y Shares)
Management Fees	0.70%	0.74%	0.65%(1)
Distribution/Service (12b-1) Fees	None	None	None
Other Expenses	0.21%	0.35%	0.31%(2)
Acquired Fund Fees and Expenses(3)	None	0.01%	0.01%(2)
Total Annual Fund Operating Expenses	0.91%	1.10%	0.97%
Fee Waiver	—(6)	(0.10%)(4)	(0.06%)(5)
Total Annual Fund Operating Expenses After Fee Waiver	0.91%	1.00%	0.91%

ANNUAL FUND OPERATING EXPENSES
 (expenses that you pay each year as a percentage of the value of your investment)

	Sentinel Sustainable Core Opportunities Fund (Class T Shares)	Touchstone Sustainability and Impact Equity Fund (Class T Shares)	Touchstone Sustainability and Impact Equity Fund Pro Forma (Class T Shares)
Management Fees	0.70%	0.74%	0.65%
Distribution/Service (12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses(7)	2.40%	0.37%	0.33%
Acquired Fund Fees and Expenses(7)	0.00%	0.01%	0.01%
Total Annual Fund Operating Expenses	3.35%	1.37%	1.24%
Fee Waiver	(2.17%)(8)	(0.12%)(4)	(0.06)%(5)
Total Annual Fund Operating Expenses After Fee Waiver	1.18%	1.25%	1.18%

(1)	Restated to reflect the management fee that will take effect upon consummation of the Reorganization.

(2)
Other Expenses and Acquired Fund Fees and Expenses are estimated based on fees and expenses of the Acquiring Fund, assuming the Reorganization had been consummated as of the beginning of the 12-month period ended March 31, 2017.

(3)
Acquired Fund Fees and Expenses are expenses indirectly incurred by the Fund through its investments in one or more underlying funds, including money market funds. Because these costs are indirect, the Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets in the Fund’s most recent annual report.

(4)
Touchstone Advisors has agreed to waive a portion of its fees or reimburse certain Fund expenses (excluding dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transactions and investment related expenses; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses,” if any; and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual Fund operating expenses to 1.24%, 0.99% and 1.24% of average daily net assets for Classes A, Y and T shares, respectively. This contractual expense limitation is effective through July 29, 2018, but can be terminated by a vote of the Touchstone Funds Board if it deems the termination to be beneficial to the Fund’s shareholders. The terms of the contractual expense limitation agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Touchstone Funds Board, such amounts waived or reimbursed for a period of up to three years from the date of reimbursement or waiver. The Fund will make repayments to Touchstone Advisors only if such repayment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed both (1) the expense limitation in place when such amounts were waived and (2) the Fund’s current expense limitation. Additional information regarding the expense limit is provided under the section entitled “The Funds’ Management—Expense Limitation Agreement.”

(5)
Effective upon consummation of the Reorganization, Touchstone Advisors has contractually agreed to waive fees and/or reimburse certain expenses in order to limit total annual fund operating expenses of each class of shares of the Acquiring Fund 1.17% , 0.90%, and 1.17% of average daily net assets for Classes A, Y, and T shares, respectively. The contractual expense limitation agreement will have the terms described above in Footnote 4, including recoupment provisions, and will remain in effect for at least two years following the closing of the Reorganization.  Additional information regarding the expense limit is provided under the section entitled “The Funds’ Management—Expense Limitation Agreement.”

(6)
Sentinel has contractually agreed to reimburse certain expenses paid by the Class I shares of the Target Funds to the extent necessary to prevent the total annual fund operating expense ratio of the Class I shares of the Target Funds, on an annualized basis, from exceeding the total annual fund operating expense ratio of the Class A shares of the same Fund. This agreement will continue through March 31, 2018. This agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of Sentinel Funds.  Additional information regarding the expense limit is provided under the section entitled “The Funds’ Management—Expense Limitation Agreement.” Fees waived and expenses reimbursed by Sentinel prior to the closing of the Reorganization may not be recouped by Sentinel or Touchstone Advisors following the closing of the Reorganization.

(7)
Class T shares have not commenced operations as of the date of this Joint Proxy Statement/Prospectus. For Class T shares of each Fund, Other Expenses and Acquired Fund Fees and Expenses are estimated based on fees and expenses incurred by the Fund during its most recent fiscal year and, for the Acquiring Fund Pro Forma, assuming the Reorganization had been consummated as of the beginning of the 12-month period ended March 31, 2017. Other Expenses for Class T shares of the Target Fund are based on actual expenses of an existing share class, adjusted to reflect the anticipated assets of the Class T shares at inception.

(8)
Sentinel has contractually agreed to waive fees and/or reimburse certain expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding Acquired Fund Fees and Expenses) for Class T shares, on an annualized basis, to 1.18% of average daily net assets attributable to Class T shares through March 31, 2018. This agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund.

Expense Examples.  The examples below are intended to help you compare the cost of investing in the Target Fund with Acquiring Fund and with the pro forma cost of investing in the Acquiring Fund.  The examples assume that you invest $10,000 in each Fund and then either (i) sell all of your shares at the end of each period indicated below or (ii) keep all of your shares at the end of each period indicated below.  The examples also assume that your investment has a 5% annual return and that operating expenses (before fee waivers and expense reimbursements) remain the same. The examples also assume that the expense limitation agreements reflected in the Annual Fund Operating Expenses tables above for the Sentinel Sustainable Core Opportunities Fund and the Touchstone Sustainability and Impact Equity Fund will remain in place for one year and the expense limitation agreement that takes effect as of the closing of the Reorganization will be in place for two years following the closing of the Reorganization.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed:(1)	1 Year	3 Years	5 Years	10 Years
Class A Shares
Sentinel Sustainable Core Opportunities Fund	$614	$856	$1,117	$1,860
Touchstone Sustainability and Impact Equity Fund	$695	$973	$1,271	$2,117
Touchstone Sustainability and Impact Equity Fund Pro Forma	$688	$934	$1,206	$1,978
Class I Shares/Class Y Shares
Sentinel Sustainable Core Opportunities Fund	$93	$290	$504	$1,120
Touchstone Sustainability and Impact Equity Fund	$102	$340	$597	$1,331
Touchstone Sustainability and Impact Equity Fund Pro Forma	$93	$297	$524	$1,178

If shares are redeemed:(1)	1 Year	3 Years	5 Years	10 Years
Class T Shares
Sentinel Sustainable Core Opportunities Fund	$367	$1,057	$1,769	$3,655
Touchstone Sustainability and Impact Equity Fund	$374	$661	$970	$1,845
Touchstone Sustainability and Impact Equity Fund Pro Forma	$367	$622	$902	$1,702

(1)	For all share classes, the costs are the same if you held your shares.

How do the performance records of the Target Fund and the Acquiring Fund compare?

The bar charts and the performance tables below provide some indication of the risks of an investment in each of the Target Fund and the Acquiring Fund by showing how each Fund’s performance has varied from year to year and by showing how each Fund’s average annual returns compare with a broad measure of market performance.  Performance for the Class A shares of the Target Fund from September 24, 2001 to April 4, 2008 is based on the performance of the Standard shares of the predecessor Citizens Value Fund, which was offered without a sales charge and reflects the current maximum sales charge. Performance of the Class A shares of the Target Fund from their inception on April 4, 2008 to June 29, 2012, has not been adjusted to reflect the lower maximum 12b-1 fee in effect prior to April 4, 2008 or the decrease in the maximum 12b-1 fee, effective June 30, 2012, from 0.30% to 0.25%. If it had, those returns would be higher. Performance of the Class I shares of the Target Fund from March 31, 2006 to April 4, 2008 (the inception date for the Class I shares) is based on the performance of the Institutional shares of the Citizens Value Fund, which had different expenses but substantially similar investment risks.  Past performance of the Target Fund and the Acquiring Fund, before and after taxes, does not necessarily represent how either Fund will perform in the future.  Performance information for Class T shares of the Target Fund and the Acquiring Fund is not available because they have not commenced operations as of the date of the Joint Proxy Statement/Prospectus.  Updated performance information for the Target Fund is available on the Target Fund’s website at www.sentinelinvestments.com or by calling 800.282.3863. Updated performance information for the Acquiring Fund is available on the Acquiring Fund’s website at TouchstoneInvestments.com or by calling 800.543.0407.

Sentinel Sustainable Core Opportunities Fund—Class A Shares

Best Quarter: Second Quarter, 2009 19.35%	Worst Quarter: Fourth Quarter, 2008 (23.51%)

The Sentinel Sustainable Core Opportunities Fund’s calendar year-to-date total return for Class A shares as of June 30, 2017 was 9.82%.

Touchstone Sustainability and Impact Equity Fund—Class A Shares

Best Quarter: Third Quarter, 2009 14.98%	Worst Quarter: Fourth Quarter, 2008 (23.90%)

The Touchstone Sustainability and Impact Equity Fund’s calendar year-to-date total return for Class A shares as of June 30, 2017 was 14.36%.

Average Annual Total Returns
 For the periods ended December 31, 2016

Sentinel Sustainable Core Opportunities Fund	Inception Date	1 Year	5 Years	10 Years
Class A (return before taxes)	06/13/1996	4.18%	11.26%	4.57%
Class A (return after taxes on distributions)	06/13/1996	3.72%	10.90%	4.37%
Class A (return after taxes on distributions and sale of fund shares)	06/13/1996	2.75%	8.96%	3.63%
Class I (return before taxes)	03/31/2006	10.02%	12.71%	5.49%
S&P 500® Index(1) (reflects no deduction for fees, expenses or taxes)	N/A	11.96%	14.66%	6.95%

Touchstone Sustainability and Impact Equity Fund	Inception Date	1 Year	5 Years	10 Years
Class A (return before taxes)	12/19/1997	(1.41%)	8.47%	5.72%
Class A (return after taxes on distributions)	12/19/1997	(1.54%)	4.92%	3.97%
Class A (return after taxes on distributions and sale of fund shares)	12/19/1997	(0.69%)	6.20%	4.34%
Class Y (return before taxes)	11/10/2004	4.86%	10.05%	6.60%
MSCI ACWI(2) (reflects no deduction for fees, expenses or taxes)	N/A	7.86%	9.36%	3.56%

(1)	The S&P 500® Index consists of approximately 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation.

(2)
The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) is a free float-adjusted market capitalization index designed to measure the combined equity market performance of developed and emerging markets countries.  The MSCI ACWI returns disclosed are net of withholding taxes.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.  If you hold your Fund shares through a tax-advantaged arrangement, such as an individual retirement account or a 401(k) plan, the after-tax returns do not apply to your situation.

How do the investment goals and principal investment strategies of the Funds compare?

The investment goals and principal investment strategies of the Sentinel Sustainable Core Opportunities Fund and the Touchstone Sustainability and Impact Equity Fund, along with descriptions of certain differences between the Funds’ investment goals and principal investment strategies, are set forth in the table below.  Although the Funds have similar investment goals and principal investment strategies, the analytical tools, techniques and investment selection process used by the sub-advisor to the Acquiring Fund may differ from those used by Sentinel.

Each Fund’s investment goal is non-fundamental, and may be changed by the applicable Board without shareholder approval. Shareholders of the Sentinel Sustainable Core Opportunities Fund will be given at least 30 days’ notice before any such change is made, and shareholders of the Touchstone Sustainability and Impact Equity Fund will be notified at least 60 days before any such change takes effect.

	Sentinel Sustainable Core Opportunities Fund (Target Fund)	Touchstone Sustainability and Impact Equity Fund (Acquiring Fund)	Differences
Investment Goal(s):	The Fund seeks long-term capital appreciation	The Fund seeks long-term growth of capital.	—
Principal Investment Strategy:	The Fund normally invests at least 65% of its net assets in stocks of well-established U.S. companies. The Fund employs a process of environmental, social and corporate governance (“ESG”) screening.
The Fund invests, under normal circumstances, at least 80% of its assets in equity securities of U.S. and non-U.S. companies that meet certain financial and environmental, social, and governance (“ESG”) criteria.

While there are certain differences, each Fund emphasizes equity securities and uses environmental, social, and governance criteria in selecting investments.  As described in detail below, the application of the ESG screens applied by the portfolio management team of the Target Fund and the portfolio management team of the Acquiring Fund may differ and may result in the selection of different portfolio investments.  Generally, the ESG screens applied by Sentinel include objective industry exclusions, while the ESG screens applied with respect to the Acquiring Fund rely on subjective criteria.

Issuer Size:	The Fund typically invests in companies above $5 billion in market capitalization.	The Fund invests in securities of any size, but generally focuses on larger, more established companies.
While there are certain differences, each Fund may invest in companies of any size but typically focus on larger companies. As of June 30, 2017, the average market capitalization of companies held by the Target Fund and Acquiring Fund were $102.2 billion and $47.4 billion, respectively.

	Sentinel Sustainable Core Opportunities Fund (Target Fund)	Touchstone Sustainability and Impact Equity Fund (Acquiring Fund)	Differences
Non-U.S. Investments:	The Fund may invest in foreign securities.
The Fund invests primarily in securities of U.S. companies and non-U.S. companies domiciled in developed markets, but may invest up to 30% of its net assets in securities of companies domiciled in emerging and frontier markets.
While there are certain differences, each Fund may invest in non-U.S. companies.
Sector or Industry Focus:	Up to 25% of the Fund’s assets may be invested in securities within a single industry. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors.	Up to 25% of the Fund’s assets may be invested in securities within a single industry.	—

Additional Information About the Funds’ Principal Investment Strategies

Target Fund.  Sentinel’s investment philosophy centers on building a diverse portfolio consisting largely of securities of high quality companies with a positive multi-year outlook offered at attractive valuation levels, based on a number of metrics, including value relative to its history, peers and/or the market over time. The Target Fund may also invest in stocks with the potential to provide current income, growth of income and relatively low risk as compared to the stock market as a whole when consistent with the Fund’s investment objective.

The Target Fund employs a process of ESG screening that is overseen by Sentinel’s in-house sustainable research department. While no investment is ever made solely based on the qualitative criteria alone, the Target Fund believes sustainable screening provides a unique and more comprehensive view of the companies it considers for investment. Generally, companies are eliminated from investment consideration if they produce tobacco or tobacco products or alcoholic beverages; generate nuclear power or supply nuclear facilities with industry specific components, as a primary line of business; have material interests in the manufacture of weapons or weapons-specific components; are involved in gambling as a main line of business; and/or lack diversity at the level of the board of directors/senior management. Sentinel favors companies that publish and enforce codes of conduct and vendor standards; promote equal opportunity, diversity and good employee relations; are sensitive to community concerns; seek alternatives to animal testing when not required by law; and/or have minimal impact on the environment and engage in proactive environmental initiatives. Sentinel may, in its discretion, choose to apply additional screens, modify the application of the screens listed above or vary the application of the screens listed above to the Funds’ investments at any time without shareholder approval.

The Target Fund may sell a security if the fundamentals of the company are deteriorating or the original investment premise is no longer valid, the stock is trading meaningfully higher than what the portfolio manager believes is a fair valuation, to manage the size of the holding or the sector weighting and/or to take advantage of a more attractive investment opportunity, and to meet redemptions. A security will also be sold if it is determined that it no longer meets the environmental, social and/or corporate governance performance criteria.

Acquiring Fund.  The Acquiring Fund’s investments in equity securities include common stocks, preferred stocks, convertible securities, depositary receipts such as American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”), and interests in other investment companies, including exchange-traded funds that invest in equity securities.

The Acquiring Fund may invest in securities of companies domiciled in emerging and frontier markets. Emerging markets are defined as those countries not included in the MSCI World Index, a developed market index. As of April 28, 2017, the countries in the MSCI World Index included:  Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The country composition of the MSCI Emerging Markets Index and the MSCI World Index can change over time. Frontier markets are those emerging market countries that have the smallest, least mature economies and least developed capital markets. Frontier markets are those emerging market countries that have the smallest, least mature economies and least developed capital markets.

The Acquiring Fund’s sub-advisor, Rockefeller & Co., Inc. (“Rockefeller”) applies “bottom-up” security analysis that includes fundamental, sector-based research in seeking to identify businesses that have high or improving returns on capital, barriers to competition, and compelling valuations. The Acquiring Fund’s sub-advisor selects investments for the Fund based on an evaluation of a company’s financial condition and its sustainability and impact practices. The sub-advisor’s sustainability and impact evaluation considers environmental, social, and governance criteria such as corporate governance practices, product quality and safety, workplace diversity practices, environmental impact and sustainability, community investment and development, and human rights record.

How do the principal risks of investing in the Funds compare?

An investment in each Fund is subject to equity securities (stock market) risk, foreign securities risk and sustainable/responsible investing risk.  An investment in the Sentinel Sustainable Core Equity Fund is also subject to investment style risk and sector risk.  An investment in the Touchstone Sustainability and Impact Equity Fund is also subject to convertible securities risk, management risk and other investment companies and ETFs risk, as well as additional equity securities risks including small cap risk and additional foreign securities risks including emerging markets risk and frontier markets risk.  For more information on the Funds’ principal risks, see “Comparison of Principal Risks.”

Who will be the Advisor, Sub-Advisor and Portfolio Managers of my Fund after the Reorganization?

Sentinel is the investment advisor to Sentinel Sustainable Core Opportunities Fund. The portfolio manager of Sentinel Sustainable Core Opportunities Fund is Helena Ocampo.

After the Reorganization, Touchstone Advisors will serve as the investment advisor and Rockefeller will serve as the sub-advisor to Touchstone Sustainability and Impact Equity Fund.  The portfolio managers of Touchstone Sustainability and Impact Equity Fund are David P. Harris and Jimmy C. Chang.  For additional information regarding the advisor, sub-advisor and portfolio managers listed above, please see the section entitled “The Funds’ Management—Investment Advisor” and “The Funds’ Management—Sub-Advisors and Portfolio Managers.”

What are the portfolio turnover rates of the Funds?

A Fund pays transaction costs, such as brokerage commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect a Fund’s performance.  During the fiscal year ended November 30, 2016, the Target Fund’s portfolio turnover rate was 33% of the average value of its portfolio.  During the fiscal year ended March 31, 2017, the portfolio turnover rate of the Acquiring Fund was 53% of the average value of its portfolio.

Will there be any repositioning of the portfolio after the Reorganization?

It is expected that a significant portion (approximately two-thirds) of the portfolio investments of the Target Fund may be sold by the Acquiring Fund following the Reorganization.  However, the timing of any repositioning and its resulting impact on capital gains distributions in 2017 and beyond is uncertain.  It is intended that at least one-third of the portfolio investments of the Target Fund will be held for at least the first year following the Reorganization.  In addition, additional securities may be sold over time in the ordinary course of business.  To mitigate repositioning-related tax consequences to shareholders holding Fund shares in taxable accounts, Rockefeller intends to take steps including, among other things, executing the repositioning over time across multiple fiscal years and harvesting offsetting capital losses during periods of market volatility.  There can be no assurance that these steps will be effective in materially reducing or eliminating the aggregate tax consequences of the repositioning.  The amounts per share of any capital gains distributions resulting from the repositioning will depend on a number of factors, including the proportion of portfolio holdings that are actually sold, the timing of portfolio sales, the performance of the stock market in general, the availability of offsetting capital losses and the scale of purchase and redemption activity in the Funds’ shares.  The timing of portfolio sales will also be subject to market conditions existing after the closing of the Reorganization.  Accordingly, the per share amounts of any capital gains distributions resulting from the repositioning cannot be estimated at this time.  Touchstone Advisors publishes estimates of capital gains distributions for the Touchstone Funds on its website (https://www.touchstoneinvestments.com/literature-center/taxplanning.htm), generally in October of each year.  The Acquiring Fund will also bear brokerage costs in connection with the repositioning.  For illustration purposes only, if the Reorganization had been completed as of March 31, 2017 and the Acquiring Fund had sold on a pro rata basis two-thirds of the investments held in the Target Fund’s portfolio as of March 31, 2017, the resulting realized capital gains estimate would be expected to total $2.43 per share of the combined fund and the brokerage commissions would be expected to total approximately $342,000 in the aggregate, or $0.01 per share of the combined fund, based on average commission costs of the Acquiring Fund.  Under the same circumstances, if only one-third of the investments held in the Target Fund’s portfolio had been repositioned as of March 31, 2017, the resulting realized capital gains and brokerage cost estimates would be reduced by half, to $1.21 and $0.005 per share of the combined fund, respectively. The brokerage costs to be borne by the Acquiring Fund will be borne by both Acquiring Fund shareholders and continuing Target Fund shareholders (as shareholders of the Acquiring Fund following the Reorganization).

SYNOPSIS:  REORGANIZATION OF SENTINEL BALANCED FUND INTO TOUCHSTONE BALANCED FUND

What class of shares of the Acquiring Fund will I receive in the Reorganization?

Shareholders of the Sentinel Balanced Fund will receive shares of the Touchstone Balanced Fund, as follows:

Sentinel Balanced Fund	Touchstone Balanced Fund
Class A	Class A
Class C	Class C
Class I	Class Y
Class T	Class T

How do the fees and expenses of the Target Fund and the Acquiring Fund compare?

The tables below describe the fees and expenses that you pay if you buy and hold shares of the Sentinel Balanced Fund and the pro forma fees and expenses that you may pay if you buy and hold shares of the Touchstone Balanced Fund after giving effect to the Reorganization.  The pro forma expense ratios project anticipated expenses of the Touchstone Balanced Fund following the Reorganization, but actual expenses may be greater or less than those shown.

Expenses for the Class A, Class C and Class I shares of the Sentinel Balanced Fund are based on the operating expenses incurred by each class of shares of the Fund as of the fiscal year ended November 30, 2016.  Class T shares of the Sentinel Balanced Fund have not commenced operations as of the date of this Joint Proxy Statement/Prospectus, and therefore expenses for the Fund’s Class T shares are estimated based on the operating expenses incurred by the Fund during its most recent fiscal year.  Touchstone Balanced Fund is newly formed and will commence operations upon the closing of the Reorganization. Pro forma fees and expense of Touchstone Balanced Fund are estimated based on the assets of Sentinel Balanced Fund as of November 30, 2016.

The Sentinel Funds’ policies and procedures applicable to purchases, exchanges and redemptions are generally comparable to those of the Touchstone Funds; however, following the Reorganizations, purchases, exchanges and redemptions of Touchstone Fund shares may be subject to fees, charges, expenses and limitations that differ from those applicable to the Target Funds. See generally “Investing with Touchstone” on page 149.  No sales charge will be imposed on the Class A and Class T shares of the Acquiring Fund received in connection with the Reorganization.  In addition, you may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 or more in the Sentinel Funds or $50,000 or more in the Touchstone Funds.  You may qualify for sales charge discounts if you invest at least $250,000 in a single transaction in Class T shares of the Target Fund or Acquiring Fund.  For the Target Fund, more information about these and other discounts is available from your financial professional and in the section entitled “Share Classes” on page 82 of the Target Fund’s prospectus and “How to Purchase Shares and Reduce Sales Charges” on page 44 of the Target Fund’s SAI.  For the Acquiring Fund, more information about these and other discounts is available from your financial professional and in the section entitled “Investing with Touchstone—Class A Shares—Letter of Intent” on page 152 of this Joint Proxy Statement/Prospectus and in the Acquiring Fund’s SAI on page 46.

SHAREHOLDER FEES
(fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	Wire Redemption Fee
Sentinel Balanced Fund – Class A Shares	5.00%	None	None
Touchstone Balanced Fund – Class A Shares Pro Forma	5.75%(1)	None(2)	up to $15
Sentinel Balanced Fund – Class C Shares	None	1.00%(2)	None
Touchstone Balanced Fund – Class C Shares Pro Forma	None	1.00%(2)	up to $15
Sentinel Balanced Fund – Class I Shares	None	None	None
Touchstone Balanced Fund – Class Y Shares Pro Forma	None	None	up to $15
Sentinel Balanced Fund – Class T Shares	2.50%	None	up to $15
Touchstone Balanced Fund – Class T Shares Pro Forma	2.50%	None	up to $15

(1)	No sales charge will be imposed on the Class A and Class T shares of the Acquiring Fund received in connection with the Reorganization.

(2)
A deferred sales charge of 1% applies to certain redemptions of Class A shares made within twelve months of purchase if the shares were purchased without an initial sales charge as part of an investment of $1 million or more. If you hold load-waived Class A shares or Class C shares of the Target Fund, the Acquiring Fund will look to the date of purchase of your Target Fund shares for purposes of assessing deferred sales charges on shares received in the Reorganization.

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)

	Sentinel Balanced Fund (Class A Shares)	Touchstone Balanced Fund Pro Forma (Class A Shares)
Management Fees	0.53%	0.53%
Distribution/Service (12b-1) Fees	0.25%	0.25%
Other Expenses	0.23%	0.32%(1)
Acquired Fund Fees and Expenses(2)	0.02%	0.02%(1)
Total Annual Fund Operating Expenses	1.03%	1.12%
Fee Waiver	None	(0.09%)
Total Annual Fund Operating Expenses After Fee Waiver	1.03%	1.03%

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)

	Sentinel Balanced Fund (Class C Shares)	Touchstone Balanced Fund Pro Forma (Class C Shares)
Management Fees	0.53%	0.53%
Distribution/Service (12b-1) Fees	1.00%	1.00%
Other Expenses	0.25%	0.33%(1)
Acquired Fund Fees and Expenses(2)	0.02%	0.02%(1)
Total Annual Fund Operating Expenses	1.80%	1.88%
Fee Waiver	None	(0.08%)(3)
Total Annual Fund Operating Expenses After Fee Waiver	1.80%	1.80%

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)

	Sentinel Balanced Fund (Class I Shares)	Touchstone Balanced Fund Pro Forma (Class Y Shares)
Management Fees	0.53%	0.53%
Distribution/Service (12b-1) Fees	None	None
Other Expenses	0.28%	0.38%(1)
Acquired Fund Fees and Expenses(2)	0.02%	0.02%(1)
Total Annual Fund Operating Expenses	0.83%	0.93%
Fee Waiver	None(4)	(0.10%)(3)
Total Annual Fund Operating Expenses After Fee Waiver	0.83%	0.83%

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)

	Sentinel Balanced Fund (Class T Shares)	Touchstone Balanced Fund Pro Forma (Class T Shares)
Management Fees	0.53%	0.53%
Distribution/Service (12b-1) Fees	0.25%	0.25%
Other Expenses(5)	2.40%	0.32%
Acquired Fund Fees and Expenses(5)	0.02%	0.02%
Total Annual Fund Operating Expenses	3.20%	1.12%
Fee Waiver	(2.17)%(6)	(0.09)%(3)
Total Annual Fund Operating Expenses After Fee Waiver	1.03%	1.03%

(1)
Other Expenses and Acquired Fund Fees and Expenses are estimated based on fees and expenses of the Acquiring Fund, assuming the Reorganization had been consummated as of the beginning of the 12-month period ended November 30, 2016.

(2)
Acquired Fund Fees and Expenses are expenses indirectly incurred by the Fund through its investments in one or more underlying funds, including money market funds. Because these costs are indirect, the Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets in the Fund’s most recent annual report.

(3)
Effective upon consummation of the Reorganization, Touchstone Advisors has agreed to waive a portion of its fees or reimburse certain Fund expenses (excluding dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment related expenses; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses,” if any; and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual Fund operating expenses to 1.01%, 1.78%, 0.81% and 1.01% of average daily net assets for Classes A, C, Y and T shares, respectively. The agreement will remain in effect for at least two years following the closing of the Reorganization.  The terms of the contractual expense limitation agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Touchstone Funds Board, such amounts waived or reimbursed for a period of up to three years from the date of reimbursement or waiver. The Fund will make repayments to Touchstone Advisors only if such repayment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed both (1) the expense limitation in place when such amounts were waived and (2) the Fund’s current expense limitation. Additional information regarding the expense limit is provided under the section entitled “The Funds’ Management—Expense Limitation Agreement.”

(4)
Sentinel has contractually agreed to reimburse certain expenses paid by the Class I shares of the Funds to the extent necessary to prevent the total annual fund operating expense ratio of the Class I shares of the Funds, on an annualized basis, from exceeding the total annual fund operating expense ratio of the Class A shares of the same Fund. This agreement will continue through March 31, 2018. This agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Sentinel Funds. Additional information regarding the expense limit is provided under the section entitled “The Funds’ Management—Expense Limitation Agreement.” Fees waived and expenses reimbursed by Sentinel prior to the closing of the Reorganization may not be recouped by Sentinel or Touchstone Advisors following the closing of the Reorganization.

(5)
Class T shares have not commenced operations as of the date of this Joint Proxy Statement/Prospectus. For the Target Fund, Other Expenses and Acquired Fund Fees and Expenses are estimated based on fees and expenses incurred by the Fund during its most recent fiscal year and, for the Acquiring Fund Pro Forma, assuming the Reorganization had been consummated as of the beginning of the 12-month period ended November 30, 2016. Other Expenses for Class T shares of the Target Fund are based on actual expenses of an existing share class, adjusted to reflect the anticipated assets of the Class T shares at inception.

(6)
Sentinel has contractually agreed to waive fees and/or reimburse certain expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding Acquired Fund Fees and Expenses) for Class T shares, on an annualized basis, to 1.01% of average daily net assets attributable to Class T shares through March 31, 2018. This agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund.

Expense Examples.  The examples below are intended to help you compare the cost of investing in the Target Fund with the pro forma cost of investing in the Acquiring Fund following the Reorganization.  The examples assume that you invest $10,000 in each Fund and then either (i) sell all of your shares at the end of each period indicated below or (ii) keep all of your shares at the end of each period indicated below.  The examples also assume that your investment has a 5% annual return and that operating expenses (before fee waivers and expense reimbursements) remain the same. These examples also assume that the expense limitation agreement reflected in the Annual Fund Operating Expenses tables above for the Sentinel Balanced Fund will remain in place for one year and the expense limitation agreement for the Acquiring Fund will be in place for two years following the closing of the Reorganization.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares
Sentinel Balanced Fund	$600	$811	$1,040	$1,696
Touchstone Balanced Fund Pro Forma	$674	$893	$1,140	$1,844
Class C Shares
Sentinel Balanced Fund	$283	$566	$975	$2,116
Touchstone Balanced Fund Pro Forma	$283	$575	$1,001	$2,188
Class I Shares/Class Y Shares
Sentinel Balanced Fund	$85	$265	$460	$1,025
Touchstone Balanced Fund Pro Forma	$85	$276	$495	$1,124
Class T Shares
Sentinel Balanced Fund	$352	$1,013	$1,697	$3,519
Touchstone Balanced Fund Pro Forma	$352	$579	$834	$1,563

If shares are not redeemed:(1)	1 Year	3 Years	5 Years	10 Years
Class C Shares
Sentinel Balanced Fund	$183	$566	$975	$2,116
Touchstone Balanced Fund Pro Forma	$183	$575	$1,001	$2,188

(1)	For holders of all other classes, the costs are the same as set forth above.

How do the performance records of the Target Fund  and the Acquiring Fund compare?

The Acquiring Fund has no performance history.  The Target Fund will be the accounting and performance survivor of the Reorganization, and the Acquiring Fund will adopt its performance history.  The bar charts and the performance tables below provide some indication of the risks of an investment in the Acquiring Fund by showing how the Target Fund’s performance has varied from year to year and by showing how each Target Fund’s average annual returns compare with a broad measure of market performance. Performance of the Class A shares of the Target Fund prior to June 30, 2012, has not been adjusted to reflect the decrease in the maximum 12b-1 fee from 0.30% to 0.25%. If it had, those returns would be higher. Performance of the Class I shares of the Target Fund prior to August 27, 2007 (the inception date for the Class I shares) is based on the Fund’s Class A share performance of the Target Fund, restated to reflect that Class I shares of the Target Fund are offered without a sales charge. The Target Fund’s past performance, before and after taxes, does not necessarily represent how the corresponding Acquiring Fund will perform in the future.  Performance information for Class T shares of the Target Fund and the Acquiring Fund is not available because they have not commenced operations as of the date of the Joint Proxy Statement/Prospectus.  Updated performance information for the Target Fund is available on the Target Fund’s website at www.sentinelinvestments.com or by calling 800.282.3863.

Class A Shares

Best Quarter: Second Quarter, 2009 11.94%	Worst Quarter: Fourth Quarter, 2008 (13.84)%

The Sentinel Balanced Fund’s calendar year-to-date total return for Class A shares as of June 30, 2017 was 7.14%.

Average Annual Total Returns
 For the periods ended December 31, 2016

Sentinel Balanced Fund	Inception Date	1 Year	5 Years	10 Years
Class A (return before taxes)	11/15/1938	2.22%	7.69%	5.36%
Class A (return after taxes on distributions)	11/15/1938	1.74%	6.54%	4.37%
Class A (return after taxes on distributions and sale of fund shares)	11/15/1938	1.64%	5.99%	4.19%
Class C (return before taxes)	05/04/1998	5.76%	7.95%	5.01%
Class I (return before taxes)	08/27/2007	7.73%	9.01%	5.98%
S&P 500® Index(1) (reflects no deduction for fees, expenses or taxes)	N/A	11.96%	14.66%	6.95%
Bloomberg Barclays US Aggregate Bond Index(2) (reflects no deduction for taxes or certain expenses)	N/A	2.65%	2.23%	4.34%

(1)	The S&P 500® Index consists of approximately 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation.

(2)
The Bloomberg Barclays US Aggregate Bond Index measures the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.  If you hold your Fund shares through a tax-advantaged arrangement, such as an individual retirement account or a 401(k) plan, the after-tax returns do not apply to your situation.

How do the investment goals and principal investment strategies of the Funds compare?

The investment goals and principal investment strategies of the Sentinel Balanced Fund and the Touchstone Balanced Fund, along with descriptions of certain differences between the Funds’ investment goals and principal investment strategies, are set forth in the table below.  Although the Funds have similar investment goals and principal investment strategies, the analytical tools, techniques and investment selection process used by the sub-advisor to the Acquiring Fund may differ from those used by Sentinel.

Each Fund’s investment goal is non-fundamental, and may be changed by the applicable Board without shareholder approval. Shareholders of the Sentinel Balanced Fund will be given at least 30 days’ notice before any such change is made, and shareholders of the Touchstone Balanced Fund will be notified at least 60 days before any such change takes effect.

In addition, while the Sentinel Balanced Fund and the Touchstone Balanced Fund have generally similar principal investment strategies, there are certain key differences.  The Sentinel Balanced Fund invests at least 25% of its assets in bonds and at least 25% of its assets in common stock and other equity securities but uses a flexible asset allocation approach so that the allocation of the Fund’s assets between these asset classes may change over time.  In contrast, the Touchstone Balanced Fund generally expects to allocate 40% of its assets to fixed-income securities and 60% of its assets to equity securities.  In addition, the Touchstone Balanced Fund may invest a greater portion of its assets (30%) in non-investment-grade debt securities than the Sentinel Balanced Fund (20%).  Non-investment-grade debt securities are often referred to as “junk bonds” and are considered speculative.

	Sentinel Balanced Fund	Touchstone Balanced Fund	Differences
Investment Goal(s):	The Fund seeks capital appreciation and current income.	The Fund seeks capital appreciation and current income.	—
Principal Investment Strategy:
The Fund normally invests primarily in common stocks and bonds with at least 25% of its assets in bonds and at least 25% of its assets in common stock. When determining this percentage, convertible bonds and/or preferred stocks are considered common stocks, unless these securities are held primarily for income.

The Fund seeks to achieve its investment goal by investing primarily in a diversified portfolio of fixed-income and equity securities. Under normal circumstances, the Fund generally expects to allocate 40% of its assets to fixed-income securities and 60% of its assets to equity securities.

The Target Fund invests at least 25% of its assets in bonds and at least 25% of its assets in common stock. The Acquiring Fund expects to allocate 40% of its assets to fixed-income securities and 60% of its assets to equity securities.

Credit Quality:
The bond portion of the Fund may be invested without limitation in bonds in the first through the fourth highest rating categories of Moody’s (Aaa to Baa) and Standard and Poor’s (AAA to BBB). No more than 20% of the Fund’s total assets may be invested in lower-quality bonds (e.g., bonds rated below Baa by Moody’s or BBB by Standard & Poor’s) (i.e., “junk bonds”).

The Fund’s sub-advisor primarily invests in investment-grade debt securities, but may invest up to 30% of the Fund’s fixed-income sleeve in non-investment-grade debt securities rated as low as B by a Nationally Recognized Statistical Rating Organization (i.e., “junk bonds”).

No more than 20% of the Target Fund’s total assets may be invested in lower-quality bonds, while the Acquiring Fund may invest up to 30% of the Fund’s fixed-income sleeve in non-investment-grade debt securities (i.e., “junk bonds”).

	Sentinel Balanced Fund	Touchstone Balanced Fund	Differences
Issuer Size:	The Fund has no stated policy regarding market capitalization.	With respect to equities, the Fund invests primarily in issuers having a market capitalization, at the time of purchase, above $5 billion.	The Acquiring Fund primarily invests in issuers having a market capitalization above $5 billion. The Target Fund has no stated policy regarding market capitalization.
Non-U.S. Investments:	The Fund may invest without limitation in foreign securities. Under normal circumstances, the equity securities in which the Fund invests are predominantly those of U.S. companies.
Up to 35% of the Fund’s equity sleeve may be invested in securities of foreign issuers through the use of ordinary shares or depositary receipts such as American Depositary Receipts (“ADRs”). The Fund may also invest in equity securities of emerging market countries.
The Target Fund may invest without limitation in foreign securities. The Acquiring Fund may invest up to 35% of its equity sleeve in securities of foreign issuers.
Sector or Industry Focus:
The Fund may invest in any economic sector and at times it may emphasize one or more particular sectors.  The Fund will not make investments that result in the concentration of its investments in a single industry.
		The Fund will not make investments that result in the concentration of its investments in a single industry.	While the Target Fund may emphasize one or more particular sectors, each Fund will not concentrate its investments in a single industry.
Derivatives and Other Instruments:
The Fund may use derivative instruments (e.g., exchange-traded derivatives such as futures and options, and other derivatives such as swap agreements, options on swaps and interest rate caps and floors) for investment purposes, such as replicating permitted investments, as long as such investments do not have the effect of leveraging portfolio risks.

The Fund may invest in derivatives, including forwards, futures contracts, interest rate and credit default swap agreements, and options.  These investments may be used to gain market exposure, to adjust the Fund’s duration, to manage interest rate risk, and for any other purposes consistent with the Fund’s investment strategies and limitations.

The Fund may also invest in mortgage dollar-roll transactions and reverse repurchase agreements.

While there are certain differences,  each Fund may invest in a broad range of derivative instruments. The Target Fund has a stated policy that its use of derivatives may not result in leverage, while the Acquiring Fund's use of derivatives may have the effect of creating leverage.

	Sentinel Balanced Fund	Touchstone Balanced Fund	Differences
Hedging:	The Fund may use derivative instruments in order to hedge various risks, such as interest rate, credit and currency risk. The Fund is not required to use hedging and may choose not to do so.	The Fund may invest in derivatives to hedge market exposure.	While there are certain differences, each Fund may, but is not required to, hedge risks using a variety of derivatives.
Active Trading:	In managing the fixed-income portion of the portfolio, the Fund utilizes an active trading approach, which is expected to result in portfolio turnover greater than 100%.	The Fund may engage in frequent and active trading as part of its principal investment strategies.	While there are certain differences, each Fund may engage in active trading.

Additional Information About the Funds’ Principal Investment Strategies

Target Fund.  Sentinel will divide the Fund’s assets among stocks and bonds based on whether it believes stocks or bonds offer a better value at the time. More bonds normally enhance price stability, and more stocks usually enhance growth potential.

With respect to the Target Fund’s investments in bonds, the Fund may make unlimited investments in U.S. government mortgage-backed securities (“MBS”) issued and/or guaranteed by the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”) and by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”). The Fund may invest in exchange-traded funds (“ETFs”) in carrying out its investment strategies with respect to the fixed-income portion of the portfolio. The Fund considers investments in bond ETFs (ETFs whose underlying portfolio consists of debt instruments) as investments in fixed income instruments. While the original maximum life of a mortgage-backed security considered for this Fund can vary, its average life is likely to be substantially less than the original maturity of the underlying mortgages, because the mortgages in these pools may be prepaid, refinanced, curtailed, or foreclosed. Prepayments are passed through to the mortgage-backed security holder along with regularly scheduled minimum repayments of principal and payments of interest.

With respect to the Target Fund’s investments in equities, Sentinel’s investment philosophy centers on building a diverse portfolio consisting largely of securities of high quality companies with a positive multi-year outlook offered at attractive valuation levels, based on a number of metrics, including value relative to its history, peers and/or the market over time. Sentinel has a preference for companies that earn above-average rates of return on capital and that generate free cash flow. Additionally, earnings revision trends are important.

The Target Fund may also purchase or sell “to be announced” or “TBA” securities, which usually are transactions in which the Fund buys or sells agency mortgage-backed securities (“MBS”) on a forward commitment basis. In a TBA transaction, the seller of the agency MBS agrees on a sale price, but does not specify which particular securities will be delivered to the buyer on settlement day. Instead, only a few basic characteristics of the securities are agreed upon, such as the coupon rate and the face value. The Fund may engage in short sales of agency MBS that the Fund does not own, primarily as part of a TBA swap transaction. A TBA swap transaction involves an agreement to purchase one agency MBS and a simultaneous agreement to sell a different agency MBS.

The Target Fund may sell a security if the fundamentals of the company are deteriorating or the original investment premise is no longer valid, the security is trading meaningfully higher than what the portfolio manager believes is a fair valuation, to manage the size of the holding or the sector weighting and/or to take advantage of a more attractive investment opportunity. The Fund may also sell a security to meet redemptions.

Acquiring Fund.  The Acquiring Fund seeks to achieve its investment goal by investing primarily in a diversified portfolio of fixed-income and equity securities.  The following table details, under normal circumstances, how the Fund generally expects to allocate its assets among equity and fixed-income, as of the date of this Joint Proxy Statement/Prospectus.

Allocations	Approximate Target Allocation
Equity	60%
Fixed-Income	40%

With respect to equities, the Fund invests primarily in issuers having a market capitalization, at the time of purchase, above $5 billion. Equity securities include common stock and preferred stock. These securities may be listed on an exchange or traded over-the-counter.  Up to 35% of the Fund’s equity sleeve may be invested in securities of foreign issuers through the use of ordinary shares or depositary receipts such as American Depositary Receipts (“ADRs”). The Fund may also invest in equity securities of emerging market countries.

With respect to fixed-income, the Fund will investment primarily in bonds, including mortgage-related securities, asset-backed securities, government securities (both U.S. government securities and foreign sovereign debt), and corporate debt securities. Fort Washington, the Fund’s sub-advisor, primarily invests in investment-grade debt securities, but may invest up to 30% of the Fund’s fixed-income sleeve in non-investment-grade debt securities rated as low as B by a Nationally Recognized Statistical Rating Organization.  Non-investment-grade debt securities are often referred to as “junk bonds” and are considered speculative.

The Fund may engage in frequent and active trading as part of its principal investment strategies.  Additionally, in order to implement its investment strategy, the Fund may invest in mortgage dollar-roll transactions and reverse repurchase agreements, and in derivatives, including forwards, futures contracts, interest rate and credit default swap agreements, and options. These investments may be used to gain or hedge market exposure, to adjust the Fund’s duration, to manage interest rate risk, and for any other purposes consistent with the Fund’s investment strategies and limitations.

The sub-advisor, subject to approval by the Fund’s Advisor, may change the Fund’s target allocation to each asset class (or to additional asset classes) without prior approval from or notice to shareholders.

How do the principal risks of investing in the Funds compare?

An investment in each Fund is subject to derivatives risk, equity securities (stock market) risk, fixed-income securities risk including non-investment-grade debt securities risk, foreign securities risk, portfolio turnover risk and sector risk.  An investment in the Sentinel Balanced Fund is also subject to asset allocation risk, investment style risk, other investment companies and ETFs risk, short sales risk and TBA securities risk.  An investment in the Touchstone Balanced Fund is also subject to leverage risk and management risk, as well as additional fixed-income securities risks including corporate loan risk distressed securities risk and additional foreign securities risks including emerging markets risk.  For more information on the Funds’ principal risks, see “Comparison of Principal Risks.”

Who will be the Advisor, Sub-Advisor and Portfolio Managers of my Fund after the Reorganization?

Sentinel is the investment advisor to Sentinel Balanced Fund. The portfolio manager of Sentinel Balanced Fund is Jason Doiron.

After the Reorganization, Touchstone Advisors will serve as the investment advisor and Fort Washington will serve as the sub-advisor to Touchstone Balanced Fund.   The portfolio managers of Touchstone Balanced Fund are James Wilhelm, Timothy Policinski and Daniel J. Carter.  For additional information regarding the advisor, sub-advisor and portfolio managers listed above, please see the section entitled “The Funds’ Management—Investment Advisor” and “The Funds’ Management—Sub-Advisors and Portfolio Managers.”

What are the portfolio turnover rates of the Funds?

A Fund pays transaction costs, such as brokerage commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect a Fund’s performance.  During the fiscal year ended November 30, 2016, the Target Fund’s portfolio turnover rate was 45% of the average value of its portfolio.  The Acquiring Fund will not commence operations until the consummation of the Reorganization.  The portfolio turnover rate of the Acquiring Fund  may be different from the portfolio turnover rate of the Target Fund due to the Touchstone Balanced Fund having a different portfolio management team and certain differences in investment strategies, as well as expected repositioning of the portfolio following the Reorganization.

Will there be any repositioning of the portfolio after the Reorganization?

It is expected that a significant portion (approximately two-thirds) of the portfolio investments of the Target Fund may be sold by the Acquiring Fund following the Reorganization.  However, the timing of any repositioning and its resulting impact on capital gains distributions in 2017 and beyond is uncertain. It is intended that at least one-third of the portfolio investments of the Target Fund will be held for at least the first year following the Reorganization. In addition, additional securities may be sold over time in the ordinary course of business. To mitigate repositioning-related tax consequences to shareholders holding Fund shares in taxable accounts, Fort Washington intends to take steps including, among other things, executing the repositioning over time across multiple fiscal years and harvesting offsetting capital losses during periods of market volatility.  There can be no assurance that these steps will be effective in materially reducing or eliminating the aggregate tax consequences of the repositioning.  The amounts per share of any capital gains distributions resulting from the repositioning will depend on a number of factors, including the proportion of portfolio holdings that are actually sold, the timing of portfolio sales, the performance of the stock and bond markets in general, the availability of offsetting capital losses and the scale of purchase and redemption activity in Fund shares.  The timing of portfolio sales will also be subject to market conditions existing after the closing of the Reorganization.  Accordingly, the per share amounts of any capital gains distributions resulting from the repositioning cannot be estimated at this time.  Touchstone Advisors publishes estimates of capital gains distributions for the Touchstone Funds on its website (https://www.touchstoneinvestments.com/literature-center/taxplanning.htm), generally in October of each year.  The Acquiring Fund will also bear brokerage costs in connection with the repositioning.  For illustration purposes only, if the Reorganization had been completed as of March 31, 2017 and the Acquiring Fund had sold on a pro rata basis two-thirds of the investments held in the Target Fund’s portfolio as of March 31, 2017, the resulting realized capital gains estimate would be expected to total $4.54 per share and the brokerage commissions would be expected to total approximately $136,000 in the aggregate, or $0.008 per share, based on average commission costs of the Fund.  Under the same circumstances, if only one-third of the investments held in the Target Fund’s portfolio had been repositioned as of March 31, 2017, the resulting realized capital gains and brokerage cost estimates would be reduced by half, to $2.27 and $0.004 per share, respectively. The brokerage costs to be borne by the Acquiring Fund will be borne by both Acquiring Fund shareholders and continuing Target Fund shareholders (as shareholders of the Acquiring Fund following the Reorganization).

SYNOPSIS:  REORGANIZATION OF SENTINEL COMMON STOCK FUND INTO TOUCHSTONE LARGE CAP FOCUSED FUND

What class of shares of the Acquiring Fund will I receive in the Reorganization?

Shareholders of the Sentinel Common Stock Fund will receive shares of the Touchstone Large Cap Focused Fund, as follows:

Sentinel Common Stock Fund	Touchstone Large Cap Focused Fund
Class A	Class A
Class C	Class C
Class I	Class Y
Class R6	Institutional Class
Class T	Class T

How do the fees and expenses of the Target Fund and the Acquiring Fund compare?

The tables below describe the fees and expenses that you pay if you buy and hold shares of the Sentinel Common Stock Fund and the pro forma fees and expenses that you may pay if you buy and hold shares of the Touchstone Large Cap Focused Fund after giving effect to the Reorganization.  The pro forma expense ratios project anticipated expenses of the Touchstone Large Cap Focused Fund, but actual expenses may be greater or less than those shown.  Expenses for the Class A, Class C, Class I and Class R6 shares of the Sentinel Common Stock Fund are based on the operating expenses incurred by each class of shares of the Fund for the fiscal year ended November 30, 2016.  Class T shares of the Sentinel Common Stock Fund have not commenced operations as of the date of this Joint Proxy Statement/Prospectus, and therefore expenses for the Fund’s Class T shares are estimated based on the operating expenses incurred by the Fund during its most recent fiscal year.  Touchstone Large Cap Focused Fund is newly formed and will commence operations upon the closing of the Reorganization.  Pro forma fees and expenses are estimated for the Touchstone Large Cap Focused Fund based on assets of the Sentinel Fund as of November 30, 2016.

The Sentinel Funds’ policies and procedures applicable to purchases, exchanges and redemptions are generally comparable to those of the Touchstone Funds; however, following the Reorganizations, purchases, exchanges and redemptions of Touchstone Fund shares may be subject to fees, charges, expenses and limitations that differ from those applicable to the Target Funds. See generally “Investing with Touchstone” on page 149.  No sales charge will be imposed on the Class A and Class T shares of the Acquiring Fund received in connection with the Reorganization.  In addition, you may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 or more in the Sentinel Funds or $50,000 or more in the Touchstone Funds.  You may qualify for sales charge discounts if you invest at least $250,000 in a single transaction in Class T shares of the Target Fund or Acquiring Fund.  For the Target Fund, more information about these and other discounts is available from your financial professional and in the section entitled “Share Classes” on page 82 of the Target Fund’s prospectus and “How to Purchase Shares and Reduce Sales Charges” on page 44 of the Target Fund’s SAI.  For the Acquiring Fund, more information about these and other discounts is available from your financial professional and in the section entitled “Investing with Touchstone—Class A Shares—Letter of Intent” on page 152 of this Joint Proxy Statement/Prospectus and in the Acquiring Fund’s SAI on page 46.

SHAREHOLDER FEES
(fees paid directly from your investment)

	Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	Wire Redemption Fee
Sentinel Common Stock Fund – Class A	5.00%	None	None
Touchstone Large Cap Focused Fund – Class A Pro Forma	5.75%(1)	None(2)	up to $15

Sentinel Common Stock Fund – Class C	None	1.00%(2)	None
Touchstone Large Cap Focused Fund – Class C Pro Forma	None	1.00%(2)	up to $15

Sentinel Common Stock Fund – Class I	None	None	None
Touchstone Large Cap Focused Fund – Class Y Pro Forma	None	None	up to $15

Sentinel Common Stock Fund – Class R6	None	None	None
Touchstone Large Cap Focused Fund – Institutional Class Pro Forma	None	None	up to $15

Sentinel Common Stock Fund – Class T	2.50%	None	None
Touchstone Large Cap Focused Fund –Class T Pro Forma	2.50%	None	up to $15

(1)	No sales charge will be imposed on the Class A and Class T shares of the Acquiring Fund received in connection with the Reorganization.

(2)
A deferred sales charge of 1% applies to certain redemptions of Class A shares made within twelve months of purchase if the shares were purchased without an initial sales charge as part of an investment of $1 million or more.  If you hold load-waived Class A shares or Class C shares of the Target Fund, the Acquiring Fund will look to the date of purchase of your Target Fund shares for purposes of assessing deferred sales charges on shares received in the Reorganization.

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)

	Sentinel Common Stock Fund (Class A)	Touchstone Large Cap Focused Fund Pro Forma (Class A)
Management Fees	0.57%	0.57%
Distribution/Service (12b-1) Fees	0.25%	0.25%
Other Expenses	0.18%	0.26%(1)
Total Annual Fund Operating Expenses	1.00%	1.08%
Fee Waiver	None	(0.08%)(2)
Total Annual Fund Operating Expenses After Fee Waiver	1.00%	1.00%

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)

	Sentinel Common Stock Fund (Class C)	Touchstone Large Cap Focused Fund Pro Forma (Class C)
Management Fees	0.57%	0.57%
Distribution/Service (12b-1) Fees	1.00%	1.00%
Other Expenses	0.22%	0.30%(1)
Total Annual Fund Operating Expenses	1.79%	1.87%
Fee Waiver	None	(0.08%)(2)
Total Annual Fund Operating Expenses After Fee Waiver	1.79%	1.79%

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)

	Sentinel Common Stock Fund (Class I)	Touchstone Large Cap Focused Fund Pro Forma (Class Y)
Management Fees	0.57%	0.57%
Distribution/Service (12b-1) Fees	None	None
Other Expenses	0.15%	0.23%(1)
Total Annual Fund Operating Expenses	0.72%	0.80%
Fee Waiver	—(3)	(0.08%)(2)
Total Annual Fund Operating Expenses After Fee Waiver	0.72%	0.72%

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)

	Sentinel Common Stock Fund (Class R6)	Touchstone Large Cap Focused Fund Pro Forma (Institutional Class)
Management Fees	0.57%	0.57%
Distribution/Service (12b-1) Fees	None	None
Other Expenses	0.15%	0.23%(1)
Total Annual Fund Operating Expenses	0.72%	0.80%
Fee Waiver	(0.07%)(4)	(0.15%)(2)
Total Annual Fund Operating Expenses After Fee Waiver	0.65%	0.65%

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)

	Sentinel Common Stock Fund (Class T)	Touchstone Large Cap Focused Fund Pro Forma (Class T)
Management Fees	0.57%	0.57%
Distribution/Service (12b-1) Fees	0.25%	0.25%
Other Expenses(5)	2.40%	0.26%
Total Annual Fund Operating Expenses	3.22%	1.08%
Fee Waiver	(2.22)%(6)	(0.08%)(2)
Total Annual Fund Operating Expenses After Fee Waiver	1.00%	1.00%

(1)	Other Expenses are estimated based on fees and expenses of the Acquiring Fund, assuming the Reorganization had been consummated as of the beginning of the 12-month period ended November 30, 2016.

(2)
Effective upon consummation of the Reorganization, Touchstone Advisors has agreed to waive a portion of its fees or reimburse certain Fund expenses (excluding dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment related expenses; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses,” if any; and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual Fund operating expenses to 1.00%, 1.79%, 0.72%, 0.65%  and 1.00% of average daily net assets for Classes A, C, Y, Institutional and T shares, respectively. The agreement will remain in effect for at least two years following the closing of the Reorganization.  The terms of the contractual expense limitation agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Touchstone Funds Board, such amounts waived or reimbursed for a period of up to three years from the date of reimbursement or waiver. The Fund will make repayments to Touchstone Advisors only if such repayment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed both (1) the expense limitation in place when such amounts were waived and (2) the Fund’s current expense limitation. Additional information regarding the expense limit is provided under the section entitled “The Funds’ Management—Expense Limitation Agreement”

(3)
Sentinel has contractually agreed to reimburse certain expenses paid by the Class I shares of the Funds to the extent necessary to prevent the total annual fund operating expense ratio of the Class I shares of the Funds, on an annualized basis, from exceeding the total annual fund operating expense ratio of the Class A shares of the same Fund. This agreement will continue through March 31, 2018. This agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of Sentinel Funds. Additional information regarding the expense limit is provided under the section entitled “The Funds’ Management—Expense Limitation Agreement.” No right that Sentinel may have to recoup previously waived fees and/or reimbursed expenses under certain circumstances will survive the closing of the Reorganization.

(4)
Sentinel has contractually agreed to waive fees and/or reimburse certain expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for Class R6 shares of the Common Stock Fund, on an annualized basis, to 0.65% of average daily net assets attributable to Class R6 shares through March 31, 2018. This agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of Sentinel Funds. Additional information regarding the expense limit is provided under the section entitled “The Funds’ Management—Expense Limitation Agreement.” Fees waived and expenses reimbursed by Sentinel prior to the closing of the Reorganization may not be recouped by Sentinel or Touchstone Advisors following the closing of the Reorganization.

(5)
Class T shares have not commenced operations as of the date of this Joint Proxy Statement/Prospectus. For the Target Fund, Other Expenses are estimated based on fees and expenses incurred by the Fund during its most recent fiscal year and, for the Acquiring Fund Pro Forma, assuming the Reorganization had been consummated as of the beginning of the 12-month period ended November 30, 2016. Other Expenses for Class T shares of the Target Fund are based on actual expenses of an existing share class, adjusted to reflect the anticipated assets of the Class T shares at inception.

(6)
Sentinel has contractually agreed to waive fees and/or reimburse certain expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding Acquired Fund Fees and Expenses) for Class T shares, on an annualized basis, to 1.00% of average daily net assets attributable to Class T shares through March 31, 2018. This agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund.

Expense Examples.  The examples below are intended to help you compare the cost of investing in the Target Fund with the pro forma cost of investing in the Acquiring Fund.  The examples assume that you invest $10,000 in each Fund and then either (i) sell all of your shares at the end of each period indicated below or (ii) keep all of your shares at the end of each period indicated below.  The examples also assume that your investment has a 5% annual return and that operating expenses (before fee waivers and expense reimbursements) remain the same. These examples also assume that the expense limitation agreement reflected in the Annual Fund Operating Expenses tables above for the Sentinel Common Stock Fund will remain in place for one year and the expense limitation agreement for the Acquiring Fund will be in place for two years following the closing of the Reorganization.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares
Sentinel Common Stock Fund	$597	$802	$1,025	$1,663
Touchstone Large Cap Focused Fund Pro Forma	$671	$883	$1,121	$1,803
Class C Shares
Sentinel Common Stock Fund	$282	$563	$970	$2,105
Touchstone Large Cap Focused Fund Pro Forma	$282	$572	$996	$2,177
Class I Shares/Class Y Shares
Sentinel Common Stock Fund	$74	$230	$401	$894
Touchstone Large Cap Focused Fund Pro Forma	$74	$239	$428	$975
Class R6 Shares/Institutional Class Shares
Sentinel Common Stock Fund	$66	$223	$394	$888
Touchstone Large Cap Focused Fund Pro Forma	$66	$225	$414	$961
Class T Shares
Sentinel Common Stock Fund	$349	$1,014	$1,703	$3,534
Touchstone Large Cap Focused Fund Pro Forma	$349	$569	$815	$1,520

If shares are not redeemed:(1)	1 Year	3 Years	5 Years	10 Years
Class C Shares
Sentinel Common Stock Fund	$182	$563	$970	$2,105
Touchstone Large Cap Focused Fund Pro Forma	$182	$572	$996	$2,177

(1)	For holders of all other classes, the costs are the same as set forth above.

How do the performance records of the Target Funds and the Acquiring Fund compare?

The Acquiring Fund has no performance history.  The Target Fund will be the accounting and performance survivor of the Reorganization.  The bar chart and the performance table below provide some indication of the risks of an investment in the Acquiring Fund by showing how the Target Fund’s performance has varied from year to year and by showing how the Target Fund’s average annual returns compare with a broad measure of market performance. Performance of the Target Fund’s Class A shares prior to June 30, 2012, has not been adjusted to reflect the decrease in the maximum 12b-1 fee from 0.30% to 0.25%. If it had, those returns would be higher. Performance of the Target Fund’s Class I shares prior to May 4, 2007 (the inception date for the Class I shares) is based on the Target Fund’s Class A share performance, restated to reflect that Class I shares are offered without a sales charge. Performance of the Target Fund’s Class R6 shares prior to December 23, 2014 (the inception date for the Class R6 shares) is based on the Target Fund’s Class A share performance, restated to reflect that Class R6 shares are offered without a sales charge. The Target Fund’s past performance, before and after taxes, does not necessarily represent how the Acquiring Fund will perform in the future.  Performance information for Class T shares of the Target Fund and the Acquiring Fund is not available because they have not commenced operations as of the date of the Joint Proxy Statement/Prospectus.  Updated performance information for the Target Fund is available on the Target Fund’s website at www.sentinelinvestments.com or by calling 800.282.3863.

Class A Shares

Best Quarter: Second Quarter, 2009 17.55%	Worst Quarter: Fourth Quarter, 2008 (21.75%)

The Sentinel Common Stock Fund’s calendar year-to-date total return for Class A shares as of June 30, 2017 was 10.17%.

Average Annual Total Returns
 For the Periods Ended December 31, 2016

Sentinel Common Stock Fund	Inception Date	1 Year	5 Years	10 Years
Class A (return before taxes)	01/12/1934	5.70%	11.89%	6.37%
Class A (return after taxes on distributions)	01/12/1934	3.97%	10.16%	5.37%
Class A (return after taxes on distributions and sale of fund shares)	01/12/1934	4.65%	9.39%	5.08%
Class C (return before taxes)	05/04/1998	9.38%	12.14%	6.01%
Class I (return before taxes)	05/04/2007	11.58%	13.38%	7.27%
Class R6 (return before taxes)	12/23/2014	11.64%	13.20%	6.99%
S&P 500® Index(1) (reflects no deduction for fees, expenses or taxes)	N/A	11.96%	14.66%	6.95%

(1)	The S&P 500® Index consists of approximately 500 widely held U.S. equity securities chosen for market size, liquidity, and industry group representation.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.  If you hold your Fund shares through a tax-advantaged arrangement, such as an individual retirement account or a 401(k) plan, the after-tax returns do not apply to your situation.

How do the investment goals and principal investment strategies of the Funds compare?

The investment goals and principal investment strategies of the Sentinel Common Stock Fund and the Touchstone Large Cap Focused Fund, along with descriptions of certain differences between the Funds’ investment goals and principal investment strategies, are set forth in the table below.  Although the Funds have similar investment goals and principal investment strategies, the analytical tools, techniques and investment selection process used by the sub-advisor to the Acquiring Fund may differ from those used by Sentinel.

Each Fund’s investment goal is non-fundamental, and may be changed by the applicable Board without shareholder approval. Shareholders of the Sentinel Common Stock Fund will be given at least 30 days’ notice before any such change is made, and shareholders of the Touchstone Large Cap Focused Fund will be notified at least 60 days before any such change takes effect. In addition, while the Sentinel Common Stock Fund is classified as diversified under the 1940 Act, the Touchstone Large Cap Focused Fund is classified as non-diversified and may invest a significant percentage of its assets in a small number of issuers. While the 1940 Act requires a shareholder vote for a fund to change its classification from diversified to non-diversified, no shareholder vote is required for a fund to change its classification from non-diversified to diversified. Accordingly, the Touchstone Funds Board would be permitted to change the classification of the Touchstone Large Cap Focused Fund to that of a diversified fund without shareholder approval.

	Sentinel Common Stock Fund	Touchstone Large Cap Focused Fund	Differences
Investment Goal(s):	The Fund seeks a combination of capital appreciation and income.	The Fund seeks capital appreciation.	While each Fund’s investment goal includes capital appreciation, the Target Fund’s investment goal also includes income.

	Sentinel Common Stock Fund	Touchstone Large Cap Focused Fund	Differences
Principal Investment Strategy:	The Fund normally invests at least 80% of its net assets in common stocks.	The Fund invests, under normal market conditions, at least 80% of its net assets in equity securities.	—
Diversification:	Diversified	Non-Diversified
The Target Fund is a diversified fund while the Acquiring Fund is a non-diversified fund.  As a result, the Acquiring Fund may invest a significant percentage of its assets in a smaller number of issuers.

Issuer Size:	The Fund typically invests in common stocks of companies above $5 billion in market capitalization.	The Fund invests primarily in issuers having a market capitalization, at the time of purchase, above $5 billion.	—
Non-U.S. Investments:	The Fund may invest without limitation in foreign securities. Under normal circumstances, the Fund invests predominantly in common stocks of U.S. companies.
The Fund may invest up to 35% of its assets in securities of foreign issuers through the use of ordinary shares or depositary receipts such as American Depositary Receipts (“ADRs”). The Fund may also invest in securities of emerging market countries.
The Target Fund may invest without limitation in foreign securities, while the Acquiring Fund may invest up to 35% of its assets in securities of foreign issuers.
Sector or Industry Focus:
Up to 25% of the Fund’s assets may be invested in securities within a single industry. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors.  The Fund will not make investments that result in the concentration of its investments in a single industry.
		The Fund will not make investments that result in the concentration of its investments in a single industry.	While the Target Fund may emphasize one or more particular sectors, each Fund will not concentrate its investments in a single industry.

Additional Information About the Funds’ Principal Investment Strategies

Target Fund.  The Target Fund invests mainly in a diverse group of common stocks of well-established companies, many of which historically have paid regular dividends. When appropriate, the Fund also may invest in preferred stocks or debentures convertible into common stocks. Sentinel’s investment philosophy centers on building a diverse portfolio consisting largely of securities of high quality companies with a positive multi-year outlook offered at attractive valuation levels, based on a number of metrics, including value relative to its history, peers and/or the market over time. Sentinel has a preference for companies that earn above-average rates of return on capital and that generate free cash flow. Additionally, earnings revision trends are important.

The Target Fund may sell a security if the fundamentals of the company are deteriorating or the original investment premise is no longer valid, the security is trading meaningfully higher than what the portfolio managers believe is a fair valuation, to manage the size of the holding or the sector weighting and/or to take advantage of a more attractive investment opportunity. A security may also be sold to meet redemptions.

Acquiring Fund.  The Acquiring Fund invests, under normal market conditions, at least 80% of its net assets in equity securities. The Fund invests primarily in issuers having a market capitalization, at the time of purchase, above $5 billion. The Fund’s 80% policy is a non-fundamental investment policy that can be changed by the Fund upon 60 days’ prior notice to shareholders. Equity securities include common stock and preferred stock. These securities may be listed on an exchange or traded over-the-counter.

In selecting securities for the Fund, the Acquiring Fund’s sub-advisor, Fort Washington, seeks to invest in companies that:

•	Are trading below its estimate of the companies’ intrinsic value; and

•
Have a sustainable competitive advantage or a high barrier to entry in place. The barrier(s) to entry can be created through a cost advantage, economies of scale, high customer loyalty, or a government barrier (e.g., license or subsidy). Fort Washington believes that the strongest barrier to entry is the combination of economies of scale and higher customer loyalty.

The Acquiring Fund will generally hold 25 to 40 companies, with residual cash and equivalents expected to represent less than 10% of the Fund’s net assets. The Fund may, at times, hold fewer securities and a higher percentage of cash and equivalents when, among other reasons, Fort Washington cannot find a sufficient number of securities that meets its purchase requirements.

The Acquiring Fund may invest up to 35% of its assets in securities of foreign issuers through the use of ordinary shares or depositary receipts such as American Depositary Receipts (“ADRs”).  The Fund may also invest in securities of emerging market countries.

The Acquiring Fund will generally sell a security if it reaches Fort Washington’s estimate of fair value, if a more attractive investment opportunity is available, or if a structural change has taken place and Fort Washington cannot reliably estimate the impact of the change on the business fundamentals.

How do the principal risks of investing in the Funds compare?

An investment in each Fund is subject to equity securities (stock market) risk, foreign securities risk and sector risk.  An investment in the Sentinel Common Stock Fund is also subject to investment style risk.  An investment in the Touchstone Large Cap Focused Fund is also subject to management risk and non-diversification risk, as well as additional foreign securities risks including emerging markets risk.  For more information on the Funds’ principal risks, see “Comparison of Principal Risks.”

Who will be the Advisor, Sub-Advisor and Portfolio Managers of my Fund after the Reorganization?

Sentinel is the investment advisor to Sentinel Common Stock Fund. The portfolio manager of Sentinel Common Stock Fund is Hilary Roper.

After the Reorganization, Touchstone Advisors will serve as the investment advisor and Fort Washington will serve as the sub-advisor to Touchstone Large Cap Focused Fund.   The portfolio manager of Touchstone Large Cap Focused Fund is James Wilhelm.  For additional information regarding the advisor, sub-advisor and portfolio manager listed above, please see the section entitled “The Funds’ Management—Investment Advisor” and “The Funds’ Management—Sub-Advisors and Portfolio Managers.”

What are the portfolio turnover rates of the Funds?

A Fund pays transaction costs, such as brokerage commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect a Fund’s performance.  During the fiscal year ended November 30, 2016, the Target Fund’s portfolio turnover rate was 8% of the average value of its portfolio.  The Acquiring Fund will not commence operations until the consummation of the Reorganization.  The portfolio turnover rate of the Acquiring Fund may be different from the portfolio turnover rate of the Target Fund due to the Acquiring Fund having a different portfolio manager and certain differences in investment strategies.

Will there be any repositioning of the portfolio after the Reorganization?

It is expected that a significant portion (approximately two-thirds) of the portfolio investments of the Target Fund may be sold by the Acquiring Fund following the Reorganization.  However, the timing of any repositioning and its resulting impact on capital gains distributions in 2017 and beyond is uncertain. It is intended that at least one-third of the portfolio investments of the Target Fund will be held for at least the first year following the Reorganization. In addition, additional securities may be sold over time in the ordinary course of business. To mitigate repositioning-related tax consequences to shareholders holding Fund shares in taxable accounts, Fort Washington intends to take steps including, among other things, executing the repositioning over time across multiple fiscal years and harvesting offsetting capital losses during periods of market volatility.  There can be no assurance that these steps will be effective in materially reducing or eliminating the aggregate tax consequences of the repositioning.  The amounts per share of any capital gains distributions resulting from the repositioning will depend on a number of factors, including the proportion of portfolio holdings that are actually sold, the timing of portfolio sales, the performance of the stock market in general, the availability of offsetting capital losses and the scale of purchase and redemption activity in Fund shares.  The timing of portfolio sales will also be subject to market conditions existing after the closing of the Reorganization.  Accordingly, the per share amounts of any capital gains distributions resulting from the repositioning cannot be estimated at this time.  Touchstone Advisors publishes estimates of capital gains distributions for the Touchstone Funds on its website (https://www.touchstoneinvestments.com/literature-center/taxplanning.htm), generally in October of each year.  The Acquiring Fund will also bear brokerage costs in connection with the repositioning.  For illustration purposes only, if the Reorganization had been completed as of March 31, 2017 and the Acquiring Fund had sold on a pro rata basis two-thirds of the investments held in the Target Fund’s portfolio as of March 31, 2017, the resulting realized capital gains estimate would be expected to total $14.85 and the brokerage commissions would be expected to total approximately $410,000 in the aggregate, or $0.009 per share, based on average commission costs of the Fund.  Under the same circumstances, if only one-third of the investments held in the Target Fund’s portfolio had been repositioned as of March 31, 2017, the resulting realized capital gains and brokerage cost estimates would be reduced by half, to $7.43 and $0.004 per share, respectively. The brokerage costs to be borne by the Acquiring Fund will be borne by both Acquiring Fund shareholders and continuing Target Fund shareholders (as shareholders of the Acquiring Fund following the Reorganization).

SYNOPSIS:  REORGANIZATION OF SENTINEL INTERNATIONAL EQUITY FUND INTO
TOUCHSTONE INTERNATIONAL EQUITY FUND

What class of shares of the Acquiring Fund will I receive in the Reorganization?

Shareholders of the Sentinel International Equity Fund will receive shares of the Touchstone International Equity Fund, as follows:

Sentinel International Equity Fund	Touchstone International Equity Fund
Class A	Class A
Class C	Class C
Class I	Class Y
Class T	Class T

How do the fees and expenses of the Target Fund and the Acquiring Fund compare?

The tables below describe the fees and expenses that you pay if you buy and hold shares of  the Sentinel International Equity Fund and the pro forma fees and expenses that you may pay if you buy and hold shares of the Touchstone International Equity Fund after giving effect to the Reorganization.  The pro forma expense ratios project anticipated expenses of the Touchstone International Fund following the Reorganization, but actual expenses may be greater or less than those shown.  Expenses for the Class A, Class C and Class I shares of the Sentinel International Equity Fund are based on the operating expenses incurred by each class of shares of the Fund for the fiscal year ended November 30, 2016.  Class T shares of the Sentinel International Equity Fund have not commenced operations as of the date of this Joint Proxy Statement/Prospectus, and therefore expenses for the Fund’s Class T shares are estimated based on the operating expenses incurred by the Fund during its most recent fiscal year. Pro forma fees and expense of Touchstone International Equity Fund are estimated based on the assets of Sentinel International Equity Fund as of November 30, 2016.

The Sentinel Funds’ policies and procedures applicable to purchases, exchanges and redemptions are generally comparable to those of the Touchstone Funds; however, following the Reorganizations, purchases, exchanges and redemptions of Touchstone Fund shares may be subject to fees, charges, expenses and limitations that differ from those applicable to the Target Funds. See generally “Investing with Touchstone” on page 149.  No sales charge will be imposed on the Class A and Class T shares of the Acquiring Fund received in connection with the Reorganization.  In addition, you may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 or more in the Sentinel Funds or $50,000 or more in the Touchstone Funds.  You may qualify for sales charge discounts if you invest at least $250,000 in a single transaction in Class T shares of the Target Fund or Acquiring Fund.  For the Target Fund, more information about these and other discounts is available from your financial professional and in the section entitled “Share Classes” on page 82 of the Target Fund’s prospectus and “How to Purchase Shares and Reduce Sales Charges” on page 44 of the Target Fund’s SAI.  For the Acquiring Fund, more information about these and other discounts is available from your financial professional and in the section entitled “Investing with Touchstone—Class A Shares—Letter of Intent” on page 152 of this Joint Proxy Statement/Prospectus and in the Acquiring Fund’s SAI on page 46.

SHAREHOLDER FEES
 (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	Wire Redemption Fee
Sentinel International Equity Fund – Class A Shares	5.00%	None	None
Touchstone International Equity Fund – Class A Shares Pro Forma	5.75%(1)	None(2)	up to $15

Sentinel International Equity Fund – Class C Shares	None	1.00%(2)	None
Touchstone International Equity Fund – Class C Shares Pro Forma	None	1.00%(2)	up to $15

Sentinel International Equity Fund – Class I Shares	None	None	None
Touchstone International Equity Fund – Class Y Shares Pro Forma	None	None	up to $15

Sentinel International Equity Fund – Class T Shares	2.50%	None	None
Touchstone International Equity Fund – Class T Shares Pro Forma	2.50%	None	up to $15

(1)	No sales charge will be imposed on the Class A and Class T shares of the Acquiring Fund received in connection with the Reorganization.

(2)
A deferred sales charge of 1% applies to certain redemptions of Class A shares made within twelve months of purchase if the shares were purchased without an initial sales charge as part of an investment of $1 million or more.  If you hold load-waived Class A shares or Class C shares of the Target Fund, the Acquiring Fund will look to the date of purchase of your Target Fund shares for purposes of assessing deferred sales charges on shares received in the Reorganization.

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)

	Sentinel International Equity Fund Class A	Touchstone International Equity Fund Pro Forma Class A
Management Fees	0.70%	0.70%
Distribution/Service (12b-1) Fees	0.25%	0.25%
Other Expenses	0.41%	0.52%(1)
Acquired Fund Fees and Expenses(2)	0.01%	0.01%(1)
Total Annual Fund Operating Expenses	1.37%	1.48%
Fee Waiver	None	(0.11%)(3)
Total Annual Fund Operating Expenses After Fee Waiver	1.37%	1.37%

ANNUAL FUND OPERATING EXPENSES
 (expenses that you pay each year as a percentage of the value of your investment)

	Sentinel International Equity Fund Class C	Touchstone International Equity Fund Pro Forma Class C
Management Fees	0.70%	0.70%
Distribution/Service (12b-1) Fees	1.00%	1.00%
Other Expenses	0.79%	0.96%(1)
Acquired Fund Fees and Expenses(2)	0.01%	0.01%(1)
Total Annual Fund Operating Expenses	2.50%	2.67%
Fee Waiver	None	(0.17%)(3)
Total Annual Fund Operating Expenses After Fee Waiver	2.50%	2.50%

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)

	Sentinel International Equity Fund Class I	Touchstone International Equity Fund Pro Forma Class Y
Management Fees	0.70%	0.70%
Distribution/Service (12b-1) Fees	None	None
Other Expenses	0.29%	0.41%(1)
Acquired Fund Fees and Expenses(2)	0.01%	0.01%(1)
Total Annual Fund Operating Expenses	1.00%	1.12%
Fee Waiver	None(4)	(0.12%)(3)
Total Annual Fund Operating Expenses After Fee Waiver	1.00%	1.00%

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)

	Sentinel International Equity Fund Class T	Touchstone International Equity Fund Pro Forma Class T
Management Fees	0.70%	0.70%
Distribution/Service (12b-1) Fees	0.25%	0.25%
Other Expenses(5)	2.40%	0.52%
Acquired Fund Fees and Expenses(5)	0.01%	0.01%
Total Annual Fund Operating Expenses	3.36%	1.48%
Fee Waiver	(1.99)%(6)	(0.11)%(3)
Total Annual Fund Operating Expenses After Fee Waiver	1.37%	1.37%

(1)
Other Expenses and Acquired Fund Fees and Expenses are estimated based on fees and expenses of the Acquiring Fund, assuming the Reorganization had been consummated as of the beginning of the 12-month period ended November 30, 2016.

(2)
Acquired Fund Fees and Expenses are expenses indirectly incurred by the Fund through its investments in one or more underlying funds, including money market funds. Because these costs are indirect, the Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets in the Fund’s most recent annual report.

(3)
Effective upon consummation of the Reorganization, Touchstone Advisors has agreed to waive a portion of its fees or reimburse certain Fund expenses (excluding dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment related expenses; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses,” if any; and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual Fund operating expenses to 1.36%, 2.49%, 0.99% and 1.36% of average daily net assets for Classes A, C, Y and T shares, respectively. The agreement will remain in effect for at least two years following the closing of the Reorganization.  The terms of the contractual expense limitation agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Touchstone Funds Board, such amounts waived or reimbursed for a period of up to three years from the date of reimbursement or waiver. The Fund will make repayments to Touchstone Advisors only if such repayment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed both (1) the expense limitation in place when such amounts were waived and (2) the Fund’s current expense limitation. Additional information regarding the expense limit is provided under the section entitled “The Funds’ Management—Expense Limitation Agreement.”

(4)
Sentinel has contractually agreed to reimburse certain expenses paid by the Class I shares of the Target Funds to the extent necessary to prevent the total annual fund operating expense ratio of the Class I shares of the Target Funds, on an annualized basis, from exceeding the total annual fund operating expense ratio of the Class A shares of the same Fund. This agreement will continue through March 31, 2018. This agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of Sentinel Funds. Additional information regarding the expense limit is provided under the section entitled “The Funds’ Management—Expense Limitation Agreement.” Fees waived and expenses reimbursed by Sentinel prior to the closing of the Reorganization may not be recouped by Sentinel or Touchstone Advisors following the closing of the Reorganization.

(5)
Class T shares have not commenced operations as of the date of this Joint Proxy Statement/Prospectus. For the Target Fund, Other Expenses and Acquired Fund Fees and Expenses are estimated based on fees and expenses incurred by the Fund during its most recent fiscal year and, for the Pro Forma Acquiring Fund, assuming the Reorganization had been consummated as of the beginning of the 12-month period ended November 30, 2016. Other Expenses for Class T shares of the Target Fund are based on actual expenses of an existing share class, adjusted to reflect the anticipated assets of the Class T shares at inception.

(6)
Sentinel has contractually agreed to waive fees and/or reimburse certain expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding Acquired Fund Fees and Expenses) for Class T shares, on an annualized basis, to 1.36% of average daily net assets attributable to Class T shares through March 31, 2018. This agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund.

Expense Examples.  The examples below are intended to help you compare the cost of investing in the Target Funds with the pro forma cost of investing in the Acquiring Funds.  The examples assume that you invest $10,000 in each Fund and then either (i) sell all of your shares at the end of each period indicated below or (ii) keep all of your shares at the end of each period indicated below.  The examples also assume that your investment has a 5% annual return and that operating expenses (before fee waivers and expense reimbursements) remain the same. These examples also assume that the expense limitation agreement reflected in the Annual Fund Operating Expenses tables above for the Sentinel International Equity Fund will remain in place for one year and the expense limitation agreement for the Acquiring Fund will be in place for two years following the closing of the Reorganization.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares
Sentinel International Equity Fund	$633	$912	$1,212	$2,064
Touchstone International Equity Fund Pro Forma	$706	$995	$1,316	$2,224
Class C Shares
Sentinel International Equity Fund	$353	$779	$1,331	$2,836
Touchstone International Equity Fund Pro Forma	$353	$796	$1,384	$2,977
Class I/Class Y Shares
Sentinel International Equity Fund	$102	$318	$552	$1,225
Touchstone International Equity Fund Pro Forma	$102	$332	$593	$1,341
Class T Shares
Sentinel International Equity Fund	$386	$1,076	$1,789	$3,676
Touchstone International Equity Fund Pro Forma	$386	$685	$1,017	$1,955

If shares are not redeemed:(1)	1 Year	3 Years	5 Years	10 Years
Class C Shares
Sentinel International Equity Fund	$253	$779	$1,331	$2,836
Touchstone International Equity Fund Pro Forma	$253	$796	$1,384	$2,977

(1)	For holders of all other classes, the costs are the same as set forth above

How do the performance records of the Target Funds and the Acquiring Fund compare?

The Acquiring Fund has no performance history.  The Target Fund will be the accounting and performance survivor of the Reorganization. The bar charts and the performance tables below provide some indication of the risks of an investment in the Acquiring Fund by showing how the Target Fund’s performance has varied from year to year and by showing how each Target Fund’s average annual returns compare with a broad measure of market performance. Performance of the Target Fund’s Class A shares prior to June 30, 2012, has not been adjusted to reflect the decrease in the maximum 12b-1 fee from 0.30% to 0.25%. If it had, those returns would be higher. Performance of the Target Fund’s Class I shares prior to August 27, 2007 (the inception date for the Class I shares) is based on the Target Fund’s Class A share performance, restated to reflect that Class I shares are offered without a sales charge. The Target Fund’s past performance, before and after taxes, does not necessarily represent how the corresponding Acquiring Fund will perform in the future. Performance information for Class T shares of the Target Fund and the Acquiring Fund is not available because they have not commenced operations as of the date of the Joint Proxy Statement/Prospectus.  Updated performance information for the Target Fund is available on the Target Fund’s website at www.sentinelinvestments.com or by calling 800.282.3863.

Class A Shares

Best Quarter: Second Quarter, 2009 24.26%	Worst Quarter: Third Quarter, 2011 (21.09%)

The Sentinel International Equity Fund’s calendar year-to-date total return for Class A shares as of June 30, 2017 was 16.57%.

Average Annual Total Returns
 For the Periods Ended December 31, 2016

Sentinel International Equity Fund	Inception Date	1 Year	5 Years	10 Years
Class A (return before taxes)	03/01/1993	(6.54%)	6.08%	1.07%
Class A (return after taxes on distributions)	03/01/1993	(6.69%)	4.89%	0.26%
Class A (return after taxes on distributions and sale of fund shares)	03/01/1993	(3.59%)	4.73%	0.90%
Class C (return before taxes)	05/04/1998	(3.69%)	5.69%	0.24%
Class I (return before taxes)	08/27/2007	(1.29%)	7.67%	1.98%
MSCI EAFE (Morgan Stanley Capital International Europe, Australasia, Far East) Index(1) (reflects no deduction for fees, expenses or taxes)	N/A	1.00%	6.53%	0.75%

(1)
The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Fund uses the net version of the Index, which reflects reinvested dividends which have been subject to the maximum non-U.S. tax rate applicable.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.  If you hold your Fund shares through a tax-advantaged arrangement, such as an individual retirement account or a 401(k) plan, the after-tax returns do not apply to your situation.

How do the investment goals and principal investment strategies of the Funds compare?

The investment goals and principal investment strategies of the Sentinel International Equity Fund and the Touchstone International Equity Fund, along with descriptions of certain differences between the Funds’ investment goals and principal investment strategies, are set forth in the table below.

Each Fund’s investment goal is non-fundamental, and may be changed by the applicable Board without shareholder approval. Shareholders of the Sentinel International Equity Fund will be given at least 30 days’ notice before any such change is made, and shareholders of the Touchstone International Equity Fund will be notified at least 60 days before any such change takes effect.

	Sentinel International Equity Fund	Touchstone International Equity Fund	Differences
Investment Goal(s):	The Fund seeks growth of capital.	The Fund seeks growth of capital.	—
Principal Investment Strategy:	The Fund normally invests at least 80% of its net assets in equity securities. The Fund will normally be invested in ten or more foreign countries and may invest up to 40% of its assets in any one country.	The Fund normally invests at least 80% of its assets in equity securities. The Fund will normally be invested in ten or more foreign countries and may invest up to 40% of its assets in any one country.	—
Fixed Income Securities:	The Fund may invest in convertible or debt securities rated Baa or higher by Moody’s Investors Service, Inc. or BBB or higher by Standard & Poor’s.	The Fund may invest in convertible or debt securities rated Baa or higher by Moody’s Investors Service, Inc. or BBB or higher by Standard & Poor’s.	—

Additional Information About the Funds’ Principal Investment Strategies

Target Fund.  Normally, at least 75% of the Target Fund’s total assets are invested in securities of non-U.S. issuers selected by Sentinel mainly for their long-term capital growth prospects. The remaining 25% may be invested in companies organized in the United States that have at least 50% of their assets and/or revenues outside the United States. The Fund focuses its investments on developed foreign countries, but may invest up to 25% of its total assets in emerging markets. It normally will have substantial investments in European countries. The Fund also expects to purchase American Depositary Receipts (ADRs) and Global Depositary Receipts in bearer form, which are designed for use in non-U.S. securities markets.

Sentinel employs a fundamental, bottom up approach to building its international equity portfolio. The process starts with a regular quantitative screening in order to narrow the investable universe. Stocks are then analyzed based on the following five fundamental factors:  business quality, valuation, growth, management, and balance sheet strength. Risk is managed through portfolio diversification, by individual issuer, sector and country.

The Target Fund generally may sell a security when there is a deterioration of one or more of the five factors described above or when the portfolio manager identifies a more favorable investment opportunity. The Fund may also sell a security to meet redemptions or for tax management purposes.

Acquiring Fund.  The Acquiring Fund normally invests at least 80% of its assets in equity securities. The Fund invests primarily in common stocks of established companies located in or that conduct their business mainly in one or more foreign countries, which may include emerging markets. The Fund will normally be invested in ten or more foreign countries and may invest up to 40% of its assets in any one country if the Fund’s sub-advisor feels that economic and business conditions make it appropriate to do so. The Fund focuses its investments on developed foreign countries, but may invest up to 25% of its total assets in emerging markets. It normally will have substantial investments in European countries. Normally, at least 75% of the Fund’s total assets are invested in securities of non-U.S. issuers selected by the sub-advisor mainly for their long-term capital growth prospects. The remaining 25% may be invested in companies organized in the United States that have at least 50% of their assets and/or revenues outside the United States. The Fund also expects to purchase American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) in bearer form, which are designed for use in non-U.S. securities markets.

The Acquiring Fund also may invest in convertible or debt securities rated Baa or higher by Moody’s Investors Service, Inc. or BBB or higher by Standard & Poor’s.

The Acquiring Fund’s sub-advisor employs a fundamental, bottom up approach to building its international equity portfolio. The process starts with a regular quantitative screening in order to narrow the investable universe. Stocks are then analyzed based on the following five fundamental factors:  business quality, valuation, growth, management, and balance sheet strength. Risk is managed through portfolio diversification, by individual issuer, sector and country.

The Acquiring Fund generally may sell a security when there is a deterioration of one or more of the five factors described above or when the portfolio manager identifies a more favorable investment opportunity. The Fund may also sell a security to meet redemptions or for tax management purposes.

How do the principal risks of investing in the Funds compare?

An investment in each Fund is subject to equity securities (stock market) risk, foreign securities risk including emerging markets risk and sector risk.  For more information on the Funds’ principal risks, see “Comparison of Principal Risks.”

Who will be the Advisor, Sub-Advisor and Portfolio Managers of my Fund after the Reorganization?

Sentinel is the investment advisor to Sentinel International Equity Fund. The portfolio manager of Sentinel International Equity Fund is Andrew Boczek.

After the Reorganization, Touchstone Advisors will serve as the investment advisor and Fort Washington will serve as the sub-advisor to Touchstone International Equity Fund.   Mr. Boczek is expected to continue as the portfolio manager of the Fund as an employee of Fort Washington. For additional information regarding the advisor, sub-advisor and portfolio managers listed above, please see the section entitled “The Funds’ Management—Investment Advisor” and “The Funds’ Management—Sub-Advisors and Portfolio Managers.”

What are the portfolio turnover rates of the Funds?

A Fund pays transaction costs, such as brokerage commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect a Fund’s performance.  During the fiscal year ended November 30, 2016, the Target Fund’s portfolio turnover rate was 36% of the average value of its portfolio.  The Acquiring Fund will not commence operations until the consummation of the Reorganization but is expected to have a similar portfolio turnover rate in light of the continuity of portfolio management.

Will there be any repositioning of the portfolio after the Reorganization?

In light of the continuity of portfolio management, there is not expected to be any material repositioning of the Fund’s portfolio after the Reorganization (less than 5% of the assets of the Fund).  In addition, the Target Fund before the Reorganization and the Acquiring Fund after the Reorganization may buy and sell portfolio securities in the ordinary course consistent with their respective investment strategies.

SYNOPSIS:  REORGANIZATION OF SENTINEL SMALL COMPANY FUND INTO TOUCHSTONE SMALL COMPANY FUND

What class of shares of the Acquiring Fund will I receive in the Reorganization?

Shareholders of the Sentinel Small Company  Fund will receive shares of Touchstone Small Company Fund, as follows:

Sentinel Small Company Fund	Touchstone Small Company Fund
Class A	Class A
Class C	Class C
Class I	Class Y
Class R6	Class R6
Class T	Class T

How do the fees and expenses of the Target Fund and the Acquiring Fund compare?

The tables below describe the fees and expenses that you pay if you buy and hold shares of Sentinel Small Company Fund and the pro forma fees and expenses that you may pay if you buy and hold shares of the corresponding Touchstone Small Company Fund after giving effect to the Reorganization.  The pro forma expense ratios project anticipated expenses, but actual expenses may be greater or less than those shown.  Expenses for the Class A, Class C, Class I and Class R6 shares of the Sentinel Small Company Fund are based on the operating expenses incurred by each class of shares of the Fund as of the fiscal year ended November 30, 2016.  Class T shares of the Sentinel Small Company Fund have not commenced operations as of the date of this Joint Proxy Statement/Prospectus, and therefore expenses for the Fund’s Class T shares are estimated based on the operating expenses incurred by the Fund during its most recent fiscal year. Pro forma fees and expense of Touchstone Small Company Fund are estimated based on the assets of Sentinel Small Company Fund as of November 30, 2016.

The Sentinel Funds’ policies and procedures applicable to purchases, exchanges and redemptions are generally comparable to those of the Touchstone Funds; however, following the Reorganizations, purchases, exchanges and redemptions of Touchstone Fund shares may be subject to fees, charges, expenses and limitations that differ from those applicable to the Target Funds. See generally “Investing with Touchstone” on page 149.  No sales charge will be imposed on the Class A and Class T shares of the Acquiring Fund received in connection with the Reorganization.  In addition, you may qualify for sales charge discounts for Class A shares if you and your family invest, or agree to invest in the future, at least $25,000 or more in the Sentinel Funds or $50,000 or more in the Touchstone Funds.  You may qualify for sales charge discounts if you invest at least $250,000 in a single transaction in Sentinel Fund or Touchstone Fund Class T shares.  For the Target Fund, more information about these and other discounts is available from your financial professional and in the section entitled “Share Classes” on page 82 of the Target Fund’s prospectus and “How to Purchase Shares and Reduce Sales Charges” on page 44 of the Target Fund’s SAI.  For the Acquiring Fund, more information about these and other discounts is available from your financial professional and in the section entitled “Investing with Touchstone—Class A Shares—Letter of Intent” on page 152 of this Joint Proxy Statement/Prospectus and in the Acquiring Fund’s SAI on page 46.

SHAREHOLDER FEES
(fees paid directly from your investment)

	Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	Wire Redemption Fee
Sentinel Small Company Fund – Class A	5.00%	None	None
Touchstone Small Company Fund – Class A Pro Forma	5.75%(1)	None(2)	up to $15

Sentinel Small Company Fund – Class C	None	1.00%(2)	None
Touchstone Small Company Fund – Class C Pro Forma	None	1.00%(2)	up to $15

Sentinel Small Company Fund – Class I	None	None	None
Touchstone Small Company Fund – Class Y Pro Forma	None	None	up to $15

Sentinel Small Company Fund – Class R6	None	None	None
Touchstone Small Company Fund – Class R6 Pro Forma	None	None	up to $15

Sentinel Small Company Fund – Class T	2.50%	None	None
Touchstone Small Company Fund – Class T Pro Forma	2.50%	None	up to $15

(1)	No sales charge will be imposed on the Class A and Class T shares of the Acquiring Fund received in connection with the Reorganization.

(2)
A deferred sales charge of 1% applies to certain redemptions of Class A shares made within twelve months of purchase if the shares were purchased without an initial sales charge as part of an investment of $1 million or more.  If you hold load-waived Class A shares or Class C shares of the Target Fund, the Acquiring Fund will look to the date of purchase of your Target Fund shares for purposes of assessing deferred sales charges on shares received in the Reorganization.

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)

	Sentinel Small Company Fund (Class A)	Touchstone Small Company Fund Pro Forma (Class A)
Management Fees	0.67%	0.67%
Distribution/Service (12b-1) Fees	0.25%(1)	0.25%
Other Expenses	0.30%	0.37%(2)
Acquired Fund Fees and Expenses(3)	0.01%	0.01%(2)
Total Annual Fund Operating Expenses	1.23%	1.30%
Fee Waiver	None	(0.07%)(4)
Total Annual Fund Operating Expenses After Fee Waiver	1.23%	1.23%

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)

	Sentinel Small Company Fund (Class C)	Touchstone Small Company Fund Pro Forma (Class C)
Management Fees	0.67%	0.67%
Distribution/Service (12b-1) Fees	1.00%	1.00%
Other Expenses	0.28%	0.35%(2)
Acquired Fund Fees and Expenses(3)	0.01%	0.01%(2)
Total Annual Fund Operating Expenses	1.96%	2.03%
Fee Waiver	None	(0.07%)(4)
Total Annual Fund Operating Expenses After Fee Waiver	1.96%	1.96%

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)

	Sentinel Small Company Fund (Class I)	Touchstone Small Company Fund Pro Forma (Class Y)
Management Fees	0.67%	0.67%
Distribution/Service (12b-1) Fees	None	None
Other Expenses	0.22%	0.29%(2)
Acquired Fund Fees and Expenses (3)	0.01%	0.01%(2)
Total Annual Fund Operating Expenses	0.90%	0.97%
Fee Waiver	—(5)	(0.07%)(4)
Total Annual Fund Operating Expenses After Fee Waiver	0.90%	0.90%

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)

	Sentinel Small Company Fund (Class R6)	Touchstone Small Company Fund Pro Forma (Class R6)
Management Fees	0.67%	0.67%
Distribution/Service (12b-1) Fees	None	None
Other Expenses	0.32%	0.49%(2)
Acquired Fund Fees and Expenses(3)	0.01%	0.01%(2)
Total Annual Fund Operating Expenses	1.00%	1.17%
Fee Waiver	(0.26%)(6)	(0.43%)(4)
Total Annual Fund Operating Expenses After Fee Waiver	0.74%	0.74%

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a percentage of the value of your investment)

	Sentinel Small Company Fund (Class T)	Touchstone Small Company Fund Pro Forma (Class T)
Management Fees	0.67%	0.67%
Distribution/Service (12b-1) Fees	0.25%	0.25%
Other Expenses(7)	2.40%	0.37%
Acquired Fund Fees and Expenses(7)	0.01%	0.01%
Total Annual Fund Operating Expenses	3.33%	1.30%
Fee Waiver	(2.10)%(8)	(0.07%)(4)
Total Annual Fund Operating Expenses After Fee Waiver	1.23%	1.23%

(1)	Rule 12b-1 fees have been restated from actual fiscal year amounts to reflect the maximum fee payable under the applicable distribution plan for such share class.

(2)
Other Expenses and Acquired Fund Fees and Expenses are estimated based on fees and expenses of the Acquiring Fund, assuming the Reorganization had been consummated as of the beginning of the 12-month period ended November 30, 2016.

(3)
Acquired Fund Fees and Expenses are expenses indirectly incurred by the Fund through its investments in one or more underlying funds, including money market funds. Because these costs are indirect, the Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets in the Fund’s most recent annual report.

(4)
Effective upon consummation of the Reorganization, Touchstone Advisors has agreed to waive a portion of its fees or reimburse certain Fund expenses (excluding dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment related expenses; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses,” if any; and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual Fund operating expenses to 1.22%, 1.95%, 0.89%, 0.73% and 1.22% of average daily net assets for Classes A, C, Y, R6 and T shares, respectively. The agreement will remain in effect for at least two years following the closing of the Reorganization.  The terms of the contractual expense limitation agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Touchstone Funds Board, such amounts waived or reimbursed for a period of up to three years from the date of reimbursement or waiver. The Fund will make repayments to Touchstone Advisors only if such repayment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed both (1) the expense limitation in place when such amounts were waived and (2) the Fund’s current expense limitation. Additional information regarding the expense limit is provided under the section entitled “The Funds’ Management—Expense Limitation Agreement.”

(5)
Sentinel has contractually agreed to reimburse certain expenses paid by the Class I shares of the Target Funds to the extent necessary to prevent the total annual fund operating expense ratio of the Class I shares of the Target Funds, on an annualized basis, from exceeding the total annual fund operating expense ratio of the Class A shares of the same Fund. This agreement will continue through March 31, 2018. This agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Sentinel Funds. Additional information regarding the expense limit is provided under the section entitled “The Funds’ Management—Expense Limitation Agreement.” Fees waived and expenses reimbursed by Sentinel prior to the closing of the Reorganization may not be recouped by Sentinel or Touchstone Advisors following the closing of the Reorganization.

(6)
Sentinel has contractually agreed to waive fees and/or reimburse certain expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for Class R6 and Class T shares of the Small Company Fund, on an annualized basis, to 0.73% and 1.20% of average daily net assets attributable to Class R6 and Class T shares, respectively, through March 31, 2018. This agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of Sentinel Funds. Additional information regarding the expense limit is provided under the section entitled “The Funds’ Management—Expense Limitation Agreement.” Fees waived and expenses reimbursed by Sentinel prior to the closing of the Reorganization may not be recouped by Sentinel or Touchstone Advisors following the closing of the Reorganization.

(7)
Class T shares have not commenced operations as of the date of this Joint Proxy Statement/Prospectus. For the Target Fund, Other Expenses and Acquired Fund Fees and Expenses are estimated based on fees and expenses incurred by the Fund during its most recent fiscal year and, for the Pro Forma Acquiring Fund, assuming the Reorganization had been consummated as of the beginning of the 12-month period ended November 30, 2016. Other Expenses for Class T shares of the Target Fund are based on actual expenses of an existing share class, adjusted to reflect the anticipated assets of the Class T shares at inception.

(8)
Sentinel has contractually agreed to waive fees and/or reimburse certain expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding Acquired Fund Fees and Expenses) for Class T shares, on an annualized basis, to 1.22% of average daily net assets attributable to Class T shares through March 31, 2018. This agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Fund.

Expense Examples.  The examples below are intended to help you compare the cost of investing in the Target Fund with the pro forma cost of investing in the Acquiring Fund.  The examples assume that you invest $10,000 in each Fund and then either (i) sell all of your shares at the end of each period indicated below or (ii) keep all of your shares at the end of each period indicated below.  The examples also assume that your investment has a 5% annual return and that operating expenses (before fee waivers and expense reimbursements) remain the same.  These examples also assume that the expense limitation agreement reflected in the Annual Fund Operating Expenses tables above for the Sentinel Small Company Fund will remain in place for one year and the expense limitation agreement for the Acquiring Fund will be in place for two years following the closing of the Reorganization.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Class A Shares
Sentinel Small Company Fund	$619	$871	$1,142	$1,914
Touchstone Small Company Fund Pro Forma	$693	$950	$1,234	$2,041
Class C Shares
Sentinel Small Company Fund	$299	$615	$1,057	$2,285
Touchstone Small Company Fund Pro Forma	$299	$623	$1,080	$2,347
Class I Shares/Class Y Shares
Sentinel Small Company Fund	$92	$287	$498	$1,108
Touchstone Small Company Fund Pro Forma	$92	$295	$522	$1,177
Class R6 Shares
Sentinel Small Company Fund	$76	$293	$527	$1,201
Touchstone Small Company Fund Pro Forma	$76	$284	$558	$1,341
Class T Shares
Sentinel Small Company Fund	$372	$1,057	$1,766	$3,642
Touchstone Small Company Fund Pro Forma	$372	$638	$932	$1,766

If shares are not redeemed:(1)	1 Year	3 Years	5 Years	10 Years
Class C Shares
Sentinel Small Company Fund	$199	$615	$1,057	$2,285
Touchstone Small Company Fund Pro Forma	$199	$623	$1,080	$2,347

(1)	For holders of all other classes, the costs are the same as set forth above.

How do the performance records of the Target Funds and the Acquiring Fund compare?

The Acquiring Fund has no performance history and will adopt the performance history of the Target Fund. The bar charts and the performance tables below provide some indication of the risks of an investment in the Acquiring Fund by showing how the Target Fund’s performance has varied from year to year and by showing how each Target Fund’s average annual returns compare with a broad measure of market performance. Performance of the Target Fund’s Class A shares prior to March 30, 2016, has not been adjusted to reflect the decrease in the maximum 12b-1 fee from 0.30% to 0.25%. If it had, those returns would be higher. The Target Fund’s Class I share performance prior to May 4, 2007 (the inception date for the Class I shares) is based on the Target Fund’s Class A share performance, restated to reflect that Target Fund’s Class I shares are offered without a sales charge. Performance of the Target Fund’s Class R6 shares prior to December 23, 2014 (the inception date for the Class R6 shares) is based on the Target Fund’s Class A share performance, restated to reflect that Class R6 shares are offered without a sales charge. The Target Fund’s past performance, before and after taxes, does not necessarily represent how the corresponding Acquiring Fund will perform in the future. Performance information for Class T shares of the Target Fund and the Acquiring Fund is not available because they have not commenced operations as of the date of the Joint Proxy Statement/Prospectus.  Updated performance information for the Target Fund is available on the Target Fund’s website at www.sentinelinvestments.com or by calling 800.282.3863.

Class A Shares

Best Quarter: Third Quarter, 2009 15.93%	Worst Quarter: Fourth Quarter, 2008 (24.08%)

The Sentinel Small Company Fund’s calendar year-to-date total return for Class A shares as of June 30, 2017 was 8.04%.

Average Annual Total Returns
 For the Periods Ended December 31, 2016

Sentinel Small Company Fund	Inception Date	1 Year	5 Years	10 Years
Class A (return before taxes)	03/01/1993	13.30%	12.16%	7.67%
Class A (return after taxes on distributions)	03/01/1993	11.16%	7.57%	5.12%
Class A (return after taxes on distributions and sale of fund shares)	03/01/1993	9.32%	9.21%	5.95%
Class C (return before taxes)	07/09/2001	17.51%	12.51%	7.40%
Class I (return before taxes)	05/04/2007	19.68%	13.69%	8.64%
Class R6 (return before taxes)	12/23/2014	19.74%	13.53%	8.34%
Russell 2000® Index(1) (reflects no deduction for fees, expenses or taxes)	N/A	21.31%	14.46%	7.07%

(1)	The Russell 2000® Index measures the performance of 2000 small-cap companies within the U.S. equity universe.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.  If you hold your Fund shares through a tax-advantaged arrangement, such as an individual retirement account or a 401(k) plan, the after-tax returns do not apply to your situation.

How do the investment goals and principal investment strategies of the Funds compare?

The investment goals and principal investment strategies of the Sentinel Small Company Fund and the Touchstone Small Company Fund, along with descriptions of certain differences between the Funds’ investment goals and principal investment strategies, are set forth in the table below.

The investment goal of the Sentinel Small Company Fund is a fundamental investment policy of the Fund that cannot be changed without the consent of the holders of a majority of the outstanding shares of the Fund. The term “majority of the outstanding shares” means the vote of (i) 67% or more of a Fund’s shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of a Fund’s outstanding shares, whichever is less.  The investment goal of the Touchstone Small Company Fund is non-fundamental, and may be changed by the Touchstone Funds Board without shareholder approval. Shareholders of the Fund will be notified at least 60 days before any such change takes effect.

	Sentinel Small Company Fund	Touchstone Small Company Fund	Differences
Investment Goal(s):	The Fund seeks growth of capital.	The Fund seeks growth of capital.	—
Principal Investment Strategy:	The Fund normally invests at least 80% of its net assets in small-capitalization companies. For this purpose, small capitalization companies are companies that have, at the time of purchase, market capitalizations of less than $4 billion at the time of purchase. At times the Fund may have less than 80% of its investments in companies with a market cap of less than $4 billion due to market appreciation.	The Fund normally invests at least 80% of its net assets in small-capitalization companies. For this purpose, small capitalization companies are companies that have, at the time of purchase, market capitalizations of less than $4 billion at the time of purchase. At times the Fund may have less than 80% of its investments in companies with a market cap of less than $4 billion due to market appreciation.	—
Non-U.S. Investments:	The Fund may invest without limitation in foreign securities, although only where the securities are trading in the U.S. or Canada and only where trading is denominated in U.S. or Canadian dollars.	The Fund may invest without limitation in foreign securities, although only where the securities are trading in the U.S. or Canada and only where trading is denominated in U.S. or Canadian dollars.	—
Sector or Industry Focus:	Up to 25% of the Fund’s assets may be invested in securities within a single industry. The Fund attempts to be well-balanced across major economic sectors. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors.	Up to 25% of the Fund’s assets may be invested in securities within a single industry. The Fund attempts to be well-balanced across major economic sectors. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors.	—

Additional Information About the Funds’ Principal Investment Strategies

Target Fund.  The Target Fund seeks to invest primarily in common stocks of small companies that Sentinel believes are high quality, have superior business models, solid management teams, sustainable growth potential and are attractively valued. The Fund would typically sell a security if the portfolio managers believe it is overvalued, if the original investment premise is no longer true, if the holding size exceeds the portfolio managers’ company or sector weighting guidelines and/or to take advantage of a more attractive investment opportunity. The Fund may also sell a partial position in a security in order to manage the size of the position. A security may also be sold to meet redemptions.

Acquiring Fund.  The Fund seeks to invest primarily in common stocks of small companies that the sub-advisor believes are high quality, have superior business models, solid management teams, sustainable growth potential and are attractively valued. The Fund may invest without limitation in foreign securities, although only where the securities are trading in the U.S. or Canada and only where trading is denominated in U.S. or Canadian dollars.

Up to 25% of the Acquiring Fund’s assets may be invested in securities within a single industry. The Fund attempts to be well-balanced across major economic sectors. Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors.

At times the Acquiring Fund may have less than 80% of its investments in companies with a market cap of less than $4 billion due to market appreciation.

The Acquiring Fund would typically sell a security if the portfolio managers believe it is overvalued, if the original investment premise is no longer true, if the holding size exceeds the portfolio managers’ company or sector weighting guidelines and/or to take advantage of a more attractive investment opportunity. The Fund may also sell a partial position in a security in order to manage the size of the position. A security may also be sold to meet redemptions.

How do the principal risks of investing in the Funds compare?

An investment in each Fund is subject to equity securities (stock market) risk including small cap risk, foreign securities risk and sector risk.  An investment in the Sentinel Small Company Fund is also subject to illiquid securities risk and investment style risk.  An investment in the Touchstone Small Company Fund is also subject to management risk.  For more information on the Funds’ principal risks, see “Comparison of Principal Risks.”

Who will be the Advisor, Sub-Advisor and Portfolio Managers of my Fund after the Reorganization?

Sentinel is the investment advisor to Sentinel Small Company Fund. The portfolio manager of Sentinel Small Company Fund is Jason Ronovech.

After the Reorganization, Touchstone Advisors will serve as the investment advisor and Fort Washington will serve as the sub-advisor to Touchstone Small Company Fund.   Mr. Ronovech is expected to remain as the portfolio manager of the Fund as an employee of Fort Washington. For additional information regarding the advisor, sub-advisor and portfolio managers listed above, please see the section entitled “The Funds’ Management—Investment Advisor” and “The Funds’ Management—Sub-Advisors and Portfolio Managers.”

What are the portfolio turnover rate of the Funds?

A Fund pays transaction costs, such as brokerage commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect a Fund’s performance.  During the fiscal year ended November 30, 2016, the Target Fund’s portfolio turnover rate was 61% of the average value of its portfolio.  The Acquiring Fund will not commence operations until the consummation of the Reorganization, but its portfolio turnover rate is expected to be similar to the Target Fund in light of the continuity of portfolio management.

Will there be any repositioning of the portfolio after the Reorganization?

In light of the continuity of portfolio management, there is not expected to be any material repositioning of the Fund’s portfolio after the Reorganization (less than 5% of the assets of the Fund).  In addition, the Target Fund before the Reorganization and the Acquiring Fund after the Reorganization may buy and sell portfolio securities in the ordinary course consistent with their respective investment strategies.

COMPARISON OF PRINCIPAL RISKS

Each Target Fund and corresponding Acquiring Fund have similar, but not identical principal risks.  The principal risks applicable to each Fund are summarized below. The Sentinel Funds and Touchstone Funds are separate fund complexes with different historical disclosure practices. Accordingly, certain differences between the Target Funds and Acquiring Funds are attributable primarily to differing historical practices. The table below is not intended to provide shareholders with any indication of the Funds’ relative risk/return profiles. Shareholders should instead refer to the narrative descriptions of the Funds’ principal risks that follow the table below.

Principal Risk	Sentinel Government Securities	Touchstone Active Bond	Sentinel Total Return Bond	Touchstone Active Bond	Sentinel Low Duration Bond	Touchstone Ultra Short Duration Fixed Income	Sentinel Multi Asset Income	Touchstone Flexible Income	Sentinel Sustainable Core Opportunities	Touchstone Sustainability and Impact Equity	Sentinel Balanced	Touchstone Balanced	Sentinel Common Stock	Touchstone Large Cap Focused	Sentinel International Equity	Touchstone International Equity	Sentinel Small Company	Touchstone Small Company
Asset Allocation Risk							✓				✓
Convertible Securities Risk								✓		✓
Derivatives Risk	✓	✓	✓	✓	✓		✓	✓			✓	✓
• Forward Currency Exchange Contract Risk		✓		✓				✓
• Futures Contract Risk		✓		✓				✓				✓
• Options Risk		✓		✓				✓				✓
• Swap Agreements Risk		✓		✓				✓				✓
Equity Securities (Stock Market) Risk							✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
• Large Cap Risk								✓		✓		✓		✓
• Mid Cap Risk								✓		✓
• Preferred Stock Risk							✓	✓		✓
• Real Estate Investment Trust Risk							✓	✓
• Small Cap Risk								✓		✓							✓	✓
Fixed-Income Securities Risk	✓	✓	✓	✓	✓	✓	✓	✓			✓	✓
• Asset-Backed Securities Risk		✓		✓		✓		✓
Bank Loan Risk					✓

Principal Risk	Sentinel Government Securities	Touchstone Active Bond	Sentinel Total Return Bond	Touchstone Active Bond	Sentinel Low Duration Bond	Touchstone Ultra Short Duration Fixed Income	Sentinel Multi Asset Income	Touchstone Flexible Income	Sentinel Sustainable Core Opportunities	Touchstone Sustainability and Impact Equity	Sentinel Balanced	Touchstone Balanced	Sentinel Common Stock	Touchstone Large Cap Focused	Sentinel International Equity	Touchstone International Equity	Sentinel Small Company	Touchstone Small Company
• Corporate Loan/Bank Loan Risk					✓							✓
• Credit Risk		✓		✓		✓		✓				✓
• Distressed Securities Risk												✓
• Government (including U.S. Government Agency) Securities Risk	✓	✓	✓	✓	✓	✓		✓				✓
• Interest Rate Risk	✓	✓	✓	✓	✓	✓	✓	✓			✓	✓
• Investment-Grade Debt Securities Risk	✓	✓	✓	✓	✓	✓	✓	✓
• Mortgage-Backed Securities Risk	✓	✓	✓	✓	✓	✓	✓	✓			✓	✓
• Municipal Securities Risk			✓		✓	✓
• Non-Investment-Grade Debt Securities Risk		✓	✓	✓	✓		✓	✓			✓	✓
• Prepayment Risk						✓
Foreign Securities Risk		✓	✓		✓	✓		✓	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
• Depositary Receipts Risk			✓		✓				✓	✓	✓	✓	✓	✓	✓	✓
• Emerging Markets Risk		✓								✓		✓		✓	✓	✓
• Frontier Markets Risk										✓
• Sovereign Debt Risk		✓
Illiquid Securities Risk																	✓
Income Risk							✓
Inflation-Linked Investments Risk					✓

Principal Risk	Sentinel Government Securities	Touchstone Active Bond	Sentinel Total Return Bond	Touchstone Active Bond	Sentinel Low Duration Bond	Touchstone Ultra Short Duration Fixed Income	Sentinel Multi Asset Income	Touchstone Flexible Income	Sentinel Sustainable Core Opportunities	Touchstone Sustainability and Impact Equity	Sentinel Balanced	Touchstone Balanced	Sentinel Common Stock	Touchstone Large Cap Focused	Sentinel International Equity	Touchstone International Equity	Sentinel Small Company	Touchstone Small Company
Investment Style Risk									✓		✓		✓		✓		✓
Leverage Risk		✓		✓								✓
Management Risk		✓		✓		✓		✓		✓		✓		✓		✓		✓
Mortgage Dollar Roll Risk		✓		✓
Non-Diversification Risk														✓
Other Investment Companies and ETFs Risk			✓		✓		✓	✓		✓	✓
Portfolio Turnover Risk	✓	✓	✓	✓	✓	✓	✓	✓			✓	✓
Repurchase Agreement Risk						✓
Sector Risk							✓		✓		✓	✓	✓	✓	✓	✓	✓	✓
Short Sales Risk	✓		✓		✓		✓				✓
Sustainable/Responsible Investing Risk									✓	✓
To-Be-Announced (“TBA”) Securities Risk	✓		✓		✓		✓				✓
Utilities Industry Risk							✓

Asset Allocation Risk:  The Fund attempts to identify investment allocations that will provide consistent, quality performance for the Fund, but there is no guarantee that the allocations will produce the desired results. It is possible that the managers will focus on an asset class that performs poorly or underperforms other investments under various market conditions.

Convertible Securities Risk:  Convertible securities are subject to the risks of both debt securities and equity securities.  The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying security.

Derivatives Risk:  In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index.  The use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. Risks associated with derivatives may include correlation risk, which is the risk that the derivative does not correlate well with the security, index, or currency to which it relates.  Other risks include liquidity risk, which is the risk that the Fund may be unable to sell or close out the derivative due to an illiquid market, counterparty risk, which is the risk that the counterparty to a derivative instrument may be unwilling or unable to make required payments or otherwise meet its obligations, and leverage risk, which is the risk that a derivative could expose the Fund to magnified losses resulting from leverage.  The use of derivatives for hedging purposes may result in losses that partially or completely offset gains in portfolio positions.  Using derivatives can increase the volatility of the Fund’s share price.  For some derivatives, it is possible for the Fund to lose more than the amount invested in the derivative instrument.  Derivatives may, for federal income tax purposes, affect the character of gain and loss realized by the Fund, accelerate recognition of income to the Fund, affect the holding periods for certain of the Fund’s assets and defer recognition of certain of the Fund’s losses.  The Fund’s ability to invest in derivatives may be restricted by certain provisions of the federal income tax laws relating to the Fund’s qualification as a regulated investment company (“RIC”).  These additional risks could cause the Fund to experience losses to which it would otherwise not be subject.

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Forward Currency Exchange Contract Risk:  A forward foreign currency exchange contract is an agreement to buy or sell a specific currency at a future date and at a price set at the time of the contract.  Forward foreign currency exchange contracts may reduce the risk of loss from a change in value of a currency, but they also limit any potential gains and do not protect against fluctuations in the value of the underlying position and are subject to counterparty risk.  The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain.  Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a forward foreign currency contract.  Accordingly, the Fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if the sub-advisor’s predictions regarding the movement of foreign currency or securities markets prove inaccurate.  Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that the Fund will have flexibility to rollover a forward foreign currency contract upon its expiration if it desires to do so.  Additionally, there can be no assurance that the other party to the contract will perform its services under the contract.

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Futures Contracts Risk:  Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price.  An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option.  There are risks associated with these activities, including the following:  (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and futures options.

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Options Risk:  Options trading is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.  The value of options can be highly volatile, and their use can result in loss if the sub-advisor is incorrect in its expectation of price fluctuations.  The successful use of options for hedging purposes also depends in part on the ability of the sub-advisor to predict future price fluctuations and the degree of correlation between the options and securities markets.  When options are purchased over the counter, the Fund bears counterparty risk, which is the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such options may also be illiquid, and in such cases, the Fund may have difficulty closing out its position.

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Swap Agreement Risk:  Swap agreements (“swaps”) are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates.  Swaps may increase or decrease the overall volatility of the investments of the Fund and its share price.  The performance of swaps may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund.  If a swap calls for payments by the Fund, the Fund must be prepared to make such payments when due.  Additionally, if the counterparty’s creditworthiness declines, the value of a swap may decline.  If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults, or becomes insolvent, the Fund may not be able to recoup the money it expected to receive under the contract. Finally, a swap can be a form of leverage, which can magnify the Fund’s gains or losses.

Equity Securities (Stock Market) Risk:  The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments.  The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares.  These factors contribute to price volatility. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company’s assets in the event of liquidation.

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Large Cap Risk:  The Fund is subject to the risk that stocks of larger companies may underperform relative to those of small- and mid-sized companies.  Large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

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Mid Cap Risk:  The Fund is subject to the risk that medium capitalization stocks may underperform other types of stocks or the equity markets as a whole.  Stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies.  Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.

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Preferred Stock Risk:  Preferred stock represents an equity interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends.  In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.  If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline.  Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed prior to its maturity, both of which can have a negative impact on the stock’s price when interest rates decline.

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Real Estate Investment Trust Risk:  Real estate investment trusts (“REITs”) are pooled investment vehicles that primarily invest in commercial real estate or real estate-related loans.  REITs are susceptible to the risks associated with direct ownership of real estate, such as declines in property values and rental rates, increases in property taxes, operating expenses, rising interest rates, competition, overbuilding, zoning changes, and losses from casualty or condemnation.  REITs typically incur fees that are separate from those of the Fund.  Accordingly, the Fund’s investments in REITs will result in the layering of expenses, such that shareholders will indirectly bear a proportionate share of the REITs’ operating expenses in addition to paying their share of the Fund’s fees and expenses.

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Small-Cap Risk:  The Fund is subject to the risk that small capitalization stocks may underperform other types of stocks or the equity markets as a whole.  Stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies.  Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group.  In addition, small-cap stocks typically are traded in lower volume, and their issuers typically are subject to greater degrees of changes in their earnings and prospects.

Fixed-Income Securities Risk:  The market value of fixed-income securities changes in response to fluctuations in interest rates and other factors.  During periods of falling interest rates, the values of fixed-income securities generally rise and during periods of rising interest rates, the values of those securities generally fall.  While securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.  Duration is a measure of the sensitivity of the security’s price to changes in interest rates.  Generally, the longer the maturity or duration of the fixed-income securities the Fund owns, the more sensitive the Fund will be to changes in interest rates.

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Asset-Backed Securities Risk:  Asset-backed securities are fixed-income securities backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans, or participations in pools of leases.  Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party.  Even with a credit enhancement by a third party, there is still risk of loss.  There could be inadequate collateral or no collateral for asset-backed securities.  The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of any credit enhancement feature, changes in interest rates and, at times, the financial condition of the issuer.  Some asset-backed securities also may receive prepayments that can change the securities’ effective durations.

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Bank Loan Risk:  The secondary market for the bank loans in which the Fund may invest may not be highly liquid, with irregular trading activity and wide bid/ask spreads, and in some cases the Fund may have to dispose of such investments at a substantial discount from face value. In addition, portfolio transactions in bank loans are subject to extended settlement periods ranging from as little as seven days to two or three weeks (and in some cases much longer). As a result, the Fund may incur losses if it is required to sell other portfolio investments or borrow funds to meet its cash needs, including to satisfy redemption requests. Investments in bank loans may expose the Fund to the credit risk of the underlying corporate borrower. When interest rates decline, borrowers may pay off bank loans more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields.

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Corporate Loan Risk:  The corporate loans in which the Fund invests will primarily be rated below investment grade.  Debt securities rated below investment grade are often referred to as “junk bonds” and are considered speculative.  As a result, even though the corporate loans will typically be secured by a first or second priority lien on the borrower’s assets, such corporate loans will be considered speculative with respect to the borrowers’ ability to make payments of interest and principal and will otherwise generally bear risks similar to those associated with non-investment-grade securities.  There is a high risk that the Fund could suffer a loss from investments in lower rated corporate loans as a result of a default by the borrower.  In addition, there can be no assurance that the liquidation of any collateral securing a corporate loan would satisfy the borrower’s obligation to the Fund in the event of non-payment of interest or principal, whether when due or upon acceleration, or that the collateral could be liquidated, readily or otherwise. In the event of the bankruptcy or insolvency of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral, if any, securing a corporate loan, and the collateral securing a corporate loan, if any, may lose all or substantially all of its value in the event of the bankruptcy or insolvency of a borrower. Corporate loans are also subject to a number of risks described elsewhere in this Joint Proxy Statement/Prospectus, including credit risk, interest rate risk and liquidity risk.  Each of these risks will be heightened with respect to corporate loans that are subordinated in payment or secured by a second or lower priority lien on the borrower’s assets.

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Credit Risk:  The fixed-income securities in the Fund’s portfolio are subject to the possibility that a deterioration, whether sudden or gradual, in the financial condition of an issuer, or a deterioration in general economic conditions, could cause an issuer to fail to make timely payments of principal or interest when due.  This may cause the issuer’s securities to decline in value.  Credit risk is particularly relevant to Funds that invest a significant amount of their assets in non-investment-grade (or “junk”) bonds or lower-rated securities because the issuers of these securities are generally viewed as having a more limited capacity to pay principal and interest when due, as a result of higher leverage or otherwise, than issuers of investment grade securities.

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Distressed Securities Risk:  Distressed securities are speculative and involve significant risks in addition to the risks generally applicable to non-investment-grade debt securities.  Distressed securities bear a substantial risk of default, and may be in default at the time of investment.  The Fund will generally not receive interest payments on distressed securities, and there is a significant risk that principal will not be repaid, in full or at all.  The Fund may incur costs to protect its investment in distressed securities, which may include seeking recovery from the issuer in bankruptcy.  In any reorganization or liquidation proceeding relating to the issuer of distressed securities, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment.  Distressed securities, and any securities received in exchange for distressed securities, will likely be illiquid and may be subject to restrictions on resale.

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Government (including U.S. Government Agency) Securities Risk:  Certain U.S. government agency securities are backed by the right of the issuer to borrow from the U.S. Treasury while others are supported only by the credit of the issuer or instrumentality.  While the U.S. government is able to provide financial support to U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so.  Such securities are neither issued nor guaranteed by the U.S. Treasury.

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Interest Rate Risk:  As interest rates rise, the value of fixed-income securities the Fund owns will likely decrease.  The price of debt securities is generally linked to prevailing market interest rates. In general, when interest rates rise, the prices of debt securities fall, and when interest rates fall, the prices of debt securities rise.  The price volatility of a debt security also depends on its maturity.  Longer-term securities are generally more volatile, so the longer the average maturity or duration of these securities, the greater their price risk.  Duration is a measure of the expected life, taking into account any prepayment or call features, of a security that is used to determine the price sensitivity of the security for a given change in interest rates.  Specifically, duration is the change in the value of a fixed-income security that will result from a 1% change in interest rates, and generally is stated in years. For example, as a general rule a 1% rise in interest rates means a 1% fall in value for every year of duration.  Maturity, on the other hand, is the date on which a fixed-income security becomes due for payment of principal.  There may be less governmental intervention in the securities markets in the near future.  The negative impact on fixed-income securities if interest rates increase as a result could negatively impact the Fund’s net asset value.

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Investment-Grade Debt Securities Risk:  Investment-grade debt securities may be downgraded by a nationally recognized statistical rating organization (“NRSRO”) to below-investment-grade status, which would increase the risk of holding these securities. Investment-grade debt securities rated in the lowest rating category by a NRSRO involve a higher degree of risk than fixed-income securities with higher credit ratings.  While such securities are considered investment-grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and may share certain speculative characteristics with non-investment-grade securities.

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Mortgage-Backed Securities Risk:  Mortgage-backed securities are fixed-income securities representing an interest in a pool of underlying mortgage loans.  Mortgage-backed securities are sensitive to changes in interest rates, but may respond  to these changes differently from other fixed-income securities due to the possibility of prepayment of the underlying mortgage loans.  As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security.  Rising interest rates tend to discourage refinancing, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price.  When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average duration of the Fund’s mortgage-backed securities and, therefore, to fully assess the interest rate risk of the Fund. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage- backed securities and could result in losses to the Fund. The risk of such defaults is generally higher in the cases of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages. In addition, mortgage-backed securities may fluctuate in price based on deterioration in the perceived or actual value of the collateral underlying the pool of mortgage loans, typically residential or commercial real estate, which may result in negative amortization or negative equity, meaning that the value of the collateral would be worth less than the remaining principal amount owed on the mortgages in the pool.

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Non-Investment-Grade Debt Securities Risk:  Non-investment-grade debt securities are sometimes referred to as “junk bonds” and are considered speculative with respect to their issuers’ ability to make payments of interest and principal.  There is a high risk that the Fund could suffer a loss from investments in non-investment-grade debt securities caused by the default of an issuer of such securities.  Part of the reason for this high risk is that non-investment-grade debt securities are generally unsecured and therefore, in the event of a default or bankruptcy, holders of non-investment-grade debt securities generally will not receive payments until the holders of all other debt have been paid. In addition, the market for non-investment-grade debt securities has, in the past, had more frequent and larger price changes than the markets for other securities. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade securities. Non-investment-grade debt securities can also be more difficult to sell for good value. These securities are often thinly traded and can be more difficult to sell and value accurately than investment-grade securities. Because objective pricing data may be less readily available, judgment may play a greater role in the valuation process.

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Prepayment Risk:  The risk that a debt security may be paid off and proceeds invested earlier than anticipated. Prepayment impacts both the interest rate sensitivity of the underlying asset, such as an asset-backed or mortgage-backed security and its cash flow projections. Prepayment risk is more prevalent during periods of falling interest rates. When interest rates decline it is more likely that the borrower will refinance the loan that is included in the security. This means the Fund would receive a larger-than-expected cash flow and it must then reinvest the cash received upon prepayment when yields have fallen (i.e., at a rate lower than the rate paid by the previous security). Therefore, prepayment risk may make it difficult to calculate the average duration of the Fund’s asset- or mortgage-backed securities which in turn would make it difficult to assess the interest rate risk of the Fund.

Foreign Securities Risk:  Investing in foreign securities poses additional risks since political and economic events unique in a country or region will affect those markets and their issuers, while such events may not necessarily affect the U.S. economy or issuers located in the United States.  In addition, investments in foreign securities are generally denominated in foreign currency.  As a result, changes in the value of those currencies compared to the U.S. dollar may affect the value of the Fund’s investments.  These currency movements may happen separately from, or in response to, events that do not otherwise affect the value of the security in the issuer’s home country.  There is a risk that issuers of foreign securities may not be subject to accounting standards or governmental supervision comparable to those to which U.S. companies are subject and that less public information about their operations may exist.  There is risk associated with the clearance and settlement procedures in non-U.S. markets, which may be unable to keep pace with the volume of securities transactions and may cause delays.  Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors.  Over-the-counter securities may also be less liquid than exchange-traded securities.  Investments in securities of foreign issuers may be subject to foreign withholding and other taxes.  In addition, it may be more difficult and costly for the Fund to seek recovery from an issuer located outside the United States in the event of a default on a portfolio security or an issuer’s insolvency proceeding.  To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.

In addition, there are risks relating to ongoing concerns regarding the economies of certain European countries and their sovereign debt, as well as the potential for one or more countries to leave the European Union. In June 2016, the United Kingdom held a referendum resulting in a vote in favor of the United Kingdom leaving the European Union. These circumstances and potential future developments could have a negative effect on the United Kingdom’s and other European countries’ economies and may result in greater volatility in global financial and currency markets.

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Depositary Receipts Risk:  Foreign receipts, which include American Depositary Receipts (“ADRs”), Global Depositary Receipts, and European Depositary Receipts, are securities that evidence ownership interests in a security or a pool of securities issued by a foreign issuer.  The risks of depositary receipts include many risks associated with investing directly in foreign securities, such as individual country risk and liquidity risk.  Unsponsored ADRs, which are issued by a depositary bank without the participation or consent of the issuer, involve additional risks because U.S. reporting requirements do not apply, and the issuing bank will recover shareholder distribution costs from movement of share prices and payment of dividends.

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Emerging Markets Risk:  Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries.  In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than that of issuers in other countries.  As a result, there will tend to be an increased risk of price volatility associated with the Fund’s investments in securities of issuers located in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

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Frontier Markets Risk:  Frontier markets have similar risks to emerging markets, except that these risks are often magnified in a frontier market due to its smaller and less developed economy.  As a result, frontier markets may experience greater changes in market or economic conditions, financial stability, price volatility, currency fluctuations, and other risks inherent in foreign securities.

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Sovereign Debt Risk:  The actions of foreign governments concerning their respective economies could have an important effect on their ability or willingness to service their sovereign debt. Such actions could have significant effects on market conditions and on the prices of securities and instruments held by the Fund, including the securities and instruments of foreign private issuers.

Illiquid Securities Risk:  Securities held by the Fund that are not deemed to be illiquid at the time of purchase may become illiquid. The Fund will not be able to readily sell illiquid securities. The inability to sell these securities at the most opportune time may negatively affect the Fund’s net asset value. Illiquid securities are securities that cannot be disposed of within seven business days at approximately the price at which they are being carried on A Fund’s books.  Current SEC guidance provides that open-end investment companies such as the Funds should limit their investments in illiquid securities to no more than 15% of net assets.

Income Risk:  Because the Fund can only distribute what it earns, the Fund’s distributions to shareholders may decline when prevailing interest rates fall (or, if the Fund has a negative duration, when prevailing interest rates rise) or when the Fund experiences defaults on debt instruments it holds. The Fund’s income generally declines during periods of falling interest rates because the Fund must reinvest the proceeds it receives from existing investments (upon their maturity, prepayment, amortization, call or buy-back) at a lower rate of interest or return.

Inflation-Linked Investments Risk:  The Fund may invest in Treasury Inflation Protected Securities (“TIPS”), which are U.S. government bonds whose principal automatically is adjusted for inflation as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”) and other inflation-indexed securities issued by the U.S. Department of Treasury and non-U.S. sovereign entities. Unlike traditional fixed-income securities, the principal and interest payments of inflation-linked investments are adjusted periodically based on the inflation rate. The value of the Fund’s inflation-linked investments may be vulnerable to changes in expectations of inflation or interest rates, and there is no guarantee that the Fund’s use of these instruments will be successful.

Investment Style Risk:  The Sentinel International Equity Fund and Sentinel Small Company Fund tend to focus on “growth” stocks, and target stocks with what the managers consider sustainable, rather than aggressive, growth rates and that are trading at reasonable valuations. The Sentinel Common Stock Fund, the equity portion of the Sentinel Balanced Fund and the Sentinel Sustainable Core Opportunities Fund focus on both “growth” and “value” stocks, or stocks with characteristics of both, commonly called a blend style. Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, because growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of value stocks that can cushion stock prices in a falling market. Value stocks may not increase in price or pay dividends, as anticipated by the Fund’s managers, or may decline even further if:  other investors fail to recognize the company’s value; other investors favor investing in faster-growing companies; or the factors that the managers believe will increase the price do not occur. The Fund’s performance may at times be better or worse than the performance of funds that focus on other types of stocks or that have a broader investment style.

Leverage Risk:  Leverage occurs when the Fund uses borrowings, derivatives (such as futures or options), or similar instruments or techniques to gain exposure to investments in an amount that exceeds the Fund’s initial investment. The use of leverage magnifies changes in the Fund’s net asset value and thus may result in increased portfolio volatility and increased risk of loss. Leverage can create an interest expense that may lower the Fund’s overall returns. There can be no guarantee that a leveraging strategy will be successful.

Management Risk:  In managing a Fund’s portfolio, Touchstone Advisors engages one or more sub-advisors to make investment decisions for a portion of or the entire portfolio.  There is a risk that the Touchstone Advisors may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors. The value of your investment may decrease if the sub-advisor incorrectly judges the attractiveness, value, or market trends affecting a particular security, issuer, industry, or sector.

Mortgage Dollar Roll Risk:  Mortgage “dollar rolls” are transactions in which mortgage-backed securities are sold for delivery in the current month and the seller simultaneously contracts to repurchase substantially similar securities on a specified future date. The difference between the sale price and the purchase price (plus any interest earned on the cash proceeds of the sale) is netted against the interest income foregone on the securities sold to arrive at an implied borrowing rate. Alternatively, the sale and purchase transactions can be executed at the same price, with the Fund being paid a fee as consideration for entering into the commitment to purchase. If the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund’s right to repurchase the security may be restricted. Other risks involved in entering into mortgage dollar rolls include the risk that the value of the security may change adversely over the term of the mortgage dollar roll and that the security the Fund is required to repurchase may be worth less than the security that the Fund originally held.

Non-Diversification Risk:  A non-diversified Fund may invest a significant percentage of its assets in the securities of a single issuer or limited number of issuers, subject to federal income tax restrictions relating to the Fund’s qualification as a regulated investment company.  Because a higher percentage of a non-diversified Fund’s holdings may be invested in the securities of a limited number of issuers, the Fund may be more sensitive to economic, political, and regulatory developments relating to the issuer or group of issuers in which it invests than a diversified fund.  This may increase the volatility of the Fund’s investment performance.

Other Investment Companies and ETFs Risk:  The Fund’s investments in other investment companies, such as exchange-traded funds (“ETFs”) and closed-end funds, will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the portfolios of such investment companies, and the value of the Fund’s investment will fluctuate in response to the performance of such portfolios.  The value of the shares of closed-end funds may be lower than the value of the portfolio securities held by the closed-end fund.  Also, although many ETFs seek to provide investment results that correspond generally to the price and yield performance of a particular market index, the price movement of an ETF may not track the underlying index.  In addition, if the Fund acquires shares of investment companies, shareholders of the Fund will bear both their proportionate share of the fees and expenses of the Fund (including management and advisory fees) and, indirectly, the fees and expenses of the investment companies.  There may also not be an active trading market available for shares of some investment companies. Additionally, trading of investment company shares may be halted or delisted by the listing exchange.  To the extent the Fund is held by an affiliated fund, the ability of the Fund itself to hold other investment companies may be limited.

Portfolio Turnover Risk:  The Fund may sell its portfolio securities, regardless of the length of time that they have been held, if the advisor or sub-advisor, as applicable, determines that it would be in the Fund’s best interest to do so.  It may be appropriate to buy or sell portfolio securities due to economic, market, or other factors that are not within the advisor’s or sub-advisor’s control.  These transactions will increase the Fund’s “portfolio turnover.”  A 100% portfolio turnover rate would occur if all of the securities in the Fund were replaced during a given period.  Frequent and active trading may result in greater expenses to the Fund, which may lower the Fund’s performance, and may result in the realization of substantial capital gains, including net short-term capital gains.  As a result, high portfolio turnover may reduce the Fund’s returns and result in higher taxes when Fund shares are held in a taxable account.

Repurchase Agreement Risk:  Under all repurchase agreements entered into by the Fund, the Fund’s custodian or its agent must take possession of the underlying collateral.  However, if the counterparty defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale, including accrued interest, are less than the resale price provided in the agreement including interest.  In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and is required to return the underlying security to the seller’s estate.  Repurchase agreements are considered loans by the Fund.

Sector Risk:  The Fund may focus its investments in certain sectors.  The Fund that focuses its investments in the securities of a particular market sector is subject to the risk that adverse circumstances will have a greater impact on the fund than a fund that does not focus its investments in a particular sector.  It is possible that economic, business or political developments or other changes affecting one security in the sector of focus will affect other securities in that sector of focus in the same manner, thereby increasing the risk of such investments.

Short Sales Risk:  A short sale involves the sale by the Fund of a security that it does not own with the hope of purchasing the same security at a later date at a lower price. A Fund may also enter into a short position through a forward commitment or a short derivative position through a futures contract or swap agreement. If the price of the security or derivative has increased during this time, then the Fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Therefore, short sales involve the risk that the Fund’s losses may be exaggerated (without a limit). By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot decrease below zero.

Sustainable/Responsible Investing Risk:  The Fund’s environmental, social and corporate governance criteria may cause the Fund to forgo opportunities to buy certain securities, or forgo opportunities to gain exposure to certain industries, sectors, regions and countries.  In addition, the Fund may be required to sell a security when it might otherwise be disadvantageous for it to do so.

To-Be-Announced (“TBA”) Securities Risk:  In a TBA securities transaction, the Fund commits to purchase certain securities for a fixed price at a future date. TBA securities include when-issued and delayed delivery securities and forward commitments. TBA securities involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Utilities Industry Risk:  Utility company equity securities, to the extent they are purchased for their dividend yield, historically have been sensitive to interest rate movements. In addition, utility companies are subject to state and federal regulation, with respect to both rates and operations, and face the potential for increased costs due to additional regulation and litigation.

INFORMATION ABOUT THE REORGANIZATIONS

Reasons for the Reorganizations

Sentinel, the current investment advisor to the Target Funds, entered into a Purchase Agreement to sell its mutual fund asset management business to Touchstone Advisors, investment advisor to the Touchstone Funds (previously defined as the “Transaction”) in exchange for cash consideration, which is subject to adjustment based if assets under management of the Target Funds fall below certain base asset levels established in the Purchase Agreement. Completion of the Transaction is subject to the satisfaction or waiver of certain conditions to the closing of the Transaction, including that (i) shareholders of the Sentinel Common Stock Fund and Sentinel Small Company Fund shall have approved their respective Reorganization and such Target Funds shall have a minimum amount of assets at closing as agreed between Sentinel and Touchstone Advisors, and (2) shareholders of the Sentinel Funds (including the Sentinel Common Stock Fund and Sentinel Small Company Fund) representing a minimum amount of assets under management, as agreed between Sentinel and Touchstone Advisors, at closing shall have approved their respective Reorganizations.  By approving the Reorganization of each Target Fund into the applicable Acquiring Fund, shareholders of the Target Fund will have an opportunity to continue their investment in a Fund that will be advised by Touchstone Advisors that will have investment goals and principal investment strategies similar to those of the Target Fund.  The Reorganizations are expected to be tax-free reorganizations for federal income tax purposes.

Sentinel Funds Board Approval of the Reorganizations

The Sentinel Funds Board has determined that the participation by the Target Funds in the Reorganizations is in the best interests of each Target Fund and its shareholders, and has concluded that the interests of shareholders of each Target Fund will not be diluted as a result of the Reorganization of that Fund with the corresponding Acquiring Fund.  A fund resulting from a Reorganization is referred to as a “Combined Fund”.  The following sets forth in greater detail the steps taken by the Board in arriving at these conclusions.

During the third quarter of 2016, Sentinel advised the Sentinel Funds Board that it was considering various strategic alternatives relating to its mutual fund advisory business. During this discussion, Sentinel reviewed the challenges in managing and expanding its mutual fund advisory business, including investors’ movements to index funds and other passive investments and changes in distribution practices that are impacting the mutual fund industry.  Sentinel indicated that no conclusions had been reached but that the review could result in a proposal to restructure the Sentinel Funds or to sell all or a portion of the complex to a third party.

At a meeting of the Sentinel Funds Board held on December 7-8, 2016, Sentinel advised the Sentinel Funds Board regarding developments in its review of strategic alternatives, including its intention to retain an investment banking firm to assist in this review.  Sentinel and the members of the Sentinel Funds Board who are not interested persons of the Sentinel Funds within the meaning of the Investment Company Act of 1940 (the “1940 Act”) (such directors being referred to as the “Sentinel Funds Independent Directors”) agreed that any decision by the Sentinel Funds Independent Directors impacting the Sentinel Funds or the relationship between the Sentinel Funds and Sentinel would be subject to review by such directors in terms of whether the action was in the best interests of the Sentinel Funds and their shareholders.

To facilitate the review of actions under consideration by Sentinel, the Sentinel Funds Board agreed at its meeting on December 7-8, 2016 that it would hold regular conference calls with management, so that management could provide updates on its review of various alternative actions.  The Sentinel Funds Independent Directors also designated one such Director to take the lead on their behalf in reviewing proposals under consideration by Sentinel.  The Sentinel Funds Board conducted a number of such conference calls during January and February, 2017, during which Sentinel and the Sentinel Funds Independent Directors discussed relevant issues relating to potential transactions that had been identified by Sentinel.  All requests by the Sentinel Funds Independent Directors to Sentinel for information were promptly satisfied.

At a meeting of the Sentinel Funds Board held on March 8, 2017, Sentinel reported on the process senior management had undertaken in its review of strategic alternatives, the options that had been considered, the bids that had been received and the rationale for management’s focus on the proposal from Touchstone Advisors.  At that meeting, the Sentinel Funds Independent Directors determined the process they would undertake in connection with their review of the proposed Transaction with Touchstone Advisors.  During the review by the Sentinel Funds Board of the proposed Reorganizations, two Sentinel Funds Independent Directors traveled to meet with Touchstone Advisors at its headquarters in Cincinnati, Ohio, meeting with senior management of Touchstone Advisors, the lead independent director of the Touchstone Funds and the Touchstone Funds’ chief compliance officer.  In addition, a due diligence review was undertaken by independent counsel for the Sentinel Funds, and the results were reported to the Sentinel Funds Board.

On April 7, 2017, a special meeting of the Sentinel Funds Board was held in New York City to meet with senior management of Touchstone Advisors and portfolio management personnel of Touchstone Advisors and Fort Washington, Rockefeller and ClearArc Capital, the proposed sub-advisors to the Target Funds.  At that meeting, representatives from Touchstone Advisors reviewed the organization’s history, its current resources, the performance records of the relevant Acquiring Funds, its distribution capabilities, the Touchstone Funds’ relationships with their key service providers, and the structure of the compliance programs of Touchstone Advisors and the Touchstone Funds.  Representatives from the sub-advisors reviewed their respective investment strategies, portfolio management personnel, compliance programs and current resources.  During an executive session of that meeting, the Sentinel Funds Independent Directors who had met with Touchstone Advisors’ management in Cincinnati reviewed the substance of these meetings and all of the Sentinel Funds Independent Directors discussed the proposed Reorganizations in detail.

At a meeting of the Sentinel Funds Board held in New York City on April 24, 2017, Sentinel recommended that the Board approve the Plans.  In connection with its recommendation, Sentinel again provided its rationale for proposing to exit the mutual fund industry, including business and mutual fund industry challenges, and provided an analysis of both its rationale for pursuing the Transaction and the Reorganizations, and the basis for its recommendation that the Sentinel Funds Board approve the Plans.  In its recommendation, Sentinel discussed the basis on which it believes the Reorganizations are in the best interests of each Fund and its shareholders.  At the conclusion of the meeting, based on its review of all factors deemed relevant, including those described below, the Sentinel Funds Board, including the Sentinel Funds Independent Directors, unanimously determined that the Reorganizations are in the best interests of each Target Fund and its shareholders, and approved the terms and conditions of the Plans.

The Sentinel Funds Independent Directors met separately with the Funds’ independent counsel to review the proposed Reorganizations during the meetings identified above.  In connection with their review, the Sentinel Funds Independent Directors requested and received additional information from Touchstone Advisors and Sentinel. The Sentinel Funds Independent Directors also requested and obtained modification or clarification of certain terms and commitments relating to the Reorganizations that they believed were in the best interests of the Target Funds’ shareholders.

In considering the best interests of the Target Funds and their respective shareholders in relation to the proposed Reorganizations, the Sentinel Funds Board carefully considered, among other factors, the following:

(1)
the reputation, financial strength and resources of Touchstone Advisors and its parent company, Western & Southern Mutual Holding Company, and their express commitment to building their mutual fund advisory business;

(2)	the Reorganizations permit shareholders in the Target Funds to be part of a larger complex of mutual funds with additional investment options;

(3)
that after the Reorganizations, each Acquiring Fund will be advised by Touchstone Advisors, and will be sub-advised by Fort Washington, Rockefeller, or ClearArc Capital (as described in this Joint Proxy Statement/Prospectus);

(4)
that the manager of managers structure of the Touchstone Funds may be beneficial for shareholders of the Target Funds, noting that Touchstone Advisors has indicated that it has terminated and will terminate sub-advisory relationships, including affiliates, when appropriate, and that the ability to do so provides the opportunity to hire new or additional managers when appropriate;

(5)	the similarity and differences, if any, in the investment objectives, principal investment strategies and risks of each Target Fund and the corresponding Acquiring Fund;

(6)
the past performance of each Operating Fund in comparison to the corresponding Target Fund, including that each of the Operating Funds has a higher Morningstar rating than its corresponding Target Fund and that:

(i)	the Touchstone Active Bond Fund has higher one-, three- and five- and 10-year performance than the Sentinel Government Securities Fund;

(ii)
the Touchstone Active Bond Fund has higher one- and three-year performance than the Sentinel Total Return Bond Fund (the Sentinel Total Return Bond Fund began operations in 2010, and therefore does not have 10 years of performance);

(iii)
the Combined Fund resulting from the Reorganization involving the Sentinel Multi-Asset Income Fund will follow the investment objective, policies and strategies of the Touchstone Flexible Income Fund; it is expected that the Combined Fund will remain in the Touchstone Flexible Income Fund’s current Morningstar category, which is different than the Morningstar category for the Sentinel Multi-Asset Income Fund; the Touchstone Flexible Income Fund, for the one and three-year periods, is ranked by Morningstar in the 14th and 2nd percentiles, respectively, of funds in its Intermediate Term Bond Fund category;

(iv)	the Touchstone Ultra Short Duration Fixed Income Fund had better three- and five- year performance than the Sentinel Low Duration Bond Fund; and

(v)
while the absolute performance of the Sentinel Sustainable Core Opportunities Fund has been higher for various periods than the Touchstone Sustainability and Impact Equity Fund (the “Touchstone Sustainability Fund”), the Touchstone Sustainability Fund is viewed by Touchstone Advisors as having a solid record, as evidenced by its five star Morningstar rating as compared with the three star rating for the Sentinel Sustainable Fund.  In addition, the Board noted that Rockefeller & Co. was named as sub-advisor to the Touchstone Sustainability Fund in May 2015 and began applying its global sustainability and “impact equity” investment strategy in the Fund;

(7)
that the existing portfolio management teams of the Sentinel International Equity Fund and the Sentinel Small Company Fund are expected, after the Reorganization, to be responsible for day-to-day management of the respective corresponding Acquiring Fund, as employees of the sub-advisor to such Acquiring Funds;

(8)
that the Target Funds’ shareholders will receive the same aggregate dollar value in shares of the Acquiring Fund as their Target Fund shares immediately prior to the Reorganizations and the Reorganizations will not result in any dilution in their interests;

(9)	that Target Fund shareholders will receive the same or a similar class of shares as those held in the Target Funds;

(10)
that Touchstone Advisors has agreed to provide a two-year contractual expense limitation that will limit the total annual fund operating expenses of each class of shares of each Combined Fund on an annualized basis to an amount that is equal to or lower than the total annual operating expense ratio of the corresponding class of shares of the Target Fund as of November 30, 2016 (after taking into account any Sentinel expense limitation agreement in place at such time).  Without these expense limitations (but giving effect to existing Touchstone Advisors expense limitations for the Acquiring Funds), the expense ratios of the successors to 5 Target Funds, Sentinel Sustainable Core Opportunities Fund, Sentinel Balanced Fund, the Sentinel Common Stock Fund, the Sentinel International Equity Fund, and the Sentinel Small Company Fund would be expected to increase following the Reorganizations;

(11)
Touchstone Advisors’ distribution capabilities, which are more extensive and have more sales personnel than those available to the Sentinel Funds, may contribute to increased asset levels and potential economies of scale for the Combined Funds after the Reorganizations;

(12)	that Sentinel and Touchstone Advisors or their affiliates will pay all direct expenses of the Funds in connection with the Reorganizations;

(13)	that each Reorganization is intended to be a tax-free reorganization for federal income tax purposes;

(14)	potential conflicts of interest, including the fact that Sentinel will receive financial consideration upon consummation of the Transaction;

(15)	alternatives to the Reorganizations for the Sentinel Funds, including alternative acquirers and the potential liquidation of the Sentinel Funds; and

(16)
the level of anticipated capital gains that may be realized as a result of portfolio re-positioning.  The Sentinel Funds Board recognized that while the capital gains may be significant for certain Target Funds in connection with their Reorganizations and the subsequent repositionings, particularly the Sentinel Common Stock Fund and the Sentinel Balanced Fund, the amounts are consistent with significant levels of gains realized by certain Target Funds in the past.  In addition, certain Target Funds have capital-loss carryforwards that may in part offset capital gains.  In addition, with respect to the Sentinel Common Stock Fund and the Sentinel Balanced Fund, Touchstone Advisors advised Sentinel that sales of those Funds’ portfolio securities that are part of the repositioning will be effected during calendar years 2017 and 2018 so that shareholders’ tax liability with respect to realized capital gains will be spread over a two-year period.

The directors of the Sentinel Funds are also trustees of the Sentinel Variable Products Trust (“Sentinel Variable Trust”), a registered investment company the series of which are offered to variable life insurance and variable annuity separate accounts of life insurance companies. Proposals were made to the board of the Sentinel Variable Trust for separate reorganizations of its series into new funds organized by an affiliate of the Touchstone Funds. The Sentinel Funds Board and the board of the Sentinel Variable Trust considered the respective proposed reorganizations at the same meetings. The board of the Sentinel Variable Trust also approved reorganization proposals.

Section 15(f) of the 1940 Act

Section 15(f) of the 1940 Act provides a non-exclusive “safe harbor” under which an investment adviser to a registered investment company or an affiliated person of such an investment adviser may receive any amount or benefit in connection with a sale of securities or any other interest in such adviser which results in an assignment of an investment advisory contract with such company if (i) for a period of three years following such assignment, a majority of the board of directors of such company are not interested persons of the investment adviser of such company or the predecessor adviser of such company; and (ii) no “unfair burden” is imposed on such company as a result of such assignment or any express or implied terms, conditions or understandings applicable thereto.

For purposes of Section 15(f), the term “unfair burden” is defined to include any arrangement during the two-year period after the date on which transaction occurs whereby the investment adviser (or predecessor or successor adviser), or any interested person (within the meaning of the 1940 Act) of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, (i) from the company or its shareholders, other than fees for bona fide investment advisory or other services, or (ii) with certain exceptions, from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the company, other than bona fide ordinary compensation as principal underwriter of the company.

The Purchase Agreement includes certain covenants of Touchstone Advisors relating to Section 15(f), including that, subject to compliance with its fiduciary duties, Touchstone Advisors shall use its commercially reasonable efforts to take (or refrain from taking) such actions as are necessary to ensure that for a period of three years following the closing of the Transaction, at least 75% of the members of the board of trustees of the Touchstone Funds will not be interested persons of Touchstone Advisors or Sentinel.   The Purchase Agreement also includes a covenant that, for a period of two years following the closing of the Transaction, Touchstone Advisors will retain the expense limitation agreements described in this Joint Proxy Statement/Prospectus.

Agreements and Plans of Reorganization

The following summary is qualified in its entirety by reference to the Plans, a form of which is set forth in Exhibit A.  Each Plan provides that all the assets of each Target Fund will be transferred to the corresponding Acquiring Fund solely in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities (other than certain excluded liabilities) of the Target Fund, as described in the Plan.  The Reorganizations are expected to close on October 13, 2017, or such other date as may be agreed upon by the parties (the “Closing Date”).

With respect to each Reorganization of a Target Fund into a Shell Fund, the Plan provides that the initial net asset value of each share class of each Acquiring Fund will be equal to the net asset value of the corresponding class of shares of the corresponding Target Fund as of the close of business on the New York Stock Exchange (“NYSE”) on the Closing Date (the “Valuation Time”).  For each Reorganization, the Plan provides that the price of shares and the computation of net asset values will be made in accordance with the valuation policies and procedures established by the Touchstone Funds Board for regular use in pricing the shares and assets of the applicable Acquiring Trust. The parties will use commercially reasonable efforts to resolve prior to the Valuation Time any material pricing differences that may result from the application of the Acquiring Trust’s valuation policies and procedures to the assets of the Target Fund. As of the date of this Joint Proxy Statement/Prospectus, the parties do not expect any material pricing differences to arise.  BNY Mellon Investment Servicing (US) Inc., the Acquiring Funds’ accounting agent, will compute the value of each Fund’s shares and investment portfolio.

With respect to each Reorganization, the Plan provides that, immediately after the closing of the Reorganization (the “Closing”), the Target Fund will distribute pro rata to its shareholders of record of each class as of the time of such distribution the full and fractional shares of the corresponding class of the Acquiring Fund received by the Target Fund pursuant to the Plan in complete liquidation of the Target Fund.  The distribution and liquidation will be accomplished by the establishment of accounts in the names of the Target Fund’s shareholders on the Acquiring Fund’s share records.  Each account will represent the respective pro rata number of full and fractional shares of the applicable Acquiring Fund, by class, due a Target Fund shareholder.  All issued and outstanding shares of the Target Fund will be canceled.  The Plan provides that Sentinel Funds will take all necessary and appropriate steps to terminate the Target Fund as soon as practicable following the Closing and the making of such distributions.

Each Reorganization is subject to the satisfaction or, to the extent legally permissible, waiver of the conditions set forth in the applicable Plan, including but not limited to the truth and correctness in all material respects of each party’s representations and warranties as set forth in the Plan, delivery of opinions of counsel, effectiveness of the registration statement with respect to the Acquiring Fund shares of which this Joint Proxy Statement/Prospectus is a part, the satisfaction or waiver of the closing conditions to the Transaction and approval of the Plan by shareholders of the Target Fund.  A Plan may be terminated (1) by the mutual agreement of the applicable Acquiring Trust, on behalf of the Acquiring Fund, and Sentinel Funds, on behalf of the Target Fund; or (2) at or prior to the Closing by either party (a) because of a breach by the other of any representation, warranty or agreement contained in the Plan to be performed at or prior to the Closing, if not cured within 30 days, or (b) because a condition in the Plan expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.  A Plan may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the applicable Acquiring Trust and the Sentinel Funds.

Whether or not a Reorganization is consummated, Touchstone Advisors and Sentinel or their affiliates are obligated under the applicable Plan to pay the direct expenses incurred by the Funds in connection with the Reorganization (other than transaction costs related to the purchase or sale of portfolio securities), including the costs relating to the Special Meeting and this Joint Proxy Statement/Prospectus.  These costs are estimated to be approximately $1.7 million.  The costs of the Reorganizations (other than transaction costs in connection with repositioning of the portfolio) will not be borne by the Funds or their shareholders.

Description of the Securities to be Issued

Shareholders of each Target Fund as of the Closing will receive full and fractional shares of the corresponding class of the applicable Acquiring Fund in accordance with the terms of the applicable Plan.  The shares of each Acquiring Fund to be issued in connection with the Reorganizations will be validly issued, fully paid and non-assessable when issued.  Shares of the Acquiring Fund to be issued in a Reorganization will have no preemptive or other rights to subscribe for such shares, and no share certificates will be issued.

Material Federal Income Tax Consequences

The following discussion summarizes the material U.S. federal income tax consequences of the Reorganizations that are applicable to you as a Target Fund shareholder.  It is based on the Internal Revenue Code of 1986, as amended (the “Code”), applicable U.S. Treasury regulations, judicial authority, and administrative rulings and practice, all as of the date of this Joint Proxy Statement/Prospectus and all of which are subject to change, including changes with retroactive effect.  The discussion below does not address any state, local, or foreign tax consequences of the Reorganizations. Your tax treatment may vary depending upon your particular situation.  You also may be subject to special rules not discussed below if you are a certain kind of Target Fund shareholder, including, but not limited to:  an insurance company; a tax-exempt organization; a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or an entity that is not organized under the laws of the United States or a political subdivision thereof; a holder of Target Fund shares as part of a hedge, straddle, or conversion transaction; a person who does not hold Target Fund shares as a capital asset at the time of the Reorganization; or an entity taxable as a partnership for U.S. federal income tax purposes.

Each Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code.  As a condition to the closing of each Reorganization, the Target Fund and the corresponding Acquiring Fund will receive an opinion from the law firm of Vedder Price P.C. substantially to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, and certain representations, qualifications, and assumptions, for federal income tax purposes:

(i)          The transfer by the Target Fund of its assets to the Acquiring Fund in exchange solely for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Target Fund’s liabilities, immediately followed by the pro rata, by class, distribution of all the shares of the Acquiring Fund so received by the Target Fund to the Target Fund’s shareholders in complete liquidation of the Target Fund and the termination of the Target Fund as soon as practicable thereafter, will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Target Fund will each be “a party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

(ii)          No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Target Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the Target Fund’s liabilities.

(iii)          No gain or loss will be recognized by the Target Fund upon the transfer of its assets to the Acquiring Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the Target Fund’s liabilities or upon the distribution (whether actual or constructive) of the Acquiring Fund shares so received to the Target Fund shareholders solely in exchange for such shareholders’ shares of the Target Fund in complete liquidation of the Target Fund.

(iv)          No gain or loss will be recognized by the Target Fund shareholders upon the exchange, pursuant to the Reorganization, of all their shares of the Target Fund solely for Acquiring Fund shares.

(v)          The aggregate basis of the Acquiring Fund shares received by each Target Fund shareholder pursuant to the Reorganization will be the same as the aggregate basis of the shares of the Target Fund exchanged therefor by such shareholder.

(vi)          The holding period of the Acquiring Fund shares received by each Target Fund shareholder in the Reorganization will include the period during which the shares of the Target Fund exchanged therefor were held by such shareholder, provided such shares of the Target Fund were held as capital assets at the effective time of the Reorganization.

(vii)          The basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the basis of such assets in the hands of the Target Fund immediately before the effective time of the Reorganization.

(viii)          The holding period of the assets of the Target Fund received by the Acquiring Fund will include the period during which such assets were held by the Target Fund.

No opinion will be expressed as to (1) the effect of a Reorganization on an Acquiring Fund, a Target Fund or any Target Fund shareholder with respect to any asset (including without limitation any stock held in a PFIC as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized for federal income tax purposes (a) at the end of a taxable year or upon the termination thereof, or (b) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.  While it is unlikely a Fund holds stock in a foreign corporation classified as a PFIC, if a Fund does hold stock in a PFIC, the Reorganization of the Fund may result in it having to pay a “deferred tax amount” that cannot be reduced or eliminated by distributing an equivalent amount to shareholders. Because any deferred tax amounts would be payable at the Fund level, the shareholders would effectively bear that cost.

No private ruling will be sought from the Internal Revenue Service (the “IRS”) with respect to the federal income tax consequences of the Reorganizations.  Opinions of counsel are not binding upon the IRS or the courts, are not guarantees of the tax results, and do not preclude the IRS from adopting or taking a contrary position, which may be sustained by a court.  If a Reorganization is consummated but the IRS or the courts determine that the Reorganization does not qualify as a tax-free reorganization under the Code and, thus, is taxable, the applicable Target Fund would recognize gain or loss on the transfer of its assets to the corresponding Acquiring Fund and each shareholder of the Target Fund would recognize a taxable gain or loss equal to the difference between its tax basis in its Target Fund shares and the fair market value of the shares of the Acquiring Fund it receives.

Prior to the closing of each Reorganization, the Target Fund may declare a distribution to its shareholders, which together with all previous distributions, will have the effect of distributing to shareholders all of the Target Fund’s net investment income and realized net capital gains (after reduction by any available capital loss carryforwards and excluding any net capital gain on which the Target Fund paid federal income tax), if any, through the Closing Date.  To the extent distributions are attributable to ordinary taxable income or capital gains, the distribution will be taxable to shareholders for federal income tax purposes and may include net capital gains resulting from the sale of portfolio assets discussed below.  Additional distributions may be made if necessary.  All dividends and distributions will be reinvested in additional shares of the Target Fund unless a shareholder has made an election to receive dividends and distributions in cash.  Dividends and distributions are treated the same for federal income tax purposes whether received in cash or additional shares.

If portfolio investments of a Target Fund are sold prior to that Target Fund’s Reorganization, the tax impact of such sales will depend on the holding periods of such assets and the difference between the price at which such portfolio assets are sold and the Target Fund’s basis in such assets.  Any capital gains recognized in these sales on a net basis (after taking into account any capital loss carryforwards) will be distributed to the Target Fund’s shareholders as capital gains (to the extent of net long-term capital gain over any net short-term capital loss) or ordinary dividends (to the extent of net short-term capital gain over any net long-term capital loss) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

After a Reorganization, the Acquiring Fund’s ability to use the corresponding Target Fund’s and Acquiring Fund’s realized and unrealized pre-Reorganization capital losses, if any, may be limited under certain federal income tax rules applicable to reorganizations of this type.  Therefore, in certain circumstances, shareholders may pay federal income tax sooner, or may pay more federal income taxes, than they would have had the Reorganization not occurred.  The effect of these potential limitations will depend on a number of factors, including the amount of the losses, the amount of gains to be offset, the exact timing of the Reorganization and the amount of unrealized capital gains in the applicable Funds at the time of the Reorganization.

As of November 30, 2016 for the Target Funds, September 30, 2016 for the Touchstone Active Bond Fund and Touchstone Ultra Short Duration Fixed Income Fund and March 31, 2017 for the Touchstone Flexible Income Fund and Touchstone Sustainability and Impact Equity Fund, each Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against capital gains, if any, per the table below.

	Capital Losses to be carried forward (no expiration)	Capital Losses to be carried forward with the Expiration Date	Expiration Date
Sentinel Government Securities Fund	$58,457,106	N/A
Touchstone Active Bond Fund	N/A	$8,427,960	2017

Sentinel Total Return Bond Fund	$34,311,196	N/A
Touchstone Active Bond Fund	N/A	$8,427,960	2017

Sentinel Low Duration Bond Fund	$76,001,489	$2,065,072	2017
		$16,447,278	2018
		$32,731,463	2019
Touchstone Ultra Short Duration Fixed Income Fund	$17,631,734	$3,231,117	2017
		$3,336,624	2018
		$933,830	2019

	Capital Losse to be carried forward (no expiration)	Capital Losses to be carried forward with the Expiration Date	Expiration Date
Sentinel Multi-Asset Income Fund	N/A	N/A
Touchstone Flexible Income Fund	N/A	$6,355,592	2019

Sentinel Sustainable Core Opportunities Fund	N/A	N/A
Touchstone Sustainability and Impact Equity Fund	$11,335,434	N/A
Sentinel Balanced Fund	N/A	N/A
Sentinel Common Stock Fund	N/A	N/A
Sentinel International Equity Fund	$229,675	N/A
Sentinel Small Company Fund	N/A	N/A

A Fund is generally able to carryforward net capital losses arising in taxable years beginning after December 22, 2010 (“post-enactment losses”) indefinitely.  Net capital losses of the Funds from taxable years beginning on or prior to December 22, 2010, however, are subject to the expiration dates shown above and can be used only after post-enactment losses.

In addition, shareholders of a Target Fund will receive a proportionate share of any taxable income and gains realized by the corresponding Acquiring Fund and not distributed to its shareholders prior to the Reorganization when such income and gains are eventually distributed by the Acquiring Fund.  Furthermore, any gain an Acquiring Fund realizes after its Reorganization, including any built-in gain realized on the sale of its the Target Fund’s assets in connection with the repositioning of the portfolio after the Reorganization, may result in taxable distributions to shareholders holding shares of the Acquiring Fund (including former shareholders of the Target Fund who hold shares of the Acquiring Fund following the Reorganization).  As a result, shareholders of a Target Fund may receive a greater amount of taxable distributions than they would have had the Reorganizations not occurred.

As of November 30, 2016, for U.S. federal income tax purposes, the Target Funds had net unrealized gains per the table below. With respect to each Target Fund, these figures are likely to change prior to the Closing and do not reflect the impact of the Reorganization, including, in particular, the application of the loss limitation rules discussed herein.

Target Funds	Net Unrealized Gains
Sentinel Government Securities Fund	$1,292,328
Sentinel Low Duration Bond Fund	None
Sentinel Multi-Asset Income Fund	None
Sentinel Sustainable Core Opportunities Fund	$90,987,279
Sentinel Total Return Bond Fund	$1,075,026
Sentinel Balanced Fund	$96,365,867
Sentinel Common Stock Fund	$959,075,887
Sentinel International Equity Fund	$4,204,172
Sentinel Small Company Fund	$198,358,212

Tracking Your Basis and Holding Period; State and Local Taxes.  After the Reorganizations, you will continue to be responsible for tracking the adjusted tax basis and holding period of your shares for federal income tax purposes.  However, mutual funds must report cost basis information to you and the IRS when a shareholder sells or exchanges shares acquired on or after January 1, 2012 that are not in a retirement account (“covered shares”).  Cost basis reporting by a mutual fund is not required if the shares were acquired in a reorganization and the basis of the acquired shares is determined from the basis of shares that were not covered shares.

This discussion does not address any state, local or foreign tax issues and is limited to material federal income tax issues.  You are urged and advised to consult, and must rely on, your own tax advisors as to the federal, state, local, foreign and other tax consequences of the Reorganizations in light of your individual circumstances, including the applicability and effect of possible changes in any applicable tax laws.  This discussion is intended to be only a summary of the material federal income tax consequences of the Reorganizations and should not be considered to be tax advice.  There can be no assurance that the IRS will concur on all or any of the issues discussed above.

Pro Forma Capitalization

The following table sets forth, for each Reorganization, the net assets, number of shares outstanding and net asset value per share (“NAV”), assuming the Reorganization occurred as of March 31, 2017 for the Operating Funds and November 30, 2016 for the Sentinel Funds.  This information is generally referred to as the “capitalization” of a Fund.  The term “pro forma capitalization” means the expected capitalization of the Acquiring Fund as of March 31, 2017 or November 30, 2016, as applicable after giving effect to the applicable Reorganization.  These numbers may differ as of the closing date of the applicable Reorganization. Class T shares of the Funds have not commenced operations as of the date of this Joint Proxy Statement/Prospectus, and therefore are not reflected in the tables below.

Capitalization Table as of March 31, 2017 (Unaudited)
 Reorganization of Sentinel Government Securities Fund into Touchstone Active Bond Fund

	Sentinel Government Securities Fund	Touchstone Active Bond Fund	Pro Forma Adjustments(1)	Pro Forma Combined Touchstone Active Bond Fund
Net Assets (all classes)	$180,981,046	$103,460,881	—	$284,441,927
Class A
Net assets	$140,159,042	$23,444,475	—	$163,603,517
Shares outstanding	14,464,515	2,264,218	(928,250)(3)	15,800,483
Net asset value per share	$9.69	$10.35	—	$10.35
Class C
Net assets	$17,251,841	$5,466,677	—	$22,718,518
Shares outstanding	1,777,935	570,446	22,289(3)	2,370,670
Net asset value per share	$9.70	$9.58	—	$9.58
Class I/Y(2)
Net assets	$23,570,163	$67,760,762	—	$91,330,925
Shares outstanding	2,431,719	6,547,101	(154,350)(3)	8,824,470
Net asset value per share	$9.69	$10.35	—	$10.35
Institutional Class
Net assets		$6,788,967		$6,788,967
Shares outstanding		656,297		656,297
Net asset value per share		$10.34		$10.34

(1)	Touchstone Advisors and Sentinel or their affiliates will bear 100% of the Reorganization expenses. As a result, there are no pro forma adjustments to net assets.

(2)	Holders of Class I shares of the Sentinel Government Securities Fund Class I shares will receive Class Y shares of the Touchstone Active Bond Fund upon closing of the Reorganization.

(3)
Pro forma shares outstanding have been adjusted for the accumulated change in the number of shares of the Sentinel Government Securities Fund’s shareholder accounts based on the relative value of the Sentinel Government Securities Fund’s and the Touchstone Active Bond Fund’s net asset value per share.

Capitalization Table as of March 31, 2017 (Unaudited)
 Reorganization of Sentinel Total Return Bond Fund into Touchstone Active Bond Fund

	Sentinel Total Return Bond Fund	Touchstone Active Bond Fund	Pro Forma Adjustments(1)	Pro Forma Combined Touchstone Active Bond Fund
Net Assets (all classes)	$282,461,412	$103,460,881	—	$385,922,293
Class A
Net assets	$64,109,477	$23,444,475	$609,755	$88,163,707
Shares outstanding	6,240,246	2,264,218	10,201(5)	8,514,665
Net asset value per share	$10.27	$10.35	—	$10.35
Class C
Net assets	$23,784,867	$5,466,677	—	$29,251,544
Shares outstanding	2,321,707	570,446	160,236(5)	3,052,389
Net asset value per share	$10.24	$9.58	—	$9.58
Class I/Y(2)
Net assets	$193,345,163	$67,760,762	$612,150	$261,718,075
Shares outstanding	18,804,288	6,547,101	(63,972)(5)	25,287,417
Net asset value per share	$10.28	$10.35	—	$10.35
Class R3/A(3)
Net assets	$609,755	—	$(609,755)	—
Shares outstanding	59,363	—	(59,363)(5)	—
Net asset value per share	$10.27	—	—	—
Class R6/Y(4)
Net assets	$612,150	—	$(612,150)	—
Shares outstanding	59,537	—	(59,537)(5)	—
Net asset value per share	$10.28	—	—	—
Institutional Class
Net assets	—	$6,788,967	—	$6,778,967
Shares outstanding	—	656,297	—	656,297
Net asset value per share	—	$10.34	—	$10.34

(1)	Touchstone and Sentinel will bear 100% of the Reorganization expenses. As a result there are no pro forma adjustments to net assets.

(2)	Holders of Class I shares of the Sentinel Total Return Bond Fund will receive Class Y shares of the Touchstone Active Bond Fund upon closing of the Reorganization.

(3)	Holders of Class R3 shares of the Sentinel Total Return Bond Fund will receive Class A shares of the Touchstone Active Bond Fund upon closing of the Reorganization.

(4)	Holders of Class R6 shares of the Sentinel Total Return Bond Fund will receive Class Y shares of the Touchstone Active Bond Fund upon closing of the Reorganization.

(5)
Pro forma shares outstanding have been adjusted for the accumulated change in the number of shares of the Sentinel Total Return Bond Fund’s shareholder accounts based on the relative value of the Sentinel Total Return Bond Fund’s and the Touchstone Active Bond Fund’s net asset value per share.

Capitalization Table as of March 31, 2017 (Unaudited)
 Reorganization of Sentinel Government Securities Fund/Total Return Bond Fund into Touchstone Active Bond Fund

	Sentinel Government Securities Fund	Sentinel Total Return Bond Fund	Touchstone Active Bond Fund	Pro Forma Adjustments(1)	Pro Forma Combined Touchstone Active Bond Fund
Net Assets (all classes)	$180,981,046	$282,461,412	$103,460,881	—	$566,903,339
Class A
Net assets	$140,159,042	$64,109,477	$23,444,475	$609,755	$228,322,749
Shares outstanding	14,464,515	6,240,246	2,264,218	(918,049)(5)	22,050,930
Net asset value per share	$9.69	$10.27	$10.35		$10.35
Class C
Net assets	$17,251,841	$23,784,867	$5,466,677		$46,503,385
Shares outstanding	1,777,935	2,321,707	570,446	182,525(5)	4,852,613
Net asset value per share	$9.70	$10.24	$9.58		$9.58
Class I/Y(2)
Net assets	$23,570,163	$193,345,163	$67,760,762	$612,150	$285,288,238
Shares outstanding	2,431,719	18,804,288	6,547,101	(218,322)(5)	27,564,786
Net asset value per share	$9.69	$10.28	$10.35		$10.35
Class R3/A(3)
Net assets	—	$609,755		$(609,755)
Shares outstanding	—	59,363		(59,363)(3)
Net asset value per share	—	$10.27
Class R6/Y(4)
Net assets	—	$612,150		$(612,150)
Shares outstanding	—	59,537		(59,537)(5)
Net asset value per share	—	$10.28
Institutional Class
Net assets			$6,788,967		$6,788,967
Shares outstanding			656,297		656,297
Net asset value per share			$10.34		$10.34

(1)	Touchstone Advisors and Sentinel or their affiliates will bear 100% of the Reorganization expenses. As a result, there are no pro forma adjustments to net assets.

(2)
Holders of Class I shares of the Sentinel Government Securities Fund and Sentinel Total Return Bond Fund will receive Class Y shares of the Touchstone Active Bond Fund upon closing of the Reorganization.

(3)	Holders of Class R3 shares of the Sentinel Total Return Bond Fund will receive Class A shares of the Touchstone Active Bond Fund upon closing of the Reorganization.

(4)	Holders of Class R6 shares of the Sentinel Total Return Bond Fund will receive Class Y shares of the Touchstone Active Bond Fund upon closing of the Reorganization.

(5)
Pro forma shares outstanding have been adjusted for the accumulated change in the number of shares of the Sentinel Government Securities Fund’s and Sentinel Total Return Bond Fund’s shareholder accounts based on the relative value of the Sentinel Government Securities Fund’s, Sentinel Total Return Bond Fund and the Touchstone Active Bond Fund’s net asset value per share.

Capitalization Table as of March 31, 2017 (Unaudited)
 Reorganization of Sentinel Low Duration Bond Fund into Touchstone Ultra Short Duration Fixed Income Fund

	Sentinel Low Duration Bond Fund	Touchstone Ultra Short Duration Fixed Income Fund	Pro Forma Adjustments(1)	Pro Forma Combined Touchstone Ultra Short Duration Fixed Income Fund
Net Assets (all classes)	$313,795,445	$654,116,245	—	$967,911,690
Class A
Net assets	$88,625,791	$12,764,742	—	$101,390,533
Shares outstanding	10,514,203	1,376,890	(954,436)(3)	10,936,657
Net asset value per share	$8.43	$9.27	—	$9.27
Class C
Net assets		$7,351,857	—	$7,351,857
Shares outstanding		789,123		789,123
Net asset value per share		$9.32	—	$9.32
Class I/Y(2)
Net assets	$18,603,856	$221,705,064	—	$240,308,920
Shares outstanding	2,203,470	23,808,046	(205,674)(3)	25,805,842
Net asset value per share	$8.44	$9.31	—	$9.31
Class S(4)
Net assets	$206,565,798	—	—	$206,565,798
Shares outstanding	24,470,186	—	(2,287,887)(3)	22,182,299
Net asset value per share	$8.44	—	—	$9.31
Class Z
Net assets		$219,212,381		$219,212,381
Shares outstanding		23,577,201		23,577,201
Net asset value per share		$9.30		$9.30
Institutional Class
Net assets		$193,082,201		$193,082,201
Shares outstanding		20,734,708		20,734,708
Net asset value per share		$9.31		$9.31

(1)	Touchstone Advisors and Sentinel or their affiliates will bear 100% of the Reorganization expenses. As a result, there are no pro forma adjustments to net assets.

(2)	Holders of the Class I shares of Sentinel Low Duration Bond Fund will receive Class Y shares of the Touchstone Ultra Short Duration Fixed Income Fund upon closing of the Reorganization.

(3)
Pro forma shares outstanding have been adjusted for the accumulated change in the number of shares of the Sentinel Low Duration Bond Fund’s shareholder accounts based on the relative value of the Sentinel Low Duration Bond Fund’s and the Touchstone Ultra Short Duration Fixed Income Fund’s net asset value per share.

(4)	Touchstone Ultra Short Duration Fixed Income Fund will open Class S shares.

Capitalization Table as of March 31, 2017 (Unaudited)
 Reorganization of Sentinel Multi-Asset Income Fund into Touchstone Flexible Income Fund

	Sentinel Multi-Asset Income Fund	Touchstone Flexible Income Fund	Pro Forma Adjustments(1)	Pro Forma Combined Touchstone Flexible Income Fund
Net Assets (all classes)	$295,059,203	$673,220,321	—	$968,279,524
Class A
Net assets	$120,013,881	$49,543,735	—	$169,557,616
Shares outstanding	9,789,610	4,624,514	1,412,732(3)	15,826,856
Net asset value per share	$12.26	$10.71	—	$10.71
Class C
Net assets	$95,896,914	$55,043,489	—	$150,940,403
Shares outstanding	7,867,066	5,207,144	1,204,834(3)	14,279,044
Net asset value per share	$12.19	$10.57	—	$10.57
Class I/Y(2)
Net assets	$79,148,408	$464,002,422	—	$543,150,830
Shares outstanding	6,472,743	43,182,530	893,228(3)	50,548,501
Net asset value per share	$12.23	$10.75	—	$10.75
Institutional Class
Net assets		$104,630,675		$104,630,675
Shares outstanding		9,740,523		9,740,523
Net asset value per share		$10.74		$10.74

(1)	Touchstone Advisors and Sentinel or their affiliates will bear 100% of the Reorganization expenses. As a result, there are no pro forma adjustments to net assets.

(2)	Holders of Class I shares of the Sentinel Multi-Asset Income Fund will receive Class Y shares of the Touchstone Flexible Income Fund upon closing of the Reorganization.

(3)
Pro forma shares outstanding have been adjusted for the accumulated change in the number of shares of the Sentinel Multi-Asset Income Fund’s shareholder accounts based on the relative value of the Sentinel Multi-Asset Income Fund’s and the Touchstone Flexible Income Fund’s net asset value per share.

Capitalization Table as of March 31, 2017 (Unaudited)
 Reorganization of Sentinel Sustainable Core Opportunities Fund into Touchstone Sustainability and Impact Equity Fund

	Sentinel Sustainable Core Opportunities Fund	Touchstone Sustainability and Impact Equity Fund	Pro Forma Adjustments(1)	Pro Forma Combined Touchstone Sustainability and Impact Equity Fund
Net Assets (all classes)	$380,455,809	$303,586,524	—	$684,042,333
Class A
Net assets	$351,892,025	$113,062,255	—	$464,954,280
Shares outstanding	15,668,257	5,254,373	685,317(3)	21,607,947
Net asset value per share	$22.46	$21.52	—	$21.52
Class C
Net assets		$48,055,011	—	$48,055,011
Shares outstanding		2,580,565		2,580,565
Net asset value per share		$18.62	—	$18.62

	Sentinel Sustainable Core Opportunities Fund	Touchstone Sustainability and Impact Equity Fund	Pro Forma Adjustments(1)	Pro Forma Combined Touchstone Sustainability and Impact Equity Fund
Class I/Y(2)
Net assets	$28,563,784	$112,790,042	—	$141,353,826
Shares outstanding	1,267,883	5,101,425	24,040(3)	6,393,348
Net asset value per share	$22.53	$22.11	—	$22.11
Institutional Class
Net assets		$29,679,216		$29,679,216
Shares outstanding		1,341,133		1,341,133
Net asset value per share		$22.13		$22.13

(1)	Touchstone Advisors and Sentinel or their affiliates will bear 100% of the Reorganization expenses. As a result, there are no pro forma adjustments to net assets.

(2)	Holders of the Class I shares of Sentinel Sustainable Core Opportunities Fund will receive Class Y shares of the Touchstone Sustainability and Impact Equity Fund upon closing of the Reorganization.

(3)
Pro forma shares outstanding have been adjusted for the accumulated change in the number of shares of the Sentinel Sustainable Core Opportunities Fund’s shareholder accounts based on the relative value of the Sentinel Sustainable Core Opportunities Fund’s and the Touchstone Sustainability and Impact Equity Fund’s net asset value per share.

Capitalization Table as of November 30, 2016 (Unaudited)
 Reorganization of Sentinel Balanced Fund into Touchstone Balanced Fund

	Sentinel Balanced Fund	Pro Forma Adjustments(1)	Pro Forma Acquiring Fund
Net Assets (all classes)	$322,453,507	—	$322,453,507
Class A
Net assets	$264,910,339	—	$264,910,339
Shares outstanding	13,461,269	—	13,461,269
Net asset value per share	$19.68	—	$19.68
Class C
Net assets	$43,066,223	—	$43,066,223
Shares outstanding	2,182,307	—	2,182,307
Net asset value per share	$19.73	—	$19.73
Class I/Y(2)
Net assets	$14,476,945	—	$14,476,945
Shares outstanding	739,906	—	739,906
Net asset value per share	$19.57	—	$19.57

(1)	Touchstone Advisors and Sentinel or their affiliates will bear 100% of the Reorganization expenses. As a result, there are no pro forma adjustments to net assets.

(2)	Holders of the Class I shares of Sentinel Balanced Fund will receive Class Y shares of the Touchstone Balanced Fund upon closing of the Reorganization.

Capitalization Table as of November 30, 2016 (Unaudited)
 Reorganization of Sentinel Common Stock Fund into Touchstone Large Cap Focused Fund

	Sentinel Common Stock Fund	Pro Forma Adjustments(1)	Pro Forma Acquiring Fund
Net Assets (all classes)	$2,016,643,657	—	$2,016,643,657
Class A
Net assets	$1,350,860,586	—	$1,350,860,586
Shares outstanding	31,949,509	—	31,949,509
Net asset value per share	$42.28	—	$42.28
Class C
Net assets	$83,245,707	—	$83,245,707
Shares outstanding	2,058,538	—	2,058,538
Net asset value per share	$40.44	—	$40.44
Class I/Y(2)
Net assets	$552,610,573	—	$552,610,573
Shares outstanding	13,076,341		13,076,341
Net asset value per share	$42.26	—	$42.26
Class R6/Institutional Class(3)
Net assets	$29,926,791	—	$29,926,791
Shares outstanding	707,129	—	707,129
Net asset value per share	$42.32	—	$42.32

(1)	Touchstone Advisors and Sentinel or their affiliates will bear 100% of the Reorganization expenses. As a result, there are no pro forma adjustments to net assets.

(2)	Holders of the Class I shares of Sentinel Common Stock Fund will receive Class Y shares of the Touchstone Large Cap Focused Fund upon closing of the Reorganization.

(3)	Holders of Class R6 shares of the Sentinel Common Stock Fund will receive Institutional Class shares of the Touchstone Large Cap Focused Fund upon closing of the Reorganization.

Capitalization Table as of November 30, 2016 (Unaudited)
 Reorganization of Sentinel International Equity Fund into Touchstone International Equity Fund

	Sentinel International Equity Fund	Pro Forma Adjustments(1)	Pro Forma Acquiring Fund
Net Assets (all classes)	$161,020,363	—	$161,020,363
Class A
Net assets	$114,616,241	—	$114,616,241
Shares outstanding	7,382,771	—	7,382,771
Net asset value per share	$15.52	—	$15.52
Class C
Net assets	$5,876,112	—	$5,876,112
Shares outstanding	400,805	—	400,805
Net asset value per share	$14.66	—	$14.66
Class I/Y(2)
Net assets	$40,528,010	—	$40,528,010
Shares outstanding	2,631,322	—	2,631,322
Net asset value per share	$15.40	—	$15.40

(1)	Touchstone Advisors and Sentinel or their affiliates will bear 100% of the Reorganization expenses. As a result, there are no pro forma adjustments to net assets.

(2)	Holders of Class I shares of the Sentinel International Equity Fund will receive Class Y shares of the Touchstone International Equity Fund upon closing of the Reorganization.

Capitalization Table as of November 30, 2016 (Unaudited)
 Reorganization of Sentinel Small Company Fund into Touchstone Small Company Fund

	Sentinel Small Company Fund	Pro Forma Adjustments(1)	Pro Forma Acquiring Fund
Net Assets (all classes)	$1,067,131,879	—	$1,067,131,879
Class A
Net assets	$685,806,556	—	$685,806,556
Shares outstanding	132,266,573	—	132,266,573
Net asset value per share	$5.19	—	$5.19
Class C
Net assets	$110,842,167	—	$110,842,167
Shares outstanding	32,673,484	—	32,673,484
Net asset value per share	$3.39	—	$3.39
Class I/Y(2)
Net assets	$257,483,006	—	$257,483,006
Shares outstanding	46,340,118	—	46,340,118
Net asset value per share	$5.56	—	$5.56
Class R6
Net assets	$13,000,150	—	$13,000,150
Shares outstanding	2,480,292	—	2,480,292
Net asset value per share	$5.24	—	$5.24

(1)	Touchstone Advisors and Sentinel or their affiliates will bear 100% of the Reorganization expenses. As a result, there are no pro forma adjustments to net assets.

(2)	Holders of Class I shares of the Sentinel Small Company Fund will receive Class Y shares of the Touchstone Small Company Fund upon closing of the Reorganization.

THE FUNDS’ MANAGEMENT

Sentinel is the investment advisor to the Target Funds.  Touchstone Advisors serves as the investment advisor to the Acquiring Funds.  Touchstone Advisors employs a sub-advisor for each Acquiring Fund.

Investment Advisor

Touchstone Advisors, Inc., 303 Broadway, Suite 1100, Cincinnati, Ohio 45202

Touchstone Advisors has been a SEC-registered investment advisor since 1994.  As of June 30, 2017, Touchstone Advisors had approximately $14.3 billion in assets under management.  As the Acquiring Funds’ investment advisor, Touchstone Advisors reviews, supervises and administers the Acquiring Funds’ investment programs and also ensures compliance with the Acquiring Funds’ investment policies and guidelines.

Touchstone Advisors is responsible for selecting each Acquiring Fund’s sub-advisor(s), subject to approval by the Fund’s Board.  Touchstone Advisors selects a sub-advisor that has shown good investment performance in its areas of expertise.  Touchstone Advisors considers various factors in evaluating a sub-advisor, including:

•	level of knowledge and skill;
•	performance as compared to its peers or benchmark;
•	consistency of performance over 5 years or more;
•	level of compliance with investment rules and strategies;
•	employees, facilities and financial strength; and
•	quality of service.
Touchstone Advisors continually monitors each sub-advisor’s performance through various analyses and through in-person, telephone, and written consultations with the sub-advisor.  Touchstone Advisors discusses its expectations for performance with each sub-advisor and provides evaluations and recommendations to the Touchstone Funds Board, including whether or not a sub-advisor’s contract should be renewed, modified, or terminated.

The SEC has granted an exemptive order that permits each Acquiring Trust or Touchstone Advisors, under certain conditions, to select or change unaffiliated sub-advisors, enter into new sub-advisory agreements or amend existing sub-advisory agreements without first obtaining shareholder approval.  An Acquiring Fund must still obtain shareholder approval of any sub-advisory agreement with a sub-advisor affiliated with the Acquiring Trust or Touchstone Advisors other than by reason of serving as a sub-advisor to one or more funds in the Touchstone Funds.  Shareholders will be notified of any material changes in an Acquiring Fund’s sub-advisory arrangements.  Each Acquiring Fund has adopted the manager-of-managers structure and currently operates under the terms of the exemptive order. After the Reorganizations, Touchstone Advisors and the Acquiring Trusts will continue to rely on the manager-of-managers exemptive order.

Two or more sub-advisors may manage an Acquiring Fund from time to time, with each managing a portion of the Acquiring Fund’s assets.  If an Acquiring Fund has more than one sub-advisor, Touchstone Advisors allocates how much of the Acquiring Fund’s assets are managed by each sub-advisor.  Touchstone Advisors may change these allocations from time to time, often based upon the results of its evaluations of the sub-advisors.

Touchstone Advisors is responsible for the operations of the Acquiring Funds, except those that are subcontracted to a sub-advisor, custodian, transfer agent, sub-administrative agent, or other parties.  For its services, Touchstone Advisors receives an investment advisory fee from each Acquiring Fund at an annualized rate based on the average daily net assets of the Acquiring Fund.  Touchstone Advisors, and not the Acquiring Funds, pays sub-advisory fees to each sub-advisor from its advisory fee.

Additional Information

The Trustees of the Acquiring Trusts oversee generally the operations of the Acquiring Funds and the Acquiring Trusts.  Each Acquiring Trust enters into contractual arrangements with various parties, including, among others, the Acquiring Funds’ investment advisor, custodian, transfer agent, accountants and distributor, who provide services to the Acquiring Funds.  Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce the terms of the contractual arrangements against the service providers or to seek any remedy under the contractual arrangements against the service providers, either directly or on behalf of the Acquiring Trust.

This Joint Proxy Statement/Prospectus provides information concerning the Acquiring Trusts and the Acquiring Funds that you should consider in determining whether to invest in shares of the Acquiring Funds.  The Acquiring Funds may make changes to this information from time to time.  Neither this Joint Proxy Statement/Prospectus, the SAIs or any document filed as an exhibit to an Acquiring Trust’s registration statement of which these documents are a part, is intended to, nor does it, give rise to an agreement or contract between the Acquiring Trust or an Acquiring Fund and any shareholder, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Sub-Advisors and Portfolio Managers

Sub-Advisor:  Fort Washington Investment Advisors, Inc., 303 Broadway, Suite 1200, Cincinnati, Ohio 45202

Fort Washington, an affiliate of Touchstone Advisors, serves as sub-advisor to the Acquiring Funds set forth below.  As the sub-advisor, Fort Washington makes the daily decisions regarding buying and selling specific securities for each Acquiring Fund, according to the Acquiring Fund’s investment goals and strategies.  Fort Washington has been a registered investment advisor since 1990 and provides investment advisory services to individuals, institutions, mutual funds and variable annuity products.  As of March 31, 2017, Fort Washington managed approximately $48.5 billion in assets.

Touchstone Active Bond Fund

Timothy J. Policinski, CFA, is the primary manager of the Touchstone Active Bond Fund. Mr. Policinski is a Managing Director and Senior Portfolio Manager. He has worked at Fort Washington and managed the Fund since 2001. Mr. Policinski has over 20 years of fixed income management experience.

Daniel J. Carter, CFA, is the secondary manager of the Touchstone Active Bond Fund. Mr. Carter began as an Assistant Portfolio Manager of Fort Washington in 2000 and has been an Assistant Vice President and Portfolio Manager since 2007. He has managed the Fund since September 2001.

Touchstone Ultra Short Duration Fixed Income Fund

Scott D. Weston, Managing Director and Senior Portfolio Manager, joined Fort Washington in September 1999. He is also Fort Washington’s lead sector specialist in mortgage-backed and asset-backed securities. Mr. Weston is a graduate of the University of Utah with a BS in Political Science and the University of Cincinnati with an MBA in Finance. He has investment experience dating back to 1992 and is jointly and primarily responsible for the management of the Fund.

Brent A. Miller, CFA, Senior Portfolio Manager, joined Fort Washington in June 2001 and is jointly and primarily responsible for the management of the Fund. He became a portfolio manager in 2008 and was an assistant portfolio manager prior to 2008. Mr. Miller graduated Magna Cum Laude from the University of Evansville with a BS in Mathematics. He has investment experience dating back to 1999.

Touchstone Balanced Fund

James Wilhelm, Managing Director, Head of Public Equities, joined Fort Washington in 2002. Mr. Wilhelm has investment experience dating back to 1993. He began as a Senior Equity Analyst in 2002 and was named Portfolio Manager in 2005. He became Assistant Vice President in 2007, Vice President in 2008, Managing Director in 2014, and Head of Public Equities in 2015. He has co-managed the Touchstone Balanced Fund since its inception in 2017.

Timothy J. Policinski, CFA, is a Managing Director and Senior Portfolio Manager.  Mr. Policinski has worked at Fort Washington since 2001.  Mr. Policinski has over 20 years of fixed income management experience.  He has co-managed the Touchstone Balanced Fund since its inception in 2017.

Daniel J. Carter, CFA, began as an Assistant Portfolio Manager of Fort Washington in 2000 and has been an Assistant Vice President and Portfolio Manager since 2007.  Mr. Carter has co-managed the Touchstone Balanced Fund since its inception in 2017.

Touchstone Large Cap Focused Fund

James Wilhelm, Managing Director, Head of Public Equities, joined Fort Washington in 2002. He has investment experience dating back to 1993. He began as a Senior Equity Analyst in 2002 and was named Portfolio Manager in 2005. He became Assistant Vice President in 2007, Vice President in 2008, Managing Director in 2014, and Head of Public Equities in 2015. He has managed the Touchstone Large Cap Focused Fund since its inception in 2017.

For a discussion of the “Prior Performance For Similar Accounts Managed by Fort Washington for the Touchstone Large Cap Focused Fund,” see Exhibit D to this Joint Proxy Statement/Prospectus.

Touchstone International Equity Fund

Andrew Boczek, manages the Sentinel International Equity Fund and has been associated with Sentinel and managed or co-managed the Fund since 2012.  He is expected to join Fort Washington upon the Closing of the Fund’s Reorganization and manage the Touchstone International Equity Fund thereafter.  Prior to joining Sentinel, from 2006 to 2012, Mr. Boczek served as an analyst with Legend Capital Management, LLC. Prior to Legend Capital, Mr. Boczek served as an analyst on the International Value team at Artisan Partners LP from 2002 to 2006.

Touchstone Small Company Fund

Jason Ronovech, is lead manager of the Sentinel Small Company Fund and has co-managed or managed the Fund since 2013. He is expected to join Fort Washington upon the Closing of the Fund’s Reorganization and manage the Touchstone Small Company Fund thereafter.

Sub-Advisor:  ClearArc Capital, Inc., 580 Walnut Street, 6th Floor, Cincinnati, Ohio 45202

ClearArc Capital serves as sub-advisor to the Touchstone Flexible Income Fund.  As the sub-advisor, ClearArc Capital makes the daily decisions regarding buying and selling specific securities for the Touchstone Flexible Income Fund, according to the Fund’s investment goals and strategies.  ClearArc Capital has been a registered investment advisor since 1975 and is a wholly-owned subsidiary of Fifth Third Bank. Fifth Third Bank is a wholly-owned subsidiary of Fifth Third Financial Corporation, which is in turn a wholly-owned subsidiary of Fifth Third Bancorp. ClearArc Capital provides comprehensive advisory services for institutional and personal clients. ClearArc Capital offers a diversified asset management product line utilizing commingled funds, and separate accounts.  As of March 31, 2017, ClearArc Capital managed approximately $7 billion in assets. The following team of portfolio managers are jointly and primarily responsible for the management of the Touchstone Flexible Income Fund’s portfolio.

Touchstone Flexible Income Fund

Peter Kwiatkowski, CFA, is the Director of Growth and Income Strategies for ClearArc Capital. He joined ClearArc Capital in 2002 and has 17 years of investment experience. Prior to joining ClearArc Capital, he worked in Fifth Third Bank’s Treasury Group where his responsibilities included structured finance, investments, balance sheet management, and economic analysis. Prior to that, Mr. Kwiatkowski served as a Portfolio Analyst for Pacific Investment Management Company (PIMCO). His previous experience also includes 7 years in real estate, most recently as the manager of a unit handling defaulted mortgages. He is a member of the Cincinnati Society of Financial Analysts and a volunteer financial counselor. He graduated summa cum laude from California State University at Long Beach with a B.S. in Finance, Real Estate, and Law and is a CFA charterholder.

David Withrow, CFA, is the Deputy Chief Investment Officer and Director of Taxable Fixed Income for ClearArc Capital. He joined ClearArc Capital in 2001 as a Senior Fixed Income Portfolio Manager and has 27 years of investment experience. Prior to that, Mr. Withrow served in a similar capacity for Fifth Third Bank Investment Advisors. He is a member of the Cincinnati Society of Financial Analysts and a Board member for The Cooperative for Education in Cincinnati, Ohio. Mr. Withrow graduated from Anderson University with a BA in Economics and is a CFA charterholder.

Mitchell Stapley, CFA, is the Chief Investment Officer for ClearArc Capital. He joined ClearArc Capital in 2001 and has 32 years of investment experience. Prior to joining ClearArc Capital, Mr. Stapley was the Chief Fixed Income Officer at Lyon Street Asset Management, a subsidiary of Old Kent Bank, which was later acquired by Fifth Third Bank. Previously, he was Manager of Short Term Investments/Foreign Exchange Exposure at Navistar International Corporation in Chicago. While at Navistar, he was responsible for both investment strategy and implementation, and foreign exchange hedging and trading. Prior to that, Mr. Stapley served as a Portfolio Manager for William Wrigley Jr. Company in Chicago. He is on the investment committee for the Western Michigan University Endowment Fund and has served as the President of the CFA Society of West Michigan. He graduated with a BA from Albion College and is a CFA charterholder.

John Cassady, CFA, is a Senior Portfolio Manager for ClearArc Capital. He joined ClearArc Capital in 2001 and has 26 years of investment experience. Prior to joining ClearArc Capital, he held a similar position at Lyon Street Asset Management, a subsidiary of Old Kent Bank, which was acquired by Fifth Third Bank. Previously, he was a fixed income portfolio manager at Atlantic Portfolio Analytics & Management (APAM) which has since been acquired by Semper Capital Management.  He is a member of the CFA West Michigan Society.  Mr. Cassady graduated from Georgia Institute of Technology with a BS in Industrial Management and is a CFA charterholder.

Sub-Advisor:  Rockefeller & Co., Inc. 10 Rockefeller Plaza, Third Floor, New York, New York 10020

Rockefeller serves as sub-advisor to the Touchstone Sustainability and Impact Equity Fund.  As the sub-advisor, Rockefeller makes the daily decisions regarding buying and selling specific securities for the Touchstone Sustainability and Impact Equity Fund, according to the Fund’s investment goals and strategies.  Rockefeller is a global asset management and investment advisory firm that was founded in 1882 by John D. Rockefeller to manage the Rockefeller Family’s personal and philanthropic interests. Rockefeller was incorporated in 1979 and registered with the U.S. Securities and Exchange Commission in 1980 as an investment advisor. Today, Rockefeller provides investment management services and wealth advice to institutions, foundations and endowments, non-profits, individuals, trusts and families. The Fund’s investment strategy reflects Rockefeller’s Global Sustainability & Impact Equity Strategy, which is managed by two portfolio managers and supported by a team of financial analysts and dedicated sustainability and impact analysts. Rockefeller had approximately $6.4 billion in net assets under management as of March 31, 2017. The following individuals are jointly and primarily responsible for the management of the Touchstone Sustainability and Impact Equity Fund’s portfolio:

Touchstone Sustainability and Impact Equity Fund

David P. Harris, CFA, Chief Investment Officer and Managing Director, joined Rockefeller in 1999 and began managing the Fund in 2015. Prior to joining Rockefeller, Mr. Harris spent over three years with Stein Roe & Farnham, as Portfolio Manager of the Stein Roe International Fund and Stein Roe Emerging Markets Fund. He is a Chartered Financial Analyst charterholder and received an MBA with Distinction in Finance from Cornell University and a BA in Economics from the University of Michigan.

Jimmy C. Chang, CFA, Chief Investment Strategist, Managing Director and Senior Portfolio Manager, joined Rockefeller in 2004 and began managing the Fund in 2015. Prior to joining Rockefeller, Mr. Chang served as a Senior Vice President, Chief Technology Strategist and Senior Technology Analyst at the U.S. Trust Company of New York, where he led technology equity research and co-managed a technology fund. He is a Chartered Financial Analyst charter holder and received an MBA in Finance/International Business from New York University and a BS (summa cum laude) in Electrical Engineering from The Cooper Union.

Investment Advisory Fees

Pursuant to investment advisory agreements, each of Sentinel and Touchstone Advisors, respectively, is entitled to receive a fee with respect to the average daily net assets of the Funds for which they act as investment advisor, which is paid monthly. The advisory fees payable to Sentinel with respect to the Target Funds and to Touchstone Advisors with respect to the Acquiring Funds are set forth in the table below. For each Acquiring Fund, Touchstone Advisors pays a sub-advisory fee to the applicable sub-advisor from its advisory fee. The following table sets forth each Fund’s advisory fee as a percentage of average daily net assets as of the date of this Joint Proxy Statement/Prospectus.

Target Fund		Acquiring Fund

Average Daily Net Assets	Investment Advisory Fee Rate (Annualized)	Average Daily Net Assets	Investment Advisory Fee Rate (Annualized)
Sentinel Government Securities Fund		Touchstone Active Bond Fund
First $500 million	0.45%	First $300 million	0.40%
Next $500 million	0.40%	Assets over $300 million	0.35%
Next $1 billion	0.35%
Next $2 billion	0.30%
In excess of $4 billion	0.25%

Sentinel Total Return Bond Fund		Touchstone Active Bond Fund
First $200 million	0.55%	First $300 million	0.40%
Next $200 million	0.50%	Assets over $300 million	0.35%
Next $600 million	0.45%
Next $1 billion	0.40%
In excess of $2 billion	0.35%

Sentinel Low Duration Bond Fund		Touchstone Ultra Short Duration Fixed Income Fund
First $500 million	0.45%	All assets	0.25%
Next $500 million	0.40%
Next $1 billion	0.35%
Next $2 billion	0.30%
In excess of $4 billion	0.25%

Sentinel Multi-Asset Income Fund		Touchstone Flexible Income Fund
First $200 million	0.55%	First $500 million	0.70%
Next $200 million	0.50%	Assets over $500 million	0.60%
Next $600 million	0.45%
Next $1 billion	0.40%
In excess of $2 billion	0.35%

Sentinel Sustainable Core Opportunities Fund		Touchstone Sustainability and Impact Equity Fund
First $500 million	0.70%	First $200 million	0.75%
Next $300 million	0.65%	Next $800 million	0.70%
Next $200 million	0.60%	Assets over $1 billion	0.65%
Next $1 billion	0.50%
In excess of $2 billion	0.40%

Target Fund		Acquiring Fund

Average Daily Net Assets	Investment Advisory Fee Rate (Annualized)	Average Daily Net Assets	Investment Advisory Fee Rate (Annualized)
Sentinel Balanced Fund		Touchstone Balanced Fund
First $200 million	0.55%	First $200 million	0.55%
Next $200 million	0.50%	Next $200 million	0.50%
Next $600 million	0.45%	Next $600 million	0.45%
Next $1 billion	0.40%	Next $1 billion	0.40%
In excess of $2 billion	0.35%	Assets over $2 billion	0.35%

Sentinel Common Stock Fund		Touchstone Large Cap Focused Fund
First $500 million	0.70%	First $500 million	0.70%
Next $300 million	0.65%	Next $300 million	0.65%
Next $200 million	0.60%	Next $200 million	0.60%
Next $1 billion	0.50%	Next $1 billion	0.50%
In excess of $2 billion	0.40%	Assets over $2 billion	0.40%

Sentinel International Equity Fund		Touchstone International Equity Fund
First $500 million	0.70%	First $500 million	0.70%
Next $300 million	0.65%	Next $300 million	0.65%
Next $200 million	0.60%	Next $200 million	0.60%
Next $1 billion	0.50%	Next $1 billion	0.50%
In excess of $2 billion	0.40%	Assets over $2 billion	0.40%

Sentinel Small Company Fund		Touchstone Small Company Fund
First $500 million	0.70%	First $500 million	0.70%
Next $300 million	0.65%	Next $300 million	0.65%
Next $200 million	0.60%	Next $200 million	0.60%
Next $1 billion	0.50%	Next $1 billion	0.50%
In excess of $2 billion	0.40%	Assets over $2 billion	0.40%

The following table sets forth the advisory fees for Touchstone Flexible Income Fund and Touchstone Sustainability and Impact Fund as a percentage of average daily net assets effective upon the consummation of the Reorganizations.

Average Daily Net Assets	Investment Advisory Fee Rate (Annualized)
Touchstone Flexible Income Fund
First $500 million	0.60%
Assets over $500 million	0.50%

Touchstone Sustainability and Impact Equity Fund
First $1 billion	0.65%
Assets over $1 billion	0.60%

The SAI for each Fund provides additional information about the portfolio managers’ method of compensation, other accounts managed by each portfolio manager and, except with respect to Shell Funds, investments in the Fund or Funds that they manage.

Advisory and Sub-Advisory Agreement Approval

A discussion of the basis for the Sentinel Funds Board’s approval of the Target Funds’ advisory agreement is included in the Sentinel Funds’ Annual Report for the fiscal year ended November 30, 2016 for the Target Funds.  A discussion of the basis for the Touchstone Funds Board’s approval of the advisory agreement with Touchstone Advisors and sub-advisory agreements with Fort Washington, ClearArc Capital and Rockefeller will be included in the Annual Report for the period ending November 30, 2017 with respect to the Shell Funds, and is included in the Annual Report for the fiscal year ended March 31, 2017 with respect to the Touchstone Flexible Income Fund and Touchstone Sustainability and Impact Equity Fund, and the Semi-Annual Report for the period ending March 31, 2017 with respect to the Touchstone Active Bond Fund and the Touchstone Ultra Short Duration Fixed Income Fund.

Expense Limitation Agreement

Target Funds.  Sentinel has contractually agreed, effective March 30, 2017, to reimburse certain expenses paid by the Class I shares of the Target Funds to the extent necessary to prevent the total annual fund operating expense ratio of the Class I shares of the Target Funds, on an annualized basis, from exceeding the total annual fund operating expense ratio of the Class A shares of the same Target Fund. This agreement will continue through March 31, 2018.

Sentinel has contractually agreed, effective March 30, 2017, to waive fees and/or reimburse certain expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for Class A, R3 and Class R6 shares of the Total Return Bond Fund, on an annualized basis, as set forth in the table below.

Sentinel has contractually agreed, effective March 30, 2017, to waive fees and/or reimburse certain expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for Class R6 shares of the Sentinel Common Stock Fund and Sentinel Small Company, as set forth in the table below. Sentinel is entitled to recoup from such Funds any fees waived and/or expenses reimbursed with respect to any class for a three year period following the date of such fee waiver and/or reimbursement if such recoupment does not cause the Total Annual Fund Operating Expenses of a class of the Fund at the time of such reimbursement to exceed the expense limit in effect at the time of the applicable waiver/reimbursement or the expense limit in effect at the time of the recoupment, whichever is less. Sentinel generally seeks reimbursement on a rolling three year basis whereby the oldest subsidies are recouped first.

Sentinel has agreed to waive fees and/or reimburse certain expenses to limit  Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for Class T shares of  each Target Fund, as set forth in the table below.

Each of the Expense Limitation Agreements for the Target Funds discussed above may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Sentinel Funds Board. Fees waived and expenses reimbursed by Sentinel prior to the closing of the Reorganizations may not be recouped by Sentinel or Touchstone Advisors following the closing of the Reorganizations.

Acquiring Funds.  Touchstone Advisors has agreed to waive the Acquiring Funds’ fees and reimburse certain Fund expenses in order to limit the total annual operating expenses (excluding dividend and interest expenses relating to short sales, interest, taxes, brokerage commissions and other transaction costs, portfolio transactions and investment related expenses, other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles, the cost of “Acquired Fund Fees and Expenses,” if any, and other extraordinary expenses not incurred in the ordinary course of business) of each share class of each Acquiring Fund offered hereby (except Class T shares), on an annualized basis, to an amount no greater than the net expense amounts of the corresponding class of shares of the corresponding Target Fund as of the fiscal year ended November 30, 2016 for two years following the Reorganization, as set forth in the table below. For Class T shares, Touchstone Advisors has contractually agreed to waive fees and reimburse expenses in order to similarly maintain the total annual operating expenses of each Acquiring Fund’s Class T shares to an amount no greater than the total annual operating expense ratio of the Acquiring Fund’s Class A shares. Absent this expense limitation, the pro forma total annual fund operating expense ratio of certain classes of shares of an Acquiring Fund may be higher than the total annual fund operating expenses before any waivers and reimbursements of the corresponding class of the corresponding Target Fund. Such expense limits are set forth in the table below and will remain in place with respect to each Acquiring Fund for a period of two years from the Closing of the applicable Reorganization. The Acquiring Funds’ expenses may be higher following the expiration of the expense limitation agreement. Fees waived and expenses reimbursed by Touchstone Advisors pursuant to this expense limitation agreement may be recouped by Touchstone Advisors for up to three years from the date of waiver or reimbursement. The Fund will make repayments to Touchstone Advisors only if such repayment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed both (1) the expense limitation in place when such amounts were waived and (2) the Fund’s current expense limitation.

Target Fund and Share Class	Expense Limit	Expiration of Expense Limit	Corresponding Acquiring Fund and Share Class	Expense Limit	Expiration of Expense Limit
Sentinel Government Securities Fund			Touchstone Active Bond Fund
Class A	—		Class A	0.90%	— (2)
Class C	—		Class C	1.65%	— (2)
Class I	— (1)	3/31/2018	Class Y	0.65%	— (2)
Class T	0.90%	3/31/2018	Class T	0.90%	— (2)

Sentinel Total Return Bond Fund			Touchstone Active Bond Fund
Class A	0.89%	3/31/2018	Class A	0.90%	— (2)
Class C	—		Class C	1.65%	— (2)
Class I	— (1)	3/31/2018	Class Y	0.65%	— (2)
Class R3	1.19%	3/31/2018	Class A	0.90%	— (2)
Class R6	0.69%	3/31/2018	Class Y	0.65%	— (2)
Class T	0.85%	3/31/2018	Class T	0.90%	— (2)

Sentinel Low Duration Bond Fund			Touchstone Ultra Short Duration Fixed Income Fund
Class A	—		Class A	0.69%	— (2)
Class I	— (1)	3/31/2018	Class Y	0.44%	— (2)
Class S	—		Class S	0.94%	— (2)
Class T	0.90%	3/31/2018	Class T	0.69%	— (2)

Sentinel Multi-Asset Income Fund			Touchstone Flexible Income Fund
Class A	—		Class A	1.04%	— (2)
Class C	—		Class C	1.79%	— (2)
Class I	— (1)	3/31/2018	Class Y	0.79%	— (2)
Class T	1.00%	3/31/2018	Class T	1.04%	— (2)

Sentinel Sustainable Core Opportunities Fund			Touchstone Sustainability and Impact Equity Fund
Class A	—		Class A	1.17%	— (2)
Class I	— (1)	3/31/2018	Class Y	0.90%	— (2)
Class T	1.18%	3/31/2018	Class T	1.17%	— (2)

Sentinel Balanced Fund			Touchstone Balanced Fund
Class A	—		Class A	1.01%	— (2)
Class C	—		Class C	1.78%	— (2)
Class I	— (1)	3/31/2018	Class Y	0.81%	— (2)
Class T	1.01%	3/31/2018	Class T	1.01%	— (2)

Target Fund and Share Class	Expense Limit	Expiration of Expense Limit	Corresponding Acquiring Fund and Share Class	Expense Limit	Expiration of Expense Limit
Sentinel Common Stock Fund			Touchstone Large Cap Focused Fund
Class A	—		Class A	1.00%	— (2)
Class C	—		Class C	1.79%	— (2)
Class I	— (1)	3/31/2018	Class Y	0.72%	— (2)
Class R6	0.65%	3/31/2018	Institutional Class	0.65%	— (2)
Class T	1.00%	3/31/2018	Class T	1.00%	— (2)

Sentinel International Equity Fund			Touchstone International Equity Fund
Class A	—		Class A	1.36%	— (2)
Class C	—		Class C	2.49%	— (2)
Class I	— (1)	3/31/2018	Class Y	0.99%	— (2)
Class T	1.36%	3/31/2018	Class T	1.36%	— (2)

Sentinel Small Company Fund			Touchstone Small Company Fund
Class A	—		Class A	1.22%	— (2)
Class C	—		Class C	1.95%	— (2)
Class I	— (1)	3/31/2018	Class Y	0.89%	— (2)
Class R6	0.73%	3/31/2018	Class R6	0.73%	— (2)
Class T	1.22%	3/31/2018	Class T	1.22%	— (2)

(1)
For each Target Fund, the expense limit for the Target Fund’s Class I shares, on an annualized basis, is equal to the total annual fund operating expense ratio of the Target Fund’s Class A shares. Therefore, the expense limit for each Target Fund’s Class I shares may vary over time depending on the resulting total annual fund operating expense ratio of the Target Fund’s Class A shares.

(2)	For each Acquiring Fund, the expense limitation agreement will be in place for two years following the applicable Reorganization.

Other Service Providers

The Target Funds engage and the Acquiring Funds will engage the service providers set forth in the chart below.

	Target Funds’ Service Providers	Acquiring Funds’ Service Providers
Principal Underwriter	Sentinel Financial Services Company	Touchstone Securities, Inc.
Administrator	Sentinel Administrative Services, Inc.	Touchstone Advisors, Inc.
Sub-Administrator	N/A	BNY Mellon Investment Servicing (US) Inc.
Transfer Agent	Boston Financial Data Services, Inc.	BNY Mellon Investment Servicing (US) Inc.
Custodian	State Street Bank & Trust Company	Brown Brothers Harriman & Co.
Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP	Ernst & Young LLP

SHARE CLASSES OF THE TARGET FUNDS AND ACQUIRING FUNDS

Share Class Offerings.  The share classes offered by the Target Funds and the corresponding share classes offered by the Acquiring Funds are listed in the table below.

FUNDS
Sentinel Government Securities	Touchstone Active Bond	Sentinel Total Return Bond	Touchstone Active Bond	Sentinel Low Duration Bond	Touchstone Ultra Short Duration Fixed Income	Sentinel Multi Asset Income	Touchstone Flexible Income	Sentinel Sustainable Core Opportunities	Touchstone Sustainability and Impact Equity	Sentinel Balanced	Touchstone Balanced	Sentinel Common Stock	Touchstone Large Cap Focused	Sentinel International Equity	Touchstone International Equity	Sentinel Small Company	Touchstone Small Company
A	A	A	A	A	A	A	A	A	A	A	A	A	A	A	A	A	A
C	C	C	C	I	Y	C	C	I	Y	C	C	C	C	C	C	C	C
I	Y	I	Y	S	S	I	Y			I	Y	I	Y	I	Y	I	Y
		R3	A									R6	Inst			R6	R6
		R6	Y
T	T	T	T	T	T	T	T	T	T	T	T	T	T	T	T	T	T

If a Reorganization is consummated, shareholders of the Target Fund will receive shares of the corresponding class of the Acquiring Fund in the Reorganization.  Nothing contained herein will be construed as an offer to purchase or otherwise acquire shares of any Acquiring Fund other than in connection with the applicable Reorganization.  The Touchstone Funds Board has reserved the right to create and issue additional classes of any Acquiring Fund following the Reorganizations.  Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class.  Shares of each series or class generally vote together on fund- or trust-wide matters, except when required under federal securities laws to vote separately on matters that only affect a particular series or class, such as the approval of a distribution plan for a particular class.

Buying and Selling Fund Shares

The Target Funds’ and the Acquiring Funds’ minimum investment requirements are set forth in the table and the discussion below. Each Fund reserves the right to reduce or waive these minimums in certain instances. The initial investment minimum will be waived with respect to shareholder accounts opened in connection with the Reorganizations.

	Classes A, C, and T		Class S		Class Y
	Initial Investment	Additional Investment	Initial Investment	Additional Investment	Initial Investment	Additional Investment
Target Funds
Regular Account and Individual Retirement Account	$1,000	$50	$1,000	$50	N/A	N/A
Institutional Investors(1)	$1,000	None	$1,000,000	None	N/A	N/A
Automatic Investment Plan	$50	$50	$50	$50	N/A	N/A
Other Accounts	$1,000	$50	$1,000	$50	N/A	N/A
Acquiring Funds
Regular Account	$2,500	$50	$1,000	$50	$2,500	$50
Retirement Account or Custodial Account under the Uniform Gifts / Transfers to Minors Act	$1,000	$50	$1,000	$50	$1,000	$50
Automatic Investment Plan	$100	$50	$100	$50	$100	$50

(1)
For the Target Funds, “Institutional Investors” include retirement plans with omnibus accounts held on the books of the Fund, fee based investment advisory platforms, qualified tuition programs established under Section 529 of the Code, and registered investment companies.

Target Funds.  There is no size limit on purchases of Class A or Class S shares. The maximum purchase of Class C shares accepted is $999,999. Investment minimums apply to the purchase of Class I and Class R6 shares, with certain exceptions.

Class I shares of the Target Funds are only available to institutional investors, with certain limited exceptions. There is a $1 million initial investment minimum for institutional investors, with certain exceptions.  Class R3 shares of the Target Funds are only available to employer sponsored group retirement and group 529 college savings plans. To be eligible, shares must be held through plan administrator level or omnibus accounts held on the books of the Fund.  Class R6 shares of the Target Funds are available to certain employer sponsored group retirement and group 529 college savings plans; registered investment companies; institutions, trusts and foundations with a $1 million initial investment; and certain fee-based advisory programs.

Regardless of the method of payment selected, payments for redemptions of shares of the Target Funds are sent within seven days after receipt of a proper redemption request.  If a redemption is paid by check, the Target Funds’ transfer agent will normally mail shareholders a check in payment for their shares within seven days after it receives all documents required to process the redemption.  In addition, while the Target Funds generally intend to pay all redemptions in cash, each Target Fund may, at its discretion, redeem its shares in kind.  If this occurs, securities received in kind remain at the risk of the market, and the redeeming shareholder may incur brokerage or other transaction costs to convert the securities to cash.  If illiquid securities are used to satisfy redemptions in kind, redeeming shareholders may face difficulties in selling the illiquid securities at a fair price.

Acquiring Funds.  Institutional Class shares of the Touchstone Large Cap Focused Fund are available through Touchstone Securities or your financial intermediary.  There is a $500,000 initial investment minimum for Institutional shares. Class R6 shares of the Touchstone Small Company Fund are generally available only to institutional investors, which include but are not limited to certain employer sponsored group retirement and group 529 college savings plans; registered investment companies; institutions, trusts and foundations; and certain fee-based advisory programs which have entered into agreements with the Distributor or the Fund to offer R6 shares.

You may buy and sell shares in the Acquiring Funds on a day when the NYSE is open for trading.  Class A and Class C shares may be purchased and sold directly from Touchstone Securities or through your financial intermediary.  Class Y shares are available only through financial intermediaries who have appropriate selling agreements in place with Touchstone Securities.  Acquiring Fund shares may be purchased or sold by writing to Touchstone Securities at P.O. Box 9878, Providence, Rhode Island 02940, calling 800.543.0407, or visiting the Touchstone Funds’ website:  TouchstoneInvestments.com. You may only sell shares over the telephone or via the Internet if the value of the shares sold is less than or equal to $100,000. Acquiring Fund shares held in IRA accounts and qualified retirement plans cannot be sold by telephone or via the Internet. If your shares are held by a processing organization or financial intermediary you will need to follow its purchase and redemption procedures.

Regardless the method of payment selected (e.g., check, wire, Automated Clearing House (“ACH”) transaction), payments for redemptions of shares of the Acquiring Funds are sent within seven days (normally within 3 business days) after receipt of a proper redemption request in accordance with the requirements set forth in the “Investing with Touchstone” section below.  The Acquiring Funds generally intend to pay all redemptions in cash.  However, the Acquiring Funds reserve the right to redeem in kind, under certain unusual circumstances (such as a period of unusually high market volatility), by paying you the proceeds in portfolio securities rather than in cash.  In-kind redemptions are taxable to you for federal income tax purposes in the same manner as cash redemptions.  For more information about buying and selling shares see “Investing with Touchstone” or call 800.543.0407.

Financial Intermediary Compensation

If you purchase shares in a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

Exchange Privileges of the Funds

The Funds are subject to the exchange privileges listed below.

Target Funds. You may exchange shares of one Sentinel Fund for shares of the same class of another Sentinel Fund, if available, without charge by contacting the Sentinel Fund’s transfer agent. You may also set up your account to exchange automatically a specified number or dollar-value of shares in one of the Sentinel Funds into shares of the same class in another Sentinel Fund at regular intervals. New purchases of any class of shares must remain in an account for 15 days before they can be exchanged to another Sentinel Fund. Sentinel Funds may modify or terminate the exchange privilege in accordance with the rules of the Securities and Exchange Commission (the current rules require 60 days advance notice to shareholders prior to the modification or termination of the exchange privilege).  In general, the Sentinel Funds do not offer the ability to exchange Class T shares of one Sentinel Fund for Class T shares of another Sentinel Fund.

Acquiring Funds.  Shares of a Touchstone Fund may be exchanged into the same share class of another Touchstone Fund at NAV as long as applicable investment minimums and proper selling agreement requirements are met. Touchstone Funds that are closed to new investors may not accept exchanges.  You do not have to pay any exchange fee for your exchange, but if you exchange from a fund with a lower load schedule to a fund with a higher load schedule you may be charged the load differential.  You may realize a taxable gain if you exchange shares of the Acquiring Fund for shares of another Touchstone Fund. In general, the Touchstone Funds do not offer the ability to exchange Class T shares of one Touchstone Fund for Class T shares of another Touchstone Fund.

Distribution Policy

Target Funds.   The Target Funds distribute their net investment income, if any, as set forth in the table below.  For each Fund, distributions of any net realized capital gains for a fiscal year are generally paid in December, following the November 30th fiscal year-end.

Target Fund	Dividends Paid
Sentinel Government Securities Fund	Monthly
Sentinel Total Return Bond Fund	Monthly
Sentinel Low Duration Bond Fund	Monthly
Sentinel Multi-Asset Income Fund	Monthly
Sentinel Sustainable Core Opportunities Fund	Annually
Sentinel Balanced Fund	Quarterly
Sentinel Common Stock Fund	Quarterly
Sentinel International Equity Fund	Annually
Sentinel Small Company Fund	Annually

Acquiring Funds.  Each Acquiring Fund intends to distribute to its shareholders substantially all of its income and capital gains. The table below outlines when dividends, if any, are declared and paid by each Acquiring Fund:

Acquiring Fund	Dividends Declared/Dividends Paid
Touchstone Active Bond Fund	Monthly/Monthly
Touchstone Ultra Short Duration Fixed Income Fund	Daily/Monthly
Touchstone Flexible Income Fund	Monthly/Monthly
Touchstone Sustainability and Impact Equity Fund	Annually/Annually
Touchstone Balanced Fund	Annually/Annually
Touchstone Large Cap Focused Fund	Annually/Annually
Touchstone International Equity Fund	Annually/Annually
Touchstone Small Company Fund	Annually/Annually

Each Acquiring Fund intends to make distributions of capital gains, if any, at least annually.  If you own shares on an Acquiring Fund’s distribution record date, you will be entitled to receive the distribution.

You will receive income dividends and distributions of capital gains in the form of additional Acquiring Fund shares unless you elect to receive payment in cash. Shareholders of a Target Fund who currently have their dividends or distributions reinvested will have dividends or distributions received from the corresponding Acquiring Fund reinvested in the corresponding share class of the Acquiring Fund after the Reorganization.  Shareholders of a Target Fund who have elected to receive dividends or distributions in cash will receive dividends or distributions from the corresponding Acquiring Fund in cash after the Reorganization, although they may, after the Reorganization, elect to have both dividends and distributions reinvested in additional shares of the Acquiring Fund.

Cash payments will only be made for amounts equal to or exceeding $25. For amounts less than $25, the dividends and distributions will be automatically reinvested in the paying Acquiring Fund and class. To elect cash payments, you must notify the Acquiring Funds in writing or by phone prior to the date of distribution. Your election will be effective for dividends and distributions paid after we receive your notice. To cancel your election, simply send written notice to Touchstone Investments, P.O. Box 9878, Providence, Rhode Island 02940, or by overnight mail to Touchstone Investments, c/o BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, Massachusetts 01581, or call Touchstone Securities at 800.543.0407. If you hold your shares through a financial institution, you must contact the institution to elect cash payment. If you elect to receive dividends and distributions in cash and the payment (1) is returned and marked as “undeliverable” or (2) is not cashed for six months, your cash election will be changed automatically and future dividends will be reinvested in the Acquiring Fund at the per share NAV determined as of the date of cancellation.

An Acquiring Fund’s dividends and other distributions are taxable to shareholders (other than retirement plans and other tax-exempt investors) whether received in cash or reinvested in additional shares of the Acquiring Fund. A dividend or distribution paid by an Acquiring Fund, has the effect of reducing the NAV per share on the ex-dividend date by the amount of the dividend or distribution. A dividend or distribution declared shortly after a purchase of shares by an investor would, therefore, represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to federal income taxes.

For most shareholders, a statement will be sent to you after the end of each calendar year detailing the federal income tax status of your distributions. Please see “Federal Income Tax Information” below for more information on the federal income tax consequences of dividends and other distributions made by an Acquiring Fund.

DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS
 FOR THE ACQUIRING FUNDS

Rule 12b-1 Distribution Plans.  Each Acquiring Fund has adopted a distribution plan under Rule 12b-1 of the 1940 Act with respect to its Class A shares, Class C shares, and Class T shares. In addition, the Touchstone Ultra Short Duration Fixed Income Fund has adopted a distribution plan under Rule 12b-1 of the 1940 Act with respect to its Class S shares. The plans allow each Acquiring Fund to pay distribution and other fees for the sale and distribution of its shares and for services provided to shareholders. Under the Class A and Class T plans, the Acquiring Funds pay an annual fee of up to 0.25% of average daily net assets that are attributable to Class A and Class T shares. Under the Class C plan, the Acquiring Funds pay an annual fee of up to 1.00% of average daily net assets that are attributable to Class C shares (of which up to 0.75% is a distribution fee and up to 0.25% is a shareholder servicing fee). Under the Class S plan, the Touchstone Ultra Short Duration Fixed Income Fund pays an annual fee of up to 0.50% of average daily net assets that are attributable to Class S shares (of which up to 0.25% is a distribution fee and up to 0.25% is a shareholder servicing fee).  Because these fees are paid out of an Acquiring Fund’s assets on an ongoing basis, they will increase the cost of your investment and over time may cost you more than paying other types of sales charges.

Additional Compensation to Financial Intermediaries. Touchstone Securities, the Acquiring Trusts’ principal underwriter, at its own expense (from a designated percentage of its income) currently provides additional compensation to certain dealers.  Touchstone Securities pursues a focused distribution strategy with a limited number of dealers who have sold shares of the Acquiring Fund or other Touchstone Funds.  Touchstone Securities reviews and makes changes to the focused distribution strategy on a periodic basis.  These payments are generally based on a pro rata share of a dealer’s sales.  Touchstone Securities may also provide compensation in connection with conferences, sales, or training programs for employees, seminars for the public, advertising, and other dealer-sponsored programs.

Touchstone Advisors, at its own expense, may also provide additional compensation to certain affiliated and unaffiliated dealers, financial intermediaries or service providers for certain services including distribution, administrative, sub-accounting, sub-transfer agency or shareholder servicing activities.  These additional cash payments to a financial intermediary are payments over and above sales commissions or reallowances, distribution fees or servicing fees (including networking, administration, and sub-transfer agency fees).  These additional cash payments also may be made as an expense reimbursement in cases where the financial intermediary bears certain costs in connection with providing shareholder services to Acquiring Fund shareholders.  Touchstone Advisors may also reimburse Touchstone Securities for making these payments.

Touchstone Advisors and its affiliates may also pay cash compensation in the form of finders’ fees or referral fees that vary depending on the dollar amount of shares sold.  The amount and value of additional cash payments vary for each financial intermediary.  The additional cash payment arrangement between a particular financial intermediary and Touchstone Advisors or its affiliates may provide for increased rates of compensation as the dollar value of each Fund’s shares or particular class of shares sold or invested through such financial intermediary increases.  The availability of these additional cash payments, the varying fee structure within a particular additional cash payment arrangement and the basis for and manner in which a financial intermediary compensates its sales representatives may create a financial incentive for a particular financial intermediary and its sales representatives to recommend the Acquiring Fund’s shares over the shares of other mutual funds based, at least in part, on the level of compensation paid.  You should consult with your financial intermediary and review carefully any disclosure by the financial firm as to compensation received by your financial intermediary.  Although the Acquiring Fund may use financial firms that sell the Fund’s shares to effect portfolio transactions for the Fund, the Fund and Touchstone Advisors will not consider the sale of the Fund’s shares as a factor when choosing financial firms to effect those transactions.  For more information on payment arrangements, please see the section entitled “Touchstone Securities” in the SAI of the Shell Funds relating to this Joint Proxy Statement/Prospectus and the SAI of the Operating Funds, each of which is incorporated by reference into this Joint Proxy Statement/Prospectus.

INFORMATION ON SHAREHOLDERS’ RIGHTS

The following is a comparison of certain important provisions of the governing instruments and governing laws of the Funds, but is not a complete description.  Further information about the Target Funds’ governance structure is contained in their SAI and governing documents, which are on file with the SEC.  Further information about the Acquiring Funds’ governance structure is contained in the SAIs related to each Acquiring Fund and each Acquiring Fund’s governing documents, which are on file with the SEC.

Organization and Governing Law.  The Funds are open-end, management investment companies.  Sentinel Group Funds, Inc. is a Maryland corporation.  Touchstone Strategic Trust is a Massachusetts business trust.  Touchstone Funds Group Trust is a Delaware statutory trust.  The Target Funds are series of Sentinel Group Funds, Inc. and the Acquiring Funds consist of series of Touchstone Strategic Trust and series of Touchstone Funds Group Trust.  A Fund organized as a Massachusetts business trust is governed by the trust’s declaration of trust and by-laws or similar instruments. The power and authority to manage the Fund and its affairs reside with the trustees, and shareholder rights are generally limited to those provided to the shareholders in the declaration of trust or similar instrument, rather than by statute. A Fund organized as a Maryland corporation is governed both by the Maryland General Corporation Law (the “MGCL”) and its charter and Bylaws. For a Maryland corporation, unlike a Massachusetts business trust, the MGCL prescribes many aspects of corporate governance. A Fund organized as a Delaware statutory trust is governed by Delaware law and the trust’s declaration of trust and by-laws or similar instruments.  The Funds are also governed by applicable federal law. Each Fund and its business and affairs are managed under the supervision of its Board of Directors or Board of Trustees (each a “Board”).

	Sentinel Group Funds, Inc.	Touchstone Strategic Trust	Touchstone Funds Group Trust
Form of Organization:	Maryland corporation	Massachusetts business trust	Delaware statutory trust
Preemptive Rights:	None, other than as the Sentinel Fund Board may establish.	None	None

	Sentinel Group Funds, Inc.	Touchstone Strategic Trust	Touchstone Funds Group Trust
Conversion Rights:
As may be determined by the Sentinel Funds Board, in accordance with applicable law, shares of a particular series or class of stock may be automatically converted into shares of another class of stock of such series based on the relative net asset values of such classes at the time of the conversion, subject to any conditions of conversion imposed by the Sentinel Funds Board.

Subject to compliance with the requirements of the 1940 Act, the trustees shall have the authority to provide that holders of shares of any series shall have the right to convert said shares into shares of one or more other series of shares in accordance with such requirements and procedures as may be established by the Board.

The different series shall be established and designated, and the variations in relative rights and preferences as between the different series shall be fixed and determined, by the Board.
Annual Meetings:
The corporation shall not be required to hold an annual meeting of stockholders in any year in which the election of directors is not required to be acted upon under the 1940 Act. In the event that the corporation is required to hold a meeting of stockholders to elect directors under the 1940 Act, such meeting shall be designated the annual meeting of stockholders.
		The Funds are not required to hold annual shareholder meetings under their declaration of trust and bylaws.	The Funds are not required to hold annual shareholder meetings under their declaration of trust and bylaws.
Right to Call Shareholder Meetings:
The chairman of the board, president, chief executive officer or the Sentinel Funds Board may call a special meeting of the stockholders. Subject to certain conditions and procedures set forth in Sentinel Funds’ Bylaws, a special meeting of stockholders shall also be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than 25% of all the votes entitled to be cast at such meeting.

A meeting of the shareholders of the Trust may be called at any time by the Board or by application of shareholders holding at least 25% of the shares of the Trust or one or more series then outstanding.  A special meeting of shareholders shall be called for the purpose of voting on the removal of any trustee upon the written request of the holders of 10% of the shares then outstanding.

Meetings of the shareholders may be called by the trustees for the purpose of electing trustees and for such other purposes as may be prescribed by law, by the declaration of trust or by the by-laws.

A meeting of the shareholders may be called at any time by the Board or by the Chair of the Board or by the President.

	Sentinel Group Funds, Inc.	Touchstone Strategic Trust	Touchstone Funds Group Trust
Notice of Meetings:	Written or printed notice shall be given by any means permitted by Maryland law at least 10 days, but not more than 90 days, days before each meeting of stockholders.
Written notice of any meeting of shareholders shall be given or caused to be given by the Trustees by mailing such notice at least seven days before such meeting, postage prepaid, stating the time, place and purpose of the meeting, to each shareholder at the shareholder’s address as it appears on the records of the Trust.

Written notice of any meeting of shareholders shall be given or caused to be given by the Trustees by mailing such notice at least seven days, but not more than 75 days, before such meeting, postage prepaid, stating the time and place of the meeting, to each shareholder at the shareholder’s address as it appears on the records of the Trust.

Record Date for Meetings:
The Sentinel Funds Board may set, in advance, a record date which shall not be prior to the close of business on the day the record date is fixed and shall be at least 10 days, but not more than 90 days, before the date on which the meeting of stockholders is to be held.
		The trustees may fix a date not more than 60 days prior to the date of any meeting of shareholders.	The Board may fix in advance a record date at least seven days, but not more than 90 days, before the date of any such meeting.
Quorum for Meetings and Adjournments:
The presence in person or by proxy of the holders of shares entitled to cast one-third of the votes entitled to be cast (without regard to series or class) shall constitute a quorum at any meeting of the stockholders, except with respect to any matter which, under the 1940 Act or other applicable statutes or regulations or the charter of Sentinel Funds, requires approval by a separate vote of one or more classes of stock, in which case the presence in person or by proxy of the holders of one-third of the shares of stock of each class required to vote as a class on the matter shall constitute a quorum.
		A majority of the shares entitled to vote shall be a quorum for the transaction of business at a shareholders’ meeting, but any lesser number shall be sufficient for adjournments.	Except when a larger quorum is required by applicable law, by the by-laws or by the declaration of trust, 40% of the shares entitled to vote shall constitute a quorum at a shareholders’ meeting.

	Sentinel Group Funds, Inc.	Touchstone Strategic Trust	Touchstone Funds Group Trust
Shareholder Votes Required for Approval of Matters at Meetings:
When a quorum is present at any meeting, the affirmative vote of a majority of the votes cast, shall decide any matter properly brought before such meeting, unless a different vote is required under the MGCL, the 1940 Act or other applicable statutes or Sentinel Funds’ charter of the corporation.

A majority of the shares voted, at a meeting of which a quorum is present, shall decide any questions, except when a different vote is required or permitted by any provision of the 1940 Act or other applicable law or by this declaration of trust or the by-laws.

When a quorum is present at any meeting, a majority of the shares voted shall decide any questions, except when a larger vote is required by any provision of this declaration of trust or the by-laws or by applicable law.

Vote Required for Election of Trustees/Directors:
When a quorum is present at any meeting, directors may be elected by the affirmative vote of a plurality of the votes cast (i.e., the nominees receiving the greatest number of votes are elected), unless a different vote is required under the 1940 Act or other applicable statutes or regulations or Sentinel Funds’ charter of the corporation.

A plurality of the shares voted, at a meeting of which a quorum is present, shall elect a trustee, except when a different vote is required or permitted by any provision of the 1940 Act or other applicable law or by this declaration of trust or the by-laws.

When a quorum is present at any meeting, a plurality of the shares voted shall elect a Trustee, except when a larger vote is required by any provision of this declaration of trust or the by-laws or by applicable law.

	Sentinel Group Funds, Inc.	Touchstone Strategic Trust	Touchstone Funds Group Trust
Votes Required for Approval of Reorganization:
Subject to the following sentence, the Funds cannot merge, engage in a share exchange or engage in similar transactions, for itself or on behalf of a series, unless declared advisable by the Sentinel Funds Board and approved by the affirmative vote of stockholders holding at least a majority of the shares entitled to vote on the matter. The Board can authorize the reorganization of any series or all series by a transfer of assets, without the approval of stockholders, except as required by the 1940 Act.

The declaration of trust  provides for the reorganization of the Trust or any series of the Trust by the transfer of the assets of the Trust or such series to another trust or fund, by vote of the trustees of the Trust without the approval of shareholders, unless such approval is required under the 1940 Act.

The trustees may cause the Trust, its series, or its shares to be merged into, consolidated with, converted into, or exchanged with beneficial interests in another trust or company, as authorized by the vote of a majority of the outstanding Shares so affected.

Notwithstanding the  above, any Series created on or after August 14, 1998 may (1) consolidate or merge with one or more other trusts, partnerships, associations or corporations, including any series or class thereof, or (2) transfer a substantial portion of its assets to one or more other trusts, partnerships, associations or corporations, including any series or class thereof, without the approval of shareholders of such series if the transaction is authorized by vote of a majority of the trustees.

Removal of Directors/Trustees:	Any director may be removed with or without cause, by a vote of a majority of the shares outstanding.	Any trustee may be removed with or without cause by two-thirds of the trustees or by a vote of two-thirds of the outstanding shares of the Trust.	Any trustee may be removed by a vote of two-thirds of the outstanding shares of the Trust.

	Sentinel Group Funds, Inc.	Touchstone Strategic Trust	Touchstone Funds Group Trust
Personal Liability of Directors/Trustees, Officers and Shareholders:
The Sentinel Fund’s charter provides that, to the maximum extent that Maryland law permits, no present or former director or officer of the corporation shall be liable to the corporation or its stockholders for money damages, subject to the limitations of the 1940 Act.(1)

A Trustee shall be liable for his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law. Subject to the foregoing, the Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, consultant, adviser, administrator, distributor or principal underwriter, custodian or transfer, dividend disbursing, shareholder servicing or accounting agent of the Trust, nor shall any trustee be responsible for the act or omission of any other trustee.

All persons extending credit to, contracting with or having any claim against the Trust shall look only to the assets of the Trust for payment under such credit, contract or claim; and neither the shareholders nor the trustees, nor any of the Trust’s officers, employees or agents, whether past, present or future, shall be personally liable therefor.

The Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, investment advisor or principal underwriter of the Trust, nor shall any trustee be responsible for the act or omission of any other trustee.

All persons who have extended credit which has been allocated to a particular series, or who have a claim or contract which has been allocated to any particular series, shall look, and shall be required by contract to look exclusively, to the assets of that particular series for payment of such credit, claim, or contract.

	Sentinel Group Funds, Inc.	Touchstone Strategic Trust	Touchstone Funds Group Trust
Indemnification of Directors/Trustees
The Sentinel Funds’ Bylaws generally provide for the indemnification of Sentinel Funds Board members and Sentinel Funds’ officers against all liabilities and expenses incurred by such director or officer in connection with any proceeding in which such person is made a party or otherwise or is threatened to be made a party by reason of being or having held such position with Sentinel Funds to the maximum extent permitted by applicable law, except with respect to any matter arising from his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person. Such rights to indemnification are not exclusive and do not affect any other rights the director or officer may have, by contract or otherwise by law, including under any liability insurance policy.

The declaration of trust generally provides for the indemnification of the Trust’s trustees and officers against all liabilities and expenses incurred by any trustee or officer in connection with any proceeding in which such person is made a party or otherwise or is threatened to be made a party by reason of being or having held such position with the Trust, except with respect to any matter arising from his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person.(2)

The Trust out of its assets shall indemnify and hold harmless each and every trustee from and against any and all claims and demands whatsoever arising out of or related to their duties as trustees, except with respect to liability to the Trust or any shareholder to which the trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Rights of Inspection:
No stockholder shall have any right to inspect any account, book or document of the corporation except as conferred by statute or as authorized by the Board.

A stockholder that is otherwise eligible under applicable law to inspect the Corporation’s books of account, stock ledger, or other specified documents of the Corporation shall have no right to make such inspection if the Board of Directors determines that such stockholder has an improper purpose for requesting such inspection.

The records of the Trust shall be open to inspection by shareholders to the same extent as is permitted stockholders of a Massachusetts business corporation under the Massachusetts Business Corporation Law.

The declaration of trust and by-laws, as amended and/or restated, minutes, and accounting books shall be open to inspection by shareholders during usual business hours of the Trust for a purpose reasonably related to the holder’s interests as a shareholder or as the holder of a voting trust certificate.

	Sentinel Group Funds, Inc.	Touchstone Strategic Trust	Touchstone Funds Group Trust
Number of Authorized Shares; Par Value:	2,940,000,000 shares of Common Stock; $0.01 par value per share.	Unlimited; no par value per share.	Unlimited; $0.01 par value per Share.
Number of Votes:
Each outstanding share, regardless of class shall be entitled to either, in the discretion of the Sentinel Funds Board, (a) if approved by the Sentinel Funds Board and pursuant to an exemptive order from the SEC, one vote for each dollar of net asset value per share or (b) one vote for each share on each matter submitted to a vote at a meeting of stockholders.

Each shareholder is entitled to one vote for each whole share that they hold and a fractional vote for each fractional share that they hold.  The governing instruments do not provide for cumulative voting.

Each whole share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of trustees.

Amendment of Governing Instruments:
The charter may be amended only if such amendment is declared advisable by the Board and approved by the affirmative vote of the holders of not less than a majority of all of the votes entitled to be cast on the matter.  The Board has the exclusive power to amend the Bylaws.

The Board has the right to amend the declaration of trust subject to a vote of a majority of the outstanding shares entitled to vote, except for certain amendments, such as the designation of series or classes, the change in name of the Trust or a series, or to supply any omission or cure an ambiguity.  No amendment shall repeal the limitations on personal liability of any shareholder or trustee or repeal the prohibition of assessment upon the shareholders without the express consent of each shareholder or trustee involved.

The by-laws may be amended or repealed by a majority of the trustees to the extent that the by-laws do not reserve that right to the shareholders.

The declaration of trust may be restated and/or amended at any time by an instrument in writing signed by a majority of the then trustees and, if required, by approval of such amendment by shareholders.

The by-laws may be amended or repealed by a majority of the trustees to the extent that the by-laws do not reserve that right to the shareholders.

(1)
Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action.

(2)
Such rights to indemnification are not exclusive and do not affect any other rights the Trustee or officer may have, by contract or otherwise by law, including under any liability insurance policy.  There is no statutory exclusion under Massachusetts law from liabilities for shareholders of a Massachusetts business trust. Therefore, under certain circumstances, shareholders of a Massachusetts business trust may be deemed liable for the obligations of the trust.

Shares.  When issued and paid for in accordance with the prospectuses, shares of the Funds are fully paid and nonassessable, having no preemptive or subscription rights.  Each share of a Fund represents an equal interest in such Fund, although the fees and expenses relating to each class may vary.  Shares of each Fund are entitled to receive their pro rata share of distributions of income and capital gains, if any, made with respect to that Fund as are authorized by its Board and declared by the Fund, although such distributions may vary in amount among the classes of a Fund to reflect class-specific expenses.  Such distributions may be in cash or in additional Fund shares or in a combination thereof.  In any liquidation of a Fund, each shareholder is entitled to receive his or her pro rata share of the net assets of the Fund, after satisfaction of all outstanding liabilities and expenses of the Fund.

Series and Classes.  The Target Funds’ Charter and the Acquiring Funds’ respective Declarations of Trust give broad authority to the Directors/Trustees, as the case may be, to establish series and classes in addition to those currently established and to determine the rights and preferences, conversion rights, voting powers, restrictions, limitations, qualifications or terms or conditions of redemptions of the shares of the series and classes.

Right to Vote.  The 1940 Act provides that shareholders of each Fund have the power to vote with respect to certain matters:  specifically, for the election of Directors/Trustees, the selection of auditors (under certain circumstances), approval of investment advisory agreements and plans of distribution (under certain circumstances), and amendments to fundamental policies, objectives, or restrictions.  Shareholders of each Fund also have the right to vote on certain matters affecting the Fund or a particular share class thereof under their governing instruments and applicable state law.  For matters on which shareholders of a Fund do not have a right to vote, the Board of the Fund may nonetheless determine to submit the matter to shareholders for approval.  Certain votes required by the 1940 Act must be approved by the “vote of a majority of the outstanding shares.” The phrase “vote of a majority of the outstanding shares” means the vote required by the 1940 Act, which is the lesser of (a) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares entitled to vote are present or represented by proxy; or (b) more than 50% of the outstanding shares entitled to vote.

Submission of Shareholder Proposals.  With respect to the Target Funds, nominations of individuals for election to the Board and the proposal of other business at an annual meeting of stockholders may be made (i) pursuant to the Corporation’s notice of meeting, (ii) by or at the direction of the Board of Directors, or (iii) by any stockholder of the Corporation who was a stockholder of record both at the time of giving of notice by the stockholder and at the time of the annual meeting, who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Bylaws.  For nominations or other business to be properly brought before an annual meeting by a stockholder of a Target Fund the stockholder must have given written notice thereof to the secretary of the Corporation not earlier than the 150th day, nor later than 5:00 p.m. Eastern Time on the 120th day, prior to the anniversary of the date of mailing of the notice for the preceding annual meeting. With respect to special meetings of stockholders of a Target Fund, only the business specified in the notice of the meeting may be brought before the meeting. Nominations of individuals for election to the Board of Directors at a special meeting may be made only (i) pursuant to the notice of the meeting, (ii) by or at the direction of the Board of Directors or (iii) provided that the special meeting has been called in accordance with the By-laws for the purpose of electing directors, by a Target Fund stockholder who is a stockholder of record both at the time of giving the advance notice required by the By-laws and at the time of the meeting, who is entitled to vote at the meeting and who has complied with the advance notice provisions of the By-laws.  For nominations or other business to be properly brought before an annual meeting by a Target Fund stockholder the stockholder must have given written notice thereof to the secretary of the Corporation not earlier than the 150th day, nor later than 5:00 p.m. Eastern Time on the 120th day, prior to the anniversary of the date of mailing of the notice for the preceding annual meeting. A similar advance notice requirement applies with respect to stockholder nominations at a special meeting called for the purpose of electing one or more individuals to the Board of Directors.

The Acquiring Funds do not have provisions in their respective governing instruments requiring that a shareholder provide notice to the applicable Fund in advance of a shareholder meeting to enable the shareholder to present a proposal at such meeting, although the federal securities laws, which apply to the Funds, require that certain conditions be met to present any proposals at shareholder meetings.

VOTING INFORMATION CONCERNING THE JOINT SPECIAL MEETING

Proxies are being solicited by the Sentinel Funds Board on behalf of the Target Funds.  The proxies will be voted at the Joint Special Meeting of shareholders of the Target Funds.  The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by Touchstone Advisors and Sentinel and/or their respective affiliates.

Broadridge Financial Solutions, Inc., (the “Solicitor”) has been engaged to assist in the solicitation of proxies for the Special Meeting.  Solicitor’s fees and the cost of printing and mailing proxy materials is expected to be approximately $952,000.  Proxies are expected to be solicited principally by mail, but the Target Funds or the Solicitor may also solicit proxies by telephone, through the Internet or otherwise.  Any telephonic solicitations will follow procedures reasonably designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder’s instructions, and confirming to the shareholders after the fact.  Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instructions as shareholders submitting proxies in written form.  Although representatives of the Solicitor are permitted to answer questions about the voting process and may read any recommendation set forth in this Joint Proxy Statement/Prospectus, they are not permitted to recommend to shareholders how to vote.  Proxies may also be solicited by officers, employees and agents of Sentinel, Touchstone Advisors or their respective affiliates.  Such solicitations may be by telephone, through the Internet or otherwise.

Under Maryland law, the only matters that may be acted on at a special meeting of shareholders are those stated in the notice of the special meeting.  Accordingly, other than procedural matters relating to the Reorganization proposals, no other business may properly come before the Special Meeting.  Under the By-laws of Sentinel Funds, the power to adjourn or conclude the Special Meeting (whether or not a quorum is present) resides with the chairman of the Special Meeting.  If, however, any procedural matter requiring a vote of shareholders should arise, the persons named as proxies will vote on such procedural matter in accordance with their discretion.

Only shareholders of record on the Record Date will be entitled to vote at the Special Meeting.

Any person conferring a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of Sentinel Funds.  In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw his or her proxy by executing a superseding proxy or by submitting a written notice of revocation and voting in person.  All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained in the proxies.  If no instruction is given on a properly executed proxy, the persons named as proxies will vote the shares represented thereby in favor of approval of the applicable Plan.

Target Fund shares represented by a properly executed proxy will be voted in accordance with the instructions on the proxy, or, if no instructions are provided, the shares will be voted in favor of the approval of the Target Fund’s Reorganization.  For purposes of determining a quorum for transacting business at the Special Meeting, abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted.  For this reason, abstentions and broker non-votes will have the effect of a “no” vote for purposes of obtaining the requisite approval of the applicable Reorganization.

If the necessary quorum to transact business or the vote required to approve the Reorganization proposal is not obtained at the Special Meeting, the chairman of the Special Meeting or the shareholders present in person or by proxy may approve one or more adjournments of the Special Meeting, in accordance with applicable law, to permit the further solicitation of proxies.

Quorum and Required Votes

Shareholders of each Target Fund on the Record Date are entitled to one vote for each dollar of net asset value that they hold in the Target Fund, with holders of fractional dollar amounts entitled to a proportional fractional vote. All classes of a Target Fund will vote together as one class on the Reorganization of the Target Fund.  Shareholders representing one-third of all votes entitled to be cast at the Special Meeting of a Target Fund, present in person or by proxy, constitutes a quorum for the Special Meeting with respect to that Target Fund. Approval of the proposed Reorganization of a Target Fund will require the affirmative vote of the holders of a majority of the outstanding voting securities, as defined under the 1940 Act. Under Section 2(a)(42) of the 1940 Act, the vote of a majority of outstanding voting securities of a Target Fund means the vote, at the special meeting of the security holders of such Target Fund duly called (A) of 67% or more of the voting securities present or represented by proxy at such meeting, if the holders of more than 50% of the outstanding voting securities of such Target Fund are present in person or by proxy; or (B) of more than 50% of the outstanding voting securities of such Target Fund, whichever is less.

For the purposes of determining the presence of a quorum for transacting business at the Special Meeting with respect to a Target Fund, abstentions and broker non-votes (i.e., when are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted) will be treated as shares that are present but which have not been voted.  For this reason, abstentions and broker non-votes, if any, will have the effect of a vote against the Reorganization.  Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Secretary of Sentinel Funds a written notice of revocation or a later dated proxy or by attending the Special Meeting and voting in person.

If sufficient votes in favor of a Reorganization set forth in the Notice of Special Meeting are not received by the time scheduled for the Special Meeting, the chairman of the Special Meeting, or, if submitted to shareholders, the shareholders by the affirmative vote of a majority of votes cast at such Special Meeting and entitled to vote at the Special Meeting, whether or not sufficient to constitute a quorum, may adjourn the Special Meeting without further notice to a date not more than 120 days after the Record Date for the Special Meeting. Any business that might have been transacted at the Special Meeting originally called may be transacted at any such adjourned meeting at which a quorum is present. By returning the enclosed form of proxy, you are authorizing the persons named on the proxy to vote in their discretion on any matter that properly comes before the Special Meeting. Therefore, whether you instruct a vote for or against the Reorganization or instruct the proxy to abstain from voting on the Reorganization, those persons will be authorized, to vote in favor of an adjournment if sufficient votes in favor of the Reorganization are not received by the time scheduled for the Special Meeting.

Record Date and Outstanding Shares

Only shareholders of record of a Target Fund at the close of business on June 21, 2017 (previously defined as the “Record Date”) are entitled to notice of and to vote at the Special Meeting and at any postponement or adjournment thereof.  Shareholders of each Target Fund on the Record Date are entitled to one vote for each dollar of net asset value that they hold in the Target Fund, with holders of fractional dollar amounts entitled to a proportional fractional vote. For each Target Fund, the number of shares outstanding and entitled to vote at the Special Meeting as of the close of business on the Record Date are set forth in Exhibit C to this Joint Proxy Statement/Prospectus.

Shareholder Information.  Exhibit C to this Joint Proxy Statement/Prospectus lists the name, address, and percent ownership of each person who, as of the Record Date, to the knowledge of a Target Fund, owned 5% or more of the outstanding shares of a share class of the Target Fund or, to the knowledge of an Acquiring Fund that is an Operating Fund, owned 5% or more of the outstanding shares of a share class of the Acquiring Fund.

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT STRATEGIES

In addition to the investments and strategies described under “Synopsis” with respect to each Reorganization in this Joint Proxy Statement/Prospectus, the Funds may invest in other securities, use other strategies and engage in other investment practices.  With respect to the Shell Funds, these permitted investments and strategies are described in detail in the SAI of the Shell Funds related to this Joint Proxy Statement/Prospectus, which is incorporated herein by reference.  The SAIs for the Operating Funds described in this Joint Proxy Statement/Prospectus, which are incorporated herein by reference, describes the additional permitted investments and strategies of the Operating Funds.    The SAIs for the Target Funds, which are incorporated herein by reference, describe the additional permitted investments and strategies of the Target Funds.

Investment Goals

Each Fund’s investment goal is described above under the Synopsis for each Reorganization.

Each Acquiring Fund’s investment goal is non-fundamental, and may be changed by the Touchstone Funds Board without shareholder approval.  Shareholders will be notified at least 60 days before any change takes effect.  With respect to the investment goal of each of the Sentinel Government Securities Fund, Sentinel Total Return Bond Fund, Sentinel Sustainable Core Opportunities Fund, Sentinel Balanced Fund, Sentinel Common Stock Fund and Sentinel International Equity Fund, if the Sentinel Funds Board determines that the Fund’s investment goal should be changed, shareholders of the Fund will be given at least 30 days’ notice before any such change is made.  However, the investment goal can be changed without shareholder approval.

The investment goal of each of the Sentinel Low Duration Bond Fund, Sentinel Multi-Asset Income Fund and Sentinel Small Company Fund is a fundamental investment policy of the applicable Fund that cannot be changed without the consent of the holders of a majority of the outstanding shares of the Fund.  The term “majority of the outstanding shares” means the vote of (i) 67% or more of a Fund’s shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of a Fund’s outstanding shares, whichever is less.

Fundamental Investment Limitations

Each Fund has adopted certain fundamental investment limitations.  A comparison of the fundamental investment limitations of each Target Fund to the fundamental investment limitations of the corresponding Acquiring Fund are attached as Exhibit B.  Each Fund’s fundamental investment limitations cannot be changed without the consent of the holders of a majority of the outstanding shares of the Fund.  The term “majority of the outstanding shares” means the vote of (i) 67% or more of a Fund’s shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of a Fund’s outstanding shares, whichever is less.

Other Investment Policies

Temporary Defensive Investments.  The investments and strategies described in this Joint Proxy Statement/Prospectus are those that the Funds use under normal conditions.  During unusual economic or market conditions, or for temporary defensive purposes, an Acquiring Fund may invest up to 100% of its assets in cash, repurchase agreements, and short-term obligations (i.e., fixed and variable rate securities and high quality debt securities of corporate and government issuers) that would not ordinarily be consistent with the Acquiring Fund’s objective.  This defensive investing may increase the Acquiring Fund’s taxable income.  An Acquiring Fund will do so only if the Acquiring Fund’s sub-advisor believes that the risk of loss in using the Acquiring Fund’s normal strategies and investments outweighs the opportunity for gains.  Similarly, each Target Fund may invest up to 100% of its assets in cash, commercial paper, high-grade bonds, or cash equivalents for temporary defensive reasons if Sentinel believes that adverse market or other conditions warrant. This is to attempt to protect the Target Fund’s assets from a temporary unacceptable risk of loss.  Of course, there can be no guarantee that a Fund will achieve its investment objective.

Portfolio Composition.  The Touchstone Large Cap Focused Fund, Touchstone International Equity Fund and Touchstone Small Company Fund, and the Sentinel Government Securities Fund, Sentinel Total Return Bond Fund, Sentinel Low Duration Bond Fund, Sentinel International Equity Fund and Sentinel Small Company Fund, have each adopted a policy to invest, under normal circumstances, at least 80% of the value of their respective “assets” in certain types of investments suggested by their name (a “Names Policy”).  The Touchstone Balanced Fund has adopted a policy to invest, under normal circumstances, at least 25% of the value of its “assets” in bonds and at least 25% of the value of its “assets” in common stock. (also a “Names Policy”).  For purposes of each Names Policy, the term “assets” means net assets plus the amount of borrowings for investment purposes.  Each Fund must comply with its Names Policy at the time the Fund invests its assets.  Accordingly, when a Fund no longer meets the requirement of its Names Policy as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, it would not have to sell its holdings but would have to make any new investments in such a way as to comply with its Names Policy.  Each Fund’s Names Policy may be changed by the applicable Fund’s Board applicable without shareholder approval.  Shareholders will be notified at least 60 days’ before any change in a Fund’s Names Policy takes effect.

Other Investment Companies.  The Acquiring Funds may invest in securities issued by other investment companies to the extent permitted by the 1940 Act, the rules thereunder and applicable SEC staff interpretations thereof, or applicable exemptive relief granted by the SEC.  All of the Target Funds may invest in other investment companies, including ETFs, to the extent permitted by the 1940 Act. In addition, each of the Sentinel Total Return Bond Fund, Sentinel Multi-Asset Income Fund, Sentinel Low Duration Bond Fund and Sentinel Balanced Fund may invest in certain ETFs in excess of the limits permitted by the 1940 Act pursuant to an exemptive order obtained by the ETF on which these Target Funds may rely. As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs are traded on stock exchanges or on the over-the-counter market. ETFs do not charge initial sales charges or redemption fees and each Fund pays customary brokerage fees to buy and sell ETF shares.

Lending of Portfolio Securities.  Each Acquiring Fund may lend its portfolio securities to brokers, dealers and financial institutions under guidelines adopted by the Touchstone Funds Board, including a requirement that the Acquiring Fund must receive collateral equal to no less than 100% of the market value of the securities loaned.  Each Target Fund may also participate in a securities lending program under similar guidelines adopted by the Sentinel Funds Board.  The risk in lending portfolio securities, as with other extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially.  In determining whether to lend securities, Touchstone Advisors or Sentinel, as applicable will consider all relevant facts and circumstances, including the creditworthiness of the borrower.  More information on securities lending is available in each Fund’s SAI, which are each incorporated herein by reference.

Interfund Lending.  The Touchstone Funds have obtained an exemptive order permitting them to borrow cash from other participating Touchstone Funds, subject to the condition of the order.  Each Touchstone Fund that is permitted to borrow or lend in accordance with the terms of the order may participate in the interfund lending facility.

INVESTING WITH TOUCHSTONE

Purchasing Your Shares

The Acquiring Funds are offering the following classes of shares pursuant to this Joint Proxy Statement/Prospectus:

Acquiring Funds
Share Class	Touchstone Active Bond Fund	Touchstone Ultra Short Duration Fixed Income Fund	Touchstone Flexible Income Fund	Touchstone Sustainability and Impact Equity Fund	Touchstone Balanced Fund	Touchstone Large Cap Focused Fund	Touchstone International Equity Fund	Touchstone Small Company Fund
Class A	✓	✓	✓	✓	✓	✓	✓	✓
Class C	✓		✓		✓	✓	✓	✓
Class Y	✓	✓	✓	✓	✓	✓	✓	✓
Class S		✓
Class R6								✓
Institutional Class						✓
Class T	✓	✓	✓	✓	✓	✓	✓	✓

Pursuant to the Plans, upon the Closing of each Reorganization shareholders of the applicable Target Fund will receive shares of the corresponding class of the Acquiring Fund.  Nothing contained herein will be construed as an offer to purchase or otherwise acquire shares of an Acquiring Fund other than in connection with the Reorganizations.

Class A Shares

The offering price of Class A shares of each Acquiring Fund is equal to its NAV plus a front-end sales charge that you pay when you buy your shares. The front-end sales charge is generally deducted from the amount of your investment. Class A shares are subject to a Rule 12b-1 distribution fee.

Class A Sales Charge. The following table shows the amount of front-end sales charge you will pay on purchases of Class A shares for the Acquiring Funds, other than the Touchstone Active Bond Fund and Touchstone Ultra Short Duration Fund.  The amount of front-end sales charge is shown as a percentage of offering price and the net amount invested after the charge has been subtracted. Note that the front-end sales charge gets lower as your investment amount gets larger. The first table applies to all Acquiring Funds except Touchstone Active Bond Fund and Touchstone Ultra Short Duration Fixed Income Fund.  The second and third tables apply to the Touchstone Active Bond Fund and Touchstone Ultra Short Duration Fixed Income Fund, respectively.  No sales charge will be imposed on the Class A shares of the Acquiring Fund received in connection with a Reorganization.

Amount of Your Investment	Sales Charge as % of Offering Price	Sales Charge as % of Net Amount Invested	Dealer Reallowance as % of Offering Price
Under $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.50%	3.63%	2.75%
$250,000 but less than $500,000	2.95%	3.04%	2.25%
$500,000 but less than $1 million	2.25%	2.30%	1.75%
$1 million or more	0.00%	0.00%	None

Touchstone Active Bond Fund

Amount of Your Investment	Sales Charge as % of Offering Price	Sales Charge as % of Net Amount Invested	Dealer Reallowance as % of Offering Price
Under $50,000	4.75%	4.99%	4.00%
$50,000 but less than $100,000	4.50%	4.71%	3.75%
$100,000 but less than $250,000	3.50%	3.63%	2.75%
$250,000 but less than $500,000	2.95%	3.04%	2.25%
$500,000 but less than $1 million	2.25%	2.30%	1.75%
$1 million or more	0.00%	0.00%	None

Touchstone Ultra Short Duration Fixed Income Fund

Amount of Your Investment	Sales Charge as % of Offering Price	Sales Charge as % of Net Amount Invested	Dealer Reallowance as % of Offering Price
Under $50,000	2.00%	2.04%	1.75%
$50,000 but less than $100,000	1.50%	1.52%	1.25%
$100,000 but less than $250,000	1.00%	1.01%	0.85%
$250,000 but less than $500,000	0.50%	0.50%	0.40%
$500,000 or more	0.00%	0.00%	None

Waiver of Class A Sales Charge. There is no front-end sales charge if you invest $1 million or more in any share class of the Touchstone Funds ($500,000 or more for the Touchstone Ultra Short Duration Fixed Income Fund). If you redeem shares that were part of the $1 million breakpoint for all non-Ultra Short Fixed Income Fund purchases within one year of that purchase, you may pay a contingent deferred sales charge (“CDSC”) of up to 1% on the shares redeemed if a commission was paid by Touchstone Securities, Inc. (the “Distributor” or “Touchstone Securities”) to a participating unaffiliated broker-dealer. There is no front-end sales charge on exchanges between Funds with the same load schedule or from a higher load schedule to a lower load schedule. In addition, there is no front-end sales charge on the following purchases:

•	Purchases by registered representatives or other employees(1) (and their immediate family members(2)) of financial intermediaries having selling agreements with Touchstone Securities.

•
Purchases in accounts as to which a broker-dealer or other financial intermediary charges an asset management fee economically comparable to a sales charge, provided the broker-dealer or other financial intermediary has a selling agreement with Touchstone Securities.

•	Purchases by a trust department of any financial intermediary serving in a fiduciary capacity as trustee to any trust over which it has discretionary trading authority.

•
Purchases through a financial intermediary that has agreements with Touchstone Securities, or whose programs are available through financial intermediaries that have agreements with Touchstone Securities relating to mutual fund supermarket programs, fee-based wrap or asset allocation programs.

•
Purchases by an employee benefit plan having more than 25 eligible employees or a minimum of $250,000 in plan assets. This waiver applies to any investing employee benefit plan meeting the minimum eligibility requirements and whose transactions are executed through a financial intermediary that has entered into an agreement with Touchstone Securities to use the Touchstone Funds in connection with the plan’s accounts. The term “employee benefit plan” applies to qualified pension, profit-sharing, or other employee benefit plans.

•	Purchases by an employee benefit plan that is provided administrative services by a third party administrator that has entered into a special service arrangement with Touchstone Securities.

•	Reinvestment of redemption proceeds from Class A shares of any Touchstone Fund if the reinvestment occurs within 90 days of redemption.

(1)	The term “employee” is deemed to include current and retired employees.

(2)
Immediate family members are defined as the parents, mother-in-law or father-in-law, spouse, brother or sister, brother-in-law or sister-in-law, son-in-law or daughter-in-law, and children of a registered representative or employee, and any other individual to whom the registered representative or employee provides material support.

In addition, Class A shares of the Acquiring Funds may be purchased with no front-end sales charge through certain mutual fund programs sponsored by qualified intermediaries, such as broker-dealers and investment advisors.  In each case, the intermediary has entered into an agreement with Touchstone Securities to include the Touchstone Funds in their program where the intermediary provides investors participating in the program with additional services, including advisory, asset allocation, recordkeeping or other services.  You should ask your financial intermediary if it offers and you are eligible to participate in such a mutual fund program and whether participation in the program is consistent with your investment goals.  The intermediaries sponsoring or participating in these mutual fund programs may also offer their clients other classes of shares of the Acquiring Funds and investors may receive different levels of services or pay different fees depending upon the class of shares included in the program.  Investors should carefully consider any separate transaction fee or other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Sales charge waivers must be satisfied at the time of purchase.  For direct purchases through Touchstone Securities you may apply for a waiver by marking the appropriate section on the investment application and completing the “Special Account Options” form.  You can obtain the application and form by calling Touchstone Securities at 800.543.0407 or by visiting the Touchstone Funds’ website:  TouchstoneInvestments.com.  Purchases at NAV may be made for investment only, and the shares may not be resold except through redemption by or on behalf of the Acquiring Fund.  At the option of the Acquiring Fund, the front-end sales charge may be included on future purchases.

Reduced Class A Sales Charge.  You may also purchase Class A shares of a Touchstone Fund at the reduced sales charges shown in the table above through the Rights of Accumulation Program or by signing a Letter of Intent.  The following purchasers (“Qualified Purchasers”) may qualify for a reduced sales charge under the Rights of Accumulation Program or Letter of Intent:

•	an individual, an individual’s spouse, an individual’s children under the age of 21; or

•	a trustee or other fiduciary purchasing shares for a single fiduciary account although more than one beneficiary is involved.

The following accounts (“Qualified Accounts”) held in any Touchstone Fund sold with a sales charge may be grouped together to qualify for the reduced sales charge under the Rights of Accumulation Program or Letter of Intent:

•	Individual accounts

•	Joint tenant with rights of survivorship accounts

•	Uniform Gifts/Transfers to Minors Act (“UGTMA”) accounts

•	Trust accounts

•	Estate accounts

•	Guardian/Conservator accounts

•	Individual Retirement Accounts (“IRAs”), including Traditional, Roth, Simplified Employee Pension plans (“SEP”) and Savings Incentive Match Plan for Employees (“SIMPLE”)

•	Coverdell Education Savings Accounts (“Education IRAs”)

Rights of Accumulation Program.  Under the Rights of Accumulation Program, you may qualify for a reduced sales charge by aggregating all of your investments held in a Qualified Account.  You or your dealer must notify Touchstone Securities at the time of purchase that a purchase qualifies for a reduced sales charge under the Rights of Accumulation Program and must provide either a list of account numbers or copies of account statements verifying your qualification.  If your shares are held directly in a Touchstone Fund or through a dealer, you may combine the historical cost or current NAV (whichever is higher) of your existing shares of any Touchstone Fund sold with a sales charge with the amount of your current purchase in order to take advantage of the reduced sales charge.  Historical cost is the price you actually paid for the shares you own, plus your reinvested dividends and capital gains.  If you are using historical cost to qualify for a reduced sales charge, you should retain any records to substantiate your historical costs since the Acquiring Fund, its transfer agent or your broker-dealer may not maintain this information.

If your shares are held through financial intermediaries you may combine the current NAV of your existing shares of any Touchstone Fund sold with a front-end sales charge with the amount of your current purchase in order to take advantage of the reduced sales charge.  You or your financial intermediary must notify Touchstone at the time of purchase that a purchase qualifies for a reduced sales charge under the Rights of Accumulation Program and must provide copies of account statements dated within three months of your current purchase verifying your qualification.

Upon receipt of the above referenced supporting documentation, Touchstone Securities will calculate the combined value of all of the Qualified Purchaser’s Qualified Accounts to determine if the current purchase is eligible for a reduced sales charge.  Purchases made for nominee or street name accounts (securities held in the name of a dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with purchases for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

Letter of Intent.  If you plan to invest at least $50,000 (excluding any reinvestment of dividends and capital gains distributions) during the next 13 months in Class A shares of any Touchstone Fund sold with a front-end sales charge, you may qualify for a reduced sales charge by completing the Letter of Intent section of your account application.  A Letter of Intent indicates your intent to purchase at least $50,000 in Class A shares of any Touchstone Fund sold with a front-end sales charge over the next 13 months in exchange for a reduced sales charge indicated on the above chart.  The minimum initial investment under a Letter of Intent is $10,000.  You are not obligated to purchase additional shares if you complete a Letter of Intent.  If you do not buy enough shares to qualify for the projected level of sales charge by the end of the 13-month period (or when you sell your shares, if earlier), your sales charge will be recalculated to reflect your actual purchase level.  During the term of the Letter of Intent, shares representing 5% of your intended purchase will be held in escrow.  If you do not purchase enough shares during the 13-month period to qualify for the projected reduced sales charge, the additional sales charge will be deducted from your escrow account.  If you have purchased Class A shares of any Touchstone Fund sold with a front-end sales charge within 90 days prior to signing a Letter of Intent, they may be included as part of your intended purchase, however, previous purchase transactions will not be recalculated with the proposed new breakpoint.  You must provide either a list of account numbers or copies of account statements verifying your purchases within the past 90 days.

Other Information.  Information about sales charges and breakpoints is also available in a clear and prominent format on the Touchstone Funds’ website:  TouchstoneInvestments.com.  You can access this information by selecting “Sales Charges and Breakpoints” under the “Pricing and Performance” link.  For more information about qualifying for a reduced or waived sales charge, contact your financial advisor or contact Touchstone at 800.543.0407.

Class C Shares

Class C shares of the Acquiring Funds are sold at NAV without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Acquiring Funds. Class C shares are subject to a Rule 12b-1 fee that is higher than the Rule 12b-1 fee applicable to Class A shares. A CDSC of 1.00% will be charged on Class C shares redeemed within 1 year after you purchased them. In most cases it is more advantageous to purchase Class A shares for amounts of $1 million or more ($500,000 or more for the Touchstone Ultra Short Duration Fixed Income Fund). Therefore a request to purchase Class C shares for $1 million or more ($500,000 or more for the Touchstone Ultra Short Duration Fixed Income Fund) will be considered as a purchase request for Class A shares or declined.

Class Y Shares

Class Y shares of the Acquiring Funds are sold at NAV without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Acquiring Funds. Class Y shares are not subject to a Rule 12b-1 fee or CDSC. In addition, Class Y shares may be purchased through certain mutual fund programs sponsored by qualified intermediaries, such as broker-dealers and investment advisors. In each case, the intermediary has entered into an agreement with Touchstone Securities to include the Touchstone Funds in their program where the intermediary provides investors participating in their program with additional services, including advisory, asset allocation, recordkeeping or other services. You should ask your financial institution if it offers and you are eligible to participate in such a mutual fund program and whether participation in the program is consistent with your investment goals. The intermediaries sponsoring or participating in these mutual fund programs may also offer their clients other classes of shares of the funds and investors may receive different levels of services or pay different fees depending upon the class of shares included in the program. Investors should carefully consider any separate transaction fee or other fees charged by these programs in connection with investing in each available share class before selecting a share class.

Class S Shares

There is no initial sales charge or CDSC on Class S shares.  For all purchases of Class S shares of the Touchstone Ultra Short Duration Fixed Income Fund, you pay the current net asset value so that the full amount of your purchase payment may be immediately invested in the Fund. Class S shares of the Touchstone Ultra Short Duration Fixed Income Fund are subject to a Rule 12b-1 fee that is higher than the Rule 12b-1 fee applicable to Class A shares of the Fund. Class S shares never convert to Class A shares. As a result, investments in Class S shares remain subject to higher Rule 12b-1 fees for the entire holding period of the investment.

Class R6 Shares

Class R6 shares of the Acquiring Funds are sold at NAV without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Fund. R6 shares are not subject to a Rule 12b-1 fee or CDSC.

Class R6 shares of the Touchstone Small Company Fund are generally available only to institutional investors, which include but are not limited to certain employer sponsored group retirement and group 529 college savings plans; registered investment companies; institutions, trusts and foundations; and certain fee-based advisory programs which have entered into agreements with the Distributor or the Fund to offer R6 shares.

Class R6 shares do not offer certain account services available to other classes, such as automatic investment and withdrawal plans.

Institutional Class Shares (All Acquiring Funds, except Touchstone Balanced Fund)

Institutional Class shares of the Acquiring Funds are sold at NAV, without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Funds. Institutional Class shares are not subject to a Rule 12b-1 fee or CDSC.

Class T Shares

Class T shares of the Target Fund and Acquiring Fund have not commenced operations as of the date of this Joint Proxy Statement/Prospectus.  After Class T shares of the Acquiring Fund have commenced operations, such Class T shares will be available through certain broker/dealers, financial institutions, plan agents and other intermediaries (collectively, "financial intermediaries") who have appropriate selling agreements in place with Touchstone Securities. You must submit purchase orders through your financial intermediary, which may charge additional fees in connection with transactions in Fund shares.  Not all financial intermediaries make Class T shares available to their customers. Please contact your financial intermediary about the availability of Class T shares and for additional information.

Class T Sales Charge.  The offering price of Class T shares of each Acquiring Fund will be equal to its NAV plus a front-end sales charge that you pay when you buy your shares. The front-end sales charge is generally deducted from the amount of your investment. Class T shares are also subject to a Rule 12b-1 distribution fee of up to 0.25% of the Fund’s average daily net assets allocable to Class T shares. The following table shows the amount of front-end sales charge you will pay on purchases of Class T shares for the Acquiring Funds. The amount of front-end sales charge is shown as a percentage of offering price and the net amount invested after the charge has been subtracted. Note that the front-end sales charge gets lower as your investment amount gets larger.

Amount of Your Investment	Sales Charge as % of Offering Price	Sales Charge as % of Net Amount Invested
Under $250,000	2.50%	2.56%
$250,000 but less than $500,000	2.00%	2.04%
$500,000 but less than $1 million	1.50%	1.52%
$1 million or more	1.00%	1.01%

Reduced Class T Sales Charge. Other than the breakpoints in the fee schedule discussed above, the Acquiring Funds do not offer any reductions of the front-end sales charge applicable to purchases of Class T shares. Class T shares are not eligible for waivers or sale charge discounts through the aggregation of shares, share repurchase privileges, rights of accumulation or a letter of intent, except for automatic reinvestment of dividends and capital gains distributions when purchasing shares of the same Fund.

Other Information. Information about sales charges and breakpoints is also available in a clear and prominent format on the Touchstone Funds’ website: TouchstoneInvestments.com. You can access this information by selecting “Sales Charges and Breakpoints” under the “Pricing and Performance” link. For more information about qualifying for a reduced or waived sales charge, contact your financial intermediary or contact Touchstone Securities at 1.800.543.0407.

Contingent Deferred Sales Charge

If you purchase $1 million or more in Class A shares at NAV and a commission was paid by Touchstone Securities to a participating unaffiliated dealer, a CDSC of up to 1.00% may be charged on redemptions made within 1 year of your purchase. Additionally, when an upfront commission is paid to a participating dealer on transactions of $1 million or more in Class A Shares, the Acquiring Fund will withhold any 12b-1 fee for the first 12 months following the purchase date. If you redeem Class C shares within 12 months of your purchase, a CDSC of 1.00% will be charged.

The CDSC will not apply to redemptions of shares you received through reinvested dividends or capital gains distributions and may be waived under certain circumstances described below. The CDSC will be assessed on the lesser of your shares’ NAV at the time of redemption or the time of purchase. The CDSC is paid to Touchstone Securities to reimburse expenses incurred in providing distribution-related services to the Acquiring Funds.

All sales charges imposed on redemptions are paid to Touchstone Securities.  In determining whether the CDSC is payable, it is assumed that shares not subject to the CDSC are the first redeemed followed by other shares held for the longest period of time. The CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation.

No CDSC is applied if:

•	The redemption is due to the death or post-purchase disability of a shareholder. Touchstone Securities may require documentation prior to waiver of the charge.

•
Any partial or complete redemption following death or disability (as defined in the Code) of a shareholder (including one who owns the shares with his or her spouse as a joint tenant with rights of survivorship) from an account in which the deceased or disabled is named.  Touchstone Securities may require documentation prior to waiver of the charge, including death certificates, physicians’ certificates, etc.

•
Redemptions from a systematic withdrawal plan.  If the systematic withdrawal plan is based on a fixed dollar amount or number of shares, systematic withdrawal redemptions are limited to no more than 10% of your account value or number of shares per year, as of the date the transfer agent receives your request.  If the systematic withdrawal plan is based on a fixed percentage of your account value, each redemption is limited to an amount that would not exceed 10% of your annual account value at the time of withdrawal.

•
Redemptions from retirement plans qualified under Section 401 of the Code.  The CDSC will be waived for benefit payments made by Touchstone Securities directly to plan participants.  Benefit payments will include, but are not limited to, payments resulting from death, disability, retirement, separation from service, required minimum distributions (as described under Section 401(a)(9) of the Code), in-service distributions, hardships, loans, and qualified domestic relations orders.  The CDSC waiver will not apply in the event of termination of the plan or transfer of the plan to another financial intermediary.

•	The redemption is for a mandatory withdrawal from a traditional IRA account after age 70½.

The above mentioned CDSC waivers do not apply to redemptions made within one year for purchases of $1 million or more in Class A shares of the Touchstone Funds where a commission was paid by Touchstone Securities to a participating broker-dealer.

The SAI relating to this Joint Proxy Statement/Prospectus for the Acquiring Fund corresponding to your Target Fund contains further details about the CDSC and the conditions for waiving the CDSC.

Selling Your Shares

If you elect to receive your redemption proceeds from your non-retirement account in cash, the payment is not cashed for six months and the account remains open, the redemption check will be cancelled and then reinvested in the Acquiring Fund at the per share NAV determined as of the date of cancellation.  Otherwise, no action will be taken.

Through Touchstone Securities—By telephone or Internet

•
You can sell your shares over the telephone by calling Touchstone Securities at 800.543.0407, unless you have specifically declined this option.  If you do not wish to have this ability, you must mark the appropriate section of the investment application.

•	You may also sell your shares online via the Touchstone Funds’ website: TouchstoneInvestments.com.

•	You may only sell shares over the telephone or via the Internet if the amount is less than or equal to $100,000.

•	Shares held in IRA accounts and qualified retirement plans cannot be sold by telephone or via the Internet.

•
If we receive your sale request by the close of the regular session of trading on the NYSE, generally 4:00 p.m. Eastern time, on a day when the NYSE is open for regular trading, the sale of your shares will be processed at the next determined NAV on that Business Day.  Otherwise it will occur on the next Business Day.

•
Interruptions in telephone or Internet service could prevent you from selling your shares when you want to.  When you have difficulty making telephone or Internet sales, you should mail to Touchstone Securities (or send by overnight delivery) a written request for the sale of your shares.

•
In order to protect your investment, Touchstone Securities will only follow instructions received by telephone that it reasonably believes to be genuine.  However, there is no guarantee that the instructions relied upon will always be genuine and Touchstone Securities will not be liable, in those cases.  Touchstone Securities has certain procedures to confirm that telephone instructions are genuine.  If it does not follow such procedures in a particular case, it may be liable for any losses due to unauthorized or fraudulent instructions.  Some of these procedures may include:

•	Requiring personal identification.

•	Making checks payable only to the owner(s) of the account shown on Touchstone Securities’ records.

•	Mailing checks only to the account address shown on Touchstone Securities’ records.

•	Directing wires only to the bank account shown on Touchstone Securities’ records.

•	Providing written confirmation for transactions requested by telephone.

•	Digitally recording instructions received by telephone.

Through Touchstone Securities—By mail

•	Write to Touchstone Securities, P.O. Box 9878, Providence, Rhode Island 02940.

•	Indicate the number of shares or dollar amount to be sold.

•	Include your name and account number.

•	Sign your request exactly as your name appears on your investment application.

•	You may be required to have your signature guaranteed. (See “Signature Guarantees” below for more information.)

Through Touchstone Securities—By wire

•	Complete the appropriate information on the investment application.

•	If your proceeds are $1,000 or more, you may request that Touchstone Securities wire them to your bank account.

•
You may be charged a fee of up to $15 by the Acquiring Fund or the Acquiring Fund’s Authorized Processing Organization for wiring redemption proceeds.  You may also be charged a fee by your bank.  Certain institutional shareholders who trade daily are not charged wire redemption fees.

•
Your redemption proceeds may be deposited directly into your bank account through an ACH transaction.  There is no fee imposed by the Acquiring Fund for ACH transactions, however, you may be charged a fee by your bank to receive an ACH transaction.  Contact Touchstone Securities for more information.

•
If you hold your shares directly with Touchstone Securities and have ACH or wire instructions on file for your non-retirement account you may transact through the Touchstone Funds’ website:  TouchstoneInvestments.com.

Through Touchstone Securities—Through a systematic withdrawal plan

•	You may elect to receive, or send to a third-party, systematic withdrawals of $50 or more if your account value is at least $5,000.

•	Systematic withdrawals can be made monthly, quarterly, semiannually or annually.

•	There is no fee for this service.

•	There is no minimum account balance required for retirement plans.

Through your financial intermediary or Authorized Processing Organization

•
You may also sell shares by contacting your financial intermediary or Authorized Processing Organization, which may charge you a fee for this service.  Shares held in street name must be sold through your financial intermediary or, if applicable, the Authorized Processing Organization.

•	Your financial intermediary or Authorized Processing Organization is responsible for making sure that sale requests are transmitted to Touchstone Securities in proper form and in a timely manner.

•	Your financial intermediary may charge you a fee for selling your shares.

•	Redemption proceeds will only be wired to your account at the financial intermediary.

Investor Alert:  Unless otherwise specified, proceeds will be sent to the record owner at the address shown on Touchstone Securities’ records.

Pricing of Redemptions

Redemption orders received in proper form by Touchstone Securities, an Authorized Processing Organization, or a financial intermediary, by the close of the regular session of trading on the NYSE, generally 4:00 p.m. Eastern time, are processed at that day’s NAV.  Redemption orders received after the close of the regular session of trading on the NYSE are processed at the NAV determined on the following business day.  It is the responsibility of the financial intermediary or Authorized Processing Organization to transmit orders that will be received by Touchstone Securities in proper form and in a timely manner.

Signature Guarantees

Some circumstances require that your request to sell shares be made in writing accompanied by an original Medallion Signature Guarantee.  A Medallion Signature Guarantee helps protect you against fraud.  You can obtain one from most banks or securities dealers, but not from a notary public.  The Acquiring Fund reserves the right to require a signature guarantee for any request related to your account including, but not limited to:

•	Proceeds to be paid when information on your account has been changed within the last 30 days (including a change in your name or your address, or the name or address of a payee).

•	Proceeds are being sent to an address other than the address of record.

•	Proceeds or shares are being sent/transferred from unlike registrations such as a joint account to an individual’s account.

•	Sending proceeds via wire or ACH when bank instructions have been added or changed within 30 days of your redemption request.

•	Proceeds or shares are being sent/transferred between accounts with different account registrations.

Market Timing Policy

Market timing or excessive trading in accounts that you own or control may disrupt portfolio investment strategies, may increase brokerage and administrative costs, and may negatively impact investment returns for all shareholders, including long-term shareholders who do not generate these costs.  The Acquiring Funds will take reasonable steps to discourage excessive short-term trading and will not knowingly accommodate frequent purchases and redemptions of Acquiring Fund shares by shareholders.  The Touchstone Funds Board has adopted the following policies and procedures with respect to market timing of the Acquiring Funds by shareholders.  The Acquiring Funds will monitor selected trades on a daily basis in an effort to deter excessive short-term trading.  If an Acquiring Fund has reason to believe that a shareholder has engaged in excessive short-term trading, the Acquiring Fund may ask the shareholder to stop such activities or restrict or refuse to process purchases or exchanges in the shareholder’s accounts.  While an Acquiring Fund cannot assure the prevention of all excessive trading and market timing, by making these judgments the Acquiring Fund believes it is acting in a manner that is in the best interests of its shareholders.  However, because the Acquiring Funds cannot prevent all market timing, shareholders may be subject to the risks described above.

Generally, a shareholder may be considered a market timer if he or she has (i) requested an exchange or redemption out of any of the Touchstone Funds within 2 weeks of an earlier purchase or exchange request into any Touchstone Fund, or (ii) made more than 2 “round-trip” exchanges within a rolling 90 day period.  A “round-trip” exchange occurs when a shareholder exchanges from one Touchstone Fund to another Touchstone Fund and back to the original Touchstone Fund.  If a shareholder exceeds these limits, the Touchstone Funds may restrict or suspend that shareholder’s exchange privileges and subsequent exchange requests during the suspension will not be processed.  The Touchstone Funds may also restrict or refuse to process purchases by the shareholder.  These exchange limits and excessive trading policies generally do not apply to systematic purchases and redemptions.

Financial intermediaries (such as investment advisors and broker-dealers) often establish omnibus accounts in the Touchstone Funds for their customers through which transactions are placed.  If an Acquiring Fund identifies excessive trading in such an account, the Acquiring Fund may instruct the intermediary to restrict the investor responsible for the excessive trading from further trading in the Acquiring Fund.  In accordance with Rule 22c-2 under the 1940 Act, the Touchstone Funds have entered into information sharing agreements with certain financial intermediaries.  Under these agreements, a financial intermediary is obligated to:  (1) enforce, during the term of the agreement, the Touchstone Funds’ market-timing policy; (2) furnish the Touchstone Funds, upon their request, with information regarding customer trading activities in shares of the Touchstone Funds; and (3) enforce the Touchstone Funds’ market-timing policy with respect to customers identified by the Touchstone Funds as having engaged in market timing.  When information regarding transactions in the Touchstone Funds’ shares is requested by a Touchstone Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an “indirect intermediary”), any financial intermediary with whom the Touchstone Funds have an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Touchstone Funds, to restrict or prohibit the indirect intermediary from purchasing shares of the Funds on behalf of other persons.

The Touchstone Funds apply these policies and procedures uniformly to all shareholders believed to be engaged in market timing or excessive trading.  The Touchstone Funds have no arrangements to permit any investor to trade frequently in shares of the Touchstone Funds, nor will they enter into any such arrangements in the future.

Householding Policy (only applicable for shares held directly through Touchstone Securities)

Each Acquiring Fund will send one copy of its prospectus and shareholder reports to households containing multiple shareholders with the same last name.  This process, known as “householding,” reduces costs and provides a convenience to shareholders.  If you share the same last name and address with another shareholder and you prefer to receive separate prospectuses and shareholder reports, call Touchstone Investments at 800.543.0407 and we will begin separate mailings to you within 30 days of your request.  If you or others in your household invest in the Acquiring Funds through a financial intermediary, you may receive separate prospectuses and shareholder reports, regardless of whether or not you have consented to householding on your investment application.

In addition, eDelivery is available for statements, confirms and regulatory documents (annual and semi-annual reports, prospectuses, information statements and proxy materials).  For shareholders holding accounts directly with Touchstone Securities, please contact Shareholder Services at 800.534.0407 for more information.  If you hold your account through a broker-dealer or financial intermediary, please contact them directly to inquire about eDelivery opportunities.

Receiving Sale Proceeds

Touchstone Securities will forward the proceeds of your sale to you (or to your financial intermediary) within 7 days (normally within 3 business days) after receipt of a proper request in accordance with the requirements set forth in this “Investing with Touchstone” section.

Proceeds Sent to Financial Intermediaries or Authorized Processing Organizations.  Proceeds that are sent to your Authorized Processing Organization or financial intermediary will not usually be reinvested for you unless you provide specific instructions to do so.  Therefore, the financial advisor, Authorized Processing Organization or financial intermediary may benefit from the use of your money.

Acquiring Fund Shares Purchased by Check (only applicable for shares held directly through Touchstone Securities).  We may delay the processing and payment of redemption proceeds for shares you recently purchased by check until your check clears, which may take up to 15 days.  If you believe you may need your money sooner, you should purchase shares by bank wire.

Low Account Balances (only applicable for shares held directly through Touchstone Securities).  If your balance falls below the minimum amount required for your account, based on actual amounts you have invested (as opposed to a reduction from market changes), Touchstone Securities may sell your shares and send the proceeds to you.  This involuntary sale does not apply to retirement accounts or custodian accounts under the Uniform Gifts/Transfers to Minors Act (“UGTMA”).  Touchstone Securities will notify you if your shares are about to be sold and you will have 30 days to increase your account balance to the minimum amount.

Delay of Payment.  It is possible that the payment of your sale proceeds could be postponed or your right to sell your shares could be suspended during certain circumstances.  These circumstances can occur:

•	When the NYSE is closed on days other than customary weekends and holidays;

•	When trading on the NYSE is restricted; or

•	During any other time when the SEC, by order, permits.

Redemption in Kind.  Under unusual circumstances (such as a market emergency), when the Touchstone Funds Board deems it appropriate, an Acquiring Fund may make payment for shares redeemed in portfolio securities of the Acquiring Fund taken at current value in order to meet redemption requests.  Shareholders may incur transaction and brokerage costs when they sell these portfolio securities.  Until such time as the shareholder sells the securities they receive in-kind, the securities are subject to market risk.  Redemptions in-kind are taxable for federal income tax purposes in the same manner as redemptions for cash.

Pricing of Acquiring Fund Shares

Each Acquiring Fund’s share price (also called “NAV”) and public offering price (NAV plus a sales charge, if applicable) is determined as of the close of regular trading (normally 4:00 p.m. Eastern time) every day the NYSE is open.  Each Acquiring Fund calculates its NAV per share for each class, generally using market prices, by dividing the total value of its net assets by the number of shares outstanding.

The Acquiring Funds’ equity investments are valued based on market value or, if no market value is available, based on fair value as determined by the Acquiring Trust Board (or under its direction).  The Touchstone Funds may use pricing services to determine market value for investments.  Some specific pricing strategies follow:

•	All short-term dollar-denominated investments that mature in 60 days or less may be valued on the basis of amortized cost, which the Acquiring Trust Board has determined as fair value.

•	Securities mainly traded on a U.S. exchange are valued at the last sale price on that exchange or, if no sales occurred during the day, at the last quoted bid price.

Any foreign securities held by an Acquiring Fund will be priced as follows:

•	All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values.

•
Securities mainly traded on a non-U.S. exchange are generally valued according to the preceding closing values on that exchange.  However, if an event that may change the value of a security occurs after the time that the closing value on the non-U.S. exchange was determined, but before the close of regular trading on the NYSE, the security may be priced based on fair value.  This may cause the value of the security on the books of the Acquiring Fund to be significantly different from the closing value on the non-U.S. exchange and may affect the calculation of the NAV.

•
Because portfolio securities that are primarily listed on a non-U.S. exchange may trade on weekends or other days when the Acquiring Fund does not price its shares, the Acquiring Fund’s NAV may change on days when shareholders will not be able to buy or sell shares.

Securities held by an Acquiring Fund that do not have readily available market quotations are priced at their fair value using procedures approved by the Touchstone Funds Board.  Any debt securities held by an Acquiring Fund for which market quotations are not readily available are generally priced at their most recent bid prices as obtained from one or more of the major market makers for such securities.  The Acquiring Funds may use fair value pricing under the following circumstances, among others:

•	If the value of a security has been materially affected by events occurring before the Acquiring Fund’s pricing time but after the close of the primary markets on which the security is traded.

•	If a security is so thinly traded that reliable market quotations are unavailable due to infrequent trading.

•
If the exchange on which a portfolio security is principally traded closes early or if trading in a particular portfolio security was halted during the day and did not resume prior to the Acquiring Fund’s NAV calculation.

•	If the validity of market quotations is otherwise deemed to be not reliable.

The use of fair value pricing has the effect of valuing a security based upon the price an Acquiring Fund might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price.  The Acquiring Funds have established fair value policies and procedures that delegate fair value responsibilities to Touchstone Advisors.  These policies and procedures outline the fair value method for the Advisor.  Touchstone Advisors’ determination of a security’s fair value price often involves the consideration of a number of subjective factors established by the Touchstone Funds Board, and is therefore subject to the unavoidable risk that the value that the Acquiring Fund assigns to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.  With respect to any portion of an Acquiring Fund’s assets that is invested in other mutual funds, that portion of the Acquiring Fund’s NAV is calculated based on the NAV of that mutual fund.  The prospectus for the other mutual fund explains the circumstances and effects of fair value pricing for that fund.

DISTRIBUTIONS AND TAXES

The Acquiring Funds intend to distribute to their shareholders substantially all of their net investment income and capital gains.  The Acquiring Funds declare and distribute their income, if any, to shareholders as discussed above in the section entitled “Share Classes of the Target Funds and Acquiring Funds—Distribution Policy.”   The Acquiring Funds make distributions of capital gains, if any, at least annually.  If you own shares on an Acquiring Fund’s distribution record date, you will be entitled to receive the distribution.

You will receive income dividends and distributions of capital gains in the form of additional Acquiring Fund shares unless you elect to receive payment in cash.  Cash payments will only be made for amounts equal to or exceeding $25.  For amounts less than $25 the dividends and distributions will be automatically reinvested in Acquiring Fund shares of the class you hold.  To elect cash payments, you must notify the Acquiring Funds in writing or by phone prior to the date of distribution.  Your election will be effective for dividends and distributions paid after we receive your notice. To cancel your election, simply send written notice to Touchstone Investments, P.O. Box 9878, Providence, Rhode Island 02940, or by overnight mail to Touchstone Investments, c/o BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, Massachusetts 01581, or call Touchstone Securities at 800.543.0407.  If you hold your shares through a financial institution, you must contact the institution to elect cash payment.  If you elect to receive dividends and distributions in cash and the payment (1) is returned and marked as “undeliverable” or (2) is not cashed for six months, your cash election will be changed automatically and future dividends will be reinvested in the Acquiring Fund at the per share NAV determined as of the date of cancellation.

An Acquiring Fund’s dividends and other distributions are taxable to shareholders (other than retirement plans and other tax-exempt investors) whether received in cash or reinvested in additional shares of the Acquiring Fund.  A dividend or distribution paid by an Acquiring Fund, has the effect of reducing the NAV per share on the ex-dividend date by the amount of the dividend or distribution.  A dividend or distribution declared shortly after a purchase of shares by an investor would, therefore, represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to federal income taxes.

For most shareholders, a statement will be sent to you after the end of each calendar year detailing the federal income tax status of your distributions.  Please see “Federal Income Tax Information” below for more information on the federal income tax consequences of dividends and other distributions made by an Acquiring Fund.

Federal Income Tax Information

The federal income tax information in this Joint Proxy Statement/Prospectus is provided only for general information purposes for U.S. taxpayers and should not be considered as tax advice or relied on by a shareholder or prospective investor.

General.  The Acquiring Funds intend to qualify annually to be treated as regulated investment companies (“RICs”) under the Code.  As such, the Acquiring Funds will not be subject to federal income taxes on the earnings they distribute to shareholders provided they satisfy certain requirements and restrictions of the Code, one of which is to distribute to the Acquiring Fund’s shareholders substantially all of the Acquiring Fund’s net investment income each year.  If for any taxable year an Acquiring Fund fails to qualify as a RIC:  (1) it will be subject to tax in the same manner as an ordinary corporation and thus will be subject to taxation on a graduated basis at the corporate tax rate; and (2) distributions from its earnings and profits (as determined under federal income tax principles) will be taxable as ordinary dividend income eligible for the dividends-received deduction for corporate shareholders and for “qualified dividend income” treatment for non-corporate shareholders.

Distributions.  The Acquiring Funds will make distributions to you that may be taxed as ordinary income or capital gains.  The dividends and distributions you receive may be subject to federal, foreign, state and local taxation, depending upon your tax situation.  Distributions are taxable whether you reinvest such distributions in additional shares of the Acquiring Fund or choose to receive them in cash.  Fund distributions are taxable to a shareholder even if the distributions are paid from income or gains earned by an Acquiring Fund prior to the shareholder’s investment and, thus, were included in the price the shareholder paid for the shares.  For example, a shareholder who purchases shares on or just before the record date of an Acquiring Fund distribution will pay full price for the shares and may receive a portion of the investment back as a taxable distribution.  Distributions declared by an Acquiring Fund during October, November or December to shareholders of record during such month and paid by January 31 of the following year are treated for federal income tax purposes as if paid by the fund and received by shareholders on December 31 of the year in which the distribution was declared.

Ordinary Income.  Net investment income, except for qualified dividend income and income designated as tax-exempt, and short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Acquiring Fund shares.  Certain dividends distributed to non-corporate shareholders and designated by an Acquiring Fund as “qualified dividend income” are eligible for long-term capital gains rates, provided certain holding period and other requirements are satisfied.

Net Capital Gains.  Net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) distributed to you, if any, are taxable as long-term capital gains for federal income tax purposes regardless of how long you have held your Acquiring Fund shares.

Sale or Exchange of Shares.  It is a taxable event for you if you sell shares of an Acquiring Fund or exchange shares of an Acquiring Fund for shares of another Touchstone Fund.  Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a taxable gain or loss on the transaction.  Any realized gain will be taxable to you, and, generally, will be capital gain, assuming you held the shares of the Acquiring Fund as a capital asset.  The capital gain will be long-term or short-term depending on how long you have held the shares.  Sales of shares of the Acquiring Fund that you have held for twelve months or less will be a short-term capital gain or loss and if held for more than twelve months will constitute a long-term capital gain or loss.  Any loss realized by a shareholder on a disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.  The deductibility of capital losses is subject to limitation.

Returns of Capital.  If an Acquiring Fund makes a distribution in excess of its current and accumulated earnings and profits, the excess will be treated as a return of capital to the extent of a shareholder’s basis in his, her or its shares, and thereafter as capital gain.  A return of capital is not taxable, but it reduces a shareholder’s basis in his, her or its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

Backup Withholding.  An Acquiring Fund may be required to withhold U.S. federal income tax on all distributions and sales proceeds payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or if the Acquiring Fund or shareholder has been notified by the IRS that the shareholder is subject to backup withholding.

Medicare Tax.  An additional 3.8% Medicare tax is imposed on certain net investment income (including dividends and distributions received from an Acquiring Fund and net gains from redemptions or other taxable dispositions of Acquiring Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

Foreign Taxes.  Income received by an Acquiring Fund from sources within foreign countries may be subject to foreign withholding and other taxes.  If an Acquiring Fund qualifies (by having more than 50% of the value of its total assets at the close of the taxable year consist of stock or securities in foreign corporations or by being a qualified fund of funds) and elects to pass through foreign taxes paid on its investments during the year, such taxes will be reported to you as income.  You may, however, be able to claim an offsetting tax credit or deduction on your federal income tax return, depending on your particular circumstances and provided you meet certain holding period and other requirements.  Tax-exempt holders of Acquiring Fund shares, such as qualified tax-advantaged retirement plans, will not benefit from such a deduction or credit.

Non-U.S. Shareholders.  Non-U.S. shareholders may be subject to U.S. tax as a result of an investment in an Acquiring Fund.  This Joint Proxy Statement/Prospectus does not discuss the U.S. or foreign tax consequences of an investment by a non-U.S. shareholder in an Acquiring Fund.  Accordingly, non-U.S. shareholders are urged and advised to consult their own tax advisors as to the U.S. and foreign tax consequences of an investment in an Acquiring Fund.

Statements and Notices.  You will receive an annual statement outlining the tax status of your distributions.  You may also receive written notices of certain foreign taxes paid by an Acquiring Fund during the prior taxable year.

Important Tax Reporting Considerations.  The Acquiring Funds are required to report cost basis and holding period information to both the IRS and shareholders for gross proceeds from the sales of shares purchased on or after January 1, 2012 (“covered shares”).  This information is reported on Form 1099-B.  Cost basis reporting is not required if the shares were acquired in a reorganization and the basis of the acquired shares is determined from the basis of shares that were not covered shares.  The average cost method will be used to determine the cost basis of Acquiring Fund shares that are covered shares unless the shareholder instructs an Acquiring Fund in writing that the shareholder wants to use another available method for cost basis reporting (for example, the first in, first out (FIFO), last in, first out (LIFO), specific lot identification (SLID) or high cost, first out (HIFO)).  If the shareholder designates SLID as the shareholder’s tax cost basis method, the shareholder will also need to designate a secondary cost basis method (Secondary Method).  If a Secondary Method is not provided, an Acquiring Fund will designate FIFO as the Secondary Method and will use the Secondary Method with respect to systematic withdrawals.  If you hold shares of an Acquiring Fund through a financial intermediary, the financial intermediary will be responsible for this reporting and the financial intermediary’s default cost basis method may apply.  Please consult your tax advisor for additional information regarding cost basis reporting and your situation.  Redemptions by S corporations of covered shares are required to be reported to the IRS on Form 1099-B.  If a shareholder is a corporation and has not instructed the Acquiring Fund that it is a C corporation in its Account Application or by written instruction, the Acquiring Fund will treat the shareholder as an S corporation and file a Form 1099-B.

 This discussion does not address any state, local or foreign tax considerations and is limited to material federal income tax considerations. You are urged and advised to consult your own tax advisors as to the federal, state, local, foreign and other tax consequences of an investment in an Acquiring Fund in light of your individual circumstances, including the applicability and effect of possible changes in any applicable tax laws. This discussion is intended to be only a summary of some important federal income tax considerations that may affect your investment in an Acquiring Fund and should not be considered to be tax advice. There can be no assurance that the IRS will concur on all or any of the issues discussed above. More information regarding these considerations is included in the SAI relating to this Joint Proxy Statement/Prospectus for the Acquiring Fund corresponding to your Target Fund.

FINANCIAL STATEMENTS AND EXPERTS

The Annual Report with respect to the Target Funds has been incorporated by reference into this Joint Proxy Statement/Prospectus in reliance upon the report of PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017, the independent registered public accounting firm for the Target Funds, given on their authority as experts in accounting and auditing.

The financial statements of the Touchstone Flexible Income Fund and the Touchstone Sustainability and Impact Equity Fund included in the March 31, 2017 Touchstone Strategic Trust Annual Report were audited by Ernst & Young LLP, an independent registered public accounting firm, as set forth in their report thereon and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

The financial statements of the Touchstone Investment Trust, Touchstone Active Bond Fund and the Touchstone Funds Group Trust, Touchstone Ultra Short Duration Fixed Income Fund in their respective annual reports dated September 30, 2016 were audited by Ernst & Young LLP, an independent registered public accounting firm, as set forth in their report thereon and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

LEGAL MATTERS

Certain legal matters in connection with the issuance of Acquiring Fund shares of series of Touchstone Strategic Trust, a Massachusetts business trust, will be passed on by Morgan Lewis & Bockius LLP, Boston, Massachusetts.  Certain legal matters in connection with the issuance of Acquiring Fund shares of series of Touchstone Funds Group Trust, a Delaware statutory trust will be passed on by DLA Piper US LLP, Wilmington, Delaware.

ADDITIONAL INFORMATION

The Trusts are subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information including proxy materials, information statements and charter documents with the SEC.  These items can be inspected and copied at the Public Reference Facilities maintained by the SEC in Washington, D.C., located at 100 F Street, N.E., Washington, D.C. 20549, and at the SEC’s Regional Offices located at Northeast Regional Office, 3 World Financial Center, Room 4300, New York, New York 10281; Southeast Regional Office, 801 Brickell Avenue, Suite 1800, Miami, Florida 33131; Midwest Regional Office, 175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60604; Central Regional Office, 1801 California Street, Suite 1500, Denver, Colorado 80202; and Pacific Regional Office, 5670 Wilshire Boulevard, 11th Floor, Los Angeles, California 90036.  Copies of such materials can also be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549.

OTHER BUSINESS

Under Maryland law, the only matters that may be acted on at a special meeting of shareholders are those stated in the notice of the special meeting.  Accordingly, other than procedural matters relating to the Reorganization proposals, no other business may properly come before the Special Meeting.  Under the By-laws of the Sentinel Funds, the power to adjourn or conclude the Special Meeting (whether or not a quorum is present) resides with the chairman of the Special Meeting.  If, however, any procedural matter requiring a vote of shareholders should arise, the persons named as proxies will vote on such procedural matter in accordance with their discretion.

THE SENTINEL FUNDS BOARD RECOMMENDS THAT SHAREHOLDERS OF EACH TARGET FUND APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION FOR THEIR TARGET FUND AND ANY PROPERLY EXECUTED BUT UNMARKED PROXY CARDS WILL BE VOTED IN FAVOR OF APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION.

TARGET FUND FINANCIAL HIGHLIGHTS

The financial highlights tables with respect to each Sentinel Fund are intended to help you understand each Target Fund’s financial performance for the periods shown.  The information below with respect to each Target Fund has been derived from the Target Funds’ financial statements for the fiscal year ended November 30, 2016, which have been audited by PricewaterhouseCoopers LLP, the Target Funds’ independent registered public accounting firm, whose report, along with the Target Funds’ financial statements, are included in the annual report, which is available upon request.  Certain information reflects financial results for a single Fund share.  The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Target Fund’s shares (assuming reinvestment of all dividends and other distributions).

Sentinel Government Securities Fund
Selected Data for a Share Outstanding Throughout Each Period	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 30, 2014	Year Ended November 30, 2013	Year Ended November 30, 2012
Net asset value, beginning of period
Class A	$9.97	$10.13	$10.04	$10.83	$10.72
Class C	9.98	10.14	10.04	10.84	10.72
Class I	9.97	10.13	10.04	10.83	10.72
Income from Investment Operations
Net investment income (loss)
Class A	0.16	0.18	0.18	0.16	0.14
Class C	0.08	0.10	0.10	0.08	0.05
Class I	0.19	0.20	0.21	0.19	0.16
Net gains or losses on securities (realized and unrealized)
Class A	(0.13)	(0.10)	0.17	(0.66)	0.28
Class C	(0.13)	(0.11)	0.17	(0.68)	0.30
Class I	(0.14)	(0.10)	0.16	(0.67)	0.28
Total from investment operations
Class A	0.03	0.08	0.35	(0.50)	0.42
Class C	(0.05)	(0.01)	0.27	(0.60)	0.35
Class I	0.05	0.10	0.37	(0.48)	0.44
Less Distributions
Dividends (from net investment income)
Class A	0.25	0.24	0.26	0.26	0.31
Class C	0.17	0.15	0.17	0.17	0.23
Class I	0.27	0.26	0.28	0.28	0.33
Distributions (from realized gains)
Class A	0.00	0.00	0.00	0.03	0.00
Class C	0.00	0.00	0.00	0.03	0.00
Class I	0.00	0.00	0.00	0.03	0.00
Total distributions
Class A	0.25	0.24	0.26	0.29	0.31
Class C	0.17	0.15	0.17	0.20	0.23
Class I	0.27	0.26	0.28	0.31	0.33
Net asset value, end of period
Class A	9.75	9.97	10.13	10.04	10.83
Class C	9.76	9.98	10.14	10.04	10.84
Class I	9.75	9.97	10.13	10.04	10.83

Sentinel Government Securities Fund
Selected Data for a Share Outstanding Throughout Each Period	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November30, 2014	Year Ended November 30, 2013	Year Ended November 30, 2012
Ratios/Supplemental Data
Total return (%)*
Class A	0.24%	0.77%	3.50%	(4.75)%	3.94%
Class C	(0.56)	(0.07)	2.73	(5.61)	3.26
Class I	0.44	0.99	3.73	(4.51)	4.21
Net assets at end of period (000 omitted)
Class A	$154,133	$189,623	$268,380	$429,416	$791,599
Class C	20,954	25,668	35,387	58,371	120,709
Class I	23,562	29,048	50,493	70,078	145,869
Ratio of expenses to average net assets (%)
Class A	0.91%	0.96%	0.92%	0.83%	0.81%
Class C	1.72	1.74	1.73	1.63	1.59
Class I	0.68	0.73	0.68	0.60	0.57
Ratio of expenses to average net assets before contractual and voluntary expense reimbursements (%)**
Class A	0.91	0.96	0.92	0.83	0.81
Class C	1.72	1.74	1.73	1.63	1.59
Class I	0.68	0.73	0.68	0.60	0.57
Ratio of net investment income (loss) to average net assets (%)
Class A	1.63	1.76	1.80	1.54	1.29
Class C	0.82	0.98	0.99	0.73	0.50
Class I	1.88	1.98	2.05	1.76	1.52
Ratio of net investment income (loss) to average net assets before contractual and voluntary expense reimbursements (%)**
Class A	1.63	1.76	1.80	1.54	1.29
Class C	0.82	0.98	0.99	0.73	0.50
Class I	1.88	1.98	2.05	1.76	1.52
Portfolio turnover rate (%)
Class A	59	150	161	795	581
Class C	59	150	161	795	581
Class I	59	150	161	795	581

Sentinel Low Duration Bond Fund
	November 30, 2016	November 30, 2015	November 30, 2014(B)	November 30, 2013	November 30, 2012
Net asset value, beginning of period
Class A	$8.53	$8.73	$8.84	$9.06	$9.20
Class I(B)	8.53	8.73	8.82
Class S	8.54	8.74	8.84	9.07	9.20
Income from Investment Operations
Net investment income (loss)
Class A	0.13	0.17	0.12	0.03	0.06
Class I(B)	0.17	0.20	0.13
Class S	0.12	0.16	0.11	0.01	0.02
Net gains or losses on securities (realized and unrealized)
Class A	(0.08)	(0.18)	(0.07)	(0.10)	(0.02)
Class I(B)	(0.08)	(0.19)	(0.06)
Class S	(0.07)	(0.18)	(0.06)	(0.12)	(0.01)
Total from investment operations
Class A	0.05	(0.01)	0.05	(0.07)	0.04
Class I(B)	0.09	0.01	0.07
Class S	0.05	(0.02)	0.05	(0.11)	0.01
Less Distributions
Dividends (from net investment income)
Class A	0.17	0.19	0.16	0.15	0.18
Class I	0.19	0.21	0.16
Class S	0.16	0.18	0.15	0.12	0.14
Net asset value, end of period
Class A	8.41	8.53	8.73	8.84	9.06
Class I(B)	8.43	8.53	8.73
Class S	8.43	8.54	8.74	8.84	9.07
Ratios/Supplemental Data
Total return (%)*
Class A	0.58%	(0.12)%	0.54%	(0.82)%	0.40%
Class I(B)	1.08	0.14	0.75
Class S	0.54	(0.29)	0.53	(1.19)	0.11
Net assets at end of period (000 omitted)
Class A	$98,167	$117,770	$187,430	$307,959	$554,187
Class I(B)	17,802	47,788	44,267	(B)	(B)
Class S	235,133	342,516	516,503	691,645	1,535,093

Sentinel Low Duration Bond Fund
November 30, 2016	November 30, 2015	November 30, 2014(B)	November 30, 2013	November 30, 2012
Ratio of expenses to average net assets (%)
Class A	0.94%	0.97%	0.95%	0.89%	0.86%
Class I(B)	0.60	0.63	0.68
Class S	1.08	1.09	1.08	1.13	1.25
Ratio of expenses to average net assets before contractual and voluntary expense reimbursements (%)**
Class A	0.94	0.97	0.95	0.89	0.86
Class I(B)	0.60	0.63	0.68
Class S	1.08	1.09	1.13	1.27	1.25
Ratio of net investment income (loss) to average net assets (%)
Class A	1.54	1.92	1.33	0.37	0.65
Class I(B)	2.03	2.29	1.83
Class S	1.41	1.81	1.23	0.12	0.27
Ratio of net investment income (loss) to average net assets before contractual and voluntary expense reimbursements (%)**
Class A	1.54	1.92	1.33	0.37	0.65
Class I(B)	2.03	2.29	1.83
Class S	1.41	1.81	1.19	(0.03)	0.27
Portfolio turnover rate (%)
Class A	117	27	51	16	27
Class I(B)	117	27	51
Class S	117	27	51	16	27
*	See Notes at page 186.

Sentinel Multi-Asset Income Fund
Selected Date for a Share Outstanding Throughout Each Period	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 30, 2014	Year Ended November 30, 2013	Year Ended November 30, 2012
Net asset value, beginning of period
Class A	$12.78	$14.13	$13.65	$12.55	$11.74
Class C	12.72	14.08	13.61	12.50	11.70
Class I	12.76	14.11	13.64	12.52	11.71
Income from Investment Operations
Net investment income (loss)
Class A	0.36	0.37	0.26	0.21	0.16
Class C	0.27	0.28	0.17	0.11	0.08
Class I	0.38	0.41	0.31	0.24	0.18
Net gains or losses on securities (realized and unrealized)
Class A	0.21	(0.39)	0.50	1.12	0.86
Class C	0.21	(0.40)	0.48	1.13	0.86
Class I	0.22	(0.39)	0.48	1.13	0.85
Total from investment operations
Class A	$0.57	$(0.02)	$0.76	$1.33	$1.02
Class C	0.48	(0.12)	0.65	1.24	0.94
Class I	0.60	0.02	0.79	1.37	1.03
Less Distributions
Dividends (from net investment income)
Class A	0.37	0.39	0.28	0.23	0.21
Class C	0.28	0.30	0.18	0.13	0.14
Class I	0.41	0.43	0.32	0.25	0.22
Distributions (from realized gains)
Class A	0.84	0.94	-	-	-
Class C	0.84	0.94	-	-	-
Class I	0.84	0.94	-	-	-
Total distributions
Class A	1.21	1.33	0.28	0.23	0.21
Class C	1.12	1.24	0.18	0.13	0.14
Class I	1.25	1.37	0.32	0.25	0.22
Net asset value, end of period
Class A	12.14	12.78	14.13	13.65	12.55
Class C	12.08	12.72	14.08	13.61	12.50
Class I	12.11	12.76	14.11	13.64	12.52

Sentinel Multi-Asset Income Fund
Selected Date for a Share Outstanding Throughout Each Period	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 30, 2014	Year Ended November 30, 2013	Year Ended November 30, 2012
Ratios/Supplemental Data
Total return (%)*
Class A	4.99%	0.01%	5.61%	10.67%	8.78%
Class C	4.26	(0.78)	4.83	9.99	8.04
Class I	5.22	0.29	5.86	11.01	8.87
Net assets at end of period (000 omitted)
Class A	$125,475	$126,591	$140,670	$166,168	$134,682
Class C	105,852	109,108	117,373	97,839	70,037
Class I	71,333	50,728	55,996	29,833	17,882
Ratio of expenses to average net assets (%)
Class A	1.01%	1.04%	1.04%	1.03%	1.12%
Class C	1.75	1.77	1.76	1.77	1.81
Class I	0.79	0.77	0.75	0.80	1.00
Ratio of expenses to average net assets before contractual and voluntary expense reimbursements (%)**
Class A	1.01	1.04	1.04	1.03	1.12
Class C	1.75	1.77	1.76	1.77	1.81
Class I	0.79	0.77	0.75	0.80	1.00
Ratio of net investment income (loss) to average net assets (%)
Class A	2.97	2.86	1.89	1.58	1.33
Class C	2.23	2.13	1.19	0.83	0.65
Class I	3.14	3.13	2.24	1.79	1.47
Ratio of net investment income (loss) to average net assets before contractual and voluntary expense reimbursements (%)**
Class A	2.97	2.86	1.89	1.58	1.33
Class C	2.23	2.13	1.19	0.83	0.65
Class I	3.14	3.13	2.24	1.79	1.47
Portfolio turnover rate (%)
Class A	228	198	166	279	315
Class C	228	198	166	279	315
Class I	228	198	166	279	315
*	See Notes at page 186.

Sentinel Sustainable Core Opportunities Fund
Selected Date for a Share Outstanding Throughout Each Period	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 30, 2014	Year Ended November 30, 2013	Year Ended November 30, 2012
Net asset value, beginning of period
Class A	$20.63	$20.83	$18.51	$14.26	$12.57
Class I	20.73	20.93	18.57	14.31	12.62
Income from Investment Operations
Net investment income (loss)
Class A	0.17	0.38	0.16	0.11	0.09
Class I	0.23	0.44	0.22	0.15	0.13
Net gains or losses on securities (realized and unrealized)
Class A	1.01	(0.41)	2.27	4.25	1.66
Class I	1.01	(0.42)	2.27	4.25	1.67
Total from investment operations
Class A	1.18	(0.03)	2.43	4.36	1.75
Class I	1.24	0.02	2.49	4.40	1.80
Less Distributions
Dividends (from net investment income)
Class A	0.41	0.17	0.11	0.11	0.06
Class I	0.47	0.22	0.13	0.14	0.11
Distributions (from realized gains)
Class A	0.20	-	-	-	-
Class I	0.20	-	-	-	-
Total distributions
Class A	0.61	0.17	0.11	0.11	0.06
Class I	0.67	0.22	0.13	0.14	0.11
Net asset value, end of period
Class A	21.20	20.63	20.83	18.51	14.26
Class I	21.30	20.73	20.93	18.57	14.31
Ratios/Supplemental Data
Total return (%)*
Class A	5.92%	(0.13)%#	13.18%	30.74%	14.00%
Class I	6.20	0.12#	13.50	31.05	14.38
Net assets at end of period (000 omitted)
Class A	$340,815	$224,862	$239,707	$224,489	$182,345
Class I	21,777	14,926	15,275	12,418	8,194

Sentinel Sustainable Core Opportunities Fund
Selected Date for a Share Outstanding Throughout Each Period	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 30, 2014	Year Ended November 30, 2013	Year Ended November 30, 2012
Ratio of expenses to average net assets (%)
Class A	1.18%	1.21%		1.24%	1.26%	1.32%
Class I	0.91	0.93		0.97	1.00	1.04
Ratio of expenses to average net assets before contractual and voluntary expense reimbursements (%)**
Class A	1.18	1.21		1.24	1.26	1.32
Class I	0.91	0.93		0.97	1.00	1.04
Ratio of net investment income (loss) to average net assets (%)
Class A	0.86	1.85	^	0.85	0.67	0.66
Class I	1.14	2.13	^	1.13	0.93	0.94
Ratio of net investment income (loss) to average net assets before contractual and voluntary expense reimbursements (%)**
Class A	0.86	1.85	^	0.85	0.67	0.66
Class I	1.14	2.13	^	1.13	0.93	0.94
Portfolio turnover rate (%)
Class A	33	20		20	14	4
Class I	33	20		20	14	4
*	See Notes at page 186.

Sentinel Total Return Bond Fund
	November 30, 2016	November 30, 2015(A)	November 30, 2014	November 30, 2013	November 30, 2012
Net asset value, beginning of period
Class A	$10.34	$10.64	$10.65	$10.93	$10.14
Class C	10.31	10.61	10.63	10.91	10.13
Class I	10.35	10.65	10.66	10.94	10.14
Class R3(A)	10.34	10.53
Class R6(A)	10.35	10.53
Income from Investment Operations
Net investment income (loss)
Class A	0.18	0.19	0.24	0.25	0.21
Class C	0.10	0.10	0.18	0.20	0.17
Class I	0.20	0.20	0.25	0.29	0.23
Class R3(A)	0.18	0.18
Class R6(A)	0.20	0.20
Net gains or losses on securities (realized and unrealized)
Class A	(0.05)	(0.28)	0.15	0.00	1.01
Class C	(0.06)	(0.28)	0.14	(0.01)	1.02
Class I	(0.05)	(0.27)	0.15	(0.03)	1.02
Class R3(A)	(0.06)	(0.18)
Class R6(A)	(0.06)	(0.17)
Total from investment operations
Class A	0.13	(0.09)	0.39	0.25	1.22
Class C	0.04	(0.18)	0.32	0.19	1.19
Class I	0.15	(0.07)	0.40	0.26	1.25
Class R3	0.12	-
Class R6	0.14	0.03

Sentinel Total Return Bond Fund
November 30, 2016	November 30, 2015(A)	November 30, 2014	November 30, 2013	November 30, 2012
Less Distributions
Dividends
Class A	0.23	0.21	0.27	0.28	0.25
Class C	0.14	0.12	0.21	0.22	0.23
Class I	0.25	0.23	0.28	0.29	0.27
Class R3(A)	0.23	0.19
Class R6(A)	0.25	0.21
Distributions (from realized gains)
Class A	-	-	0.13	0.25	0.18
Class C	-	-	0.13	0.25	0.18
Class I	-	-	0.13	0.25	0.18
Class R3(A)	-	-
Class R6(A)	-	-
Total distributions (from net investment income)
Class A	0.23	0.21	0.40	0.53	0.43
Class C	0.14	0.12	0.34	0.47	0.41
Class I	0.25	0.23	0.41	0.54	0.45
Class R3	0.23	0.19
Class R6	0.25	0.21
Net asset value, end of period
Class A	10.24	10.34	10.64	10.65	10.93
Class C	10.21	10.31	10.61	10.63	10.91
Class I	10.25	10.35	10.65	10.66	10.94
Class R3(A)	10.23	10.34
Class R6(A)	10.24	10.35

Ratios/Supplemental Data
Total return (%)*
Class A	1.26%	(0.87)%	3.66%	2.33%	12.34%
Class C	0.40	(1.69)	3.01	1.79	12.02
Class I	1.40	(0.70)	3.79	2.46	12.59
Class R3(A)	1.16	- ++
Class R6(A)	1.36	0.26 ++

Sentinel Total Return Bond Fund
November 30, 2016	November 30, 2015(A)	November 30, 2014	November 30, 2013	November 30, 2012
Net assets at end of period (000 omitted)
Class A	$92,331	$315,820		$203,871		$102,138	$111,263
Class C	30,866	42,316		47,015		26,222	29,323
Class I	280,081	472,782		485,459		61,268	22,792
Class R3(A)	603	596
Class R6(A)	605	596
Ratio of expenses to average net assets (%)
Class A	0.89%	0.89%		0.89%		0.89%	0.94%
Class C	1.73	1.70		1.49	@	1.42	1.35
Class I	0.74	0.69		0.74		0.73	0.77
Class R3(A)	0.89 @	0.89	+@
Class R6(A)	0.69	0.69	+
Ratio of expenses to average net assets before contractual and voluntary expense reimbursements (%)**
Class A	1.07	0.94		0.93		0.95	0.96
Class C	1.73	1.75		1.53	@	1.48	1.37
Class I	0.74	0.74		0.78		0.79	0.79
Class R3(A)	2.91 @	2.87	+@
Class R6(A)	2.90	2.87	+
Ratio of net investment income (loss) to average net assets (%)
Class A	1.79	1.76		2.25		2.38	2.00
Class C	0.94	0.93		1.68		1.88	1.62
Class I	1.93	1.94		2.31		2.69	2.20
Class R3(A)	1.77	1.86	+
Class R6(A)	1.97	2.06	+
Ratio of net investment income (loss) to average net assets before contractual and voluntary expense reimbursements (%)**
Class A	1.61	1.71		2.21		2.32	1.98
Class C	0.94	0.88		1.64		1.81	1.60
Class I	1.93	1.89		2.27		2.63	2.19
Class R3(A)	(0.25)	(0.12	)+
Class R6(A)	(0.24)	(0.12	)+

Sentinel Total Return Bond Fund
	November 30, 2016	November 30, 2015(A)	November 30, 2014	November 30, 2013	November 30, 2012
Portfolio turnover rate (%)
Class A	240	441	432	499	915
Class C	240	441	432	499	915
Class I	240	441	432	499	915
Class R3(A)	240	441++
Class R6(A)	240	441++
*	See Notes at page 186.

Sentinel Balanced Fund
Selected Data for a Share Outstanding Throughout Each Period	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 30, 2014	Year Ended November 30, 2013	Year Ended November 30, 2012
Net asset value, beginning of period
Class A	$19.87	$20.98	$20.23	$18.03	$17.10
Class C	19.93	21.04	20.27	18.07	17.15
Class I	19.78	20.90	20.15	17.95	17.04
Income from Investment Operations
Net investment income (loss)
Class A	0.23	0.43	0.26	0.23	0.23
Class C	0.08	0.28	0.11	0.08	0.08
Class I	0.27	0.47	0.31	0.28	0.23
Net gains or losses on securities (realized and unrealized)
Class A	0.66	(0.35)	1.50	2.91	1.77
Class C	0.66	(0.35)	1.51	2.91	1.78
Class I	0.65	(0.34)	1.50	2.89	1.76
Total from investment operations
Class A	0.89	0.08	1.76	3.14	2.00
Class C	0.74	(0.07)	1.62	2.99	1.86
Class I	0.92	0.13	1.81	3.17	1.99
Less Distributions
Dividends (from net investment income)
Class A	0.44	0.30	0.26	0.26	0.30
Class C	0.30	0.15	0.10	0.11	0.17
Class I	0.49	0.36	0.31	0.29	0.31
Distributions (from realized gains)
Class A	0.64	0.89	0.75	0.68	0.77
Class C	0.64	0.89	0.75	0.68	0.77
Class I	0.64	0.89	0.75	0.68	0.77
Total distributions
Class A	1.08	1.19	1.01	0.94	1.07
Class C	0.94	1.04	0.85	0.79	0.94
Class I	1.13	1.25	1.06	0.97	1.08
Net asset value, end of period
Class A	19.68	19.87	20.98	20.23	18.03
Class C	19.73	19.93	21.04	20.27	18.07
Class I	19.57	19.78	20.90	20.15	17.95

Sentinel Balanced Fund
Selected Data for a Share Outstanding Throughout Each Period	Year Ended November 30, 2016	Year Ended November 30, 2015		Year Ended November 30, 2014	Year Ended November 30, 2013	Year Ended November 30, 2012
Ratios/Supplemental Data
Total return (%)*
Class A	4.75%	0.56%		9.10%	18.15%	12.30%
Class C	3.91	(0.23)		8.34	17.19	11.30
Class I	4.94	0.79		9.43	18.46	12.25
Net assets at end of period (000 omitted)
Class A	$264,910	$263,276		$278,385	$267,627	$221,036
Class C	43,066	35,344		32,002	30,647	16,635
Class I	14,477	12,589		17,062	20,468	5,748
Ratio of expenses to average net assets (%)
Class A	1.01%	1.04%		1.07%	1.06%	1.11%
Class C	1.78	1.82		1.82	1.86	1.94
Class I	0.81	0.81		0.80	0.77	1.11
Ratio of expenses to average net assets before contractual and voluntary expense reimbursements (%)**
Class A	1.01	1.04		1.07	1.06	1.11
Class C	1.78	1.82		1.82	1.86	1.94
Class I	0.81	0.81		0.80	0.77	1.11
Ratio of net investment income (loss) to average net assets (%)
Class A	1.20	2.17	^	1.29	1.22	1.30
Class C	0.43	1.39	^	0.53	0.42	0.48
Class I	1.41	2.39	^	1.55	1.50	1.31
Ratio of net investment income (loss) to average net assets before contractual and voluntary expense reimbursements (%)**
Class A	1.20%	2.17%		1.29%	1.22%	1.30%
Class C	0.43	1.39	^	0.53	0.42	0.48
Class I	1.41	2.39	^	1.55	1.50	1.31
Portfolio turnover rate (%)
Class A	45	86		94	154	146
Class C	45	86		94	154	146
Class I	45	86		94	154	146
*	See Notes at page 186.

Sentinel Common Stock Fund
Selected Data for a Share Outstanding Throughout Each Period	Year Ended November 30, 2016	Year Ended November 30, 2015(A)	Year Ended November 30, 2014	Year Ended November 30, 2013	Year Ended November 30, 2012
Net asset value, beginning of period
Class A	$43.08	$42.79	$43.31	$34.84	$31.33
Class C	41.36	41.15	41.82	33.70	30.35
Class I	43.06	42.76	43.31	34.85	31.33
Class R6(A)	43.11	43.01
Income from Investment Operations
Net investment income (loss)
Class A	0.53	1.01	0.56	0.44	0.38
Class C	0.21	0.64	0.21	0.12	0.09
Class I	0.64	1.12	0.68	0.56	0.49
Class R6(A)	0.70	1.07
Net gains or losses on securities (realized and unrealized)
Class A	2.43	(0.25)	4.97	9.50	3.93
Class C	2.33	(0.24)	4.78	9.18	3.81
Class I	2.43	(0.25)	4.97	9.50	3.94
Class R6(A)	2.41	(0.51)
Total from investment operations
Class A	2.96	0.76	5.53	9.94	4.31
Class C	2.54	0.40	4.99	9.30	3.90
Class I	3.07	0.87	5.65	10.06	4.43
Class R6(A)	3.11	0.56
Less Distributions
Dividends (from net investment income)
Class A	1.08	0.45	0.58	0.43	0.37
Class C	0.78	0.17	0.19	0.14	0.12
Class I	1.19	0.55	0.73	0.56	0.48
Class R6(A)	1.22	0.46
Distributions (from realized gains)
Class A	2.68	0.02	5.47	1.04	0.43
Class C	2.68	0.02	5.47	1.04	0.43
Class I	2.68	0.02	5.47	1.04	0.43
Class R6(A)	2.68	-

Sentinel Common Stock Fund
Selected Data for a Share Outstanding Throughout Each Period	Year Ended November 30, 2016	Year Ended November 30, 2015(A)		Year Ended November 30, 2014	Year Ended November 30, 2013	Year Ended November 30, 2012
Total distributions
Class A	3.76	0.47		6.05	1.47	0.80
Class C	3.46	0.19		5.66	1.18	0.55
Class I	3.87	0.57		6.20	1.60	0.91
Class R6(A)	3.90	0.46
Net asset value, end of period
Class A	42.28	43.08		42.79	43.31	34.84
Class C	40.44	41.36		41.15	41.82	33.70
Class I	42.26	43.06		42.76	43.31	34.85
Class R6(A)	42.32	43.11
Ratios/Supplemental Data
Total return (%)*
Class A	7.53%	1.79%		13.30%	29.53%	13.99%
Class C	6.71	0.98		12.40	28.47	13.03
Class I	7.84	2.07		13.61	29.93	14.38
Class R6(A)	7.92	1.31	++
Net assets at end of period (000 omitted)
Class A	$1,350,861	$1,416,147		$1,577,546	$1,454,446	$1,193,721
Class C	83,246	89,890		90,784	78,259	51,460
Class I	552,611	689,502		932,941	941,223	684,658
Class R6(A)	29,927	18,225
Ratio of expenses to average net assets (%)
Class A	1.00%	0.99%		1.00%	1.03%	1.09%
Class C	1.79	1.78		1.79	1.84	1.93
Class I	0.72	0.71		0.72	0.72	0.75
Class R6(A)	0.65	0.61	+
Ratio of expenses to average net assets before contractual and voluntary expense reimbursements (%)**
Class A	1.00	0.99		1.00	1.03	1.09
Class C	1.79	1.78		1.79	1.84	1.93
Class I	0.72	0.71		0.72	0.72	0.75
Class R6(A)	0.72	1.76	+

Sentinel Common Stock Fund
Selected Data for a Share Outstanding Throughout Each Period	Year Ended November 30, 2016	Year Ended November 30, 2015(A)		Year Ended November 30, 2014	Year Ended November 30, 2013	Year Ended November 30, 2012
Ratio of net investment income (loss) to average net assets (%)
Class A	1.32	2.36	^	1.28	1.15	1.12
Class C	0.54	1.57	^	0.50	0.32	0.28
Class I	1.60	2.63	^	1.55	1.45	1.47
Class R6(A)	1.72	2.65	+^
Ratio of net investment income (loss) to average net assets before contractual and voluntary expense reimbursements (%)**
Class A	1.32	2.36	^	1.28	1.15	1.12
Class C	0.54	1.57	^	0.50	0.32	0.28
Class I	1.60	2.63	^	1.55	1.45	1.47
Class R6(A)	1.65	1.50	+^
Portfolio turnover rate (%)
Class A	8	11		19	12	8
Class C	8	11		19	12	8
Class I	8	11		19	12	8
Class R6(A)	8	11	++
*	See Notes at page 186.

Sentinel International Equity Fund
Selected Data for a Share Outstanding Throughout Each Period	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 30, 2014	Year Ended November 30, 2013	Year Ended November 30, 2012
Net asset value, beginning of period
Class A	$16.92	$19.61	$20.18	$16.03	$15.03
Class C	16.06	18.71	19.34	15.49	14.59
Class I	16.79	19.53	20.13	15.99	14.99
Income from Investment Operations
Net investment income (loss)
Class A	0.18	0.13	0.25	0.16	0.18
Class C	(0.01)	(0.10)	(0.04)	(0.11)	(0.06)
Class I	0.23	0.18	0.38	0.26	0.26
Net gains or losses on securities (realized and unrealized)
Class A	(0.97)	0.47	(0.61)	4.13	0.98
Class C	(0.90)	0.47	(0.59)	3.97	0.96
Class I	(0.95)	0.47	(0.65)	4.11	0.98
Total from investment operations
Class A	(0.79)	0.60	(0.36)	4.29	1.16
Class C	(0.91)	0.37	(0.63)	3.86	0.90
Class I	(0.72)	0.65	(0.27)	4.37	1.24
Less Distributions
Dividends (from net investment income)
Class A	0.12	0.34	0.21	0.14	0.16
Class C	-	0.07	-	0.01	-
Class I	0.18	0.44	0.33	0.23	0.24
Distributions (from realized gains)
Class A	0.49	2.95	-	-	-
Class C	0.49	2.95	-	-	-
Class I	0.49	2.95	-	-	-
Total distributions
Class A	0.61	3.29	0.21	0.14	0.16
Class C	0.49	3.02	-	0.01	-
Class I	0.67	3.39	0.33	0.23	0.24
Net asset value, end of period
Class A	15.52	16.92	19.61	20.18	16.03
Class C	14.66	16.06	18.71	19.34	15.49
Class I	15.40	16.79	19.53	20.13	15.99

Sentinel International Equity Fund
Selected Data for a Share Outstanding Throughout Each Period	Year Ended November 30, 2016	Year Ended November 30, 2015	Year Ended November 30, 2014	Year Ended November 30, 2013	Year Ended November 30, 2012
Ratios/Supplemental Data
Total return (%)*
Class A	(4.81)%	4.49%	(1.81)%	26.93%	7.84%
Class C	(5.82)	3.14	(3.26)	24.92	6.17
Class I	(4.41)	4.89	(1.39)	27.64	8.45
Net assets at end of period (000 omitted)
Class A	$114,616	$113,212	$115,216	$122,646	$106,173
Class C	5,876	4,732	3,581	3,634	2,953
Class I	40,528	14,967	10,997	34,561	27,887
Ratio of expenses to average net assets (%)
Class A	1.36%	1.41%	1.41%	1.44%	1.49%
Class C	2.49	2.70	2.86	3.04	3.05
Class I	0.99	1.02	0.92	0.89	0.94
Ratio of expenses to average net assets before contractual and voluntary expense reimbursements (%)**
Class A	1.36	1.41	1.41	1.44	1.49
Class C	2.49	2.70	2.86	3.04	3.05
Class I	0.99	1.02	0.92	0.89	0.94
Ratio of net investment income (loss) to average net assets (%)
Class A	1.11	0.76	1.22	0.91	1.17
Class C	(0.04)	(0.60)	(0.23)	(0.66)	(0.40)
Class I	1.45	1.05	1.91	1.48	1.72
Ratio of net investment income (loss) to average net assets before contractual and voluntary expense reimbursements (%)**
Class A	1.11	0.76	1.22	0.91	1.17
Class C	(0.04)	(0.60)	(0.23)	(0.66)	(0.40)
Class I	1.45	1.05	1.91	1.48	1.72
Portfolio turnover rate (%)
Class A	36	55	50	52	37
Class C	36	55	50	52	37
Class I	36	55	50	52	37
*	See Notes at page 186.

Sentinel Small Company Fund
Selected Data for a Share Outstanding Throughout Each Period	Year Ended November 30, 2016	Year Ended November 30, 2015(A)	Year Ended November 30, 2014	Year Ended November 30, 2013	Year Ended November 30, 2012
Net asset value, beginning of period
Class A	$5.58	$7.19	$8.52	$7.96	$7.95
Class C	4.01	5.72	7.17	6.99	7.12
Class I	5.89	7.48	8.78	8.16	8.11
Class R6(A)	5.60	5.44
Income from Investment Operations
Net investment income (loss)
Class A	(0.02)	(0.03)	-	(0.02)	-
Class C	(0.03)	(0.05)	(0.04)	(0.06)	(0.05)
Class I	0.00	(0.01)	0.03	0.01	0.02
Class R6(A)	0.01	(0.01)
Net gains or losses on securities (realized and unrealized)
Class A	0.57	0.26	0.38	2.25	0.70
Class C	0.35	0.18	0.30	1.91	0.61
Class I	0.61	0.28	0.38	2.32	0.72
Class R6(A)	0.57	0.17
Total from investment operations
Class A	0.55	0.23	0.38	2.23	0.70
Class C	0.32	0.13	0.26	1.85	0.56
Class I	0.61	0.27	0.41	2.33	0.74
Class R6(A)	0.58	0.16
Less Distributions
Dividends (from net investment income)
Class A	-	-	-	-	-
Class C	-	-	-	-	-
Class I	-	0.02	-	0.04	-
Class R6(A)	-	-
Distributions (from realized gains)
Class A	0.94	1.84	1.71	1.67	0.69
Class C	0.94	1.84	1.71	1.67	0.69
Class I	0.94	1.84	1.71	1.67	0.69
Class R6(A)	0.94	0.00

Sentinel Small Company Fund
Selected Data for a Share Outstanding Throughout Each Period	Year Ended November 30, 2016	Year Ended November 30, 2015(A)		Year Ended November 30, 2014	Year Ended November 30, 2013	Year Ended November 30, 2012
Total distributions
Class A	0.94	1.84		1.71	1.67	0.69
Class C	0.94	1.84		1.71	1.67	0.69
Class I	0.94	1.86		1.71	1.71	0.69
Class R6(A)	0.94	-
Net asset value, end of period
Class A	5.19	5.58		7.19	8.52	7.96
Class C	3.39	4.01		5.72	7.17	6.99
Class I	5.56	5.89		7.48	8.78	8.16
Class R6(A)	5.24	5.60
Ratios/Supplemental Data
Total return (%)*
Class A	12.52%	5.32%		5.40%	34.79%	9.63%
Class C	11.48	4.72		4.55	33.94	8.70
Class I	12.95	5.71		5.62	35.40	9.96
Class R6(A)	13.07	2.94	++
Net assets at end of period (000 omitted)
Class A	$685,807	$596,864		$682,481	$808,145	$815,661
Class C	110,842	108,192		115,642	128,521	119,594
Class I	257,483	220,543		247,639	385,692	523,540
Class R6(A)	13,000	599
Ratio of expenses to average net assets (%)
Class A	1.22%	1.25%		1.20%	1.21%	1.14%
Class C	1.95	1.94		1.91	1.93	1.89
Class I	0.89	0.87		0.85	0.81	0.79
Class R6(A)	0.73	0.73	+
Ratio of expenses to average net assets before contractual and voluntary expense reimbursements (%)**
Class A	1.22	1.25		1.20	1.21	1.14
Class C	1.95	1.94		1.91	1.93	1.89
Class I	0.89	0.87		0.85	0.81	0.79
Class R6(A)	0.99	2.96	+

Sentinel Small Company Fund
Selected Data for a Share Outstanding Throughout Each Period	Year Ended November 30, 2016	Year Ended November 30, 2015(A)	Year Ended November 30, 2014	Year Ended November 30, 2013	Year Ended November 30, 2012
Ratio of net investment income (loss) to average net assets (%)
Class A	(0.38)%	(0.61)%	0.06%	(0.24)%	(0.05)%
Class C	(1.10)	(1.30)	(0.66)	(0.97)	(0.79)
Class I	(0.04)	(0.24)	0.46	0.17	0.31
Class R6(A)	0.16	(0.18)+
Ratio of net investment income (loss) to average net assets before contractual and voluntary expense reimbursements (%)**
Class A	(0.38)	(0.61)	0.06	(0.24)	(0.05)
Class C	(1.10)	(1.30)	(0.66)	(0.97)	(0.79)
Class I	(0.04)	(0.24)	0.46	0.17	0.31
Class R6(A)	(0.10)	(2.41)+
Portfolio turnover rate (%)
Class A	61	70	59	23	33
Class C	61	70	59	23	33
Class I	61	70	59	23	33
Class R6(A)	61	70 ++

Per share net investment (income) loss for each Fund is calculated utilizing the average shares method unless otherwise noted.

Amounts designated as “–” are either zero or represent less than $0.005 or $(0.005).

*
Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and a redemption on the last day of the period. Neither an initial sales charge nor a CDSC is reflected in the calculation of total return. Total returns would have been lower in applicable years where Touchstone Advisors had not waived a portion of its fee.

**	Expense reductions are comprised of the contractual and voluntary expense reimbursements as described in Note (3) of the latest Annual Report, if applicable.

+	Annualized.

++	Not Annualized.

(A)	Class R6 commenced operations December 23, 2014.

(B)	Class I commenced operations January 31, 2014.

^
Includes the impact of special dividends resulting from an acquisition of Covidien plc by Medtronic, Inc. on January 26, 2015 through the formation of a new holding company, Medtronic plc, incorporated in Ireland. These special dividends enhanced the ratios of net investment income for the Sentinel Balanced Fund Class A by 0.86%, Sentinel Balanced Fund Class C by 0.86%, Sentinel Balanced Fund Class I by 0.86%, Sentinel Common Stock Fund Class A by 1.22%, Sentinel Common Stock Fund Class C by 1.22%, Sentinel Common Stock Fund Class I by 1.22%, Sentinel Common Stock Fund Class R6 by 1.30%, Sentinel Sustainable Core Opportunities Fund Class A by 1.07% and Sentinel Sustainable Core Opportunities Fund Class I by 1.07% for the fiscal year ended November 30, 2015.

#
Includes the impact of proceeds received and credited to the Funds resulting from class action settlements, which enhanced the performance for the Sentinel Sustainable Core Opportunities Fund Class A by 0.05% and Sentinel Sustainable Core Opportunities Fund Class I by 0.04% for the fiscal year ended November 30, 2015.

@
Includes the impact of the shares owned by NLV Financial Corporation and its affiliates, who do not get charged a distribution fee, which decreases the ratio by 0.20% for the Sentinel Total Return Bond Fund Class C for the fiscal year ended November 30, 2014; 0.30% for the ratio of expenses to average net assets on Sentinel Total Return Bond Fund Class R3, 0.50% for the ratio of expenses to average net assets before contractual and voluntary expense reimbursements on Sentinel Total Return Bond Fund Class R3 for the fiscal period from December 23, 2014 to November 30, 2015; 0.30% for the ratio of expenses to average net assets on Sentinel Total Return Bond Fund Class R3, 0.50% for the ratio of expenses to average net assets before contractual and voluntary expense reimbursements on Sentinel Total Return Bond Fund Class R3, for the fiscal year ended November 30, 2016.

TOUCHSTONE OPERATING FUND FINANCIAL HIGHLIGHTS

The financial highlights tables with respect to each Touchstone Fund are intended to help you understand each Fund’s financial performance for the periods shown.  The total returns in the tables represent the rate an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of all dividends and distributions. The financial highlights for Active Bond Fund and Ultra Short Duration Fixed Income Fund for each of the five years in the period ended September 30, 2016, for Sustainability and Impact Equity Fund for each of the periods presented and for Flexible Income Fund for each of the four years in the period ended March 31, 2017 were audited by Ernst & Young LLP, an independent registered public accounting firm. The report of Ernst & Young LLP, along with each such Fund’s financial statements and related notes, are included in the Funds’ annual report.  The financial highlights for Flexible Income Fund for the periods presented through March 31, 2013 were audited by another independent registered public accounting firm. The report of each applicable independent registered accounting firm, along with each such Fund’s financial statements and related notes, were included in the Funds’ annual reports for those periods.  Certain information reflects financial results for a single Fund share.  The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund’s shares (assuming reinvestment of all dividends and other distributions).

Touchstone Active Bond Fund
Selected Data for a Share Outstanding Throughout Each Period	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012
Net asset value, beginning of period
Class A	$10.59	$10.20	$10.45	$10.33	$10.89	$10.46
Class C	9.82	9.48	9.73	9.64	10.20	9.82
Class Y	10.59	10.20	10.45	10.32	10.89	10.69	(E)
Income from Investment Operations
Net investment income
Class A	0.13	0.26	0.26	0.32	0.30	0.30
Class C	0.07	0.16	0.17	0.21	0.20	0.22
Class Y	0.14	0.29	0.29	0.34	0.33	0.18	(E)
Net gains or losses on securities (realized and unrealized)
Class A	(0.23)	0.43	(0.23)	0.13	(0.38)	0.46
Class C	(0.21)	0.41	(0.21)	0.14	(0.35)	0.42
Class Y	(0.23)	0.43	(0.24)	0.15	(0.39)	0.19	(E)
Total from investment operations
Class A	(0.10)	0.69	0.03	0.45	(0.08)	0.76
Class C	(0.14)	0.57	(0.04)	0.35	(0.15)	0.64
Class Y	(0.09)	0.72	0.05	0.49	(0.06)	0.37	(E)

Touchstone Active Bond Fund
Selected Data for a Share Outstanding Throughout Each Period	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012
Less Distributions
Dividends (from net investment income)
Class A	(0.14)		(0.30)	(0.28)	(0.33)	(0.36)	(0.33)
Class C	(0.10)		(0.23)	(0.21)	(0.26)	(0.29)	(0.26)
Class Y	(0.15)		(0.33)	(0.30)	(0.36)	(0.39)	(0.17	)(E)
Distributions (from realized gains)
Class A	--		--	--	--	(0.12)	--
Class C	--		--	--	--	(0.12)	--
Class Y	--		--	--	--	(0.12)	--
Total distributions
Class A	(0.14)		(0.30)	(0.28)	(0.33)	(0.48)	(0.33)
Class C	(0.10)		(0.23)	(0.21)	(0.26)	(0.41)	(0.26)
Class Y	(0.15)		(0.33)	(0.30)	(0.36)	(0.51)	(0.17	)(E)
Net asset value, end of period
Class A	10.35		10.59	10.20	10.45	10.33	10.89
Class C	9.58		9.82	9.48	9.73	9.64	10.20
Class Y	10.35		10.59	10.20	10.45	10.32	10.89	(E)
Ratios/Supplemental Data
Total return (%)*
Class A(A)	(0.95	%)(B)	6.90%	0.24%	4.41%	(0.85%)	7.47%
Class C(A)	(1.29	)(B)	6.03	(0.47)	3.65	(1.55)	6.59
Class Y	(0.82	)(B)	7.18	0.49	4.78	(0.60)	(3.46	)(B)(E)
Net assets at end of period (000 omitted)
Class A	$23,444		$25,324	$29,135	$28,920	$34,635	$79,208
Class C	5,467		6,513	6,946	8,725	11,337	19,386
Class Y	67,761		76,544	57,394	59,764	58,944	78,575	(E)
Ratio of expenses to average net assets (%)
Class A	0.90	%(C)	0.90%	0.90%	0.86%	0.83%	0.87	%(C)
Class C	1.65	(C)	1.65	1.65	1.61	1.58	1.62	(C)
Class Y	0.65	(C)	0.65	0.65	0.61	0.58	0.58	(C)(E)

Touchstone Active Bond Fund
Selected Data for a Share Outstanding Throughout Each Period	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012
Ratio of expenses to average net assets before contractual expense reimbursements (%)**
Class A	1.19	(C)	1.19	1.19	1.28	1.18	1.23
Class C	2.15	(C)	2.09	2.06	2.15	1.98	2.10
Class Y	0.90	(C)	0.90	0.91	0.95	0.88	0.97	(E)
Ratio of net investment income to average net assets (%)
Class A	2.47	(C)	2.52	2.50	2.99	2.94	2.72
Class C	1.72	(C)	1.77	1.75	2.24	2.19	1.98
Class Y	2.72	(C)	2.77	2.75	3.24	3.19	2.97	(E)
Portfolio turnover rate (%)
Class A	269	(B)	590	349	281	353	525	(D)
Class C	269	(B)	590	349	281	353	525	(D)
Class Y	269	(B)	590	349	281	353	525	(D)
*	See Notes at page 195.

Touchstone Ultra Short Duration Fixed Income Fund
Selected Data for a Share Outstanding Throughout Each Period	Six Months Ended March 31, 2017 (Unaudited)		Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012
Net asset value, beginning of period
Class A	$9.32		$9.32	$9.41	$9.45	$9.56	$9.57	(E)
Class Y	9.32		9.32	9.41	9.45	9.56	9.57	(E)
Income from Investment Operations
Net investment income (loss)
Class A	0.05		0.10	0.06	0.06	0.09	0.09	(E)
Class Y	0.06		0.13	0.07	0.10	0.12	0.08	(E)
Net gains or losses on securities (realized and unrealized)
Class A	(0.04)		0.02	(0.03)	0.03	(0.04)	(0.01	)(E)
Class Y	--	(G)	0.02	(0.02)	0.01	(0.05)	0.01	(E)
Total from investment operations
Class A	0.01		0.12	0.03	0.09	0.05	0.08	(E)
Class Y	0.06		0.15	0.05	0.11	0.07	0.09	(E)
Less Distributions
Dividends (from net investment income)
Class A	(0.06)		(0.12)	(0.12)	(0.13)	(0.16)	(0.09	)(E)
Class Y	(0.07)		(0.15)	(0.14)	(0.15)	(0.18)	(0.10	)(E)
Net asset value, end of period
Class A	9.27		9.32	9.32	9.41	9.45	9.56	(E)
Class Y	9.31		9.32	9.32	9.41	9.45	9.56	(E)

Touchstone Ultra Short Duration Fixed Income Fund
Selected Data for a Share Outstanding Throughout Each Period	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013	Year Ended September 30, 2012
Ratios/Supplemental Data
Total return (%)*
Class A(A)	0.55	%(B)	1.35%	0.31%	0.92%	0.48%		0.85	%(B)(E)
Class Y	0.68	(B)	1.60	0.56	1.17	0.74		0.97	(B)(E)
Net assets at end of period (000 omitted)
Class A	$12,765		$16,946	$10,675	$10,596	$32,088		$34,228	(E)
Class Y	221,705		206,313	200,456	244,885	249,250		190,515	(E)
Ratio of expenses to average net assets (%)
Class A	0.69	(C)	0.69	0.69	0.69	0.69		0.69	(C)(E)
Class Y	0.44	(C)	0.44	0.44	0.44	0.44		0.44	(C)(E)
Ratio of expenses to average net assets before contractual expense reimbursements (%)**
Class A	0.87	(C)	0.97	0.99	0.93	0.83		1.19	(C)(E)
Class Y	0.53	(C)	0.53	0.52	0.49	0.51		0.55	(C)(E)
Ratio of net investment income (loss) to average net assets (%)
Class A	1.17	(C)	1.09	0.54	0.79	0.85		1.40	(C)(E)
Class Y	1.43	(C)	1.34	0.79	1.04	1.10		1.65	(C)(E)
Portfolio turnover rate (%)
Class A	68	(B)	169	132	142	107	(F)	169	(G)
Class Y	68	(B)	169	132	142	107	(F)	169	(G)
*	See Notes at page 195.

Touchstone Flexible Income Fund
Selected Date for a Share Outstanding Throughout Each Period	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013		Year Ended July 31, 2012
Net asset value, beginning of period
Class A	$10.58	$10.67	$10.60	$10.94	$10.76	(H)	$10.47
Class C	10.44	10.54	10.47	10.82	10.65	(H)	10.36
Class Y	10.61	10.70	10.62	10.97	10.79	(H)(L)	10.49
Income from Investment Operations
Net investment income
Class A	0.30	0.32	0.43	0.51	0.35	(H)(I)	0.49	(M)
Class C	0.20	0.26	0.34	0.43	0.29	(H)(I)	0.40	(M)
Class Y	0.32	0.36	0.46	0.54	0.37	(H)(I)(L)	0.50	(M)
Net gains or losses on securities (realized and unrealized)
Class A	0.11	(0.10)	0.11	(0.37)	0.16	(H)	0.31
Class C	0.13	(0.12)	0.12	(0.37)	0.15	(H)	0.32
Class Y	0.13	(0.11)	0.12	(0.38)	0.16	(H)(L)	0.33
Total from investment operations
Class A	0.41	0.22	0.54	0.14	0.51	(H)	0.80
Class C	0.33	0.14	0.46	0.06	0.44	(H)	0.72
Class Y	0.45	0.25	0.58	0.16	0.53	(H)(L)	0.83
Less Distributions
Dividends (from net investment income)
Class A	(0.28)	(0.31)	(0.47)	(0.48)	(0.33	)(H)	(0.51)
Class C	(0.20)	(0.24)	(0.39)	(0.41)	(0.27	)(H)	(0.43)
Class Y	(0.31)	(0.34)	(0.50)	(0.51)	(0.35	)(H)(L)	(0.53)
Net asset value, end of period
Class A	$10.71	$10.58	$10.67	$10.60	$10.94	(H)	$10.76
Class C	10.57	10.44	10.54	10.47	10.82	(H)	10.65
Class Y	10.75	10.61	10.70	10.62	10.97	(H)(L)	10.79
Ratios/Supplemental Data
Total return (%)*
Class A(A)	3.93%	2.13%	5.22%	1.45%	4.77	%(B)(H)	7.86%
Class C(A)	3.22	1.32	4.52	0.61	4.20	(B)(H)	7.16
Class Y	4.28	2.38	5.58	1.63	4.96	(B)(H)(L)	8.21

Touchstone Flexible Income Fund
Selected Date for a Share Outstanding Throughout Each Period	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013	Year Ended July 31, 2012
Net assets at end of period (000 omitted)
Class A	$49,544		$57,671	$32,695	$25,928	$41,301	(H)	$49,458
Class C	55,043		45,079	25,853	21,043	26,087	(H)	25,115
Class Y	464,002		358,423	238,081	151,652	199,293	(H)(L)	200,325
Ratio of expenses to average net assets (%)
Class A	1.10	%(J)	1.09%	1.09%	0.98%	0.94	%(C)(H)	0.95%
Class C	1.85	(J)	1.84	1.84	1.74	1.69	(C)(H)	1.70
Class Y	0.85	(J)	0.84	0.84	0.71	0.64	(C)(H)(L)	0.70
Ratio of expenses to average net assets before contractual expense reimbursements (%)**
Class A	1.30	(K)	1.32	1.35	1.35	1.37	(C)(H)	1.60
Class C	2.00	(K)	2.05	2.10	2.09	2.16	(C)(H)	2.35
Class Y	1.00	(K)	1.05	1.01	1.00	1.05	(C)(H)(L)	1.35
Ratio of net investment income (loss) to average net assets (%)
Class A	2.74		3.19	3.95	4.82	4.76	(C)(H)(I)	4.65
Class C	1.99		2.44	3.20	4.07	4.01	(C)(H)(I)	3.82
Class Y	2.99		3.44	4.21	5.10	5.06	(C)(H)(I)(L)	4.80
Portfolio turnover rate (%)
Class A	127		122	102	44	41	(B)(H)	47
Class C	127		122	102	44	41	(B)(H)	47
Class Y	127		122	102	44	41	(B)(H)(L)	47
*	See Notes at page 195.

Touchstone Sustainability & Impact Equity Fund
Selected Date for a Share Outstanding Throughout Each Period	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013
Net asset value, beginning of period
Class A	$18.98	$30.96	$31.81	$28.74	$27.74
Class Y	19.49	31.49	32.23	29.07	28.09
Income from Investment Operations
Net investment income (loss)
Class A	0.18	0.06	(M)	0.11	0.02	0.11
Class Y	0.20	0.13	(M)	0.22	0.09	0.18
Net gains or losses on securities (realized and unrealized)
Class A	2.47	(1.99)	4.87	5.96	1.00
Class Y	2.58	(2.06)	4.92	6.06	1.00
Total from investment operations
Class A	2.65	(1.93)	4.98	5.98	1.11
Class Y	2.78	(1.93)	5.14	6.15	1.18
Less Distributions
Dividends (from net investment income)
Class A	(0.11)	(0.03)	(0.05)	(0.05)	(0.11)
Class Y	(0.16)	(0.05)	(0.10)	(0.13)	(0.20)
Distributions (from realized gains)
Class A	--	(10.02)	(5.78)	(2.86)	--
Class Y	--	(10.02)	(5.78)	(2.86)	--
Total distributions
Class A	(0.11)	(10.05)	(5.83)	(2.91)	(0.11)
Class Y	(0.16)	(10.07)	(5.88)	(2.99)	(0.20)
Net asset value, end of period
Class A	$21.52	$18.98	$30.96	$31.81	$28.74
Class Y	22.11	19.49	31.49	32.23	29.07
Ratios/Supplemental Data
Total return (%)*
Class A(A)	14.01%	(8.73%)	17.17%	21.27%	4.05%
Class Y	14.30	(8.54)	17.48	21.62	4.32
Net assets at end of period (000 omitted)
Class A	$113,062	$137,306	$257,273	$287,813	$286,572
Class Y	112,790	67,638	416,741	577,708	523,413

Touchstone Sustainability & Impact Equity Fund
Selected Date for a Share Outstanding Throughout Each Period	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2013
Ratio of expenses to average net assets (%)
Class A	1.24%	1.24%	1.25%	1.23%	1.22%
Class Y	0.99	0.99	0.99	0.97	0.96
Ratio of expenses to average net assets before contractual expense reimbursements (%)**
Class A	1.36	1.39	1.28	1.29	1.32
Class Y	1.09	1.14	1.00	1.05	1.08
Ratio of net investment income (loss) to average net assets (%)
Class A	0.83	0.31	0.35	0.06	0.47
Class Y	1.08	0.56	0.61	0.32	0.72
Portfolio turnover rate (%)
Class A	53	304	98	92	109	(N)
Class Y	53	304	98	92	109	(N)

(A)	Total returns shown exclude the effect of applicable sales loads. If these charges were included, the returns would be lower.

(B)	Not annualized.

(C)	Annualized.

(D)	Portfolio turnover excludes the purchases and sales of the Funds acquired on April 16, 2012 and September 10, 2012. If these transactions were included, portfolio turnover would have been higher.

(E)	Represents the period from commencement of operations (April 16, 2012) through September 30, 2012.

(F)	Portfolio turnover excludes the purchases and sales of the Fund acquired on May 17, 2013. If these transactions were included, portfolio turnover would have been higher.

(G)	Less than $0.005 per share.

(H)	The Fund changed its fiscal year end from July 31 to March 31.

(I)
Reflects the impact of a corporate action event that resulted in a one-time increase to net investment income. If the corporate action event had not occurred, Class A net investment income per share and ratio of net investment income to average net assets would have been lower by $0.01 and 0.13%, respectively.

(J)
The ratio of net expenses to average net assets excluding dividend and interest expense on securities sold short for Class A, Class C and Class Y shares is 1.09%, 1.85% and 0.84%, respectively for the year ended March 31, 2017.

(K)
The ratio of gross expenses to average net assets excluding dividend and interest expense on securities sold short for Class A, Class C and Class Y shares is 1.29%, 1.99% and 0.99% for the year ended March 31, 2017.

(L)	Effective September 10, 2012, Institutional Class shares were renamed Y shares.

(M)	The net investment income(loss) per share is based on average shares outstanding for the period.

(N)	Portfolio turnover excludes the purchases and sales of the Fund acquired on September 10, 2012. If these transactions were included, portfolio turnover would have been higher.

EXHIBIT A:  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of [•], by and among [Touchstone Strategic Trust/Touchstone Funds Group Trust], a [Massachusetts business trust/Delaware statutory trust] (the “Acquiring Trust”), on behalf of each of the series set forth on Exhibit A hereto (each, an “Acquiring Fund” or a “Fund”); Sentinel Group Funds, Inc., a Maryland corporation (the “Corporation”), on behalf of each of the series set forth on Exhibit A hereto (each, a “Target Fund” or a “Fund”); for purposes of paragraph 9.1 of this Agreement only, Touchstone Advisors, Inc. (“Touchstone”); and for purposes of paragraphs 8.7 and 9.1 only, Sentinel Asset Management, Inc. (“Sentinel”).  References herein to a “party” or the “parties” to this Agreement mean the Acquiring Trust and/or the Corporation.  The Acquiring Trust has its principal place of business at 303 Broadway, Suite 1100, Cincinnati, Ohio 45202.  The Corporation has its principal place of business at One National Life Drive, Montpelier, Vermont 05604.

WHEREAS, each reorganization (each, a “Reorganization”) will consist of (i) the transfer of the Assets (as defined in paragraph 1.2) of the Target Fund to the corresponding Acquiring Fund as set forth on Exhibit A hereto in exchange solely for voting shares of beneficial interest, without par value, of such corresponding Acquiring Fund as set forth on Exhibit A hereto (the “Acquiring Fund Shares”) and the assumption by such corresponding Acquiring Fund of the Liabilities (as defined in paragraph 1.3) of the Target Fund; and (ii) the pro rata distribution, by class, of the Acquiring Fund Shares to the shareholders of the Target Fund as set forth on Exhibit A hereto in complete liquidation and termination of the Target Fund, all upon the terms and conditions in this Agreement;

WHEREAS, the parties hereto intend that this Agreement be a plan of reorganization and that each Reorganization will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder;

WHEREAS, for convenience, the remainder of this Agreement refers only to a single Reorganization, one Target Fund and one Acquiring Fund, but the terms and conditions hereof will apply separately to each Reorganization and the Target Fund and the corresponding Acquiring Fund participating therein.  The consummation of any Reorganization will not be contingent on the consummation of any other Reorganization, and it is the intention of the parties hereto that each Reorganization described herein will be conducted separately and independently of the others;

WHEREAS, the Acquiring Fund is a separate series of the Acquiring Trust, an open-end registered management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Target Fund is a separate series of the Corporation, an open-end registered management investment company under the 1940 Act, and the Target Fund owns securities and other investments that generally are assets of the type and character in which the Acquiring Fund is permitted to invest;

[WHEREAS, the Acquiring Fund currently has no assets and has carried on no business activities prior to the date hereof and will have no assets, other than de minimis assets received in connection with the issuance of one share of the Acquiring Fund to facilitate the organization of the Acquiring Fund, which will be redeemed prior to the Closing (as defined in paragraph 3.1 below), and will have carried on no business activities prior to the consummation of the transactions described herein, other than as necessary to facilitate the organization of the Acquiring Fund as a new series of the Acquiring Trust prior to its commencement of operations;]2

WHEREAS, neither the Acquiring Fund nor Touchstone is an “affiliated person” of the Target Fund, as defined in the 1940 Act, or an affiliated person of an affiliated person of the Target Fund;

WHEREAS, the Board of Trustees of the Acquiring Trust, including a majority of the trustees who are not “interested persons” of the Acquiring Trust, as defined in the 1940 Act, has determined that the Reorganization will be in the best interests of the Acquiring Fund [and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization]3; AND

[2]	Include for Shell Fund Reorganizations.

WHEREAS, the Board of Directors of the Corporation, including a majority of the directors who are not “interested persons” of the Corporation, as defined in the 1940 Act, has determined that the Reorganization will be in the best interests of the Target Fund and that the interests of the existing shareholders of the Target Fund will not be diluted as a result of the Reorganization;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements in this Agreement, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE TARGET FUND IN EXCHANGE FOR
ACQUIRING FUND SHARES AND ASSUMPTION OF TARGET FUND
 LIABILITIES; LIQUIDATION AND TERMINATION OF THE TARGET FUND

1.1          THE EXCHANGE.  Subject to the terms and conditions of this Agreement and on the basis of the representations and warranties contained herein, the Corporation, on behalf of the Target Fund, agrees to assign, transfer and convey to the Acquiring Fund all of the Target Fund’s Assets, as set forth in paragraph 1.2, free and clear of all liens, encumbrances and claims whatsoever.  The Acquiring Trust, on behalf of the Acquiring Fund, agrees in exchange for the Target Fund’s Assets (i) to deliver to the Target Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, computed in the manner and as of the time and date set forth in paragraphs 2.2 and 2.3; and (ii) to assume the Target Fund’s Liabilities, as set forth in paragraph 1.3.  Such transactions will take place at the Closing [(as defined in paragraph 3.1 below)]4.

1.2          ASSETS TO BE ACQUIRED.  The Target Fund will prepare or cause to be prepared an unaudited statement of its assets and liabilities (the “Statement”) reflecting the financial condition of the Target Fund as of the Valuation Time (as defined in paragraph 2.1 below); such Statement will be in a form approved by Touchstone and prepared in accordance with generally accepted accounting principles in the United States of America (“GAAP”), consistently applied, from the Target Fund’s prior audited period.  The assets of the Target Fund to be acquired by the Acquiring Fund at the Closing will consist of all assets, including, without limitation, all portfolio securities, cash, cash equivalents, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends or interest and other receivables) and other assets belonging to the Target Fund, and any deferred or prepaid expenses, reflected on the Statement (the “Assets”).  The Corporation, on behalf of the Target Fund, will pay or cause to be paid to the Acquiring Fund any dividends or interest received by the Target Fund after the Closing with respect to Assets transferred to the Acquiring Fund hereunder.  The Corporation, on behalf of the Target Fund, will transfer to the Acquiring Fund any distributions, rights or other assets received by the Target Fund after the Closing as distributions on or with respect to the Assets.  Such assets will be deemed included in the Assets transferred to the Acquiring Fund on the Closing Date (as defined in paragraph 3.1 below) and will not be separately valued.

The Corporation has provided the Acquiring Trust with the Target Fund’s most recent audited financial statements, which contain a list of all of the Target Fund’s assets as of the date thereof.  The Corporation represents that, as of the date of the execution of this Agreement, there have been no changes in the Target Fund’s financial position as reflected in said financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of portfolio securities and other investments, purchases and redemptions of shares of the Target Fund, the payment of the Target Fund’s normal operating expenses and the distribution of the Target Fund’s net income and net capital gain.  The Corporation, with respect to the Target Fund, reserves the right to buy and sell prior to the Closing any securities or other investments in accordance with the Target Fund’s investment objective and policies.

[3]	Exclude for Shell Fund Reorganizations.

[4]	Exclude for Shell Fund Reorganizations.

1.3          LIABILITIES TO BE ASSUMED.  The Corporation will endeavor to discharge all of the Target Fund’s known liabilities and obligations prior to the Valuation Time and, prior to the Valuation Time, will have discharged the Excluded Liabilities set forth on Schedule 1.3 hereto (the “Excluded Liabilities”).  Without limiting the foregoing, the Target Fund will have paid or otherwise discharged all liabilities or obligations accrued and owing to third parties under each of the contracts set forth in Schedule 7.4, including any early termination fees or penalties.  At the Closing, the Acquiring Fund will assume all liabilities, expenses, costs, charges and reserves reflected on the Statement except for the Excluded Liabilities (the “Liabilities”).  The Acquiring Fund will not assume any other liabilities of the Target Fund, whether absolute or contingent.

1.4          LIQUIDATION AND DISTRIBUTION.  Immediately after the Closing, the Target Fund will completely liquidate and distribute pro rata to the Target Fund’s shareholders of record of each class (the “Target Fund Shareholders”), determined as of the time of such distribution, the Acquiring Fund Shares of the corresponding class (as set forth in paragraph 2.3) received by the Target Fund pursuant to paragraph 1.1, and as soon as practicable after the Closing, the Corporation will proceed to terminate the Target Fund in accordance with the applicable laws of the State of Maryland as set forth in paragraph 1.7 below.  Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares, by class, due such shareholders.  All issued and outstanding shares of the Target Fund will simultaneously be canceled on the books of the Target Fund and will be null and void.  Acquiring Fund Shares distributed to the Target Fund Shareholders will be reflected on the books of the Acquiring Fund’s transfer agent as uncertificated shares.

1.5          TRANSFER TAXES.  Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of shares of the Target Fund on the books of the Target Fund as of that time will, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.6          REPORTING RESPONSIBILITY.  Any reporting responsibility of the Target Fund, including the responsibility for filing regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and will remain the responsibility of the Target Fund.

1.7          TERMINATION.  The Corporation will take all necessary and appropriate steps under its charter and applicable state law to terminate the Target Fund promptly following the Closing and the making of all distributions pursuant to paragraph 1.4.

[1.8         INITIAL SHARE.  Prior to the Closing, the Acquiring Fund will issue one Institutional Class share of beneficial interest of the Acquiring Fund (the “Initial Share”) to Touchstone or one of its affiliates (the “Sole Shareholder”) in exchange for $1.00 for the sole purpose of allowing the Sole Shareholder to approve certain matters to facilitate the organization of the Acquiring Fund.  Prior to the Closing, the Initial Share will be redeemed and cancelled by the Acquiring Fund in exchange for $1.00.]5

1.9          WAIVER OF INVESTMENT MINIMUMS AND SALES LOADS.  In connection with the Reorganization, any minimum investment amounts or sales loads applicable to initial investments in the Acquiring Fund will be waived with respect to the Target Fund Shareholders’ initial receipt of Acquiring Fund Shares in the Reorganization.

ARTICLE II

 VALUATION

2.1          VALUATION OF ASSETS.  The value of the Target Fund’s Assets attributable to each class of the Target Fund to be acquired, and the amount of the Target Fund’s Liabilities attributable to each class of the Target Fund to be assumed, by the Acquiring Fund will be computed as of the close of business on the New York Stock Exchange on the Closing Date (the “Valuation Time”) using the valuation policies and procedures described in paragraph 2.4.

[5]	Include for Shell Fund Reorganizations.

2.2            VALUATION OF SHARES.  The net asset value per share of each class of the Acquiring Fund will be [the net asset value per share of the corresponding class of the Target Fund]6 computed as of the Valuation Time using the valuation policies and procedures described in paragraph 2.4.

2.3          SHARES TO BE ISSUED.  The number of full and fractional Acquiring Fund Shares to be issued in exchange for the Target Fund’s net assets will be determined with respect to each class by dividing (a) the net assets attributable to such class of the Target Fund, determined in accordance with paragraph 2.1, by (b) the net asset value per share of the corresponding class of the Acquiring Fund, determined in accordance with paragraph 2.2.  Holders of each class of shares of the Target Fund will receive full and fractional shares of the corresponding class of the Acquiring Fund, as set forth on Exhibit A to this Agreement.

2.4          DETERMINATION OF VALUE.  All computations of value will be made by BNY Mellon Investment Servicing (US) Inc., the Acquiring Fund’s accounting agent, using the valuation policies and procedures established by the Board of Trustees of the Acquiring Trust for regular use in pricing the shares and assets of the Acquiring Fund, subject to the following sentence.  To the extent that the valuation policies and procedures of the Acquiring Trust, applied to the Assets of the Target Fund that will be transferred to the Acquiring Fund, would result in material pricing differences, the Acquiring Trust and the Corporation agree to use commercially reasonable efforts to resolve, prior to the Valuation Time, any such material pricing differences.

ARTICLE III

 CLOSING AND CLOSING DATE

3.1          CLOSING DATE.  Subject to the satisfaction or waiver of the conditions precedent set forth in Articles VI, VII and VIII, the closing of the Reorganization (the “Closing”) will take place on October 13, 2017 or such other date as the parties hereto may agree (the “Closing Date”).  All acts taking place at the Closing will be deemed to take place simultaneously as of 5:00 p.m. Eastern Time on the Closing Date, unless otherwise provided.  The Closing will be held as of 5:00 p.m. Eastern Time at the offices of Vedder Price P.C., or at such other time or place as the parties hereto may agree.

3.2          EFFECT OF SUSPENSION IN TRADING.  In the event that on the day on which the Valuation Time occurs (a) the New York Stock Exchange or another primary trading market for portfolio securities of [the Acquiring Fund or]7 the Target Fund is closed to trading or trading thereon is restricted; or (b) trading or the reporting of trading on said exchange or elsewhere is disrupted so that an accurate determination of the value of the net assets of [the Acquiring Fund or]8 the Target Fund is impracticable, the Closing Date will be postponed until the first business day after the day when trading has been fully resumed and reporting has been restored or such other date as the parties hereto may agree.

3.3          DELIVERY OF ASSETS.  Delivery of the Target Fund’s Assets will be made on the Closing Date and will be delivered to Brown Brothers Harriman & Co., the Acquiring Fund’s custodian (the “Custodian”), for the account of the Acquiring Fund, in accordance with the customary practices of the Custodian, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Acquiring Fund free and clear of all liens, encumbrances, rights, restrictions and claims.  All cash delivered will be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring Fund.  If the Corporation, on behalf of the Target Fund, is unable to make delivery to the Custodian pursuant to this paragraph 3.3 of any Assets for the reason that any of such Assets have not yet been delivered to the Target Fund by the Target Fund’s broker, dealer or other counterparty, then, in lieu of such delivery, the Corporation, on behalf of the Target Fund, will deliver with respect to said Assets executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Trust, on behalf of the Acquiring Fund, or the Custodian, including broker confirmation slips.

[6]	Include for Shell Fund Reorganizations.

[7]	Exclude for Shell Fund Reorganizations.

[8]	Exclude for Shell Fund Reorganizations.

3.4          TRANSFER AGENT CERTIFICATES.  The Corporation will cause the transfer agent for the Target Fund to deliver to the Acquiring Trust, on behalf of the Acquiring Fund, at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Target Fund Shareholders and the number, class and percentage ownership of outstanding shares owned by each such shareholder as of the Closing.  At the Closing, the Acquiring Trust will cause the transfer agent for the Acquiring Fund to issue and deliver to the Corporation a confirmation evidencing the Acquiring Fund Shares to be credited at the Closing or otherwise provide evidence reasonably satisfactory to the Corporation that such Acquiring Fund Shares have been credited to the Target Fund’s account on the books of the Acquiring Fund.  At the Closing, each party will deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request.

3.5          CUSTODIAN’S CERTIFICATE.  At the Closing or as soon as practicable thereafter, the Corporation will cause the custodian for the Target Fund to deliver to the Acquiring Trust, on behalf of the Acquiring Fund, a certificate of an authorized officer stating that:  (a) the Target Fund’s portfolio securities, cash and any other Assets have been delivered in proper form to the Acquiring Fund as of the final settlement date for such transfers; and (b) all necessary taxes, including without limitation all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment will have been made, in conjunction with the delivery of portfolio securities, cash and any other Assets by the Target Fund.  At the Closing or as soon as practicable thereafter, the Acquiring Trust will cause the Custodian to deliver to the Corporation, on behalf of the Target Fund, a certificate of an authorized officer acknowledging that the Acquiring Fund has received the Target Fund’s portfolio securities, cash and any other Assets as of the final settlement date for such transfers.

ARTICLE IV

 REPRESENTATIONS AND WARRANTIES

4.1          REPRESENTATIONS OF THE CORPORATION.  The Corporation, on behalf of the Target Fund, represents and warrants to the Acquiring Trust, on behalf of the Acquiring Fund, as follows:

(a)          The Corporation is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland with the power to carry out its obligations under this Agreement, and the Target Fund is a duly established and designated separate series of the Corporation.

(b)          The Corporation is registered as an investment company, classified as a management company of the open-end type, under the 1940 Act, and the shares of the Target Fund are registered under the Securities Act of 1933, as amended (the “1933 Act”), and such registrations have not been revoked or rescinded and are in full force and effect.  The Corporation and the Target Fund are in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c)          The current prospectus and statement of additional information of the Target Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements, in light of the circumstances under which they were made, not misleading.  The Target Fund currently complies in all material respects with its investment objective and its investment policies and restrictions as set forth in the current prospectus and statement of additional information.

(d)          The Corporation is not, and the execution, delivery and performance of this Agreement will not result, in violation of any provision of the Corporation’s charter or Bylaws or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Corporation or the Target Fund is a party or by which the Corporation or the Target Fund is bound, nor will the execution, delivery and performance of this Agreement by the Corporation result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease or other undertaking to which the Corporation or the Target Fund is a party or by which the Corporation or the Target Fund is bound.

(e)          Neither the Corporation nor the Target Fund has any material contracts or other commitments (other than this Agreement), including without limitation pursuant to the contracts set forth on Schedule 7.4, that will be terminated with liability to the Target Fund at or prior to the Closing, except for liabilities, if any, to be discharged as provided in paragraph 1.3.

(f)          At or prior to the Closing, the Corporation will have delivered written evidence in to the Acquiring Trust in a form satisfactory to the Acquiring Trust to the effect that the directors’ deferred compensation plan has been terminated with respect to the Target Fund and that any and all liabilities of the Target Fund thereunder have been discharged.

(g)          Except as otherwise disclosed in writing to the Acquiring Trust, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Corporation or the Target Fund or any of the properties or assets of the Corporation or the Target Fund, which, if adversely determined, would materially and adversely affect the financial condition of the Corporation or the Target Fund, the conduct of the business of the Corporation or the Target Fund, or the ability of the Corporation, on behalf of the Target Fund, to carry out the Reorganization.  The Corporation knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the business of the Corporation or the Target Fund or the Corporation’s ability, on behalf of the Target Fund, to consummate the Reorganization or the transactions contemplated herein.

(h)          The Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets and Statements of Investments (indicating their fair value) of the Target Fund for each of the Target Fund’s five fiscal years ended November 30, 2016 have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, and have been prepared in accordance with GAAP, consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Target Fund as of such dates, and there are no known contingent liabilities of the Target Fund as of such dates not disclosed therein.

(i)           Since the date of the financial statements referred to in subsection (h) above, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Target Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Trust.

(j)           All federal, state and local income tax returns and other material tax returns and reports of the Target Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects as of the time they were filed.  All material federal, state, local and other taxes of the Target Fund required to be paid (whether or not shown as due on any such return or report) have been paid, or provision has been made for the payment thereof and any such unpaid taxes as of the date of the financial statements referred to in subsection (h) above are properly reflected on such financial statements.  To the Corporation’s knowledge, no tax authority is currently auditing or threatening to audit the Target Fund, and no assessment or deficiency for taxes (including interest, additions to tax or penalties, in each case, with respect to taxes) has been asserted against the Target Fund.

(k)          For each taxable year of its operations (including the taxable year [that includes the Closing Date for that portion of such taxable year]9 ending on the Closing Date), the Target Fund (i) has been, and will be, treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code, (ii) has met, and will meet, the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, (iii) has been eligible to compute and has computed its federal income tax under Section 852 of the Code, and (iv) has not been, and will not be, liable for any material income or excise tax under Section 852 or 4982 of the Code.  The Target Fund has no earnings and profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply to the Target Fund.

(l)           No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Corporation, on behalf of the Target Fund, of the transactions contemplated herein, except as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act and by state laws.

(m)         Neither the Corporation nor the Target Fund is under the jurisdiction of a court in a “Title 11 or similar case” (within the meaning of Section 368(a)(3)(A) of the Code).

(n)          The Target Fund does not own any “converted property” (as that term is defined in Treasury Regulation Section 1.337(d)-7T(a)(2)) that is subject to the rules of Section 1374 of the Code as a consequence of the application of Section 337(d)(1) of the Code and Treasury Regulations thereunder.

(o)          Except as otherwise disclosed to the Acquiring Trust, the Corporation, with respect to the Target Fund, has not previously been a party to a transaction that qualified as reorganization under Section 368(a) of the Code.

(p)          All issued and outstanding shares of the Target Fund are, and at the Closing will be, duly and validly issued and outstanding, fully paid and non-assessable by the Corporation.  All of the issued and outstanding shares of the Target Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.4.  The Target Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any shares of the Target Fund, nor is there outstanding any security convertible into any shares of the Target Fund.

(q)          All issued and outstanding shares of the Target Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, are registered under the laws of all jurisdictions in which registration is or was required, except as previously disclosed to the Acquiring Trust in writing.  Such registrations are, in all material respects, complete, current and have been continuously effective, and all fees required to be paid have been paid.  The Corporation’s registration statement under the 1933 Act is not subject to any “stop order,” and the Corporation is, and was, fully qualified to sell the shares of the Target Fund in each jurisdiction in which such shares are being, or were, registered and sold.

(r)           At the Closing, the Target Fund will have good and marketable title to the Assets and full right, power and authority to sell, assign, transfer and deliver the Assets to be transferred by it hereunder free of any liens or other encumbrances, and, upon delivery and payment for the Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Trust and accepted by the Acquiring Trust.

(s)          The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Board of Directors of the Corporation and, assuming the due authorization, execution and delivery of this Agreement by the Acquiring Trust, on behalf of the Acquiring Fund, this Agreement constitutes a valid and legally binding obligation of the Corporation, on behalf of the Target Fund, enforceable in accordance with its terms, subject as to enforcement to the effect of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

[9]	Include for Shell Fund Reorganizations.

(t)           The information furnished by the Corporation for use in no-action letters, applications for orders, registration statements and proxy materials and other documents that may be necessary in connection with the Reorganization is accurate and complete in all material respects and complies in all material respects with applicable federal securities and other laws and regulations.

(u)          The Registration Statement (as defined in paragraph 5.4), the Proxy Statement/Prospectus (as defined in paragraph 5.4) and statement of additional information contained therein, and the documents incorporated therein by reference, and any amendment or supplement thereto, insofar as they relate to the Corporation, the Target Fund or Sentinel, each conform and will conform in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date.  Each of the Registration Statement, the Proxy Statement/Prospectus and statement of additional information contained therein, and the documents incorporated therein by reference, and any amendment or supplement thereto, insofar as they relate to the Corporation, the Target Fund or Sentinel, do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, on the effective date of such Registration Statement; provided, however, that the Corporation makes no representations or warranties as to any information contained in the Registration Statement, Proxy Statement/Prospectus, statement of additional information or any documents incorporated therein by reference, and any amendment or supplement thereto, other than information relating to the Corporation, the Target Fund or Sentinel included therein in reliance upon and in conformity with information furnished by or on behalf of the Corporation to the Acquiring Trust specifically for use in connection with the Registration Statement, Proxy Statement/Prospectus, statement of additional information and the documents incorporated therein by reference, and any amendment or supplement thereto.

(v)          Except as otherwise disclosed in writing to the Acquiring Fund, the Target Fund is in compliance in all material respects with the Code and applicable regulations promulgated under the Code pertaining to the reporting by regulated investment companies of dividends and other distributions on and redemptions of its shares and has withheld in respect of dividends and other distributions and paid to the proper taxing authority all material taxes required to be withheld, and is not liable for any material penalties with respect to such reporting and withholding requirements.

4.2          REPRESENTATIONS OF THE ACQUIRING TRUST.  The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants to the Corporation, on behalf of the Target Fund, as follows:

(a)          The Acquiring Trust is a [business trust/statutory trust] duly organized, validly existing and in good standing under the laws of the [Commonwealth of Massachusetts/State of Delaware] with the power to carry out its obligations under this Agreement, and the Acquiring Fund is a duly established and designated separate series of the Acquiring Trust.

(b)          The Acquiring Trust is registered as an investment company, classified as a management company of the open-end type, under the 1940 Act, and[, as of the Closing Date,]10 the Acquiring Fund’s shares are registered under the 1933 Act, and such registrations have not been revoked or rescinded and are in full force and effect.  The Acquiring Trust and the Acquiring Fund are in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

[(c)          The current prospectus and statement of additional information, as of the date of the Proxy Statement/Prospectus, of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements, in light of the circumstances under which they were made, not misleading.  The Acquiring Fund currently complies in all material respects with its investment goal and its investment policies and restrictions as set forth in the current prospectus and statement of additional information.]11

[10]	Include for Shell Fund Reorganizations.

(d)          The Acquiring Trust is not, and the execution, delivery and performance of this Agreement will not result, in violation of any provision of the Acquiring Trust’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Trust or the Acquiring Fund is a party or by which the Acquiring Trust or the Acquiring Fund is bound, nor will the execution, delivery and performance of this Agreement by the Acquiring Trust result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Trust or the Acquiring Fund is a party or by which the Acquiring Trust or the Acquiring Fund is bound.

(e)          Except as otherwise disclosed in writing to the Corporation, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Trust or the Acquiring Fund or any of the properties or assets of the Acquiring Trust or the Acquiring Fund, which, if adversely determined, would materially and adversely affect the financial condition of the Acquiring Trust or the Acquiring Fund, the conduct of the business of the Acquiring Trust or the Acquiring Fund or the ability of the Acquiring Trust, on behalf of the Acquiring Fund, to carry out the Reorganization.  The Acquiring Trust knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the business of the Acquiring Trust or the Acquiring Fund or the Acquiring Trust’s ability, on behalf of the Acquiring Fund, to consummate the Reorganization or the transactions contemplated herein.

[(f)          The Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets and Statements of Investments (indicating their fair value) of the Acquiring Fund for each of the Acquiring Fund’s five fiscal years ended [March 31, 2017/September 30, 2016] have been audited by Ernst & Young LLP, an independent registered public accounting firm, and have been prepared in accordance with GAAP, consistently applied, and such statements (copies of which have been furnished to the Target Fund) fairly reflect the financial condition of the Acquiring Fund as of such dates, and there are no known contingent liabilities of the Acquiring Fund as of such dates not disclosed therein.]12

[(g)         The unaudited Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets and Statements of Investments (indicating their fair value) of the Acquiring Fund for the Acquiring Fund’s semi-annual period ended March 31, 2017 have been prepared in accordance with GAAP, consistently applied, and such statements (copies of which have been furnished to the Target Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein.]13

[(h)         Since the date of the financial statements referred to in subsection [(f)/(g)] above, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Corporation.]14

[(i)          All federal, state, local and other material tax returns and reports of the Acquiring Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects as of the time they were filed.  All material federal, state, local and other taxes of the Acquiring Fund required to be paid (whether or not shown as due on any such return or report) have been paid, or provision has been made for the payment thereof and any such unpaid taxes as of the date of the financial statements referred to in subsection [(f)/(g)] above are properly reflected on such financial statements.  To the Acquiring Trust’s knowledge, no tax authority is currently auditing or threatening to audit the Acquiring Fund, and no assessment or deficiency for taxes (including interest, additions to tax or penalties, in each case, with respect to taxes) has been asserted against the Acquiring Fund.]15

[11]	Exclude for Shell Fund Reorganizations.

[12]	Exclude for Shell Fund Reorganizations.

[13]	Exclude for Shell Fund Reorganizations and for Acquiring Funds with March 31 fiscal year ends.

[14]	Exclude for Shell Fund Reorganizations.

[(j)          For each taxable year of its operations (including the taxable year that includes the Closing Date), the Acquiring Fund (i) has been, and will be, treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code, (ii) has met, and will meet, the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, (iii) has been eligible to compute and has computed its federal income tax under Section 852 of the Code, and (iv) has not been, and will not be, liable for any material income or excise tax under Section 852 or 4982 of the Code.  The Acquiring Fund has no earnings and profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply to the Acquiring Fund.]16

(k)          No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Trust, on behalf of the Acquiring Fund, of the transactions contemplated herein, except as may be required under the 1933 Act, the 1934 Act and the 1940 Act and by state securities laws.

[(l)          Neither the Acquiring Trust nor the Acquiring Fund is under the jurisdiction of a court in a “Title 11 or similar case” (within the meaning of Section 368(a)(3)(A) of the Code).]17

[(m)        All issued and outstanding shares of the Acquiring Fund are, and at the Closing will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Trust.  The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund shares, nor is there outstanding any security convertible into any Acquiring Fund shares.]18

[(n)         All issued and outstanding shares of the Acquiring Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, are registered under the laws of all jurisdictions in which registration is or was required, except as previously disclosed to the Corporation in writing.  Such registrations are, in all material respects, complete, current and have been continuously effective, and all fees required to be paid have been paid.  The Acquiring Trust’s registration statement under the 1933 Act is not subject to any “stop order,” and the Acquiring Trust is, and was, fully qualified to sell the shares of the Acquiring Fund in each jurisdiction in which such shares are being, or were, registered and sold.]19

[(o)         The Acquiring Fund (i) will elect to be taxed as a regulated investment company under Subchapter M of the Code, will qualify for the tax treatment afforded regulated investment companies under the Code for its taxable year that includes the Closing Date, and intends to continue to qualify for such treatment for its subsequent taxable years, (ii) will be eligible to compute its federal income tax under Section 852 of the Code for the taxable year that includes the Closing Date, and (iii) will be treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code for the taxable year that includes the Closing Date.  The Acquiring Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken, which action or failure could cause the Acquiring Fund to fail to qualify as a regulated investment company for its taxable year that includes the Closing Date.  The Acquiring Fund has no earnings and profits accumulated in any taxable year.]20

[15]	Exclude for Shell Fund Reorganizations.

[16]	Exclude for Shell Fund Reorganizations.

[17]	Exclude for Shell Fund Reorganizations.

[18]	Exclude for Shell Fund Reorganizations.

[19]	Exclude for Shell Fund Reorganizations.

(p)          The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Board of Trustees of the Acquiring Trust and, assuming the due authorization, execution and delivery of this Agreement by the Corporation, on behalf of the Target Fund, this Agreement constitutes a valid and legally binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement to the effect of bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

(q)          The Acquiring Fund Shares to be issued and delivered to the Target Fund, for the account of the Target Fund Shareholders, pursuant to the terms of this Agreement will, at the Closing, have been duly authorized and[, when so issued and delivered,]21 [will, after taking into account the redemption and cancellation of the Initial Share, constitute all of the issued and outstanding shares of the Acquiring Fund as of the time immediately after the Closing.  When so issued and delivered, such shares]22 will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable by the Acquiring Fund.

(r)          The information furnished by the Acquiring Trust for use in no-action letters, applications for orders, registration statements and proxy materials and other documents that may be necessary in connection with the Reorganization is accurate and complete in all material respects and complies in all material respects with applicable federal securities and other laws and regulations.

(s)          The Registration Statement, the Proxy Statement/Prospectus and statement of additional information contained therein, and the documents incorporated therein by reference, and any amendment or supplement thereto, insofar as they relate to the Acquiring Trust, the Acquiring Fund or Touchstone, each conform and will conform in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date.  Each of the Registration Statement, the Proxy Statement/Prospectus and statement of additional information contained therein, and the documents incorporated therein by reference, and any amendment or supplement thereto, insofar as they relate to the Acquiring Trust, the Acquiring Fund or Touchstone, do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, on the effective date of such Registration Statement; provided, however, that the Acquiring Trust makes no representations or warranties as to any information contained in the Registration Statement, Proxy Statement/Prospectus, statement of additional information or any documents incorporated therein by reference, and any amendment or supplement thereto, relating to the Corporation, the Target Fund or Sentinel included therein in reliance upon and in conformity with information furnished by or on behalf of the Corporation to the Acquiring Trust specifically for use in connection with the Registration Statement, Proxy Statement/Prospectus, statement of additional information and the documents incorporated therein by reference, and any amendment or supplement thereto.

(t)           No consideration other than the Acquiring Fund Shares (and the Acquiring Fund’s assumption of the Target Fund’s Liabilities) will be issued by the Acquiring Fund in exchange for the Target Fund’s Assets in the Reorganization.

[20]	Include for Shell Fund Reorganizations.

[21]	Exclude for Shell Fund Reorganizations.

[22]	Include for Shell Fund Reorganizations.

(u)          The Acquiring Fund does not directly or indirectly own, nor at the Closing will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any shares of the Target Fund.

[(v)         The Acquiring Fund was newly formed solely for the purpose of effecting the Reorganization.  As of the time immediately prior to the Closing, the Acquiring Fund has carried on no business activities, other than as necessary to facilitate the organization of the Acquiring Fund as a new series of the Acquiring Trust prior to its commencement of operations.  Except with respect to the consideration received in exchange for the issuance of the Initial Share, the Acquiring Fund has not owned any assets and will not own any assets prior to the Closing.]23

[(w)        As of the time immediately prior to the Closing, there will be no issued or outstanding securities issued by the Acquiring Fund, other than the Initial Share issued to the Sole Shareholder for the purpose set forth in paragraph 1.8 above.  The Initial Share will be redeemed and cancelled prior to the Closing.]24

ARTICLE V

 COVENANTS OF THE ACQUIRING TRUST AND THE CORPORATION

5.1          OPERATION [IN ORDINARY COURSE]25 [OF TARGET FUND]26.  [The Acquiring Trust and the Corporation each will operate the business of the Acquiring Fund and the Target Fund, respectively,]27 [The Corporation will operate the business of the Target Fund]28 in the ordinary course between the date of this Agreement and the Closing, it being understood that such ordinary course of business will include purchases and redemptions of shares, customary dividends and distributions and any other distributions necessary or desirable to avoid federal income or excise taxes.  Notwithstanding the foregoing sentence, the Corporation reserves the right of the Target Fund to make distributions to the Target Fund Shareholders on or before the Closing Date as contemplated in paragraph 8.6 below.

[5.2         OPERATION OF ACQUIRING FUND.  Prior to the Closing, the Acquiring Fund will not have any issued and outstanding securities or assets other than as contemplated by paragraph 1.8 above.  The Acquiring Fund was newly formed solely for the purpose of effecting the Reorganization and, prior to the Closing, the Acquiring Fund will have carried on no business activities, other than as necessary to facilitate the organization of the Acquiring Fund as a new series of the Acquiring Trust prior to its commencement of operations.]29

5.3          SHAREHOLDER MEETING.  The Corporation will call a meeting of the Target Fund’s shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.4          PROXY STATEMENT/PROSPECTUS AND REGISTRATION STATEMENT.  The Acquiring Trust and the Corporation will cooperate with each other in the preparation of the Acquiring Trust’s Registration Statement on Form N‑14 relating to the Reorganization, as amended or supplemented (the “Registration Statement”), including the Joint Proxy Statement/Prospectus contained therein (the “Proxy Statement/Prospectus”), and will cause the Registration Statement to be filed with the Commission in a form satisfactory to the Acquiring Trust and the Corporation and their respective counsel as promptly as practicable.  Upon effectiveness of the Registration Statement, the Corporation, with the assistance of Touchstone, will cause the Proxy Statement/Prospectus to be delivered to shareholders of the Target Fund entitled to vote on this Agreement and the transactions contemplated herein in accordance with the Corporation’s charter and Bylaws.  Each of the Acquiring Trust and the Corporation will provide the materials and information necessary to prepare the Registration Statement, for inclusion therein, in connection with the shareholder meeting of the Target Fund referred to in paragraph 5.3 above.  If at any time prior to the Closing, the Acquiring Trust or the Corporation becomes aware of any untrue statement of material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in light of the circumstances under which they were made, the party discovering the item will notify the other party and the parties will cooperate in promptly preparing, filing and clearing with the Commission and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item.

[23]	Include for Shell Fund Reorganizations.

[24]	Include for Shell Fund Reorganizations.

[25]	Exclude for Shell Fund Reorganizations.

[26]	Include for Shell Fund Reorganizations.

[27]	Exclude for Shell Fund Reorganizations.

[28]	Include for Shell Fund Reorganizations.

[29]	Include for Shell Fund Reorganizations.

5.5          INVESTMENT REPRESENTATION.  The Corporation, on behalf of the Target Fund, covenants that the Acquiring Fund Shares to be issued are not being acquired for the purpose of making any distribution other than in accordance with the terms of this Agreement.

5.6          ADDITIONAL INFORMATION.  The Corporation will assist the Acquiring Trust in obtaining such information as the Acquiring Trust reasonably requests concerning the beneficial ownership of the shares of the Target Fund.

5.7          FURTHER ACTION.  (a) Subject to the provisions of this Agreement, the Acquiring Trust, on behalf of the Acquiring Fund, and the Corporation, on behalf of the Target Fund, will each take, or cause to be taken, all action, and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the Reorganization, including any actions required to be taken after the Closing; (b) the Acquiring Trust, on behalf of the Acquiring Fund, agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date; and (c) as promptly as practicable, but in any case within 60 days after the Closing Date, the Corporation will furnish the Acquiring Trust, in such form as is reasonably satisfactory to the Acquiring Trust, a statement of the earnings and profits of the Target Fund for federal income tax purposes that will be carried over to the Acquiring Fund as a result of Section 381 of the Code, which statement will be certified by the Corporation’s President and Chief Executive Officer or Vice President and its Treasurer.

5.8          ACCESS TO RECORDS.  Upon reasonable notice, each party will make available to the other party for review any accounts, books, records or other documents (including but not limited to minute books, stock transfer ledgers, financial statements, tax returns and related work papers and letters from accountants and other similar records) required to be maintained by the parties with respect to the Acquiring Fund or the Target Fund, as applicable, pursuant to Section 31(a) of the 1940 Act and Rules 31a-1 to 31a-3 thereunder that are reasonably requested by such other party in connection with the Reorganization.

5.9          TAX STATUS OF REORGANIZATION.  It is the intention of the parties hereto that the transaction contemplated by this Agreement with respect to the Acquiring Fund and the Target Fund will qualify as a reorganization within the meaning of Section 368(a) of the Code.  None of the Acquiring Trust, the Acquiring Fund, the Corporation or the Target Fund will take any action or cause any action to be taken (including without limitation the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code.  At or prior to the Closing, the parties to this Agreement will take such reasonable action, or cause such action to be taken, as is reasonably necessary to enable Vedder Price P.C. to render the tax opinion contemplated in this Agreement.

ARTICLE VI

 CONDITIONS PRECEDENT TO OBLIGATIONS OF THE CORPORATION

The obligations of the Corporation, on behalf of the Target Fund, to consummate the transactions provided for herein will be subject, at its election, to the performance by the Acquiring Trust, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder at or before the Closing, and, in addition thereto, the following further conditions will be satisfied or, to the extent legally permissible, waived:

6.1          All representations and warranties of the Acquiring Trust contained in this Agreement will be true and correct in all material respects as of the date of this Agreement and as of the Closing Date with the same force and effect as if made at and as of the Closing.  The Acquiring Trust, on behalf of the Acquiring Fund, will have delivered to the Corporation, on behalf of the Target Fund, at the Closing a certificate executed in its name by its President or Vice President, in form and substance reasonably satisfactory to the Corporation and dated as of the Closing Date, to such effect and as to such other matters as the Corporation may reasonably request.

6.2          (a)          The Corporation, on behalf of the Target Fund, will have received an opinion of Vedder Price P.C., counsel to the Acquiring Trust, dated as of the Closing Date, in a form reasonably satisfactory to the Corporation, substantially to the effect that:

(A)         the execution and delivery of this Agreement by the Acquiring Trust, on behalf of the Acquiring Fund, did not, and the consummation by the Acquiring Trust, on behalf of the Acquiring Fund, of the transactions contemplated hereby will not, result in a material violation of the express terms of any material agreement or instrument known to such counsel to which the Acquiring Trust is a party or by which it or its property is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any such agreement, or any judgment or decree known to such counsel to which the Acquiring Trust is a party or by which it or its property is bound, under the express terms thereof;

(B)         to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States is required for the consummation by the Acquiring Trust, on behalf of the Acquiring Fund, of the transactions contemplated herein, except such as have been made or obtained;

(C)         the Acquiring Trust is registered with the Commission as an investment company under the 1940 Act, and, to the knowledge of such counsel, no order has been issued or proceeding instituted to suspend such registration; and

(D)         the Registration Statement has become effective under the 1933 Act, and, to the knowledge of such counsel, no order has been issued or proceeding instituted to suspend the effectiveness of such Registration Statement.

Insofar as the opinions expressed above relate to or are dependent upon matters that are governed by the laws of the [Commonwealth of Massachusetts/State of Delaware], Vedder Price P.C. may rely on the opinions of [•].

In rendering such opinion, counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement and in the certificates delivered pursuant to this Agreement, which counsel may treat as representations and warranties made to it, as well as on representations and warranties made in separate certificates of officers or trustees of the Acquiring Trust addressed to counsel.

Such opinion may contain such assumptions and limitations as may be, in the opinion of counsel, appropriate to render the opinions expressed.

(b)           The Corporation, on behalf of the Target Fund, will have received an opinion of [•], [Massachusetts/Delaware] counsel to the Acquiring Trust, dated as of the Closing Date, in a form reasonably satisfactory to the Corporation, substantially to the effect that:

(A)         [the Acquiring Trust is a voluntary association with transferable shares of the type commonly referred to as a “Massachusetts business trust” and is validly existing under the laws of the Commonwealth of Massachusetts, and the Acquiring Fund has the power under the Acquiring Trust’s Declaration of Trust and Massachusetts law applicable to business trusts to carry on its business as described in the Proxy Statement/Prospectus, and the Acquiring Fund has been established and designated as a series of the Acquiring Trust under the Acquiring Trust’s Declaration of Trust]30 [the Acquiring Trust is validly existing in good standing as a statutory trust under the Delaware Statutory Trust Act, 12 Del. C. § 3801, et seq. (the “Act”), and has the power and authority under its Declaration of Trust and the Act to execute, deliver and perform its obligations under this Agreement, and the Acquiring Fund has been established and designated as a series of the Acquiring Trust under the Acquiring Trust’s Declaration of Trust]31;

(B)         this Agreement has been duly authorized, executed and delivered by the Acquiring Trust, on behalf of the Acquiring Fund, and, assuming due authorization, execution and delivery of this Agreement by the Corporation, on behalf of the Target Fund, is a valid and legally binding obligation of the Acquiring Trust on behalf of the Acquiring Fund, enforceable against the Acquiring Fund in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium and other laws affecting the rights and remedies of creditors or secured parties generally and general principles of equity;

(C)         the execution and delivery of this Agreement by the Acquiring Trust, on behalf of the Acquiring Fund, did not, and the consummation by the Acquiring Trust, on behalf of the Acquiring Fund, of the transactions contemplated hereby will not, violate the Acquiring Trust’s Declaration of Trust or By-Laws;

(D)        to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the [Commonwealth of Massachusetts/State of Delaware] is required for the consummation by the Acquiring Trust, on behalf of the Acquiring Fund, of the transactions contemplated herein, except such as have been made or obtained, and except such as may be required under [Massachusetts/Delaware] securities laws about which such counsel expresses no opinion; and

(E)         the Acquiring Fund Shares to be issued and delivered by the Acquiring Trust pursuant to this Agreement have been duly authorized for issuance and, when issued and delivered as provided under this Agreement, will be validly issued, fully paid and non-assessable by the Acquiring Fund except that, as described in the Proxy Statement/Prospectus, shareholders of the Acquiring Fund may under certain circumstances be held personally liable for its obligations under [Massachusetts/Delaware] law and shareholders of the Acquiring Fund have no preemptive or other rights to subscribe for such shares under the Acquiring Trust’s Declaration of Trust or By-Laws.

In rendering such opinion, counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement and in the certificates delivered pursuant to this Agreement, which counsel may treat as representations and warranties made to it, as well as on representations and warranties made in separate certificates of officers or trustees of the Acquiring Trust addressed to counsel.

Such opinion may contain such assumptions and limitations as may be, in the opinion of counsel, appropriate to render the opinions expressed.

[30]	Include for Massachusetts Acquiring Funds.

[31]	Include for Delaware Acquiring Funds.

ARTICLE VII

 CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING TRUST

The obligations of the Acquiring Trust, on behalf of the Acquiring Fund, to consummate the transactions provided for herein will be subject, at its election, to the performance by the Corporation, on behalf of the Target Fund, of all the obligations to be performed by it hereunder at or before the Closing and, in addition thereto, the following conditions will be satisfied or, to the extent legally permissible, waived:

7.1          All representations and warranties of the Corporation contained in this Agreement will be true and correct in all material respects as of the date of this Agreement and as of the Closing Date with the same force and effect as if made at and as of the Closing.  The Corporation, on behalf of the Target Fund, will have delivered to the Acquiring Trust, on behalf of the Acquiring Fund, at the Closing a certificate executed in its name by the Corporation’s President and Chief Executive Officer or Vice President, in form and substance satisfactory to the Acquiring Trust and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Trust may reasonably request.

7.2          The Corporation will have delivered to the Acquiring Trust an unaudited statement of the Target Fund’s assets and liabilities, together with a list of the Target Fund’s portfolio securities and other investments showing the tax basis of such securities and other investments by lot and the holding periods of such securities and other investments, as of the Valuation Time, certified by the Vice President and Treasurer or Assistant Treasurer of the Corporation.

7.3          (a)           The Acquiring Trust, on behalf of the Acquiring Fund, will have received an opinion of Sidley Austin LLP, counsel to the Corporation, dated as of the Closing Date, in a form reasonably satisfactory to the Acquiring Trust, substantially to the effect that:

(A)         the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a material violation of the express terms of any material agreement or instrument known to such counsel to which the Corporation is a party or by which it or its property is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any such agreement, or any judgment or decree known to such counsel to which the Corporation is a party or by which it or its property is bound, under the express terms thereof;

(B)         to the knowledge of such counsel without investigation, there is no legal, administrative or governmental proceeding, investigation, order, decree or judgment of any court or governmental body, only insofar as they relate to the Corporation or its assets or properties, pending or overtly threatened in writing on or before the effective date of the Registration Statement or the Closing Date that is required to be described in the Registration Statement or to be filed as an exhibit to the Registration Statement that is not described or filed as required;

(C)         to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States is required for the consummation by the Corporation, on behalf of the Target Fund, of the transactions contemplated herein, except such as have been made or obtained; and

(D)         the Corporation is registered with the Commission as an investment company under the 1940 Act, and, to the knowledge of such counsel, no order has been issued or proceeding instituted to suspend such registration.

In rendering such opinion, counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement and in the certificates delivered pursuant to this Agreement, which counsel may treat as representations and warranties made to it, as well as on representations and warranties made in separate certificates of officers or directors of the Corporation addressed to counsel.

Such opinion may contain such assumptions and limitations as may be, in the opinion of counsel, appropriate to render the opinions expressed.

(b)           The Acquiring Trust, on behalf of the Acquiring Fund, will have received an opinion of [•], Maryland counsel to the Corporation, dated as of the Closing Date, in a form reasonably satisfactory to the Acquiring Trust, substantially to the effect that:

(A)         this Agreement has been duly authorized, executed and delivered by the Corporation, on behalf of the Target Fund;

(B)         the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Corporation’s charter or Bylaws or result in a material violation of the express terms of any material agreement or instrument known to such counsel to which the Corporation is a party or by which it or its property is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any such agreement, or any judgment or decree known to such counsel to which the Corporation is a party or by which it or its property is bound, under the express terms thereof;

(C)         the Corporation is a corporation duly incorporated and validly existing under the laws of the State of Maryland and has the power to carry on its business as a registered investment company as described in its current prospectus, and the Target Fund is a separate series of common stock of the Corporation; and

(D)         to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the State of Maryland is required for the consummation by the Corporation, on behalf of the Target Fund, of the transactions contemplated herein, except such as have been made or obtained.

In rendering such opinion, counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement and in the certificates delivered pursuant to this Agreement, which counsel may treat as representations and warranties made to it, as well as on representations and warranties made in separate certificates of officers or directors of the Corporation addressed to counsel.

Such opinion may contain such assumptions and limitations as may be, in the opinion of counsel, appropriate to render the opinions expressed.

(c)           The Acquiring Trust, on behalf of the Acquiring Fund, will have received an opinion of [•] dated as of the Closing Date, in a form reasonably satisfactory to the Acquiring Trust, substantially to the effect that, assuming due authorization, execution and delivery of this Agreement by the Acquiring Trust, on behalf of the Acquiring Fund, this Agreement is a valid and legally binding obligation of the Corporation, on behalf of the Target Fund, enforceable against the Corporation, with respect to the Target Fund, in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium and other laws affecting the rights and remedies of creditors or secured parties generally and general principles of equity.

In rendering such opinion, counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement and in the certificates delivered pursuant to this Agreement, which counsel may treat as representations and warranties made to it, as well as on representations and warranties made in separate certificates of officers or directors of the Corporation addressed to counsel.

Such opinion may contain such assumptions and limitations as may be, in the opinion of counsel, appropriate to render the opinion expressed.

7.4          The contracts of the Corporation and the Target Fund set forth on Schedule 7.4 hereto will have been terminated at or prior to the Closing with respect to the Target Fund, and the Acquiring Fund will have received written evidence of such termination and assurance that no claims for damages (liquidated or otherwise) will arise as a result of such termination.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF
 THE ACQUIRING TRUST AND THE CORPORATION

If any of the conditions set forth below do not exist on or before the Closing with respect to the Corporation or the Acquiring Trust, the other party may, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1          The closing conditions to the Purchase Agreement dated as of April 18, 2017 by and among Sentinel, Touchstone and Fort Washington Investment Advisors, Inc. will have been satisfied or, to the extent legally permissible, waived by the parties thereto.

8.2          This Agreement and the transactions contemplated herein will have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund in accordance with the provisions of the Corporation’s charter and Bylaws and the 1940 Act.  Notwithstanding anything in this Agreement to the contrary, neither the Corporation nor the Acquiring Trust may waive the condition set forth in this paragraph 8.2.

8.3          On the Closing Date, the Commission will not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding will be pending or, to either party’s knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the Reorganization.

8.4          All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any “no-action” positions of and exemptive orders from such federal and state authorities) deemed necessary by the Acquiring Trust or the Corporation to permit consummation of the Reorganization and the transactions contemplated by this Agreement will have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund, provided that either party may for itself waive any of such conditions.

8.5          The Registration Statement will have become effective under the 1933 Act, and no stop orders suspending the effectiveness of the Registration Statement will have been issued and, to the best knowledge of the parties, no investigation or proceeding for that purpose will have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.6          [Prior to the Valuation Time, the Corporation, with respect to the Target Fund, will have declared and paid a dividend or dividends that, together with all previous such dividends, will have the effect of distributing to the Target Fund’s shareholders all of the Target Fund’s investment company taxable income (within the meaning of Section 852(b)(2) of the Code) for all taxable years or periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), the excess of the Target Fund’s interest income excludable from gross income under Section 103(a) of the Code over its disallowed deductions under Sections 265 and 171(a)(2) of the Code for all taxable years or periods ending on or before the Closing Date, and all of the Target Fund’s net capital gain (as defined in Section 1222(11) of the Code) realized in all taxable years or periods ending on or before the Closing Date (after reduction for any available capital loss carryforward and excluding any net capital gain on which the Target Fund paid tax under Section 852(b)(3)(A) of the Code).]32 [If and to the extent that the Board of Directors of the Corporation deems it advisable for federal income tax purposes, the Target Fund may declare, and if it does so, pay, a dividend or dividends that, together with all previous such dividends, will have the effect of distributing to the Target Fund’s shareholders all of the Target Fund’s investment company taxable income (within the meaning of Section 852(b)(2) of the Code) for all years or periods up to and including the Closing Date (computed without regard to any deduction for dividends paid), the excess of the Target Fund’s interest income excludable from gross income under Section 103(a) of the Code over its disallowed deductions under Sections 265 and 171(a)(2) of the Code for all years or periods up to and including the Closing Date, and all of the Target Fund’s net capital gain (as defined in Section 1222(11) of the Code) realized in all years or periods up to and including the Closing Date (after reduction for any available capital loss carryforward and excluding any net capital gain on which the Target Fund paid tax under Section 852(b)(3)(A) of the Code).]33

[32]	Exclude for Shell Fund Reorganizations.

8.7          For a period beginning at the Closing Date and ending no less than six years thereafter, Sentinel will have arranged for the provision of directors and officers errors and omissions insurance that is substantially similar in scope to the current coverage (“Insurance”) covering the current and former directors and officers of the Corporation, with respect to the Target Fund, with respect to “Wrongful Acts” (as defined under the Insurance) committed on or prior to the Closing Date.

8.8          Each of the Acquiring Trust and the Corporation will have received an opinion of Vedder Price P.C. substantially to the effect that, for federal income tax purposes:

(a)           The transfer by the Target Fund of its Assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Target Fund’s Liabilities, immediately followed by the pro rata, by class, distribution of all the Acquiring Fund Shares so received by the Target Fund to the Target Fund Shareholders in complete liquidation of the Target Fund and the termination of the Target Fund as soon as practicable thereafter, will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Target Fund will each be “a party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

(b)           No gain or loss will be recognized by the Acquiring Fund upon the receipt of the Assets of the Target Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Target Fund’s Liabilities.

(c)           No gain or loss will be recognized by the Target Fund upon the transfer of its Assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Target Fund’s Liabilities or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares so received to the Target Fund Shareholders solely in exchange for such shareholders’ shares of the Target Fund in complete liquidation of the Target Fund.

(d)           No gain or loss will be recognized by the Target Fund Shareholders upon the exchange, pursuant to the Reorganization, of all their shares of the Target Fund solely for Acquiring Fund Shares.

(e)           The aggregate basis of the Acquiring Fund Shares received by each Target Fund Shareholder pursuant to the Reorganization will be the same as the aggregate basis of the shares of the Target Fund exchanged therefor by such shareholder.

(f)           The holding period of the Acquiring Fund Shares received by each Target Fund Shareholder in the Reorganization will include the period during which the shares of the Target Fund exchanged therefor were held by such shareholder, provided such shares of the Target Fund were held as capital assets at the effective time of the Reorganization.

(g)           The basis of the Assets of the Target Fund received by the Acquiring Fund will be the same as the basis of such assets in the hands of the Target Fund immediately before the effective time of the Reorganization.

(h)           The holding period of the Assets of the Target Fund received by the Acquiring Fund will include the period during which such assets were held by the Target Fund.

[33]	Include for Shell Fund Reorganizations.

No opinion will be expressed as to (1) the effect of the Reorganization on the Acquiring Fund, the Target Fund or any Target Fund Shareholder with respect to any asset (including without limitation any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized for federal income tax purposes (a) at the end of a taxable year or upon the termination thereof, or (b) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Such opinion will be based on customary assumptions and limitations and such representations, without independent verification, as Vedder Price P.C. may reasonably request of the Target Fund and the Acquiring Fund, as well as the representations and warranties made in this Agreement, which counsel may treat as representations and warranties made to it.  The Acquiring Trust, on behalf of the Acquiring Fund, and the Corporation, on behalf of the Target Fund, will cooperate to make and certify the accuracy of such representations.

ARTICLE IX

 EXPENSES

9.1          Except as otherwise provided, all expenses of the Reorganization incurred by the Acquiring Trust, with respect to the Acquiring Fund, and the Corporation, with respect to the Target Fund, whether incurred before or after the date of this Agreement, will be borne by Touchstone, Sentinel and/or their respective affiliates as agreed to by such parties.  Such expenses include, without limitation, (a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (b) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement; (c) postage; (d) printing; (e) accounting fees; and (f) legal fees.  The Acquiring Fund will bear the registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in each state in which the shareholders of the Target Fund are residents.

9.2          Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another party if such expenses would result in the disqualification of the Acquiring Fund or the Target Fund, as the case may be, as a regulated investment company within the meaning of Section 851 of the Code.

ARTICLE X

 TERMINATION

10.1          This Agreement may be terminated by the mutual agreement of the Acquiring Trust, on behalf of the Acquiring Fund, and the Corporation, on behalf of the Target Fund.  In addition, either the Acquiring Trust, on behalf of the Acquiring Fund, or the Corporation, on behalf of the Target Fund, may at its option terminate this Agreement at or prior to the Closing because:

(a)           of a breach by the other of any representation, warranty or agreement contained in this Agreement to be performed at or prior to the Closing, if not cured within 30 days; or

(b)           a condition in this Agreement expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

10.2          In the event of any such termination, there will be no liability for damages on the part of the Acquiring Fund, the Acquiring Trust, the Target Fund, the Corporation, the trustees or officers of the Acquiring Trust or the directors or officers of the Corporation, to the other party, but Touchstone and Sentinel will bear the expenses incurred by each of them incidental to the preparation and carrying out of this Agreement as provided in paragraph 9.1.

ARTICLE XI

 AMENDMENTS

11.1         This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquiring Trust and the Corporation.

ARTICLE XII

HEADINGS; COUNTERPARTS; ENTIRE AGREEMENT; GOVERNING LAW;
 ASSIGNMENT; LIMITATION OF LIABILITY

12.1         The Article and paragraph headings contained in this Agreement are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement.

12.2         This Agreement may be executed in any number of counterparts, each of which will be deemed an original.

12.3         The Acquiring Trust, on behalf of the Acquiring Fund, and the Corporation, on behalf of the Target Fund, agree that neither party has made any representation, warranty or covenant not set forth in this Agreement and that this Agreement constitutes the entire agreement between the parties.

12.4        The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement will not survive the consummation of the Reorganization, with the exception of those representations, warranties and covenants that by their express terms require performance following the Closing.

12.5         This Agreement will be governed by and construed in accordance with the laws of the [Commonwealth of Massachusetts/State of Delaware], without giving effect to the conflicts of laws provisions of that state; provided that, in the case of any conflict between those laws and the federal securities laws, the latter will govern.

12.6         This Agreement will bind and inure to the benefit of the Acquiring Trust, on behalf of the Acquiring Fund, and the Corporation, on behalf of the Target Fund, and their respective successors and assigns, but no assignment or transfer of any rights or obligations under this Agreement will be made by the Acquiring Trust or the Corporation without the written consent of the other party.  Nothing in this Agreement expressed or implied is intended or will be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and permitted assigns, any rights or remedies under or by reason of this Agreement.

12.7         It is understood and agreed that the use of a single agreement is for administrative convenience only and that this Agreement constitutes a separate agreement between the Acquiring Trust, on behalf of each Acquiring Fund, and the Corporation, on behalf of the corresponding Target Fund, as if each party had executed a separate document.  No Fund will have any liability for the obligations of any other Fund, and the liabilities of each Fund will be several and not joint.

12.8         [With respect to the Acquiring Trust, the names used in this Agreement refer to the Acquiring Trust and the Acquiring Fund and, the trustees, as trustees but not individually or personally, acting under the Restated Agreement and Declaration of Trust, as amended, which is filed with the Secretary of the Commonwealth of Massachusetts and also on file at the principal office of the Acquiring Trust.  The obligations of the Acquiring Trust entered into in the name or on behalf of any of the trustees, representatives or agents of the Acquiring Trust are made not individually, but in such capacities, and are not binding upon any of the trustees, shareholders or representatives of the Acquiring Trust personally, but bind only the property of the Acquiring Fund, and all persons dealing with the Acquiring Fund must look solely to property belonging to the Acquiring Fund for the enforcement of any claims against the Acquiring Fund.]34 [The Acquiring Trust is a Delaware statutory trust organized in series of which the Acquiring Fund constitutes one such series, and the Acquiring Trust is executing this Agreement with respect to the Acquiring Fund only.  Pursuant to the Declaration of Trust of the Acquiring Trust and Section 3804(a) of the Act, there is a limitation on liabilities of each series such that (a) the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Acquiring Fund are enforceable against the assets of the Acquiring Fund only, and not against the assets of the Acquiring Trust generally or the assets of any other series thereof and (b) none of the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Acquiring Trust generally or any other series thereof are enforceable against the assets of the Acquiring Fund.]35

[34]	Include for Massachusetts Acquiring Funds.
[35]	Include for Delaware Acquiring Funds.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, all as of the date first written above.

[TOUCHSTONE STRATEGIC TRUST/TOUCHSTONE FUNDS GROUP TRUST], on behalf of each of its separate series set forth on Exhibit A

By:
Name:
Title:

SENTINEL GROUP FUNDS, INC.,
on behalf of each of its separate series set forth on Exhibit A

By:
Name:
Title:

For purposes of paragraph 9.1 only:

TOUCHSTONE ADVISORS, INC.

By:
Name:
Title:

By:
Name:
Title:

For purposes of paragraphs 8.7 and 9.1 only:

SENTINEL ASSET MANAGEMENT, INC.

By:
Name:
Title:

EXHIBIT A

The following table sets forth (i) each Target Fund and its classes of shares and (ii) the corresponding Acquiring Fund and its corresponding classes of shares:

Target Fund, each a series of the Corporation, and its classes of shares	Acquiring Fund, each a series of the Acquiring Trust, and its classes of shares
[FUND]	[FUND]
[CLASS]	[CLASS]
[CLASS]	[CLASS]
[CLASS]	[CLASS]
[FUND]	[FUND]
[CLASS]	[CLASS]
[CLASS]	[CLASS]
[CLASS]	[CLASS]
[FUND]	[FUND]
[CLASS]	[CLASS]
[CLASS]	[CLASS]
[CLASS]	[CLASS]

SCHEDULE 1.3

Excluded Liabilities

Notwithstanding any provision of the Agreement to the contrary, in connection with the consummation of the Reorganization, the Acquiring Fund will not assume the following liabilities of the Target Fund:

•	Any undischarged obligations to the directors of the Corporation under the directors’ deferred compensation plan.
•
Any liabilities, costs or charges relating to fee waiver and expense reimbursement arrangements between the Corporation, on behalf of the Target Fund, and Sentinel (including any recoupment by Sentinel or its affiliates of any fees or expenses of the Target Fund previously waived or reimbursed).

•
Any liabilities or penalties resulting from the termination of material contracts or other commitments of the Corporation or the Target Fund, including without limitation the contracts set forth on Schedule 7.4.

SCHEDULE 7.4

Contracts

•
Amended and Restated Investment Advisory Agreement, dated as of April 4, 2008, by and between Sentinel Group Funds, Inc. and Sentinel Asset Management, Inc. (as successor to Sentinel Advisors Company), as amended.

•
Amended and Restated Investment Advisory Agreement, dated as of August 15, 2007, by and between Sentinel Group Funds, Inc. and Sentinel Asset Management, Inc. (as successor to Sentinel Advisors Company) related to the Multi-Asset Income Fund (f/k/a Conservative Allocation Fund).

•	Fee Waiver/Expense Reimbursement Agreement dated as of March 30, 2017, by and between Sentinel Group Fund’s Inc. and the Total Return Bond Fund.
•	Fee Waiver/Expense Reimbursement Agreement dated as of March 30, 2017, by and between Sentinel Group Funds Inc. and Sentinel Asset Management, Inc. (A & I Shares).
•	Fee Waiver/Expense Reimbursement Agreement dated as of March 30, 2017, by and between Sentinel Group Funds Inc. and Sentinel Asset Management, Inc. (R Shares).
•	Custody Agreement, dated as of October 1, 2000, by and between State Street Bank and Trust Company, Sentinel Group Funds, Inc. and Sentinel Variable Products Trust, as amended.
•	Distribution Agreement, dated as of March 1, 1993, by and between Sentinel Group Funds, Inc. and Sentinel Financial Services Company.
•	Securities Lending Authorization Agreement, dated as of March 21, 2006, between Sentinel Group Funds Inc., Sentinel Variable Products Trust and State Street Bank and Trust Company, as amended.
•	Amended and Restated Committed Line of Credit, dated as of December 17, 2015, by and between Sentinel Group Funds, Inc. and State Street Bank and Trust Company.
•
Transfer Agency and Service Agreement, dated as of December 1, 2014, by and between Sentinel Group Funds, Inc. and Boston Financial Data Services, Inc. including information technology services provided by DST Systems, Inc.

•	Amended and Restated Administration Agreement, dated as of December 1, 2014, between Sentinel Group Funds, Inc. and Sentinel Administrative Services, Inc.
•
Client Agreement, dated as of March 4, 2011, between Sentinel Group Funds, Inc. and J.P. Morgan Securities, LLC (as successor to J.P. Morgan Futures Inc.), as amended., including the Cleared Derivatives Addendum, dated as of February 7, 2014.

•	Administrative Services Agreement dated October 19, 2012 by and among Morgan Stanley Smith Barney LLC, Sentinel Group Funds, Inc. and Sentinel Administrative Services, Inc.
•	Marketing and Import Agreement by and among Intuit Inc. and Sentinel Group Funds, Inc. dated April 22, 2008.
•	Investing Fund Agreement dated April 1, 2015, between Sentinel Group Funds, Inc. and SPDR Series Trust.
•	Participation Agreement dated March 31, 2015 among Sentinel Group Funds, Inc. and iShares Trust.
•	Investing Fund Agreement dated March 23, 2015, between Sentinel Group Funds, Inc. and Market Vectors ETF Trust.
•
Purchasing Fund Agreement dated, between PowerShares Exchange- Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust and Sentinel Group Funds, Inc.

•
Second Amended and Restated CCO Cost Sharing Agreement dated as of December 9, 2004, amended and restated as of November 26, 2007 and amended and restated December 6, 2016 by and among Sentinel Group Funds, Inc. and Sentinel Variable Products Trust, Sentinel Asset Management, Inc., and National Life Insurance Company, on behalf of its federally registered variable insurance products separate accounts.

•
Retirement Plan Custodial Services Agreement dated April 1, 2007 by and among Sentinel Group Funds, Inc. and State Street Bank and Trust, as amended November 1, 2009, including updated fee schedule dated May 5, 2014 (as assigned to UMB Bank on October 7, 2016).

•	Administrative Services Agreement dated February 1, 2016 by and among Mullin TBG Insurance Agency Services, LLC and Sentinel Group Funds, Inc.
•	Ernst & Young, Tax Agent in India for Sentinel Group Funds, Inc.
•	Sentinel Group Funds Deferred Compensation Plan for Directors – in effect prior to 2005.
•	Sentinel Group Funds Deferred Compensation Plan for Directors – in effect January 1, 2005.
•	Class A Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, as amended through March 15, 2007.
•	Class C Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, as amended through March 15, 2007.

•	Class S Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, as amended through March 15, 2007.
•	Class R3 Distribution Plan pursuant to Rule 12b-1 under the 1940, dated December 23, 2014.

EXHIBIT B:  FUNDAMENTAL INVESTMENT LIMITATIONS

All of the investment policies noted in the tables below are fundamental investment limitations that cannot be changed without the consent of the holders of a majority of the outstanding shares of the applicable Fund.  The term “majority of the outstanding shares” means the vote of (i) 67% or more of a Fund’s shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of a Fund’s outstanding shares, whichever is less.

REORGANIZATION OF THE SENTINEL GOVERNMENT SECURITIES FUND INTO THE TOUCHSTONE ACTIVE BOND FUND

The fundamental investment limitations of the Sentinel Government Securities Fund and the Touchstone Active Bond Fund are set forth in the table below.

	Sentinel Government Securities Fund (Target Fund)(1)	Touchstone Active Bond Fund (Acquiring Fund)(2)
Borrowing Money	The Fund may not borrow money.	The Fund may not engage in borrowing except as permitted by the 1940 Act, any rule, regulation, or order under the 1940 Act or any SEC staff interpretation of the 1940 Act.
Senior Securities	The Fund may not issue senior securities.	The Fund may not issue senior securities except as permitted by the 1940 Act, any rule, regulation, or order under the 1940 Act or any SEC staff interpretation of the 1940 Act.
Underwriting	The Fund may not underwrite securities of other issuers, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting.
The Fund may not underwrite securities issued by other persons, except to the extent that, in connection with the sale or disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws or in connection with investments in other investment companies.

Concentration of Investments	The Fund may not concentrate its investments in a particular industry, as the term “concentrate” is used in the 1940 Act.(3)
The Fund may not purchase the securities of an issuer (other than securities issued or guaranteed by the United States government, its agencies or its instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.

Real Estate
The Fund may not purchase or sell real estate, except that the Fund may, to the extent permitted by applicable law, purchase, hold and sell securities or other instruments that are directly or indirectly secured by, or linked to, real estate or interests therein, securities of real estate investment trusts, mortgage-related securities and securities of companies that invest in real estate or interests therein, and the Fund may purchase, hold and sell real estate as a result of the ownership of securities or other instruments.

The Fund may not purchase or sell real estate except that the Fund may (1) hold and sell real estate acquired as a result of the Fund’s ownership of securities or other instruments (2) purchase or sell securities or other instruments backed by real estate or interests in real estate and (3) purchase or sell securities of entities or investment vehicles, including real estate investment trusts that invest, deal or otherwise engage in transactions in real estate or interests in real estate.

	Sentinel Government Securities Fund (Target Fund)(1)	Touchstone Active Bond Fund (Acquiring Fund)(2)
Commodities	The Fund may not purchase or sell commodities or commodity contracts.
The Fund may not purchase or sell physical commodities except that the Fund may (1) hold and sell physical commodities acquired as a result of the Fund’s ownership of securities or other instruments, (2) purchase or sell securities or other instruments backed by physical commodities, (3) purchase or sell options, and (4) purchase or sell futures contracts.

Loans
The Fund may not make loans, provided that this limitation does not affect the ability of the Fund to lend securities, to enter into repurchase agreements or to acquire debt obligations, including without limitation, debt securities, loans, loan participations and assignments, and other forms of debt instruments.

The Fund may not make loans to other persons except that the Fund may (1) engage in repurchase agreements, (2) lend portfolio securities, (3) purchase debt securities, (4) purchase commercial paper, and (5) enter into any other lending arrangement permitted by the 1940 Act, any rule, regulation, or order under the 1940 Act or any SEC staff interpretation of the 1940 Act.

Diversification	The Fund does not have a fundamental investment limitation concerning diversification.
The Fund may not purchase securities of an issuer that would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules, or regulations or any exemption, as such statute, rules, or regulations may be amended or interpreted from time to time.

(1)
The Target Fund may not, except as permitted by the 1940 Act and the rules and regulations thereunder, or interpretations or exemptive or other relief from the SEC, SEC staff or other authority of competent jurisdiction engage in investment activities that are inconsistent with these fundamental investment limitations.

(2)
Several of the Acquiring Fund’s fundamental investment limitations include the defined term “1940 Act Laws, Interpretations and Exemptions.” This term means the 1940 Act and the rules and regulations promulgated thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the SEC and any exemptive order or similar relief applicable to an Acquiring Fund.

(3)
For purposes of the Target Fund’s fundamental policies, “industry” is based on the Standard & Poor’s and Morgan Stanley Capital International’s Global Industry Classification Standards (“GICS”). Holdings in pooled investment vehicles, such as exchange-traded funds, or other securities that are not classified by GICS will be classified as the Target Funds’ investment advisor deems reasonable based on the primary characteristics of the security.

REORGANIZATION OF THE SENTINEL TOTAL RETURN BOND FUND INTO THE TOUCHSTONE ACTIVE BOND FUND

The fundamental investment limitations of the Sentinel Total Return Bond Fund and the Touchstone Active Bond Fund are set forth in the table below.

	Sentinel Total Return Bond Fund (Target Fund)(1)	Touchstone Active Bond Fund (Acquiring Fund)(2)
Borrowing Money	The Fund may not borrow money.	The Fund may not engage in borrowing except as permitted by the 1940 Act, any rule, regulation, or order under the 1940 Act or any SEC staff interpretation of the 1940 Act.
Senior Securities	The Fund may not issue senior securities.	The Fund may not issue senior securities except as permitted by the 1940 Act, any rule, regulation, or order under the 1940 Act or any SEC staff interpretation of the 1940 Act.
Underwriting	The Fund may not underwrite securities of other issuers, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting.
The Fund may not underwrite securities issued by other persons, except to the extent that, in connection with the sale or disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws or in connection with investments in other investment companies.

Concentration of Investments	The Fund may not concentrate its investments in a particular industry, as the term “concentrate” is used in the 1940 Act.(3)
The Fund may not purchase the securities of an issuer (other than securities issued or guaranteed by the United States government, its agencies or its instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.

Real Estate
The Fund may not purchase or sell real estate, except that the Fund may, to the extent permitted by applicable law, purchase, hold and sell securities or other instruments that are directly or indirectly secured by, or linked to, real estate or interests therein, securities of real estate investment trusts, mortgage-related securities and securities of companies that invest in real estate or interests therein, and the Fund may purchase, hold and sell real estate as a result of the ownership of securities or other instruments.

The Fund may not purchase or sell real estate except that the Fund may (1) hold and sell real estate acquired as a result of the Fund’s ownership of securities or other instruments (2) purchase or sell securities or other instruments backed by real estate or interests in real estate and (3) purchase or sell securities of entities or investment vehicles, including real estate investment trusts that invest, deal or otherwise engage in transactions in real estate or interests in real estate.

	Sentinel Total Return Bond Fund (Target Fund)(1)	Touchstone Active Bond Fund (Acquiring Fund)(2)
Commodities	The Fund may not purchase or sell commodities or commodity contracts.
The Fund may not purchase or sell physical commodities except that the Fund may (1) hold and sell physical commodities acquired as a result of the Fund’s ownership of securities or other instruments, (2) purchase or sell securities or other instruments backed by physical commodities, (3) purchase or sell options, and (4) purchase or sell futures contracts.

Loans
The Fund may not make loans, provided that this limitation does not affect the ability of the Fund to lend securities, to enter into repurchase agreements or to acquire debt obligations, including without limitation, debt securities, loans, loan participations and assignments, and other forms of debt instruments.

The Fund may not make loans to other persons except that the Fund may (1) engage in repurchase agreements, (2) lend portfolio securities, (3) purchase debt securities, (4) purchase commercial paper, and (5) enter into any other lending arrangement permitted by the 1940 Act, any rule, regulation, or order under the 1940 Act or any SEC staff interpretation of the 1940 Act.

Diversification	The Fund does not have a fundamental investment limitation concerning diversification.
The Fund may not purchase securities of an issuer that would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules, or regulations or any exemption, as such statute, rules, or regulations may be amended or interpreted from time to time.

(1)
The Target Fund may not, except as permitted by the 1940 Act and the rules and regulations thereunder, or interpretations or exemptive or other relief from the SEC, SEC staff or other authority of competent jurisdiction engage in investment activities that are inconsistent with these fundamental investment limitations.

(2)
Several of the Acquiring Fund’s fundamental investment limitations include the defined term “1940 Act Laws, Interpretations and Exemptions.” This term means the 1940 Act and the rules and regulations promulgated thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the SEC and any exemptive order or similar relief applicable to an Acquiring Fund.

(3)
For purposes of the Target Fund’s fundamental policies, “industry” is based on the Standard & Poor’s and Morgan Stanley Capital International’s Global Industry Classification Standards (“GICS”). Holdings in pooled investment vehicles, such as exchange-traded funds, or other securities that are not classified by GICS will be classified as the Target Funds’ investment advisor deems reasonable based on the primary characteristics of the security.

REORGANIZATION OF THE SENTINEL LOW DURATION BOND FUND INTO THE TOUCHSTONE ULTRA SHORT DURATION FIXED INCOME FUND

The fundamental investment limitations of the Sentinel Low Duration Bond Fund and the Touchstone Ultra Short Duration Fixed Income Fund are set forth in the table below.

	Sentinel Low Duration Bond Fund (Target Fund)(1)	Touchstone Ultra Short Duration Fixed Income Fund (Acquiring Fund)(2)
Borrowing Money	The Fund may not borrow money.
The Fund may not borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate the Fund to purchase securities or require a fund to segregate assets are not considered to be borrowings; asset coverage of at least 300% is required for all borrowings, except where the Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets; the Fund will not purchase securities while its borrowings exceed 5% of its total assets.

Senior Securities	The Fund may not issue senior securities.	The Fund may not issue senior securities as defined in the 1940 Act except as permitted by rule, regulation, or order of the SEC.
Underwriting	The Fund may not underwrite securities of other issuers, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting.	The Fund may not act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.
Concentration of Investments	The Fund may not concentrate its investments in a particular industry, as the term “concentrate” is used in the 1940 Act.(3)	The Fund may not invest more than 25% of the Fund’s assets in securities issued by companies in a single industry or related group of industries.
Real Estate
The Fund may not purchase or sell real estate, except that the Fund may, to the extent permitted by applicable law, purchase, hold and sell securities or other instruments that are directly or indirectly secured by, or linked to, real estate or interests therein, securities of real estate investment trusts, mortgage-related securities and securities of companies that invest in real estate or interests therein, and the Fund may purchase, hold and sell real estate as a result of the ownership of securities or other instruments.
The Fund may not purchase or sell real estate, except that the Fund may purchase marketable securities issued by companies which own or invest in real estate (including REITs).

	Sentinel Low Duration Bond Fund (Target Fund)(1)	Touchstone Ultra Short Duration Fixed Income Fund (Acquiring Fund)(2)
Commodities	The Fund may not purchase or sell commodities or commodity contracts.
The Fund may not purchase or sell physical commodities or commodities contracts, except that the Fund may purchase (i) commodities or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

Loans
The Fund may not make loans, provided that this limitation does not affect the ability of the Fund to lend securities, to enter into repurchase agreements or to acquire debt obligations, including without limitation, debt securities, loans, loan participations and assignments, and other forms of debt instruments.

The Fund may not make loans to other persons except through the lending of its portfolio securities, provided that this limitation does not apply to the purchase of debt securities and loan participations or engaging in direct corporate loans or repurchase agreements in accordance with its investment objectives and policies; the loans cannot exceed 33 1/3% of the Fund’s assets; the Fund may also make loans to other investment companies to the extent permitted by the 1940 Act or any exemptions which may be granted to the Fund by the SEC; for example, at a minimum, the Fund will not make any such loans unless all requirements regarding common control and ownership of Fund shares are met.

Diversification	The Fund does not have a fundamental investment limitation concerning diversification.
The Fund may not, with respect to 75% of the Fund’s assets:  (i) purchase securities of any issuer (except securities issued or guaranteed by the United States government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.

Other	—	The Fund may not invest in interests in oil, gas, or other mineral exploration or development programs and oil, gas, or mineral leases.

(1)
The Target Fund may not, except as permitted by the 1940 Act and the rules and regulations thereunder, or interpretations or exemptive or other relief from the SEC, SEC staff or other authority of competent jurisdiction engage in investment activities that are inconsistent with these fundamental investment limitations.

(2)
Several of the Acquiring Fund’s fundamental investment limitations include the defined term “1940 Act Laws, Interpretations and Exemptions.” This term means the 1940 Act and the rules and regulations promulgated thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the SEC and any exemptive order or similar relief applicable to an Acquiring Fund.

(3)
For purposes of the Target Fund’s fundamental policies, “industry” is based on the Standard & Poor’s and Morgan Stanley Capital International’s Global Industry Classification Standards (“GICS”). Holdings in pooled investment vehicles, such as exchange-traded funds, or other securities that are not classified by GICS will be classified as the Target Funds’ investment advisor deems reasonable based on the primary characteristics of the security.

REORGANIZATION OF THE SENTINEL MULTI-ASSET INCOME FUND INTO THE TOUCHSTONE FLEXIBLE INCOME FUND

The fundamental investment limitations of the Sentinel Multi-Asset Income Fund and the Touchstone Flexible Income Fund are set forth in the table below.

	Sentinel Multi-Asset Income Fund (Target Fund)(1)	Touchstone Flexible Income Fund (Acquiring Fund)(2)
Borrowing Money	The Fund may not borrow money.	The Fund may not engage in borrowing except as permitted by the Investment Company Act of 1940, any rule, regulation, or order under the Act or any SEC staff interpretation of the Act.
Senior Securities	The Fund may not issue senior securities.	The Fund may not issue senior securities except as permitted by the Investment Company Act of 1940, any rule, regulation or order under the Act or any SEC staff interpretation of the Act.
Underwriting	The Fund may not underwrite securities of other issuers, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting.
The Fund may not underwrite securities issued by other persons, except to the extent that, in connection with the sale or disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws or in connection with investments in other investment companies.

Concentration of Investments	The Fund may not concentrate its investments in a particular industry, as the term “concentrate” is used in the 1940 Act.(3)
The Fund may not purchase the securities of an issuer (other than securities issued or guaranteed by the United States Government, its agencies or its instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.

Real Estate
The Fund may not purchase or sell real estate, except that the Fund may, to the extent permitted by applicable law, purchase, hold and sell securities or other instruments that are directly or indirectly secured by, or linked to, real estate or interests therein, securities of real estate investment trusts, mortgage-related securities and securities of companies that invest in real estate or interests therein, and the Fund may purchase, hold and sell real estate as a result of the ownership of securities or other instruments.

The Fund may not purchase or sell real estate except that the Fund may (1) hold and sell real estate acquired as a result of the Fund’s ownership of securities or other instruments (2) purchase or sell securities or other instruments backed by real estate or interests in real estate and (3) purchase or sell securities of entities or investment vehicles, including real estate investment trusts that invest, deal or otherwise engage in transactions in real estate or interests in real estate.

	Sentinel Multi-Asset Income Fund (Target Fund)(1)	Touchstone Flexible Income Fund (Acquiring Fund)(2)
Commodities	The Fund may not purchase or sell commodities or commodity contracts.
The Fund may not purchase or sell physical commodities except that the Fund may (1) hold and sell physical commodities acquired as a result of the Fund’s ownership of securities or other instruments, (2) purchase or sell securities or other instruments backed by physical commodities, (3) purchase or sell options, and (4) purchase or sell futures contracts.

Loans
The Fund may not make loans, provided that this limitation does not affect the ability of the Fund to lend securities, to enter into repurchase agreements or to acquire debt obligations, including without limitation, debt securities, loans, loan participations and assignments, and other forms of debt instruments.

The Fund may not make loans to other persons except that the Fund may (1) engage in repurchase agreements, (2) lend portfolio securities, (3) purchase debt securities, (4) purchase commercial paper, and (5) enter into any other lending arrangement permitted by the Investment Company Act of 1940, any rule, regulation or order under the Act or any SEC staff interpretation of the Act.

Diversification	The Fund does not have a fundamental investment limitation concerning diversification.
The Fund may not purchase securities of an issuer that would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(1)
The Target Fund may not, except as permitted by the 1940 Act and the rules and regulations thereunder, or interpretations or exemptive or other relief from the SEC, SEC staff or other authority of competent jurisdiction engage in investment activities that are inconsistent with these fundamental investment limitations.

(2)
Several of the Acquiring Fund’s fundamental investment limitations include the defined term “1940 Act Laws, Interpretations and Exemptions.” This term means the 1940 Act and the rules and regulations promulgated thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the SEC and any exemptive order or similar relief applicable to an Acquiring Fund.

(3)
For purposes of the Target Fund’s fundamental policies, “industry” is based on the Standard & Poor’s and Morgan Stanley Capital International’s Global Industry Classification Standards (“GICS”). Holdings in pooled investment vehicles, such as exchange-traded funds, or other securities that are not classified by GICS will be classified as the Target Funds’ investment advisor deems reasonable based on the primary characteristics of the security.

REORGANIZATION OF THE SENTINEL SUSTAINABLE CORE OPPORTUNITIES FUND INTO THE TOUCHSTONE SUSTAINABILITY AND IMPACT EQUITY FUND

The fundamental investment limitations of the Sentinel Sustainable Core Opportunities Fund and the Touchstone Sustainability and Impact Equity Fund are set forth in the table below.

	Sentinel Sustainable Core Opportunities Fund (Target Fund)(1)	Touchstone Sustainability and Impact Equity Fund (Acquiring Fund)(2)
Borrowing Money	The Fund may not borrow money.	The Fund may not engage in borrowing except as permitted by the Investment Company Act of 1940, any rule, regulation, or order under the Act or any SEC staff interpretation of the Act.
Senior Securities	The Fund may not issue senior securities.	The Fund may not issue senior securities except as permitted by the Investment Company Act of 1940, any rule, regulation or order under the Act or any SEC staff interpretation of the Act.
Underwriting	The Fund may not underwrite securities of other issuers, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting.
The Fund may not underwrite securities issued by other persons, except to the extent that, in connection with the sale or disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws or in connection with investments in other investment companies.

Concentration of Investments	The Fund may not concentrate its investments in a particular industry, as the term “concentrate” is used in the 1940 Act.(3)
The Fund may not purchase the securities of an issuer (other than securities issued or guaranteed by the United States Government, its agencies or its instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry.

Real Estate
The Fund may not purchase or sell real estate, except that the Fund may, to the extent permitted by applicable law, purchase, hold and sell securities or other instruments that are directly or indirectly secured by, or linked to, real estate or interests therein, securities of real estate investment trusts, mortgage-related securities and securities of companies that invest in real estate or interests therein, and the Fund may purchase, hold and sell real estate as a result of the ownership of securities or other instruments.

The Fund may not purchase or sell real estate except that the Fund may (1) hold and sell real estate acquired as a result of the Fund’s ownership of securities or other instruments (2) purchase or sell securities or other instruments backed by real estate or interests in real estate and (3) purchase or sell securities of entities or investment vehicles, including real estate investment trusts that invest, deal or otherwise engage in transactions in real estate or interests in real estate.

	Sentinel Sustainable Core Opportunities Fund (Target Fund)(1)	Touchstone Sustainability and Impact Equity Fund (Acquiring Fund)(2)
Commodities	The Fund may not purchase or sell commodities or commodity contracts.
The Fund may not purchase or sell physical commodities except that the Fund may (1) hold and sell physical commodities acquired as a result of the Fund’s ownership of securities or other instruments, (2) purchase or sell securities or other instruments backed by physical commodities, (3) purchase or sell options, and (4) purchase or sell futures contracts.

Loans
The Fund may not make loans, provided that this limitation does not affect the ability of the Fund to lend securities, to enter into repurchase agreements or to acquire debt obligations, including without limitation, debt securities, loans, loan participations and assignments, and other forms of debt instruments.

The Fund may not make loans to other persons except that the Fund may (1) engage in repurchase agreements, (2) lend portfolio securities, (3) purchase debt securities, (4) purchase commercial paper, and (5) enter into any other lending arrangement permitted by the Investment Company Act of 1940, any rule, regulation or order under the Act or any SEC staff interpretation of the Act.

Diversification	The Fund does not have a fundamental investment limitation concerning diversification.
The Fund may not purchase securities of an issuer that would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

(1)
The Target Fund may not, except as permitted by the 1940 Act and the rules and regulations thereunder, or interpretations or exemptive or other relief from the SEC, SEC staff or other authority of competent jurisdiction engage in investment activities that are inconsistent with these fundamental investment limitations.

(2)
Several of the Acquiring Fund’s fundamental investment limitations include the defined term “1940 Act Laws, Interpretations and Exemptions.” This term means the 1940 Act and the rules and regulations promulgated thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the SEC and any exemptive order or similar relief applicable to an Acquiring Fund.

(3)
For purposes of the Target Fund’s fundamental policies, “industry” is based on the Standard & Poor’s and Morgan Stanley Capital International’s Global Industry Classification Standards (“GICS”). Holdings in pooled investment vehicles, such as exchange-traded funds, or other securities that are not classified by GICS will be classified as the Target Funds’ investment advisor deems reasonable based on the primary characteristics of the security.

REORGANIZATION OF THE SENTINEL BALANCED FUND INTO THE TOUCHSTONE BALANCED FUND

The fundamental investment limitations of the Sentinel Balanced Fund and the Touchstone Balanced Fund are set forth in the table below.

	Sentinel Balanced Fund (Target Fund)(1)	Touchstone Balanced Fund (Acquiring Fund)(2)
Borrowing Money	The Fund may not borrow money.	The Fund may not borrow money, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.
Senior Securities	The Fund may not issue senior securities.	The Fund may not issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.
Underwriting	The Fund may not underwrite securities of other issuers, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting.
The Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered an underwriter under the Securities Act of 1933, as amended.

Concentration of Investments	The Fund may not concentrate its investments in a particular industry, as the term “concentrate” is used in the 1940 Act.(3)
The Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Fund’s investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) tax-exempt obligations issued by governments or political subdivisions of governments or (iii) repurchase agreements collateralized by such obligations.

Real Estate
The Fund may not purchase or sell real estate, except that the Fund may, to the extent permitted by applicable law, purchase, hold and sell securities or other instruments that are directly or indirectly secured by, or linked to, real estate or interests therein, securities of real estate investment trusts, mortgage-related securities and securities of companies that invest in real estate or interests therein, and the Fund may purchase, hold and sell real estate as a result of the ownership of securities or other instruments.

The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

	Sentinel Balanced Fund (Target Fund)(1)	Touchstone Balanced Fund (Acquiring Fund)(2)
Commodities	The Fund may not purchase or sell commodities or commodity contracts.
The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

Loans
The Fund may not make loans, provided that this limitation does not affect the ability of the Fund to lend securities, to enter into repurchase agreements or to acquire debt obligations, including without limitation, debt securities, loans, loan participations and assignments, and other forms of debt instruments.

The Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering repurchase agreements, lending portfolio securities or investing in loans, including assignments and participation interests.

Diversification	The Fund does not have a fundamental investment limitation concerning diversification.	The Fund does not have a fundamental investment limitation concerning diversification.

(1)
The Target Fund may not, except as permitted by the 1940 Act and the rules and regulations thereunder, or interpretations or exemptive or other relief from the SEC, SEC staff or other authority of competent jurisdiction engage in investment activities that are inconsistent with these fundamental investment limitations.

(2)
Several of the Acquiring Fund’s fundamental investment limitations include the defined term “1940 Act Laws, Interpretations and Exemptions.” This term means the 1940 Act and the rules and regulations promulgated thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the SEC and any exemptive order or similar relief applicable to an Acquiring Fund.

(3)
For purposes of the Target Fund’s fundamental policies, “industry” is based on the Standard & Poor’s and Morgan Stanley Capital International’s Global Industry Classification Standards (“GICS”). Holdings in pooled investment vehicles, such as exchange-traded funds, or other securities that are not classified by GICS will be classified as the Target Funds’ investment advisor deems reasonable based on the primary characteristics of the security.

REORGANIZATION OF THE SENTINEL COMMON STOCK FUND INTO THE TOUCHSTONE LARGE CAP FOCUSED FUND

The fundamental investment limitations of the Sentinel Common Stock Fund and the Touchstone Large Cap Focused Fund are set forth in the table below.

	Sentinel Common Stock Fund (Target Fund)(1)	Touchstone Large Cap Focused Fund (Acquiring Fund)(2)
Borrowing Money	The Fund may not borrow money.	The Fund may not borrow money, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.
Senior Securities	The Fund may not issue senior securities.	The Fund may not issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.
Underwriting	The Fund may not underwrite securities of other issuers, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting.
The Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered an underwriter under the Securities Act of 1933, as amended.

Concentration of Investments	The Fund may not concentrate its investments in a particular industry, as the term “concentrate” is used in the 1940 Act.(3)
The Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Fund’s investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) tax-exempt obligations issued by governments or political subdivisions of governments or (iii) repurchase agreements collateralized by such obligations.

Real Estate
The Fund may not purchase or sell real estate, except that the Fund may, to the extent permitted by applicable law, purchase, hold and sell securities or other instruments that are directly or indirectly secured by, or linked to, real estate or interests therein, securities of real estate investment trusts, mortgage-related securities and securities of companies that invest in real estate or interests therein, and the Fund may purchase, hold and sell real estate as a result of the ownership of securities or other instruments.

The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

	Sentinel Common Stock Fund (Target Fund)(1)	Touchstone Large Cap Focused Fund (Acquiring Fund)(2)
Commodities	The Fund may not purchase or sell commodities or commodity contracts.
The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

Loans
The Fund may not make loans, provided that this limitation does not affect the ability of the Fund to lend securities, to enter into repurchase agreements or to acquire debt obligations, including without limitation, debt securities, loans, loan participations and assignments, and other forms of debt instruments.

The Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering repurchase agreements, lending portfolio securities or investing in loans, including assignments and participation interests.

Diversification	The Fund does not have a fundamental investment limitation concerning diversification.	The Fund does not have a fundamental investment limitation concerning diversification.

(1)
The Target Fund may not, except as permitted by the 1940 Act and the rules and regulations thereunder, or interpretations or exemptive or other relief from the SEC, SEC staff or other authority of competent jurisdiction engage in investment activities that are inconsistent with these fundamental investment limitations.

(2)
Several of the Acquiring Fund’s fundamental investment limitations include the defined term “1940 Act Laws, Interpretations and Exemptions.” This term means the 1940 Act and the rules and regulations promulgated thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the SEC and any exemptive order or similar relief applicable to an Acquiring Fund.

(3)
For purposes of the Target Fund’s fundamental policies, “industry” is based on the Standard & Poor’s and Morgan Stanley Capital International’s Global Industry Classification Standards (“GICS”). Holdings in pooled investment vehicles, such as exchange-traded funds, or other securities that are not classified by GICS will be classified as the Target Funds’ investment advisor deems reasonable based on the primary characteristics of the security.

REORGANIZATION OF THE SENTINEL INTERNATIONAL EQUITY FUND INTO THE TOUCHSTONE INTERNATIONAL EQUITY FUND

The fundamental investment limitations of the Sentinel International Equity Fund and the Touchstone International Equity Fund are set forth in the table below.

	Sentinel International Equity Fund (Target Fund)(1)	Touchstone International Equity Fund (Acquiring Fund)(2)
Borrowing Money	The Fund may not borrow money.	The Fund may not borrow money, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.
Senior Securities	The Fund may not issue senior securities.	The Fund may not issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.
Underwriting	The Fund may not underwrite securities of other issuers, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting.
The Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered an underwriter under the Securities Act of 1933, as amended.

Concentration of Investments	The Fund may not concentrate its investments in a particular industry, as the term “concentrate” is used in the 1940 Act.(3)
The Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Fund’s investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) tax-exempt obligations issued by governments or political subdivisions of governments or (iii) repurchase agreements collateralized by such obligations.

Real Estate
The Fund may not purchase or sell real estate, except that the Fund may, to the extent permitted by applicable law, purchase, hold and sell securities or other instruments that are directly or indirectly secured by, or linked to, real estate or interests therein, securities of real estate investment trusts, mortgage-related securities and securities of companies that invest in real estate or interests therein, and the Fund may purchase, hold and sell real estate as a result of the ownership of securities or other instruments.

The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

	Sentinel International Equity Fund (Target Fund)(1)	Touchstone International Equity Fund (Acquiring Fund)(2)
Commodities	The Fund may not purchase or sell commodities or commodity contracts.
The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

Loans
The Fund may not make loans, provided that this limitation does not affect the ability of the Fund to lend securities, to enter into repurchase agreements or to acquire debt obligations, including without limitation, debt securities, loans, loan participations and assignments, and other forms of debt instruments.

The Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering repurchase agreements, lending portfolio securities or investing in loans, including assignments and participation interests.

Diversification	The Fund does not have a fundamental investment limitation concerning diversification.
The Fund is a “diversified company” as defined in the 1940 Act. This means that the Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from purchasing the securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.

(1)
The Target Fund may not, except as permitted by the 1940 Act and the rules and regulations thereunder, or interpretations or exemptive or other relief from the SEC, SEC staff or other authority of competent jurisdiction engage in investment activities that are inconsistent with these fundamental investment limitations.

(2)
Several of the Acquiring Fund’s fundamental investment limitations include the defined term “1940 Act Laws, Interpretations and Exemptions.” This term means the 1940 Act and the rules and regulations promulgated thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the SEC and any exemptive order or similar relief applicable to an Acquiring Fund.

(3)
For purposes of the Target Fund’s fundamental policies, “industry” is based on the Standard & Poor’s and Morgan Stanley Capital International’s Global Industry Classification Standards (“GICS”). Holdings in pooled investment vehicles, such as exchange-traded funds, or other securities that are not classified by GICS will be classified as the Target Funds’ investment advisor deems reasonable based on the primary characteristics of the security.

REORGANIZATION OF THE SENTINEL SMALL COMPANY FUND INTO THE TOUCHSTONE SMALL COMPANY FUND

The fundamental investment limitations of the Sentinel Small Company Fund and the Touchstone Small Company Fund are set forth in the table below.

	Sentinel Small Company Fund (Target Fund)(1)	Touchstone Small Company Fund (Acquiring Fund)(2)
Borrowing Money	The Fund may not borrow money.	The Fund may not borrow money, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.
Senior Securities	The Fund may not issue senior securities.	The Fund may not issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.
Underwriting	The Fund may not underwrite securities of other issuers, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting.
The Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered an underwriter under the Securities Act of 1933, as amended.

Concentration of Investments	The Fund may not concentrate its investments in a particular industry, as the term “concentrate” is used in the 1940 Act.(3)
The Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Fund’s investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (ii) tax-exempt obligations issued by governments or political subdivisions of governments or (iii) repurchase agreements collateralized by such obligations.

Real Estate
The Fund may not purchase or sell real estate, except that the Fund may, to the extent permitted by applicable law, purchase, hold and sell securities or other instruments that are directly or indirectly secured by, or linked to, real estate or interests therein, securities of real estate investment trusts, mortgage-related securities and securities of companies that invest in real estate or interests therein, and the Fund may purchase, hold and sell real estate as a result of the ownership of securities or other instruments.

The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

	Sentinel Small Company Fund (Target Fund)(1)	Touchstone Small Company Fund (Acquiring Fund)(2)
Commodities	The Fund may not purchase or sell commodities or commodity contracts.
The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

Loans
The Fund may not make loans, provided that this limitation does not affect the ability of the Fund to lend securities, to enter into repurchase agreements or to acquire debt obligations, including without limitation, debt securities, loans, loan participations and assignments, and other forms of debt instruments.

The Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering repurchase agreements, lending portfolio securities or investing in loans, including assignments and participation interests.

Diversification	The Fund does not have a fundamental investment limitation concerning diversification.
The Fund is a “diversified company” as defined in the 1940 Act. This means that the Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from purchasing the securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.

(1)
The Target Fund may not, except as permitted by the 1940 Act and the rules and regulations thereunder, or interpretations or exemptive or other relief from the SEC, SEC staff or other authority of competent jurisdiction engage in investment activities that are inconsistent with these fundamental investment limitations.

(2)
Several of the Acquiring Fund’s fundamental investment limitations include the defined term “1940 Act Laws, Interpretations and Exemptions.” This term means the 1940 Act and the rules and regulations promulgated thereunder, as such statutes, rules and regulations are amended from time to time or are interpreted from time to time by the staff of the SEC and any exemptive order or similar relief applicable to an Acquiring Fund.

(3)
For purposes of the Target Fund’s fundamental policies, “industry” is based on the Standard & Poor’s and Morgan Stanley Capital International’s Global Industry Classification Standards (“GICS”). Holdings in pooled investment vehicles, such as exchange-traded funds, or other securities that are not classified by GICS will be classified as the Target Funds’ investment advisor deems reasonable based on the primary characteristics of the security.

EXHIBIT C:  CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The shareholders of each Target Fund at the close of business on the Record Date will be entitled to be present and vote at the Special Meeting with respect to shares of the Target Funds owned as of the Record Date.  As of the Record Date, the total number of shares of each class of the Target Funds outstanding and entitled to vote and the corresponding number of votes was as set forth in the table below.  As of the Record Date, there were no Class T shareholders of any Target Fund.

Target Fund and Share Class	Number of Shares	Net Asset Value/Number of Votes
Sentinel Government Securities Fund
Class A	14,022,089.807	136,660,418.515
Class C	1,548,865.362	15,116,925.933
Class I	2,182,487.787	21,301,080.801
Total	17,733,445.210	173,078,425.250
Sentinel Total Return Bond Fund
Class A	5,410,466.995	56,647,589.438
Class C	1,906,710.209	19,886,987.480
Class I	14,763,261.869	154,718,984.387
Class R3	59,626.674	624,291.277
Class R6	59,830.272	627,021.251
Total	22,199,896.019	232,504,873.832
Sentinel Low Duration Bond Fund
Class A	10,123,763.643	85,950,753.329
Class I	2,080,503.837	17,705,087.653
Class S	22,303,483.767	189,802,646.857
Total	34,507,751.247	293,458,487.839
Sentinel Multi-Asset Income Fund
Class A	9,022,192.459	112,867,627.662
Class C	7,268,941.580	90,352,943.839
Class I	5,393,455.428	67,256,389.187
Total	21,684,589.467	270,476,960.689
Sentinel Sustainable Core Opportunities Fund
Class A	15,400,324.550	358,509,632.261
Class I	1,246,129.313	29,122,042.045
Total	16,646,027.606	387,631,674.306

Target Fund and Share Class	Number of Shares	Net Asset Value/Number of Votes
Sentinel Balanced Fund
Class A	12,951,708.253	274,317,180.799
Class C	2,227,434.451	47,288,433.395
Class I	1,011,476.231	21,301,689.425
Total	16,190,618.935	342,907,303.618
Sentinel Common Stock Fund
Class A	30,603,929.465	1,366,159,411.318
Class C	1,950,350.544	82,967,912.142
Class I	12,675,540.426	565,582,613.808
Class R6	841,044.352	37,586,272.091
Total	46,070,864.787	2,052,296,209.358
Sentinel International Equity Fund
Class A	7,057,005.297	130,695,738.100
Class C	410,092.933	7,172,525.398
Class I	3,542,075.741	64,890,827.575
Total	11,009,173.971	202,759,091.074
Sentinel Small Company Fund
Class A	131,012,070.981	678,642,527.682
Class C	33,719,623.488	108,914,383.866
Class I	61,586,764.412	344,885,880.707
Class R6	7,988,329.566	42,018,613.517
Total	234,306,788.447	1,174,461,405.772

As of the Record Date, the Officers and Directors of the Sentinel Funds owned less than 1% of any class of any Target Fund.  As of the Record Date, the Officers and Trustees of the Touchstone Funds owned less than 1% of any class of any Acquiring Fund that is an Operating Fund.  For each Fund, the following tables set forth the percentage of ownership of each person who, as of the Record Date, owns of record, or is known by the Fund to own of record or beneficially, 5% or more of the indicated class of shares of the Fund. The tables also set forth the estimated percentage of shares of each class of a Fund that would have been owned by such parties assuming the Fund’s Reorganization(s) had occurred on the Record Date.  A shareholder who owns beneficially 25% or more of the outstanding securities of a Fund is presumed to “control” the Fund as defined in the 1940 Act and may be able to determine the outcome of a shareholder meeting.  Such control may affect the voting rights of other shareholders.

Target Fund and Share Class	Name and Address	Number of Shares	Percentage of Ownership of Class of Target Fund before the Reorganization	Percentage of Ownership of Class of the Acquiring Fund after the Reorganization
Sentinel Government Securities Fund
Class A
	MERRILL LYNCH PIERCE FENNER FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN PHYSICAL TEAM 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	862,617.004	6.15%	5.24%
Class C
	UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	99,707.332	6.44%	4.87%
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ATTN: COURTNEY WALLER 880 CARILLON PKWY SAINT PETERSBURG FL 33716-1102	109,153.181	7.05%	5.33%
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 23RD FLOOR JERSEY CITY NJ 07311	173,696.541	11.21	8.48%
	PERSHING LLC1 PERSHING PLZ JERSEY CITY NJ 07399-0002	187,743.600	12.12%	9.16%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	215,065.103	13.89%	10.49%
	MERRILL LYNCH PIERCE FENNERFOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN PHYSICAL TEAM 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	217,844.008	14.06%	10.63%
Class I
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	171,370.961	7.85%	1.75%
	UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	1,242,736.509	56.94%	12.68%

Target Fund and Share Class	Name and Address	Number of Shares	Percentage of Ownership of Class of Target Fund before the Reorganization	Percentage of Ownership of Class of the Acquiring Fund after the Reorganization
Sentinel Total Return Bond Fund
Class A
	UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	394,653.532	7.29%	5.14%
	CHARLES SCHWAB & CO., INC. ATTN: MUTUAL FUND OPS 211 MAIN ST SAN FRANCISCO CA 94105-1905	556,440.324	10.28%	7.24%
	PERSHING LLC1 PERSHING PLZ JERSEY CITY NJ 07399-0002	760,650.116	14.06%	9.90%
Class C
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS 211 MAIN ST SAN FRANCISCO CA 94105-1901	107,641.196	5.65%	4.53%
	UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	140,842.223	7.39%	5.93%
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 23RD FLOOR JERSEY CITY NJ 07311	197,349.917	10.35%	8.31%
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ATTN: COURTNEY WALLER 880 CARILLON PKWY SAINT PETERSBURG FL 33716-1102	246,931.914	12.95%	10.40%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	288,657.014	15.14%	12.15%
	PERSHING LLC1 PERSHING PLZ JERSEY CITY NJ 07399-0002	327,308.159	17.17%	13.78%

Target Fund and Share Class	Name and Address	Number of Shares	Percentage of Ownership of Class of Target Fund before the Reorganization	Percentage of Ownership of Class of the Acquiring Fund after the Reorganization
Class I
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 23RD FLOOR JERSEY CITY NJ 07311	899,110.132	6.09%	4.11%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS DEPT 211 MAIN STREET SAN FRANCISCO CA 94105-1905	1,274,862.443	8.64%	5.83%
	UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	1,717,013.345	11.63%	7.86%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	1,970,199.648	13.35%	9.01%
	NATIONAL LIFE INSURANCE CO SEPARATE ACCOUNT II ATTN NANCY LECLERC INVESTMENT ACCT G DEPT 1 NATIONAL LIFE DRIVE MONTPELIER VT 05602-3377	2,683,986.977	18.18%	12.28%
Class R3
	LIFE INSURANCE COMPANY OF THE SOUTHWEST ATTN JENNIFER GOCHEY M415 1 NATIONAL LIFE DR MONTPELIER VT 05604-1000	59,626.674	100.00%	2.56%
Class R6
	LIFE INSURANCE COMPANY OF THE SOUTHWEST ATTN JENNIFER GOCHEY M415 1 NATIONAL LIFE DR MONTPELIER VT 05604-1000	59,830.272	100.00%	0.84%
Sentinel Low Duration Bond Fund
Class A
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 23RD FLOOR JERSEY CITY NJ 07311	650,838.984	6.43%	5.71%
	PERSHING LLC1 PERSHING PLZ JERSEY CITY NJ 07399-0002	658,246.377	6.50%	5.78%

Target Fund and Share Class	Name and Address	Number of Shares	Percentage of Ownership of Class of Target Fund before the Reorganization	Percentage of Ownership of Class of the Acquiring Fund after the Reorganization
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	788,950.142	7.79%	6.92%
Class I
	CHARLES SCHWAB & CO INC REINVEST ACCOUNT ATTN MUTUAL FUNDS DEPT 211 MAIN STREET SAN FRANCISCO CA 94105-1905	139,415.835	6.70%	0.48%
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 23RD FLOOR JERSEY CITY NJ 07311	210,855.547	10.13%	0.73%
	UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	342,801.312	16.48%	1.19%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	364,084.793	17.50%	1.26%
	LIFE INSURANCE COMPANY OF THE SOUTHWEST ATTN JENNIFER GOCHEY M415 1 NATIONAL LIFE DR MONTPELIER VT 05604-1000	540,553.564	25.98%	1.87%
Class S
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS 211 MAIN ST SAN FRANCISCO CA 94105-1901	1,133,401.432	5.08%	5.08%
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ATTN: COURTNEY WALLER 880 CARILLON PKWY SAINT PETERSBURG FL 33716-1102	1,203,449.082	5.40%	5.40%
	PERSHING LLC1 PERSHING PLZ JERSEY CITY NJ 07399-0002	1,231,197.012	5.52%	5.52%
	UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	2,094.339.592	9.39%	9.39%

Target Fund and Share Class	Name and Address	Number of Shares	Percentage of Ownership of Class of Target Fund before the Reorganization	Percentage of Ownership of Class of the Acquiring Fund after the Reorganization
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	5,929,725.439	26.59%	26.59%
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 23RD FLOOR JERSEY CITY NJ 07311	6,651,408.624	29.82%	29.82%
Sentinel Multi-Asset Income Fund
Class A
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	522,284.340	5.79%	3.94%
	PERSHING LLC1 PERSHING PLZJERSEY CITY NJ 07399-0002	699,067.254	7.75%	5.28%
	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	375,253.991	5.16%	3.22%
	PERSHING LLC1 PERSHING PLZ JERSEY CITY NJ 07399-0002	523,552.255	7.20%	4.49%
Class C
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 23RD FLOOR JERSEY CITY NJ 07311	931,463.146	12.81%	7.99%
	MERRILL LYNCH PIERCE FENNERFOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN PHYSICAL TEAM 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	992,784.028	13.66%	8.51%
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ATTN: COURTNEY WALLER 880 CARILLON PKWY SAINT PETERSBURG FL 33716-1102	1,029,698.519	14.17%	8.83%

Target Fund and Share Class	Name and Address	Number of Shares	Percentage of Ownership of Class of Target Fund before the Reorganization	Percentage of Ownership of Class of the Acquiring Fund after the Reorganization
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	1,062,386.242	14.62%	9.11%
Class I
	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	343,139.509	6.36%	0.75%
	UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	397,431.997	7.37%	0.87%
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 23RD FLOOR JERSEY CITY NJ 07311	482,314.894	8.94%	1.06%
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ATTN: COURTNEY WALLER 880 CARILLON PKWY SAINT PETERSBURG FL 33716-1102	538,294.341	9.98%	1.18%
	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF IT CUST ATTN PHYSICAL TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	1,074,158.381	19.92%	2.35%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	1,195,152.054	22.16%	2.62%
Sentinel Sustainable Core Opportunities Fund
Class A
	NONE
Class I
	RBC CAPITAL MARKETS, LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 510 MARQUETTE AVE S MINNEAPOLIS MN 55402-1110	66,480.114	0.43%	0.24%

Target Fund and Share Class	Name and Address	Number of Shares	Percentage of Ownership of Class of Target Fund before the Reorganization	Percentage of Ownership of Class of the Acquiring Fund after the Reorganization
	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	69,421.063	0.45%	0.25%
	UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	89,074.053	0.58%	0.32%
	NLV FINANCIAL ATTN: JENNIFER GOCHEY 1 NATIONAL LIFE DR MONTPELIER VT 05602-3377	95,798.190	0.62%	0.35%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	112,960.824	0.73%	0.41%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	118,113.685	0.77%	0.43%
Sentinel Balanced Fund
Class A
	NONE
Class C
	UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFS I 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	123,275.180	5.53%	5.53%
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 23RD FLOOR JERSEY CITY NJ 07311	174,787.588	7.85%	7.85%
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ATTN: COURTNEY WALLER 880 CARILLON PKWY SAINT PETERSBURG FL 33716-1102	180,700.847	8.11%	8.11%
	PERSHING LLC1 PERSHING PLZ JERSEY CITY NJ 07399-0002	282,270.506	12.67%	12.67%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	320,560.964	14.39%	14.39%

Target Fund and Share Class	Name and Address	Number of Shares	Percentage of Ownership of Class of Target Fund before the Reorganization	Percentage of Ownership of Class of the Acquiring Fund after the Reorganization
Class I
	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	61,708.374	5.91%	5.91%
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 23RD FLOOR JERSEY CITY NJ 07311	61,700.217	5.91%	5.91%
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ATTN: COURTNEY WALLER 880 CARILLON PKWY SAINT PETERSBURG FL 33716-1102	78,564.549	7.52%	7.52%
	LIFE INSURANCE COMPANY OF THE SOUTHWEST ATTN JENNIFER GOCHEY M4151 NATIONAL LIFE DR MONTPELIER VT 05604-1000	85,439.312	8.18%	8.18%
	ASCENSUS TRUST COMPANY FBOWESTMONT GROUP EMPLOYEES' 401(K) P.O. BOX 10758 FARGO ND 58106-0758	94,168.076	9.02%	9.02%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	170,117.183	16.29%	16.29%
Sentinel Common Stock Fund
Class A
	NONE
Class C
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 23RD FLOOR JERSEY CITY NJ 07311	148,971.654	7.64%	7.64%
	PERSHING LLC1 PERSHING PLZ JERSEY CITY NJ 07399-0002	420,196.419	21.54%	21.54%
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ATTN: COURTNEY WALLER 880 CARILLON PKWY SAINT PETERSBURG FL 33716-1102	474,884.520	24.35%	24.35%

Target Fund and Share Class	Name and Address	Number of Shares	Percentage of Ownership of Class of Target Fund before the Reorganization	Percentage of Ownership of Class of the Acquiring Fund after the Reorganization
Class I
	STANDARD INSURANCE COMPANY 1100 SW 6TH AVE ATTN SEP ACCT P11D PORTLAND OR 97204-1093	639,670.733	5.05%	5.05%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 211 MAIN ST SAN FRANCISCO CA 94105-1905	733,959.536	5.79%	5.79%
	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF IT CUST ATTN PHYSICAL TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	902,341.794	7.12%	7.12%
	MARIL & CO FBO 5A M&I TRUST CO NA ATTN MUTUAL FUNDS 11270 W PARK PL STE 400 MILWAUKEE WI 53224-3638	1,089,325.806	8.59%	8.59%
	NFS LLC FEBO FIIOC AS AGENT FOR QUALIFIED EMPLOYEE BENEFIT PLANS 401K FINOPS-IC FUNDS 100 MAGELLAN WAY KW1C COVINGTON KY 41015-1987	3,342,688.198	26.37%	26.37%
Class R6
	JOHN HANCOCK TRUST COMPANY LLC 690 CANTON ST SUITE 100 WESTWOOD MA 02090-2324	48,688.073	5.79%	5.79%
	NFS LLC FEBO FIIOC AS AGENT FOR QUALIFIED EMPLOYEE BENEFIT PLANS (401K) FINOPS-IC FUNDS 100 MAGELLAN COVINGTON KY 41015-1987	746,484.164	88.76%	88.76%
Sentinel International Equity Fund
Class A
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS MUTUAL FUNDS DEPT 211 MAIN ST SAN FRANCISCO CA 94105-1905	521,772.540	7.39%	7.39%

Target Fund and Share Class	Name and Address	Number of Shares	Percentage of Ownership of Class of Target Fund before the Reorganization	Percentage of Ownership of Class of the Acquiring Fund after the Reorganization
Class C
	PERSHING LLC1 PERSHING PLZ JERSEY CITY NJ 07399-0002	21,822.200	5.32%	5.32%
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ATTN: COURTNEY WALLER 880 CARILLON PKWY SAINT PETERSBURG FL 33716-1102	33,418.883	8.15%	8.15%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	37,543.324	9.15%	9.15%
Class I
	NATIONWIDE TRUST COMPANY FSB C/O IPO PORTFOLIO ACCOUNTING ONE NATIONWIDE PLAZA 1-07-11 COLUMBUS OH 43215-2226	184,819.967	5.22%	5.22%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN STREET SAN FRANCISCO CA 94105-1905	189,830.063	5.36%	5.36%
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 23RD FLOOR JERSEY CITY NJ 07311	215,264.547	6.08%	6.08%
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ATTN: COURTNEY WALLER 880 CARILLON PKWY SAINT PETERSBURG FL 33716-1102	283,328.266	8.00%	8.00%
	PIMS/PRUDENTIAL RETIREMENTAS NOMINEE FOR THE TTEE/CUST PL 111 NATIONAL LIFE GROUP 401(K) PLAN 1 NATIONAL LIFE DRIVE MONTPELIER VT 05602-3377	353,877.355	9.99%	9.99%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	522,309.609	14.75%	14.75%

Target Fund and Share Class	Name and Address	Number of Shares	Percentage of Ownership of Class of Target Fund before the Reorganization	Percentage of Ownership of Class of the Acquiring Fund after the Reorganization
	UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	552,907.142	15.61%	15.61%
Sentinel Small Company Fund
Class A
	PERSHING LLC1 PERSHING PLZ JERSEY CITY NJ 07399-0002	8,957,022.924	6.84%	6.84%
Class C
	RBC CAPITAL MARKETS, LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTUAL FUND OPS MANAGER 510 MARQUETTE AVE S MINNEAPOLIS MN 55402-1110	2,241,639.421	6.65%	6.65%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	2,989,285.408	8.87%	8.87%
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 23RD FLOOR JERSEY CITY NJ 07311	3,560,787.215	10.56%	10.56%
	PERSHING LLC1 PERSHING PLZ JERSEY CITY NJ 07399-0002	4,927,896.366	14.61%	14.61%
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ATTN: COURTNEY WALLER 880 CARILLON PKWY SAINT PETERSBURG FL 33716-1102	6,462,848.750	19.17%	19.17%
Class I
	NFS LLC FEBO FIIOC AS AGENT FOR QUALIFIED EMPLOYEE BENEFIT PLANS (401K) FINOPS-IC FUNDS 100 MAGELLAN WAY KW1C COVINGTON KY 41015-1987	3,383,015.938	5.49%	5.49%
	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	3,919,330.413	6.36%	6.36%

Target Fund and Share Class	Name and Address	Number of Shares	Percentage of Ownership of Class of Target Fund before the Reorganization	Percentage of Ownership of Class of the Acquiring Fund after the Reorganization
	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF IT CUST ATTN PHYSICAL TEAM 4800 DEER LAKE DRIVE EAST 3RD FLOOR JACKSONVILLE FL 32246-6484	9,351,129.234	15.18%	15.18%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS 211 MAIN ST SAN FRANCISCO CA 94105-1901	10,754,224.999	17.46%	17.46%
Class R6
	TIAA-CREF TRUST CO. CUST/TTEE FBO:RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER ATTN: TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	780,101.348	9.77%	9.77%
	DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	963,024.440	12.06%	12.06%
	NFS LLC FEBO STATE STREET BANK TRUST CO TTEE VARIOUS RETIREMENT PLANS 440 MAMARONECK AVE HARRISON NY 10528-2418	4,189,798.062	52.45%	52.45%

Acquiring Fund and Share Class	Name and Address	Number of Shares	Percentage of Ownership of Class of Acquiring Fund before the Reorganization	Percentage of Ownership of Class of the Acquiring Fund after the Reorganization
Touchstone Active Bond Fund
Class A
	MLPF & S THE SOLE BENEFIT OF FOR IT'S CUSTOMERS ATTN FUND ADMISTRATION 4800 DEER LAKE DR EAST-2ND FLR JACKSONVILLE FL 32246	114,301.135	5.09%	0.55%

Acquiring Fund and Share Class	Name and Address	Number of Shares	Percentage of Ownership of Class of Acquiring Fund before the Reorganization	Percentage of Ownership of Class of the Acquiring Fund after the Reorganization
Class C
	MLPF & S THE SOLE BENEFIT OF FOR IT'S CUSTOMERS ATTN FUND ADMISTRATION 4800 DEER LAKE DR EAST-2ND FLR JACKSONVILLE FL 32246	118,478.212	23.51%	2.88%
	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FBO EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	68,853.401	13.67%	1.67%
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399	67,425.479	13.38%	1.64%
	UBS WM USA FBO SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	61,650.952	12.24%	1.50%
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716	38,474.363	7.64%	0.94%
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	25,659.994	5.09%	0.62%
Class Y
	FIFTH THIRD BANK TTEE FBO WESTERN & SOUTHERN LIFE INS CO 401K SAVINGS PLAN 8515 E ORCHARD RD 2T2 CENTENNIAL CO 80111	1,739,835.641	24.54%	7.27%
	BAND & CO C/O US BANK NA 1555 N. RIVERCENTER DRIVE STE. 302 MILWAUKEE WI 53212	1,380,191.079	19.46%	5.76%
	CHARLES SCHWAB & CO INC REINVEST ACCOUNT ATTN MUTUAL FUND DEPARTMENT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	603,591.351	8.51%	2.52%

Acquiring Fund and Share Class	Name and Address	Number of Shares	Percentage of Ownership of Class of Acquiring Fund before the Reorganization	Percentage of Ownership of Class of the Acquiring Fund after the Reorganization
Touchstone Ultra Short Duration Fixed Income Fund
Class A
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	138,223.035	11.92%	1.33%
	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FBO EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	117,879.794	10.16%	1.13%
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33716	82,494.614	7.11%	0.79%
	AMERICAN ENTERPRISE INV SVCS 707 2ND AVENUE SOUTH MINNEAPOLIS, MN 55402	80,927.963	6.98%	0.78%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	58,197.075	5.02%	0.56%
Class Y
	MLPF & S THE SOLE BENEFIT OF FOR IT'S CUSTOMERS ATTN FUND ADMISTRATION 4800 DEER LAKE DR EAST-2ND FLR JACKSONVILLE FL 32246	6,984,779.317	28.48%	26.43%

Acquiring Fund and Share Class	Name and Address	Number of Shares	Percentage of Ownership of Class of Acquiring Fund before the Reorganization	Percentage of Ownership of Class of the Acquiring Fund after the Reorganization
	NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	5,614,621.244	22.89%	21.24%
	CHARLES SCHWAB & CO INC REINVEST ACCOUNT ATTN MUTUAL FUND DEPARTMENT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	2,012,304.331	8.20%	7.61%
Touchstone Flexible Income Fund
Class A
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399	944,285.504	19.55%	6.24%
	NFS LLC FEBO THE COMMERCIAL TRAFFIC COMPANY ALLAN J MINER 5/3 COLLATERAL 12487 PLAZA DR PARMA OH 44130	594,829.396	12.31%	3.93%
	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN LINDSAY OTOOLE 4707 EXECUTIVE DRIVE SAN DIEGO CA 92121	448,085.049	9.28%	2.96%
	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FBO EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	425,785.695	8.82%	2.81%
	ATTN MUTUAL FUND OPS CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	397,997.787	8.24%	2.63%

Acquiring Fund and Share Class	Name and Address	Number of Shares	Percentage of Ownership of Class of Acquiring Fund before the Reorganization	Percentage of Ownership of Class of the Acquiring Fund after the Reorganization
	MLPF & S THE SOLE BENEFIT OF FOR IT'S CUSTOMERS ATTN FUND ADMISTRATION 4800 DEER LAKE DR EAST-2ND FLR JACKSONVILLE FL 32246	280,827.226	5.81%	1.85%
Class C
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	1,604,367.096	31.82%	11.95%
	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FBO EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	813,466.161	16.14%	6.06%
	MLPF & S THE SOLE BENEFIT OF FOR IT'S CUSTOMERS ATTN FUND ADMISTRATION 4800 DEER LAKE DR EAST-2ND FLR JACKSONVILLE FL 32246	520,935.721	10.33%	3.88%
	UBS WM USA FBO SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	388,326.251	7.70%	2.89%
Class Y
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	7,353,389.811	16.16%	14.20%
	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FBO EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	5,036.397.580	11.07%	9.73%

Acquiring Fund and Share Class	Name and Address	Number of Shares	Percentage of Ownership of Class of Acquiring Fund before the Reorganization	Percentage of Ownership of Class of the Acquiring Fund after the Reorganization
	NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	4,448,554.581	9.78%	8.59%
	UBS WM USA FBO SPEC CDY A/C EXL BEN CUSTOMERS OF UBSFSI 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	3,473,112.663	7.63%	6.71%
	MLPF & S THE SOLE BENEFIT OF FOR IT'S CUSTOMERS ATTN FUND ADMISTRATION 4800 DEER LAKE DR EAST-2ND FLR JACKSONVILLE FL 32246	2,946,346.728	6.48%	5.69%
Touchstone Sustainability and Impact Equity Fund
Class A
	MLPF & S THE SOLE BENEFIT OF FOR IT'S CUSTOMERS ATTN FUND ADMINISTRATION 97B46 4800 DEER LAKE FLOOR DR EAST 2RD JACKSONVILLE FL 32246	502,573.853	9.24%	2.39%
	CHARLES SCHWAB & COMPANY INC CUST SPL CUSTODY BNFT ATTN MUTUAL FUND DEPARTMENT 101 MONTGOMERY ST SAN FRANCISCO CA 94104	500,509.494	9.20%	2.38%
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	429,077.046	7.89%	2.04%
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399	312,764.217	5.75%	1.49%

Acquiring Fund and Share Class	Name and Address	Number of Shares	Percentage of Ownership of Class of Acquiring Fund before the Reorganization	Percentage of Ownership of Class of the Acquiring Fund after the Reorganization
Class Y
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	2,515,684.597	46.15%	20.49%
	NATIONAL FINANCIAL SERVICES CORP (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	477,615.203	8.76%	3.89%
	MLPF & S THE SOLE BENEFIT OF FOR IT'S CUSTOMERS ATTN FUND ADMISTRATION 4800 DEER LAKE DR EAST-2ND FLR JACKSONVILLE FL 32246	427,411.605	7.84%	3.48%
	WELLS FARGO CLEARING SVCS LLC SPECIAL CUSTODY ACCT FBO EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	347,424.208	6.37%	2.83%

EXHIBIT D:  PRIOR PERFORMANCE FOR SIMILAR ACCOUNTS MANAGED BY FORT WASHINGTON FOR THE TOUCHSTONE LARGE CAP FOCUSED FUND

The following table sets forth composite performance data relating to the historical performance of all accounts managed by Fort Washington for the periods indicated with investment objectives, policies, strategies, and risks substantially similar to those of the Touchstone Large Cap Focused Fund. The data is provided to illustrate the past performance of the sub-advisor in managing substantially similar accounts and does not represent the performance of the Touchstone Funds.

Performance Comparison
 Fort Washington Large Cap Focused Equity Composite

Average Annual Total Returns
 For the period ended June 30, 2017

	1 Year	3 Years	Since Composite Inception (10/1/2013)
Fort Washington Large Cap Focused Equity Strategy	16.72%	9.24%	12.79%
Standard & Poor’s 500 Index (reflects no deductions for fees, expenses or taxes)	17.90%	9.61%	12.58%

The Large Cap Focused Equity Composite (the “Composite”), which is managed by Fort Washington, represents the investment performance track record of Fort Washington’s large cap focused equity strategy, which is the strategy that will be used to manage the Touchstone Large Cap Focused Fund, in two accounts — one affiliated account and one unaffiliated account.  The accounts comprising the Composite are not subject to the same types of expenses to which the Touchstone Large Cap Focused Fund is subject, certain investment limitations, diversification requirements, and other restrictions imposed by the Investment Company Act of 1940, as amended, and the Internal Revenue Code of 1986, as amended. Thus, the performance results for the Composite could have been adversely affected if the account had been regulated as an investment company under federal securities and tax laws.

The Composite’s returns are net of actual fees and expenses and reflect the reinvestment of all income. Actual fees are not reflective of the expenses of the Touchstone Funds and may vary depending on, among other things, the applicable fee schedule and portfolio size.  All returns are expressed in U.S. dollars.  Past performance of the Composite is not indicative of future results. As with any investment there is always the potential for gains as well as the possibility of losses.
D-1

FORM OF PROXY CARD

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxyvote.com Follow the on-screen instructions. If you vote by internet, you do not have to return your voting instruction card.

VOTE BY PHONE Please call us toll-free at 1-800-690- 6903, and follow the instructions provided. If you vote by telephone, you do not have to return your voting instruction card

VOTE BY MAIL Complete, sign and date your voting instruction card and return it promptly in the envelope provided.

Please detach at perforation before mailing.

SENTINEL GROUP FUNDS, INC. SENTINEL GOVERNMENT SECURITIES FUND JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 13, 2017	PROXY

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS OF SENTINEL GROUP FUNDS, INC. The undersigned shareholder(s) of Sentinel Government Securities Fund, a series of Sentinel Group Funds, Inc., revoking previous proxies, hereby appoints Gregory D. Teese and Lisa F. Muller, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Sentinel Government Securities Fund which the undersigned is entitled to vote, at the Joint Special Meeting of Shareholders to be held on September 13, 2017, at 11:00 a.m., Eastern time, at the offices of Sentinel Group Funds, Inc., One National Life Drive, Montpelier, Vermont 05604, and at any adjournment or postponement thereof as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

Receipt of the Notice of the Special Meeting and the accompanying Joint Proxy Statement/Prospectus is hereby acknowledged. The shares of Sentinel Government Securities Fund represented hereby will be voted as indicated or FOR the proposal if no choice is indicated.

VOTE VIA THE INTERNET: www.proxyvote.com VOTE VIA THE TELEPHONE: 1-800-690-6903

Note: Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return.

Signature and Title, if applicable

Signature (if held jointly)

Date	E31558-S59704

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for

Sentinel Government Securities Fund

Shareholders Meeting to Be Held on September 13, 2017.

The Joint Proxy Statement/Prospectus for this meeting is available at:

Sentinelinvestments.com

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,
YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” the proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:    █

1.	To approve an Agreement and Plan of Reorganization (the “Plan”) providing for (i) the transfer of all the assets of Sentinel Government Securities Fund (the “Target Fund”), a series of Sentinel Group Funds, Inc., to Touchstone Active Bond Fund (the “Acquiring Fund”), a series of Touchstone Funds Group Trust, in exchange solely for shares of the Acquiring Fund as set forth in the Plan and the assumption by the Acquiring Fund of all the liabilities (other than certain excluded liabilities) of the Target Fund, as described in the Plan; (ii) the pro rata distribution, by class, to the Target Fund’s shareholders of the shares of the Acquiring Fund as set forth in the Plan; and (iii) the termination of the Target Fund.	FOR ☐	AGAINST ☐	ABSTAIN ☐

WE URGE YOU TO SIGN, DATE AND MAIL THIS PROXY PROMPTLY

FORM OF PROXY CARD

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxyvote.com Follow the on-screen instructions. If you vote by internet, you do not have to return your voting instruction card.

VOTE BY PHONE Please call us toll-free at 1-800-690- 6903, and follow the instructions provided. If you vote by telephone, you do not have to return your voting instruction card

VOTE BY MAIL Complete, sign and date your voting instruction card and return it promptly in the envelope provided.

Please detach at perforation before mailing.

SENTINEL GROUP FUNDS, INC. SENTINEL TOTAL RETURN BOND FUND JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 13, 2017	PROXY

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS OF SENTINEL GROUP FUNDS, INC. The undersigned shareholder(s) of Sentinel Total Return Bond Fund, a series of Sentinel Group Funds, Inc., revoking previous proxies, hereby appoints Gregory D. Teese and Lisa F. Muller, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Sentinel Total Return Bond Fund which the undersigned is entitled to vote, at the Joint Special Meeting of Shareholders to be held on September 13, 2017, at 11:00 a.m., Eastern time, at the offices of Sentinel Group Funds, Inc., One National Life Drive, Montpelier, Vermont 05604, and at any adjournment or postponement thereof as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

Receipt of the Notice of the Special Meeting and the accompanying Joint Proxy Statement/Prospectus is hereby acknowledged. The shares of Sentinel Total Return Bond Fund represented hereby will be voted as indicated or FOR the proposal if no choice is indicated.

VOTE VIA THE INTERNET: www.proxyvote.com VOTE VIA THE TELEPHONE: 1-800-690-6903

Note: Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return.

Signature and Title, if applicable

Signature (if held jointly)

Date	E31560-S59704

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for

Sentinel Total Return Bond Fund

Shareholders Meeting to Be Held on September 13, 2017.

The Joint Proxy Statement/Prospectus for this meeting is available at:

Sentinelinvestments.com

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,
YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” the proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:    █

1.	To approve an Agreement and Plan of Reorganization (the “Plan”) providing for (i) the transfer of all the assets of Sentinel Total Return Bond Fund (the “Target Fund”), a series of Sentinel Group Funds, Inc., to Touchstone Active Bond Fund (the “Acquiring Fund”), a series of Touchstone Funds Group Trust, in exchange solely for shares of the Acquiring Fund as set forth in the Plan and the assumption by the Acquiring Fund of all the liabilities (other than certain excluded liabilities) of the Target Fund, as described in the Plan; (ii) the pro rata distribution, by class, to the Target Fund’s shareholders of the shares of the Acquiring Fund as set forth in the Plan; and (iii) the termination of the Target Fund.	FOR ☐	AGAINST ☐	ABSTAIN ☐

WE URGE YOU TO SIGN, DATE AND MAIL THIS PROXY PROMPTLY

FORM OF PROXY CARD

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxyvote.com Follow the on-screen instructions. If you vote by internet, you do not have to return your voting instruction card.

VOTE BY PHONE Please call us toll-free at 1-800-690- 6903, and follow the instructions provided. If you vote by telephone, you do not have to return your voting instruction card

VOTE BY MAIL Complete, sign and date your voting instruction card and return it promptly in the envelope provided.

Please detach at perforation before mailing.

SENTINEL GROUP FUNDS, INC. SENTINEL LOW DURATION BOND FUND JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 13, 2017	PROXY

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS OF SENTINEL GROUP FUNDS, INC. The undersigned shareholder(s) of Sentinel Low Duration Bond Fund, a series of Sentinel Group Funds, Inc., revoking previous proxies, hereby appoints Gregory D. Teese and Lisa F. Muller, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Sentinel Low Duration Bond Fund which the undersigned is entitled to vote, at the Joint Special Meeting of Shareholders to be held on September 13, 2017, at 11:00 a.m., Eastern time, at the offices of Sentinel Group Funds, Inc., One National Life Drive, Montpelier, Vermont 05604, and at any adjournment or postponement thereof as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

Receipt of the Notice of the Special Meeting and the accompanying Joint Proxy Statement/Prospectus is hereby acknowledged. The shares of Sentinel Low Duration Bond Fund represented hereby will be voted as indicated or FOR the proposal if no choice is indicated.

VOTE VIA THE INTERNET: www.proxyvote.com VOTE VIA THE TELEPHONE: 1-800-690-6903

Note: Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return.

Signature and Title, if applicable

Signature (if held jointly)

Date	E31562-S59704

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for

Sentinel Low Duration Bond Fund

Shareholders Meeting to Be Held on September 13, 2017.

The Joint Proxy Statement/Prospectus for this meeting is available at:

Sentinelinvestments.com

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,
YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

Properly executed proxies will be voted as specified. If no other specification is made, such shares will be voted “FOR” the proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:    █

1.	To approve an Agreement and Plan of Reorganization (the “Plan”) providing for (i) the transfer of all the assets of Sentinel Low Duration Bond Fund (the “Target Fund”), a series of Sentinel Group Funds, Inc., to Touchstone Ultra Short Duration Fixed Income (the “Acquiring Fund”), a series of Touchstone Funds Group Trust, in exchange solely for shares of the Acquiring Fund as set forth in the Plan and the assumption by the Acquiring Fund of all the liabilities (other than certain excluded liabilities) of the Target Fund, as described in the Plan; (ii) the pro rata distribution, by class, to the Target Fund’s shareholders of the shares of the Acquiring Fund as set forth in the Plan; and (iii) the termination of the Target Fund.	FOR ☐	AGAINST ☐	ABSTAIN ☐

WE URGE YOU TO SIGN, DATE AND MAIL THIS PROXY PROMPTLY

STATEMENT OF ADDITIONAL INFORMATION
RELATING TO THE REORGANIZATION OF THE
TARGET FUNDS AND ACQUIRING FUNDS
 (AS DEFINED BELOW)

TOUCHSTONE FUNDS GROUP TRUST
303 Broadway, Suite 1100
Cincinnati, Ohio 45202
 800.543.0407

and

SENTINEL GROUP FUNDS, INC.
One National Life Drive
Montpelier, Vermont 05604
 800.282.3863

July 27, 2017

This Statement of Additional Information (“SAI”) is not a prospectus but should be read in conjunction with the Joint Proxy Statement/Prospectus dated July 27, 2017 relating specifically to the reorganization of each of Sentinel Government Securities Fund, Sentinel Low Duration Bond Fund, and Sentinel Total Return Bond Fund (each a “Target Fund” and collectively, the “Target Funds”), each a series of Sentinel Group Funds, Inc. (“Sentinel Funds”), into a corresponding mutual fund advised by Touchstone Advisors, Inc. (“Touchstone Advisors”) as set forth in the table below under the heading Acquiring Funds (each an “Acquiring Fund” and collectively, the “Acquiring Funds”).

Target Funds	Acquiring Funds
Sentinel Government Securities Fund	Touchstone Active Bond Fund
Sentinel Total Return Bond Fund	Touchstone Active Bond Fund
Sentinel Low Duration Bond Fund	Touchstone Ultra Short Duration Fixed Income Fund

This SAI and the related Joint Proxy Statement/Prospectus are provided for use in connection with the joint special meeting of shareholders of the Target Funds to be held at the offices of the Sentinel Funds, One National Life Drive, Montpelier, Vermont 05604, on September 13, 2017 at 11:00 a.m., Eastern time, and any adjournment or postponement thereof (the “Special Meeting”).  At the Special Meeting, shareholders of each Target Fund will be asked to approve the reorganization (the “Reorganization”) of such Target Fund into the corresponding Acquiring Fund as described in the Joint Proxy Statement/Prospectus.  The Target Funds and the Acquiring Funds are referred to herein individually as a “Fund” and collectively as the “Funds.”  Copies of the Joint Proxy Statement/Prospectus may be obtained at no charge by calling or writing to Sentinel Group Funds, Inc. or Touchstone Funds Group Trust at the addresses or telephone number shown above.

Further information about the Funds is contained in each Fund’s Statement of Additional Information.  The Acquiring Funds’ Statement of Additional Information, dated January 30, 2017, (as filed January 27, 2017) (File Nos. 033-70958 and 811-08104), as supplemented through the date of this SAI, is incorporated herein by reference only insofar as it relates to the Acquiring Funds.  The Target Funds’ Statement of Additional Information, dated March 30, 2017 (as filed March 30, 2017) (File Nos. 002-10685 and 811-00214), as supplemented through the date of this SAI, is incorporated herein by reference only insofar as it relates to the Target Funds.  No other parts are incorporated by reference herein.

The audited financial statements and related independent registered public accounting firm’s report for the Acquiring Funds are contained in the Acquiring Funds’ Annual Report for the fiscal year ended September 30, 2016 (as filed November 30, 2016) (File No. 811-08104), and the unaudited financial statements for the Acquiring Funds are contained in the Acquiring Funds’ Semi-Annual Report for the six-month period ended March 31, 2017 (as filed May 31, 2017) (File No. 811-08104), each of which is incorporated herein by reference only insofar as they relate to the Acquiring Funds.  No other parts of the Acquiring Funds’ Annual Report or Semi-Annual Report are incorporated by reference herein.

The audited financial statements and related independent registered public accounting firm’s report for the Target Funds are contained in the Target Funds’ Annual Report for the fiscal year ended November 30, 2016 (as filed February 6, 2017) (File No. 811-00214), which is incorporated herein by reference only insofar as they relate to the Target Funds.  No other parts of the Target Fund’s Annual Report are incorporated by reference herein.

The date of this Statement of Additional Information is July 27, 2017.
S-2

Appendix A

 Pro Forma Financial Information (Unaudited)

The unaudited pro forma financial information set forth below is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the reorganization of each Sentinel Fund into the corresponding Touchstone Fund (each, a “Reorganization” and collectively, the “Reorganizations”) had been consummated.  Each Reorganization will consist of (i) the transfer of all the assets of the Sentinel Fund to the corresponding Touchstone Fund in exchange solely for shares of the Touchstone Fund as set forth in the table below and the assumption by the Touchstone Fund of the liabilities (other than certain excluded liabilities) of the Sentinel Fund, as described in an Agreement and Plan of Reorganization; (ii) the pro rata distribution, by class, to the Sentinel Fund’s shareholders of the shares of the corresponding Touchstone Fund as set forth in the table below; and (iii) the termination of the Sentinel Fund.

Sentinel Funds	Touchstone Funds
Sentinel Government Securities Fund	Touchstone Active Bond Fund, a series of Touchstone Funds Group Trust
Sentinel Total Return Bond Fund	Touchstone Active Bond Fund, a series of Touchstone Funds Group Trust
Sentinel Low Duration Bond Fund	Touchstone Ultra Short Duration Fixed Income Fund, a series of Touchstone Funds Group Trust

These pro forma numbers have been estimated in good faith based on information provided by the Sentinel Funds as of and for the twelve months ended March 31, 2017 for the Sentinel Funds.  The unaudited pro forma financial information should be read in conjunction with the historical financial statements of the Sentinel Funds and the Touchstone Funds, which are available in their annual shareholder reports.

Pro Forma Financial Statements for the Reorganization of Sentinel Government Securities Fund into the Touchstone Active Bond Fund

Pro Forma Statement of Assets and Liabilities

As of March 31, 2017 (Unaudited)

	Sentinel Government Securities Fund	Touchstone Active Bond Fund	Pro Forma Adjustments		Proforma Combined Touchstone Active Bond Fund
Assets
Investments, at cost	$185,740,231	$101,703,072	(250,827	)(1)	$287,192,476
Investments, at market value (A)	$186,644,318	$103,304,990	(250,827	)(1)	$289,698,481
Cash deposits held at prime broker (B)	-	23,588			23,588
Dividends and interest receivable	545,488	682,649			1,228,137
Receivable for capital shares sold	92,448	85,374			177,822
Receivable for investments sold	-	395,712			395,712
Receivable for variation margin on futures contracts	-	8,930			8,930
Receivable for securities lending income	-	294			294
Other assets	-	32,178			32,178
Total Assets	187,282,254	104,533,715	(250,827)		291,565,142
Liabilities
Bank Overdrafts	-	13,914			13,914
Payable to Transfer Agent	24,291	37,595			61,886
Payable for return of collateral for securities on loan	-	609,596			609,596
Payable for capital shares redeemed	112,006	145,476			257,482
Payable for investments purchased	5,727,393	182,573			5,909,966
Payable to Investment Advisor	69,574	27,471			97,045
Payable to other affiliates	44,693	5,850			50,543
Payable to Trustees and Compliance Fees	382	3,914			4,296

	Sentinel Government Securities Fund		Touchstone Active Bond Fund		Pro Forma Adjustments		Proforma Combined Touchstone Active Bond Fund
Payable for Professional Services	25,615		15,462				41,077
Deferred Compensation	250,827		-		(250,827	)(1)	-
Other accrued expenses and liabilities	46,427		30,983				77,410
Total Liabilities	6,301,208		1,072,834		(250,827)		7,123,215
Net Assets	$180,981,046		$103,460,881		-		$284,441,927
Net assets consist of:
Par Value	$186,742	(C)	$100,381	(D)			$287,123
Paid-in capital	239,183,367		110,833,964				350,017,331
Accumulated net investment income (loss)	(781,561)		(12,866)				(794,427)
Accumulated net realized gains (losses) on investments, foreign currency transactions, written options and securities sold short	(58,511,589)		(9,071,098)				(67,582,687)
Net unrealized appreciation (depreciation) on investments, foreign currency transactions, written options and securities sold short	904,087		1,610,500				2,514,587
Net Assets applicable to shares outstanding	$180,981,046		103,460,881				$284,441,927
Pricing of Class A Shares
Net assets attributable to Class A shares	$140,159,042		$23,444,475				$163,603,517
Shares of beneficial interest outstanding	14,464,515	(C)	2,264,218	(D)	(928,250)		15,800,483
Net asset value and redemption price per share	$9.69	(E)	$10.35	(F)			$10.35	(F)
Maximum sales charge - Class A shares	2.25%		4.75%				4.75%
Maximum offering price per share	$9.91		$10.87				$10.87

Pricing of Class C Shares
Net assets attributable to Class C shares	$17,251,841		$5,466,677				$22,718,518
Shares of beneficial interest outstanding	1,777,935	(C)	570,446	(D)	22,289		2,370,670
Net asset value, offering price and redemption price per share(G)	$9.70		$9.58				$9.58
Pricing of Class Y Shares
Net assets attributable to Class Y shares(H)	$23,570,163		$67,760,762				$91,330,925
Shares of beneficial interest outstanding	2,431,719	(C)	6,547,101	(D)	(154,350)		8,824,470
Net asset value, offering price and redemption price per share(G)	$9.69		$10.35				$10.35

Pricing of Institutional Class Shares
Net assets attributable to Institutional Class shares			$6,788,967				$6,788,967
Shares of beneficial interest outstanding			656,297	(D)	-		656,297
Net asset value, offering price and redemption price per share			$10.34				$10.34

(A)	Includes market value of securities on loan of: $573,430 for the Touchstone Active Bond Fund and the Pro Forma Combined Touchstone Active Bond Fund.
(B)	Represents segregated cash for futures contracts
(C)	Limited number of shares authorized, par value of $.01
(D)	Unlimited number of shares authorized, par value of $.01
(E)
There is no sales load on subscriptions of $500,000 or more. Redemptions that were part of a $500,000 or more subscription may be subject to a contingent deferred sales load if redeemed within a one-year period from the date of purchase.

(F)
There is no sales load on subscriptions of $1 million or more. Redemptions that were part of a $1 million or more subscription may be subject to a contingent deferred sales load if redeemed within a one-year period from the date of purchase.

(G)	Redemption price per share varies by length of time shares are held due to the terms of the contingent deferred sales charge.
(H)	Sentinel Government Securities Fund Class I shares will convert to Touchstone Active Bond Fund Class Y shares.
(1)	Deferred compensation plan will be redeemed prior to conversion.

Pro Forma Statement of Operations

For the twelve months ending March 31, 2017 (Unaudited)

	Sentinel Government Securities Fund	Touchstone Active Bond Fund	Pro Forma Adjustments		Combined Proforma Touchstone Active Bond Fund
Investment Income
Dividends	$11,956	$40,516	$-		$52,472
Interest Income	5,248,844	3,691,667	-		8,940,511
Income from Securities loaned	-	1,082	-		1,082
Total Investment Income	5,260,800	3,733,265	-		8,994,065
Expenses
Investment advisory fees	957,656	437,642	(116,075	)(A)	1,279,223
Accounting and Administration services	78,475	158,645	230,701	(A)	467,821
Compliance fees and expenses	16,743	2,856	(17,209	)(B)	2,390
Custody fees	25,525	44,338	(10,000	)(B)	59,863
Professional fees	33,050	32,858	(33,050	)(B)	32,858
Transfer Agent fees, Class A	223,587	34,505	-		258,092
Transfer Agent fees, Class C	26,885	7,534	-		34,419
Transfer Agent fees, Class Y	26,340	99,337	-	(C)	125,677
Transfer Agent fees, Institutional Class	-	145	-		145
Registration Fees, Class A	20,229	12,201	(12,201	)(B)	20,229
Registration Fees, Class C	11,748	11,037	(11,037	)(B)	11,748
Registration Fees, Class Y	10,348	14,117	(10,348	)(B)(C)	14,117
Registration Fees, Institutional Class	-	10,572	-		10,572
Reports to Shareholders, Class A	2,557	3,131	-		5,688
Reports to Shareholders, Class C	183	2,021	-		2,204
Reports to Shareholders, Class Y	109	2,503	-	(C)	2,612
Reports to Shareholders, Class Institutional Class	-	1,729	-		1,729
Distribution expenses, Class A	323,175	63,280	81,571	(D)	468,026
Distribution expenses, Class C	219,279	63,529	-		282,808
Trustee fees	46,028	16,205	(48,752	)(B)	13,481
Other expenses	19,701	94,055	(411	)(B)	113,345
Total Expenses	2,041,618	1,112,240	53,189		3,207,047
Fees waived and/or reimbursed by the Advisor and/or Affiliates	-	(279,694)	(84,531	)(E)	(364,225)
Net Expenses	2,041,618	832,546	(31,342)		2,842,822
Net Investment Income (Loss)	3,219,182	2,900,719	31,342		6,151,243
Realized and Unrealized Gains (Losses) on Investments
Net realized gains (losses) on investments	(339,503)	16,937	-		(322,566)
Net realized gains (losses) on futures contracts	-	5,651	-		5,651
Net realized gains (losses) on swap agreements	-	(558)	-		(558)
Net realized gains (losses) on securities sold short	(77,500)	-	-		(77,500)
Net change in unrealized appreciation (depreciation) on investments	(4,791,154)	441,820	-		(4,349,334)
Net change in unrealized appreciation (depreciation) on foreign currency transactions	-	3,861	-		3,861
Net change in unrealized appreciation (depreciation) on futures contracts	-	8,539	-		8,539
Net Realized and Unrealized Gains (Losses) on Investments	(5,208,157)	476,250	-		(4,731,907)
Change in Net Assets Resulting from Operations	$(1,988,975)	$3,376,969	$31,342		$1,419,336

(A)	Reflects the impact of applying the Acquiring Fund’s Investment Advisory and Administration fee rates following the Reorganization to the combined fund’s average net assets.
(B)	Reflects the anticipated reduction of certain duplicative expenses eliminated as a result of the Reorganization.
(C)	Holders of Sentinel Government Securities Fund Class I shares will receive Class Y shares of the Touchstone Active Bond Fund upon closing of the reorganization.
(D)	Reflects the impact of applying the Acquiring Fund’s 12b-1 distribution fee rate following the Reorganization to the combined fund’s average net assets.
(E)
Reflects the increase (decrease) in expense reimbursement payments the advisor would have made to the combined fund if the Reorganization had occurred on the first day of the 12-month period ended March 31, 2017.

(F)	Reflects the anticipated increase of certain expenses as a result of the Reorganization.

Pro Forma Portfolio of Investments

As of March 31, 2017 (Unaudited)

	Sentinel Government Securities Fund			Touchstone Active Bond Fund		Pro Forma Adjustments		Proforma Combined Touchstone Active Bond Fund
	Principal Amount	Market Value		Principal Amount	Market Value	Principal Amount	Market Value	Principal Amount	Market Value
U.S. Government Mortgage-Backed Obligations - 66.8%
FHLMC, 360017, 11.000%, 11/1/17	6	$6	(D)	—	$—		$	6	$6
FHLMC, A64971, 5.500%, 8/1/37	8,166	9,204	(D)	—	—			8,166	9,204
FHLMC, A89148, 4.000%, 10/1/39	6,489,922	6,830,519	(D)	—	—			6,489,922	6,830,519
FHLMC, G05483, 4.500%, 6/1/39	4,146,832	4,471,402	(D)	—	—			4,146,832	4,471,402
FHLMC, G05624, 4.500%, 9/1/39	9,290,437	10,020,323	(D)	—	—			9,290,437	10,020,323
FHLMC, J22900, 2.500%, 3/1/28	13,641,223	13,810,054	(D)	—	—			13,641,223	13,810,054
FHLMC, Q29056, 4.000%, 10/1/44	5,371,006	5,638,497		—	—			5,371,006	5,638,497
FHLMC, Q32917, 3.000%, 4/1/45	—	—		—	—			—	—
FHLMC, Q33006, 3.500%, 4/1/45	11,579,810	11,852,320		—	—			11,579,810	11,852,320
FHLMC, 1B3366, 3.447%, 3/1/37(A)	—	—		65,703	69,384			65,703	69,384
FHLMC, 1H1348, 2.681%, 10/1/36(A)	—	—		173,302	183,254			173,302	183,254
FHLMC, 1Q0339, 3.312%, 4/1/37(A)	—	—		595,629	630,351			595,629	630,351
FHLMC, A12886, 5.000%, 8/1/33	—	—		24,555	26,990			24,555	26,990
FHLMC, A13842, 6.000%, 9/1/33	—	—		61,701	69,653			61,701	69,653
FHLMC, A21415, 5.000%, 5/1/34	—	—		14,285	15,657			14,285	15,657
FHLMC, A35682, 5.000%, 7/1/35	—	—		33,037	36,121			33,037	36,121
FHLMC, A36523, 5.000%, 8/1/35	—	—		17,717	19,373			17,717	19,373
FHLMC, A46590, 5.000%, 8/1/35	—	—		85,991	93,576			85,991	93,576
FHLMC, A56988, 5.500%, 2/1/37	—	—		28,073	31,144			28,073	31,144
FHLMC, A96485, 4.500%, 1/1/41	—	—		179,984	193,452			179,984	193,452
FHLMC, A97897, 4.500%, 4/1/41	—	—		824,015	897,396			824,015	897,396
FHLMC, C62740, 7.000%, 1/1/32	—	—		26,593	29,475			26,593	29,475
FHLMC, C72254, 6.500%, 7/1/32	—	—		26,743	30,563			26,743	30,563
FHLMC, C90986, 7.000%, 6/1/26	—	—		100,904	110,930			100,904	110,930
FHLMC, G02184, 5.000%, 4/1/36	—	—		29,278	32,005			29,278	32,005
FHLMC, G05733, 5.000%, 11/1/39	—	—		457,021	502,844			457,021	502,844
FHLMC, J13584, 3.500%, 11/1/25	—	—		279,316	292,442			279,316	292,442
FHR, 3331 PE, 6.000%, 6/15/37	7,433,185	8,263,097	(D)	—	—			7,433,185	8,263,097
FHR, 3859 JB, 5.000%, 5/15/41	—	—		—	—			—	—
FNMA, 426830, 8.000%, 11/1/24	16,920	17,551	(D)	—	—			16,920	17,551
FNMA, 725423, 5.500%, 5/1/34	—	—		—	—			—	—
FNMA, 725610, 5.500%, 7/1/34	—	—		—	—			—	—
FNMA, 738887, 5.500%, 10/1/33	115,622	128,301	(D)	—	—			115,622	128,301
FNMA, 748895, 6.000%, 12/1/33	104,096	113,490	(D)	—	—			104,096	113,490
FNMA, 758564, 6.000%, 9/1/24	177,251	200,104	(D)	—	—			177,251	200,104
FNMA, 881279, 5.000%, 11/1/36	947,049	1,044,605	(D)	—	—			947,049	1,044,605
FNMA, 890310, 4.500%, 12/1/40	—	—		—	—			—	—
FNMA, 931533, 4.500%, 7/1/39	1,651,661	1,783,087	(D)	—	—			1,651,661	1,783,087
FNMA, 931535, 5.500%, 7/1/39	1,373,993	1,527,247	(D)	—	—			1,373,993	1,527,247
FNMA, AB7845, 3.000%, 2/1/43	9,815,373	9,789,558	(D)	—	—			9,815,373	9,789,558
FNMA, AD9193, 5.000%, 9/1/40	6,868,947	7,517,748		—	—			6,868,947	7,517,748
FNMA, AE0215, 4.000%, 12/1/39	7,874,539	8,259,718	(D)	—	—			7,874,539	8,259,718
FNMA, AI4728, 4.500%, 7/1/41	11,078,528	11,892,852	(D)	—	—			11,078,528	11,892,852
FNMA, AL2860, 3.000%, 12/1/42	13,504,662	13,469,132	(D)	—	—			13,504,662	13,469,132
FNMA, AL5718, 3.500%, 9/1/44	6,569,647	6,750,595	(D)	—	—			6,569,647	6,750,595
FNMA, AS0779, 4.000%, 10/1/43	—	—		—	—			—	—
FNMA, AT2016, 3.000%, 4/1/43	16,042,143	15,999,909		—	—			16,042,143	15,999,909
FNMA, BC1809, 3.500%, 5/1/46	12,797,387	13,098,886		—	—			12,797,387	13,098,886
FNMA, TBA 15 YR 2.5, 2.500%, 4/18/32(D)	5,780,000	5,781,806	(D)	—	—			5,780,000	5,781,806
FNMA, 255628, 5.500%, 2/1/25	—	—		106,683	118,385			106,683	118,385
FNMA, 432269, 6.500%, 8/1/28	—	—		6,136	6,822			6,136	6,822
FNMA, 535290, 8.000%, 5/1/30	—	—		5,155	6,057			5,155	6,057
FNMA, 540040, 7.500%, 6/1/28	—	—		10,534	10,560			10,534	10,560

	Sentinel Government Securities Fund			Touchstone Active Bond Fund		Pro Forma Adjustments		Proforma Combined Touchstone Active Bond Fund
	Principal Amount	Market Value		Principal Amount	Market Value	Principal Amount	Market Value	Principal Amount	Market Value
FNMA, 561741, 7.500%, 1/1/31	—	—		21,437	24,494			21,437	24,494
FNMA, 626811, 6.500%, 6/1/17	—	—		391	391			391	391
FNMA, 640291, 7.000%, 8/1/32	—	—		60,169	65,777			60,169	65,777
FNMA, 653301, 6.500%, 7/1/32	—	—		33,026	36,720			33,026	36,720
FNMA, 653502, 6.500%, 7/1/32	—	—		98,661	109,697			98,661	109,697
FNMA, 670402, 6.500%, 6/1/32	—	—		49,178	55,157			49,178	55,157
FNMA, 704460, 6.000%, 5/1/18	—	—		4,500	4,517			4,500	4,517
FNMA, 725906, 2.859%, 8/1/34(A)	—	—		6,591	6,960			6,591	6,960
FNMA, 745257, 6.000%, 1/1/36	—	—		274,159	311,375			274,159	311,375
FNMA, 745974, 3.237%, 10/1/36(A)	—	—		2,060	2,176			2,060	2,176
FNMA, 810049, 5.500%, 3/1/35	—	—		108,166	120,358			108,166	120,358
FNMA, 819297, 6.000%, 9/1/35	—	—		172,728	195,707			172,728	195,707
FNMA, 889060, 6.000%, 1/1/38	—	—		60,591	68,980			60,591	68,980
FNMA, 889061, 6.000%, 1/1/38	—	—		130,789	150,894			130,789	150,894
FNMA, 893003, 7.000%, 9/1/36	—	—		83,537	90,242			83,537	90,242
FNMA, 895657, 6.500%, 8/1/36	—	—		16,840	18,562			16,840	18,562
FNMA, 905049, 5.500%, 11/1/36	—	—		187,185	207,649			187,185	207,649
FNMA, 908944, 5.500%, 1/1/37	—	—		182,576	202,536			182,576	202,536
FNMA, 928553, 5.500%, 8/1/37	—	—		678,918	775,962			678,918	775,962
FNMA, 995220, 6.000%, 11/1/23	—	—		21,146	22,527			21,146	22,527
FNMA, AA3467, 4.500%, 4/1/39	—	—		327,531	354,305			327,531	354,305
FNMA, AA4584, 4.500%, 4/1/39	—	—		514,572	557,008			514,572	557,008
FNMA, AB1800, 4.000%, 11/1/40	—	—		118,034	124,782			118,034	124,782
FNMA, AB2452, 4.000%, 3/1/26	—	—		426,964	449,460			426,964	449,460
FNMA, AD3775, 4.500%, 3/1/25	—	—		138,363	147,148			138,363	147,148
FNMA, AD6193, 5.000%, 6/1/40	—	—		172,483	188,767			172,483	188,767
FNMA, AE0996, 4.000%, 2/1/41	—	—		429,900	454,406			429,900	454,406
FNMA, AE1568, 4.000%, 9/1/40	—	—		242,964	255,726			242,964	255,726
FNMA, AE2497, 4.500%, 9/1/40	—	—		764,985	829,740			764,985	829,740
FNMA, AE5441, 5.000%, 10/1/40	—	—		123,218	134,824			123,218	134,824
FNMA, AH1135, 5.000%, 1/1/41	—	—		369,972	405,615			369,972	405,615
FNMA, AH3483, 3.500%, 2/1/26	—	—		619,875	648,963			619,875	648,963
FNMA, AH3671, 4.000%, 2/1/26	—	—		270,908	288,340			270,908	288,340
FNMA, AH6622, 4.000%, 3/1/41	—	—		633,787	673,510			633,787	673,510
FNMA, AI0805, 4.500%, 7/1/41	—	—		27,662	29,694			27,662	29,694
FNMA, AL0150, 4.000%, 2/1/41	—	—		828,217	875,437			828,217	875,437
FNMA, AL0211, 5.000%, 4/1/41	—	—		202,072	220,969			202,072	220,969
FNR, 03-32 BZ, 6.000%, 11/25/32	377,493	425,610	(D)	—	—			377,493	425,610
FNR, 12-47 AI Interest Only, 3.000%, 5/25/22	4,202,261	198,692	(D)	—	—			4,202,261	198,692
GNMA, AG8936, 4.000%, 2/15/44	6,857,151	7,273,987	(D)	—	—			6,857,151	7,273,987
GNMA II, 004424, 5.000%, 4/20/39	2,409,115	2,656,080	(D)	—	—			2,409,115	2,656,080
GNMA II, 005175, 4.500%, 9/20/41	—	—		—	—			—	—
GNMA, 5305, 4.000%, 2/20/42	—	—		40,772	43,274			40,772	43,274
GNMA, 748495, 4.000%, 8/15/40	—	—		10,366	10,961			10,366	10,961
GNMA, 8503, 2.125%, 9/20/24(A)	—	—		19,371	19,900			19,371	19,900
GNR, 10-169 AW, 4.500%, 12/20/40	—	—		—	—			—	—
GNR, 10-33 PX, 5.000%, 9/20/38	8,125,849	8,508,801		—	—			8,125,849	8,508,801
GNR, 12-147 IO, 0.583%, 4/16/54	—	—		—	—			—	—
U.S. Government Mortgage-Backed Obligations Total		$177,333,181			$12,589,944				$189,923,125

Corporate Bonds - 14.7%

Financials - 3.4%
Air Lease Corp., 5.625%, 4/1/17	—	—		250,000	250,000			250,000	250,000
Ally Financial, Inc., 5.750%, 11/20/25	—	—		38,000	38,903			38,000	38,903
Ally Financial, Inc., 8.000%, 11/1/31	—	—		290,000	344,375			290,000	344,375
Bank of America Corp. MTN, 4.000%, 1/22/25	—	—		550,000	549,421			550,000	549,421

	Sentinel Government Securities Fund		Touchstone Active Bond Fund		Pro Forma Adjustments		Proforma Combined Touchstone Active Bond Fund
	Principal Amount	Market Value	Principal Amount	Market Value	Principal Amount	Market Value	Principal Amount	Market Value
Bank of America Corp., 6.100%, 1/0/00(A)(B)	—	—	630,000	667,485			630,000	667,485
Barclays PLC (United Kingdom), 3.250%, 1/12/21	—	—	370,000	372,605			370,000	372,605
Branch Banking & Trust Co., 3.625%, 9/16/25	—	—	384,000	393,382			384,000	393,382
Capital One NA, 1.650%, 2/5/18	—	—	575,000	574,903			575,000	574,903
Chubb INA Holdings, Inc., 4.350%, 11/3/45	—	—	335,000	353,638			335,000	353,638
Citigroup, Inc., 2.485%, 9/1/23(A)	—	—	660,000	678,678			660,000	678,678
Citigroup, Inc., 3.300%, 4/27/25	—	—	250,000	244,867			250,000	244,867
Citigroup, Inc., 4.750%, 5/18/46	—	—	152,000	150,157			152,000	150,157
Citigroup, Inc., 6.125%, 1/0/00(A)(B)	—	—	58,000	61,190			58,000	61,190
Credit Suisse Group Funding Guernsey Ltd. (Guernsey), 2.750%, 3/26/20	—	—	250,000	250,379			250,000	250,379
CyrusOne LP / CyrusOne Finance Corp., 144a 5.000%, 3/15/24	—	—	6,000	6,165			6,000	6,165
CyrusOne LP / CyrusOne Finance Corp., 144a 5.375%, 3/15/27	—	—	6,000	6,060			6,000	6,060
Dana Financing Luxembourg Sarl (Luxembourg), 144a 5.750%, 4/15/25	—	—	13,000	13,114			13,000	13,114
Fifth Third Bancorp, 2.875%, 7/27/20	—	—	380,000	386,046			380,000	386,046
FirstCash, Inc., 6.750%, 4/1/21	—	—	34,000	35,445			34,000	35,445
GE Capital International Funding Co. Unlimited Co. (Ireland), 4.418%, 11/15/35	—	—	232,000	244,981			232,000	244,981
General Motors Financial Co., Inc., 3.200%, 7/13/20	—	—	495,000	503,524			495,000	503,524
Goldman Sachs Group, Inc. (The), 5.250%, 7/27/21	—	—	155,000	170,022			155,000	170,022
Goldman Sachs Group, Inc. (The), 5.375%, 1/0/00(A)(B)	—	—	55,000	56,238			55,000	56,238
HSBC Holdings PLC (United Kingdom), 2.650%, 1/5/22(A)	—	—	430,000	442,118			430,000	442,118
Huntington National Bank (The), 2.200%, 11/6/18	—	—	420,000	421,781			420,000	421,781
JPMorgan Chase & Co., 3.250%, 9/23/22	—	—	145,000	147,646			145,000	147,646
JPMorgan Chase & Co., 5.150%, 1/0/00(A)(B)	—	—	630,000	635,512			630,000	635,512
JPMorgan Chase & Co., 6.000%, 1/15/18	—	—	265,000	273,945			265,000	273,945
Mid-America Apartments LP, 3.750%, 6/15/24	—	—	80,000	81,413			80,000	81,413
Morgan Stanley, 3.950%, 4/23/27	—	—	355,000	351,588			355,000	351,588
OneMain Financial Holdings LLC, 144a 7.250%, 12/15/21	—	—	51,000	53,422			51,000	53,422
PNC Bank NA, 2.700%, 11/1/22	—	—	250,000	247,880			250,000	247,880
Prudential Financial, Inc., 5.625%, 6/15/43(A)	—	—	360,000	385,740			360,000	385,740
Quicken Loans, Inc., 144a 5.750%, 5/1/25	—	—	28,000	27,510			28,000	27,510
Teachers Insurance & Annuity Association of America, 144a 6.850%, 12/16/39	—	—	285,000	376,722			285,000	376,722
		—		9,796,855				9,796,855

Consumer Discretionary - 1.9%
ACCO Brands Corp., 144a 5.250%, 12/15/24	—	—	18,000	18,090			18,000	18,090
AMC Entertainment Holdings, Inc., 144a 5.875%, 11/15/26	—	—	33,000	33,371			33,000	33,371
AMC Networks, Inc., 4.750%, 12/15/22	—	—	25,000	25,125			25,000	25,125
American Builders & Contractors Supply Co., Inc., 144a 5.750%, 12/15/23	—	—	6,000	6,240			6,000	6,240

	Sentinel Government Securities Fund		Touchstone Active Bond Fund		Pro Forma Adjustments		Proforma Combined Touchstone Active Bond Fund
	Principal Amount	Market Value	Principal Amount	Market Value	Principal Amount	Market Value	Principal Amount	Market Value
Anheuser-Busch InBev Finance, Inc., 2.650%, 2/1/21	—	—	120,000	120,902			120,000	120,902
Anheuser-Busch InBev Finance, Inc., 4.900%, 2/1/46	—	—	306,000	330,702			306,000	330,702
AutoNation, Inc., 5.500%, 2/1/20	—	—	490,000	526,224			490,000	526,224
Belo Corp., 7.250%, 9/15/27	—	—	57,000	60,420			57,000	60,420
Brookfield Residential Properties, Inc. / Brookfield Residential US Corp. (Canada), 144a 6.125%, 7/1/22	—	—	23,000	23,690			23,000	23,690
Cable One, Inc., 144a 5.750%, 6/15/22	—	—	14,000	14,560			14,000	14,560
Cablevision Systems Corp., 5.875%, 9/15/22	—	—	70,000	70,613			70,000	70,613
CalAtlantic Group, Inc., 5.875%, 11/15/24	—	—	17,000	17,850			17,000	17,850
CBS Corp., 4.900%, 8/15/44	—	—	205,000	207,861			205,000	207,861
CCO Holdings LLC / CCO Holdings Capital Corp., 144a 5.750%, 2/15/26	—	—	101,000	106,050			101,000	106,050
Cimpress NV (Netherlands), 144a 7.000%, 4/1/22	—	—	50,000	51,750			50,000	51,750
Delphi Automotive PLC (Jersey), 3.150%, 11/19/20	—	—	436,000	444,798			436,000	444,798
Dollar General Corp., 3.250%, 4/15/23	—	—	387,000	386,925			387,000	386,925
Dollar Tree, Inc., 5.750%, 3/1/23	—	—	15,000	15,975			15,000	15,975
Ford Motor Co., 4.750%, 1/15/43	—	—	156,000	146,558			156,000	146,558
Forest Laboratories LLC, 144a 5.000%, 12/15/21	—	—	475,000	514,725			475,000	514,725
GLP Capital LP / GLP Financing II, Inc., 5.375%, 11/1/23	—	—	10,000	10,600			10,000	10,600
GLP Capital LP / GLP Financing II, Inc., 5.375%, 4/15/26	—	—	58,000	59,885			58,000	59,885
Hanesbrands, Inc., 144a 4.625%, 5/15/24	—	—	38,000	37,478			38,000	37,478
Home Depot, Inc. (The), 5.950%, 4/1/41	—	—	220,000	281,470			220,000	281,470
Imperial Brands Finance PLC (United Kingdom), 144a 3.500%, 2/11/23	—	—	575,000	579,768			575,000	579,768
International Game Technology PLC (United Kingdom), 144a 6.250%, 2/15/22	—	—	33,000	35,228			33,000	35,228
JC Penney Corp., Inc., 144a 5.875%, 7/1/23	—	—	12,000	12,000			12,000	12,000
Lear Corp., 5.375%, 3/15/24	—	—	318,000	335,555			318,000	335,555
Lennar Corp., 4.750%, 5/30/25	—	—	42,000	42,105			42,000	42,105
Lennar Corp., 4.875%, 12/15/23	—	—	12,000	12,270			12,000	12,270
Live Nation Entertainment, Inc., 144a 4.875%, 11/1/24	—	—	16,000	16,000			16,000	16,000
LSC Communications, Inc., 144a 8.750%, 10/15/23	—	—	33,000	33,908			33,000	33,908
M/I Homes, Inc., 6.750%, 1/15/21	—	—	29,000	30,361			29,000	30,361
MDC Partners, Inc. (Canada), 144a 6.500%, 5/1/24	—	—	37,000	35,289			37,000	35,289
NCL Corp. Ltd. (Bermuda), 144a 4.750%, 12/15/21	—	—	52,000	52,780			52,000	52,780
New Home Co., Inc. (The), 144a 7.250%, 4/1/22	—	—	12,000	12,090			12,000	12,090
Newell Brands, Inc., 4.200%, 4/1/26	—	—	188,000	195,660			188,000	195,660
Nexstar Broadcasting, Inc., 144a 6.125%, 2/15/22	—	—	38,000	39,520			38,000	39,520
PulteGroup, Inc., 5.500%, 3/1/26	—	—	19,000	19,665			19,000	19,665
Quad/Graphics, Inc., 7.000%, 5/1/22	—	—	31,000	31,000			31,000	31,000
Sabre GLBL, Inc., 144a 5.250%, 11/15/23	—	—	20,000	20,450			20,000	20,450
ServiceMaster Co. LLC (The), 144a 5.125%, 11/15/24	—	—	46,000	47,150			46,000	47,150
Sirius XM Radio, Inc., 144a 5.375%, 4/15/25	—	—	7,000	7,164			7,000	7,164
Sirius XM Radio, Inc., 144a 5.375%, 7/15/26	—	—	17,000	17,382			17,000	17,382

	Sentinel Government Securities Fund		Touchstone Active Bond Fund		Pro Forma Adjustments		Proforma Combined Touchstone Active Bond Fund
	Principal Amount	Market Value	Principal Amount	Market Value	Principal Amount	Market Value	Principal Amount	Market Value
Sonic Automotive, Inc., 144a 6.125%, 3/15/27	—	—	13,000	13,016			13,000	13,016
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.875%, 3/1/27	—	—	8,000	7,880			8,000	7,880
Tenneco, Inc., 5.000%, 7/15/26	—	—	26,000	25,464			26,000	25,464
Toll Brothers Finance Corp., 4.875%, 11/15/25	—	—	42,000	42,315			42,000	42,315
United Rentals North America, Inc., 4.625%, 7/15/23	—	—	25,000	25,750			25,000	25,750
United Rentals North America, Inc., 5.875%, 9/15/26	—	—	8,000	8,340			8,000	8,340
Vista Outdoor, Inc., 5.875%, 10/1/23	—	—	10,000	9,725			10,000	9,725
William Lyon Homes, Inc., 144a 5.875%, 1/31/25	—	—	10,000	10,075			10,000	10,075
ZF North America Capital, Inc., 144a 4.500%, 4/29/22	—	—	65,000	67,681			65,000	67,681
		—		5,297,453				5,297,453

Energy - 1.6%
Boardwalk Pipelines LP, 3.375%, 2/1/23	—	—	292,000	284,547			292,000	284,547
Cenovus Energy, Inc. (Canada), 6.750%, 11/15/39	—	—	275,000	313,633			275,000	313,633
Continental Resources, Inc., 4.500%, 4/15/23	—	—	21,000	20,436			21,000	20,436
Enterprise Products Operating LLC, 7.000%, 6/1/67(A)	—	—	152,000	140,600			152,000	140,600
Exterran Energy Solutions LP / EES Finance Corp., 144a 8.125%, 5/1/25	—	—	14,000	14,280			14,000	14,280
Genesis Energy LP / Genesis Energy Finance Corp., 6.000%, 5/15/23	—	—	12,000	12,060			12,000	12,060
Genesis Energy LP / Genesis Energy Finance Corp., 6.750%, 8/1/22	—	—	19,000	19,589			19,000	19,589
Gulfport Energy Corp., 144a 6.375%, 5/15/25	—	—	46,000	45,195			46,000	45,195
Hilcorp Energy I LP / Hilcorp Finance Co., 144a 5.000%, 12/1/24	—	—	19,000	17,813			19,000	17,813
Hilcorp Energy I LP / Hilcorp Finance Co., 144a 5.750%, 10/1/25	—	—	15,000	14,475			15,000	14,475
Holly Energy Partners LP / Holly Energy Finance Corp., 144a 6.000%, 8/1/24	—	—	9,000	9,428			9,000	9,428
HollyFrontier Corp., 5.875%, 4/1/26	—	—	26,000	27,605			26,000	27,605
Kinder Morgan Energy Partners LP, 3.500%, 9/1/23	—	—	377,000	371,049			377,000	371,049
Marathon Oil Corp., 2.800%, 11/1/22	—	—	440,000	422,759			440,000	422,759
Midcontinent Express Pipeline LLC, 144a 6.700%, 9/15/19	—	—	392,000	416,512			392,000	416,512
Nabors Industries, Inc., 5.000%, 9/15/20	—	—	215,000	222,391			215,000	222,391
Occidental Petroleum Corp., 4.100%, 2/15/47	—	—	248,000	239,342			248,000	239,342
Parsley Energy LLC / Parsley Finance Corp., 144a 5.250%, 8/15/25	—	—	4,000	4,040			4,000	4,040
PDC Energy, Inc., 144a 6.125%, 9/15/24	—	—	27,000	27,675			27,000	27,675
Peabody Securities Finance Corp., 144a 6.000%, 3/31/22	—	—	14,000	13,921			14,000	13,921
Peabody Securities Finance Corp., 144a 6.375%, 3/31/25	—	—	14,000	13,930			14,000	13,930
Petroleos Mexicanos (Mexico), 4.500%, 1/23/26	—	—	285,000	273,172			285,000	273,172
Petroleos Mexicanos (Mexico), 144a 5.375%, 3/13/22	—	—	150,000	157,125			150,000	157,125
Precision Drilling Corp. (Canada), 5.250%, 11/15/24	—	—	45,000	42,638			45,000	42,638

	Sentinel Government Securities Fund		Touchstone Active Bond Fund		Pro Forma Adjustments		Proforma Combined Touchstone Active Bond Fund
	Principal Amount	Market Value	Principal Amount	Market Value	Principal Amount	Market Value	Principal Amount	Market Value
Precision Drilling Corp. (Canada), 144a 7.750%, 12/15/23	—	—	29,000	30,522			29,000	30,522
QEP Resources, Inc., 5.375%, 10/1/22	—	—	27,000	26,595			27,000	26,595
Range Resources Corp., 144a 5.000%, 8/15/22	—	—	27,000	26,730			27,000	26,730
Range Resources Corp., 144a 5.750%, 6/1/21	—	—	16,000	16,400			16,000	16,400
Rose Rock Midstream LP / Rose Rock Finance Corp., 5.625%, 11/15/23	—	—	48,000	47,040			48,000	47,040
Sabine Pass Liquefaction LLC, 144a 5.000%, 3/15/27	—	—	415,000	433,815			415,000	433,815
SemGroup Corp., 144a 6.375%, 3/15/25	—	—	16,000	15,720			16,000	15,720
SESI LLC, 7.125%, 12/15/21	—	—	15,000	15,188			15,000	15,188
Shell International Finance BV (Netherlands), 1.875%, 5/10/21	—	—	400,000	391,747			400,000	391,747
Southwestern Energy Co., 4.100%, 3/15/22	—	—	40,000	37,400			40,000	37,400
Southwestern Energy Co., 5.800%, 1/23/20	—	—	31,000	31,291			31,000	31,291
Summit Midstream Holdings LLC / Summit Midstream Finance Corp., 5.750%, 4/15/25	—	—	22,000	21,890			22,000	21,890
Transocean Phoenix 2 Ltd. (Cayman Islands), 144a 7.750%, 10/15/24	—	—	55,000	59,125			55,000	59,125
Unit Corp., 6.625%, 5/15/21	—	—	85,000	83,725			85,000	83,725
Weatherford International Ltd (Bermuda), 6.500%, 8/1/36	—	—	31,000	29,295			31,000	29,295
Williams Partners LP, 3.350%, 8/15/22	—	—	217,000	216,633			217,000	216,633
		—		4,607,331				4,607,331

Health Care - 1.5%
Abbott Laboratories, 3.750%, 11/30/26	—	—	395,000	394,503			395,000	394,503
AbbVie, Inc., 4.450%, 5/14/46	—	—	342,000	326,348			342,000	326,348
Acadia Healthcare Co., Inc., 6.500%, 3/1/24	—	—	77,000	81,043			77,000	81,043
Actavis Funding SCS (Luxembourg), 3.800%, 3/15/25	—	—	195,000	196,779			195,000	196,779
Catholic Health Initiatives, 4.200%, 8/1/23	—	—	380,000	391,072			380,000	391,072
Centene Corp., 4.750%, 1/15/25	—	—	12,000	12,068			12,000	12,068
CHS / Community Health Systems, Inc., 7.125%, 7/15/20	—	—	21,000	19,241			21,000	19,241
CHS/Community Health Systems, Inc., 6.250%, 3/31/23	—	—	28,000	28,490			28,000	28,490
Envision Healthcare Corp., 5.625%, 7/15/22	—	—	28,000	28,700			28,000	28,700
Envision Healthcare Corp., 144a 5.125%, 7/1/22	—	—	9,000	9,160			9,000	9,160
Envision Healthcare Corp., 144a 6.250%, 12/1/24	—	—	24,000	25,200			24,000	25,200
Express Scripts Holding Co., 3.300%, 2/25/21	—	—	336,000	341,810			336,000	341,810
HCA, Inc., 5.375%, 2/1/25	—	—	54,000	56,295			54,000	56,295
HCA, Inc., 5.875%, 5/1/23	—	—	52,000	56,160			52,000	56,160
HealthSouth Corp., 5.750%, 11/1/24	—	—	54,000	54,405			54,000	54,405
Kindred Healthcare, Inc., 8.750%, 1/15/23	—	—	28,000	28,070			28,000	28,070
Mallinckrodt International Finance SA (Luxembourg), 4.750%, 4/15/23	—	—	7,000	5,932			7,000	5,932
Mallinckrodt International Finance SA / Mallinckrodt CB LLC (Luxembourg), 144a 5.500%, 4/15/25	—	—	53,000	48,760			53,000	48,760
Medtronic Global Holdings SCA (Luxembourg), 3.350%, 4/1/27	—	—	320,000	322,275			320,000	322,275
Mylan NV (Netherlands), 3.000%, 12/15/18	—	—	180,000	182,089			180,000	182,089

	Sentinel Government Securities Fund		Touchstone Active Bond Fund		Pro Forma Adjustments		Proforma Combined Touchstone Active Bond Fund
	Principal Amount	Market Value	Principal Amount	Market Value	Principal Amount	Market Value	Principal Amount	Market Value
Ochsner Clinic Foundation, 5.897%, 5/15/45	—	—	300,000	341,972			300,000	341,972
Select Medical Corp., 6.375%, 6/1/21	—	—	54,000	54,540			54,000	54,540
Shire Acquisitions Investments Ireland DAC (Ireland), 2.400%, 9/23/21	—	—	426,000	416,591			426,000	416,591
Teleflex, Inc., 4.875%, 6/1/26	—	—	8,000	8,040			8,000	8,040
Tenet Healthcare Corp., 4.750%, 6/1/20	—	—	6,000	6,130			6,000	6,130
Tenet Healthcare Corp., 144a 7.500%, 1/1/22	—	—	15,000	16,200			15,000	16,200
Teva Pharmaceutical Finance Netherlands III BV (Netherlands), 2.200%, 7/21/21	—	—	172,000	165,990			172,000	165,990
Teva Pharmaceutical Finance Netherlands III BV (Netherlands), 3.150%, 10/1/26	—	—	378,000	348,332			378,000	348,332
Universal Hospital Services, Inc., 7.625%, 8/15/20	—	—	28,000	27,860			28,000	27,860
Zimmer Biomet Holdings, Inc., 3.150%, 4/1/22	—	—	190,000	190,695			190,000	190,695
Zimmer Biomet Holdings, Inc., 3.375%, 11/30/21	—	—	110,000	111,284			110,000	111,284
		—		4,296,034				4,296,034

Information Technology - 1.4%
Activision Blizzard, Inc., 144a 6.125%, 9/15/23	—	—	429,000	464,393			429,000	464,393
Apple, Inc., 4.650%, 2/23/46	—	—	313,000	335,850			313,000	335,850
CDW LLC / CDW Finance Corp., 5.000%, 9/1/23	—	—	17,000	17,191			17,000	17,191
CDW LLC / CDW Finance Corp., 5.500%, 12/1/24	—	—	38,000	39,805			38,000	39,805
Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 144a 4.420%, 6/15/21	—	—	395,000	413,069			395,000	413,069
Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 144a 5.450%, 6/15/23	—	—	32,000	34,528			32,000	34,528
Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 144a 7.125%, 6/15/24	—	—	87,000	96,177			87,000	96,177
Diebold Nixdorf, Inc., 8.500%, 4/15/24	—	—	54,000	59,670			54,000	59,670
Electronic Arts, Inc., 3.700%, 3/1/21	—	—	432,000	448,400			432,000	448,400
EMC Corp., 3.375%, 6/1/23†	—	—	10,000	9,552			10,000	9,552
Fidelity National Information Services, Inc., 3.625%, 10/15/20	—	—	470,000	488,410			470,000	488,410
First Data Corp., 144a 7.000%, 12/1/23	—	—	7,000	7,508			7,000	7,508
Hewlett Packard Enterprise Co., 2.450%, 10/5/17	—	—	440,000	441,284			440,000	441,284
Microsoft Corp., 3.500%, 2/12/35	—	—	190,000	182,808			190,000	182,808
NCR Corp., 5.875%, 12/15/21	—	—	88,000	91,740			88,000	91,740
Open Text Corp. (Canada), 144a 5.875%, 6/1/26	—	—	47,000	49,232			47,000	49,232
Oracle Corp., 2.650%, 7/15/26	—	—	338,000	321,846			338,000	321,846
QUALCOMM, Inc., 3.450%, 5/20/25	—	—	425,000	431,176			425,000	431,176
Quintiles IMS, Inc., 144a 4.875%, 5/15/23	—	—	11,000	11,151			11,000	11,151
Sensata Technologies BV (Netherlands), 144a 5.000%, 10/1/25	—	—	31,000	31,232			31,000	31,232
		—		3,975,022				3,975,022

Telecommunication Services - 1.4%
Altice Financing SA (Luxemburg), 144a 6.625%, 2/15/23	—	—	59,000	61,419			59,000	61,419
AMC Networks, Inc., 5.000%, 4/1/24	—	—	23,000	23,000			23,000	23,000
AT&T, Inc., 3.900%, 3/11/24	—	—	225,000	228,620			225,000	228,620
AT&T, Inc., 4.350%, 6/15/45	—	—	90,000	79,216			90,000	79,216

	Sentinel Government Securities Fund		Touchstone Active Bond Fund		Pro Forma Adjustments		Proforma Combined Touchstone Active Bond Fund
	Principal Amount	Market Value	Principal Amount	Market Value	Principal Amount	Market Value	Principal Amount	Market Value
AT&T, Inc., 4.500%, 5/15/35	—	—	360,000	339,850			360,000	339,850
Block Communications, Inc., 144a 6.875%, 2/15/25	—	—	7,000	7,420			7,000	7,420
CenturyLink, Inc., 5.150%, 6/15/17	—	—	325,000	327,275			325,000	327,275
CenturyLink, Inc., 5.800%, 3/15/22	—	—	8,000	8,250			8,000	8,250
CenturyLink, Inc., 6.450%, 6/15/21	—	—	2,000	2,125			2,000	2,125
Charter Communications Operating LLC / Charter Communications Operating Capital, 6.484%, 10/23/45	—	—	264,000	303,953			264,000	303,953
Comcast Corp., 1.625%, 1/15/22	—	—	372,000	356,727			372,000	356,727
CommScope Technologies LLC, 144a 5.000%, 3/15/27	—	—	16,000	15,975			16,000	15,975
CommScope, Inc., 144a 5.500%, 6/15/24	—	—	4,000	4,136			4,000	4,136
CSC Holdings LLC, 5.250%, 6/1/24	—	—	34,000	33,873			34,000	33,873
CSC Holdings LLC, 144a 10.125%, 1/15/23	—	—	60,000	69,600			60,000	69,600
Discovery Communications LLC, 3.450%, 3/15/25	—	—	500,000	473,476			500,000	473,476
DISH DBS Corp., 5.125%, 5/1/20	—	—	48,000	50,040			48,000	50,040
Frontier Communications Corp., 10.500%, 9/15/22	—	—	10,000	10,125			10,000	10,125
Frontier Communications Corp., 6.250%, 9/15/21	—	—	90,000	83,700			90,000	83,700
Gray Television, Inc., 144a 5.125%, 10/15/24	—	—	45,000	44,438			45,000	44,438
Level 3 Financing, Inc., 5.250%, 3/15/26	—	—	13,000	13,065			13,000	13,065
LIN Television Corp., 5.875%, 11/15/22	—	—	5,000	5,175			5,000	5,175
Match Group, Inc., 6.375%, 6/1/24	—	—	6,000	6,491			6,000	6,491
Nexstar Escrow Corp., 144a 5.625%, 8/1/24	—	—	31,000	31,465			31,000	31,465
Qwest Corp., 6.750%, 12/1/21	—	—	375,000	411,093			375,000	411,093
Sprint Communications, Inc., 6.000%, 11/15/22	—	—	181,000	185,072			181,000	185,072
Symantec Corp., 144a 5.000%, 4/15/25	—	—	7,000	7,178			7,000	7,178
Univision Communications, Inc., 144a 5.125%, 2/15/25	—	—	13,000	12,789			13,000	12,789
Verizon Communications, Inc., 4.672%, 3/15/55	—	—	425,000	379,525			425,000	379,525
Verizon Communications, Inc., 144a 5.012%, 4/15/49	—	—	331,000	321,449			331,000	321,449
Videotron Ltd. / Videotron Ltee (Canada), 144a 5.125%, 4/15/27	—	—	40,000	40,300			40,000	40,300
		—		3,936,820				3,936,820

Industrials - 1.0%
Allegion PLC (Ireland), 5.875%, 9/15/23	—	—	9,000	9,608			9,000	9,608
Arconic, Inc., 5.125%, 10/1/24	—	—	31,000	32,023			31,000	32,023
Burlington Northern Santa Fe LLC, 5.750%, 5/1/40	—	—	190,000	230,564			190,000	230,564
Clean Harbors, Inc., 5.125%, 6/1/21	—	—	3,000	3,063			3,000	3,063
CNH Industrial NV (Netherlands), 4.500%, 8/15/23	—	—	48,000	48,660			48,000	48,660
Eagle Materials, Inc., 4.500%, 8/1/26	—	—	19,000	18,905			19,000	18,905
FedEx Corp., 5.100%, 1/15/44	—	—	400,000	430,488			400,000	430,488
Huntington Ingalls Industries, Inc., 144a 5.000%, 11/15/25	—	—	5,000	5,225			5,000	5,225
Joy Global, Inc., 5.125%, 10/15/21	—	—	403,000	432,483			403,000	432,483
KLX, Inc., 144a 5.875%, 12/1/22	—	—	57,000	58,781			57,000	58,781
Koppers, Inc., 144a 6.000%, 2/15/25	—	—	7,000	7,228			7,000	7,228
Louisiana-Pacific Corp., 4.875%, 9/15/24	—	—	29,000	29,145			29,000	29,145
Masco Corp., 4.375%, 4/1/26	—	—	310,000	322,155			310,000	322,155
Moog, Inc., 144a 5.250%, 12/1/22	—	—	3,000	3,075			3,000	3,075

	Sentinel Government Securities Fund		Touchstone Active Bond Fund		Pro Forma Adjustments		Proforma Combined Touchstone Active Bond Fund
	Principal Amount	Market Value	Principal Amount	Market Value	Principal Amount	Market Value	Principal Amount	Market Value
Orbital ATK, Inc., 5.250%, 10/1/21	—	—	20,000	20,675			20,000	20,675
Owens-Brockway Glass Container, Inc., 144a 5.875%, 8/15/23	—	—	5,000	5,291			5,000	5,291
Roper Technologies, Inc., 3.000%, 12/15/20	—	—	430,000	438,081			430,000	438,081
SBA Tower Trust, 144a 2.898%, 10/15/19	—	—	334,000	335,038			334,000	335,038
Siemens Financieringsmaatschappij NV (Netherlands), 144a 3.125%, 3/16/24	—	—	350,000	352,503			350,000	352,503
XPO CNW, Inc., 6.700%, 5/1/34	—	—	158,000	143,385			158,000	143,385
		—		2,926,376				2,926,376

Consumer Staples - 0.9%
AdvancePierre Foods Holdings, Inc., 144a 5.500%, 12/15/24	—	—	27,000	27,304			27,000	27,304
Albertsons Cos. LLC / Safeway, Inc. / New Albertson's Inc. / Albertson's LLC, 144a 5.750%, 3/15/25	—	—	54,000	52,380			54,000	52,380
Avis Budget Car Rental LLC / Avis Budget Finance, Inc., 5.500%, 4/1/23	—	—	55,000	53,144			55,000	53,144
B&G Foods, Inc., 5.250%, 4/1/25	—	—	5,000	5,044			5,000	5,044
Cardtronics, Inc. / Cardtronics USA, 144a 5.500%, 5/1/25	—	—	26,000	26,293			26,000	26,293
Cott Holdings, Inc., 144a 5.500%, 4/1/25	—	—	27,000	27,481			27,000	27,481
CVS Health Corp., 5.125%, 7/20/45	—	—	260,000	286,857			260,000	286,857
IHS Markit Ltd., 144a 5.000%, 11/1/22	—	—	55,000	57,612			55,000	57,612
JBS USA LLC / JBS USA Finance, Inc., 144a 5.750%, 6/15/25	—	—	20,000	20,200			20,000	20,200
KFC Holding Co. / Pizza Hut Holdings LLC/Taco Bell of America LLC, 144a 5.250%, 6/1/26	—	—	6,000	6,105			6,000	6,105
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, 144a 5.000%, 6/1/24	—	—	40,000	40,850			40,000	40,850
Kraft Heinz Foods Co., 6.875%, 1/26/39	—	—	515,000	642,460			515,000	642,460
Kroger Co. (The), 5.000%, 4/15/42	—	—	500,000	523,726			500,000	523,726
Mondelez International Holdings Netherlands BV (Netherlands), 144a 2.000%, 10/28/21	—	—	450,000	432,991			450,000	432,991
Moody's Corp., 2.750%, 12/15/21	—	—	351,000	350,455			351,000	350,455
Post Holdings, Inc., 144a 5.000%, 8/15/26	—	—	73,000	69,898			73,000	69,898
TreeHouse Foods, Inc., 4.875%, 3/15/22	—	—	7,000	7,158			7,000	7,158
TreeHouse Foods, Inc., 144a 6.000%, 2/15/24	—	—	14,000	14,665			14,000	14,665
US Foods, Inc., 144a 5.875%, 6/15/24	—	—	11,000	11,412			11,000	11,412
		—		2,656,035				2,656,035

Utilities - 0.8%
AES Corp., 4.875%, 5/15/23	—	—	78,000	77,610			78,000	77,610
Alabama Power Capital Trust V, 4.248%, 10/1/42(A)	—	—	874,000	838,618			874,000	838,618
Dominion Resources, Inc., 2.000%, 8/15/21	—	—	420,000	407,490			420,000	407,490
Dynegy, Inc., 7.375%, 11/1/22	—	—	18,000	17,820			18,000	17,820
Dynegy, Inc., 144a 8.000%, 1/15/25	—	—	21,000	20,108			21,000	20,108
Fortis, Inc. (Canada), 144a 3.055%, 10/4/26	—	—	384,000	359,207			384,000	359,207
NextEra Energy Capital Holdings, Inc., 6.000%, 3/1/19	—	—	15,000	16,072			15,000	16,072
NGL Energy Partners LP / NGL Energy Finance Corp., 6.875%, 10/15/21	—	—	17,000	17,298			17,000	17,298

	Sentinel Government Securities Fund		Touchstone Active Bond Fund		Pro Forma Adjustments		Proforma Combined Touchstone Active Bond Fund
	Principal Amount	Market Value	Principal Amount	Market Value	Principal Amount	Market Value	Principal Amount	Market Value
NGL Energy Partners LP / NGL Energy Finance Corp., 144a 7.500%, 11/1/23	—	—	65,000	67,112			65,000	67,112
PacifiCorp, 5.750%, 4/1/37	—	—	272,000	332,416			272,000	332,416
		—		2,153,751				2,153,751

Real Estate - 0.6%
CoreCivic, Inc., 4.125%, 4/1/20†	—	—	7,000	7,140			7,000	7,140
CoreCivic, Inc., 4.625%, 5/1/23	—	—	6,000	5,993			6,000	5,993
CoreCivic, Inc., 5.000%, 10/15/22	—	—	15,000	15,488			15,000	15,488
Crown Castle International Corp., REIT, 3.400%, 2/15/21	—	—	450,000	457,743			450,000	457,743
Equinix, Inc. REIT, 5.375%, 4/1/23	—	—	24,000	24,990			24,000	24,990
Equinix, Inc. REIT, 5.375%, 5/15/27	—	—	7,000	7,228			7,000	7,228
ESH Hospitality, Inc. REIT, 144a 5.250%, 5/1/25	—	—	39,000	39,317			39,000	39,317
Omega Healthcare Investors, Inc. REIT, 4.950%, 4/1/24	—	—	400,000	411,724			400,000	411,724
Simon Property Group LP, REIT, 2.750%, 2/1/23	—	—	330,000	325,797			330,000	325,797
Vornado Realty LP REIT, 5.000%, 1/15/22	—	—	175,000	188,748			175,000	188,748
Welltower, Inc. REIT, 6.125%, 4/15/20	—	—	316,000	349,520			316,000	349,520
		—		1,833,688				1,833,688

Materials - 0.2%
ArcelorMittal (Luxembourg), 6.250%, 3/1/21	—	—	11,000	11,880			11,000	11,880
Braskem America Finance Co., 144a 7.125%, 7/22/41	—	—	200,000	212,100			200,000	212,100
CF Industries, Inc., 3.450%, 6/1/23	—	—	50,000	47,250			50,000	47,250
CVR Partners LP / CVR Nitrogen Finance Corp., 144a 9.250%, 6/15/23	—	—	48,000	49,260			48,000	49,260
Domtar Corp., 10.750%, 6/1/17	—	—	119,000	120,354			119,000	120,354
Freeport-McMoRan, Inc., 144a 6.750%, 2/1/22	—	—	38,000	38,950			38,000	38,950
Hudbay Minerals, Inc. (Canada), 144a 7.250%, 1/15/23	—	—	21,000	22,260			21,000	22,260
Kraton Polymers LLC / Kraton Polymers Capital Corp., 144a 7.000%, 4/15/25	—	—	12,000	12,165			12,000	12,165
Lundin Mining Corp. (Canada), 144a 7.500%, 11/1/20	—	—	47,000	49,703			47,000	49,703
NOVA Chemicals Corp. (Canada), 144a 5.250%, 8/1/23	—	—	27,000	27,608			27,000	27,608
Scotts Miracle-Gro Co. (The), 144a 5.250%, 12/15/26	—	—	21,000	21,262			21,000	21,262
		—		612,792				612,792

Corporate Bonds Total		—		$42,092,157				$42,092,157

U.S. Treasury Obligations - 12.5%
U.S. Treasury Bond, 2.250%, 8/15/46	—	—	1,036,000	876,796			1,036,000	876,796
U.S. Treasury Bond, 2.500%, 2/15/46	—	—	410,000	367,462			410,000	367,462
U.S. Treasury Bond, 2.875%, 11/15/46	—	—	200,000	194,055			200,000	194,055
U.S. Treasury Bond, 3.000%, 2/15/47	—	—	2,800,000	2,790,046			2,800,000	2,790,046
U.S. Treasury Bond, 3.000%, 5/15/45	—	—	135,000	134,214			135,000	134,214
U.S. Treasury Inflation Indexed Bonds, 0.375%, 1/15/27	—	—	13,020,000	13,029,710			13,020,000	13,029,710
U.S. Treasury Note, 1.125%, 2/28/19	—	—	2,055,000	2,050,343			2,055,000	2,050,343
U.S. Treasury Note, 1.125%, 7/31/21	—	—	1,500,000	1,454,766			1,500,000	1,454,766
U.S. Treasury Note, 1.375%, 4/30/21	—	—	1,500,000	1,474,804			1,500,000	1,474,804
U.S. Treasury Note, 2.000%, 11/15/26	—	—	4,740,000	4,578,916			4,740,000	4,578,916
U.S. Treasury Note, 2.000%, 12/31/21	—	—	8,500,000	8,532,538			8,500,000	8,532,538
U.S. Treasury Obligations Total		—		$35,483,650				$35,483,650

	Sentinel Government Securities Fund		Touchstone Active Bond Fund		Pro Forma Adjustments		Proforma Combined Touchstone Active Bond Fund
	Principal Amount	Market Value	Principal Amount	Market Value	Principal Amount	Market Value	Principal Amount	Market Value
Asset-Backed Securities - 2.0%
Ascentium Equipment Receivables Trust, Ser 2016-1A, Class B, 144a 2.850%, 7/10/20	—	—	475,000	480,332			475,000	480,332
CIT Home Equity Loan Trust, Ser 2002-1, Class AF5, 7.210%, 2/25/33(C)	—	—	3,465	3,459			3,465	3,459
CWHEQ Home Equity Loan Trust, Ser 2007-S1, Class A5, 6.018%, 11/25/36(A)	—	—	382,425	364,822			382,425	364,822
Dell Equipment Finance Trust, Ser 2015-1, Class C, 144a 2.420%, 3/23/20	—	—	450,000	452,388			450,000	452,388
Domino's Pizza Master Issuer LLC, Ser 2012-1A, Class A2, 144a 5.216%, 1/25/42	—	—	176,271	178,568			176,271	178,568
FFMLT Trust, Ser 2005-FFA, Class M3, 6.017%, 3/25/25(C)	—	—	414,795	426,006			414,795	426,006
FHLMC Structured Pass Through Securities, Ser T-20, Class A5, 6.895%, 12/25/29(C)	—	—	200,011	248,669			200,011	248,669
FNMA REMIC Trust, Ser 2001-W2, Class AF6, 6.589%, 10/25/31(C)	—	—	51,706	55,148			51,706	55,148
Keuka Park CLO Ltd 2013-1, 2.741%, 10/21/24	—	—	—	—			—	—
Leaf Receivables Funding LLC, Ser 2016-1, Class B, 144a 2.780%, 8/15/22	—	—	300,000	297,318			300,000	297,318
Mid-State Capital Corp. Trust, Ser 2005-1, Class M2, 7.079%, 1/15/40	—	—	1,556,467	1,704,112			1,556,467	1,704,112
Nomad CLO Ltd., 2.223%, 1/15/25	—	—	—	—			—	—
Orange Lake Timeshare Trust, Ser 2016-A, Class A, 144a 2.610%, 3/8/29	—	—	485,246	479,438			485,246	479,438
RASC Trust, Ser 2001-KS3, Class AI6, 5.960%, 9/25/31(A)	—	—	1,999	2,074			1,999	2,074
Santander Drive Auto Receivables Trust, Ser 2015-1, Class B, 1.970%, 11/15/19	—	—	288,603	289,031			288,603	289,031
Sonic Capital LLC, Ser 2016-1A, Class A2, 144a 4.472%, 5/20/46	—	—	313,163	308,609			313,163	308,609
SpringCastle America Funding LLC, Ser 2016-AA, Class A, 144a 3.050%, 4/25/29	—	—	434,579	437,245			434,579	437,245
Taco Bell Funding, LLC, 3.832%, 5/25/26	—	—	—	—			—	—
Asset-Backed Securities Total		—		$5,727,219				$5,727,219

Non-Agency Collateralized Mortgage Obligations - 1.1%
Adjustable Rate Mortgage Trust, Ser 2004-4, Class 3A1, 3.336%, 3/25/35(A)	—	—	4,388	4,234			4,388	4,234
Alternative Loan Trust, Ser 2004-30CB, Class 3A1, 5.000%, 2/25/20	—	—	283,674	281,120			283,674	281,120
Alternative Loan Trust, Ser 2005-J3, Class 3A1, 6.500%, 9/25/34	—	—	25,957	25,499			25,957	25,499
CSFB Mortgage-Backed Trust, Ser 2004-7, Class 6A1, 5.250%, 10/25/19	—	—	49,863	50,409			49,863	50,409
JP Morgan Mortgage Trust, Ser 2005-A1, Class 2A1, 3.268%, 2/25/35(A)	—	—	106,458	107,572			106,458	107,572
JP Morgan Mortgage Trust, Ser 2005-A2, Class 7CB1, 3.367%, 4/25/35(A)	—	—	272,584	273,935			272,584	273,935

	Sentinel Government Securities Fund		Touchstone Active Bond Fund		Pro Forma Adjustments		Proforma Combined Touchstone Active Bond Fund
	Principal Amount	Market Value	Principal Amount	Market Value	Principal Amount	Market Value	Principal Amount	Market Value
JP Morgan Mortgage Trust, Ser 2006-A4, Class 2A2, 3.082%, 6/25/36(A)	—	—	62,113	55,689			62,113	55,689
MASTR Alternative Loans Trust, Ser 2004-7, Class 10A1, 6.000%, 6/25/34	—	—	53,990	54,264			53,990	54,264
Residential Asset Securitization Trust, Ser 2006-A1, Class 1A3, 6.000%, 4/25/36	—	—	213,117	163,546			213,117	163,546
Sequoia Mortgage Trust, Ser 2013-10, Class B2, 144a 3.568%, 8/25/43(A)	—	—	595,221	583,456			595,221	583,456
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Ser 2004-21XS, Class 2A6B, 5.650%, 12/25/34(C)	—	—	1,987	2,015			1,987	2,015
Structured Asset Securities Corp. Trust, Ser 2005-17, Class 5A1, 5.500%, 10/25/35	—	—	150,892	120,104			150,892	120,104
Towd Point Mortgage Trust, Ser 2015-3, Class A2, 144a 4.000%, 3/25/54(A)	—	—	700,000	707,540			700,000	707,540
Towd Point Mortgage Trust, Ser 2016-2, Class A1, 144a 3.000%, 8/25/55(A)	—	—	374,288	375,506			374,288	375,506
Washington Mutual Alternative Mortgage Pass-Through Certificates, Ser 2005-9, Class 2A4, 5.500%, 11/25/35	—	—	124,450	111,639			124,450	111,639
Wells Fargo Mortgage Backed Securities Trust, Ser 2003-G, Class A1, 2.895%, 6/25/33(A)	—	—	125,129	125,372			125,129	125,372
Non-Agency Collateralized Mortgage Obligations Total		—		$3,041,900				$3,041,900

Commercial Mortgage-Backed Securities - 0.6%
Cosmopolitan Hotel Trust, Ser 2016-CSMO, Class A, 144a 2.312%, 11/15/33(A)	—	—	595,000	599,840			595,000	599,840
Eleven Madison Trust Mortgage Trust, Ser 2015-11MD, Class C, 144a 3.555%, 9/10/35(A)	—	—	550,000	546,464			550,000	546,464
J.P. Morgan Chase Commercial Mortgage Securities Trust, Ser 2016-NINE, Class B, 144a 2.854%, 10/6/38(A)	—	—	528,000	503,906			528,000	503,906
Commercial Mortgage-Backed Securities Total		—		$1,650,210				$1,650,210

	Shares		Shares		Shares	Shares
Preferred Stocks - 0.4%

Utilities - 0.2%
Entergy Arkansas, Inc., 4.875%	—	—	8,634	196,164		8,634	196,164
Entergy Louisiana LLC, 4.875%	—	—	8,769	198,267		8,769	198,267
Entergy Mississippi, Inc., 4.900%	—	—	7,966	180,271		7,966	180,271
		—		574,702			574,702

Real Estate - 0.2%
Public Storage, 4.900%	—	—	19,007	427,467		19,007	427,467

Preferred Stocks Total		—		$1,002,169			$1,002,169

Agency Collateralized Mortgage Obligations - 0.1%
FNMA REMIC, Ser 2015-51, Class KC, 3.000%, 6/25/45	—	—	138,812	140,345		138,812	140,345
FNMA Trust, Ser 2004-W15, Class 2AF, 1.232%, 8/25/44(A)	—	—	139,845	138,784		139,845	138,784

	Sentinel Government Securities Fund			Touchstone Active Bond Fund		Pro Forma Adjustments			Proforma Combined Touchstone Active Bond Fund
	Principal Amount	Market Value		Principal Amount	Market Value	Principal Amount	Market Value		Principal Amount	Market Value
GNMA, Ser 2003-11, Class GJ, 4.000%, 10/17/29	—	—		10,844	11,403				10,844	11,403
Agency Collateralized Mortgage Obligations Total		—			$290,532					$290,532

Sovereign Bond - 0.1%
Bermuda Government International Bond, 144a 3.717%, 1/25/27	—	—		253,000	243,520				253,000	243,520

	Shares			Shares		Shares			Shares
Short Term Investments - 3.6%
Dreyfus Government Cash Management, Institutional Shares, 0.66%∞Ω	—	—		574,093	574,093				574,093	574,093
Invesco Government & Agency Portfolio, Institutional Class, 0.61%**∞Ω	—	—		609,596	609,596				609,596	609,596
State Street Institutional U.S. Government Money Market Fund Premier Class	9,311,136	9,311,136	(D)	—	—	(250,827)	(250,827	)(E)	9,060,309	9,060,309
Short Term Investments Total		$9,311,136			$1,183,689		$(250,827)			$10,243,998

Total Investment Securities - 101.8% (Cost $287,192,476)		186,644,318			103,304,990		(250,827)			289,698,481

Liabilities in Excess of Other Assets - -1.8%		(5,663,272)			155,891		250,827	(E)		(5,256,554)

Net Assets - 100.0%		$180,981,046			$103,460,881		—			$284,441,927

(A)	Variable rate security - Rate reflected is the rate in effect as of March 31, 2017.
(B)	Perpetual Bond - A Bond with no definite maturity date.
(C)	Step Bond - A bond that pays an initial interest rate for the first period and then a higher interest rate for the following periods until maturity. The interest rate shown reflects the rate in effect as of March 31, 2017.
(D)	Following the Reorganization, all or a portion of this security may be sold. It is expected that the Touchstone Active Bond Fund will sell approximately 67% of the securities acquired from the Target Fund. If such sales had occurred as of 3/31/17, shareholders would have recognized capital gains of $0.07 per share of the Proforma Combined Touchstone Active Bond Fund.
(E)	Deferred compensation plan will be redeemed prior to conversion.
**	Represents collateral for securities loaned.
†	All or a portion of the security is on loan. The total market value of the securities on loan as of March 31, 2017 was $573,430.
∞	Open-End Fund.
Ω	Represents the 7-day SEC yield as of March 31, 2017.

FHLMC - Federal Home Loan Mortgage Corporation
FNMA - Federal National Mortgage Association
GNMA - Government National Mortgage Association
LLC - Limited Liability Company
LP - Limited Partnership
MTN - Medium Term Note
PLC - Public Limited Company
REIT - Real Estate Investment Trust
REMIC - Real Estate Mortgage Investment Conduit
144a - This is a restricted security that was sold in a transaction qualifying for the exemption under Rule 144A of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2017, these securities were valued at $14,095,446 or 2.5% of net assets.  These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.

Description	Level 1	Level 2	Level 3	Total
U.S. Government Mortgage-Backed Obligations	$—	$189,923,125	$—	$189,923,125
Corporate Bonds	—	42,092,157	—	42,092,157
U.S. Treasury Obligations	—	35,483,650	—	35,483,650
Asset-Backed Securities	—	5,727,219	—	5,727,219
Non-Agency Collateralized Mortgage Obligations	—	3,041,900	—	3,041,900
Commercial Mortgage-Backed Securities	—	1,650,210	—	1,650,210
Preferred Stocks	1,002,169	—	—	1,002,169
Agency Collateralized Mortgage Obligations	—	290,532	—	290,532
Sovereign Bond	—	243,520	—	243,520
Short Term Investments	1,183,689	9,060,309	—	10,243,998
Total	$2,185,858	$287,512,623	$—	$289,698,481

Pro Forma Financial Statements for the Reorganization of Sentinel Total Return Bond Fund into Touchstone Active Bond Fund

Pro Forma Statement of Assets and Liabilities

As of March 31, 2017 (Unaudited)

	Sentinel Total Return Bond Fund		Touchstone Active Bond Fund		Pro Forma Adjustments		Proforma Combined Touchstone Active Bond Fund
Assets
Investments, at cost	$288,587,030		$101,703,072		(88,618	)(1)	$390,201,484
Investments, at market value (A)	$290,226,264		$103,304,990		(88,618	)(1)	$393,442,636
Cash deposits held at prime broker (B)	760,626		23,588				784,214
Dividends and interest receivable	1,498,126		682,649				2,180,775
Receivable for capital shares sold	695,824		85,374				781,198
Receivable for investments sold	3,575		395,712				399,287
Receivable for variation margin on futures contracts	-		8,930				8,930
Receivable for securities lending income	124		294				418
Receivable from Fund Advisor	7,370		-				7,370
Other assets	-		32,178				32,178
Total Assets	293,191,909		104,533,715		(88,618)		397,637,006

Liabilities
Bank Overdrafts	-		13,914				13,914
Payable to Transfer Agent	45,656		37,595				83,251
Payable for return of collateral for securities on loan	-		609,596				609,596
Payable for capital shares redeemed	784,635		145,476				930,111
Payable for investments purchased	9,496,445		182,573				9,679,018
Payable for variation margin on futures contracts	67,188		-				67,188
Payable to Investment Advisor	132,301		27,471				159,772
Payable to other affiliates	41,094		5,850				46,944
Payable to Trustees and Compliance Fees	2,142		3,914				6,056
Payable for Professional Services	40,898		15,462				56,360
Deferred Compensation	88,618		-		(88,618	)(1)	-
Other accrued expenses and liabilities	31,520		30,983				62,503
Total Liabilities	10,730,497		1,072,834		(88,618)		11,714,713
Net Assets	$282,461,412		$103,460,881		-		$385,922,293
Net assets consist of:
Par Value	$274,851	(C)	$100,381	(D)			$375,232
Paid-in capital	314,359,888		110,833,964				425,193,852
Accumulated net investment income (loss)	(466,516)		(12,866)				(479,382)
Accumulated net realized gains (losses) on investments, foreign currency transactions, written options and securities sold short	(32,991,102)		(9,071,098)				(42,062,200)
Net unrealized appreciation (depreciation) on investments, foreign currency transactions, written options and securities sold short	1,284,291		1,610,500				2,894,791
Net Assets applicable to shares outstanding	$282,461,412		$103,460,881				$385,922,293
Pricing of Class A Shares
Net assets attributable to Class A shares	$64,109,477		$23,444,475		$609,755	(H)	$88,163,707
Shares of beneficial interest outstanding	6,240,246	(C)	2,264,218	(D)	10,201		8,514,665
Net asset value and redemption price per share	$10.27	(E)	$10.35	(F)			$10.35	(F)
Maximum sales charge - Class A shares	2.25%		4.75%				4.75%
Maximum offering price per share	$10.51		$10.87				$10.87

Pricing of Class C Shares
Net assets attributable to Class C shares	$23,784,867		$5,466,677				$29,251,544
Shares of beneficial interest outstanding	2,321,707	(C)	570,446	(D)	160,236		3,052,389
Net asset value, offering price and redemption price per share(G)	$10.24		$9.58				$9.58

Pricing of Class R3 Shares
Net assets attributable to Class R3 shares(H)	$609,755		-		$(609,755)		-
Shares of beneficial interest outstanding	59,363	(C)	-		(59,363)		-
Net asset value, offering price and redemption price per share(G)	$10.27						-

	Sentinel Total Return Bond Fund		Touchstone Active Bond Fund		Pro Forma Adjustments	Proforma Combined Touchstone Active Bond Fund
Pricing of Class R6 Shares
Net assets attributable to Class R6 shares(I)	$612,150		-		$(612,150)	-
Shares of beneficial interest outstanding	59,537	(C)	-		(59,537)	-
Net asset value, offering price and redemption price per share(G)	$10.28					-

Pricing of Class Y Shares
Net assets attributable to Class Y shares(J)	$193,345,163		$67,760,762		$612,150	$261,718,075
Shares of beneficial interest outstanding	18,804,288	(C)	6,547,101	(D)	(63,972)	25,287,417
Net asset value, offering price and redemption price per share(G)	$10.28		$10.35			$10.35

Pricing of Institutional Class Shares
Net assets attributable to Institutional Class shares			$6,788,967			$6,788,967
Shares of beneficial interest outstanding			656,297	(D)		656,297
Net asset value, offering price and redemption price per share			$10.34			$10.34

(A)	Includes market value of securities on loan of: $573,430 for the Touchstone Active Board Fund and the Pro Forma Combined Touchstone Active Bond Fund.
(B)	Represents segregated cash for futures contracts
(C)	Limited number of shares authorized, par value of $.01
(D)	Unlimited number of shares authorized, par value of $.01
(E)
There is no sales load on subscriptions of $500,000 or more. Redemptions that were part of a $500,000 or more subscription may be subject to a contingent deferred sales load if redeemed within a one-year period from the date of purchase.

(F)
There is no sales load on subscriptions of $1 million or more. Redemptions that were part of a $1 million or more subscription may be subject to a contingent deferred sales load if redeemed within a one-year period from the date of purchase.

(G)	Redemption price per share varies by length of time shares are held due to the terms of the contingent deferred sales charge.
(H)	Sentinel Total Return Bond Fund Class R3 shares will convert to Touchstone Active Bond Fund Class A shares.
(I)	Sentinel Total Return Bond Fund Class R6 shares will convert to Touchstone Active Bond Fund Class Y shares.
(J)	Sentinel Total Return Bond Funds Class I shares will convert to Touchstone Active Bond Fund Class Y shares.
(1)	Deferred compensation plan will be redeemed prior to conversion.

Pro Forma Statement of Operations

For the twelve months ending March 31, 2017 (Unaudited)

	Sentinel Total Return Bond Fund	Touchstone Active Bond Fund	Pro Forma Adjustments		Proforma Combined Touchstone Active Bond Fund
Investment Income
Dividends	$5,792,678	$40,516	$-		$5,833,194
Interest Income	6,045,264	3,691,667	-		9,736,931
Income from Securities loaned	113,304	1,082	-		114,386
Total Investment Income	11,951,246	3,733,265	-		15,684,511
Expenses
Investment advisory fees	2,281,007	437,642	(631,996	)(A)	2,086,653
Accounting and Administration services	163,341	158,645	480,341	(A)	802,327
Compliance fees and expenses	33,358	2,856	(33,824	)(B)	2,390
Custody fees	52,454	44,338	-		96,792
Professional fees	50,175	32,858	(50,175	)(B)	32,858
Transfer Agent fees, Class A	287,917	34,505	-		322,422
Transfer Agent fees, Class C	31,844	7,534	-		39,378
Transfer Agent fees, Class Y	414,073	99,337	-	(C)	513,410
Transfer Agent fees, Institutional Class	-	145	-		145
Transfer Agent fees, Class R3	9	-	(9	)(C)	-
Transfer Agent fees, Class R6	9	-	(9	)(C)	-
Registration Fees, Class A	13,876	12,201	(12,201	)(B)	13,876
Registration Fees, Class C	13,089	11,037	(11,037	)(B)	13,089
Registration Fees, Class Y	24,026	14,117	(14,117	)(B)(C)	24,026
Registration Fees, Institutional Class	-	10,572	-		10,572
Registration Fees, Class R3	13,585	-	(13,585	)(B)(C)	-
Registration Fees, Class R6	13,785	-	(13,785	)(B)(C)	-
Reports to Shareholders, Class A	5,551	3,131	-		8,682
Reports to Shareholders, Class C	1,239	2,021	-		3,260
Reports to Shareholders, Class Y	4,647	2,503	-	(C)	7,150
Reports to Shareholders, Class Institutional Class	-	1,729	-		1,729
Reports to Shareholders, Class R3	4	-	(4	)(C)	-
Reports to Shareholders, Class R6	4	-	(4	)(C)	-
Distribution expenses, Class A	198,520	63,280	51,677	(D)	313,477
Distribution expenses, Class C	321,778	63,529	-		385,307
Trustee fees	55,927	16,205	(58,651	)(B)	13,481
Other expenses	27,002	94,055	(711	)(B)	120,346
Total Expenses	4,007,220	1,112,240	(308,090)		4,811,370
Fees waived and/or reimbursed by the Advisor and/or Affiliates	(278,750)	(279,694)	37,400	(E)	(521,044)
Net Expenses	3,728,470	832,546	(270,690)		4,290,326
Net Investment Income (Loss)	8,222,776	2,900,719	270,690		11,394,185
Realized and Unrealized Gains (Losses) on Investments
Net realized gains (losses) on investments	11,192,200	16,937	-		11,209,137
Net realized gains (losses) on futures contracts	81,682	5,651	-		87,333
Net realized gains (losses) on swap agreements	-	(558)	-		(558)
Net realized gains (losses) on securities sold short	-	-	-		-
Net change in unrealized appreciation (depreciation) on investments	(9,989,198)	441,820	-		(9,547,378)
Net change in unrealized appreciation (depreciation) on foreign currency transactions	-	3,861	-		3,861
Net change in unrealized appreciation (depreciation) on futures contracts	(69,138)	8,539	-		(60,599)
Net Realized and Unrealized Gains (Losses) on Investments	1,215,546	476,250	-		1,691,796
Change in Net Assets Resulting from Operations	$9,438,322	$3,376,969	$270,690		$13,085,981

(A)	Reflects the impact of applying the Acquiring Fund’s Investment Advisory and Administration fee rates following the Reorganization to the combined fund’s average net assets.
(B)	Reflects the anticipated reduction of certain duplicative expenses eliminated as a result of the Reorganization.

(C)
Holders of Sentinel Total Return Bond Fund Class I, Class R3 and Class R6 shares will receive Class Y, Class A and Class Y shares, respectively, of the Touchstone Active Bond Fund upon closing of the reorganization.

(D)	Reflects the impact of applying the Acquiring Fund’s 12b-1 distribution fee rate following the Reorganization to the combined fund’s average net assets.
(E)
Reflects the increase (decrease) in expense reimbursement payments the advisor would have made to the combined fund if the Reorganization had occurred on the first day of the 12-month period ended March 31, 2017.

(F)	Reflects the anticipated increase of certain expenses as a result of the Reorganization.

Pro Forma Portfolio of Investments

As of March 31, 2017 (Unaudited)

	Sentinel Total Return Bond Fund			Touchstone Active Bond Fund		Pro Forma Adjustments		Proforma Combined Touchstone Active Bond Fund
	Principal Amount	Market Value		Principal Amount	Market Value	Principal Amount	Market Value	Principal Amount	Market Value
Bank Loans - 32.6%				-	-
				-	-
Consumer Non-Cyclical - 7.4%				-	-
Abbott Laboratories, 4.900%, 11/30/46	800,000	$829,458	(E)	-	-			$800,000	$829,458
Altria Group, Inc., 3.875%, 9/16/46	3,000,000	2,775,294	(E)	-	-			3,000,000	2,775,294
Amgen, Inc., 2.600%, 8/19/26	3,000,000	2,780,574	(E)	-	-			3,000,000	2,780,574
Anheuser-Busch InBev Finance, Inc., 4.900%, 2/1/46	2,900,000	3,131,243	(E)	-	-			2,900,000	3,131,243
Cardinal Health, Inc., 4.900%, 9/15/45	2,010,000	2,078,786	(E)	-	-			2,010,000	2,078,786
DaVita, Inc., 5.125%, 7/15/24	600,000	606,000	(E)	-	-			600,000	606,000
Express Scripts Holding Co., 3.400%, 3/1/27	3,000,000	2,825,220	(E)	-	-			3,000,000	2,825,220
HCA, Inc., 5.375%, 2/1/25	600,000	624,000	(E)	-	-			600,000	624,000
Kraft Heinz Foods Co., 4.375%, 6/1/46	3,000,000	2,803,416	(E)	-	-			3,000,000	2,803,416
Medtronic, Inc., 3.500%, 3/15/25	2,900,000	2,965,586	(E)	-	-			2,900,000	2,965,586
Molson Coors Brewing Co., 3.000%, 7/15/26	3,000,000	2,852,496	(E)	-	-			3,000,000	2,852,496
Thermo Fisher Scientific, Inc., 2.950%, 9/19/26	3,000,000	2,856,042	(E)	-	-			3,000,000	2,856,042
Zoetis, Inc., 3.250%, 2/1/23	1,386,000	1,399,498	(E)	-	-			1,386,000	1,399,498
		28,527,614		-	-				28,527,614
				-	-
Communications - 6.6%				-	-
AMC Networks, Inc., 5.000%, 4/1/24	2,880,000	2,883,600	(E)	-	-			2,880,000	2,883,600
America Movil SAB de CV, 6.125%, 3/30/40	900,000	1,049,743	(E)	-	-			900,000	1,049,743
AT&T, Inc., 3.800%, 3/15/22	5,231,000	5,410,157	(E)	-	-			5,231,000	5,410,157
CBS Corp., 4.000%, 1/15/26	3,000,000	3,071,445	(E)	-	-			3,000,000	3,071,445
CCO Holdings LLC, 5.750%, 2/15/26	600,000	630,000	(E)	-	-			600,000	630,000
Comcast Corp., 2.350%, 1/15/27	2,900,000	2,655,977	(E)	-	-			2,900,000	2,655,977
Cox Communications, Inc., 3.350%, 9/15/26	800,000	773,900	(E)	-	-			800,000	773,900
CSC Holdings LLC, 10.875%, 10/15/25	1,900,000	2,284,750	(E)	-	-			1,900,000	2,284,750
Frontier Communications Corp., 11.000%, 9/15/25	600,000	581,625	(E)	-	-			600,000	581,625
GCI, Inc., 6.875%, 4/15/25	1,434,000	1,502,115	(E)	-	-			1,434,000	1,502,115
SFR Group SA, 7.375%, 5/1/26	600,000	618,000	(E)	-	-			600,000	618,000
Sprint Corp., 7.875%, 9/15/23	600,000	664,500	(E)	-	-			600,000	664,500
Telesat Canada / Telesat LLC, 8.875%, 11/15/24	600,000	658,500	(E)	-	-			600,000	658,500
Time Warner, Inc., 3.800%, 2/15/27	2,900,000	2,868,059	(E)	-	-			2,900,000	2,868,059
		25,652,370		-	-				25,652,370
				-	-
Consumer Cyclical - 4.0%				-	-
Amazon.com, Inc., 4.950%, 12/5/44	900,000	1,017,365	(E)	-	-			900,000	1,017,365
DR Horton, Inc., 4.750%, 2/15/23	1,150,000	1,223,646	(E)	-	-			1,150,000	1,223,646
General Motors Financial Co., Inc., 3.200%, 7/6/21	2,150,000	2,157,946	(E)	-	-			2,150,000	2,157,946
General Motors Financial Co., Inc., 5.250%, 3/1/26	2,000,000	2,148,620	(E)	-	-			2,000,000	2,148,620
Macy's Retail Holdings, Inc., 2.875%, 2/15/23	800,000	748,358	(E)	-	-			800,000	748,358
McDonald's Corp., 3.700%, 1/30/26	2,900,000	2,965,821	(E)	-	-			2,900,000	2,965,821
QVC, Inc., 5.450%, 8/15/34	2,325,000	2,143,738	(E)	-	-			2,325,000	2,143,738
Walgreens Boots Alliance, Inc., 3.450%, 6/1/26	2,900,000	2,826,993	(E)	-	-			2,900,000	2,826,993
Wynn Las Vegas LLC, 5.500%, 3/1/25	325,000	330,281	(E)	-	-			325,000	330,281
		15,562,768		-	-				15,562,768
				-	-
Technology - 3.7%				-	-
Broadcom Corp / Broadcom Cayman Finance Ltd., 3.875%, 1/15/27	3,000,000	3,018,912	(E)	-	-			3,000,000	3,018,912
Ericsson LM, 4.125%, 5/15/22	2,725,000	2,780,407	(E)	-	-			2,725,000	2,780,407
KLA-Tencor Corp., 4.650%, 11/1/24	800,000	851,726	(E)	-	-			800,000	851,726
Micron Technology, Inc., 4.750%, 4/26/22	1,419,275	1,424,157	(E)	-	-			1,419,275	1,424,157
Microsoft Corp., 2.400%, 8/8/26	2,900,000	2,741,982	(E)	-	-			2,900,000	2,741,982
Nuance Communications, Inc., 5.625%, 12/15/26	325,000	332,313	(E)	-	-			325,000	332,313
QUALCOMM, Inc., 3.450%, 5/20/25	3,000,000	3,043,311	(E)	-	-			3,000,000	3,043,311
		14,192,809		-	-				14,192,809
				-	-
Insurance - 2.7%				-	-
Chubb INA Holdings, Inc., 3.350%, 5/3/26	2,900,000	2,933,234	(E)	-	-			2,900,000	2,933,234
Manulife Financial Corp., 4.150%, 3/4/26	1,570,000	1,653,139	(E)	-	-			1,570,000	1,653,139
MetLife, Inc., 4.600%, 5/13/46	2,900,000	3,045,261	(E)	-	-			2,900,000	3,045,261
Travelers Cos, Inc., 3.750%, 5/15/46	3,000,000	2,841,951	(E)	-	-			3,000,000	2,841,951
		10,473,585		-	-				10,473,585
				-	-
Financials - 2.7%				-	-
Bank of America Corp., 3.248%, 10/21/27	2,900,000	2,760,235	(E)	-	-			2,900,000	2,760,235
Brookfield Asset Management, Inc., 4.000%, 1/15/25	3,696,000	3,720,519	(E)	-	-			3,696,000	3,720,519

	Sentinel Total Return Bond Fund			Touchstone Active Bond Fund		Pro Forma Adjustments		Proforma Combined Touchstone Active Bond Fund
	Principal Amount	Market Value		Principal Amount	Market Value	Principal Amount	Market Value	Principal Amount	Market Value
Citizens Financial Group, Inc., 4.300%, 12/3/25	824,000	849,191	(E)	-	-			824,000	849,191
Icahn Enterprises LP, 5.875%, 2/1/22	325,000	329,875	(E)	-	-			325,000	329,875
JPMorgan Chase & Co, 2.950%, 10/1/26	2,900,000	2,756,943	(E)	-	-			2,900,000	2,756,943
		10,416,763		-	-				10,416,763
				-	-
Capital Goods - 1.9%				-	-
Lockheed Martin Corp., 3.550%, 1/15/26	2,900,000	2,943,744	(E)	-	-			2,900,000	2,943,744
Northrop Grumman Corp., 3.850%, 4/15/45	3,000,000	2,823,324	(E)	-	-			3,000,000	2,823,324
Reynolds Group Issuer LLC, 5.125%, 7/15/23	600,000	616,500	(E)	-	-			600,000	616,500
United Technologies Corp., 2.650%, 11/1/26	900,000	867,461	(E)	-	-			900,000	867,461
		7,251,029		-	-				7,251,029
				-	-
Real Estate - 1.6%				-	-
HCP, Inc., 4.000%, 6/1/25	800,000	804,213	(E)	-	-			800,000	804,213
Retail Opportunity Investments Partnership LP, 5.000%, 12/15/23	2,300,000	2,376,059	(E)	-	-			2,300,000	2,376,059
Simon Property Group LP, 4.250%, 11/30/46	3,000,000	2,901,819	(E)	-	-			3,000,000	2,901,819
		6,082,091		-	-				6,082,091
				-	-
Basic Industry - 1.5%				-	-
CF Industries, Inc., 4.950%, 6/1/43	2,583,000	2,189,093	(E)	-	-			2,583,000	2,189,093
Domtar Corp., 6.250%, 9/1/42	3,000,000	2,959,734	(E)	-	-			3,000,000	2,959,734
Int'l. Paper Co., 4.400%, 8/15/47	800,000	754,974	(E)	-	-			800,000	754,974
		5,903,800		-	-				5,903,800
				-	-
Utilities - 0.2%				-	-
Electricite de France SA, 3.625%, 10/13/25	800,000	804,850	(E)	-	-			800,000	804,850
				-	-
Energy - 0.1%				-	-
Sabine Pass Liquefaction LLC, 5.625%, 3/1/25	325,000	352,317	(E)	-	-			325,000	352,317
				-	-
Transportation - 0.1%				-	-
XPO Logistics, Inc., 6.500%, 6/15/22	325,000	341,250	(E)	-	-			325,000	341,250
				-	-
Consumer Discretionary - 0.1%				-	-
J Crew Group, Inc., 4.090%, 3/5/21	325,000	196,921	(E)	-	-			325,000	196,921
				-	-
Bank Loans Total		125,758,168		-	-				125,758,168
				-	-
	Shares			Shares	-	Shares		Shares
Exchange Traded Funds - 17.3%
iShares iBoxx $ Investment Grade Corporate Bond ETF	500,731	59,041,192	(E)	-	-			500,731	59,041,192
SPDR Barclays Short Term Corporate Bond ETF	248,641	7,610,901		-	-			248,641	7,610,901
Exchange Traded Funds Total		66,652,093			-				66,652,093

	Principal Amount					Principal Amount		Principal Amount
U.S. Government Mortgage-Backed Obligations - 24.5%
FHLMC, J22900, 2.500%, 3/1/28	1,091,298	1,104,804	(E)	-	-			1,091,298	1,104,804
FHLMC, Q29056, 4.000%, 10/1/44	8,019,425	8,418,815		-	-			8,019,425	8,418,815
FHLMC, Q32917, 3.000%, 4/1/45	10,665,455	10,615,702		-	-			10,665,455	10,615,702
FHLMC, Q33006, 3.500%, 4/1/45	13,113,262	13,421,860		-	-			13,113,262	13,421,860
FHLMC, 1B3366, 3.447%, 3/1/37(A)	-	-		65,703	69,384			65,703	69,384
FHLMC, 1H1348, 2.681%, 10/1/36(A)	-	-		173,302	183,254			173,302	183,254
FHLMC, 1Q0339, 3.312%, 4/1/37(A)	-	-		595,629	630,351			595,629	630,351
FHLMC, A12886, 5.000%, 8/1/33	-	-		24,555	26,990			24,555	26,990
FHLMC, A13842, 6.000%, 9/1/33	-	-		61,701	69,653			61,701	69,653
FHLMC, A21415, 5.000%, 5/1/34	-	-		14,285	15,657			14,285	15,657
FHLMC, A35682, 5.000%, 7/1/35	-	-		33,037	36,121			33,037	36,121
FHLMC, A36523, 5.000%, 8/1/35	-	-		17,717	19,373			17,717	19,373
FHLMC, A46590, 5.000%, 8/1/35	-	-		85,991	93,576			85,991	93,576
FHLMC, A56988, 5.500%, 2/1/37	-	-		28,073	31,144			28,073	31,144
FHLMC, A96485, 4.500%, 1/1/41	-	-		179,984	193,452			179,984	193,452
FHLMC, A97897, 4.500%, 4/1/41	-	-		824,015	897,396			824,015	897,396

	Sentinel Total Return Bond Fund			Touchstone Active Bond Fund		Pro Forma Adjustments		Proforma Combined Touchstone Active Bond Fund
	Principal Amount	Market Value		Principal Amount	Market Value	Principal Amount	Market Value	Principal Amount	Market Value

FHLMC, C62740, 7.000%, 1/1/32	-	-		26,593	29,475			26,593	29,475
FHLMC, C72254, 6.500%, 7/1/32	-	-		26,743	30,563			26,743	30,563
FHLMC, C90986, 7.000%, 6/1/26	-	-		100,904	110,930			100,904	110,930
FHLMC, G02184, 5.000%, 4/1/36	-	-		29,278	32,005			29,278	32,005
FHLMC, G05733, 5.000%, 11/1/39	-	-		457,021	502,844			457,021	502,844
FHLMC, J13584, 3.500%, 11/1/25	-	-		279,316	292,442			279,316	292,442
FHR, 3859 JB, 5.000%, 5/15/41	2,071,445	2,243,361		-	-			2,071,445	2,243,361
FNMA, 725423, 5.500%, 5/1/34	634,360	710,259		-	-			634,360	710,259
FNMA, 725610, 5.500%, 7/1/34	576,484	645,739		-	-			576,484	645,739
FNMA, 890310, 4.500%, 12/1/40	4,968,551	5,349,890		-	-			4,968,551	5,349,890
FNMA, AD9193, 5.000%, 9/1/40	1,717,237	1,879,437		-	-			1,717,237	1,879,437
FNMA, AS0779, 4.000%, 10/1/43	3,440,586	3,646,810		-	-			3,440,586	3,646,810
FNMA, AT2016, 3.000%, 4/1/43	8,672,326	8,649,494		-	-			8,672,326	8,649,494
FNMA, BC1809, 3.500%, 5/1/46	5,093,487	5,213,487		-	-			5,093,487	5,213,487
FNMA, TBA 15 YR 2.5, 2.500%, 4/18/32(D)	9,400,000	9,402,938	(E)	-	-			9,400,000	9,402,938
FNMA, 255628, 5.500%, 2/1/25	-	-		106,683	118,385			106,683	118,385
FNMA, 432269, 6.500%, 8/1/28	-	-		6,136	6,822			6,136	6,822
FNMA, 535290, 8.000%, 5/1/30	-	-		5,155	6,057			5,155	6,057
FNMA, 540040, 7.500%, 6/1/28	-	-		10,534	10,560			10,534	10,560
FNMA, 561741, 7.500%, 1/1/31	-	-		21,437	24,494			21,437	24,494
FNMA, 626811, 6.500%, 6/1/17	-	-		391	391			391	391
FNMA, 640291, 7.000%, 8/1/32	-	-		60,169	65,777			60,169	65,777
FNMA, 653301, 6.500%, 7/1/32	-	-		33,026	36,720			33,026	36,720
FNMA, 653502, 6.500%, 7/1/32	-	-		98,661	109,697			98,661	109,697
FNMA, 670402, 6.500%, 6/1/32	-	-		49,178	55,157			49,178	55,157
FNMA, 704460, 6.000%, 5/1/18	-	-		4,500	4,517			4,500	4,517
FNMA, 725906, 2.859%, 8/1/34(A)	-	-		6,591	6,960			6,591	6,960
FNMA, 745257, 6.000%, 1/1/36	-	-		274,159	311,375			274,159	311,375
FNMA, 745974, 3.237%, 10/1/36(A)	-	-		2,060	2,176			2,060	2,176
FNMA, 810049, 5.500%, 3/1/35	-	-		108,166	120,358			108,166	120,358
FNMA, 819297, 6.000%, 9/1/35	-	-		172,728	195,707			172,728	195,707
FNMA, 889060, 6.000%, 1/1/38	-	-		60,591	68,980			60,591	68,980
FNMA, 889061, 6.000%, 1/1/38	-	-		130,789	150,894			130,789	150,894
FNMA, 893003, 7.000%, 9/1/36	-	-		83,537	90,242			83,537	90,242
FNMA, 895657, 6.500%, 8/1/36	-	-		16,840	18,562			16,840	18,562
FNMA, 905049, 5.500%, 11/1/36	-	-		187,185	207,649			187,185	207,649
FNMA, 908944, 5.500%, 1/1/37	-	-		182,576	202,536			182,576	202,536
FNMA, 928553, 5.500%, 8/1/37	-	-		678,918	775,962			678,918	775,962
FNMA, 995220, 6.000%, 11/1/23	-	-		21,146	22,527			21,146	22,527
FNMA, AA3467, 4.500%, 4/1/39	-	-		327,531	354,305			327,531	354,305
FNMA, AA4584, 4.500%, 4/1/39	-	-		514,572	557,008			514,572	557,008
FNMA, AB1800, 4.000%, 11/1/40	-	-		118,034	124,782			118,034	124,782
FNMA, AB2452, 4.000%, 3/1/26	-	-		426,964	449,460			426,964	449,460
FNMA, AD3775, 4.500%, 3/1/25	-	-		138,363	147,148			138,363	147,148
FNMA, AD6193, 5.000%, 6/1/40	-	-		172,483	188,767			172,483	188,767
FNMA, AE0996, 4.000%, 2/1/41	-	-		429,900	454,406			429,900	454,406
FNMA, AE1568, 4.000%, 9/1/40	-	-		242,964	255,726			242,964	255,726
FNMA, AE2497, 4.500%, 9/1/40	-	-		764,985	829,740			764,985	829,740
FNMA, AE5441, 5.000%, 10/1/40	-	-		123,218	134,824			123,218	134,824
FNMA, AH1135, 5.000%, 1/1/41	-	-		369,972	405,615			369,972	405,615
FNMA, AH3483, 3.500%, 2/1/26	-	-		619,875	648,963			619,875	648,963
FNMA, AH3671, 4.000%, 2/1/26	-	-		270,908	288,340			270,908	288,340
FNMA, AH6622, 4.000%, 3/1/41	-	-		633,787	673,510			633,787	673,510
FNMA, AI0805, 4.500%, 7/1/41	-	-		27,662	29,694			27,662	29,694
FNMA, AL0150, 4.000%, 2/1/41	-	-		828,217	875,437			828,217	875,437
FNMA, AL0211, 5.000%, 4/1/41	-	-		202,072	220,969			202,072	220,969
GNMA II, 005175, 4.500%, 9/20/41	2,297,331	2,479,980		-	-			2,297,331	2,479,980
GNMA, 5305, 4.000%, 2/20/42	-	-		40,772	43,274			40,772	43,274
GNMA, 748495, 4.000%, 8/15/40	-	-		10,366	10,961			10,366	10,961
GNMA, 8503, 2.125%, 9/20/24(A)	-	-		19,371	19,900			19,371	19,900
GNR, 10-169 AW, 4.500%, 12/20/40	2,750,000	2,976,593		-	-			2,750,000	2,976,593
GNR, 10-33 PX, 5.000%, 9/20/38	4,501,935	4,714,100		-	-			4,501,935	4,714,100
GNR, 12-147 IO, 0.583%, 4/16/54	8,324,202	313,117	(E)	-	-			8,324,202	313,117
U.S. Government Mortgage-Backed Obligations Total		81,786,386			12,589,944				94,376,330

Corporate Bonds - 11.0%

Financials - 2.5%
Air Lease Corp., 5.625%, 4/1/17	-	-		250,000	250,000			250,000	250,000
Ally Financial, Inc., 5.750%, 11/20/25	-	-		38,000	38,903			38,000	38,903
Ally Financial, Inc., 8.000%, 11/1/31	-	-		290,000	344,375			290,000	344,375

	Sentinel Total Return Bond Fund		Touchstone Active Bond Fund		Pro Forma Adjustments		Proforma Combined Touchstone Active Bond Fund
	Principal Amount	Market Value	Principal Amount	Market Value	Principal Amount	Market Value	Principal Amount	Market Value
Bank of America Corp. MTN, 4.000%, 1/22/25	-	-	550,000	549,421			550,000	549,421
Bank of America Corp., 6.100%, 1/0/00(A)(B)	-	-	630,000	667,485			630,000	667,485
Barclays PLC (United Kingdom), 3.250%, 1/12/21	-	-	370,000	372,605			370,000	372,605
Branch Banking & Trust Co., 3.625%, 9/16/25	-	-	384,000	393,382			384,000	393,382
Capital One NA, 1.650%, 2/5/18	-	-	575,000	574,903			575,000	574,903
Chubb INA Holdings, Inc., 4.350%, 11/3/45	-	-	335,000	353,638			335,000	353,638
Citigroup, Inc., 2.485%, 9/1/23(A)	-	-	660,000	678,678			660,000	678,678
Citigroup, Inc., 3.300%, 4/27/25	-	-	250,000	244,867			250,000	244,867
Citigroup, Inc., 4.750%, 5/18/46	-	-	152,000	150,157			152,000	150,157
Citigroup, Inc., 6.125%, 1/0/00(A)(B)	-	-	58,000	61,190			58,000	61,190
Credit Suisse Group Funding Guernsey Ltd. (Guernsey), 2.750%, 3/26/20	-	-	250,000	250,379			250,000	250,379
CyrusOne LP / CyrusOne Finance Corp., 144a 5.000%, 3/15/24	-	-	6,000	6,165			6,000	6,165
CyrusOne LP / CyrusOne Finance Corp., 144a 5.375%, 3/15/27	-	-	6,000	6,060			6,000	6,060
Dana Financing Luxembourg Sarl (Luxembourg), 144a 5.750%, 4/15/25	-	-	13,000	13,114			13,000	13,114
Fifth Third Bancorp, 2.875%, 7/27/20	-	-	380,000	386,046			380,000	386,046
FirstCash, Inc., 6.750%, 4/1/21	-	-	34,000	35,445			34,000	35,445
GE Capital International Funding Co. Unlimited Co. (Ireland), 4.418%, 11/15/35	-	-	232,000	244,981			232,000	244,981
General Motors Financial Co., Inc., 3.200%, 7/13/20	-	-	495,000	503,524			495,000	503,524
Goldman Sachs Group, Inc. (The), 5.250%, 7/27/21	-	-	155,000	170,022			155,000	170,022
Goldman Sachs Group, Inc. (The), 5.375%, 1/0/00(A)(B)	-	-	55,000	56,238			55,000	56,238
HSBC Holdings PLC (United Kingdom), 2.650%, 1/5/22(A)	-	-	430,000	442,118			430,000	442,118
Huntington National Bank (The), 2.200%, 11/6/18	-	-	420,000	421,781			420,000	421,781
JPMorgan Chase & Co., 3.250%, 9/23/22	-	-	145,000	147,646			145,000	147,646
JPMorgan Chase & Co., 5.150%, 1/0/00(A)(B)	-	-	630,000	635,512			630,000	635,512
JPMorgan Chase & Co., 6.000%, 1/15/18	-	-	265,000	273,945			265,000	273,945
Mid-America Apartments LP, 3.750%, 6/15/24	-	-	80,000	81,413			80,000	81,413
Morgan Stanley, 3.950%, 4/23/27	-	-	355,000	351,588			355,000	351,588
OneMain Financial Holdings LLC, 144a 7.250%, 12/15/21	-	-	51,000	53,422			51,000	53,422
PNC Bank NA, 2.700%, 11/1/22	-	-	250,000	247,880			250,000	247,880
Prudential Financial, Inc., 5.625%, 6/15/43(A)	-	-	360,000	385,740			360,000	385,740
Quicken Loans, Inc., 144a 5.750%, 5/1/25	-	-	28,000	27,510			28,000	27,510
Teachers Insurance & Annuity Association of America, 144a 6.850%, 12/16/39	-	-	285,000	376,722			285,000	376,722
		-		9,796,855				9,796,855

Consumer Discretionary - 1.4%
ACCO Brands Corp., 144a 5.250%, 12/15/24	-	-	18,000	18,090			18,000	18,090
AMC Entertainment Holdings, Inc., 144a 5.875%, 11/15/26	-	-	33,000	33,371			33,000	33,371
AMC Networks, Inc., 4.750%, 12/15/22	-	-	25,000	25,125			25,000	25,125
American Builders & Contractors Supply Co., Inc., 144a 5.750%, 12/15/23	-	-	6,000	6,240			6,000	6,240
Anheuser-Busch InBev Finance, Inc., 2.650%, 2/1/21	-	-	120,000	120,902			120,000	120,902
Anheuser-Busch InBev Finance, Inc., 4.900%, 2/1/46	-	-	306,000	330,702			306,000	330,702
AutoNation, Inc., 5.500%, 2/1/20	-	-	490,000	526,224			490,000	526,224
Belo Corp., 7.250%, 9/15/27	-	-	57,000	60,420			57,000	60,420
Brookfield Residential Properties, Inc. / Brookfield Residential US Corp. (Canada), 144a 6.125%, 7/1/22	-	-	23,000	23,690			23,000	23,690
Cable One, Inc., 144a 5.750%, 6/15/22	-	-	14,000	14,560			14,000	14,560
Cablevision Systems Corp., 5.875%, 9/15/22	-	-	70,000	70,613			70,000	70,613
CalAtlantic Group, Inc., 5.875%, 11/15/24	-	-	17,000	17,850			17,000	17,850
CBS Corp., 4.900%, 8/15/44	-	-	205,000	207,861			205,000	207,861
CCO Holdings LLC / CCO Holdings Capital Corp., 144a 5.750%, 2/15/26	-	-	101,000	106,050			101,000	106,050
Cimpress NV (Netherlands), 144a 7.000%, 4/1/22	-	-	50,000	51,750			50,000	51,750
Delphi Automotive PLC (Jersey), 3.150%, 11/19/20	-	-	436,000	444,798			436,000	444,798
Dollar General Corp., 3.250%, 4/15/23	-	-	387,000	386,925			387,000	386,925
Dollar Tree, Inc., 5.750%, 3/1/23	-	-	15,000	15,975			15,000	15,975
Ford Motor Co., 4.750%, 1/15/43	-	-	156,000	146,558			156,000	146,558
Forest Laboratories LLC, 144a 5.000%, 12/15/21	-	-	475,000	514,725			475,000	514,725
GLP Capital LP / GLP Financing II, Inc., 5.375%, 11/1/23	-	-	10,000	10,600			10,000	10,600

	Sentinel Total Return Bond Fund		Touchstone Active Bond Fund		Pro Forma Adjustments		Proforma Combined Touchstone Active Bond Fund
	Principal Amount	Market Value	Principal Amount	Market Value	Principal Amount	Market Value	Principal Amount	Market Value
GLP Capital LP / GLP Financing II, Inc., 5.375%, 4/15/26	-	-	58,000	59,885			58,000	59,885
Hanesbrands, Inc., 144a 4.625%, 5/15/24	-	-	38,000	37,478			38,000	37,478
Home Depot, Inc. (The), 5.950%, 4/1/41	-	-	220,000	281,470			220,000	281,470
Imperial Brands Finance PLC (United Kingdom), 144a 3.500%, 2/11/23	-	-	575,000	579,768			575,000	579,768
International Game Technology PLC (United Kingdom), 144a 6.250%, 2/15/22	-	-	33,000	35,228			33,000	35,228
JC Penney Corp., Inc., 144a 5.875%, 7/1/23	-	-	12,000	12,000			12,000	12,000
Lear Corp., 5.375%, 3/15/24	-	-	318,000	335,555			318,000	335,555
Lennar Corp., 4.750%, 5/30/25	-	-	42,000	42,105			42,000	42,105
Lennar Corp., 4.875%, 12/15/23	-	-	12,000	12,270			12,000	12,270
Live Nation Entertainment, Inc., 144a 4.875%, 11/1/24	-	-	16,000	16,000			16,000	16,000
LSC Communications, Inc., 144a 8.750%, 10/15/23	-	-	33,000	33,908			33,000	33,908
M/I Homes, Inc., 6.750%, 1/15/21	-	-	29,000	30,361			29,000	30,361
MDC Partners, Inc. (Canada), 144a 6.500%, 5/1/24	-	-	37,000	35,289			37,000	35,289
NCL Corp. Ltd. (Bermuda), 144a 4.750%, 12/15/21	-	-	52,000	52,780			52,000	52,780
New Home Co., Inc. (The), 144a 7.250%, 4/1/22	-	-	12,000	12,090			12,000	12,090
Newell Brands, Inc., 4.200%, 4/1/26	-	-	188,000	195,660			188,000	195,660
Nexstar Broadcasting, Inc., 144a 6.125%, 2/15/22	-	-	38,000	39,520			38,000	39,520
PulteGroup, Inc., 5.500%, 3/1/26	-	-	19,000	19,665			19,000	19,665
Quad/Graphics, Inc., 7.000%, 5/1/22	-	-	31,000	31,000			31,000	31,000
Sabre GLBL, Inc., 144a 5.250%, 11/15/23	-	-	20,000	20,450			20,000	20,450
ServiceMaster Co. LLC (The), 144a 5.125%, 11/15/24	-	-	46,000	47,150			46,000	47,150
Sirius XM Radio, Inc., 144a 5.375%, 4/15/25	-	-	7,000	7,164			7,000	7,164
Sirius XM Radio, Inc., 144a 5.375%, 7/15/26	-	-	17,000	17,382			17,000	17,382
Sonic Automotive, Inc., 144a 6.125%, 3/15/27	-	-	13,000	13,016			13,000	13,016
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.875%, 3/1/27	-	-	8,000	7,880			8,000	7,880
Tenneco, Inc., 5.000%, 7/15/26	-	-	26,000	25,464			26,000	25,464
Toll Brothers Finance Corp., 4.875%, 11/15/25	-	-	42,000	42,315			42,000	42,315
United Rentals North America, Inc., 4.625%, 7/15/23	-	-	25,000	25,750			25,000	25,750
United Rentals North America, Inc., 5.875%, 9/15/26	-	-	8,000	8,340			8,000	8,340
Vista Outdoor, Inc., 5.875%, 10/1/23	-	-	10,000	9,725			10,000	9,725
William Lyon Homes, Inc., 144a 5.875%, 1/31/25	-	-	10,000	10,075			10,000	10,075
ZF North America Capital, Inc., 144a 4.500%, 4/29/22	-	-	65,000	67,681			65,000	67,681
		-		5,297,453				5,297,453

Energy - 1.2%
Boardwalk Pipelines LP, 3.375%, 2/1/23	-	-	292,000	284,547			292,000	284,547
Cenovus Energy, Inc. (Canada), 6.750%, 11/15/39	-	-	275,000	313,633			275,000	313,633
Continental Resources, Inc., 4.500%, 4/15/23	-	-	21,000	20,436			21,000	20,436
Enterprise Products Operating LLC, 7.000%, 6/1/67(A)	-	-	152,000	140,600			152,000	140,600
Exterran Energy Solutions LP / EES Finance Corp., 144a 8.125%, 5/1/25	-	-	14,000	14,280			14,000	14,280
Genesis Energy LP / Genesis Energy Finance Corp., 6.000%, 5/15/23	-	-	12,000	12,060			12,000	12,060
Genesis Energy LP / Genesis Energy Finance Corp., 6.750%, 8/1/22	-	-	19,000	19,589			19,000	19,589
Gulfport Energy Corp., 144a 6.375%, 5/15/25	-	-	46,000	45,195			46,000	45,195
Hilcorp Energy I LP / Hilcorp Finance Co., 144a 5.000%, 12/1/24	-	-	19,000	17,813			19,000	17,813
Hilcorp Energy I LP / Hilcorp Finance Co., 144a 5.750%, 10/1/25	-	-	15,000	14,475			15,000	14,475
Holly Energy Partners LP / Holly Energy Finance Corp., 144a 6.000%, 8/1/24	-	-	9,000	9,428			9,000	9,428
HollyFrontier Corp., 5.875%, 4/1/26	-	-	26,000	27,605			26,000	27,605
Kinder Morgan Energy Partners LP, 3.500%, 9/1/23	-	-	377,000	371,049			377,000	371,049
Marathon Oil Corp., 2.800%, 11/1/22	-	-	440,000	422,759			440,000	422,759
Midcontinent Express Pipeline LLC, 144a 6.700%, 9/15/19	-	-	392,000	416,512			392,000	416,512
Nabors Industries, Inc., 5.000%, 9/15/20	-	-	215,000	222,391			215,000	222,391
Occidental Petroleum Corp., 4.100%, 2/15/47	-	-	248,000	239,342			248,000	239,342
Parsley Energy LLC / Parsley Finance Corp., 144a 5.250%, 8/15/25	-	-	4,000	4,040			4,000	4,040

	Sentinel Total Return Bond Fund		Touchstone Active Bond Fund		Pro Forma Adjustments		Proforma Combined Touchstone Active Bond Fund
	Principal Amount	Market Value	Principal Amount	Market Value	Principal Amount	Market Value	Principal Amount	Market Value
PDC Energy, Inc., 144a 6.125%, 9/15/24	-	-	27,000	27,675			27,000	27,675
Peabody Securities Finance Corp., 144a 6.000%, 3/31/22	-	-	14,000	13,921			14,000	13,921
Peabody Securities Finance Corp., 144a 6.375%, 3/31/25	-	-	14,000	13,930			14,000	13,930
Petroleos Mexicanos (Mexico), 4.500%, 1/23/26	-	-	285,000	273,172			285,000	273,172
Petroleos Mexicanos (Mexico), 144a 5.375%, 3/13/22	-	-	150,000	157,125			150,000	157,125
Precision Drilling Corp. (Canada), 5.250%, 11/15/24	-	-	45,000	42,638			45,000	42,638
Precision Drilling Corp. (Canada), 144a 7.750%, 12/15/23	-	-	29,000	30,522			29,000	30,522
QEP Resources, Inc., 5.375%, 10/1/22	-	-	27,000	26,595			27,000	26,595
Range Resources Corp., 144a 5.000%, 8/15/22	-	-	27,000	26,730			27,000	26,730
Range Resources Corp., 144a 5.750%, 6/1/21	-	-	16,000	16,400			16,000	16,400
Rose Rock Midstream LP / Rose Rock Finance Corp., 5.625%, 11/15/23	-	-	48,000	47,040			48,000	47,040
Sabine Pass Liquefaction LLC, 144a 5.000%, 3/15/27	-	-	415,000	433,815			415,000	433,815
SemGroup Corp., 144a 6.375%, 3/15/25	-	-	16,000	15,720			16,000	15,720
SESI LLC, 7.125%, 12/15/21	-	-	15,000	15,188			15,000	15,188
Shell International Finance BV (Netherlands), 1.875%, 5/10/21	-	-	400,000	391,747			400,000	391,747
Southwestern Energy Co., 4.100%, 3/15/22	-	-	40,000	37,400			40,000	37,400
Southwestern Energy Co., 5.800%, 1/23/20	-	-	31,000	31,291			31,000	31,291
Summit Midstream Holdings LLC / Summit Midstream Finance Corp., 5.750%, 4/15/25	-	-	22,000	21,890			22,000	21,890
Transocean Phoenix 2 Ltd. (Cayman Islands), 144a 7.750%, 10/15/24	-	-	55,000	59,125			55,000	59,125
Unit Corp., 6.625%, 5/15/21	-	-	85,000	83,725			85,000	83,725
Weatherford International Ltd (Bermuda), 6.500%, 8/1/36	-	-	31,000	29,295			31,000	29,295
Williams Partners LP, 3.350%, 8/15/22	-	-	217,000	216,633			217,000	216,633
		-		4,607,331				4,607,331

Health Care - 1.1%
Abbott Laboratories, 3.750%, 11/30/26	-	-	395,000	394,503			395,000	394,503
AbbVie, Inc., 4.450%, 5/14/46	-	-	342,000	326,348			342,000	326,348
Acadia Healthcare Co., Inc., 6.500%, 3/1/24	-	-	77,000	81,043			77,000	81,043
Actavis Funding SCS (Luxembourg), 3.800%, 3/15/25	-	-	195,000	196,779			195,000	196,779
Catholic Health Initiatives, 4.200%, 8/1/23	-	-	380,000	391,072			380,000	391,072
Centene Corp., 4.750%, 1/15/25	-	-	12,000	12,068			12,000	12,068
CHS / Community Health Systems, Inc., 7.125%, 7/15/20	-	-	21,000	19,241			21,000	19,241
CHS/Community Health Systems, Inc., 6.250%, 3/31/23	-	-	28,000	28,490			28,000	28,490
Envision Healthcare Corp., 5.625%, 7/15/22	-	-	28,000	28,700			28,000	28,700
Envision Healthcare Corp., 144a 5.125%, 7/1/22	-	-	9,000	9,160			9,000	9,160
Envision Healthcare Corp., 144a 6.250%, 12/1/24	-	-	24,000	25,200			24,000	25,200
Express Scripts Holding Co., 3.300%, 2/25/21	-	-	336,000	341,810			336,000	341,810
HCA, Inc., 5.375%, 2/1/25	-	-	54,000	56,295			54,000	56,295
HCA, Inc., 5.875%, 5/1/23	-	-	52,000	56,160			52,000	56,160
HealthSouth Corp., 5.750%, 11/1/24	-	-	54,000	54,405			54,000	54,405
Kindred Healthcare, Inc., 8.750%, 1/15/23	-	-	28,000	28,070			28,000	28,070
Mallinckrodt International Finance SA (Luxembourg), 4.750%, 4/15/23	-	-	7,000	5,932			7,000	5,932
Mallinckrodt International Finance SA / Mallinckrodt CB LLC (Luxembourg), 144a 5.500%, 4/15/25	-	-	53,000	48,760			53,000	48,760
Medtronic Global Holdings SCA (Luxembourg), 3.350%, 4/1/27	-	-	320,000	322,275			320,000	322,275
Mylan NV (Netherlands), 3.000%, 12/15/18	-	-	180,000	182,089			180,000	182,089
Ochsner Clinic Foundation, 5.897%, 5/15/45	-	-	300,000	341,972			300,000	341,972
Select Medical Corp., 6.375%, 6/1/21	-	-	54,000	54,540			54,000	54,540
Shire Acquisitions Investments Ireland DAC (Ireland), 2.400%, 9/23/21	-	-	426,000	416,591			426,000	416,591
Teleflex, Inc., 4.875%, 6/1/26	-	-	8,000	8,040			8,000	8,040
Tenet Healthcare Corp., 4.750%, 6/1/20	-	-	6,000	6,130			6,000	6,130
Tenet Healthcare Corp., 144a 7.500%, 1/1/22	-	-	15,000	16,200			15,000	16,200
Teva Pharmaceutical Finance Netherlands III BV (Netherlands), 2.200%, 7/21/21	-	-	172,000	165,990			172,000	165,990
Teva Pharmaceutical Finance Netherlands III BV (Netherlands), 3.150%, 10/1/26	-	-	378,000	348,332			378,000	348,332
Universal Hospital Services, Inc., 7.625%, 8/15/20	-	-	28,000	27,860			28,000	27,860

	Sentinel Total Return Bond Fund		Touchstone Active Bond Fund		Pro Forma Adjustments		Proforma Combined Touchstone Active Bond Fund
	Principal Amount	Market Value	Principal Amount	Market Value	Principal Amount	Market Value	Principal Amount	Market Value
Zimmer Biomet Holdings, Inc., 3.150%, 4/1/22	-	-	190,000	190,695			190,000	190,695
Zimmer Biomet Holdings, Inc., 3.375%, 11/30/21	-	-	110,000	111,284			110,000	111,284
		-		4,296,034				4,296,034
Information Technology - 1.0%
Activision Blizzard, Inc., 144a 6.125%, 9/15/23	-	-	429,000	464,393			429,000	464,393
Apple, Inc., 4.650%, 2/23/46	-	-	313,000	335,850			313,000	335,850
CDW LLC / CDW Finance Corp., 5.000%, 9/1/23	-	-	17,000	17,191			17,000	17,191
CDW LLC / CDW Finance Corp., 5.500%, 12/1/24	-	-	38,000	39,805			38,000	39,805
Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 144a 4.420%, 6/15/21	-	-	395,000	413,069			395,000	413,069
Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 144a 5.450%, 6/15/23	-	-	32,000	34,528			32,000	34,528
Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 144a 7.125%, 6/15/24	-	-	87,000	96,177			87,000	96,177
Diebold Nixdorf, Inc., 8.500%, 4/15/24	-	-	54,000	59,670			54,000	59,670
Electronic Arts, Inc., 3.700%, 3/1/21	-	-	432,000	448,400			432,000	448,400
EMC Corp., 3.375%, 6/1/23†	-	-	10,000	9,552			10,000	9,552
Fidelity National Information Services, Inc., 3.625%, 10/15/20	-	-	470,000	488,410			470,000	488,410
First Data Corp., 144a 7.000%, 12/1/23	-	-	7,000	7,508			7,000	7,508
Hewlett Packard Enterprise Co., 2.450%, 10/5/17	-	-	440,000	441,284			440,000	441,284
Microsoft Corp., 3.500%, 2/12/35	-	-	190,000	182,808			190,000	182,808
NCR Corp., 5.875%, 12/15/21	-	-	88,000	91,740			88,000	91,740
Open Text Corp. (Canada), 144a 5.875%, 6/1/26	-	-	47,000	49,232			47,000	49,232
Oracle Corp., 2.650%, 7/15/26	-	-	338,000	321,846			338,000	321,846
QUALCOMM, Inc., 3.450%, 5/20/25	-	-	425,000	431,176			425,000	431,176
Quintiles IMS, Inc., 144a 4.875%, 5/15/23	-	-	11,000	11,151			11,000	11,151
Sensata Technologies BV (Netherlands), 144a 5.000%, 10/1/25	-	-	31,000	31,232			31,000	31,232
		-		3,975,022				3,975,022

Telecommunication Services - 1.0%
Altice Financing SA (Luxemburg), 144a 6.625%, 2/15/23	-	-	59,000	61,419			59,000	61,419
AMC Networks, Inc., 5.000%, 4/1/24	-	-	23,000	23,000			23,000	23,000
AT&T, Inc., 3.900%, 3/11/24	-	-	225,000	228,620			225,000	228,620
AT&T, Inc., 4.350%, 6/15/45	-	-	90,000	79,216			90,000	79,216
AT&T, Inc., 4.500%, 5/15/35	-	-	360,000	339,850			360,000	339,850
Block Communications, Inc., 144a 6.875%, 2/15/25	-	-	7,000	7,420			7,000	7,420
CenturyLink, Inc., 5.150%, 6/15/17	-	-	325,000	327,275			325,000	327,275
CenturyLink, Inc., 5.800%, 3/15/22	-	-	8,000	8,250			8,000	8,250
CenturyLink, Inc., 6.450%, 6/15/21	-	-	2,000	2,125			2,000	2,125
Charter Communications Operating LLC / Charter Communications Operating Capital, 6.484%, 10/23/45	-	-	264,000	303,953			264,000	303,953
Comcast Corp., 1.625%, 1/15/22	-	-	372,000	356,727			372,000	356,727
CommScope Technologies LLC, 144a 5.000%, 3/15/27	-	-	16,000	15,975			16,000	15,975
CommScope, Inc., 144a 5.500%, 6/15/24	-	-	4,000	4,136			4,000	4,136
CSC Holdings LLC, 5.250%, 6/1/24	-	-	34,000	33,873			34,000	33,873
CSC Holdings LLC, 144a 10.125%, 1/15/23	-	-	60,000	69,600			60,000	69,600
Discovery Communications LLC, 3.450%, 3/15/25	-	-	500,000	473,476			500,000	473,476
DISH DBS Corp., 5.125%, 5/1/20	-	-	48,000	50,040			48,000	50,040
Frontier Communications Corp., 10.500%, 9/15/22	-	-	10,000	10,125			10,000	10,125
Frontier Communications Corp., 6.250%, 9/15/21	-	-	90,000	83,700			90,000	83,700
Gray Television, Inc., 144a 5.125%, 10/15/24	-	-	45,000	44,438			45,000	44,438
Level 3 Financing, Inc., 5.250%, 3/15/26	-	-	13,000	13,065			13,000	13,065
LIN Television Corp., 5.875%, 11/15/22	-	-	5,000	5,175			5,000	5,175
Match Group, Inc., 6.375%, 6/1/24	-	-	6,000	6,491			6,000	6,491
Nexstar Escrow Corp., 144a 5.625%, 8/1/24	-	-	31,000	31,465			31,000	31,465
Qwest Corp., 6.750%, 12/1/21	-	-	375,000	411,093			375,000	411,093
Sprint Communications, Inc., 6.000%, 11/15/22	-	-	181,000	185,072			181,000	185,072
Symantec Corp., 144a 5.000%, 4/15/25	-	-	7,000	7,178			7,000	7,178
Univision Communications, Inc., 144a 5.125%, 2/15/25	-	-	13,000	12,789			13,000	12,789
Verizon Communications, Inc., 4.672%, 3/15/55	-	-	425,000	379,525			425,000	379,525
Verizon Communications, Inc., 144a 5.012%, 4/15/49	-	-	331,000	321,449			331,000	321,449

	Sentinel Total Return Bond Fund		Touchstone Active Bond Fund		Pro Forma Adjustments		Proforma Combined Touchstone Active Bond Fund
	Principal Amount	Market Value	Principal Amount	Market Value	Principal Amount	Market Value	Principal Amount	Market Value
Videotron Ltd. / Videotron Ltee (Canada), 144a 5.125%, 4/15/27	-	-	40,000	40,300			40,000	40,300
		-		3,936,820				3,936,820
Industrials - 0.8%
Allegion PLC (Ireland), 5.875%, 9/15/23	-	-	9,000	9,608			9,000	9,608
Arconic, Inc., 5.125%, 10/1/24	-	-	31,000	32,023			31,000	32,023
Burlington Northern Santa Fe LLC, 5.750%, 5/1/40	-	-	190,000	230,564			190,000	230,564
Clean Harbors, Inc., 5.125%, 6/1/21	-	-	3,000	3,063			3,000	3,063
CNH Industrial NV (Netherlands), 4.500%, 8/15/23	-	-	48,000	48,660			48,000	48,660
Eagle Materials, Inc., 4.500%, 8/1/26	-	-	19,000	18,905			19,000	18,905
FedEx Corp., 5.100%, 1/15/44	-	-	400,000	430,488			400,000	430,488
Huntington Ingalls Industries, Inc., 144a 5.000%, 11/15/25	-	-	5,000	5,225			5,000	5,225
Joy Global, Inc., 5.125%, 10/15/21	-	-	403,000	432,483			403,000	432,483
KLX, Inc., 144a 5.875%, 12/1/22	-	-	57,000	58,781			57,000	58,781
Koppers, Inc., 144a 6.000%, 2/15/25	-	-	7,000	7,228			7,000	7,228
Louisiana-Pacific Corp., 4.875%, 9/15/24	-	-	29,000	29,145			29,000	29,145
Masco Corp., 4.375%, 4/1/26	-	-	310,000	322,155			310,000	322,155
Moog, Inc., 144a 5.250%, 12/1/22	-	-	3,000	3,075			3,000	3,075
Orbital ATK, Inc., 5.250%, 10/1/21	-	-	20,000	20,675			20,000	20,675
Owens-Brockway Glass Container, Inc., 144a 5.875%, 8/15/23	-	-	5,000	5,291			5,000	5,291
Roper Technologies, Inc., 3.000%, 12/15/20	-	-	430,000	438,081			430,000	438,081
SBA Tower Trust, 144a 2.898%, 10/15/19	-	-	334,000	335,038			334,000	335,038
Siemens Financieringsmaatschappij NV (Netherlands), 144a 3.125%, 3/16/24	-	-	350,000	352,503			350,000	352,503
XPO CNW, Inc., 6.700%, 5/1/34	-	-	158,000	143,385			158,000	143,385
		-		2,926,376				2,926,376

Consumer Staples - 0.7%
AdvancePierre Foods Holdings, Inc., 144a 5.500%, 12/15/24	-	-	27,000	27,304			27,000	27,304
Albertsons Cos. LLC / Safeway, Inc. / New Albertson's Inc. / Albertson's LLC, 144a 5.750%, 3/15/25	-	-	54,000	52,380			54,000	52,380
Avis Budget Car Rental LLC / Avis Budget Finance, Inc., 5.500%, 4/1/23	-	-	55,000	53,144			55,000	53,144
B&G Foods, Inc., 5.250%, 4/1/25	-	-	5,000	5,044			5,000	5,044
Cardtronics, Inc. / Cardtronics USA, 144a 5.500%, 5/1/25	-	-	26,000	26,293			26,000	26,293
Cott Holdings, Inc., 144a 5.500%, 4/1/25	-	-	27,000	27,481			27,000	27,481
CVS Health Corp., 5.125%, 7/20/45	-	-	260,000	286,857			260,000	286,857
IHS Markit Ltd., 144a 5.000%, 11/1/22	-	-	55,000	57,612			55,000	57,612
JBS USA LLC / JBS USA Finance, Inc., 144a 5.750%, 6/15/25	-	-	20,000	20,200			20,000	20,200
KFC Holding Co. / Pizza Hut Holdings LLC/Taco Bell of America LLC, 144a 5.250%, 6/1/26	-	-	6,000	6,105			6,000	6,105
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, 144a 5.000%, 6/1/24	-	-	40,000	40,850			40,000	40,850
Kraft Heinz Foods Co., 6.875%, 1/26/39	-	-	515,000	642,460			515,000	642,460
Kroger Co. (The), 5.000%, 4/15/42	-	-	500,000	523,726			500,000	523,726
Mondelez International Holdings Netherlands BV (Netherlands), 144a 2.000%, 10/28/21	-	-	450,000	432,991			450,000	432,991
Moody's Corp., 2.750%, 12/15/21	-	-	351,000	350,455			351,000	350,455
Post Holdings, Inc., 144a 5.000%, 8/15/26	-	-	73,000	69,898			73,000	69,898
TreeHouse Foods, Inc., 4.875%, 3/15/22	-	-	7,000	7,158			7,000	7,158
TreeHouse Foods, Inc., 144a 6.000%, 2/15/24	-	-	14,000	14,665			14,000	14,665
US Foods, Inc., 144a 5.875%, 6/15/24	-	-	11,000	11,412			11,000	11,412
		-		2,656,035				2,656,035

Utilities - 0.6%
AES Corp., 4.875%, 5/15/23	-	-	78,000	77,610			78,000	77,610
Alabama Power Capital Trust V, 4.248%, 10/1/42(A)	-	-	874,000	838,618			874,000	838,618
Dominion Resources, Inc., 2.000%, 8/15/21	-	-	420,000	407,490			420,000	407,490
Dynegy, Inc., 7.375%, 11/1/22	-	-	18,000	17,820			18,000	17,820
Dynegy, Inc., 144a 8.000%, 1/15/25	-	-	21,000	20,108			21,000	20,108
Fortis, Inc. (Canada), 144a 3.055%, 10/4/26	-	-	384,000	359,207			384,000	359,207
NextEra Energy Capital Holdings, Inc., 6.000%, 3/1/19	-	-	15,000	16,072			15,000	16,072
NGL Energy Partners LP / NGL Energy Finance Corp., 6.875%, 10/15/21	-	-	17,000	17,298			17,000	17,298
NGL Energy Partners LP / NGL Energy Finance Corp., 144a 7.500%, 11/1/23	-	-	65,000	67,112			65,000	67,112

	Sentinel Total Return Bond Fund			Touchstone Active Bond Fund		Pro Forma Adjustments		Proforma Combined Touchstone Active Bond Fund
	Principal Amount	Market Value		Principal Amount	Market Value	Principal Amount	Market Value	Principal Amount	Market Value
PacifiCorp, 5.750%, 4/1/37	-	-		272,000	332,416			272,000	332,416
		-			2,153,751				2,153,751
Real Estate - 0.5%
CoreCivic, Inc., 4.125%, 4/1/20†	-	-		7,000	7,140			7,000	7,140
CoreCivic, Inc., 4.625%, 5/1/23	-	-		6,000	5,993			6,000	5,993
CoreCivic, Inc., 5.000%, 10/15/22	-	-		15,000	15,488			15,000	15,488
Crown Castle International Corp., REIT, 3.400%, 2/15/21	-	-		450,000	457,743			450,000	457,743
Equinix, Inc. REIT, 5.375%, 4/1/23	-	-		24,000	24,990			24,000	24,990
Equinix, Inc. REIT, 5.375%, 5/15/27	-	-		7,000	7,228			7,000	7,228
ESH Hospitality, Inc. REIT, 144a 5.250%, 5/1/25	-	-		39,000	39,317			39,000	39,317
Omega Healthcare Investors, Inc. REIT, 4.950%, 4/1/24	-	-		400,000	411,724			400,000	411,724
Simon Property Group LP, REIT, 2.750%, 2/1/23	-	-		330,000	325,797			330,000	325,797
Vornado Realty LP REIT, 5.000%, 1/15/22	-	-		175,000	188,748			175,000	188,748
Welltower, Inc. REIT, 6.125%, 4/15/20	-	-		316,000	349,520			316,000	349,520
		-			1,833,688				1,833,688

Materials - 0.2%
ArcelorMittal (Luxembourg), 6.250%, 3/1/21	-	-		11,000	11,880			11,000	11,880
Braskem America Finance Co., 144a 7.125%, 7/22/41	-	-		200,000	212,100			200,000	212,100
CF Industries, Inc., 3.450%, 6/1/23	-	-		50,000	47,250			50,000	47,250
CVR Partners LP / CVR Nitrogen Finance Corp., 144a 9.250%, 6/15/23	-	-		48,000	49,260			48,000	49,260
Domtar Corp., 10.750%, 6/1/17	-	-		119,000	120,354			119,000	120,354
Freeport-McMoRan, Inc., 144a 6.750%, 2/1/22	-	-		38,000	38,950			38,000	38,950
Hudbay Minerals, Inc. (Canada), 144a 7.250%, 1/15/23	-	-		21,000	22,260			21,000	22,260
Kraton Polymers LLC / Kraton Polymers Capital Corp., 144a 7.000%, 4/15/25	-	-		12,000	12,165			12,000	12,165
Lundin Mining Corp. (Canada), 144a 7.500%, 11/1/20	-	-		47,000	49,703			47,000	49,703
NOVA Chemicals Corp. (Canada), 144a 5.250%, 8/1/23	-	-		27,000	27,608			27,000	27,608
Scotts Miracle-Gro Co. (The), 144a 5.250%, 12/15/26	-	-		21,000	21,262			21,000	21,262
		-			612,792				612,792

Corporate Bonds Total		-			42,092,157				42,092,157

U.S. Treasury Obligations - 9.2%
U.S. Treasury Bond, 2.250%, 8/15/46	-	-		1,036,000	876,796			1,036,000	876,796
U.S. Treasury Bond, 2.500%, 2/15/46	-	-		410,000	367,462			410,000	367,462
U.S. Treasury Bond, 2.875%, 11/15/46	-	-		200,000	194,055			200,000	194,055
U.S. Treasury Bond, 3.000%, 2/15/47	-	-		2,800,000	2,790,046			2,800,000	2,790,046
U.S. Treasury Bond, 3.000%, 5/15/45	-	-		135,000	134,214			135,000	134,214
U.S. Treasury Inflation Indexed Bonds, 0.375%, 1/15/27	-	-		13,020,000	13,029,710			13,020,000	13,029,710
U.S. Treasury Note, 1.125%, 2/28/19	-	-		2,055,000	2,050,343			2,055,000	2,050,343
U.S. Treasury Note, 1.125%, 7/31/21	-	-		1,500,000	1,454,766			1,500,000	1,454,766
U.S. Treasury Note, 1.375%, 4/30/21	-	-		1,500,000	1,474,804			1,500,000	1,474,804
U.S. Treasury Note, 2.000%, 11/15/26	-	-		4,740,000	4,578,916			4,740,000	4,578,916
U.S. Treasury Note, 2.000%, 12/31/21	-	-		8,500,000	8,532,538			8,500,000	8,532,538
U.S. Treasury Obligations Total		-			35,483,650				35,483,650

Asset-Backed Securities - 2.9%
Ascentium Equipment Receivables Trust, Ser 2016-1A, Class B, 144a 2.850%, 7/10/20	-	-		475,000	480,332			475,000	480,332
CIT Home Equity Loan Trust, Ser 2002-1, Class AF5, 7.210%, 2/25/33(C)	-	-		3,465	3,459			3,465	3,459
CWHEQ Home Equity Loan Trust, Ser 2007-S1, Class A5, 6.018%, 11/25/36(A)	-	-		382,425	364,822			382,425	364,822
Dell Equipment Finance Trust, Ser 2015-1, Class C, 144a 2.420%, 3/23/20	-	-		450,000	452,388			450,000	452,388
Domino's Pizza Master Issuer LLC, Ser 2012-1A, Class A2, 144a 5.216%, 1/25/42	-	-		176,271	178,568			176,271	178,568
FFMLT Trust, Ser 2005-FFA, Class M3, 6.017%, 3/25/25(C)	-	-		414,795	426,006			414,795	426,006
FHLMC Structured Pass Through Securities, Ser T-20, Class A5, 6.895%, 12/25/29(C)	-	-		200,011	248,669			200,011	248,669
FNMA REMIC Trust, Ser 2001-W2, Class AF6, 6.589%, 10/25/31(C)	-	-		51,706	55,148			51,706	55,148
Keuka Park CLO Ltd 2013-1, 2.741%, 10/21/24	2,000,000	1,999,994	(E)	-	-			2,000,000	1,999,994

	Sentinel Total Return Bond Fund			Touchstone Active Bond Fund		Pro Forma Adjustments		Proforma Combined Touchstone Active Bond Fund
	Principal Amount	Market Value		Principal Amount	Market Value	Principal Amount	Market Value	Principal Amount	Market Value
Leaf Receivables Funding LLC, Ser 2016-1, Class B, 144a 2.780%, 8/15/22	-	-		300,000	297,318			300,000	297,318
Mid-State Capital Corp. Trust, Ser 2005-1, Class M2, 7.079%, 1/15/40	-	-		1,556,467	1,704,112			1,556,467	1,704,112
Nomad CLO Ltd., 2.223%, 1/15/25	1,250,000	1,249,995	(E)	-	-			1,250,000	1,249,995
Orange Lake Timeshare Trust, Ser 2016-A, Class A, 144a 2.610%, 3/8/29	-	-		485,246	479,438			485,246	479,438
RASC Trust, Ser 2001-KS3, Class AI6, 5.960%, 9/25/31(A)	-	-		1,999	2,074			1,999	2,074
Santander Drive Auto Receivables Trust, Ser 2015-1, Class B, 1.970%, 11/15/19	-	-		288,603	289,031			288,603	289,031
Sonic Capital LLC, Ser 2016-1A, Class A2, 144a 4.472%, 5/20/46	-	-		313,163	308,609			313,163	308,609
SpringCastle America Funding LLC, Ser 2016-AA, Class A, 144a 3.050%, 4/25/29	-	-		434,579	437,245			434,579	437,245
Taco Bell Funding, LLC, 3.832%, 5/25/26	1,990,000	2,017,293	(E)	-	-			1,990,000	2,017,293
Asset-Backed Securities Total		5,267,282			5,727,219				10,994,501

Non-Agency Collateralized Mortgage Obligations - 0.8%
Adjustable Rate Mortgage Trust, Ser 2004-4, Class 3A1, 3.336%, 3/25/35(A)	-	-		4,388	4,234			4,388	4,234
Alternative Loan Trust, Ser 2004-30CB, Class 3A1, 5.000%, 2/25/20	-	-		283,674	281,120			283,674	281,120
Alternative Loan Trust, Ser 2005-J3, Class 3A1, 6.500%, 9/25/34	-	-		25,957	25,499			25,957	25,499
CSFB Mortgage-Backed Trust, Ser 2004-7, Class 6A1, 5.250%, 10/25/19	-	-		49,863	50,409			49,863	50,409
JP Morgan Mortgage Trust, Ser 2005-A1, Class 2A1, 3.268%, 2/25/35(A)	-	-		106,458	107,572			106,458	107,572
JP Morgan Mortgage Trust, Ser 2005-A2, Class 7CB1, 3.367%, 4/25/35(A)	-	-		272,584	273,935			272,584	273,935
JP Morgan Mortgage Trust, Ser 2006-A4, Class 2A2, 3.082%, 6/25/36(A)	-	-		62,113	55,689			62,113	55,689
MASTR Alternative Loans Trust, Ser 2004-7, Class 10A1, 6.000%, 6/25/34	-	-		53,990	54,264			53,990	54,264
Residential Asset Securitization Trust, Ser 2006-A1, Class 1A3, 6.000%, 4/25/36	-	-		213,117	163,546			213,117	163,546
Sequoia Mortgage Trust, Ser 2013-10, Class B2, 144a 3.568%, 8/25/43(A)	-	-		595,221	583,456			595,221	583,456
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Ser 2004-21XS, Class 2A6B, 5.650%, 12/25/34(C)	-	-		1,987	2,015			1,987	2,015
Structured Asset Securities Corp. Trust, Ser 2005-17, Class 5A1, 5.500%, 10/25/35	-	-		150,892	120,104			150,892	120,104
Towd Point Mortgage Trust, Ser 2015-3, Class A2, 144a 4.000%, 3/25/54(A)	-	-		700,000	707,540			700,000	707,540
Towd Point Mortgage Trust, Ser 2016-2, Class A1, 144a 3.000%, 8/25/55(A)	-	-		374,288	375,506			374,288	375,506
Washington Mutual Alternative Mortgage Pass-Through Certificates, Ser 2005-9, Class 2A4, 5.500%, 11/25/35	-	-		124,450	111,639			124,450	111,639
Wells Fargo Mortgage Backed Securities Trust, Ser 2003-G, Class A1, 2.895%, 6/25/33(A)	-	-		125,129	125,372			125,129	125,372
Non-Agency Collateralized Mortgage Obligations Total		-			3,041,900				3,041,900

Commercial Mortgage-Backed Securities - 0.4%
Cosmopolitan Hotel Trust, Ser 2016-CSMO, Class A, 144a 2.312%, 11/15/33(A)	-	-		595,000	599,840			595,000	599,840
Eleven Madison Trust Mortgage Trust, Ser 2015-11MD, Class C, 144a 3.555%, 9/10/35(A)	-	-		550,000	546,464			550,000	546,464
J.P. Morgan Chase Commercial Mortgage Securities Trust, Ser 2016-NINE, Class B, 144a 2.854%, 10/6/38(A)	-	-		528,000	503,906			528,000	503,906
Commercial Mortgage-Backed Securities Total		-			1,650,210				1,650,210

	Shares			Shares		Shares		Shares
Preferred Stocks - 0.2%

Utilities - 0.1%
Entergy Arkansas, Inc., 4.875%	-	-		8,634	196,164			8,634	196,164
Entergy Louisiana LLC, 4.875%	-	-		8,769	198,267			8,769	198,267
Entergy Mississippi, Inc., 4.900%	-	-		7,966	180,271			7,966	180,271
		-			574,702				574,702

	Sentinel Total Return Bond Fund		Touchstone Active Bond Fund		Pro Forma Adjustments		Proforma Combined Touchstone Active Bond Fund
	Principal Amount	Market Value	Principal Amount	Market Value	Principal Amount	Market Value	Principal Amount	Market Value
Real Estate - 0.1%
Public Storage, 4.900%	-	-	19,007	427,467			19,007	427,467

Preferred Stocks Total		-		1,002,169				1,002,169

	Principal Amount		Principal Amount		Principal Amount		Principal Amount
Agency Collateralized Mortgage Obligations - 0.1%
FNMA REMIC, Ser 2015-51, Class KC, 3.000%, 6/25/45	-	-	138,812	140,345			138,812	140,345
FNMA Trust, Ser 2004-W15, Class 2AF, 1.232%, 8/25/44(A)	-	-	139,845	138,784			139,845	138,784
GNMA, Ser 2003-11, Class GJ, 4.000%, 10/17/29	-	-	10,844	11,403			10,844	11,403
Agency Collateralized Mortgage Obligations Total		-		290,532				290,532

Sovereign Bond - 0.1%
Bermuda Government International Bond, 144a 3.717%, 1/25/27	-	-	253,000	243,520			253,000	243,520

	Sentinel Total Return Bond Fund		Touchstone Active Bond Fund		Pro Forma Adjustments			Proforma Combined Touchstone Active Bond Fund
	Principal Amount	Market Value	Principal Amount	Market Value	Principal Amount	Market Value		Principal Amount	Market Value

	Shares		Shares		Shares			Shares
Short Term Investments - 3.1%
Dreyfus Government Cash Management, Institutional Shares, 0.66%∞Ω	-	-	574,093	574,093				574,093	574,093
Invesco Government & Agency Portfolio, Institutional Class, 0.61%**∞Ω	-	-	609,596	609,596				609,596	609,596
State Street Institutional U.S. Government Money Market Fund Premier Class	10,762,336	10,762,336	-	-	(88,618)	(88,618	)(F)	10,673,718	10,673,718
Short Term Investments Total		10,762,336		1,183,689			(88,618)		11,857,407
Total Investment Securities - 101.9% (Cost $390,201,484)		$290,226,264		$103,304,990			$(88,618)		$393,442,636
Liabilities in Excess of Other Assets - -1.9%		(7,764,852)		155,891		88,618	(F)		(7,520,343)
Net Assets - 100.0%		$282,461,412		$103,460,881		$-			$385,922,293

A)	Variable rate security - Rate reflected is the rate in effect as of March 31, 2017.
(B)	Perpetual Bond - A Bond with no definite maturity date.
(C)
Step Bond - A bond that pays an initial interest rate for the first period and then a higher interest rate for the following periods until maturity. The interest rate shown reflects the rate in effect as of March 31, 2017.

(D)	The actual mortgage-backed security that will be delivered is not designated until 48 hours prior to the established trade settlement date with the broker.
(E)
Following the Reorganization, all or a portion of this security may be sold.  It is expected that the Touchstone Active Bond Fund will sell approximately 67% of the securities acquired from the Target Fund.  If such sales had occurred as of 3/31/17, shareholders would have recognized capital gains of $0.10 per share of the Proforma Combined Touchstone Active Bond Fund.

(F)	Deferred compensation plan will be redeemed prior to conversion.
**	Represents collateral for securities loaned.
†	All or a portion of the security is on loan. The total market value of the securities on loan as of March 31, 2017 was $573,430.
∞	Open-End Fund.
Ω	Represents the 7-day SEC yield as of March 31, 2017.
FHLMC - Federal Home Loan Mortgage Corporation
FNMA - Federal National Mortgage Association
GNMA - Government National Mortgage Association
LLC - Limited Liability Company
LP - Limited Partnership
MTN - Medium Term Note
PLC - Public Limited Company
REIT - Real Estate Investment Trust
REMIC - Real Estate Mortgage Investment Conduit
144a - This is a restricted security that was sold in a transaction qualifying for the exemption under Rule 144A of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2017, these securities were valued at $14,095,446 or 2.5% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.

Description	Level 1	Level 2	Level 3	Total
U.S. Government Mortgage-Backed Obligations	$-	$94,376,330	$-	$94,376,330
Bank Loans	-	125,758,168	-	125,758,168
Exchange Traded Funds	-	66,652,093	-	66,652,093
Corporate Bonds	-	42,092,157	-	42,092,157
U.S. Treasury Obligations	-	35,483,650	-	35,483,650
Asset-Backed Securities	-	10,994,501	-	10,994,501
Non-Agency Collateralized Mortgage Obligations	-	3,041,900	-	3,041,900
Commercial Mortgage-Backed Securities	-	1,650,210	-	1,650,210
Preferred Stocks	1,002,169	-	-	1,002,169
Agency Collateralized Mortgage Obligations	-	290,532	-	290,532
Sovereign Bond	-	243,520	-	243,520
Short Term Investments	1,183,689	10,673,718	-	11,857,407
Total	$2,185,858	$391,256,778	$-	$393,442,636

Pro Forma Financial Statements for the Reorganization of Sentinel Government Securities Fund and Sentinel Total Return Bond Fund into Touchstone Active Bond Fund

Pro Forma Statement of Assets and Liabilities

As of March 31, 2017 (Unaudited)

	Sentinel Government Securities Fund		Sentinel Total Return Bond Fund		Touchstone Active Bond Fund		Pro Forma Adjustments		Proforma Combined Touchstone Active Bond Fund
Assets
Investments, at cost	$185,740,231		$288,587,030		$101,703,072		(339,445	)(1)	$575,690,888
Investments, at market value (A)	$186,644,318		$290,226,264		$103,304,990		(339,445	)(1)	$579,836,127
Cash deposits held at prime broker (B)	-		760,626		23,588				784,214
Dividends and interest receivable	545,488		1,498,126		682,649				2,726,263
Receivable for capital shares sold	92,448		695,824		85,374				873,646
Receivable for investments sold	-		3,575		395,712				399,287
Receivable for variation margin on futures contracts	-		-		8,930				8,930
Receivable for securities lending income	-		124		294				418
Receivable from Fund Advisor	-		7,370		-				7,370
Other assets	-		-		32,178				32,178
Total Assets	187,282,254		293,191,909		104,533,715		(339,445)		584,668,433

Liabilities
Bank Overdrafts	-		-		13,914				13,914
Payable to Transfer Agent	24,291		45,656		37,595				107,542
Payable for return of collateral for securities on loan	-		-		609,596				609,596
Payable for capital shares redeemed	112,006		784,635		145,476				1,042,117
Payable for investments purchased	5,727,393		9,496,445		182,573				15,406,411
Payable for variation margin on futures contracts	-		67,188		-				67,188
Payable to Investment Advisor	69,574		132,301		27,471				229,346
Payable to other affiliates	44,693		41,094		5,850				91,637
Payable to Trustees and Compliance Fees	382		2,142		3,914				6,438
Payable for Professional Services	25,615		40,898		15,462				81,975
Deferred Compensation	250,827		88,618		-		(339,445	)(1)	-
Other accrued expenses and liabilities	46,427		31,520		30,983				108,930
Total Liabilities	6,301,208		10,730,497		1,072,834		(339,445)		17,765,094

Net Assets	$180,981,046		$282,461,412		$103,460,881		-		$566,903,339

Net assets consist of:
Par Value	$186,742	(C)	$274,851	(C)	$100,381	(D)			$561,974
Paid-in capital	239,183,367		314,359,888		110,833,964				664,377,219
Accumulated net investment income (loss)	(781,561)		(466,516)		(12,866)				(1,260,943)
Accumulated net realized gains (losses) on investments, foreign currency transactions, written options and securities sold short	(58,511,589)		(32,991,102)		(9,071,098)				(100,573,789)
Net unrealized appreciation (depreciation) on investments, foreign currency transactions, written options and securities sold short	904,087		1,284,291		1,610,500				3,798,878

Sentinel Government Securities Fund	Sentinel Total Return Bond Fund	Touchstone Active Bond Fund	Pro Forma Adjustments	Proforma Combined Touchstone Active Bond Fund
Net Assets applicable to shares outstanding	$180,981,046	$282,461,412	$103,460,881	$566,903,339

Pricing of Class A Shares
Net assets attributable to Class A shares	$140,159,042	$64,109,477	$23,444,475	$609,755	(H)	$228,322,749
Shares of beneficial interest outstanding	14,464,515	(C)	6,240,246	(C)	2,264,218	(D)	(918,049)	22,050,930
Net asset value and redemption price per share	$9.69	(E)	$10.27	(E)	$10.35	(F)	$10.35
Maximum sales charge - Class A shares	2.25%	2.25%	4.75%	4.75%
Maximum offering price per share	$9.91	$10.51	$10.87	$10.87

Pricing of Class C Shares
Net assets attributable to Class C shares	$17,251,841	$23,784,867	$5,466,677	$46,503,385
Shares of beneficial interest outstanding	1,777,935	(C)	2,321,707	(C)	570,446	(D)	182,525	4,852,613
Net asset value, offering price and redemption price per share(G)	$9.70	$10.24	$9.58	$9.58

Pricing of Class R3 Shares
Net assets attributable to Class R3 shares(H)	-	$609,755	-	$(609,755)	-
Shares of beneficial interest outstanding	-	59,363	(C)	-	(59,363)	-
Net asset value, offering price and redemption price per share(G)	$10.27	-

Pricing of Class R6 Shares
Net assets attributable to Class R6 shares(I)	-	$612,150	-	$(612,150)	-
Shares of beneficial interest outstanding	-	59,537	(C)	-	(59,537)	-
Net asset value, offering price and redemption price per share(G)	$10.28	-

Pricing of Class Y Shares
Net assets attributable to Class Y shares(J)	$23,570,163	$193,345,163	$67,760,762	$612,150	$285,288,238
Shares of beneficial interest outstanding	2,431,719	(C)	18,804,288	(C)	6,547,101	(D)	(218,322)	27,564,786
Net asset value, offering price and redemption price per share(G)	$9.69	$10.28	$10.35	$10.35

Pricing of Institutional Class Shares
Net assets attributable to Institutional Class shares	$6,788,967	$6,788,967
Shares of beneficial interest outstanding	656,297	(D)	-	656,297
Net asset value, offering price and redemption price per share	$10.34	$10.34

(A) Includes market value of securities on loan of:	$573,430	$573,430

(B)	Represents segregated cash for futures contracts
(C)	Limited number of shares authorized, par value of $.01
(D)	Unlimited number of shares authorized, par value of $.01

(E)
There is no sales load on subscriptions of $500,000 or more. Redemptions that were part of a $500,000 million or more subscription may be subject to a contingent deferred sales load if redeemed within a one-year period from the date of purchase.

(F)
There is no sales load on subscriptions of $1 million or more. Redemptions that were part of a $1 million or more subscription may be subject to a contingent deferred sales load if redeemed within a one-year period from the date of purchase.

(G)	Redemption price per share varies by length of time shares are held due to the terms of the contingent deferred sales charge.
(H)	Sentinel Total Return Bond Fund Class R3 shares will convert to Touchstone Active Bond Fund Class A shares.
(I)	Sentinel Total Return Bond Fund Class R6 shares will convert to Touchstone Active Bond Fund Class Y shares.
(J)	Sentinel Government Securities and Total Return Bond Funds Class I shares will convert to Touchstone Active Bond Fund Class Y shares.
(1)	Deferred compensation plan will be redeemed prior to conversion.

Pro Forma Statement of Operations

For the twelve months ending March 31, 2017 (Unaudited)

	Sentinel Total Return Bond Fund	Sentinel Government Securities Fund	Touchstone Active Bond Fund	Pro Forma Adjustments		Proforma Touchstone Active Combined Bond Fund
Investment Income
Dividends	$5,792,678	$11,956	$40,516	$-		$5,845,150
Interest Income	6,045,264	5,248,844	3,691,667	-		14,985,775
Income from Securities loaned	113,304	-	1,082	-		114,386
Total Investment Income	11,951,246	5,260,800	3,733,265	-		20,945,311
Expenses
Investment advisory fees	2,281,007	957,656	437,642	(843,366	)(A)	2,832,939
Accounting and Administration services	163,341	78,475	158,645	711,042	(A)	1,111,503
Compliance fees and expenses	33,358	16,743	2,856	(50,567	)(B)	2,390
Custody fees	52,454	25,525	44,338	(22,317	)(B)	100,000
Professional fees	50,175	33,050	32,858	(83,225	)(B)	32,858
Transfer Agent fees, Class A	287,917	223,587	34,505	-		546,009
Transfer Agent fees, Class C	31,844	26,885	7,534	-		66,263
Transfer Agent fees, Class Y	414,073	26,340	99,337	-	(C)	539,750
Transfer Agent fees, Institutional Class	-	-	145	-		145
Transfer Agent fees, Class R3	9	-	-	(9	)(C)	-
Transfer Agent fees, Class R6	9	-	-	(9	)(C)	-
Registration Fees, Class A	13,876	20,229	12,201	(26,076	)(B)	20,230
Registration Fees, Class C	13,089	11,748	11,037	(22,784	)(B)	13,090
Registration Fees, Class Y	24,026	10,348	14,117	(24,465	)(B)(C)	24,026
Registration Fees, Institutional Class	-	-	10,572	-		10,572
Registration Fees, Class R3	13,585	-	-	(13,585	)(B)(C)	-
Registration Fees, Class R6	13,785	-	-	(13,785	)(B)(C)	-
Reports to Shareholders, Class A	5,551	2,557	3,131	-		11,239
Reports to Shareholders, Class C	1,239	183	2,021	-		3,443
Reports to Shareholders, Class Y	4,647	109	2,503	-	(C)	7,259
Reports to Shareholders, Class Institutional Class	-	-	1,729	-		1,729
Reports to Shareholders, Class R3	4	-	-	(4	)(C)	-
Reports to Shareholders, Class R6	4	-	-	(4	)(C)	-
Distribution expenses, Class A	198,520	323,175	63,280	133,248	(D)	718,223
Distribution expenses, Class C	321,778	219,279	63,529	-		604,586
Trustee fees	55,927	46,028	16,205	(104,679	)(B)	13,481
Other expenses	27,002	19,701	94,055	3,186	(F)	143,944
Total Expenses	4,007,220	2,041,618	1,112,240	(357,399)		6,803,679
Fees waived and/or reimbursed by the Advisor and/or Affiliates	(278,750)	-	(279,694)	56,006	(E)	(502,438)
Net Expenses	3,728,470	2,041,618	832,546	(301,393)		6,301,241
Net Investment Income (Loss)	8,222,776	3,219,182	2,900,719	301,393		14,644,070
Realized and Unrealized Gains (Losses) on Investments
Net realized gains (losses) on investments	11,192,200	(339,503)	16,937	-		10,869,634
Net realized gains (losses) on futures contracts	81,682	-	5,651	-		87,333
Net realized gains (losses) on swap agreements	-	-	(558)	-		(558)
Net realized gains (losses) on securities sold short	-	(77,500)	-	-		(77,500)
Net change in unrealized appreciation (depreciation) on investments	(9,989,198)	(4,791,154)	441,820	-		(14,338,532)
Net change in unrealized appreciation (depreciation) on foreign currency transactions	-	-	3,861	-		3,861
Net change in unrealized appreciation (depreciation) on futures contracts	(69,138)	-	8,539	-		(60,599)
Net Realized and Unrealized Gains (Losses) on Investments	1,215,546	(5,208,157)	476,250	-		(3,516,361)
Change in Net Assets Resulting from Operations	$9,438,322	$(1,988,975)	$3,376,969	$301,393		$11,127,709

(A)	Reflects the impact of applying the Acquiring Fund’s Investment Advisory and Administration fee rates following the Reorganization to the combined fund’s average net assets.
(B)	Reflects the anticipated reduction of certain duplicative expenses eliminated as a result of the Reorganization.
(C)
Holders of Sentinel Government Securities Fund Class I shares will receive Class Y shares of the Touchstone Active Bond Fund upon closing of the reorganization. Holders of Sentinel Total Return Bond Fund Class I, Class R3 and Class R6 shares will receive Class Y, Class A and Class Y shares, respectively, of the Touchstone Active Bond Fund upon closing of the reorganization.

(D)	Reflects the impact of applying the Acquiring Fund’s 12b-1 distribution fee rate following the Reorganization to the combined fund’s average net assets.
(E)
Reflects the increase (decrease) in expense reimbursement payments the advisor would have made to the combined fund if the Reorganization had occurred on the first day of the 12-month period ended March 31, 2017.

(F)	Reflects the anticipated increase of certain expenses as a result of the Reorganization.

Pro Forma Portfolio of Investments

As of March 31, 2017 (Unaudited)

	Sentinel Total Return Bond Fund			Sentinel Government Securities Fund			Touchstone Active Bond Fund		Pro Forma Adjustments		Proforma Combined Touchstone Active Bond Fund
	Principal Amount	Market Value		Principal Amount	Market Value		Principal Amount	Market Value	Principal Amount	Market Value	Principal Amount	Market Value
U.S. Government Mortgage-Backed Obligations - 47.9%
FHLMC, 360017, 11.000%, 11/1/17	-	$-		6	6	(E)	-	$-			$6	$6
FHLMC, A64971, 5.500%, 8/1/37	-	-		8,166	9,204	(E)	-	-			8,166	9,204
FHLMC, A89148, 4.000%, 10/1/39	-	-		6,489,922	6,830,519	(E)	-	-			6,489,922	6,830,519
FHLMC, G05483, 4.500%, 6/1/39	-	-		4,146,832	4,471,402	(E)	-	-			4,146,832	4,471,402
FHLMC, G05624, 4.500%, 9/1/39	-	-		9,290,437	10,020,323	(E)	-	-			9,290,437	10,020,323
FHLMC, J22900, 2.500%, 3/1/28	1,091,298	1,104,804	(E)	13,641,223	13,810,054	(E)	-	-			14,732,521	14,914,858
FHLMC, Q29056, 4.000%, 10/1/44	8,019,425	8,418,815		5,371,006	5,638,497		-	-			13,390,431	14,057,311
FHLMC, Q32917, 3.000%, 4/1/45	10,665,455	10,615,702		-	-		-	-			10,665,455	10,615,702
FHLMC, Q33006, 3.500%, 4/1/45	13,113,262	13,421,860		11,579,810	11,852,320		-	-			24,693,072	25,274,180
FHLMC, 1B3366, 3.447%, 3/1/37(A)	-	-		-	-		65,703	69,384			65,703	69,384
FHLMC, 1H1348, 2.681%, 10/1/36(A)	-	-		-	-		173,302	183,254			173,302	183,254
FHLMC, 1Q0339, 3.312%, 4/1/37(A)	-	-		-	-		595,629	630,351			595,629	630,351
FHLMC, A12886, 5.000%, 8/1/33	-	-		-	-		24,555	26,990			24,555	26,990
FHLMC, A13842, 6.000%, 9/1/33	-	-		-	-		61,701	69,653			61,701	69,653
FHLMC, A21415, 5.000%, 5/1/34	-	-		-	-		14,285	15,657			14,285	15,657
FHLMC, A35682, 5.000%, 7/1/35	-	-		-	-		33,037	36,121			33,037	36,121
FHLMC, A36523, 5.000%, 8/1/35	-	-		-	-		17,717	19,373			17,717	19,373
FHLMC, A46590, 5.000%, 8/1/35	-	-		-	-		85,991	93,576			85,991	93,576
FHLMC, A56988, 5.500%, 2/1/37	-	-		-	-		28,073	31,144			28,073	31,144
FHLMC, A96485, 4.500%, 1/1/41	-	-		-	-		179,984	193,452			179,984	193,452
FHLMC, A97897, 4.500%, 4/1/41	-	-		-	-		824,015	897,396			824,015	897,396
FHLMC, C62740, 7.000%, 1/1/32	-	-		-	-		26,593	29,475			26,593	29,475
FHLMC, C72254, 6.500%, 7/1/32	-	-		-	-		26,743	30,563			26,743	30,563
FHLMC, C90986, 7.000%, 6/1/26	-	-		-	-		100,904	110,930			100,904	110,930
FHLMC, G02184, 5.000%, 4/1/36	-	-		-	-		29,278	32,005			29,278	32,005
FHLMC, G05733, 5.000%, 11/1/39	-	-		-	-		457,021	502,844			457,021	502,844
FHLMC, J13584, 3.500%, 11/1/25	-	-		-	-		279,316	292,442			279,316	292,442
FHR, 3331 PE, 6.000%, 6/15/37	-	-		7,433,185	8,263,097	(E)	-	-			7,433,185	8,263,097
FHR, 3859 JB, 5.000%, 5/15/41	2,071,445	2,243,361		-	-		-	-			2,071,445	2,243,361
FNMA, 426830, 8.000%, 11/1/24	-	-		16,920	17,551	(E)	-	-			16,920	17,551
FNMA, 725423, 5.500%, 5/1/34	634,360	710,259		-	-		-	-			634,360	710,259
FNMA, 725610, 5.500%, 7/1/34	576,484	645,739		-	-		-	-			576,484	645,739
FNMA, 738887, 5.500%, 10/1/33	-	-		115,622	128,301	(E)	-	-			115,622	128,301
FNMA, 748895, 6.000%, 12/1/33	-	-		104,096	113,490	(E)	-	-			104,096	113,490
FNMA, 758564, 6.000%, 9/1/24	-	-		177,251	200,104	(E)	-	-			177,251	200,104
FNMA, 881279, 5.000%, 11/1/36	-	-		947,049	1,044,605	(E)	-	-			947,049	1,044,605
FNMA, 890310, 4.500%, 12/1/40	4,968,551	5,349,890		-	-		-	-			4,968,551	5,349,890
FNMA, 931533, 4.500%, 7/1/39	-	-		1,651,661	1,783,087	(E)	-	-			1,651,661	1,783,087
FNMA, 931535, 5.500%, 7/1/39	-	-		1,373,993	1,527,247	(E)	-	-			1,373,993	1,527,247
FNMA, AB7845, 3.000%, 2/1/43	-	-		9,815,373	9,789,558	(E)	-	-			9,815,373	9,789,558
FNMA, AD9193, 5.000%, 9/1/40	1,717,237	1,879,437		6,868,947	7,517,748		-	-			8,586,183	9,397,185
FNMA, AE0215, 4.000%, 12/1/39	-	-		7,874,539	8,259,718	(E)	-	-			7,874,539	8,259,718
FNMA, AI4728, 4.500%, 7/1/41	-	-		11,078,528	11,892,852	(E)	-	-			11,078,528	11,892,852
FNMA, AL2860, 3.000%, 12/1/42	-	-		13,504,662	13,469,132	(E)	-	-			13,504,662	13,469,132
FNMA, AL5718, 3.500%, 9/1/44	-	-		6,569,647	6,750,595	(E)	-	-			6,569,647	6,750,595
FNMA, AS0779, 4.000%, 10/1/43	3,440,586	3,646,810		-	-		-	-			3,440,586	3,646,810
FNMA, AT2016, 3.000%, 4/1/43	8,672,326	8,649,494		16,042,143	15,999,909		-	-			24,714,469	24,649,404
FNMA, BC1809, 3.500%, 5/1/46	5,093,487	5,213,487		12,797,387	13,098,886		-	-			17,890,874	18,312,373
FNMA, TBA 15 YR 2.5, 2.500%, 4/18/32(D)	9,400,000	9,402,938	(E)	5,780,000	5,781,806	(E)	-	-			15,180,000	15,184,744
FNMA, 255628, 5.500%, 2/1/25	-	-		-	-		106,683	118,385			106,683	118,385
FNMA, 432269, 6.500%, 8/1/28	-	-		-	-		6,136	6,822			6,136	6,822
FNMA, 535290, 8.000%, 5/1/30	-	-		-	-		5,155	6,057			5,155	6,057
FNMA, 540040, 7.500%, 6/1/28	-	-		-	-		10,534	10,560			10,534	10,560
FNMA, 561741, 7.500%, 1/1/31	-	-		-	-		21,437	24,494			21,437	24,494
FNMA, 626811, 6.500%, 6/1/17	-	-		-	-		391	391			391	391
FNMA, 640291, 7.000%, 8/1/32	-	-		-	-		60,169	65,777			60,169	65,777

	Sentinel Total Return Bond Fund			Sentinel Government Securities Fund			Touchstone Active Bond Fund		Pro Forma Adjustments		Proforma Combined Touchstone Active Bond Fund
	Principal Amount	Market Value		Principal Amount	Market Value		Principal Amount	Market Value	Principal Amount	Market Value	Principal Amount	Market Value
FNMA, 653301, 6.500%, 7/1/32	-	-		-	-		33,026	36,720			33,026	36,720
FNMA, 653502, 6.500%, 7/1/32	-	-		-	-		98,661	109,697			98,661	109,697
FNMA, 670402, 6.500%, 6/1/32	-	-		-	-		49,178	55,157			49,178	55,157
FNMA, 704460, 6.000%, 5/1/18	-	-		-	-		4,500	4,517			4,500	4,517
FNMA, 725906, 2.859%, 8/1/34(A)	-	-		-	-		6,591	6,960			6,591	6,960
FNMA, 745257, 6.000%, 1/1/36	-	-		-	-		274,159	311,375			274,159	311,375
FNMA, 745974, 3.237%, 10/1/36(A)	-	-		-	-		2,060	2,176			2,060	2,176
FNMA, 810049, 5.500%, 3/1/35	-	-		-	-		108,166	120,358			108,166	120,358
FNMA, 819297, 6.000%, 9/1/35	-	-		-	-		172,728	195,707			172,728	195,707
FNMA, 889060, 6.000%, 1/1/38	-	-		-	-		60,591	68,980			60,591	68,980
FNMA, 889061, 6.000%, 1/1/38	-	-		-	-		130,789	150,894			130,789	150,894
FNMA, 893003, 7.000%, 9/1/36	-	-		-	-		83,537	90,242			83,537	90,242
FNMA, 895657, 6.500%, 8/1/36	-	-		-	-		16,840	18,562			16,840	18,562
FNMA, 905049, 5.500%, 11/1/36	-	-		-	-		187,185	207,649			187,185	207,649
FNMA, 908944, 5.500%, 1/1/37	-	-		-	-		182,576	202,536			182,576	202,536
FNMA, 928553, 5.500%, 8/1/37	-	-		-	-		678,918	775,962			678,918	775,962
FNMA, 995220, 6.000%, 11/1/23	-	-		-	-		21,146	22,527			21,146	22,527
FNMA, AA3467, 4.500%, 4/1/39	-	-		-	-		327,531	354,305			327,531	354,305
FNMA, AA4584, 4.500%, 4/1/39	-	-		-	-		514,572	557,008			514,572	557,008
FNMA, AB1800, 4.000%, 11/1/40	-	-		-	-		118,034	124,782			118,034	124,782
FNMA, AB2452, 4.000%, 3/1/26	-	-		-	-		426,964	449,460			426,964	449,460
FNMA, AD3775, 4.500%, 3/1/25	-	-		-	-		138,363	147,148			138,363	147,148
FNMA, AD6193, 5.000%, 6/1/40	-	-		-	-		172,483	188,767			172,483	188,767
FNMA, AE0996, 4.000%, 2/1/41	-	-		-	-		429,900	454,406			429,900	454,406
FNMA, AE1568, 4.000%, 9/1/40	-	-		-	-		242,964	255,726			242,964	255,726
FNMA, AE2497, 4.500%, 9/1/40	-	-		-	-		764,985	829,740			764,985	829,740
FNMA, AE5441, 5.000%, 10/1/40	-	-		-	-		123,218	134,824			123,218	134,824
FNMA, AH1135, 5.000%, 1/1/41	-	-		-	-		369,972	405,615			369,972	405,615
FNMA, AH3483, 3.500%, 2/1/26	-	-		-	-		619,875	648,963			619,875	648,963
FNMA, AH3671, 4.000%, 2/1/26	-	-		-	-		270,908	288,340			270,908	288,340
FNMA, AH6622, 4.000%, 3/1/41	-	-		-	-		633,787	673,510			633,787	673,510
FNMA, AI0805, 4.500%, 7/1/41	-	-		-	-		27,662	29,694			27,662	29,694
FNMA, AL0150, 4.000%, 2/1/41	-	-		-	-		828,217	875,437			828,217	875,437
FNMA, AL0211, 5.000%, 4/1/41	-	-		-	-		202,072	220,969			202,072	220,969
FNR, 03-32 BZ, 6.000%, 11/25/32	-	-		377,493	425,610	(E)	-	-			377,493	425,610
FNR, 12-47 AI Interest Only, 3.000%, 5/25/22	-	-		4,202,261	198,692	(E)	-	-			4,202,261	198,692
GNMA, AG8936, 4.000%, 2/15/44	-	-		6,857,151	7,273,987	(E)	-	-			6,857,151	7,273,987
GNMA II, 004424, 5.000%, 4/20/39	-	-		2,409,115	2,656,080	(E)	-	-			2,409,115	2,656,080
GNMA II, 005175, 4.500%, 9/20/41	2,297,331	2,479,980		-	-		-	-			2,297,331	2,479,980
GNMA, 5305, 4.000%, 2/20/42	-	-		-	-		40,772	43,274			40,772	43,274
GNMA, 748495, 4.000%, 8/15/40	-	-		-	-		10,366	10,961			10,366	10,961
GNMA, 8503, 2.125%, 9/20/24(A)	-	-		-	-		19,371	19,900			19,371	19,900
GNR, 10-169 AW, 4.500%, 12/20/40	2,750,000	2,976,593		-	-		-	-			2,750,000	2,976,593
GNR, 10-33 PX, 5.000%, 9/20/38	4,501,935	4,714,100		8,125,849	8,508,801		-	-			12,627,784	13,222,901
GNR, 12-147 IO, 0.583%, 4/16/54	8,324,202	313,117	(E)	-	-		-	-			8,324,202	313,117
U.S. Government Mortgage-Backed Obligations Total		81,786,386			177,333,181			12,589,944				271,709,511

Bank Loans - 22.1%

Consumer Non-Cyclical - 5.0%
Abbott Laboratories, 4.900%, 11/30/46	800,000	829,458	(E)	-	-		-	-			800,000	829,458
Altria Group, Inc., 3.875%, 9/16/46	3,000,000	2,775,294	(E)	-	-		-	-			3,000,000	2,775,294
Amgen, Inc., 2.600%, 8/19/26	3,000,000	2,780,574	(E)	-	-		-	-			3,000,000	2,780,574
Anheuser-Busch InBev Finance, Inc., 4.900%, 2/1/46	2,900,000	3,131,243	(E)	-	-		-	-			2,900,000	3,131,243
Cardinal Health, Inc., 4.900%, 9/15/45	2,010,000	2,078,786	(E)	-	-		-	-			2,010,000	2,078,786
DaVita, Inc., 5.125%, 7/15/24	600,000	606,000	(E)	-	-		-	-			600,000	606,000
Express Scripts Holding Co., 3.400%, 3/1/27	3,000,000	2,825,220	(E)	-	-		-	-			3,000,000	2,825,220
HCA, Inc., 5.375%, 2/1/25	600,000	624,000	(E)	-	-		-	-			600,000	624,000
Kraft Heinz Foods Co., 4.375%, 6/1/46	3,000,000	2,803,416	(E)	-	-		-	-			3,000,000	2,803,416
Medtronic, Inc., 3.500%, 3/15/25	2,900,000	2,965,586	(E)	-	-		-	-			2,900,000	2,965,586

	Sentinel Total Return Bond Fund			Sentinel Government Securities Fund		Touchstone Active Bond Fund		Pro Forma Adjustments		Proforma Combined Touchstone Active Bond Fund
	Principal Amount	Market Value		Principal Amount	Market Value	Principal Amount	Market Value	Principal Amount	Market Value	Principal Amount	Market Value
Molson Coors Brewing Co., 3.000%, 7/15/26	3,000,000	2,852,496	(E)	-	-	-	-			3,000,000	2,852,496
Thermo Fisher Scientific, Inc., 2.950%, 9/19/26	3,000,000	2,856,042	(E)	-	-	-	-			3,000,000	2,856,042
Zoetis, Inc., 3.250%, 2/1/23	1,386,000	1,399,498	(E)	-	-	-	-			1,386,000	1,399,498
		28,527,614		-	-						28,527,614
Communications - 4.5%
AMC Networks, Inc., 5.000%, 4/1/24	2,880,000	2,883,600	(E)	-	-	-	-			2,880,000	2,883,600
America Movil SAB de CV, 6.125%, 3/30/40	900,000	1,049,743	(E)	-	-	-	-			900,000	1,049,743
AT&T, Inc., 3.800%, 3/15/22	5,231,000	5,410,157	(E)	-	-	-	-			5,231,000	5,410,157
CBS Corp., 4.000%, 1/15/26	3,000,000	3,071,445	(E)	-	-	-	-			3,000,000	3,071,445
CCO Holdings LLC, 5.750%, 2/15/26	600,000	630,000	(E)	-	-	-	-			600,000	630,000
Comcast Corp., 2.350%, 1/15/27	2,900,000	2,655,977	(E)	-	-	-	-			2,900,000	2,655,977
Cox Communications, Inc., 3.350%, 9/15/26	800,000	773,900	(E)	-	-	-	-			800,000	773,900
CSC Holdings LLC, 10.875%, 10/15/25	1,900,000	2,284,750	(E)	-	-	-	-			1,900,000	2,284,750
Frontier Communications Corp., 11.000%, 9/15/25	600,000	581,625	(E)	-	-	-	-			600,000	581,625
GCI, Inc., 6.875%, 4/15/25	1,434,000	1,502,115	(E)	-	-	-	-			1,434,000	1,502,115
SFR Group SA, 7.375%, 5/1/26	600,000	618,000	(E)	-	-	-	-			600,000	618,000
Sprint Corp., 7.875%, 9/15/23	600,000	664,500	(E)	-	-	-	-			600,000	664,500
Telesat Canada / Telesat LLC, 8.875%, 11/15/24	600,000	658,500	(E)	-	-	-	-			600,000	658,500
Time Warner, Inc., 3.800%, 2/15/27	2,900,000	2,868,059	(E)	-	-	-	-			2,900,000	2,868,059
		25,652,370			-		-				25,652,370

Consumer Cyclical - 2.7%
Amazon.com, Inc., 4.950%, 12/5/44	900,000	1,017,365	(E)	-	-	-	-			900,000	1,017,365
DR Horton, Inc., 4.750%, 2/15/23	1,150,000	1,223,646	(E)	-	-	-	-			1,150,000	1,223,646
General Motors Financial Co., Inc., 3.200%, 7/6/21	2,150,000	2,157,946	(E)	-	-	-	-			2,150,000	2,157,946
General Motors Financial Co., Inc., 5.250%, 3/1/26	2,000,000	2,148,620	(E)	-	-	-	-			2,000,000	2,148,620
Macy's Retail Holdings, Inc., 2.875%, 2/15/23	800,000	748,358	(E)	-	-	-	-			800,000	748,358
McDonald's Corp., 3.700%, 1/30/26	2,900,000	2,965,821	(E)	-	-	-	-			2,900,000	2,965,821
QVC, Inc., 5.450%, 8/15/34	2,325,000	2,143,738	(E)	-	-	-	-			2,325,000	2,143,738
Walgreens Boots Alliance, Inc., 3.450%, 6/1/26	2,900,000	2,826,993	(E)	-	-	-	-			2,900,000	2,826,993
Wynn Las Vegas LLC, 5.500%, 3/1/25	325,000	330,281	(E)	-	-	-	-			325,000	330,281
		15,562,768			-		-				15,562,768

Technology - 2.5%
Broadcom Corp / Broadcom Cayman Finance Ltd., 3.875%, 1/15/27	3,000,000	3,018,912	(E)	-	-	-	-			3,000,000	3,018,912
Ericsson LM, 4.125%, 5/15/22	2,725,000	2,780,407	(E)	-	-	-	-			2,725,000	2,780,407
KLA-Tencor Corp., 4.650%, 11/1/24	800,000	851,726	(E)	-	-	-	-			800,000	851,726
Micron Technology, Inc., 4.750%, 4/26/22	1,419,275	1,424,157	(E)	-	-	-	-			1,419,275	1,424,157
Microsoft Corp., 2.400%, 8/8/26	2,900,000	2,741,982	(E)	-	-	-	-			2,900,000	2,741,982
Nuance Communications, Inc., 5.625%, 12/15/26	325,000	332,313	(E)	-	-	-	-			325,000	332,313
QUALCOMM, Inc., 3.450%, 5/20/25	3,000,000	3,043,311	(E)	-	-	-	-			3,000,000	3,043,311
		14,192,809			-		-				14,192,809

Insurance - 1.9%
Chubb INA Holdings, Inc., 3.350%, 5/3/26	2,900,000	2,933,234	(E)	-	-	-	-			2,900,000	2,933,234
Manulife Financial Corp., 4.150%, 3/4/26	1,570,000	1,653,139	(E)	-	-	-	-			1,570,000	1,653,139
MetLife, Inc., 4.600%, 5/13/46	2,900,000	3,045,261	(E)	-	-	-	-			2,900,000	3,045,261
Travelers Cos, Inc., 3.750%, 5/15/46	3,000,000	2,841,951	(E)	-	-	-	-			3,000,000	2,841,951
		10,473,585			-		-				10,473,585

Financials - 1.8%
Bank of America Corp., 3.248%, 10/21/27	2,900,000	2,760,235	(E)	-	-	-	-			2,900,000	2,760,235
Brookfield Asset Management, Inc., 4.000%, 1/15/25	3,696,000	3,720,519	(E)	-	-	-	-			3,696,000	3,720,519
Citizens Financial Group, Inc., 4.300%, 12/3/25	824,000	849,191	(E)	-	-	-	-			824,000	849,191
Icahn Enterprises LP, 5.875%, 2/1/22	325,000	329,875	(E)	-	-	-	-			325,000	329,875
JPMorgan Chase & Co, 2.950%, 10/1/26	2,900,000	2,756,943	(E)	-	-	-	-			2,900,000	2,756,943
		10,416,763			-		-				10,416,763

	Sentinel Total Return Bond Fund			Sentinel Government Securities Fund		Touchstone Active Bond Fund		Pro Forma Adjustments		Proforma Combined Touchstone Active Bond Fund
	Principal Amount	Market Value		Principal Amount	Market Value	Principal Amount	Market Value	Principal Amount	Market Value	Principal Amount	Market Value
Capital Goods - 1.3%
Lockheed Martin Corp., 3.550%, 1/15/26	2,900,000	2,943,744	(E)	-	-	-	-			2,900,000	2,943,744
Northrop Grumman Corp., 3.850%, 4/15/45	3,000,000	2,823,324	(E)	-	-	-	-			3,000,000	2,823,324
Reynolds Group Issuer LLC, 5.125%, 7/15/23	600,000	616,500	(E)	-	-	-	-			600,000	616,500
United Technologies Corp., 2.650%, 11/1/26	900,000	867,461	(E)	-	-	-	-			900,000	867,461
		7,251,029			-		-				7,251,029

Real Estate - 1.1%
HCP, Inc., 4.000%, 6/1/25	800,000	804,213	(E)	-	-	-	-			800,000	804,213
Retail Opportunity Investments Partnership LP, 5.000%, 12/15/23	2,300,000	2,376,059	(E)	-	-	-	-			2,300,000	2,376,059
Simon Property Group LP, 4.250%, 11/30/46	3,000,000	2,901,819	(E)	-	-	-	-			3,000,000	2,901,819
		6,082,091			-		-				6,082,091

Basic Industry - 1.0%
CF Industries, Inc., 4.950%, 6/1/43	2,583,000	2,189,093	(E)	-	-	-	-			2,583,000	2,189,093
Domtar Corp., 6.250%, 9/1/42	3,000,000	2,959,734	(E)	-	-	-	-			3,000,000	2,959,734
Int'l. Paper Co., 4.400%, 8/15/47	800,000	754,974	(E)	-	-	-	-			800,000	754,974
		5,903,800			-		-				5,903,800

Utilities - 0.1%
Electricite de France SA, 3.625%, 10/13/25	800,000	804,850	(E)	-	-	-	-			800,000	804,850

Energy - 0.1%
Sabine Pass Liquefaction LLC, 5.625%, 3/1/25	325,000	352,317	(E)	-	-	-	-			325,000	352,317

Transportation - 0.1%
XPO Logistics, Inc., 6.500%, 6/15/22	325,000	341,250	(E)	-	-	-	-			325,000	341,250

Consumer Discretionary - 0.0%
J Crew Group, Inc., 4.090%, 3/5/21	325,000	196,921	(E)	-	-	-	-			325,000	196,921

Bank Loans Total		125,758,168			-		-				125,758,168

	Shares			Shares		Shares		Shares		Shares
Exchange Traded Funds - 11.8%
iShares iBoxx $ Investment Grade Corporate Bond ETF	500,731	59,041,192	(E)	-	-	-	-			500,731	59,041,192
SPDR Barclays Short Term Corporate Bond ETF	248,641	7,610,901		-	-	-	-			248,641	7,610,901
Exchange Traded Funds Total		66,652,093			-		-				66,652,093

	Principal Amount			Principal Amount		Principal Amount		Principal Amount		Principal Amount
Corporate Bonds - 7.4%

Financials - 1.7%
Air Lease Corp., 5.625%, 4/1/17	-	-		-	-	250,000	250,000			250,000	250,000
Ally Financial, Inc., 5.750%, 11/20/25	-	-		-	-	38,000	38,903			38,000	38,903
Ally Financial, Inc., 8.000%, 11/1/31	-	-		-	-	290,000	344,375			290,000	344,375
Bank of America Corp. MTN, 4.000%, 1/22/25	-	-		-	-	550,000	549,421			550,000	549,421
Bank of America Corp., 6.100%, 1/0/00(A)(B)	-	-		-	-	630,000	667,485			630,000	667,485
Barclays PLC (United Kingdom), 3.250%, 1/12/21	-	-		-	-	370,000	372,605			370,000	372,605
Branch Banking & Trust Co., 3.625%, 9/16/25	-	-		-	-	384,000	393,382			384,000	393,382
Capital One NA, 1.650%, 2/5/18	-	-		-	-	575,000	574,903			575,000	574,903
Chubb INA Holdings, Inc., 4.350%, 11/3/45	-	-		-	-	335,000	353,638			335,000	353,638
Citigroup, Inc., 2.485%, 9/1/23(A)	-	-		-	-	660,000	678,678			660,000	678,678
Citigroup, Inc., 3.300%, 4/27/25	-	-		-	-	250,000	244,867			250,000	244,867
Citigroup, Inc., 4.750%, 5/18/46	-	-		-	-	152,000	150,157			152,000	150,157

	Sentinel Total Return Bond Fund		Sentinel Government Securities Fund		Touchstone Active Bond Fund		Pro Forma Adjustments		Proforma Combined Touchstone Active Bond Fund
	Principal Amount	Market Value	Principal Amount	Market Value	Principal Amount	Market Value	Principal Amount	Market Value	Principal Amount	Market Value
Citigroup, Inc., 6.125%, 1/0/00(A)(B)	-	-	-	-	58,000	61,190			58,000	61,190
Credit Suisse Group Funding Guernsey Ltd. (Guernsey), 2.750%, 3/26/20	-	-	-	-	250,000	250,379			250,000	250,379
CyrusOne LP / CyrusOne Finance Corp., 144a 5.000%, 3/15/24	-	-	-	-	6,000	6,165			6,000	6,165
CyrusOne LP / CyrusOne Finance Corp., 144a 5.375%, 3/15/27	-	-	-	-	6,000	6,060			6,000	6,060
Dana Financing Luxembourg Sarl (Luxembourg), 144a 5.750%, 4/15/25	-	-	-	-	13,000	13,114			13,000	13,114
Fifth Third Bancorp, 2.875%, 7/27/20	-	-	-	-	380,000	386,046			380,000	386,046
FirstCash, Inc., 6.750%, 4/1/21	-	-	-	-	34,000	35,445			34,000	35,445
GE Capital International Funding Co. Unlimited Co. (Ireland), 4.418%, 11/15/35	-	-	-	-	232,000	244,981			232,000	244,981
General Motors Financial Co., Inc., 3.200%, 7/13/20	-	-	-	-	495,000	503,524			495,000	503,524
Goldman Sachs Group, Inc. (The), 5.250%, 7/27/21	-	-	-	-	155,000	170,022			155,000	170,022
Goldman Sachs Group, Inc. (The), 5.375%, 1/0/00(A)(B)	-	-	-	-	55,000	56,238			55,000	56,238
HSBC Holdings PLC (United Kingdom), 2.650%, 1/5/22(A)	-	-	-	-	430,000	442,118			430,000	442,118
Huntington National Bank (The), 2.200%, 11/6/18	-	-	-	-	420,000	421,781			420,000	421,781
JPMorgan Chase & Co., 3.250%, 9/23/22	-	-	-	-	145,000	147,646			145,000	147,646
JPMorgan Chase & Co., 5.150%, 1/0/00(A)(B)	-	-	-	-	630,000	635,512			630,000	635,512
JPMorgan Chase & Co., 6.000%, 1/15/18	-	-	-	-	265,000	273,945			265,000	273,945
Mid-America Apartments LP, 3.750%, 6/15/24	-	-	-	-	80,000	81,413			80,000	81,413
Morgan Stanley, 3.950%, 4/23/27	-	-	-	-	355,000	351,588			355,000	351,588
OneMain Financial Holdings LLC, 144a 7.250%, 12/15/21	-	-	-	-	51,000	53,422			51,000	53,422
PNC Bank NA, 2.700%, 11/1/22	-	-	-	-	250,000	247,880			250,000	247,880
Prudential Financial, Inc., 5.625%, 6/15/43(A)	-	-	-	-	360,000	385,740			360,000	385,740
Quicken Loans, Inc., 144a 5.750%, 5/1/25	-	-	-	-	28,000	27,510			28,000	27,510
Teachers Insurance & Annuity Association of America, 144a 6.850%, 12/16/39	-	-	-	-	285,000	376,722			285,000	376,722
		-		-		9,796,855				9,796,855

Consumer Discretionary - 0.9%
ACCO Brands Corp., 144a 5.250%, 12/15/24	-	-	-	-	18,000	18,090			18,000	18,090
AMC Entertainment Holdings, Inc., 144a 5.875%, 11/15/26	-	-	-	-	33,000	33,371			33,000	33,371
AMC Networks, Inc., 4.750%, 12/15/22	-	-	-	-	25,000	25,125			25,000	25,125
American Builders & Contractors Supply Co., Inc., 144a 5.750%, 12/15/23	-	-	-	-	6,000	6,240			6,000	6,240
Anheuser-Busch InBev Finance, Inc., 2.650%, 2/1/21	-	-	-	-	120,000	120,902			120,000	120,902
Anheuser-Busch InBev Finance, Inc., 4.900%, 2/1/46	-	-	-	-	306,000	330,702			306,000	330,702
AutoNation, Inc., 5.500%, 2/1/20	-	-	-	-	490,000	526,224			490,000	526,224
Belo Corp., 7.250%, 9/15/27	-	-	-	-	57,000	60,420			57,000	60,420
Brookfield Residential Properties, Inc. / Brookfield Residential US Corp. (Canada), 144a 6.125%, 7/1/22	-	-	-	-	23,000	23,690			23,000	23,690
Cable One, Inc., 144a 5.750%, 6/15/22	-	-	-	-	14,000	14,560			14,000	14,560
Cablevision Systems Corp., 5.875%, 9/15/22	-	-	-	-	70,000	70,613			70,000	70,613
CalAtlantic Group, Inc., 5.875%, 11/15/24	-	-	-	-	17,000	17,850			17,000	17,850
CBS Corp., 4.900%, 8/15/44	-	-	-	-	205,000	207,861			205,000	207,861
CCO Holdings LLC / CCO Holdings Capital Corp., 144a 5.750%, 2/15/26	-	-	-	-	101,000	106,050			101,000	106,050
Cimpress NV (Netherlands), 144a 7.000%, 4/1/22	-	-	-	-	50,000	51,750			50,000	51,750
Delphi Automotive PLC (Jersey), 3.150%, 11/19/20	-	-	-	-	436,000	444,798			436,000	444,798
Dollar General Corp., 3.250%, 4/15/23	-	-	-	-	387,000	386,925			387,000	386,925
Dollar Tree, Inc., 5.750%, 3/1/23	-	-	-	-	15,000	15,975			15,000	15,975
Ford Motor Co., 4.750%, 1/15/43	-	-	-	-	156,000	146,558			156,000	146,558
Forest Laboratories LLC, 144a 5.000%, 12/15/21	-	-	-	-	475,000	514,725			475,000	514,725
GLP Capital LP / GLP Financing II, Inc., 5.375%, 11/1/23	-	-	-	-	10,000	10,600			10,000	10,600
GLP Capital LP / GLP Financing II, Inc., 5.375%, 4/15/26	-	-	-	-	58,000	59,885			58,000	59,885

	Sentinel Total Return Bond Fund		Sentinel Government Securities Fund		Touchstone Active Bond Fund		Pro Forma Adjustments		Proforma Combined Touchstone Active Bond Fund
	Principal Amount	Market Value	Principal Amount	Market Value	Principal Amount	Market Value	Principal Amount	Market Value	Principal Amount	Market Value
Hanesbrands, Inc., 144a 4.625%, 5/15/24	-	-	-	-	38,000	37,478			38,000	37,478
Home Depot, Inc. (The), 5.950%, 4/1/41	-	-	-	-	220,000	281,470			220,000	281,470
Imperial Brands Finance PLC (United Kingdom), 144a 3.500%, 2/11/23	-	-	-	-	575,000	579,768			575,000	579,768
International Game Technology PLC (United Kingdom), 144a 6.250%, 2/15/22	-	-	-	-	33,000	35,228			33,000	35,228
JC Penney Corp., Inc., 144a 5.875%, 7/1/23	-	-	-	-	12,000	12,000			12,000	12,000
Lear Corp., 5.375%, 3/15/24	-	-	-	-	318,000	335,555			318,000	335,555
Lennar Corp., 4.750%, 5/30/25	-	-	-	-	42,000	42,105			42,000	42,105
Lennar Corp., 4.875%, 12/15/23	-	-	-	-	12,000	12,270			12,000	12,270
Live Nation Entertainment, Inc., 144a 4.875%, 11/1/24	-	-	-	-	16,000	16,000			16,000	16,000
LSC Communications, Inc., 144a 8.750%, 10/15/23	-	-	-	-	33,000	33,908			33,000	33,908
M/I Homes, Inc., 6.750%, 1/15/21	-	-	-	-	29,000	30,361			29,000	30,361
MDC Partners, Inc. (Canada), 144a 6.500%, 5/1/24	-	-	-	-	37,000	35,289			37,000	35,289
NCL Corp. Ltd. (Bermuda), 144a 4.750%, 12/15/21	-	-	-	-	52,000	52,780			52,000	52,780
New Home Co., Inc. (The), 144a 7.250%, 4/1/22	-	-	-	-	12,000	12,090			12,000	12,090
Newell Brands, Inc., 4.200%, 4/1/26	-	-	-	-	188,000	195,660			188,000	195,660
Nexstar Broadcasting, Inc., 144a 6.125%, 2/15/22	-	-	-	-	38,000	39,520			38,000	39,520
PulteGroup, Inc., 5.500%, 3/1/26	-	-	-	-	19,000	19,665			19,000	19,665
Quad/Graphics, Inc., 7.000%, 5/1/22	-	-	-	-	31,000	31,000			31,000	31,000
Sabre GLBL, Inc., 144a 5.250%, 11/15/23	-	-	-	-	20,000	20,450			20,000	20,450
ServiceMaster Co. LLC (The), 144a 5.125%, 11/15/24	-	-	-	-	46,000	47,150			46,000	47,150
Sirius XM Radio, Inc., 144a 5.375%, 4/15/25	-	-	-	-	7,000	7,164			7,000	7,164
Sirius XM Radio, Inc., 144a 5.375%, 7/15/26	-	-	-	-	17,000	17,382			17,000	17,382
Sonic Automotive, Inc., 144a 6.125%, 3/15/27	-	-	-	-	13,000	13,016			13,000	13,016
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.875%, 3/1/27	-	-	-	-	8,000	7,880			8,000	7,880
Tenneco, Inc., 5.000%, 7/15/26	-	-	-	-	26,000	25,464			26,000	25,464
Toll Brothers Finance Corp., 4.875%, 11/15/25	-	-	-	-	42,000	42,315			42,000	42,315
United Rentals North America, Inc., 4.625%, 7/15/23	-	-	-	-	25,000	25,750			25,000	25,750
United Rentals North America, Inc., 5.875%, 9/15/26	-	-	-	-	8,000	8,340			8,000	8,340
Vista Outdoor, Inc., 5.875%, 10/1/23	-	-	-	-	10,000	9,725			10,000	9,725
William Lyon Homes, Inc., 144a 5.875%, 1/31/25	-	-	-	-	10,000	10,075			10,000	10,075
ZF North America Capital, Inc., 144a 4.500%, 4/29/22	-	-	-	-	65,000	67,681			65,000	67,681
		-		-		5,297,453				5,297,453

Energy - 0.8%
Boardwalk Pipelines LP, 3.375%, 2/1/23	-	-	-	-	292,000	284,547			292,000	284,547
Cenovus Energy, Inc. (Canada), 6.750%, 11/15/39	-	-	-	-	275,000	313,633			275,000	313,633
Continental Resources, Inc., 4.500%, 4/15/23	-	-	-	-	21,000	20,436			21,000	20,436
Enterprise Products Operating LLC, 7.000%, 6/1/67(A)	-	-	-	-	152,000	140,600			152,000	140,600
Exterran Energy Solutions LP / EES Finance Corp., 144a 8.125%, 5/1/25	-	-	-	-	14,000	14,280			14,000	14,280
Genesis Energy LP / Genesis Energy Finance Corp., 6.000%, 5/15/23	-	-	-	-	12,000	12,060			12,000	12,060
Genesis Energy LP / Genesis Energy Finance Corp., 6.750%, 8/1/22	-	-	-	-	19,000	19,589			19,000	19,589
Gulfport Energy Corp., 144a 6.375%, 5/15/25	-	-	-	-	46,000	45,195			46,000	45,195
Hilcorp Energy I LP / Hilcorp Finance Co., 144a 5.000%, 12/1/24	-	-	-	-	19,000	17,813			19,000	17,813
Hilcorp Energy I LP / Hilcorp Finance Co., 144a 5.750%, 10/1/25	-	-	-	-	15,000	14,475			15,000	14,475
Holly Energy Partners LP / Holly Energy Finance Corp., 144a 6.000%, 8/1/24	-	-	-	-	9,000	9,428			9,000	9,428
HollyFrontier Corp., 5.875%, 4/1/26	-	-	-	-	26,000	27,605			26,000	27,605
Kinder Morgan Energy Partners LP, 3.500%, 9/1/23	-	-	-	-	377,000	371,049			377,000	371,049

	Sentinel Total Return Bond Fund		Sentinel Government Securities Fund		Touchstone Active Bond Fund		Pro Forma Adjustments		Proforma Combined Touchstone Active Bond Fund
	Principal Amount	Market Value	Principal Amount	Market Value	Principal Amount	Market Value	Principal Amount	Market Value	Principal Amount	Market Value
Marathon Oil Corp., 2.800%, 11/1/22	-	-	-	-	440,000	422,759			440,000	422,759
Midcontinent Express Pipeline LLC, 144a 6.700%, 9/15/19	-	-	-	-	392,000	416,512			392,000	416,512
Nabors Industries, Inc., 5.000%, 9/15/20	-	-	-	-	215,000	222,391			215,000	222,391
Occidental Petroleum Corp., 4.100%, 2/15/47	-	-	-	-	248,000	239,342			248,000	239,342
Parsley Energy LLC / Parsley Finance Corp., 144a 5.250%, 8/15/25	-	-	-	-	4,000	4,040			4,000	4,040
PDC Energy, Inc., 144a 6.125%, 9/15/24	-	-	-	-	27,000	27,675			27,000	27,675
Peabody Securities Finance Corp., 144a 6.000%, 3/31/22	-	-	-	-	14,000	13,921			14,000	13,921
Peabody Securities Finance Corp., 144a 6.375%, 3/31/25	-	-	-	-	14,000	13,930			14,000	13,930
Petroleos Mexicanos (Mexico), 4.500%, 1/23/26	-	-	-	-	285,000	273,172			285,000	273,172
Petroleos Mexicanos (Mexico), 144a 5.375%, 3/13/22	-	-	-	-	150,000	157,125			150,000	157,125
Precision Drilling Corp. (Canada), 5.250%, 11/15/24	-	-	-	-	45,000	42,638			45,000	42,638
Precision Drilling Corp. (Canada), 144a 7.750%, 12/15/23	-	-	-	-	29,000	30,522			29,000	30,522
QEP Resources, Inc., 5.375%, 10/1/22	-	-	-	-	27,000	26,595			27,000	26,595
Range Resources Corp., 144a 5.000%, 8/15/22	-	-	-	-	27,000	26,730			27,000	26,730
Range Resources Corp., 144a 5.750%, 6/1/21	-	-	-	-	16,000	16,400			16,000	16,400
Rose Rock Midstream LP / Rose Rock Finance Corp., 5.625%, 11/15/23	-	-	-	-	48,000	47,040			48,000	47,040
Sabine Pass Liquefaction LLC, 144a 5.000%, 3/15/27	-	-	-	-	415,000	433,815			415,000	433,815
SemGroup Corp., 144a 6.375%, 3/15/25	-	-	-	-	16,000	15,720			16,000	15,720
SESI LLC, 7.125%, 12/15/21	-	-	-	-	15,000	15,188			15,000	15,188
Shell International Finance BV (Netherlands), 1.875%, 5/10/21	-	-	-	-	400,000	391,747			400,000	391,747
Southwestern Energy Co., 4.100%, 3/15/22	-	-	-	-	40,000	37,400			40,000	37,400
Southwestern Energy Co., 5.800%, 1/23/20	-	-	-	-	31,000	31,291			31,000	31,291
Summit Midstream Holdings LLC / Summit Midstream Finance Corp., 5.750%, 4/15/25	-	-	-	-	22,000	21,890			22,000	21,890
Transocean Phoenix 2 Ltd. (Cayman Islands), 144a 7.750%, 10/15/24	-	-	-	-	55,000	59,125			55,000	59,125
Unit Corp., 6.625%, 5/15/21	-	-	-	-	85,000	83,725			85,000	83,725
Weatherford International Ltd (Bermuda), 6.500%, 8/1/36	-	-	-	-	31,000	29,295			31,000	29,295
Williams Partners LP, 3.350%, 8/15/22	-	-	-	-	217,000	216,633			217,000	216,633
		-		-		4,607,331				4,607,331

Health Care - 0.8%
Abbott Laboratories, 3.750%, 11/30/26	-	-	-	-	395,000	394,503			395,000	394,503
AbbVie, Inc., 4.450%, 5/14/46	-	-	-	-	342,000	326,348			342,000	326,348
Acadia Healthcare Co., Inc., 6.500%, 3/1/24	-	-	-	-	77,000	81,043			77,000	81,043
Actavis Funding SCS (Luxembourg), 3.800%, 3/15/25	-	-	-	-	195,000	196,779			195,000	196,779
Catholic Health Initiatives, 4.200%, 8/1/23	-	-	-	-	380,000	391,072			380,000	391,072
Centene Corp., 4.750%, 1/15/25	-	-	-	-	12,000	12,068			12,000	12,068
CHS / Community Health Systems, Inc., 7.125%, 7/15/20	-	-	-	-	21,000	19,241			21,000	19,241
CHS/Community Health Systems, Inc., 6.250%, 3/31/23	-	-	-	-	28,000	28,490			28,000	28,490
Envision Healthcare Corp., 5.625%, 7/15/22	-	-	-	-	28,000	28,700			28,000	28,700
Envision Healthcare Corp., 144a 5.125%, 7/1/22	-	-	-	-	9,000	9,160			9,000	9,160
Envision Healthcare Corp., 144a 6.250%, 12/1/24	-	-	-	-	24,000	25,200			24,000	25,200
Express Scripts Holding Co., 3.300%, 2/25/21	-	-	-	-	336,000	341,810			336,000	341,810
HCA, Inc., 5.375%, 2/1/25	-	-	-	-	54,000	56,295			54,000	56,295
HCA, Inc., 5.875%, 5/1/23	-	-	-	-	52,000	56,160			52,000	56,160
HealthSouth Corp., 5.750%, 11/1/24	-	-	-	-	54,000	54,405			54,000	54,405
Kindred Healthcare, Inc., 8.750%, 1/15/23	-	-	-	-	28,000	28,070			28,000	28,070
Mallinckrodt International Finance SA (Luxembourg), 4.750%, 4/15/23	-	-	-	-	7,000	5,932			7,000	5,932
Mallinckrodt International Finance SA / Mallinckrodt CB LLC (Luxembourg), 144a 5.500%, 4/15/25	-	-	-	-	53,000	48,760			53,000	48,760

	Sentinel Total Return Bond Fund		Sentinel Government Securities Fund		Touchstone Active Bond Fund		Pro Forma Adjustments		Proforma Combined Touchstone Active Bond Fund
	Principal Amount	Market Value	Principal Amount	Market Value	Principal Amount	Market Value	Principal Amount	Market Value	Principal Amount	Market Value
Medtronic Global Holdings SCA (Luxembourg), 3.350%, 4/1/27	-	-	-	-	320,000	322,275			320,000	322,275
Mylan NV (Netherlands), 3.000%, 12/15/18	-	-	-	-	180,000	182,089			180,000	182,089
Ochsner Clinic Foundation, 5.897%, 5/15/45	-	-	-	-	300,000	341,972			300,000	341,972
Select Medical Corp., 6.375%, 6/1/21	-	-	-	-	54,000	54,540			54,000	54,540
Shire Acquisitions Investments Ireland DAC (Ireland), 2.400%, 9/23/21	-	-	-	-	426,000	416,591			426,000	416,591
Teleflex, Inc., 4.875%, 6/1/26	-	-	-	-	8,000	8,040			8,000	8,040
Tenet Healthcare Corp., 4.750%, 6/1/20	-	-	-	-	6,000	6,130			6,000	6,130
Tenet Healthcare Corp., 144a 7.500%, 1/1/22	-	-	-	-	15,000	16,200			15,000	16,200
Teva Pharmaceutical Finance Netherlands III BV (Netherlands), 2.200%, 7/21/21	-	-	-	-	172,000	165,990			172,000	165,990
Teva Pharmaceutical Finance Netherlands III BV (Netherlands), 3.150%, 10/1/26	-	-	-	-	378,000	348,332			378,000	348,332
Universal Hospital Services, Inc., 7.625%, 8/15/20	-	-	-	-	28,000	27,860			28,000	27,860
Zimmer Biomet Holdings, Inc., 3.150%, 4/1/22	-	-	-	-	190,000	190,695			190,000	190,695
Zimmer Biomet Holdings, Inc., 3.375%, 11/30/21	-	-	-	-	110,000	111,284			110,000	111,284
		-		-		4,296,034				4,296,034

Information Technology - 0.7%
Activision Blizzard, Inc., 144a 6.125%, 9/15/23	-	-	-	-	429,000	464,393			429,000	464,393
Apple, Inc., 4.650%, 2/23/46	-	-	-	-	313,000	335,850			313,000	335,850
CDW LLC / CDW Finance Corp., 5.000%, 9/1/23	-	-	-	-	17,000	17,191			17,000	17,191
CDW LLC / CDW Finance Corp., 5.500%, 12/1/24	-	-	-	-	38,000	39,805			38,000	39,805
Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 144a 4.420%, 6/15/21	-	-	-	-	395,000	413,069			395,000	413,069
Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 144a 5.450%, 6/15/23	-	-	-	-	32,000	34,528			32,000	34,528
Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 144a 7.125%, 6/15/24	-	-	-	-	87,000	96,177			87,000	96,177
Diebold Nixdorf, Inc., 8.500%, 4/15/24	-	-	-	-	54,000	59,670			54,000	59,670
Electronic Arts, Inc., 3.700%, 3/1/21	-	-	-	-	432,000	448,400			432,000	448,400
EMC Corp., 3.375%, 6/1/23†	-	-	-	-	10,000	9,552			10,000	9,552
Fidelity National Information Services, Inc., 3.625%, 10/15/20	-	-	-	-	470,000	488,410			470,000	488,410
First Data Corp., 144a 7.000%, 12/1/23	-	-	-	-	7,000	7,508			7,000	7,508
Hewlett Packard Enterprise Co., 2.450%, 10/5/17	-	-	-	-	440,000	441,284			440,000	441,284
Microsoft Corp., 3.500%, 2/12/35	-	-	-	-	190,000	182,808			190,000	182,808
NCR Corp., 5.875%, 12/15/21	-	-	-	-	88,000	91,740			88,000	91,740
Open Text Corp. (Canada), 144a 5.875%, 6/1/26	-	-	-	-	47,000	49,232			47,000	49,232
Oracle Corp., 2.650%, 7/15/26	-	-	-	-	338,000	321,846			338,000	321,846
QUALCOMM, Inc., 3.450%, 5/20/25	-	-	-	-	425,000	431,176			425,000	431,176
Quintiles IMS, Inc., 144a 4.875%, 5/15/23	-	-	-	-	11,000	11,151			11,000	11,151
Sensata Technologies BV (Netherlands), 144a 5.000%, 10/1/25	-	-	-	-	31,000	31,232			31,000	31,232
		-		-		3,975,022				3,975,022

Telecommunication Services - 0.7%
Altice Financing SA (Luxemburg), 144a 6.625%, 2/15/23	-	-	-	-	59,000	61,419			59,000	61,419
AMC Networks, Inc., 5.000%, 4/1/24	-	-	-	-	23,000	23,000			23,000	23,000
AT&T, Inc., 3.900%, 3/11/24	-	-	-	-	225,000	228,620			225,000	228,620
AT&T, Inc., 4.350%, 6/15/45	-	-	-	-	90,000	79,216			90,000	79,216
AT&T, Inc., 4.500%, 5/15/35	-	-	-	-	360,000	339,850			360,000	339,850
Block Communications, Inc., 144a 6.875%, 2/15/25	-	-	-	-	7,000	7,420			7,000	7,420
CenturyLink, Inc., 5.150%, 6/15/17	-	-	-	-	325,000	327,275			325,000	327,275
CenturyLink, Inc., 5.800%, 3/15/22	-	-	-	-	8,000	8,250			8,000	8,250
CenturyLink, Inc., 6.450%, 6/15/21	-	-	-	-	2,000	2,125			2,000	2,125
Charter Communications Operating LLC / Charter Communications Operating Capital, 6.484%, 10/23/45	-	-	-	-	264,000	303,953			264,000	303,953
Comcast Corp., 1.625%, 1/15/22	-	-	-	-	372,000	356,727			372,000	356,727

	Sentinel Total Return Bond Fund		Sentinel Government Securities Fund		Touchstone Active Bond Fund		Pro Forma Adjustments		Proforma Combined Touchstone Active Bond Fund
	Principal Amount	Market Value	Principal Amount	Market Value	Principal Amount	Market Value	Principal Amount	Market Value	Principal Amount	Market Value
CommScope Technologies LLC, 144a 5.000%, 3/15/27	-	-	-	-	16,000	15,975			16,000	15,975
CommScope, Inc., 144a 5.500%, 6/15/24	-	-	-	-	4,000	4,136			4,000	4,136
CSC Holdings LLC, 5.250%, 6/1/24	-	-	-	-	34,000	33,873			34,000	33,873
CSC Holdings LLC, 144a 10.125%, 1/15/23	-	-	-	-	60,000	69,600			60,000	69,600
Discovery Communications LLC, 3.450%, 3/15/25	-	-	-	-	500,000	473,476			500,000	473,476
DISH DBS Corp., 5.125%, 5/1/20	-	-	-	-	48,000	50,040			48,000	50,040
Frontier Communications Corp., 10.500%, 9/15/22	-	-	-	-	10,000	10,125			10,000	10,125
Frontier Communications Corp., 6.250%, 9/15/21	-	-	-	-	90,000	83,700			90,000	83,700
Gray Television, Inc., 144a 5.125%, 10/15/24	-	-	-	-	45,000	44,438			45,000	44,438
Level 3 Financing, Inc., 5.250%, 3/15/26	-	-	-	-	13,000	13,065			13,000	13,065
LIN Television Corp., 5.875%, 11/15/22	-	-	-	-	5,000	5,175			5,000	5,175
Match Group, Inc., 6.375%, 6/1/24	-	-	-	-	6,000	6,491			6,000	6,491
Nexstar Escrow Corp., 144a 5.625%, 8/1/24	-	-	-	-	31,000	31,465			31,000	31,465
Qwest Corp., 6.750%, 12/1/21	-	-	-	-	375,000	411,093			375,000	411,093
Sprint Communications, Inc., 6.000%, 11/15/22	-	-	-	-	181,000	185,072			181,000	185,072
Symantec Corp., 144a 5.000%, 4/15/25	-	-	-	-	7,000	7,178			7,000	7,178
Univision Communications, Inc., 144a 5.125%, 2/15/25	-	-	-	-	13,000	12,789			13,000	12,789
Verizon Communications, Inc., 4.672%, 3/15/55	-	-	-	-	425,000	379,525			425,000	379,525
Verizon Communications, Inc., 144a 5.012%, 4/15/49	-	-	-	-	331,000	321,449			331,000	321,449
Videotron Ltd. / Videotron Ltee (Canada), 144a 5.125%, 4/15/27	-	-	-	-	40,000	40,300			40,000	40,300
		-		-		3,936,820				3,936,820

Industrials - 0.5%
Allegion PLC (Ireland), 5.875%, 9/15/23	-	-	-	-	9,000	9,608			9,000	9,608
Arconic, Inc., 5.125%, 10/1/24	-	-	-	-	31,000	32,023			31,000	32,023
Burlington Northern Santa Fe LLC, 5.750%, 5/1/40	-	-	-	-	190,000	230,564			190,000	230,564
Clean Harbors, Inc., 5.125%, 6/1/21	-	-	-	-	3,000	3,063			3,000	3,063
CNH Industrial NV (Netherlands), 4.500%, 8/15/23	-	-	-	-	48,000	48,660			48,000	48,660
Eagle Materials, Inc., 4.500%, 8/1/26	-	-	-	-	19,000	18,905			19,000	18,905
FedEx Corp., 5.100%, 1/15/44	-	-	-	-	400,000	430,488			400,000	430,488
Huntington Ingalls Industries, Inc., 144a 5.000%, 11/15/25	-	-	-	-	5,000	5,225			5,000	5,225
Joy Global, Inc., 5.125%, 10/15/21	-	-	-	-	403,000	432,483			403,000	432,483
KLX, Inc., 144a 5.875%, 12/1/22	-	-	-	-	57,000	58,781			57,000	58,781
Koppers, Inc., 144a 6.000%, 2/15/25	-	-	-	-	7,000	7,228			7,000	7,228
Louisiana-Pacific Corp., 4.875%, 9/15/24	-	-	-	-	29,000	29,145			29,000	29,145
Masco Corp., 4.375%, 4/1/26	-	-	-	-	310,000	322,155			310,000	322,155
Moog, Inc., 144a 5.250%, 12/1/22	-	-	-	-	3,000	3,075			3,000	3,075
Orbital ATK, Inc., 5.250%, 10/1/21	-	-	-	-	20,000	20,675			20,000	20,675
Owens-Brockway Glass Container, Inc., 144a 5.875%, 8/15/23	-	-	-	-	5,000	5,291			5,000	5,291
Roper Technologies, Inc., 3.000%, 12/15/20	-	-	-	-	430,000	438,081			430,000	438,081
SBA Tower Trust, 144a 2.898%, 10/15/19	-	-	-	-	334,000	335,038			334,000	335,038
Siemens Financieringsmaatschappij NV (Netherlands), 144a 3.125%, 3/16/24	-	-	-	-	350,000	352,503			350,000	352,503
XPO CNW, Inc., 6.700%, 5/1/34	-	-	-	-	158,000	143,385			158,000	143,385
		-		-		2,926,376				2,926,376

Consumer Staples - 0.5%
AdvancePierre Foods Holdings, Inc., 144a 5.500%, 12/15/24	-	-	-	-	27,000	27,304			27,000	27,304
Albertsons Cos. LLC / Safeway, Inc. / New Albertson's Inc. / Albertson's LLC, 144a 5.750%, 3/15/25	-	-	-	-	54,000	52,380			54,000	52,380
Avis Budget Car Rental LLC / Avis Budget Finance, Inc., 5.500%, 4/1/23	-	-	-	-	55,000	53,144			55,000	53,144
B&G Foods, Inc., 5.250%, 4/1/25	-	-	-	-	5,000	5,044			5,000	5,044
Cardtronics, Inc. / Cardtronics USA, 144a 5.500%, 5/1/25	-	-	-	-	26,000	26,293			26,000	26,293
Cott Holdings, Inc., 144a 5.500%, 4/1/25	-	-	-	-	27,000	27,481			27,000	27,481
CVS Health Corp., 5.125%, 7/20/45	-	-	-	-	260,000	286,857			260,000	286,857

	Sentinel Total Return Bond Fund		Sentinel Government Securities Fund		Touchstone Active Bond Fund		Pro Forma Adjustments		Proforma Combined Touchstone Active Bond Fund
	Principal Amount	Market Value	Principal Amount	Market Value	Principal Amount	Market Value	Principal Amount	Market Value	Principal Amount	Market Value
IHS Markit Ltd., 144a 5.000%, 11/1/22	-	-	-	-	55,000	57,612			55,000	57,612
JBS USA LLC / JBS USA Finance, Inc., 144a 5.750%, 6/15/25	-	-	-	-	20,000	20,200			20,000	20,200
KFC Holding Co. / Pizza Hut Holdings LLC/Taco Bell of America LLC, 144a 5.250%, 6/1/26	-	-	-	-	6,000	6,105			6,000	6,105
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, 144a 5.000%, 6/1/24	-	-	-	-	40,000	40,850			40,000	40,850
Kraft Heinz Foods Co., 6.875%, 1/26/39	-	-	-	-	515,000	642,460			515,000	642,460
Kroger Co. (The), 5.000%, 4/15/42	-	-	-	-	500,000	523,726			500,000	523,726
Mondelez International Holdings Netherlands BV (Netherlands), 144a 2.000%, 10/28/21	-	-	-	-	450,000	432,991			450,000	432,991
Moody's Corp., 2.750%, 12/15/21	-	-	-	-	351,000	350,455			351,000	350,455
Post Holdings, Inc., 144a 5.000%, 8/15/26	-	-	-	-	73,000	69,898			73,000	69,898
TreeHouse Foods, Inc., 4.875%, 3/15/22	-	-	-	-	7,000	7,158			7,000	7,158
TreeHouse Foods, Inc., 144a 6.000%, 2/15/24	-	-	-	-	14,000	14,665			14,000	14,665
US Foods, Inc., 144a 5.875%, 6/15/24	-	-	-	-	11,000	11,412			11,000	11,412
		-		-		2,656,035				2,656,035

Utilities - 0.4%
AES Corp., 4.875%, 5/15/23	-	-	-	-	78,000	77,610			78,000	77,610
Alabama Power Capital Trust V, 4.248%, 10/1/42(A)	-	-	-	-	874,000	838,618			874,000	838,618
Dominion Resources, Inc., 2.000%, 8/15/21	-	-	-	-	420,000	407,490			420,000	407,490
Dynegy, Inc., 7.375%, 11/1/22	-	-	-	-	18,000	17,820			18,000	17,820
Dynegy, Inc., 144a 8.000%, 1/15/25	-	-	-	-	21,000	20,108			21,000	20,108
Fortis, Inc. (Canada), 144a 3.055%, 10/4/26	-	-	-	-	384,000	359,207			384,000	359,207
NextEra Energy Capital Holdings, Inc., 6.000%, 3/1/19	-	-	-	-	15,000	16,072			15,000	16,072
NGL Energy Partners LP / NGL Energy Finance Corp., 6.875%, 10/15/21	-	-	-	-	17,000	17,298			17,000	17,298
NGL Energy Partners LP / NGL Energy Finance Corp., 144a 7.500%, 11/1/23	-	-	-	-	65,000	67,112			65,000	67,112
PacifiCorp, 5.750%, 4/1/37	-	-	-	-	272,000	332,416			272,000	332,416
		-		-		2,153,751				2,153,751

Real Estate - 0.3%
CoreCivic, Inc., 4.125%, 4/1/20†	-	-	-	-	7,000	7,140			7,000	7,140
CoreCivic, Inc., 4.625%, 5/1/23	-	-	-	-	6,000	5,993			6,000	5,993
CoreCivic, Inc., 5.000%, 10/15/22	-	-	-	-	15,000	15,488			15,000	15,488
Crown Castle International Corp., REIT, 3.400%, 2/15/21	-	-	-	-	450,000	457,743			450,000	457,743
Equinix, Inc. REIT, 5.375%, 4/1/23	-	-	-	-	24,000	24,990			24,000	24,990
Equinix, Inc. REIT, 5.375%, 5/15/27	-	-	-	-	7,000	7,228			7,000	7,228
ESH Hospitality, Inc. REIT, 144a 5.250%, 5/1/25	-	-	-	-	39,000	39,317			39,000	39,317
Omega Healthcare Investors, Inc. REIT, 4.950%, 4/1/24	-	-	-	-	400,000	411,724			400,000	411,724
Simon Property Group LP, REIT, 2.750%, 2/1/23	-	-	-	-	330,000	325,797			330,000	325,797
Vornado Realty LP REIT, 5.000%, 1/15/22	-	-	-	-	175,000	188,748			175,000	188,748
Welltower, Inc. REIT, 6.125%, 4/15/20	-	-	-	-	316,000	349,520			316,000	349,520
		-		-		1,833,688				1,833,688

Materials - 0.1%
ArcelorMittal (Luxembourg), 6.250%, 3/1/21	-	-	-	-	11,000	11,880			11,000	11,880
Braskem America Finance Co., 144a 7.125%, 7/22/41	-	-	-	-	200,000	212,100			200,000	212,100
CF Industries, Inc., 3.450%, 6/1/23	-	-	-	-	50,000	47,250			50,000	47,250
CVR Partners LP / CVR Nitrogen Finance Corp., 144a 9.250%, 6/15/23	-	-	-	-	48,000	49,260			48,000	49,260
Domtar Corp., 10.750%, 6/1/17	-	-	-	-	119,000	120,354			119,000	120,354
Freeport-McMoRan, Inc., 144a 6.750%, 2/1/22	-	-	-	-	38,000	38,950			38,000	38,950
Hudbay Minerals, Inc. (Canada), 144a 7.250%, 1/15/23	-	-	-	-	21,000	22,260			21,000	22,260
Kraton Polymers LLC / Kraton Polymers Capital Corp., 144a 7.000%, 4/15/25	-	-	-	-	12,000	12,165			12,000	12,165

	Sentinel Total Return Bond Fund			Sentinel Government Securities Fund		Touchstone Active Bond Fund		Pro Forma Adjustments		Proforma Combined Touchstone Active Bond Fund
	Principal Amount	Market Value		Principal Amount	Market Value	Principal Amount	Market Value	Principal Amount	Market Value	Principal Amount	Market Value
Lundin Mining Corp. (Canada), 144a 7.500%, 11/1/20	-	-		-	-	47,000	49,703			47,000	49,703
NOVA Chemicals Corp. (Canada), 144a 5.250%, 8/1/23	-	-		-	-	27,000	27,608			27,000	27,608
Scotts Miracle-Gro Co. (The), 144a 5.250%, 12/15/26	-	-		-	-	21,000	21,262			21,000	21,262
		-			-		612,792				612,792

Corporate Bonds Total		-			-		42,092,157				42,092,157

U.S. Treasury Obligations - 6.3%
U.S. Treasury Bond, 2.250%, 8/15/46	-	-		-	-	1,036,000	876,796			1,036,000	876,796
U.S. Treasury Bond, 2.500%, 2/15/46	-	-		-	-	410,000	367,462			410,000	367,462
U.S. Treasury Bond, 2.875%, 11/15/46	-	-		-	-	200,000	194,055			200,000	194,055
U.S. Treasury Bond, 3.000%, 2/15/47	-	-		-	-	2,800,000	2,790,046			2,800,000	2,790,046
U.S. Treasury Bond, 3.000%, 5/15/45	-	-		-	-	135,000	134,214			135,000	134,214
U.S. Treasury Inflation Indexed Bonds, 0.375%, 1/15/27	-	-		-	-	13,020,000	13,029,710			13,020,000	13,029,710
U.S. Treasury Note, 1.125%, 2/28/19	-	-		-	-	2,055,000	2,050,343			2,055,000	2,050,343
U.S. Treasury Note, 1.125%, 7/31/21	-	-		-	-	1,500,000	1,454,766			1,500,000	1,454,766
U.S. Treasury Note, 1.375%, 4/30/21	-	-		-	-	1,500,000	1,474,804			1,500,000	1,474,804
U.S. Treasury Note, 2.000%, 11/15/26	-	-		-	-	4,740,000	4,578,916			4,740,000	4,578,916
U.S. Treasury Note, 2.000%, 12/31/21	-	-		-	-	8,500,000	8,532,538			8,500,000	8,532,538
U.S. Treasury Obligations Total		-			-		35,483,650				35,483,650

Asset-Backed Securities - 1.9%
Ascentium Equipment Receivables Trust, Ser 2016-1A, Class B, 144a 2.850%, 7/10/20	-	-		-	-	475,000	480,332			475,000	480,332
CIT Home Equity Loan Trust, Ser 2002-1, Class AF5, 7.210%, 2/25/33(C)	-	-		-	-	3,465	3,459			3,465	3,459
CWHEQ Home Equity Loan Trust, Ser 2007-S1, Class A5, 6.018%, 11/25/36(A)	-	-		-	-	382,425	364,822			382,425	364,822
Dell Equipment Finance Trust, Ser 2015-1, Class C, 144a 2.420%, 3/23/20	-	-		-	-	450,000	452,388			450,000	452,388
Domino's Pizza Master Issuer LLC, Ser 2012-1A, Class A2, 144a 5.216%, 1/25/42	-	-		-	-	176,271	178,568			176,271	178,568
FFMLT Trust, Ser 2005-FFA, Class M3, 6.017%, 3/25/25(C)	-	-		-	-	414,795	426,006			414,795	426,006
FHLMC Structured Pass Through Securities, Ser T-20, Class A5, 6.895%, 12/25/29(C)	-	-		-	-	200,011	248,669			200,011	248,669
FNMA REMIC Trust, Ser 2001-W2, Class AF6, 6.589%, 10/25/31(C)	-	-		-	-	51,706	55,148			51,706	55,148
Keuka Park CLO Ltd 2013-1, 2.741%, 10/21/24	2,000,000	1,999,994	(E)	-	-	-	-			2,000,000	1,999,994
Leaf Receivables Funding LLC, Ser 2016-1, Class B, 144a 2.780%, 8/15/22	-	-		-	-	300,000	297,318			300,000	297,318
Mid-State Capital Corp. Trust, Ser 2005-1, Class M2, 7.079%, 1/15/40	-	-		-	-	1,556,467	1,704,112			1,556,467	1,704,112
Nomad CLO Ltd., 2.223%, 1/15/25	1,250,000	1,249,995	(E)	-	-	-	-			1,250,000	1,249,995
Orange Lake Timeshare Trust, Ser 2016-A, Class A, 144a 2.610%, 3/8/29	-	-		-	-	485,246	479,438			485,246	479,438
RASC Trust, Ser 2001-KS3, Class AI6, 5.960%, 9/25/31(A)	-	-		-	-	1,999	2,074			1,999	2,074
Santander Drive Auto Receivables Trust, Ser 2015-1, Class B, 1.970%, 11/15/19	-	-		-	-	288,603	289,031			288,603	289,031
Sonic Capital LLC, Ser 2016-1A, Class A2, 144a 4.472%, 5/20/46	-	-		-	-	313,163	308,609			313,163	308,609
SpringCastle America Funding LLC, Ser 2016-AA, Class A, 144a 3.050%, 4/25/29	-	-		-	-	434,579	437,245			434,579	437,245
Taco Bell Funding, LLC, 3.832%, 5/25/26	1,990,000	2,017,293	(E)	-	-	-	-			1,990,000	2,017,293
Asset-Backed Securities Total		5,267,282			-		5,727,219				10,994,501

Non-Agency Collateralized Mortgage Obligations - 0.5%
Adjustable Rate Mortgage Trust, Ser 2004-4, Class 3A1, 3.336%, 3/25/35(A)	-	-		-	-	4,388	4,234			4,388	4,234

	Sentinel Total Return Bond Fund		Sentinel Government Securities Fund		Touchstone Active Bond Fund		Pro Forma Adjustments		Proforma Combined Touchstone Active Bond Fund
	Principal Amount	Market Value	Principal Amount	Market Value	Principal Amount	Market Value	Principal Amount	Market Value	Principal Amount	Market Value
Alternative Loan Trust, Ser 2004-30CB, Class 3A1, 5.000%, 2/25/20	-	-	-	-	283,674	281,120			283,674	281,120
Alternative Loan Trust, Ser 2005-J3, Class 3A1, 6.500%, 9/25/34	-	-	-	-	25,957	25,499			25,957	25,499
CSFB Mortgage-Backed Trust, Ser 2004-7, Class 6A1, 5.250%, 10/25/19	-	-	-	-	49,863	50,409			49,863	50,409
JP Morgan Mortgage Trust, Ser 2005-A1, Class 2A1, 3.268%, 2/25/35(A)	-	-	-	-	106,458	107,572			106,458	107,572
JP Morgan Mortgage Trust, Ser 2005-A2, Class 7CB1, 3.367%, 4/25/35(A)	-	-	-	-	272,584	273,935			272,584	273,935
JP Morgan Mortgage Trust, Ser 2006-A4, Class 2A2, 3.082%, 6/25/36(A)	-	-	-	-	62,113	55,689			62,113	55,689
MASTR Alternative Loans Trust, Ser 2004-7, Class 10A1, 6.000%, 6/25/34	-	-	-	-	53,990	54,264			53,990	54,264
Residential Asset Securitization Trust, Ser 2006-A1, Class 1A3, 6.000%, 4/25/36	-	-	-	-	213,117	163,546			213,117	163,546
Sequoia Mortgage Trust, Ser 2013-10, Class B2, 144a 3.568%, 8/25/43(A)	-	-	-	-	595,221	583,456			595,221	583,456
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Ser 2004-21XS, Class 2A6B, 5.650%, 12/25/34(C)	-	-	-	-	1,987	2,015			1,987	2,015
Structured Asset Securities Corp. Trust, Ser 2005-17, Class 5A1, 5.500%, 10/25/35	-	-	-	-	150,892	120,104			150,892	120,104
Towd Point Mortgage Trust, Ser 2015-3, Class A2, 144a 4.000%, 3/25/54(A)	-	-	-	-	700,000	707,540			700,000	707,540
Towd Point Mortgage Trust, Ser 2016-2, Class A1, 144a 3.000%, 8/25/55(A)	-	-	-	-	374,288	375,506			374,288	375,506
Washington Mutual Alternative Mortgage Pass-Through Certificates, Ser 2005-9, Class 2A4, 5.500%, 11/25/35	-	-	-	-	124,450	111,639			124,450	111,639
Wells Fargo Mortgage Backed Securities Trust, Ser 2003-G, Class A1, 2.895%, 6/25/33(A)	-	-	-	-	125,129	125,372			125,129	125,372
Non-Agency Collateralized Mortgage Obligations Total		-		-		3,041,900				3,041,900

Commercial Mortgage-Backed Securities - 0.3%
Cosmopolitan Hotel Trust, Ser 2016-CSMO, Class A, 144a 2.312%, 11/15/33(A)	-	-	-	-	595,000	599,840			595,000	599,840
Eleven Madison Trust Mortgage Trust, Ser 2015-11MD, Class C, 144a 3.555%, 9/10/35(A)	-	-	-	-	550,000	546,464			550,000	546,464
J.P. Morgan Chase Commercial Mortgage Securities Trust, Ser 2016-NINE, Class B, 144a 2.854%, 10/6/38(A)	-	-	-	-	528,000	503,906			528,000	503,906
Commercial Mortgage-Backed Securities Total		-		-		1,650,210				1,650,210

	Shares		Shares		Shares		Shares		Shares
Preferred Stocks - 0.2%

Utilities - 0.1%
Entergy Arkansas, Inc., 4.875%	-	-	-	-	8,634	196,164			8,634	196,164
Entergy Louisiana LLC, 4.875%	-	-	-	-	8,769	198,267			8,769	198,267
Entergy Mississippi, Inc., 4.900%	-	-	-	-	7,966	180,271			7,966	180,271
		-		-		574,702				574,702

Real Estate - 0.1%
Public Storage, 4.900%	-	-	-	-	19,007	427,467			19,007	427,467

Preferred Stocks Total		-		-		1,002,169				1,002,169

	Principal Amount		Principal Amount		Principal Amount		Principal Amount		Principal Amount
Agency Collateralized Mortgage Obligations - 0.1%
FNMA REMIC, Ser 2015-51, Class KC, 3.000%, 6/25/45	-	-	-	-	138,812	140,345			138,812	140,345
FNMA Trust, Ser 2004-W15, Class 2AF, 1.232%, 8/25/44(A)	-	-	-	-	139,845	138,784			139,845	138,784

	Sentinel Total Return Bond Fund		Sentinel Government Securities Fund			Touchstone Active Bond Fund		Pro Forma Adjustments			Proforma Combined Touchstone Active Bond Fund
	Principal Amount	Market Value	Principal Amount	Market Value		Principal Amount	Market Value	Principal Amount	Market Value		Principal Amount	Market Value
GNMA, Ser 2003-11, Class GJ, 4.000%, 10/17/29	-	-	-	-		10,844	11,403				10,844	11,403
Agency Collateralized Mortgage Obligations Total		-		-			290,532					290,532

Sovereign Bond - 0.0%

Bermuda Government International Bond, 144a 3.717%, 1/25/27	-	-	-	-		253,000	243,520				253,000	243,520

	Shares		Shares			Shares		Shares			Shares
Short Term Investments - 3.7%

Dreyfus Government Cash Management, Institutional Shares, 0.66%∞Ω	-	-	-	-		574,093	574,093				574,093	574,093
Invesco Government & Agency Portfolio, Institutional Class, 0.61%**∞Ω	-	-	-	-		609,596	609,596				609,596	609,596
State Street Institutional U.S. Government Money Market Fund Premier Class	10,762,336	10,762,336	9,311,136	9,311,136	(E)	-	-	(339,445)	(339,445	)(F)	19,734,027	19,734,027
Short Term Investments Total		10,762,336		9,311,136			1,183,689		(339,445)			20,917,716

Total Investment Securities - 102.3% (Cost $575,690,888)		$290,226,264		$186,644,318			$103,304,990		$(339,445)			$579,836,127

Liabilities in Excess of Other Assets - -2.3%		(7,764,852)		(5,663,272)			155,891		339,445	(F)		(12,932,788)

Net Assets - 100.0%		$282,461,412		$180,981,046			$103,460,881		$-			$566,903,339

(A)	Variable rate security - Rate reflected is the rate in effect as of March 31, 2017.
(B)	Perpetual Bond - A Bond with no definite maturity date.
(C)
Step Bond - A bond that pays an initial interest rate for the first period and then a higher interest rate for the following periods until maturity.  The interest rate shown reflects the rate in effect as of March 31, 2017.

(D)	The actual mortgage-backed security that will be delivered is not designated until 48 hours prior to the established trade settlement date with the broker.
(E)
Following the Reorganization, all or a portion of this security may be sold.  It is expected that the Touchstone Active Bond Fund will sell approximately 67% of the securities acquired from each Target Fund.  If such sales had occurred as of 3/31/17, shareholders would have recognized capital gains of $0.10 per share of the Proforma Combined Touchstone Active Bond Fund.

(F)	Deferred compensation plan will be redeemed prior to conversion.
**	Represents collateral for securities loaned.
†	All or a portion of the security is on loan. The total market value of the securities on loan as of March 31, 2017 was $573,430.
∞	Open-End Fund.
Ω	Represents the 7-day SEC yield as of March 31, 2017.

FHLMC - Federal Home Loan Mortgage Corporation
FNMA - Federal National Mortgage Association
GNMA - Government National Mortgage Association
LLC - Limited Liability Company
LP - Limited Partnership
MTN - Medium Term Note
PLC - Public Limited Company
REIT - Real Estate Investment Trust
REMIC - Real Estate Mortgage Investment Conduit

144a - This is a restricted security that was sold in a transaction qualifying for the exemption under Rule 144A of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2017, these securities were valued at $14,095,446 or 2.5% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.

Description	Level 1	Level 2	Level 3	Total
U.S. Government Mortgage-Backed Obligations	$-	$271,709,511	$-	$271,709,511
Bank Loans	-	125,758,168	-	125,758,168
Exchange Traded Funds	-	66,652,093	-	66,652,093
Corporate Bonds	-	42,092,157	-	42,092,157
U.S. Treasury Obligations	-	35,483,650	-	35,483,650
Asset-Backed Securities	-	10,994,501	-	10,994,501
Non-Agency Collateralized Mortgage Obligations	-	3,041,900	-	3,041,900
Commercial Mortgage-Backed Securities	-	1,650,210	-	1,650,210
Preferred Stocks	1,002,169	-	-	1,002,169
Agency Collateralized Mortgage Obligations	-	290,532	-	290,532
Sovereign Bond	-	243,520	-	243,520
Short Term Investments	1,183,689	19,734,027	-	20,917,716
Total	$2,185,858	$577,650,269	$-	$579,836,127

Pro Forma Financial Statements for the Reorganization of Sentinel Low Duration Bond Fund into Touchstone Ultra Short Duration Fixed Income Fund

Pro Forma Statement of Assets and Liabilities

As of March 31, 2017 (Unaudited)

	Sentinel Low Duration Bond Fund		Touchstone Ultra Short Duration Fixed Income Fund		Pro Forma Adjustments		Proforma Combined Touchstone Ultra Short Duration Fixed Income Fund
Assets
Investments, at cost	$313,949,788		$644,296,274		(451,106	)(1)	$957,794,956
Investments, at market value	$314,434,731		$644,405,422		(451,106	)(1)	$958,389,047
Cash	-		43,466				43,466
Cash collateral with futures commission merchant	315,751		-				315,751
Dividends and interest receivable	1,103,175		3,060,610				4,163,785
Receivable for capital shares sold	569,382		24,532,180				25,101,562
Receivable for investments sold	4,438		3,147,521				3,151,959
Receivable for securities lending income	308		-				308
Other assets	-		48,035				48,035
Total Assets	316,427,785		675,237,234		(451,106)		991,213,913

Liabilities
Distributions payable	-		176,095				176,095
Payable to Transfer Agent	20,612		87,882				108,494
Payable for capital shares redeemed	1,060,499		1,334,621				2,395,120
Payable for investments purchased	742,000		19,171,987				19,913,987
Payable for variation margin on futures contracts	18,867		-				18,867
Payable to Investment Advisor	121,242		120,856				242,098
Payable to other affiliates	117,243		153,593				270,836
Payable to Trustees and Compliance Fees	730		3,914				4,644
Payable for Professional Services	40,028		23,778				63,806
Deferred Compensation	451,106		-		(451,106)		-
Other accrued expenses and liabilities	60,013		48,263				108,276
Total Liabilities	2,632,340		21,120,989		(451,106)		23,302,223

Net Assets	$313,795,445		$654,116,245		-		$967,911,690

Net assets consist of:
Par Value	$371,879	(A)	$702,860	(B)			$1,074,739
Paid-in capital	440,966,356		680,304,822				1,121,271,178
Accumulated net investment income (loss)	(848,899)		(155,139)				(1,004,038)
Accumulated net realized gains (losses) on investments, futures contracts and foreign currency transactions	(127,175,717)		(26,845,446)				(154,021,163)
Net unrealized appreciation (depreciation) on investments, futures contracts and foreign currency transactions	481,826		109,148				590,974
Net Assets applicable to shares outstanding	$313,795,445		$654,116,245				$967,911,690

	Sentinel Low Duration Bond Fund		Touchstone Ultra Short Duration Fixed Income Fund		Pro Forma Adjustments	Proforma Combined Touchstone Ultra Short Duration Fixed Income Fund
Pricing of Class A Shares
Net assets attributable to Class A shares	$88,625,791		$12,764,742			$101,390,533
Shares of beneficial interest outstanding	10,514,203	(A)	1,376,890	(B)	(954,436)	10,936,657
Net asset value and redemption price per share(C)	$8.43		$9.27			$9.27
Maximum sales charge - Class A shares	1.00%		2.00%			2.00%
Maximum offering price per share	$8.52		$9.46			$9.46

Pricing of Class C Shares
Net assets attributable to Class C shares	-		$7,351,857			$7,351,857
Shares of beneficial interest outstanding	-		789,123	(B)	-	789,123
Net asset value, offering price and redemption price per share(D)	-		$9.32			$9.32

Pricing of Class S Shares
Net assets attributable to Class S shares (E)	$206,565,798		-			$206,565,798
Shares of beneficial interest outstanding	24,470,186	(A)	-		(2,287,887)	22,182,299
Net asset value, offering price and redemption price per share(D)	$8.44		-			$9.31

Pricing of Class Y Shares
Net assets attributable to Class Y shares(F)	$18,603,856		$221,705,064			$240,308,920
Shares of beneficial interest outstanding	2,203,470	(A)	23,808,046	(B)	(205,674)	25,805,842
Net asset value, offering price and redemption price per share(D)	$8.44		$9.31			$9.31

Pricing of Class Z Shares
Net assets attributable to Class Z shares	-		$219,212,381			$219,212,381
Shares of beneficial interest outstanding	-		23,577,201	(B)	-	23,577,201
Net asset value, offering price and redemption price per share	-		$9.30			$9.30

Pricing of Institutional Class Shares
Net assets attributable to Institutional Class shares	-		$193,082,201			$193,082,201
Shares of beneficial interest outstanding	-		20,734,708	(B)	-	20,734,708
Net asset value, offering price and redemption price per share	-		$9.31			$9.31

(A)	Limited number of shares authorized, par value of $.01
(B)	Unlimited number of shares authorized, par value of $.01
(C)
There is no sales load on subscriptions of $1 million or more. Redemptions that were part of a $1 million or more subscription may be subject to a contingent deferred sales load if redeemed within a one-year period from the date of purchase.

(D)	Redemption price per share varies by length of time shares are held due to the terms of the contingent deferred sales charge.
(E)	Touchstone Ultra Short Duration Fixed Income Fund will open Class S shares
(F)	Sentinel Low Duration Bond Fund Class I shares will convert to Touchstone Ultra Short Duration Fixed Income Fund Class Y shares.
(1)	Deferred compensation plan will be redeemed prior to conversion.

Pro Forma Statement of Operations

For the twelve months ending March 31, 2017 (Unaudited)

	Sentinel Low Duration Bond Fund	Touchstone Ultra Short Duration Fixed Income Fund	Pro Forma Adjustments		Proforma Combined Touchstone Ultra Short Duration Fixed Income Fund
Investment Income
Dividends	$4,397,482	$2,020	$-		$4,399,502
Interest Income	2,803,906	12,762,186	-		15,566,092
Income from Securities loaned	131,340	-	-		131,340
Total Investment Income	7,332,728	12,764,206	-		20,096,934
Expenses
Investment advisory fees	1,670,389	1,490,407	(740,606	)(A)	2,420,190
Accounting and Administration services	136,882	864,436	402,392	(A)	1,403,710
Compliance fees and expenses	29,287	2,856	(29,753	)(B)	2,390
Custody fees	43,600	40,083	(31,097	)(B)	52,586
Professional fees	46,200	47,375	(46,200	)(B)	47,375
Transfer Agent fees, Class A	129,439	9,505	-	-	138,944
Transfer Agent fees, Class C	-	5,988	-	-	5,988
Transfer Agent fees, Class Y	9,411	175,668	-	(C)	185,079
Transfer Agent fees, Institutional Class	-	6,476	-	-	6,476
Transfer Agent fees, Class Z	-	193,498	-	-	193,498
Transfer Agent fees, Class S	70,845	-	-	-	70,845
Registration Fees, Class A	16,197	16,995	(16,197	)(B)	16,995
Registration Fees, Class C	-	17,767	-	-	17,767
Registration Fees, Class Y	10,806	20,071	(10,806	)(B)(C)	20,071
Registration Fees, Institutional Class	-	19,182	-	-	19,182
Registration Fees, Class Z	-	41,862	-	-	41,862
Registration Fees, Class S	21,536	-	-	-	21,536
Reports to Shareholders, Class A	3,378	5,378	-	-	8,756
Reports to Shareholders, Class C	-	5,188	-	-	5,188
Reports to Shareholders, Class Y	40	12,474	-	(C)	12,514
Reports to Shareholders, Class Institutional Class	-	5,068	-	-	5,068
Reports to Shareholders, Class Z	-	14,595	-	-	14,595
Reports to Shareholders, Class S	482	-	5,000	(E)	5,482
Distribution expenses, Class A	249,563	35,276	-	-	284,839
Distribution expenses, Class C	-	60,559	-	-	60,559
Shareholder Servicing Fees, Class Z	-	581,929	-	-	581,929
Distribution expenses, Class S	1,206,934	-	-	-	1,206,934
Trustee fees	82,685	16,204	(85,409	)(B)	13,480
Other expenses	32,083	109,290	(4,220	)(B)	137,153
Total Expenses	3,759,757	3,798,130	(556,896)		7,000,991
Fees waived and/or reimbursed by the Advisor and/or Affiliates	-	(563,328)	(106,682	)(D)	(670,010)
Net Expenses	3,759,757	3,234,802	(663,578)		6,330,981
Net Investment Income (Loss)	3,572,971	9,529,404	663,578		13,765,953
Realized and Unrealized Gains (Losses) on Investments
Net realized gains (losses) on investments	7,139,313	(3,212,562)	-		3,926,751
Net realized gains (losses) on futures contracts	(453,875)	-	-		(453,875)
Net change in unrealized appreciation (depreciation) on investments	(4,119,606)	2,668,586	-		(1,451,020)
Net change in unrealized appreciation (depreciation) on futures contracts	221,758	-	-		221,758

	Sentinel Low Duration Bond Fund	Touchstone Ultra Short Duration Fixed Income Fund	Pro Forma Adjustments	Proforma Combined Touchstone Ultra Short Duration Fixed Income Fund
Net Realized and Unrealized Gains (Losses) on Investments	2,787,590	(543,976)	-	2,243,614
Change in Net Assets Resulting from Operations	$6,360,561	$8,985,428	$663,578	$16,009,567

(A)	Reflects the impact of applying the Acquiring Fund’s Investment Advisory and Administration fee rates following the Reorganization to the combined fund’s average net assets.
(B)	Reflects the anticipated reduction of certain duplicative expenses eliminated as a result of the Reorganization.
(C)	Holders of Sentinel Low Duration Bond Fund Class I shares will receive Class Y shares of the Touchstone Ultra Short Duration Fixed Income Fund upon closing of the reorganization.
(D)
Reflects the increase in expense reimbursement payments the advisor would have made to the combined fund if the Reorganization had occurred on the first day of the 12-month period ended March 31, 2017.

(E)	Reflects the anticipated increase of certain expenses as a result of the Reorganization.

Pro Forma Portfolio of Investments

As of March 31, 2017 (Unaudited)

	Sentinel Low Duration Bond Fund			Touchstone Ultra Short Duration Fixed Income Fund		Pro Forma Adjustments		Proforma Combined Touchstone Ultra Short Duration Fixed Income Fund
	Principal Amount	Market Value		Principal Amount	Market Value	Principal Amount	Market Value	Principal Amount	Market Value
Corporate Bonds - 35.0%

Financials - 11.7%
Air Lease Corp., 5.625%, 4/1/17	-	-		5,389,000	5,389,000			5,389,000	5,389,000
Bank of America Corp. MTN, 1.700%, 8/25/17	-	-		2,765,000	2,769,289			2,765,000	2,769,289
Bank of America Corp., 3.124%, 1/20/23	1,500,000	1,505,769	(E)	-	-			1,500,000	1,505,769
Bank of America Corp., 3.248%, 10/21/27	950,000	904,215	(E)	-	-			950,000	904,215
Bank of America NA, 6.100%, 6/15/17	-	-		2,704,000	2,728,752			2,704,000	2,728,752
Brandywine Operating Partnership LP, 5.700%, 5/1/17	-	-		800,000	802,405			800,000	802,405
Brookfield Asset Management, Inc., 4.000%, 1/15/25	1,935,000	1,947,837	(E)	-	-			1,935,000	1,947,837
Camden Property Trust, 5.700%, 5/15/17	-	-		400,000	401,864			400,000	401,864
Canadian Imperial Bank of Commerce/New York NY (Canada), 1.650%, 5/10/17(A)	-	-		5,000,000	5,003,490			5,000,000	5,003,490
Capital One Bank USA NA, 1.300%, 6/5/17	-	-		2,700,000	2,699,919			2,700,000	2,699,919
Citibank NA, 1.490%, 3/20/19(A)	-	-		6,050,000	6,051,149			6,050,000	6,051,149
Citigroup, Inc., 1.800%, 2/5/18	-	-		1,800,000	1,800,925			1,800,000	1,800,925
Credit Suisse/New York (Switzerland) MTN, 1.542%, 5/26/17(A)	-	-		4,800,000	4,803,115			4,800,000	4,803,115
DDR Corp., 7.500%, 4/1/17	-	-		1,250,000	1,250,000			1,250,000	1,250,000
Equity Commonwealth, 5.875%, 9/15/20	-	-		2,250,000	2,415,240			2,250,000	2,415,240
Equity Commonwealth, 6.650%, 1/15/18	-	-		6,600,000	6,687,391			6,600,000	6,687,391
HCP, Inc., 5.625%, 5/1/17	-	-		860,000	862,552			860,000	862,552
Highwoods Realty LP, 7.500%, 4/15/18	-	-		1,790,000	1,890,295			1,790,000	1,890,295
HSBC Bank USA NA/New York NY, 6.000%, 8/9/17	-	-		3,200,000	3,247,069			3,200,000	3,247,069
Icahn Enterprises LP, 5.875%, 2/1/22	1,325,000	1,344,875	(E)	-	-			1,325,000	1,344,875
JPMorgan Chase & Co, 2.700%, 5/18/23	1,500,000	1,467,114	(E)	-	-			1,500,000	1,467,114
JPMorgan Chase & Co, 2.950%, 10/1/26	950,000	903,137	(E)	-	-			950,000	903,137
JPMorgan Chase & Co., 6.125%, 6/27/17	-	-		2,550,000	2,576,770			2,550,000	2,576,770
Mizuho Bank Ltd. (Japan), 144a 1.550%, 10/17/17	-	-		2,800,000	2,799,919			2,800,000	2,799,919
Moody's Corp., 1.414%, 9/4/18(A)	-	-		3,000,000	3,005,199			3,000,000	3,005,199
Morgan Stanley MTN, 6.250%, 8/28/17	-	-		1,450,000	1,477,769			1,450,000	1,477,769
Mountain Agency, Inc. (The), 1.040%, 12/1/23(A)	-	-		8,685,000	8,685,000			8,685,000	8,685,000
Post Apartment Homes LP, 4.750%, 10/15/17	-	-		500,000	504,188			500,000	504,188
Principal Life Global Funding II, 144a 1.500%, 4/18/19	-	-		2,500,000	2,478,858			2,500,000	2,478,858
Prologis LP, 4.000%, 1/15/18	-	-		865,000	875,273			865,000	875,273
Royal Bank of Canada (Canada) MTN, 2.125%, 3/2/20	-	-		4,000,000	4,000,172			4,000,000	4,000,172
Royal Bank of Canada/New York NY (Canada), 1.489%, 7/28/17(A)	-	-		2,800,000	2,804,060			2,800,000	2,804,060
Simon Property Group LP, 144a 1.500%, 2/1/18	-	-		2,210,000	2,208,201			2,210,000	2,208,201
State Street Corp., 5.375%, 4/30/17	-	-		4,000,000	4,011,172			4,000,000	4,011,172
SunTrust Bank/Atlanta GA, 7.250%, 3/15/18	-	-		4,977,000	5,226,676			4,977,000	5,226,676
UBS AG/Stamford CT (Switzerland) MTN, 1.375%, 8/14/17	-	-		5,000,000	5,001,360			5,000,000	5,001,360
Ventas Realty LP, 1.250%, 4/17/17	-	-		3,765,000	3,764,977			3,765,000	3,764,977
WEA Finance LLC / Westfield UK & Europe Finance PLC, 144a 1.750%, 9/15/17	-	-		4,520,000	4,521,116			4,520,000	4,521,116
XLIT Ltd. (Cayman Islands), 2.300%, 12/15/18	-	-		2,600,000	2,616,458			2,600,000	2,616,458
		8,072,946			105,359,623				113,432,569

	Sentinel Low Duration Bond Fund			Touchstone Ultra Short Duration Fixed Income Fund		Pro Forma Adjustments		Proforma Combined Touchstone Ultra Short Duration Fixed Income Fund
	Principal Amount	Market Value		Principal Amount	Market Value	Principal Amount	Market Value	Principal Amount	Market Value
Utilities - 4.2%
Commonwealth Edison Co., 6.150%, 9/15/17	-	-		280,000	285,741			280,000	285,741
Dominion Resources, Inc., 144a 1.500%, 9/30/18	-	-		825,000	817,232			825,000	817,232
E.ON International Finance BV (Netherlands), 144a 5.800%, 4/30/18	-	-		2,705,000	2,811,923			2,705,000	2,811,923
Electricite de France SA, 3.625%, 10/13/25	850,000	855,154	(E)	-	-			850,000	855,154
Exelon Corp., 1.550%, 6/9/17	-	-		3,084,000	3,084,093			3,084,000	3,084,093
Georgia Power Co., 2.000%, 3/30/20	-	-		5,000,000	4,971,185			5,000,000	4,971,185
ITC Holdings Corp., 144a 5.500%, 1/15/20	-	-		700,000	747,628			700,000	747,628
Jersey Central Power & Light Co., 5.650%, 6/1/17	-	-		9,000,000	9,054,639			9,000,000	9,054,639
Kentucky Power Co., 144a 6.000%, 9/15/17	-	-		5,900,000	6,010,867			5,900,000	6,010,867
New York State Electric & Gas Corp., 144a 6.150%, 12/15/17	-	-		800,000	823,217			800,000	823,217
NiSource Finance Corp., 5.250%, 9/15/17	-	-		1,400,000	1,419,827			1,400,000	1,419,827
Oklahoma Gas & Electric Co., 6.500%, 7/15/17	-	-		1,178,000	1,192,954			1,178,000	1,192,954
Oncor Electric Delivery Co. LLC, 5.000%, 9/30/17	-	-		700,000	712,285			700,000	712,285
South Carolina Electric & Gas Co., 5.250%, 11/1/18	-	-		900,000	947,120			900,000	947,120
Southern Electric Generating Co., 144a 2.200%, 12/1/18	-	-		451,000	453,918			451,000	453,918
TECO Finance, Inc., 6.572%, 11/1/17	-	-		650,000	667,556			650,000	667,556
United Utilities PLC (United Kingdom), 4.550%, 6/19/18	-	-		4,500,000	4,636,557			4,500,000	4,636,557
West Penn Power Co., 144a 5.950%, 12/15/17	-	-		1,255,000	1,290,558			1,255,000	1,290,558
		855,154			39,927,300				40,782,454

Industrials - 2.0%
Experian Finance PLC (United Kingdom), 144a 2.375%, 6/15/17	-	-		4,404,000	4,409,633			4,404,000	4,409,633
Johnson Controls International PLC (Ireland), 1.400%, 11/2/17	-	-		1,880,000	1,876,195			1,880,000	1,876,195
Norfolk Southern Corp., 7.700%, 5/15/17	-	-		1,550,000	1,560,965			1,550,000	1,560,965
Penske Truck Leasing Co. LP / PTL Finance Corp., 144a 3.750%, 5/11/17	-	-		1,000,000	1,002,274			1,000,000	1,002,274
SBA Tower Trust, 144a 2.898%, 10/15/19	-	-		958,000	960,977			958,000	960,977
SBA Tower Trust, 144a 2.933%, 12/11/17	-	-		3,555,000	3,556,753			3,555,000	3,556,753
Temple-Inland, Inc., 6.625%, 1/15/18	-	-		6,200,000	6,428,079			6,200,000	6,428,079
		-			19,794,876				19,794,876

Consumer Non-Cyclical - 1.9%
Abbott Laboratories, 4.900%, 11/30/46	850,000	881,300	(E)	-	-			850,000	881,300
Altria Group, Inc., 2.850%, 8/9/22	2,000,000	2,003,814	(E)	-	-			2,000,000	2,003,814
Amgen, Inc., 3.625%, 5/22/24	1,500,000	1,537,101	(E)	-	-			1,500,000	1,537,101
Anheuser-Busch InBev Finance, Inc., 4.900%, 2/1/46	950,000	1,025,752	(E)	-	-			950,000	1,025,752
Anheuser-Busch InBev Worldwide, Inc., 3.750%, 1/15/22	1,500,000	1,570,797	(E)	-	-			1,500,000	1,570,797
DaVita, Inc., 5.125%, 7/15/24	1,325,000	1,338,250	(E)	-	-			1,325,000	1,338,250
HCA, Inc., 5.375%, 2/1/25	1,325,000	1,378,000	(E)	-	-			1,325,000	1,378,000
Kraft Foods Group, Inc., 3.500%, 6/6/22	2,000,000	2,045,618	(E)	-	-			2,000,000	2,045,618

	Sentinel Low Duration Bond Fund			Touchstone Ultra Short Duration Fixed Income Fund		Pro Forma Adjustments		Proforma Combined Touchstone Ultra Short Duration Fixed Income Fund
	Principal Amount	Market Value		Principal Amount	Market Value	Principal Amount	Market Value	Principal Amount	Market Value
Medtronic, Inc., 3.150%, 3/15/22	1,500,000	1,540,562	(E)	-	-			1,500,000	1,540,562
Medtronic, Inc., 3.500%, 3/15/25	950,000	971,485	(E)	-	-			950,000	971,485
Molson Coors Brewing Co., 2.100%, 7/15/21	2,000,000	1,954,840	(E)	-	-			2,000,000	1,954,840
Thermo Fisher Scientific, Inc., 3.600%, 8/15/21	2,000,000	2,075,602	(E)	-	-			2,000,000	2,075,602
		18,323,120			-				18,323,120

Consumer Discretionary - 1.9%
Blue Hen Hotel LLC, 1.250%, 9/1/27(A)	-	-		6,250,000	6,250,000			6,250,000	6,250,000
Hasbro, Inc., 6.300%, 9/15/17	-	-		3,300,000	3,368,062			3,300,000	3,368,062
Hyundai Capital America, 144a 4.000%, 6/8/17	-	-		325,000	326,328			325,000	326,328
Lear Corp., 4.750%, 1/15/23	-	-		4,900,000	5,075,709			4,900,000	5,075,709
Marriott International, Inc. MD, 6.375%, 6/15/17	-	-		1,800,000	1,817,150			1,800,000	1,817,150
Newell Brands, Inc., 5.000%, 11/15/23	-	-		1,000,000	1,071,663			1,000,000	1,071,663
		-			17,908,912				17,908,912

Consumer Cyclical - 1.8%
Amazon.com, Inc., 4.950%, 12/5/44	950,000	1,073,885	(E)	-	-			950,000	1,073,885
Ford Motor Credit Co LLC, 5.000%, 5/15/18	3,500,000	3,615,945	(E)	-	-			3,500,000	3,615,945
General Motors Financial Co., Inc., 3.200%, 7/6/21	2,950,000	2,960,903	(E)	-	-			2,950,000	2,960,903
General Motors Financial Co., Inc., 6.750%, 6/1/18	3,000,000	3,164,325	(E)	-	-			3,000,000	3,164,325
Macy's Retail Holdings, Inc., 2.875%, 2/15/23	850,000	795,130	(E)	-	-			850,000	795,130
McDonald's Corp., 2.750%, 12/9/20	1,500,000	1,519,952	(E)	-	-			1,500,000	1,519,952
McDonald's Corp., 3.700%, 1/30/26	950,000	971,562	(E)	-	-			950,000	971,562
Walgreen Co., 3.100%, 9/15/22	1,500,000	1,509,495	(E)	-	-			1,500,000	1,509,495
Walgreens Boots Alliance, Inc., 3.450%, 6/1/26	950,000	926,084	(E)	-	-			950,000	926,084
Wynn Las Vegas LLC, 5.500%, 3/1/25	1,325,000	1,346,531	(E)	-	-			1,325,000	1,346,531
		17,883,811			-				17,883,811

Communications - 1.8%
America Movil SAB de CV, 6.125%, 3/30/40	950,000	1,108,062	(E)	-	-			950,000	1,108,062
American Tower Corp., 4.500%, 1/15/18	3,750,000	3,829,894	(E)	-	-			3,750,000	3,829,894
AT&T, Inc., 3.800%, 3/15/22	2,708,000	2,800,746	(E)	-	-			2,708,000	2,800,746
CCO Holdings LLC, 5.750%, 2/15/26	1,325,000	1,391,250	(E)	-	-			1,325,000	1,391,250
Comcast Corp., 2.350%, 1/15/27	950,000	870,061	(E)	-	-			950,000	870,061
Cox Communications, Inc., 3.350%, 9/15/26	850,000	822,269	(E)	-	-			850,000	822,269
Frontier Communications Corp., 11.000%, 9/15/25	1,325,000	1,284,422	(E)	-	-			1,325,000	1,284,422
SFR Group SA, 7.375%, 5/1/26	1,325,000	1,364,750	(E)	-	-			1,325,000	1,364,750
Sprint Corp., 7.875%, 9/15/23	1,325,000	1,467,438	(E)	-	-			1,325,000	1,467,438
Telesat Canada / Telesat LLC, 8.875%, 11/15/24	1,325,000	1,454,188	(E)	-	-			1,325,000	1,454,188
Time Warner, Inc., 3.800%, 2/15/27	950,000	939,537	(E)	-	-			950,000	939,537
		17,332,616			-				17,332,616

Consumer Staples - 1.7%
Bunge Ltd. Finance Corp., 3.200%, 6/15/17	-	-		4,370,000	4,384,688			4,370,000	4,384,688
Constellation Brands, Inc., 3.875%, 11/15/19	-	-		1,239,000	1,290,561			1,239,000	1,290,561
Constellation Brands, Inc., 7.250%, 5/15/17	-	-		7,258,000	7,298,325			7,258,000	7,298,325
Diageo Capital PLC (United Kingdom), 1.500%, 5/11/17	-	-		1,000,000	1,000,040			1,000,000	1,000,040
Reynolds American, Inc., 2.300%, 8/21/17	-	-		500,000	501,404			500,000	501,404
RJ Reynolds Tobacco Co., 2.300%, 8/21/17	-	-		1,500,000	1,504,212			1,500,000	1,504,212
		-			15,979,230				15,979,230

	Sentinel Low Duration Bond Fund			Touchstone Ultra Short Duration Fixed Income Fund		Pro Forma Adjustments		Proforma Combined Touchstone Ultra Short Duration Fixed Income Fund
	Principal Amount	Market Value		Principal Amount	Market Value	Principal Amount	Market Value	Principal Amount	Market Value
Health Care - 1.5%
Amgen, Inc., 1.430%, 5/22/17(A)	-	-		4,800,000	4,802,314			4,800,000	4,802,314
Catholic Health Initiatives, 1.600%, 11/1/17	-	-		1,955,000	1,952,955			1,955,000	1,952,955
Dignity Health, 2.637%, 11/1/19	-	-		7,700,000	7,725,610			7,700,000	7,725,610
		-			14,480,879				14,480,879

Information Technology - 1.1%
Diamond 1 Finance Corp. / Diamond 2 Finance Corp., 144a 3.480%, 6/1/19	-	-		3,200,000	3,279,078			3,200,000	3,279,078
Fidelity National Information Services, Inc., 1.450%, 6/5/17	-	-		2,040,000	2,039,755			2,040,000	2,039,755
Hewlett Packard Enterprise Co., 2.450%, 10/5/17	-	-		4,850,000	4,864,152			4,850,000	4,864,152
		-			10,182,985				10,182,985

Telecommunication Services - 0.9%
BellSouth LLC, 144a 4.400%, 4/26/17	-	-		4,000,000	4,008,320			4,000,000	4,008,320
Cox Communications, Inc., 144a 6.250%, 6/1/18	-	-		2,435,000	2,548,498			2,435,000	2,548,498
Crown Castle Towers LLC, 144a 6.113%, 1/15/20	-	-		406,000	439,602			406,000	439,602
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., 1.750%, 1/15/18	-	-		2,000,000	2,000,720			2,000,000	2,000,720
		-			8,997,140				8,997,140

Capital Goods - 0.9%
Lockheed Martin Corp., 2.500%, 11/23/20	1,500,000	1,510,154	(E)	-	-			1,500,000	1,510,154
Lockheed Martin Corp., 3.550%, 1/15/26	950,000	964,330	(E)	-	-			950,000	964,330
Northrop Grumman Corp., 3.250%, 8/1/23	2,000,000	2,039,788	(E)	-	-			2,000,000	2,039,788
Reynolds Group Issuer LLC, 5.125%, 7/15/23	1,325,000	1,361,438	(E)	-	-			1,325,000	1,361,438
Rolls-Royce PLC, 3.625%, 10/14/25	1,500,000	1,508,685	(E)	-	-			1,500,000	1,508,685
United Technologies Corp., 2.650%, 11/1/26	950,000	915,654	(E)	-	-			950,000	915,654
		8,300,048			-				8,300,048

Technology - 0.8%
Broadcom Corp / Broadcom Cayman Finance Ltd., 3.000%, 1/15/22	1,500,000	1,495,485	(E)	-	-			1,500,000	1,495,485
KLA-Tencor Corp., 4.650%, 11/1/24	850,000	904,959	(E)	-	-			850,000	904,959
Microsoft Corp., 2.375%, 5/1/23	1,500,000	1,477,542	(E)	-	-			1,500,000	1,477,542
Microsoft Corp., 2.400%, 8/8/26	950,000	898,235	(E)	-	-			950,000	898,235
Nuance Communications, Inc., 5.625%, 12/15/26	1,325,000	1,354,813	(E)	-	-			1,325,000	1,354,813
QUALCOMM, Inc., 3.000%, 5/20/22	2,000,000	2,023,726	(E)	-	-			2,000,000	2,023,726
		8,154,760			-				8,154,760

Energy - 0.7%
BP Capital Markets PLC (United Kingdom), 1.846%, 5/5/17	-	-		1,800,000	1,800,873			1,800,000	1,800,873
Cameron International Corp., 1.400%, 6/15/17	-	-		775,000	775,369			775,000	775,369
Questar Pipeline LLC, 5.830%, 2/1/18	-	-		800,000	824,372			800,000	824,372
Ras Laffan Liquefied Natural Gas Co. (Qatar), 6.750%, 9/30/19	-	-		1,500,000	1,661,250			1,500,000	1,661,250

	Sentinel Low Duration Bond Fund			Touchstone Ultra Short Duration Fixed Income Fund		Pro Forma Adjustments		Proforma Combined Touchstone Ultra Short Duration Fixed Income Fund
	Principal Amount	Market Value		Principal Amount	Market Value	Principal Amount	Market Value	Principal Amount	Market Value
Ras Laffan Liquefied Natural Gas Co. Ltd. II (Qatar), 144a 5.298%, 9/30/20	-	-		339,210	356,320			339,210	356,320
Sabine Pass Liquefaction LLC, 5.625%, 3/1/25	1,325,000	1,436,370	(E)	-	-			1,325,000	1,436,370
		1,436,370			5,418,184				6,854,554

Insurance - 0.7%
Chubb INA Holdings, Inc., 2.875%, 11/3/22	1,500,000	1,511,901	(E)	-	-			1,500,000	1,511,901
Chubb INA Holdings, Inc., 3.350%, 5/3/26	950,000	960,887	(E)	-	-			950,000	960,887
Jackson National Life Global Funding, 3.250%, 1/30/24	1,500,000	1,507,917	(E)	-	-			1,500,000	1,507,917
MetLife, Inc., 4.368%, 9/15/23	1,500,000	1,614,714	(E)	-	-			1,500,000	1,614,714
MetLife, Inc., 4.600%, 5/13/46	950,000	997,586	(E)	-	-			950,000	997,586
		6,593,005			-				6,593,005

Materials - 0.5%
Cabot Corp., 2.550%, 1/15/18	-	-		4,900,000	4,926,916			4,900,000	4,926,916
Domtar Corp., 10.750%, 6/1/17	-	-		300,000	303,412			300,000	303,412
		-			5,230,328				5,230,328

Media - 0.4%
CBS Corp., 3.375%, 3/1/22	2,000,000	2,040,514	(E)	-	-			2,000,000	2,040,514
Comcast Corp., 3.125%, 7/15/22	1,500,000	1,535,841	(E)	-	-			1,500,000	1,535,841
		3,576,355			-				3,576,355

Real Estate - 0.3%
HCP, Inc., 4.000%, 6/1/25	850,000	854,476	(E)	-	-			850,000	854,476
Simon Property Group LP, 2.350%, 1/30/22	2,000,000	1,966,366	(E)	-	-			2,000,000	1,966,366
		2,820,842			-				2,820,842

Transportation - 0.1%
XPO Logistics, Inc., 6.500%, 6/15/22	1,325,000	1,391,250	(E)	-	-			1,325,000	1,391,250

Basic Industry - 0.1%
Int'l. Paper Co., 4.400%, 8/15/47	850,000	802,159	(E)	-	-			850,000	802,159

Corporate Bonds Total		95,542,436			243,279,457				338,821,893

Asset-Backed Securities - 25.4%
Acis CLO, Ser 2013-2A, Class A, 144a 1.523%, 10/14/22(A)	-	-		504,474	504,404			504,474	504,404
American Credit Acceptance Receivables Trust, Ser 2013-2, Class D, 144a 5.920%, 8/17/20	-	-		4,250,000	4,299,104			4,250,000	4,299,104
American Credit Acceptance Receivables Trust, Ser 2014-2, Class C, 144a 3.590%, 3/10/20	-	-		4,919,902	4,938,960			4,919,902	4,938,960
American Credit Acceptance Receivables Trust, Ser 2014-3, Class D, 144a 4.700%, 11/10/21	-	-		7,750,000	7,868,418			7,750,000	7,868,418
American Credit Acceptance Receivables Trust, Ser 2014-4, Class C, 144a 4.250%, 10/12/20	-	-		4,875,000	4,947,474			4,875,000	4,947,474
American Credit Acceptance Receivables Trust, Ser 2015-3, Class A, 144a 1.950%, 9/12/19	-	-		698,453	698,491			698,453	698,491
American Homes 4 Rent, Ser 2014-SFR1, Class A, 144a 1.943%, 6/17/31(A)	-	-		2,359,747	2,360,481			2,359,747	2,360,481

	Sentinel Low Duration Bond Fund		Touchstone Ultra Short Duration Fixed Income Fund		Pro Forma Adjustments		Proforma Combined Touchstone Ultra Short Duration Fixed Income Fund
	Principal Amount	Market Value	Principal Amount	Market Value	Principal Amount	Market Value	Principal Amount	Market Value
AmeriCredit Automobile Receivables Trust, Ser 2013-4, Class C, 2.720%, 9/9/19	-	-	3,122,453	3,134,638			3,122,453	3,134,638
AmeriCredit Automobile Receivables, Ser 2013-2, Class C, 1.790%, 3/8/19	-	-	1,366,385	1,367,159			1,366,385	1,367,159
Ascentium Equipment Receivables Trust, Ser 2016-1A, Class A2, 144a 1.750%, 11/13/18	-	-	4,070,761	4,077,209			4,070,761	4,077,209
Ascentium Equipment Receivables, Ser 2015-2A, Class D, 144a 3.440%, 10/12/21	-	-	2,294,000	2,327,473			2,294,000	2,327,473
Bayview Financial Acquisition Trust, Ser 2004-C, Class M1, 1.958%, 5/28/44(A)	-	-	330,098	330,326			330,098	330,326
BlueMountain CLO II Ltd., Ser 2006-2A, Class A1, 144a 1.305%, 7/15/18(A)	-	-	2,358,194	2,357,017			2,358,194	2,357,017
BlueMountain CLO II Ltd., Ser 2006-2A, Class C, 144a 1.855%, 7/15/18(A)	-	-	4,420,000	4,409,648			4,420,000	4,409,648
BlueVirgo Trust, Ser 2015-1A, 144a 3.000%, 12/15/22	-	-	3,251,675	3,274,860			3,251,675	3,274,860
California Republic Auto Receivables Trust, Ser 2013-2, Class C, 3.320%, 8/17/20	-	-	3,345,000	3,386,905			3,345,000	3,386,905
Capital Auto Receivables Asset Trust, Ser 2014-1, Class E, 144a 4.090%, 9/22/22	-	-	6,710,000	6,806,361			6,710,000	6,806,361
Capital Auto Receivables Asset Trust, Ser 2014-3, Class E, 3.940%, 4/20/23	-	-	5,710,000	5,792,852			5,710,000	5,792,852
CarFinance Capital Auto Trust, Ser 2013-1A, Class B, 144a 2.750%, 11/15/18	-	-	589,189	590,054			589,189	590,054
CarFinance Capital Auto Trust, Ser 2013-2A, Class D, 144a 5.930%, 8/15/19	-	-	7,930,000	8,133,718			7,930,000	8,133,718
CarFinance Capital Auto Trust, Ser 2015-1A, Class A, 144a 1.750%, 6/15/21	-	-	770,727	770,987			770,727	770,987
Cazenovia Creek Funding I LLC, Ser 2015-1A, Class A, 144a 2.000%, 12/10/23	-	-	1,540,290	1,529,700			1,540,290	1,529,700
CCG Receivables Trust, Ser 2014-1, Class A2, 144a 1.060%, 11/15/21	-	-	424,896	424,703			424,896	424,703
Chrysler Capital Auto Receivables Trust, Ser 2013-BA, Class D, 144a 2.890%, 10/15/20	-	-	8,485,000	8,518,096			8,485,000	8,518,096
CNH Equipment Trust, Ser 2014-C, Class A3, 1.050%, 11/15/19	-	-	1,819,500	1,817,314			1,819,500	1,817,314
College & University Facility Loan Trust, Ser 2, Class D, 4.000%, 6/1/18	-	-	18,968	18,968			18,968	18,968
Countrywide Asset-Backed Certificates, Ser 2004-12, Class MV3, 1.972%, 3/25/35(A)	-	-	368,381	368,437			368,381	368,437
Credit Acceptance Auto Loan Trust, Ser 2014-2A, Class A, 144a 1.880%, 3/15/22	-	-	10,905,676	10,918,691			10,905,676	10,918,691
Credit Acceptance Auto Loan Trust, Ser 2015-1A, Class A, 144a 2.000%, 7/15/22	-	-	10,618,753	10,637,038			10,618,753	10,637,038
Credit-Based Asset Servicing and Securitization LLC, Ser 2006-SC1, Class A, 144a 1.252%, 5/25/36(A)	-	-	198,613	197,820			198,613	197,820
Dell Equipment Finance Trust, Ser 2015-1, Class D, 144a 2.840%, 9/22/20	-	-	2,725,000	2,728,512			2,725,000	2,728,512
Dell Equipment Finance Trust, Ser 2015-2, Class C, 144a 2.750%, 9/22/20	-	-	4,500,000	4,517,446			4,500,000	4,517,446
Dell Equipment Finance Trust, Ser 2016-1, Class A1, 144a 0.850%, 7/24/17	-	-	123,083	123,064			123,083	123,064

	Sentinel Low Duration Bond Fund			Touchstone Ultra Short Duration Fixed Income Fund		Pro Forma Adjustments		Proforma Combined Touchstone Ultra Short Duration Fixed Income Fund
	Principal Amount	Market Value		Principal Amount	Market Value	Principal Amount	Market Value	Principal Amount	Market Value
Dell Equipment Finance Trust, Ser 2016-1, Class A2, 144a 1.430%, 9/24/18	-	-		3,000,000	3,000,139			3,000,000	3,000,139
DT Auto Owner Trust, Ser 2015-1A, Class C, 144a 2.870%, 11/16/20	-	-		5,991,380	6,023,981			5,991,380	6,023,981
Elara HGV Timeshare Issuer LLC, Ser 2014-A, Class A, 144a 2.530%, 2/25/27	-	-		980,542	974,712			980,542	974,712
Exeter Automobile Receivables Trust, Ser 2015-1A, Class A, 144a 1.600%, 6/17/19	-	-		350,024	349,950			350,024	349,950
First Investors Auto Owner Trust, Ser 2014-1A, Class B, 144a 2.260%, 1/15/20	-	-		4,450,000	4,461,767			4,450,000	4,461,767
First Investors Auto Owner Trust, Ser 2016-2A, Class A1, 144a 1.530%, 11/16/20	-	-		1,945,752	1,943,022			1,945,752	1,943,022
Flagship Credit Auto Trust, Ser 2016-3, Class A1, 144a 1.610%, 12/15/19	-	-		2,664,833	2,662,901			2,664,833	2,662,901
FNA 2015-1 Trust, Ser 2015-1, Class A, 144a 3.240%, 12/10/23	-	-		1,471,090	1,462,264			1,471,090	1,462,264
GLS Auto Receivables Trust, Ser 2016-1A, Class A, 144a 2.730%, 10/15/20	-	-		3,165,259	3,168,951			3,165,259	3,168,951
GreatAmerica Leasing Receivables Funding LLC Series, Ser 2016-1, Class A2, 144a 1.570%, 5/21/18	-	-		4,053,972	4,055,386			4,053,972	4,055,386
Keuka Park CLO Ltd 2013-1, 2.741%, 10/21/24	750,000	749,998	(E)	-	-			750,000	749,998
Kingsland IV Ltd., Ser 2007-4A, Class C, 144a 1.673%, 4/16/21(A)	-	-		7,910,000	7,788,906			7,910,000	7,788,906
Leaf Receivables Funding 11 LLC, Ser 2016-1, Class A2, 144a 1.720%, 7/15/18	-	-		2,658,921	2,656,688			2,658,921	2,656,688
MMAF Equipment Finance LLC, Ser 2012-AA, Class A4, 144a 1.350%, 10/10/18	-	-		1,576	1,576			1,576	1,576
Morgan Stanley ABS Capital I, Inc. Trust, Ser 2006-NC1, Class A4, 1.282%, 12/25/35(A)	-	-		2,271,614	2,236,421			2,271,614	2,236,421
Navitas Equipment Receivables LLC, Ser 2016-1, Class A1, 144a 1.100%, 9/15/17	-	-		2,173,620	2,170,756			2,173,620	2,170,756
Navitas Equipment Receivables LLC, Ser 2016-1, Class A2, 144a 2.200%, 6/15/21	-	-		6,600,000	6,591,919			6,600,000	6,591,919
Nomad CLO Ltd., 2.223%, 1/15/25	1,500,000	1,499,994	(E)	-	-			1,500,000	1,499,994
OneMain Direct Auto Receivables Trust, Ser 2016-1A, Class A, 144a 2.040%, 1/15/21	-	-		2,955,269	2,960,616			2,955,269	2,960,616
Orange Lake Timeshare Trust, Ser 2012-AA, Class A, 144a 3.450%, 3/10/27	-	-		2,142,947	2,161,210			2,142,947	2,161,210
Orange Lake Timeshare Trust, Ser 2014-AA, Class A, 144a 2.290%, 7/9/29	-	-		1,023,535	1,012,809			1,023,535	1,012,809
Park Place Securities, Inc. Asset Backed Pass Through Certificates, Ser 2005-WHQ3, Class M2, 1.657%, 6/25/35(A)	-	-		323,850	323,511			323,850	323,511
Prestige Auto Receivables Trust, Ser 2014-1A, Class A3, 144a 1.520%, 4/15/20	-	-		337,834	337,825			337,834	337,825
Rockwall CDO II Ltd., Ser 2007-1A, Class A1LA, 144a 1.284%, 8/1/24(A)	-	-		4,742,289	4,738,514			4,742,289	4,738,514
Santander Drive Auto Receivables Trust, Ser 2012-AA, Class D, 144a 2.460%, 12/17/18	-	-		4,446,216	4,454,896			4,446,216	4,454,896
Santander Drive Auto Receivables Trust, Ser 2013-1, Class C, 1.760%, 1/15/19	-	-		539,664	539,830			539,664	539,830

	Sentinel Low Duration Bond Fund			Touchstone Ultra Short Duration Fixed Income Fund		Pro Forma Adjustments		Proforma Combined Touchstone Ultra Short Duration Fixed Income Fund
	Principal Amount	Market Value		Principal Amount	Market Value	Principal Amount	Market Value	Principal Amount	Market Value
Santander Drive Auto Receivables Trust, Ser 2013-1, Class D, 2.270%, 1/15/19	-	-		200,000	200,467			200,000	200,467
Santander Drive Auto Receivables Trust, Ser 2013-2, Class C, 1.950%, 3/15/19	-	-		1,409,120	1,410,318			1,409,120	1,410,318
Santander Drive Auto Receivables Trust, Ser 2013-5, Class D, 2.730%, 10/15/19	-	-		7,038,000	7,105,203			7,038,000	7,105,203
Santander Drive Auto Receivables Trust, Ser 2014-1, Class E, 3.920%, 5/17/21	-	-		9,200,000	9,335,023			9,200,000	9,335,023
Santander Drive Auto Receivables Trust, Ser 2015-1, Class B, 1.970%, 11/15/19	-	-		1,709,696	1,712,237			1,709,696	1,712,237
Securitized Equipment Receivables Trust, Ser 2017-1A, 2.760%, 12/13/22	-	-		4,725,000	4,717,394			4,725,000	4,717,394
Sierra Timeshare Receivables Funding LLC, Ser 2012-3A, Class A, 144a 1.870%, 8/20/29	-	-		2,517,180	2,514,949			2,517,180	2,514,949
Sierra Timeshare Receivables Funding LLC, Ser 2013-1A, Class A, 144a 1.590%, 11/20/29	-	-		1,151,966	1,148,928			1,151,966	1,148,928
Sierra Timeshare Receivables Funding LLC, Ser 2013-3A, Class A, 144a 2.200%, 10/20/30	-	-		2,134,541	2,134,346			2,134,541	2,134,346
Sierra Timeshare Receivables Funding LLC, Ser 2014-1A, Class A, 144a 2.070%, 3/20/30	-	-		861,435	860,607			861,435	860,607
Sierra Timeshare Receivables Funding LLC, Ser 2014-2A, Class A, 144a 2.050%, 6/20/31	-	-		641,875	640,861			641,875	640,861
Sierra Timeshare Receivables Funding LLC, Ser 2014-3A, Class A, 144a 2.300%, 10/20/31	-	-		1,776,747	1,777,349			1,776,747	1,777,349
Stoney Lane Funding I Corp., Ser 2007-1A, Class B, 144a 1.723%, 4/18/22(A)	-	-		1,830,000	1,806,689			1,830,000	1,806,689
Taco Bell Funding, LLC, 144a, 3.832%, 5/25/26	1,592,000	1,613,834	(E)	-	-			1,592,000	1,613,834
Tidewater Auto Receivables Trust, Ser 2016-AA, Class A2, 144a 2.300%, 9/15/19	-	-		1,474,627	1,474,185			1,474,627	1,474,185
United Auto Credit Securitization Trust, Ser 2016-2, Class A, 144a 1.670%, 9/10/18	-	-		2,417,712	2,419,244			2,417,712	2,419,244
Welk Resorts LLC, Ser 2013-AA, Class A, 144a 3.100%, 3/15/29	-	-		3,281,657	3,301,161			3,281,657	3,301,161
Westgate Resorts LLC, Ser 2015-1A, Class A, 144a 2.750%, 5/20/27	-	-		2,066,421	2,072,425			2,066,421	2,072,425
Westgate Resorts LLC, Ser 2016-1A, Class A, 144a 3.500%, 12/20/28	-	-		5,715,712	5,743,484			5,715,712	5,743,484
Westlake Automobile Receivables Trust, Ser 2014-2A, Class C, 144a 2.240%, 4/15/20	-	-		4,040,554	4,046,359			4,040,554	4,046,359
Westlake Automobile Receivables Trust, Ser 2015-2A, Class A2A, 144a 1.280%, 7/16/18	-	-		148,416	148,405			148,416	148,405
Westlake Automobile Receivables Trust, Ser 2016-1A, Class A2A, 144a 1.820%, 1/15/19	-	-		411,140	411,615			411,140	411,615
Westlake Automobile Receivables Trust, Ser 2016-1A, Class A2B, 144a 1.962%, 1/15/19(A)	-	-		2,119,878	2,125,131			2,119,878	2,125,131
Westlake Automobile Receivables Trust, Ser 2016-2A, Class A2, 144a 1.570%, 6/17/19	-	-		4,329,979	4,331,153			4,329,979	4,331,153
Westwood CDO II Ltd., Ser 2007-2A, Class A1, 144a 1.258%, 4/25/22(A)	-	-		266,834	266,774			266,834	266,774
Asset-Backed Securities Total		3,863,826			241,959,185				245,823,011

	Sentinel Low Duration Bond Fund			Touchstone Ultra Short Duration Fixed Income Fund		Pro Forma Adjustments		Proforma Combined Touchstone Ultra Short Duration Fixed Income Fund
	Principal Amount	Market Value		Principal Amount	Market Value	Principal Amount	Market Value	Principal Amount	Market Value
U.S. Government Mortgage-Backed Obligations - 13.6%
FED HOME LN DISCOUNT NT, 0.600%, 4/4/17	21,000,000	20,998,950	(E)	-	-			21,000,000	20,998,950
FHLMC, 1B1580, 3.086%, 3/1/34(A)	-	-		144,193	154,033			144,193	154,033
FHLMC, 1B2629, 3.250%, 11/1/34(A)	-	-		150,968	160,418			150,968	160,418
FHLMC, 1B7189, 3.806%, 3/1/36(A)	-	-		420,026	448,077			420,026	448,077
FHLMC, 1G1471, 3.170%, 1/1/37(A)	-	-		124,888	131,894			124,888	131,894
FHLMC, 1H1354, 2.791%, 11/1/36(A)	-	-		788,197	835,979			788,197	835,979
FHLMC, 1H2524, 2.868%, 8/1/35(A)	-	-		81,950	86,597			81,950	86,597
FHLMC, 1J1813, 3.175%, 8/1/37(A)	-	-		435,251	463,303			435,251	463,303
FHLMC, 1K1238, 2.783%, 7/1/36(A)	-	-		290,814	308,487			290,814	308,487
FHLMC, 1L0087, 2.756%, 6/1/35(A)	-	-		172,648	181,866			172,648	181,866
FHLMC, 1L0147, 2.803%, 7/1/35(A)	-	-		380,432	403,216			380,432	403,216
FHLMC, 1L1288, 2.879%, 5/1/36(A)	-	-		247,845	262,329			247,845	262,329
FHLMC, 1Q0080, 2.946%, 1/1/36(A)	-	-		197,284	208,171			197,284	208,171
FHLMC, 1Q0119, 3.074%, 9/1/36(A)	-	-		464,298	493,677			464,298	493,677
FHLMC, 1Q0187, 3.110%, 12/1/36(A)	-	-		885,816	942,952			885,816	942,952
FHLMC, 1Q0339, 3.312%, 4/1/37(A)	-	-		534,434	565,589			534,434	565,589
FHLMC, 1Q0669, 3.116%, 11/1/37(A)	-	-		149,743	157,659			149,743	157,659
FHLMC, 1Q1303, 2.796%, 11/1/36(A)	-	-		620,475	657,647			620,475	657,647
FHLMC, 781515, 2.829%, 4/1/34(A)	-	-		770,647	814,958			770,647	814,958
FHLMC, 782760, 2.787%, 11/1/36(A)	-	-		327,329	347,068			327,329	347,068
FHLMC, 847795, 2.827%, 4/1/35(A)	-	-		276,016	291,216			276,016	291,216
FHLMC, 848088, 2.900%, 4/1/35(A)	-	-		165,209	174,835			165,209	174,835
FHLMC, 848539, 2.877%, 4/1/37(A)	-	-		535,187	572,185			535,187	572,185
FHLMC, 848583, 2.898%, 1/1/36(A)	-	-		1,350,869	1,427,838			1,350,869	1,427,838
FHLMC, A92646, 5.500%, 6/1/40	-	-		19,022	21,608			19,022	21,608
FHLMC, C03505, 5.500%, 6/1/40	-	-		17,748	19,700			17,748	19,700
FHLMC, C66916, 7.000%, 5/1/32	-	-		70,172	78,803			70,172	78,803
FHLMC, D94230, 7.500%, 10/1/19	1,372	1,374	(E)	-	-			1,372	1,374
FHLMC, D94598, 6.500%, 4/1/21	-	-		14,453	15,291			14,453	15,291
FHLMC, G00100, 8.000%, 2/1/23	2,641	2,938	(E)	-	-			2,641	2,938
FHLMC, G01840, 5.000%, 7/1/35	-	-		57,434	63,104			57,434	63,104
FHLMC, G11769, 5.000%, 10/1/20	-	-		600,544	623,452			600,544	623,452
FHLMC, G11773, 5.000%, 10/1/20	-	-		384,114	398,930			384,114	398,930
FHLMC, G30085, 7.500%, 10/1/17	-	-		1,491	1,497			1,491	1,497
FHLMC, J05907, 6.000%, 8/1/19	388,907	396,846	(E)	-	-			388,907	396,846
FHLMC, J10895, 4.000%, 10/1/19	-	-		198,208	205,091			198,208	205,091
FHR, 2927 ED, 4.000%, 1/15/35	144,671	145,988	(E)	-	-			144,671	145,988
FHR, 3874 BD, 3.000%, 6/15/21	2,394,609	2,435,063	(E)	-	-			2,394,609	2,435,063
FHR, 4022 AH, 1.500%, 12/15/25	26,823,349	26,329,894	(E)	-	-			26,823,349	26,329,894
FHR, 4039 PB, 1.500%, 5/15/27	14,721,348	14,334,847	(E)	-	-			14,721,348	14,334,847
FHR, 4238 TL, 1.250%, 8/15/27	6,663,505	6,432,566	(E)	-	-			6,663,505	6,432,566
FNMA, 175123, 7.450%, 8/1/22	73,433	76,167	(E)	-	-			73,433	76,167
FNMA, 207530, 8.250%, 4/1/22	5,874	5,891	(E)	-	-			5,874	5,891
FNMA, 254868, 5.000%, 9/1/33	-	-		181,004	198,463			181,004	198,463
FNMA, 256272, 5.500%, 6/1/26	-	-		85,106	94,450			85,106	94,450
FNMA, 256852, 6.000%, 8/1/27	-	-		146,520	165,459			146,520	165,459
FNMA, 323832, 7.500%, 7/1/29	-	-		32,181	37,664			32,181	37,664
FNMA, 334593, 7.000%, 5/1/24	-	-		2,483	2,727			2,483	2,727
FNMA, 555380, 3.123%, 4/1/33(A)	-	-		155,533	163,825			155,533	163,825
FNMA, 665773, 7.500%, 6/1/31	-	-		58,183	60,132			58,183	60,132
FNMA, 671380, 6.000%, 11/1/17	2,358	2,365	(E)	-	-			2,358	2,365
FNMA, 679742, 3.032%, 1/1/40(A)	-	-		115,385	119,025			115,385	119,025

	Sentinel Low Duration Bond Fund			Touchstone Ultra Short Duration Fixed Income Fund		Pro Forma Adjustments		Proforma Combined Touchstone Ultra Short Duration Fixed Income Fund
	Principal Amount	Market Value		Principal Amount	Market Value	Principal Amount	Market Value	Principal Amount	Market Value
FNMA, 681842, 2.901%, 2/1/33(A)	-	-		80,031	83,903			80,031	83,903
FNMA, 681898, 2.756%, 4/1/33(A)	-	-		161,660	170,134			161,660	170,134
FNMA, 725245, 2.762%, 2/1/34(A)	-	-		193,557	203,986			193,557	203,986
FNMA, 725284, 7.000%, 11/1/18	2,149	2,164	(E)	-	-			2,149	2,164
FNMA, 725424, 5.500%, 4/1/34	-	-		201,181	225,288			201,181	225,288
FNMA, 725490, 2.760%, 4/1/34(A)	-	-		1,269,750	1,354,456			1,269,750	1,354,456
FNMA, 735439, 6.000%, 9/1/19	-	-		60,292	61,762			60,292	61,762
FNMA, 735539, 2.927%, 4/1/35(A)	-	-		149,088	157,145			149,088	157,145
FNMA, 743207, 2.912%, 10/1/33(A)	-	-		82,890	86,670			82,890	86,670
FNMA, 745467, 3.387%, 4/1/36(A)	-	-		48,745	51,360			48,745	51,360
FNMA, 745790, 2.743%, 8/1/36(A)	-	-		67,590	71,195			67,590	71,195
FNMA, 761411, 4.500%, 5/1/19	-	-		340,576	349,288			340,576	349,288
FNMA, 784365, 2.799%, 5/1/34(A)	-	-		106,237	110,434			106,237	110,434
FNMA, 791978, 2.817%, 9/1/34(A)	-	-		248,780	259,014			248,780	259,014
FNMA, 804001, 2.721%, 10/1/34(A)	-	-		89,728	94,227			89,728	94,227
FNMA, 809897, 3.192%, 3/1/35(A)	-	-		56,196	59,716			56,196	59,716
FNMA, 813170, 3.200%, 1/1/35(A)	-	-		223,295	233,637			223,295	233,637
FNMA, 815323, 2.787%, 1/1/35(A)	-	-		1,157,955	1,203,895			1,157,955	1,203,895
FNMA, 820364, 2.095%, 4/1/35(A)	-	-		201,958	208,624			201,958	208,624
FNMA, 827787, 2.799%, 5/1/35(A)	-	-		579,092	602,350			579,092	602,350
FNMA, 828480, 2.980%, 6/1/35(A)	-	-		80,544	85,702			80,544	85,702
FNMA, 839239, 3.010%, 9/1/35(A)	-	-		132,927	140,539			132,927	140,539
FNMA, 888179, 3.406%, 2/1/37(A)	-	-		107,597	114,285			107,597	114,285
FNMA, 888548, 2.787%, 5/1/35(A)	-	-		68,175	71,791			68,175	71,791
FNMA, 889060, 6.000%, 1/1/38	-	-		121,182	137,960			121,182	137,960
FNMA, 889061, 6.000%, 1/1/38	-	-		116,038	133,876			116,038	133,876
FNMA, 889382, 5.500%, 4/1/38	-	-		7,525	8,519			7,525	8,519
FNMA, 922674, 3.368%, 4/1/36(A)	-	-		420,803	448,372			420,803	448,372
FNMA, 931676, 5.500%, 1/1/19	-	-		182,707	186,833			182,707	186,833
FNMA, 950385, 2.277%, 8/1/37(A)	-	-		205,961	211,127			205,961	211,127
FNMA, 960376, 5.500%, 12/1/37	-	-		60,721	67,613			60,721	67,613
FNMA, 985670, 6.500%, 10/1/21	334,510	352,718	(E)	-	-			334,510	352,718
FNMA, 995284, 5.500%, 3/1/20	-	-		8,587	8,655			8,587	8,655
FNMA, AA1150, 4.000%, 4/1/23	-	-		502,856	519,822			502,856	519,822
FNMA, AD0941, 5.500%, 4/1/40	-	-		11,796	13,415			11,796	13,415
FNMA, AE0363, 5.000%, 7/1/37	-	-		90,857	99,430			90,857	99,430
FNMA, AE0727, 4.000%, 10/1/20	-	-		241,196	249,334			241,196	249,334
FNMA, AE5441, 5.000%, 10/1/40	-	-		123,218	134,824			123,218	134,824
FNMA, AI6588, 4.000%, 7/1/26	-	-		206,895	217,873			206,895	217,873
FNMA, AI8506, 4.000%, 8/1/26	-	-		216,806	228,449			216,806	228,449
FNMA, AL0211, 5.000%, 4/1/41	-	-		202,072	220,969			202,072	220,969
FNMA, AL0302, 5.000%, 4/1/24	-	-		33,940	36,140			33,940	36,140
FNMA, AL0478, 3.149%, 4/1/36(A)	-	-		1,299,128	1,379,021			1,299,128	1,379,021
FNMA, AL0543, 5.000%, 7/1/41	-	-		339,365	373,541			339,365	373,541
FNMA, AL1105, 4.500%, 12/1/40	-	-		182,373	197,400			182,373	197,400
FNMA, AL2591, 5.500%, 5/1/38	-	-		77,332	81,817			77,332	81,817
FNMA, AL5275, 2.708%, 9/1/37(A)	-	-		835,359	869,725			835,359	869,725
FNMA, AL7396, 2.779%, 2/1/37(A)	-	-		4,050,828	4,213,184			4,050,828	4,213,184
FNMA, 735484, 5.000%, 5/1/35	-	-		35,542	38,889			35,542	38,889
FNR, 09-32 BH, 5.250%, 5/25/39	934,369	994,889	(E)	-	-			934,369	994,889
FNR, 10-64 AD, 3.000%, 12/25/20	14,720,942	14,913,697	(E)	-	-			14,720,942	14,913,697
FNR, 11-15 HC, 2.500%, 3/25/26	5,036,168	5,066,334	(E)	-	-			5,036,168	5,066,334
FNR, 11-67 DA, 4.500%, 7/25/21	3,990,579	4,087,836	(E)	-	-			3,990,579	4,087,836

	Sentinel Low Duration Bond Fund			Touchstone Ultra Short Duration Fixed Income Fund		Pro Forma Adjustments		Proforma Combined Touchstone Ultra Short Duration Fixed Income Fund
	Principal Amount	Market Value		Principal Amount	Market Value	Principal Amount	Market Value	Principal Amount	Market Value
FNR, 12-47 AI Interest Only, 3.000%, 5/25/22	4,449,453	210,380	(E)	-	-			4,449,453	210,380
GNMA, 344233, 8.000%, 2/15/23	-	-		12,693	13,646			12,693	13,646
GNMA, 345123, 8.000%, 12/15/23	-	-		59,224	64,362			59,224	64,362
GNMA, 569337, 6.500%, 4/15/22	-	-		6,098	6,494			6,098	6,494
GNMA, 628440, 7.000%, 4/15/24	16,222	16,215	(E)	-	-			16,222	16,215
GNMA, 780322, 8.000%, 11/15/22	-	-		14,563	16,033			14,563	16,033
GNMA, 780327, 8.000%, 11/15/17	-	-		33	33			33	33
GNMA, 80826, 2.000%, 2/20/34(A)	-	-		614,385	637,110			614,385	637,110
GNMA, 80889, 2.125%, 4/20/34(A)	-	-		265,747	275,951			265,747	275,951
GNMA, 81016, 2.125%, 8/20/34(A)	-	-		453,146	469,698			453,146	469,698
GNMA, 814, 8.000%, 8/20/17	-	-		434	435			434	435
GNMA, 82760, 2.000%, 3/20/41(A)	-	-		996,030	1,027,179			996,030	1,027,179
GNMA, 8426, 3.000%, 11/20/18(A)	-	-		1,485	1,487			1,485	1,487
GNMA, MA2392, 2.000%, 11/20/44(A)	-	-		873,384	899,880			873,384	899,880
GNMA, MA2466, 2.000%, 12/20/44(A)	-	-		3,227,261	3,331,460			3,227,261	3,331,460
U.S. Government Mortgage-Backed Obligations Total		96,807,122			35,179,172				131,986,294

Commercial Mortgage-Backed Securities - 5.4%

BAMLL Re-REMIC Trust, Ser 2014-FRR7, Class A, 144a 3.232%, 10/26/44(A)	-	-		6,344,522	6,341,345			6,344,522	6,341,345
CD Mortgage Trust, Ser 2006-CD3, Class AM, 5.648%, 10/15/48	-	-		4,069,402	4,150,526			4,069,402	4,150,526
CDGJ Commercial Mortgage Trust, Ser 2014-BXCH, Class B, 144a 2.762%, 12/15/27(A)	-	-		5,645,000	5,648,528			5,645,000	5,648,528
COMM Mortgage Trust, Ser 2016-SAVA, Class A, 144a 2.632%, 10/15/34(A)	-	-		5,042,000	5,067,272			5,042,000	5,067,272
Commercial Mortgage Loan Trust, Ser 2008-LS1, Class A4B, 6.101%, 12/10/49(A)	-	-		3,060,746	3,091,117			3,060,746	3,091,117
DBRR Trust, Ser 2013-EZ3, Class A, 144a 1.636%, 12/18/49(A)	-	-		229,146	228,959			229,146	228,959
DBUBS Mortgage Trust, Ser 2011-LC2A, Class A1FL, 144a 2.208%, 7/12/44(A)	-	-		1,042,123	1,055,672			1,042,123	1,055,672
EQTY Mortgage Trust, Ser 2014-INNS, Class A, 144a 1.697%, 5/8/31(A)	-	-		7,373,536	7,380,453			7,373,536	7,380,453
FDIC Guaranteed Notes, Ser 2010-C1, Class A, 144a 2.980%, 12/6/20	-	-		34,533	34,722			34,533	34,722
Hyatt Hotel Portfolio Trust, Ser 2015-HYT, Class A, 144a 2.162%, 11/15/29(A)	-	-		4,965,000	4,977,359			4,965,000	4,977,359
JP Morgan Chase Commercial Mortgage Securities Trust, Ser 2014-INN, Class D, 144a 3.262%, 6/15/29(A)	-	-		6,050,000	6,050,001			6,050,000	6,050,001
PFP Ltd., Ser 2015-2, Class A, 144a 2.378%, 7/14/34(A)	-	-		1,914,554	1,913,617			1,914,554	1,913,617
UBS-Citigroup Commercial Mortgage Trust, Ser 2011-C1, Class XA, 144a 2.263%, 1/10/45(A)(B)	-	-		15,609,693	1,301,408			15,609,693	1,301,408
Wells Fargo Commercial Mortgage Trust, Ser 2014-TISH, Class B, 144a 2.262%, 2/15/27(A)	-	-		5,000,000	5,016,130			5,000,000	5,016,130
Commercial Mortgage-Backed Securities Total		-			52,257,109				52,257,109

U.S. Treasury Obligations - 5.2%
Treasury Bill, 0.350%, 4/6/17	50,000,000	49,997,569	(E)	-	-			50,000,000	49,997,569

	Sentinel Low Duration Bond Fund			Touchstone Ultra Short Duration Fixed Income Fund		Pro Forma Adjustments		Proforma Combined Touchstone Ultra Short Duration Fixed Income Fund
	Principal Amount	Market Value		Principal Amount	Market Value	Principal Amount	Market Value	Principal Amount	Market Value
	Shares			Shares		Shares		Shares
Exchange Traded Funds - 4.3%
iShares 0-5 Year High Yield Corporate Bond ETF	33,400	1,595,852	(E)	-	-			33,400	1,595,852
iShares iBoxx $ Investment Grade Corporate Bond ETF	90,627	10,685,830	(E)	-	-			90,627	10,685,830
SPDR Barclays Intermediate Term Corporate Bond ETF	445,627	15,209,250	(E)	-	-			445,627	15,209,250
SPDR Barclays Short Term Corporate Bond ETF	454,070	13,899,083	(E)	-	-			454,070	13,899,083
Exchange Traded Funds Total		41,390,014			-				41,390,014

	Principal Amount			Principal Amount		Principal Amount		Principal Amount
Commercial Paper - 2.4%
Church & Dwight Co. Inc., 1.070%, 4/3/17, 0.000%, 4/3/17(C)	-	-		10,000,000	9,999,082			10,000,000	9,999,082
Cintas Corp., 1.070%, 4/3/17, 0.000%, 4/3/17(C)	-	-		10,000,000	9,999,099			10,000,000	9,999,099
MDU Resourses Group, Inc., 1.080%, 4/3/17, 0.000%, 4/3/17(C)	-	-		2,700,000	2,699,757			2,700,000	2,699,757
Commercial Paper Total		-			22,697,938				22,697,938

Municipal Bonds - 2.2%

California - 0.5%
CA St Enterprise Dev Authority, Txbl Variable J Harris Indl Wt, (LOC: City National Bank), 144a 1.230%, 9/1/41	-	-		2,340,000	2,340,000			2,340,000	2,340,000
CA St Infrastructure & Economic Dev Bank, Txbl Studio Moulding, Ser B, (LOC: Comerica Bank), 1.980%, 12/1/28	-	-		730,000	730,000			730,000	730,000
CA St Infrastructure & Economic Dev Bank, Txbl Tobinworld Pj, Ser B, (LOC: Comerica Bank), 1.980%, 11/1/36	-	-		110,000	110,000			110,000	110,000
CA St Infrastructure & Economic Dev Bank, Variable Canyon Plastics Inc P, (LOC: Bank Of West (The), 1.110%, 12/1/39	-	-		1,885,000	1,885,000			1,885,000	1,885,000
		-			5,065,000				5,065,000

Florida - 0.5%
State Brd of Admin Fin Corp., Txbl Ser A, 2.163%, 7/1/19	-	-		5,000,000	5,039,600			5,000,000	5,039,600

New York - 0.4%
Brookhaven NY IDA, Variable Intercounty Asso, (LOC: Capital One NA), 1.050%, 1/1/25	-	-		3,450,000	3,450,000			3,450,000	3,450,000

Massachusetts - 0.3%
MA St Edu Fin Auth, Ser B 1, 2.733%, 1/1/31(A)	-	-		2,726,000	2,723,301			2,726,000	2,723,301

Minnesota - 0.2%
Saint Paul MN Hsg & Redev Auth, Txbl Ref Healthpartners Oblig, 1.400%, 7/1/17	-	-		1,000,000	1,000,250			1,000,000	1,000,250
Saint Paul MN Hsg & Redev Auth, Txbl Ref Healthpartners Oblig, 1.838%, 7/1/18	-	-		1,095,000	1,096,796			1,095,000	1,096,796
		-			2,097,046				2,097,046

	Sentinel Low Duration Bond Fund		Touchstone Ultra Short Duration Fixed Income Fund		Pro Forma Adjustments		Proforma Combined Touchstone Ultra Short Duration Fixed Income Fund
	Principal Amount	Market Value	Principal Amount	Market Value	Principal Amount	Market Value	Principal Amount	Market Value
Indiana - 0.2%
Indiana Finance Authority, Ref Amt Republic Svcs Inc Proj, Ser A, 1.200%, 5/1/34(A)	-	-	2,000,000	1,999,960			2,000,000	1,999,960

South Carolina - 0.1%
Spartanburg SC Wtrwks Rev, Txbl Ref Sys Ser B, 1.519%, 12/1/17	-	-	535,000	535,487			535,000	535,487
Spartanburg SC Wtrwks Rev, Txbl Ref Sys Ser B, 1.785%, 12/1/18	-	-	280,000	281,100			280,000	281,100
		-		816,587				816,587

Connecticut - 0.0%
State of Connecticut, Ser A, UTGO, 1.830%, 5/15/18(A)	-	-	425,000	426,798			425,000	426,798

New Mexico - 0.0%
New Mexico Educational Assistance Foundation, Ser 2010, Class A2, 1.705%, 12/1/28(A)	-	-	30,000	30,007			30,000	30,007

Municipal Bonds Total		-		21,648,299				21,648,299

Non-Agency Collateralized Mortgage Obligations - 1.7%
Bear Stearns ARM Trust, Ser 2003-1, Class 5A1, 3.047%, 4/25/33(A)††	-	-	2,947,338	2,962,076			2,947,338	2,962,076
Bear Stearns ARM Trust, Ser 2004-1, Class 13A3, 3.715%, 4/25/34(A)††	-	-	318,467	308,688			318,467	308,688
Bear Stearns Asset Backed Securities Trust, Ser 2003-AC7, Class A2, 5.750%, 1/25/34(D)††	-	-	237,493	243,491			237,493	243,491
Community Program Loan Trust, Ser 1987-A, Class A5, 4.500%, 4/1/29	-	-	88,904	88,404			88,904	88,404
CSMC Trust, Ser 2012-CIM1, Class A1, 144a 3.380%, 2/25/42(A)	-	-	551,546	554,864			551,546	554,864
FDIC Structured Sale Guaranteed Notes, Ser 2010-S3, Class A, 144a 2.740%, 12/3/20	-	-	78,107	78,300			78,107	78,300
JP Morgan Mortgage Trust, Ser 2006-A4, Class 2A2, 3.082%, 6/25/36(A)	-	-	195,655	175,419			195,655	175,419
Merrill Lynch Mortgage Investors Trust, Ser 2003-A1, Class 2A, 3.365%, 12/25/32(A)	-	-	22,110	21,905			22,110	21,905
Merrill Lynch Mortgage Investors Trust, Ser 2004-1, Class 1A, 3.001%, 12/25/34(A)	-	-	194,684	191,981			194,684	191,981
Mill City Mortgage Trust, Ser 2015-1, Class A1, 144a 2.230%, 6/25/56(A)	-	-	1,316,264	1,320,862			1,316,264	1,320,862
People's Choice Home Loan Securities Trust Series, Ser 2005-1, Class M3, 1.852%, 1/25/35(A)	-	-	705,948	706,833			705,948	706,833
RFMSI Trust, Ser 2007-SA1, Class 1A1, 3.416%, 2/25/37(A)	-	-	1,009,624	847,896			1,009,624	847,896
Springleaf Mortgage Loan Trust, Ser 2013-3A, Class A, 144a 1.870%, 9/25/57(A)	-	-	4,737,909	4,733,566			4,737,909	4,733,566
Towd Point Mortgage Trust, Ser 2015-4, Class A1B, 144a 2.750%, 4/25/55(A)	-	-	3,310,121	3,313,603			3,310,121	3,313,603

	Sentinel Low Duration Bond Fund			Touchstone Ultra Short Duration Fixed Income Fund		Pro Forma Adjustments		Proforma Combined Touchstone Ultra Short Duration Fixed Income Fund
	Principal Amount	Market Value		Principal Amount	Market Value	Principal Amount	Market Value	Principal Amount	Market Value
Wells Fargo Mortgage Backed Securities Trust, Ser 2003-G, Class A1, 2.895%, 6/25/33(A)	-	-		192,386	192,759			192,386	192,759
Wells Fargo Mortgage Backed Securities Trust, Ser 2003-M, Class A1, 3.000%, 12/25/33(A)	-	-		502,378	504,086			502,378	504,086
Non-Agency Collateralized Mortgage Obligations Total		-			16,244,733				16,244,733

Residential Mortgage-Backed Securities - 1.4%
Bear Stearns Trust FLT, 3.174%, 6/25/34	6,286,410	6,350,833	(E)	-	-			6,286,410	6,350,833
BOAMS 2004 5 3A1, 4.500%, 6/25/19	1,728,826	1,732,098	(E)	-	-			1,728,826	1,732,098
GSR 2003 13 1A1, 2.869%, 10/25/33	5,386,719	5,429,348	(E)	-	-			5,386,719	5,429,348
Residential Mortgage-Backed Securities Total		13,512,279			-				13,512,279

U.S. Government Agency Obligations - 0.8%
Overseas Private Investment Corp., 0.900%, 10/15/33(A)	-	-		2,100,000	2,100,000			2,100,000	2,100,000
Overseas Private Investment Corp., 0.900%, 7/20/22(A)	-	-		5,000,000	5,000,000			5,000,000	5,000,000
Small Business Administration Participation Certificates, Ser 2002-20A, Class 1, 6.140%, 1/1/22	-	-		26,972	28,872			26,972	28,872
Small Business Administration Participation Certificates, Ser 2003-20E, Class 1, 4.640%, 5/1/23	-	-		39,672	41,699			39,672	41,699
Small Business Administration Pools, 1.150%, 1/25/26(A)	-	-		198,468	198,013			198,468	198,013
Small Business Administration Pools, 1.250%, 4/25/28(A)	-	-		162,592	162,644			162,592	162,644
U.S. Government Agency Obligations Total		-			7,531,228				7,531,228

Agency Collateralized Mortgage Obligations - 0.4%
FHLMC Multifamily Structured Pass Through Certificates, Ser K504 Class X1, 0.222%, 9/25/20(A)(B)	-	-		125,095,654	649,397			125,095,654	649,397
FHLMC REMIC, Ser 2510 Class TA, 4.000%, 6/15/32	-	-		40,093	40,910			40,093	40,910
FHLMC REMIC, Ser 2770 Class FH, 1.312%, 3/15/34(A)	-	-		433,346	433,097			433,346	433,097
FHLMC REMIC, Ser 3414 Class MB, 4.250%, 12/15/19	-	-		90,494	91,810			90,494	91,810
FHLMC REMIC, Ser 4459 Class NG, 6.500%, 10/15/24	-	-		8,241	8,333			8,241	8,333
FNMA REMIC Trust, Ser 2001-W4, Class AF5, 6.114%, 2/25/32(D)	-	-		142,031	172,503			142,031	172,503
FNMA REMIC, Ser 2003-119, Class PU, 4.000%, 11/25/33	-	-		242,674	245,663			242,674	245,663
FNMA REMIC, Ser 2003-33, Class AM, 4.250%, 5/25/33	-	-		88,689	93,735			88,689	93,735
FNMA REMIC, Ser 2003-42, Class CA, 4.000%, 5/25/33	-	-		81,023	84,220			81,023	84,220
FNMA REMIC, Ser 2003-81, Class FE, 1.482%, 9/25/33(A)	-	-		349,776	351,128			349,776	351,128
FNMA REMIC, Ser 2008-35, Class IO, 4.500%, 4/25/23(B)	-	-		25,520	133			25,520	133
FNMA REMIC, Ser 2010-13, Class WD, 4.250%, 3/25/25	-	-		102,212	104,501			102,212	104,501
FNMA REMIC, Ser 2010-54, Class NA, 4.500%, 10/25/39	-	-		3,287	3,286			3,287	3,286
FNMA REMIC, Ser 2011-52, Class AH, 2.750%, 10/25/18	-	-		75,567	75,917			75,567	75,917
FNMA REMIC, Ser 2012-102, Class NA, 1.500%, 9/25/27	-	-		331,920	321,508			331,920	321,508
GNMA, Ser 2002-72, Class AB, 4.500%, 10/20/32	-	-		144,654	155,128			144,654	155,128

	Sentinel Low Duration Bond Fund			Touchstone Ultra Short Duration Fixed Income Fund		Pro Forma Adjustments			Proforma Combined Touchstone Ultra Short Duration Fixed Income Fund
	Principal Amount	Market Value		Principal Amount	Market Value	Principal Amount	Market Value		Principal Amount	Market Value
GNMA, Ser 2011-142, Class IO, 0.611%, 9/16/46(A)(B)	-	-		13,094,503	294,491				13,094,503	294,491
GNMA, Ser 2011-161, Class A, 1.738%, 1/16/34	-	-		72,597	72,512				72,597	72,512
GNMA, Ser 2011-57, Class BA, 3.000%, 5/20/40	-	-		110,903	112,586				110,903	112,586
GNMA, Ser 2012-27, Class A, 1.614%, 7/16/39	-	-		210,120	205,203				210,120	205,203
Agency Collateralized Mortgage Obligations Total		-			3,516,061					3,516,061

Bank Loans - 0.3%

Technology - 0.2%
Micron Technology, Inc., 4.750%, 4/26/22(A)	1,761,688	1,767,748	(E)	-	-				1,761,688	1,767,748

Consumer Discretionary - 0.1%
J Crew Group, Inc., 4.090%, 3/5/21	1,325,000	802,831	(E)	-	-				1,325,000	802,831

Bank Loans Total		2,570,578			-					2,570,578

	Shares			Shares		Shares			Shares
Short Term Investments - 1.1%
Dreyfus Government Cash Management, Institutional Shares, 0.66%∞Ω	-	-		92,240	92,240				92,240	92,240
State Street Institutional U.S. Government Money Market Fund Premier Class	10,750,906	10,750,906	(E)	-	-	(451,106)	(451,106	)(F)	10,299,800	10,299,800
Short Term Investments Total		10,750,906			92,240		(451,106)			10,392,040

Total Investment Securities - 99.0% (Cost $957,794,956)		$314,434,731			$644,405,422		$(451,106)			$958,389,047

Other Assets in Excess of Liabilities - 1.%		(639,286)			9,710,823		451,106	(F)		9,522,643

Net Assets - 100.0%		$313,795,445			$654,116,245		$-			$967,911,690

(A)	Variable rate security - Rate reflected is the rate in effect as of March 31, 2017.
(B)
Interest only security.  This type of security represents the right to receive the monthly interest payments on an underlying pool of mortgages.  Payments of principal on the pool reduce the value of the “interest only” holding.

(C)	Rate reflects yield at the time of purchase.
(D)
Step Bond - A bond that pays an initial interest rate for the first period and then a higher interest rate for the following periods until maturity. The interest rate shown reflects the rate in effect as of March 31, 2017.

(E)
Following the Reorganization, all or a portion of this security may be sold.  It is expected that the Touchstone Ultra Short Duration Fixed Income Fund will sell approximately 67% of the securities acquired from the Target Fund.  If such sales had occurred as of 3/31/17, shareholders would have recognized capital gains of $0.02 per share of the Proforma Combined Touchstone Ultra Short Duration Fixed Income Fund.

(F)	Deferred compensation plan will be redeemed prior to conversion.

††
The issuers and/or sponsors of certain mortgage-backed securities may no longer exist; however, the securities held by the Fund are separate legal entities organized as trusts and publicly traded. The Fund receives principal and interest payments directly from these trusts.

∞	Open-End Fund.
Ω	Represents the 7-day SEC yield as of March 31, 2017.

ARM - Adjustable Rate Mortgage
CDO - Collateralized Debt Obligations
CLO - Collateralized Loan Obligations

FDIC - Federal Deposit Insurance Corporation
FHLMC - Federal Home Loan Mortgage Corporation
FNMA - Federal National Mortgage Association
GNMA - Government National Mortgage Association
IDA - Industrial Development Agency
LLC - Limited Liability Company
LOC - Letter of Credit
LP - Limited Partnership
MTN - Medium Term Note
PLC - Public Limited Company
REMIC - Real Estate Mortgage Investment Conduit
UTGO - Unlimited Tax General Obligation

144a - This is a restricted security that was sold in a transaction qualifying for the exemption under Rule 144A of the Securities Act of 1933. This security may be sold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2017, these securities were valued at $302,983,897 or 31.3% of net assets. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.

Description	Level 1	Level 2	Level 3	Total
Corporate Bonds	$-	$338,821,893	$-	$338,821,893
Asset-Backed Securities	-	245,823,011	-	245,823,011
U.S. Government Mortgage-Backed Obligations	-	131,986,294	-	131,986,294
Commercial Mortgage-Backed Securities	-	52,257,109	-	52,257,109
U.S. Treasury Obligations	-	49,997,569	-	49,997,569
Exchange Traded Funds	41,390,014	-	-	41,390,014
Commercial Paper	-	22,697,938	-	22,697,938
Municipal Bonds	-	21,648,299	-	21,648,299
Non-Agency Collateralized Mortgage Obligations	-	16,244,733	-	16,244,733
Residential Mortgage-Backed Securities	-	13,512,279	-	13,512,279
U.S. Government Agency Obligations	-	7,531,228	-	7,531,228
Agency Collateralized Mortgage Obligations	-	3,516,061	-	3,516,061
Bank Loans	-	2,570,578	-	2,570,578
Short Term Investments	92,240	10,299,800	-	10,392,040
Total	$41,482,254	$916,906,793	$-	$958,389,047

Notes to Pro Forma Financial Statements

March 31, 2017 (Unaudited)

Pro Forma Financial Information

Note 1—Reorganizations

The unaudited pro forma financial information set forth in the accompanying pro forma financial statements is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the reorganization of each Sentinel Fund into the corresponding Touchstone Fund (each, a “Reorganization” and collectively, the “Reorganizations”) had been consummated.  These pro forma numbers have been estimated in good faith based on information provided by the Sentinel Funds as of and for the twelve months ended March 31, 2017 for the Sentinel Funds.  The unaudited pro forma financial information should be read in conjunction with the historical financial statements of the Sentinel Funds and the Touchstone Funds, which are available in their annual shareholder reports.

Note 2—Basis of Pro Forma

Each of the acquiring funds, Touchstone Active Bond Fund and the Touchstone Ultra Short Duration Fixed Income Fund (the “Acquiring Funds”), is a series of Touchstone Funds Group Trust (“Touchstone Funds”), which is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company.  As of March 31, 2017, the Acquiring Funds had shares outstanding of the share classes listed below:

Funds	Classes
Touchstone Active Bond Fund	A, C, Y, and Institutional
Touchstone Ultra Short Duration Fixed Income Fund*	A, C, Y, Z, and Institutional

*	Touchstone Ultra Short Duration Fixed Income Fund will open Class S shares.

Each of the target funds, Sentinel Government Securities Fund, Sentinel Total Return Bond Fund, and Sentinel Low Duration Bond Fund (the “Target Funds”), is a series of Sentinel Group Funds, Inc. (“Sentinel Funds”), which is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company.  As of March 31, 2017, the Sentinel Funds had shares outstanding of the share classes listed below:

Funds	Classes
Sentinel Government Securities Fund	A, C, and I*
Sentinel Total Return Bond Fund	A, C, I*, R3** and R6*
Sentinel Low Duration Bond Fund	A, S and I*

*	Class I and Class R6 shares of the Sentinel Funds will be exchanged for Class Y shares of the Touchstone Funds.
**	Class R3 shares of the Sentinel Funds will be exchanged for Class A shares of the Touchstone Funds.

The accompanying unaudited pro forma financial statements are presented to show the effect of the transfer of assets and liabilities of the Target Funds in exchange for shares of the Acquiring Funds (for purposes of maintaining the financial statements and performance).

Under the terms of the Agreement and Plan of Reorganization, the combination of each Target Fund and the corresponding Acquiring Fund will be accounted for by the method of accounting for tax-free reorganizations of investment companies.  The statements of assets and liabilities and the related statements of operations of the Acquiring Funds and the Target Funds have been combined as of and for the twelve months ended March 31, 2017.  In accordance with U.S. generally accepted accounting principles (“U.S. GAAP”), the historical cost of investment securities will be carried forward to the Acquiring Funds and the results of operations for pre-combination periods of the Acquiring Funds will not be restated.

Each Reorganization will be accounted for as a tax-free reorganization for federal income tax purposes; therefore, no gain or loss will be recognized by the Target Funds or their shareholders as a direct result of the Reorganizations.  The Target Funds and the Acquiring Funds are each registered open-end management investment companies.  Each Reorganization will be accomplished by the transfer of the assets and the liabilities of the applicable Sentinel Fund to the corresponding Touchstone Fund in exchange for shares of the Touchstone Fund and the distribution of such shares to the shareholders of the Sentinel Fund, in complete liquidation of the Sentinel Fund, followed by the termination of the Sentinel Fund.  The table below shows the shares that Target Fund shareholders would have received had the Reorganizations occurred on March 31, 2017.

Touchstone Funds Group Trust—Touchstone Active Bond Fund assumes the Reorganization of both the Sentinel Government Securities Fund and Sentinel Total Return Bond Fund

Class of Shares	Shares of Acquiring Fund Pre-Combination	Additional Shares Assumed Issued in Reorganization	Total Outstanding Shares Post-Combination
Class A*	2,264,218	19,786,712	22,050,930
Class C	570,446	4,282,167	4,852,613
Class Y**	6,547,101	21,017,685	27,564,786
Institutional Class	656,297	-	656,297

Touchstone Funds Group Trust—Touchstone Active Bond Fund assumes the Reorganization of only the Sentinel Government Securities Fund

Class of Shares	Shares of Acquiring Fund Pre-Combination	Additional Shares Assumed Issued in Reorganization	Total Outstanding Shares Post-Combination
Class A	2,264,218	13,536,265	15,800,483
Class C	570,446	1,800,224	2,370,670
Class Y**	6,547,101	2,277,369	8,824,470
Institutional Class	656,297	-	656,297

Touchstone Funds Group Trust—Touchstone Active Bond Fund assumes the Reorganization of only the Sentinel Total Return Bond Fund

Class of Shares	Shares of Acquiring Fund Pre-Combination	Additional Shares Assumed Issued in Reorganization	Total Outstanding Shares Post-Combination
Class A*	2,264,218	6,250,447	8,514,665
Class C	570,446	2,481,943	3,052,389
Class Y**	6,547,101	18,740,316	25,287,417
Institutional Class	656,297	-	656,297

Touchstone Funds Group Trust—Touchstone Sustainability and Impact Equity Fund

Class of Shares	Shares of Acquiring Fund Pre-Combination	Additional Shares Assumed Issued in Reorganization	Total Outstanding Shares Post-Combination
Class A	1,376,890	9,559,767	10,936,657
Class C	789,123	-	789,123
Class S	-	22,182,299	22,182,299
Class Y**	23,808,046	1,997,796	25,805,842
Class Z	23,577,201	-	23,577,201
Institutional Class	20,734,708	-	20,734,708

*	Class R3 shares of the Sentinel Funds will be exchanged for Class A shares of the Touchstone Funds.
**	Class I and Class R6 shares of the Sentinel Funds will be exchanged for Class Y shares of the Touchstone Funds.

Fund	Net Assets March 31, 2017
Sentinel Government Securities Fund	$180,981,046
Sentinel Total Return Bond Fund	$282,461,412
Touchstone Active Bond Fund	$103,460,881
Pro Forma Combined Touchstone Active Bond Fund assumes the Reorganization of both the Sentinel Government Securities Fund and Sentinel Total Return Bond Fund	$566,903,339
Pro Forma Combined Touchstone Active Bond Fund assumes the Reorganization of only the Sentinel Government Securities Fund	$284,441,927
Pro Forma Combined Touchstone Active Bond Fund assumes the Reorganization of only the Sentinel Total Return Bond Fund)	$385,922,293

Fund	Net Assets March 31, 2017
Sentinel Low Duration Bond Fund	$313,795,445
Touchstone Ultra Short Duration Fixed Income Fund	$654,116,245
Pro Forma Combined Touchstone Ultra Short Durations Fixed Income Fund	$967,911,690

Note 2— Security Valuation

The Funds’ portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (“NYSE”) (currently 4:00 p.m., Eastern time). Portfolio securities traded on stock exchanges are valued at the last reported sale price, official close price, or last bid price if no sales are reported. Portfolio securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price or from the primary exchange on which the security trades. Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long option positions are valued at the most recent bid price, and short option positions are valued at the most recent ask price. Shares of mutual funds in which the Funds invest are valued at their respective net asset values (“NAV”) as reported by the underlying funds.

Debt securities held by the Funds are valued at their evaluated bid by an independent pricing service or at their last broker-quoted bid prices as obtained from one or more of the major market makers for such securities. Independent pricing services use information provided by market makers or estimates of market values through accepted market modeling conventions. Observable inputs to the models may include prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models, the securities’ terms and conditions, among others.  Debt securities with remaining maturities of 60 days or less may be valued at amortized cost, provided such amount approximates market value. While this method provides consistency in valuation (and may only be used if it approximates market value), it may result in periods during which fair value, as determined by amortized cost, is higher or lower than the price that would be received if the Fund sold the investment.

Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of regular trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.  Securities mainly traded on a non-U.S. exchange or denominated in foreign currencies are generally valued according to the preceding closing values on that exchange, translated to U.S. dollars using currency exchange rates as of the close of regular trading on the NYSE. However, if an event that may change the value of a security occurs after the time that the closing value on the non-U.S. exchange was determined, but before the close of regular trading on the NYSE, the security may be priced based on fair value. This may cause the value of the security, if held on the books of a Fund to be different from the closing value on the non-U.S. exchange and may affect the calculation of that Fund’s NAV.

The Funds may use fair value pricing under the following circumstances, among others:

• If the value of a security has been materially affected by events occurring before the Funds’ pricing time but after the close of the primary markets on which the security is traded.

• If the exchange on which a portfolio security is principally traded closes early or if trading in a particular portfolio security was halted during the day and did not resume prior to the Funds’ NAV calculation.

• If a security is so thinly traded that reliable market quotations are unavailable due to infrequent trading.

• If the validity of market quotations is not reliable.

Securities held by the Funds that do not have readily available market quotations, significant observable inputs, or securities for which the available market quotations are not reliable, are priced at their estimated fair value using procedures approved by the Touchstone Funds’ Board of Trustees.

Note 3—Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period.  Actual results could differ from those estimates.

Note 4—Pro Forma Expense Adjustments

These pro forma numbers have been estimated in good faith based on information provided by the Sentinel Funds as of and for the twelve months ended March 31, 2017 for the Sentinel Funds.  The pro forma expenses have been adjusted to reflect the contractual rates of the Touchstone Funds, expense reductions of certain duplicative expenses, and the impact of the expense limitation agreement as a result of the Reorganization.

Note 5—Portfolio Repositioning

A significant portion of the portfolio securities of each Sentinel Target Fund are expected to be sold following the Reorganization.  To the extent that portfolio investments received by a Touchstone Acquiring Fund from a Sentinel Target Fund in a Reorganization are sold after the Reorganization, the Touchstone Acquiring Fund may recognize gains or losses, which may result in taxable distributions to shareholders holding shares of the Touchstone Acquiring Fund (including former Sentinel Target Fund shareholders who hold shares of the Touchstone Acquiring Fund following the Reorganization).  The sub-advisors may take steps to limit the amount of capital gains recognized during a single fiscal year including executing the portfolio repositionings over a period of time.

Note 6—Reorganization Costs

Touchstone Advisors, Inc. (“Touchstone Advisors”) and Sentinel Asset Management, Inc. (“Sentinel”) estimate that expenses for the Reorganizations of the Sentinel Group Funds, Inc. and the Sentinel Variable Products Trust will be approximately $1.7 million.  These costs represent management’s estimate of professional services fees, printing costs and mailing charges related to the Reorganizations.  Touchstone Advisors and Sentinel will bear 100% of the Reorganization expenses.  As a result there are no pro forma adjustments to net assets for Reorganization expenses.

Note 7—Accounting Survivor

The table below indicates the accounting and performance survivor for each Reorganization based on the legal survivors of the Reorganizations and their forms of organization; the boards of trustees/directors; portfolio management; portfolio composition; investment goals, policies and restrictions; expenses structures and expense ratios; and asset size.

Target Funds	Acquiring Funds	Accounting Survivor
Sentinel Government Securities Fund	Touchstone Active Bond Fund	Touchstone Active Bond Fund
Sentinel Total Return Bond Fund	Touchstone Active Bond Fund	Touchstone Active Bond Fund
Sentinel Low Duration Bond Fund	Touchstone Ultra Short Duration Fixed Income Fund	Touchstone Ultra Short Duration Fixed Income Fund

Note 8—Federal Income Taxes

Each Fund has elected to be taxed as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”).  After each Reorganization, the applicable Acquiring Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interest of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, federal income taxes.  The identified cost of investments for the Funds is substantially the same for both financial accounting and federal income tax purposes.  The tax cost of investments will remain unchanged for the combined Funds.

Note 9—Capital Loss Carry Forwards

The table below lists the capital loss carry forwards and the expiration year for each fund as of November 30, 2016 for the Sentinel Funds and as of September 30, 2016 for the Touchstone Funds.

Fund	2017	2018	2019	No Expiration	Total
Sentinel Government Securities Fund				$58,457,106	$58,457,106
Sentinel Total Return Bond Fund				$34,311,196	$34,311,196
Sentinel Low Duration Bond Fund	$2,065,072	$16,447,278	$32,731,463	$76,001,489	$127,245,302
Touchstone Active Bond Fund	$8,427,960				$8,427,960
Touchstone Ultra Short Duration Fixed Income Fund	$3,231,117	$3,336,624	$933,830	$17,631,734	$25,133,305